PROSPECTUS                                                          May 1, 1997
                       THE ENDEAVOR ML VARIABLE ANNUITY
                                Issued Through
                     PFL ENDEAVOR VARIABLE ANNUITY ACCOUNT
                                      by
                          PFL LIFE INSURANCE COMPANY

  The Endeavor ML Variable Annuity Policy is a Flexible Premium Variable Annuity that is offered by PFL Life Insurance Company ("PFL"). You can use the Policy to accumulate funds for retirement or other long-term financial planning purposes. You are generally not taxed on any earnings on amounts you invest until you withdraw them or begin to receive annuity payments. The Policy is a "variable" annuity because the value of your investments can go up or down based on the performance of mutual fund portfolios that you select. It is a flexible premium policy because after you purchase it you can generally make additional investments of any amount of $50 or more, until the Annuity Commencement Date when PFL begins making annuity payments to you.

  You have fifteen investment options to choose from. They include these fourteen mutual fund portfolios:
 MERRILL LYNCH VARIABLE SERIES FUNDS,          ENDEAVOR SERIES TRUST:
                 INC.:                 TCW Managed Asset Allocation Portfolio
        Basic Value Focus Fund               TCW Money Market Portfolio
       High Current Income Fund           T. Rowe Price International Stock
 Developing Capital Markets Focus Fund                Portfolio
                                        T. Rowe Price Equity Income Portfolio

        WRL SERIES FUND, INC.:          T. Rowe Price Growth Stock Portfolio
         WRL Growth Portfolio,            Dreyfus Small Cap Value Portfolio
 managed by Janus Capital Corporation    Dreyfus U.S. Government Securities
                                                      Portfolio
                                               Value Equity Portfolio
                                             Opportunity Value Portfolio
                                              Enhanced Index Portfolio

  YOU AS THE OWNER OF THE POLICY, BEAR THE ENTIRE INVESTMENT RISK FOR ALL AMOUNTS THAT YOU ALLOCATE TO ANY OF THE MUTUAL FUNDS. THIS MEANS THAT YOU COULD LOSE THE AMOUNT THAT YOU INVEST. But if the mutual fund shares increase in value, then the value of your Policy will also increase.

  The fifteenth investment option is the Fixed Account. If you invest in one of the alternatives offered in the Fixed Account, then PFL guarantees to return your investment with interest at rates that PFL will declare from time to time.

  Of course, you can choose any combination of these investment options. You can also transfer amounts among these options (subject to some restrictions).

  LIKE ALL SECURITIES, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

  You should only purchase a Policy as a long-term investment. However, you do have access to all or some of the current cash value of your investments at any time before the Annuity Commencement Date. But, if you do withdraw cash from your Policy, there may be a surrender charge. You may also have to pay income taxes on some or all of the amount you withdraw, and if you are under the age 59 1/2 there may also be a tax penalty. Finally, there may be an interest penalty if you make a premature withdrawal from the Fixed Account (this is called an "Excess Interest Adjustment," and it could also result in you earning extra interest). PFL has the right to postpone withdrawals from the Fixed Account.

  Prospectuses for the mutual fund portfolios are attached to the back of this prospectus. This prospectus and the mutual fund prospectuses give you vital information about the Policies and the mutual funds. Please read them carefully before you invest. Keep them for future reference.

  PLEASE NOTE THAT THE POLICIES AND THE MUTUAL FUNDS: ARE NOT BANK DEPOSITS, ARE NOT FEDERALLY INSURED, ARE NOT ENDORSED BY ANY BANK OR GOVERNMENT AGENCY AND ARE NOT GUARANTEED TO ACHIEVE THEIR GOAL.

  This Prospectus sets forth the information that a prospective purchaser should consider before purchasing a Policy. A Statement of Additional Information about the Policy and the Mutual Fund Account which has the same date as this Prospectus has been filed with the Securities and Exchange Commission and is incorporated herein by reference. The Statement of Additional Information is available at no cost to any person requesting a copy by writing PFL at the Administrative and Service Office or by calling 1-800-525-6205. The table of contents of the Statement of Additional Information is included at the end of this Prospectus.

  This Prospectus and the Statement of Additional Information generally describe only the Policies and the Mutual Fund Account, except when the Fixed Account is specifically mentioned.

                      Administrative and Service Office:
            Financial Markets Division--Variable Annuity Department
                          PFL Life Insurance Company
                           4333 Edgewood Road, N.E.
                         Cedar Rapids, Iowa 52499-0001

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
DEFINITIONS................................................................   5
SUMMARY....................................................................   9
CONDENSED FINANCIAL INFORMATION............................................  24
FINANCIAL STATEMENTS.......................................................  26
HISTORICAL PERFORMANCE DATA................................................  26
  Standardized Performance Data............................................  26
  TCW Money Market Subaccount..............................................  27
  Other Subaccounts........................................................  27
  Merrill Lynch Variable Series Funds, Inc.--Hypothetical Data.............  30
  WRL Growth Subaccount--Hypothetical Data.................................  31
  Opportunity Value and Equity Index Portfolios............................  31
  Non-Standardized Performance Data........................................  32
PUBLISHED RATINGS..........................................................  34
PFL LIFE INSURANCE COMPANY.................................................  34
THE ENDEAVOR ACCOUNTS......................................................  35
  The Mutual Fund Account..................................................  35
  The Fixed Account........................................................  40
    Guaranteed Periods.....................................................  40
    Dollar Cost Averaging Fixed Account Option.............................  41
    Guaranteed Interest Rates..............................................  41
  Transfers................................................................  42
  Reinstatements...........................................................  43
  Telephone Transactions...................................................  44
  Dollar Cost Averaging (DCA)..............................................  44
  Asset Rebalancing........................................................  45
THE POLICY.................................................................  46
  Policy Application and Issuance of Policies--Premium Payments............  46
    Additional Premium Payments............................................  46
    Maximum Total Premium Payments.........................................  47
    Allocation of Premium Payments.........................................  47
    Payment Not Honored by Bank............................................  47
  Policy Value.............................................................  47
    The Mutual Fund Account Value..........................................  48
  Amendments...............................................................  48
  Non-participating Policy.................................................  48
DISTRIBUTIONS UNDER THE POLICY.............................................  48
  Surrenders...............................................................  48
  Nursing Care and Terminal Condition Withdrawal Option....................  50
  Excess Interest Adjustment (EIA).........................................  50
  Systematic Payout Option.................................................  51
  Annuity Payments.........................................................  51
    Annuity Commencement Date..............................................  51
    Election of Payment Option.............................................  52
    Premium Tax............................................................  53
    Supplementary Policy...................................................  53

                                                                            PAGE
                                                                            ----
  Annuity Payment Options..................................................  53
  Death Benefit............................................................  56
    Death of Annuitant Prior to Annuity Commencement Date..................  56
    Death On or After Annuity Commencement Date............................  58
    Beneficiary............................................................  58
  Death of Owner...........................................................  59
  Restrictions Under the Texas Optional Retirement Program.................  59
  Restrictions Under Section 403(b) Plans..................................  59
  Restrictions Under Qualified Policies....................................  59
CHARGES AND DEDUCTIONS.....................................................  59
  Surrender Charge.........................................................  60
  Mortality and Expense Risk Fee...........................................  60
  Administrative Charges...................................................  61
  Distribution Financing Charge............................................  62
  Premium Taxes............................................................  62
  Federal, State and Local Taxes...........................................  62
  Transfer Charge..........................................................  62
  Other Expenses Including Investment Advisory Fees........................  62
  Employee and Agent Purchases.............................................  63
CERTAIN FEDERAL INCOME TAX CONSEQUENCES....................................  63
  Tax Status of the Policy.................................................  64
  Taxation of Annuities....................................................  64
DISTRIBUTOR OF THE POLICIES................................................  70
VOTING RIGHTS..............................................................  70
LEGAL PROCEEDINGS..........................................................  71
STATEMENT OF ADDITIONAL INFORMATION........................................  71
  Appendix A............................................................... A-1

                                  DEFINITIONS

  Accumulation Unit--An accounting unit of measure used in calculating the Policy Value in the Mutual Fund Account before the Annuity Commencement Date.

  Adjusted Policy Value--An amount equal to the Policy Value increased or decreased by any Excess Interest Adjustment applied at the time of surrender or on the Annuity Commencement Date.

  Administrative and Service Office--Financial Markets Division--Variable Annuity Department, PFL Life Insurance Company, 4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499-0001.

  Annuitant--The person entitled to receive Annuity Payments after the Annuity Commencement Date and during whose life any Annuity Payments involving life contingencies will continue.

  Annuity Commencement Date--The date upon which Annuity Payments are to commence. This date may not be later than the last day of the policy month starting after the Annuitant attains age 85, except as expressly allowed by PFL, but in no event later than the last day of the month following the month in which the Annuitant attains age 95.

  Annuity Payment Option or Payment Option--A method of receiving a stream of Annuity Payments selected by the Owner.

  Annuity Unit--An accounting unit of measure used in the calculation of the amount of the second and each subsequent Variable Annuity Payment after the Annuity Commencement Date.

  Beneficiary--The person who has the right to the death benefit set forth in the Policy.

  Business Day--Any day when the New York Stock Exchange is open for business.

  Cash Value--The Policy Value increased or decreased by any Excess Interest Adjustment, less the Surrender Charge, if any.

  Code--The Internal Revenue Code of 1986, as amended.

  Current Interest Rate--The interest rate or rates currently guaranteed to be credited on amounts under a Policy allocated to the Fixed Account. This interest rate will always equal or exceed a minimum of 3%.

  Due Proof of Death--A certified copy of a death certificate, a certified copy of a decree of a court of competent jurisdiction as to the finding of death, a written statement by the attending physician, or any other proof satisfactory to PFL will constitute Due Proof of Death.

  Distribution Financing Charge--a daily charge for the first seven Policy Years equal to an effective annual rate of 0.15% of the Mutual Fund Account's net assets.

  Excess Interest Adjustment--A positive or negative adjustment to amounts withdrawn upon partial withdrawal or surrenders, to amounts transferred by the Owner from the Fixed Account Guaranteed Period Options, or to amounts applied to Annuity Payment Options. The adjustment reflects changes in the interest rates declared by PFL since the date any payment was received by or an amount was transferred to the Guaranteed Period Option. The Excess Interest Adjustment (EIA) can either decrease or increase the amount to be received by the Owner upon surrender or commencement of Annuity Payments, depending upon whether there has been an increase or decrease in interest rates, respectively.

  Fixed Account--A group of Investment Options under the Policy, other than the Mutual Fund Account, that are part of the general assets of PFL that are not in separate accounts.

  Fixed Annuity Payments--Payments made pursuant to an Annuity Payment Option which do not fluctuate in amount.

  Guaranteed Period Options--The various guaranteed interest rate periods which may be offered by PFL under the Fixed Account into which premiums may be paid or amounts transferred.

  Investment Options--Any of the Guaranteed Period Options of the Fixed Account, the Dollar Cost Averaging Fixed Account Option, and any of the Subaccounts of the Mutual Fund Account.

  Mutual Fund Account--The PFL Endeavor Variable Annuity Account, which comprises a portion of the PFL Endeavor VA Separate Account, a separate account established and registered as a unit investment trust under the Investment Company Act of 1940 to which Premium Payments under the Policies may be allocated and which invests in the Growth Portfolio of the WRL Series Fund, Inc., the portfolios of the Endeavor Series Trust, certain portfolios of the Merrill Lynch Variable Series Funds, Inc. and such other mutual funds as PFL may determine from time-to-time.

  Nonqualified Policy--A Policy other than a Qualified Policy.

  PFL--PFL Life Insurance Company, the issuer of the Policies.

  Policy--One of the variable annuity policies offered by this Prospectus.

  Policy Anniversary--Each anniversary of the Policy Date.

  Policy Date--The date shown on the Policy data page attached to the Policy and the date on which the Policy becomes effective.

  Policy Owner or Owner--The person who may exercise all rights and privileges under the Policy. The Policy Owner during the lifetime of the Annuitant and prior to the Annuity Commencement Date is the person designated as the Policy Owner or a Successor Owner in the application.

  Policy Value--On or before the Annuity Commencement Date, this is an amount equal to (a) the Premium Payments; minus (b) partial withdrawals taken (including any applicable Excess Interest Adjustments and Surrender Charges on such partial withdrawals); plus (c) interest credited in the Fixed Account; plus or minus (d) accumulated gains or losses in the Mutual Fund Account; minus (e) any applicable service charges, premium taxes, and transfer fees, if any.

  Policy Year--Each 12-month period beginning on the Policy Date shown on the Policy Data page and each Policy Anniversary thereafter.

  Premium Payment--An amount paid to PFL by the Policy Owner or on the Policy Owner's behalf as consideration for the benefits provided by the Policy.

  Qualified Policy--A Policy issued in connection with retirement plans that qualify for special Federal income tax treatment under the Code.

  Service Charge--An annual charge on each Policy Anniversary (and a charge at the time of surrender during any Policy Year) for Policy maintenance and related administrative expenses. This annual charge is the lesser of 2% of the Policy Value or $35.

  Subaccount--A subdivision within the Mutual Fund Account, the assets of which are invested in a specified Portfolio of the Underlying Funds.

  Successor Policy Owner--A person appointed by the Policy Owner to succeed to ownership of the Policy in the event of the death of the Policy Owner (if the Policy Owner is not the Annuitant) before the Annuity Commencement Date.

  Surrender Charge--A percentage of each Premium Payment in an amount from 7% to 0% depending upon the length of time from the date of each Premium Payment. The Surrender Charge is assessed on surrenders of, or partial withdrawals from, the Policy. A Surrender Charge may also be referred to as a "Contingent Deferred Sales Charge."

  Underlying Funds--The Growth Portfolio of the WRL Series Fund, Inc., the portfolios of the Endeavor Series Trust, and certain portfolios of the Merrill Lynch Variable Insurance Series Funds, Inc.

  Valuation Period--The period of time from one determination of Accumulation Unit and Annuity Unit values to the next subsequent determination of values. Such determination is made on each Business Day.

  Variable Annuity Payments--Payments made pursuant to an Annuity Payment Option which fluctuate as to dollar amount or payment term in relation to the investment performance of the specified Subaccounts within the Mutual Fund Account.

  Written Notice or Written Request--Written notice, signed by the Policy Owner, that gives PFL the information it requires and is received at the Administrative and Service Office. For some transactions, PFL may accept an electronic notice such as telephone instructions. Such electronic notice must meet the requirements PFL establishes for such notices.

                       THE ENDEAVOR ML VARIABLE ANNUITY

                                    SUMMARY

  The following summary is intended to provide a brief overview of the Policy. More detailed information can be found in the sections of this Prospectus that follow, all of which should be read in their entirety.

THE POLICY

  The Endeavor ML Variable Annuity is a Flexible Premium Variable Annuity which can be purchased as a Nonqualified Policy or as a Qualified Policy. The Owner allocates the Premium Payments among the two Endeavor Accounts of PFL: the PFL Endeavor Variable Annuity Account, (the "Mutual Fund Account") and the Fixed Account. Certain features described in this Prospectus may only be available to Policies purchased after the effective date of the Policy form used. (See "Variations in Policy Provisions," p. 22.)

THE ACCOUNTS

  The Mutual Fund Account. The Mutual Fund Account is a separate account of PFL, which invests exclusively in shares of certain portfolios of the Merrill Lynch Variable Series Funds, Inc., the ten portfolios of the Endeavor Series Trust, and the Growth Portfolio of the WRL Series Fund, Inc., (collectively, the "Underlying Funds"). The Merrill Lynch Variable Series Funds, Inc. is an investment company, whose investment adviser is Merrill Lynch Asset Management, L.P. ("MLAM"), an indirect wholly owned subsidiary of Merrill Lynch & Co., Inc. A separate prospectus accompanies this Prospectus for the portfolios advised by MLAM, which describe further information about MLAM and the Merrill Lynch Variable Series Funds, Inc. The Endeavor Series Trust is a mutual fund managed by Endeavor Investment Advisers, a general partnership between Endeavor Management Co. and AUSA Financial Markets, Inc. (an affiliate of PFL), which contracts with several subadvisers (as described in separate prospectuses that accompany this Prospectus) for investment advisory services. The WRL Growth Portfolio is a portfolio within the WRL Series Fund, Inc. The WRL Series Fund, Inc. is a mutual fund whose investment adviser is WRL Investment Management, Inc., a subsidiary of Western Reserve Life Assurance Co. of Ohio ("Western Reserve"), (an affiliate of PFL). WRL Investment Management, Inc. contracts with Janus Capital Corporation as a sub-adviser to the WRL Growth Portfolio for investment advisory services, as described in a separate portfolio prospectus that accompanies this Prospectus.

  The Underlying Funds currently comprise fourteen separate Portfolios: three funds of the Merrill Lynch Variable Series Funds, Inc.: the Merrill Lynch Basic Value Focus Fund, the Merrill Lynch Developing Capital Markets Fund, and the Merrill Lynch High Current Income Fund; the ten portfolios under the Endeavor Series Trust: the TCW Managed Asset Allocation Portfolio; the TCW Money Market Portfolio; the T. Rowe Price

International Stock Portfolio; the Value Equity Portfolio; the Dreyfus Small Cap Value Portfolio; the Dreyfus U.S. Government Securities Portfolio; the T. Rowe Price Equity Income Portfolio; the T. Rowe Price Growth Stock Portfolio; the Opportunity Value Portfolio; and the Enhanced Index Portfolio; and one portfolio under the WRL Series Fund, Inc., the WRL Growth Portfolio, managed by Janus Capital Corporation. Each of the fourteen Subaccounts of the Mutual Fund Account invests solely in a corresponding Portfolio of the Underlying Funds. Because the Policy Value may depend on the investment experience of the selected Subaccounts, the Owner bears the entire investment risk with respect to Premium Payments allocated to, and amounts transferred to, the Mutual Fund Account. (See "THE ENDEAVOR ACCOUNTS--The Mutual Fund Account," p. 35.)

  The Fixed Account. The Fixed Account guarantees an annual effective interest rate of at least 3% on: Premium Payments and transfers to, less partial withdrawals and transfers from, the Fixed Account (see Appendix "B" for variations in the minimum guaranteed effective annual interest rate for prior versions of Policies and for Policies offered in certain states). PFL may, in its sole discretion, declare a higher Current Interest Rate. A Current Interest Rate is guaranteed for at least one year. Upon surrender, PFL guarantees return of at least the Premium Payments made to, less prior Partial Withdrawals and transfers from, the Fixed Account. (See "THE ENDEAVOR ACCOUNTS--The Fixed Account," p. 40.)

PREMIUM PAYMENTS

  A Nonqualified Policy may be purchased with an initial Premium Payment of at least $5,000, and a Qualified Policy generally may be purchased with an initial Premium Payment of at least $1,000. A Policy purchased and used in connection with a Tax Deferred 403(b) Annuity may be purchased with an initial premium payment in any amount chosen by the purchaser, however, PFL must receive the initial Premium Payment within 90 days following the Policy Date, otherwise the Policy will be canceled. An Owner may make subsequent additional Premium Payments of at least $50 each at any time before the Annuity Commencement Date. The maximum total Premium Payments allowed without prior approval of PFL is $1,000,000. At the time of each Premium Payment no charges or fees are deducted, so the entire Premium Payment is invested immediately. (See "CHARGES AND DEDUCTIONS--Surrender Charge," p. 60 and "CHARGES AND DEDUCTIONS--Premium Taxes," p. 62.)

  The Owner must allocate the initial Premium Payment among the Investment Options (that is, among the options available under the Fixed Account or the Subaccounts of the Mutual Fund Account or a combination of those options) according to allocation percentages in the Policy application or transmittal form. Any allocation must be in whole percents, and the total allocation must equal 100%. Allocations specified by the Owner for the Initial Premium Payment will be used for Subsequent Additional Premium Payments unless the Owner requests a change in allocation. Allocations of additional Premium Payments may be changed by sending

Written Notice to PFL's Administrative and Service Office. (See "THE POLICY-- Policy Application and Issuance of Policies--Premium Payments," p. 46.)

RIGHT TO CANCEL PERIOD

  The Owner may, until the end of the period of time specified in the Policy (the Right to Cancel period), examine the Policy and return it for a refund. The applicable period will depend on the state in which the Policy is issued. In most states the period is ten (10) days after the Policy is delivered to the Owner. Several states allow for a longer period to return the Policy. The amount of the refund will also depend on the state in which the Policy is issued. Ordinarily the amount of the refund will be the Policy Value. However, some states may require a return of the Premium Payments, or the greater of the Premium Payments or the Policy Value. PFL will pay the refund within seven
(7) days after it receives written notice of cancellation and the returned Policy. The Policy will then be deemed void.

TRANSFERS BEFORE THE ANNUITY COMMENCEMENT DATE

  An Owner may transfer Policy Values from one Subaccount to another within the Mutual Fund Account or to the Fixed Account, or may transfer Policy Values or an amount equal to the interest credited from the Guaranteed Period Options of the Fixed Account to the Mutual Fund Account. Transfers of amounts equal to interest credited to a Guaranteed Period Option are referred to as "interest transfers." Except for interest transfers, before the end of the Guaranteed Period, any Policy Values transferred out of the Fixed Account are subject to an Excess Interest Adjustment. The minimum amount which may be transferred is $500, or the entire Subaccount (or Guaranteed Period Option) Policy Value, whichever is less. However, following a transfer out of a particular Subaccount or Guaranteed Period Option, at least $500 must remain in that Subaccount or Guaranteed Period Option, otherwise PFL reserves the right to include remaining amounts in the transfer. Transfers currently may be made either by telephone (subject to the provisions described below under "Telephone Transactions," p. 44) or by sending Written Notice to the Administrative and Service Office. Due to the manner of crediting interest in the Fixed Account, however, interest transfers may affect the rate of interest credited on funds remaining in the Fixed Account. (See "THE ENDEAVOR ACCOUNTS--Transfers," p. 42.)

  An Owner may choose which Guaranteed Period Option to or from transfers may be made. Transfers of Policy Value from a Guaranteed Period Option prior to the end of a Guaranteed Period are subject to an Excess Interest Adjustment which may increase or decrease the amount removed from the Guaranteed Period Option in order to honor the transfer amount requested. "Interest transfers" are not subject to an Excess Interest Adjustment. (See "DISTRIBUTIONS UNDER THE POLICY--Excess Interest Adjustment (EIA)," p. 50 and "THE ENDEAVOR ACCOUNTS--Transfers," p. 42.)

  Transfers from the Dollar Cost Averaging Fixed Account Option, except through automatic Dollar Cost Averaging transfers, are not allowed. (see "THE ENDEAVOR ACCOUNTS--Dollar Cost Averaging Fixed Account Option," p. 41.)

  Policies issued in certain states may have additional restrictions on transfers. See the Policy or endorsement for details.

  A $10 charge may be imposed for each transfer in excess of 12 transfers per Policy Year. Currently PFL does not charge for any transfers. (See "THE ENDEAVOR ACCOUNTS--Transfers," p. 42.)

SURRENDERS AND PARTIAL WITHDRAWALS

  The Owner may elect to surrender the Policy or make a partial withdrawal from the Policy ($500 minimum) in exchange for a cash payment from PFL at any time prior to the earlier of the Annuitant's death or the Annuity Commencement Date. A surrender or partial withdrawal may be subject to deductions for Surrender Charges, Excess Interest Adjustments, and Service Charges. (See "CHARGES AND DEDUCTIONS," p. 59.) A surrender or partial withdrawal request must be made by Written Request, and a request for a partial withdrawal must specify the Subaccounts or Guaranteed Period Options from which the withdrawal is requested. There is currently no limit on the frequency or timing of partial withdrawals. (See "DISTRIBUTIONS UNDER THE POLICY--Surrenders," p.
48). For Qualified Policies the retirement plan or applicable law may restrict or penalize partial withdrawals. In addition to the applicable charges and deductions under the Policy, surrenders and partial withdrawals may be subject to premium taxes, income taxes and a 10% Federal penalty tax.

NURSING CARE AND TERMINAL CONDITION WITHDRAWAL OPTION

  If the Owner or Owner's spouse (or Annuitant or Annuitant's spouse if the Owner is not a natural person): (1) has been confined in a hospital or nursing facility for 30 consecutive days or (2) has been diagnosed as having a terminal condition, as defined in the Policy or endorsement (generally a life expectancy of not more than 12 months), then partial withdrawals or surrenders may be taken with no Surrender Charge and no Excess Interest Adjustment. (This benefit may not be available in all states or for all policy forms. See the Policy or endorsement for details.) (See "DISTRIBUTIONS UNDER THE POLICY-- Nursing Care and Terminal Condition Withdrawal Option," p. 50.)

CHARGES AND DEDUCTIONS

  Surrender Charge. In order to permit investment of the entire Premium Payment, PFL does not deduct sales or other charges at the time the Policy is purchased. However, a Surrender Charge of up to 7% of the amount withdrawn is imposed on certain surrenders or partial withdrawals of Premium Payments in order to cover expenses relating to the sale of the Policies. The applicable Surrender Charge is based on the period of time elapsed since payment of the Premium Payment(s) being withdrawn. There is no Surrender Charge imposed seven or more years after a Premium Payment was paid. For purposes of determining the applicable Surrender Charge, Premium Payments are considered to be withdrawn on a "first in-, first-out" basis. (See "CHARGES AND DEDUCTIONS--Surrender Charge," p. 60.) Note that for income tax purposes, however, gains are deemed to be withdrawn first. (See "CERTAIN FEDERAL INCOME TAX CONSEQUENCES," p. 63.) After the first Policy Year, up to 10% of the Policy Value may be withdrawn once per Policy Year without an Excess Interest Adjustment and without a Surrender Charge if it is the first withdrawal in that Policy Year.

  Excess Interest Adjustment. Surrenders, partial withdrawals and transfers (other than "10% Withdrawals" and "interest transfers") out of Fixed Account Guaranteed Period Options, which occur prior to the end of the Guaranteed Period, may be subject to an Excess Interest Adjustment, which could eliminate all credited interest in excess of the minimum guaranteed effective annual interest rate of 3%. The Excess Interest Adjustment, if a positive adjustment, could also result in the crediting of additional interest. (See "DISTRIBUTIONS UNDER THE POLICY--Excess Interest Adjustment (EIA)," p. 50.)

  Account Charges. PFL deducts a daily charge equal to a percentage of the net assets in the Mutual Fund Account for the mortality and expense risks assumed by PFL. For Guaranteed Minimum Death Benefit Options "A" (5% Annually Compounding Death Benefit) and "B" (Annual Step-Up Death Benefit), the effective annual rate of this charge is 1.25% of the value of the Mutual Fund Account's net assets. For Guaranteed Minimum Death Benefit Option "C" (Return of Premium Death Benefit), the effective annual rate of this charge is 1.10% of the value of the Mutual Fund Account's net assets. (See "CHARGES AND DEDUCTIONS--Mortality and Expense Risk Fee," p. 60, and "DISTRIBUTIONS UNDER THE POLICY--Death Benefit," p. 56.)

  PFL also deducts a daily Administrative Charge from the net assets of the Mutual Fund Account to partially cover expenses incurred by PFL in connection with the administration of the Mutual Fund Account and the Policies. The effective annual rate of this charge is .15% of the value of the Mutual Fund Account's net assets. (See "CHARGES AND DEDUCTIONS--Administrative Charges," p. 61.)

  PFL guarantees that the account charges for mortality and expense risks and administrative expenses will not exceed a total of 1.40% for the 5% Annually Compounding Death Benefit or the Annual Step Up Death Benefit, and 1.25% for the Return of Premium Death Benefit.

  Service Charge. Prior to the Annuity Commencement Date, there is an annual Service Charge on each Policy Anniversary (and a charge at the time of surrender during any Policy Year) for Policy maintenance and related administrative expenses. This annual charge is the lesser of 2% of the Policy Value or $35. The Service Charge is deducted from each Investment Option in proportion to each Investment Option's percentage of the Policy Value just prior to such charge. This charge is waived if either the Policy Value or the sum of all Premium Payments less the sum of all partial withdrawals equals or exceeds $50,000 on a Policy Anniversary (or date of surrender). PFL guarantees that this charge will not be increased in the future. (See "CHARGES AND DEDUCTIONS--Administrative Charges," p. 61.)

  Distribution Financing Charges. During the first seven Policy Years, PFL imposes a daily Distribution Financing Charge equal to an effective annual rate of .15% of the Mutual Fund Account's net assets. This charge is used by PFL to defray a portion of the cost of distribution of the Policies. The sum of the cumulative Distribution Financing Charges and the Surrender Charges will never exceed 8.5% of the cumulative Premium Payments. (See "CHARGES AND DEDUCTIONS--Distribution Financing Charge," p. 62.)

  Taxes. PFL may incur premium taxes relating to the Policies. When permitted by state law, PFL will not deduct any premium taxes related to a particular Policy from the Policy Value until the time of surrender, payment of the death benefit, or the Annuity Commencement Date. Premium taxes currently range from 0% to 3.50% of Premium Payments. (See "CHARGES AND DEDUCTIONS--Premium Taxes," p. 62.)

  No charges are currently made against the Fixed Account or the Mutual Fund Account for federal, state, or local income taxes. Should PFL determine that any such taxes may be imposed, PFL may deduct such taxes from amounts held in the relevant Account. (See "CHARGES AND DEDUCTIONS--Federal, State and Local Taxes," p. 62.)

  Charges Against the Underlying Funds. The value of the net assets of the Subaccounts of the Mutual Fund Account will reflect the investment advisory fee and other expenses incurred by the Underlying Funds. Those fees and expenses are detailed in the prospectuses for the Underlying Funds that accompany this Prospectus.

  Expense Data. The charges and deductions are summarized in the following tables. This tabular information regarding expenses assumes that the entire Policy Value is in the Mutual Fund Account.

                             MERRILL LYNCH VARIABLE
                            SERIES FUNDS, INC.(/5/)        ENDEAVOR SERIES TRUST(/4/)
                            ------------------------ --------------------------------------
                                  DEVELOPING                   TCW        T. ROWE
                            BASIC  CAPITAL    HIGH    TCW    MANAGED       PRICE
                            VALUE  MARKETS   CURRENT MONEY    ASSET    INTERNATIONAL VALUE
                            FOCUS   FOCUS    INCOME  MARKET ALLOCATION     STOCK     EQUITY
                            ----- ---------- ------- ------ ---------- ------------- ------
 POLICY OWNER TRANSACTION
  EXPENSES
 Sales Load On Purchase
  Payments(/1/)..........      0        0        0       0        0           0          0
 Maximum Surrender Charge
  (as a % of Premium
  Payment
  Surrendered)(/2/)......      7        7        7       7        7           7          7
 Surrender Fees..........      0        0        0       0        0           0          0
                         ------------------------------------------------------------------
 Annual Service
  Charge(/1/)............                           $35 Per Policy
 Transfer Fee(/1/).......                          Currently no fee
                         ------------------------------------------------------------------
 MUTUAL FUND ACCOUNT
  ANNUAL EXPENSES
 (AS A % OF ACCOUNT
  VALUE)
 Mortality and Expense
  Risk Fees(/3/).........   1.25     1.25     1.25    1.25     1.25        1.25       1.25
 Administrative Charge...   0.15     0.15     0.15    0.15     0.15        0.15       0.15
 Distribution Financing
  Charge.................   0.15     0.15     0.15    0.15     0.15        0.15       0.15
                            ----     ----     ----    ----     ----        ----       ----
 Total Mutual Fund
  Account Annual
  Expenses...............   1.55     1.55     1.55    1.55     1.55        1.55       1.55
 UNDERLYING FUNDS ANNUAL
  EXPENSES(/4/)(5)(6)
 (as a % of average net
  assets and after
  expense reimbursements)
 Management Fees.........   0.60     1.00     0.49    0.50     0.75        0.90       0.80
 Other Expenses..........   0.06     0.25     0.05    0.10     0.10        0.28       0.11
                            ----     ----     ----    ----     ----        ----       ----
 Total Underlying Funds
  Annual Expenses........   0.66     1.25     0.54    0.60     0.85        1.18       0.91

                                                                                                 WRL
                                                                                                SERIES
                                                                                                FUND,
                                           ENDEAVOR SERIES TRUST(/4/)                         INC.(/6/)
                            --------------------------------------------------------- --------------------------
                                       DREYFUS
                                         U.S.    T. ROWE T. ROWE
                             DREYFUS  GOVERNMENT  PRICE   PRICE
                            SMALL CAP SECURITIES EQUITY  GROWTH  OPPORTUNITY ENHANCED  WRL
                              VALUE   PORTFOLIO  INCOME   STOCK     VALUE     INDEX   GROWTH
                            --------- ---------- ------- ------- ----------- -------- ------
 POLICY OWNER TRANSACTION
  EXPENSES
 Sales Load On Purchase
  Payments(/1/)..........        0          0        0       0         0          0       0
 Maximum Surrender Charge
  (as a % of Premium
  Payments
  Surrendered)(/2/)......        7          7        7       7         7          7       7
 Surrender Fees..........        0          0        0       0         0          0       0
 Annual Service
  Charge(/1/)............
                     -------------------------------------------------------------------------------------------
 Transfer Fee(/1/) ......                           Currently no fee
                     -------------------------------------------------------------------------------------------
 MUTUAL FUND ACCOUNT
  ANNUAL EXPENSES
 (AS A % OF ACCOUNT
  VALUE)
 Mortality and Expense
  Risk Fees(/3/).........     1.25       1.25     1.25    1.25      1.25       1.25    1.25
 Administrative Charge...     0.15       0.15     0.15    0.15      0.15       0.15    0.15
 Distribution Financing
  Charge.................     0.15       0.15     0.15    0.15      0.15       0.15    0.15
                              ----       ----     ----    ----      ----       ----    ----
 Total Mutual Fund
  Account Annual
  Expenses...............     1.55       1.55     1.55    1.55      1.55       1.55    1.55
 UNDERLYING FUNDS ANNUAL
  EXPENSES(/4/)(5)(6)
 (as a % of average net
  assets and after
  expense reimbursements)
 Management Fees.........     0.80       0.65     0.80    0.80      0.80       0.75    0.80
 Other Expenses..........     0.12       0.17     0.16    0.21      0.50       0.55    0.08
                              ----       ----     ----    ----      ----       ----    ----
 Total Underlying Funds
  Annual Expense(/1/)....     0.92       0.82     0.96    1.01      1.30       1.30    0.88

----------------------------------
(1) The Surrender Charge and Transfer Fee, if any is imposed, apply to each Policy, regardless of how the Policy Value is allocated among the Mutual Fund Account and the Fixed Account. The Service Charge applies to both the Fixed Account and the Mutual Fund Account, and is assessed on a prorata basis relative to each Account's Policy Value as a percentage of the Policy's total Policy Value. The Service Charge is deducted on each Policy Anniversary and at the time of surrender, if surrender occurs during a Policy Year. (See "CHARGES AND DEDUCTIONS--Other Expenses Including Investment Advisory Fees," p. 62.)
(2) The Surrender Charge is decreased based on the number of years since the premium payment date in which the withdrawal is made, from 7% in the first year in which the Premium Payment was made to 0% in the eighth year after the Premium Payment was made.
(3) The Mortality and Expense Risk Fees shown (1.25%) are for the 5% Annually Compounding Death Benefit and the Annual Step Up Death Benefit. The corresponding Fee for the Return of Premium Death

    Benefit is 1.10% for each Subaccount. (See "DISTRIBUTIONS UNDER THE POLICY--Death Benefit," p. 56.)
(4) Endeavor Investment Advisers has agreed, until terminated by Endeavor Investment Advisers, to assume expenses of the Endeavor Series Trust Portfolios that exceed the following rates: TCW Money Market--0.99%; TCW Managed Asset Allocation--1.25%; T. Rowe Price International Stock--1.53%; Value Equity--1.30%; Dreyfus Small Cap Value--1.30%; Dreyfus U.S. Government Securities--1.00%; T. Rowe Price Equity Income--1.30%; T. Rowe Price Growth Stock--1.30%; Opportunity Value--1.30%; Enhanced Index-- 1.30%. Amounts shown for the Enhanced Index Portfolios are estimated for 1997. During 1996, Endeavor Investment Advisers waived fees relative to, or reimbursed, the Opportunity Value Portfolio. The annualized operating expense ratio before waiver/reimbursement by Endeavor Investment Advisers for the period ended December 31, 1996, was 12.69%.
(5) These are estimates of expenses for 1997. Reimbursement agreements are in effect that limit operating expenses paid by each portfolio of the Merrill Lynch Variable Series Funds, Inc. in a given year to 1.25% of its average daily net assets. Any expenses in excess of 1.25% of the average daily net assets will be reimbursed to the portfolio by MLAM, which in turn will be reimbursed by Merrill Lynch Life Agency, Inc., an affiliate of MLAM. During 1996, MLAM waived management fees and reimbursed expenses totaling 0.06% for the Developing Capital Markets Focus Fund.
(6) Effective January 1, 1997, the WRL Series Fund, Inc. has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "1940 Act") ("Distribution Plan") and pursuant to the Distribution Plan, has entered into a Distribution Agreement with InterSecurities, Inc. ("ISI"), principal underwriter for the WRL Series Fund, Inc. Under the Distribution Plan, the WRL Series Fund, Inc., on behalf of the WRL Growth Portfolio, is authorized to pay to various service providers, as direct payment for expenses incurred in connection with the distribution of the Portfolio's shares, amounts equal to actual expenses associated with distributing the Portfolio's shares, up to a maximum rate of 0.15% (fifteen one-hundredths of one percent) on an annualized basis of the average daily net assets. This fee is measured and accrued daily and paid monthly. ISI has determined that it will not seek payment by the WRL Series Fund, Inc. of distribution expenses with respect to any portfolio (including the WRL Growth Portfolio) during the fiscal year ending December 31, 1997. Owners will be notified in advance prior to ISI's seeking such reimbursement.

EXAMPLES

I. An Owner would pay the following expenses on a $1,000 investment, assuming Return of Premium Death Benefit, a hypothetical 5% annual return on assets, and assuming the entire Policy Value is in the applicable Subaccount:

  1. If the Policy is surrendered at the end of the applicable time period:

                                                1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                                ------ ------- ------- --------
Merrill Lynch Basic Value Focus Fund..........   $91    $111    $140     $239
Merrill Lynch Developing Capital Markets Focus
  Fund........................................   $97    $129    $170     $298
Merrill Lynch High Current Income Fund........   $90    $107    $134     $227
TCW Money Market Portfolio....................   $91    $109    $137     $233
TCW Managed Asset Allocation Portfolio........   $93    $117    $150     $259
T. Rowe Price International Stock Portfolio...   $97    $127    $166     $292
Value Equity Portfolio........................   $94    $118    $153     $265
Dreyfus Small Cap Value Portfolio.............   $94    $119    $153     $266
Dreyfus U.S. Government Securities Portfolio..   $93    $116    $148     $256
T. Rowe Price Equity Income Portfolio.........   $94    $120    $155     $270
T. Rowe Price Growth Stock Portfolio..........   $95    $121    $158     $275
Opportunity Value Portfolio...................   $98    $130    $172     $303
Enhanced Index Portfolio......................   $98    $130    $172     $303
WRL Growth Portfolio..........................   $94    $117    $151     $262

  2. If the Policy is annuitized at the end of the applicable time period:

                                                1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                                ------ ------- ------- --------
Merrill Lynch Basic Value Focus Fund..........   $21     $66    $114     $239
Merrill Lynch Developing Capital Markets Focus
  Fund........................................   $27     $84    $143     $298
Merrill Lynch High Current Income Fund........   $20     $63    $108     $227
TCW Money Market Portfolio....................   $21     $64    $111     $233
TCW Managed Asset Allocation Portfolio........   $23     $72    $123     $259
T. Rowe Price International Stock Portfolio...   $27     $82    $140     $292
Value Equity Portfolio........................   $24     $74    $126     $265
Dreyfus Small Cap Value Portfolio.............   $24     $74    $127     $266
Dreyfus U.S. Government Securities Portfolio..   $23     $71    $122     $256
T. Rowe Price Equity Income Portfolio.........   $24     $75    $129     $270
T. Rowe Price Growth Stock Portfolio..........   $25     $77    $131     $275
Opportunity Value Portfolio...................   $28     $85    $146     $303
Enhanced Index Portfolio......................   $28     $85    $146     $303
WRL Growth Portfolio..........................   $24     $73    $125     $262

  3. If the Policy is not surrendered or annuitized:

                                                1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                                ------ ------- ------- --------
Merrill Lynch Basic Value Focus Fund..........   $21     $66    $114     $239
Merrill Lynch Developing Capital Markets Focus
  Fund........................................   $27     $84    $143     $298
Merrill Lynch High Current Income Fund........   $20     $63    $108     $227
TCW Money Market Portfolio....................   $21     $64    $111     $233
TCW Managed Asset Allocation Portfolio........   $23     $72    $123     $259
T. Rowe Price International Stock Portfolio...   $27     $82    $140     $292
Value Equity Portfolio........................   $24     $74    $126     $265
Dreyfus Small Cap Value Portfolio.............   $24     $74    $127     $266
Dreyfus U.S. Government Securities Portfolio..   $23     $71    $122     $256
T. Rowe Price Equity Income Portfolio.........   $24     $75    $129     $270
T. Rowe Price Growth Stock Portfolio..........   $25     $77    $131     $275
Opportunity Value Portfolio...................   $28     $85    $146     $303
Enhanced Index Portfolio......................   $28     $85    $146     $303
WRL Growth Portfolio..........................   $24     $73    $125     $262

II. An Owner would pay the following expenses on a $1,000 investment, assuming
5% Annually Compounding Death Benefit or Annual Step-Up Death Benefit, a hypothetical 5% annual return on assets, and assuming the entire Policy Value is in the applicable Subaccount:

  1. If the Policy is surrendered at the end of the applicable time period:

                                                1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                                ------ ------- ------- --------
Merrill Lynch Basic Value Focus Fund..........   $93    $115    $148     $255
Merrill Lynch Developing Capital Markets Focus
  Fund........................................   $99    $133    $177     $313
Merrill Lynch High Current Income Fund........   $92    $112    $142     $242
TCW Money Market Portfolio....................   $92    $114    $145     $248
TCW Managed Asset Allocation Portfolio........   $95    $121    $157     $274
T. Rowe Price International Stock Portfolio...   $98    $131    $174     $306
Value Equity Portfolio........................   $95    $123    $160     $280
Dreyfus Small Cap Value Portfolio.............   $96    $123    $161     $281
Dreyfus U.S. Government Securities Portfolio..   $95    $120    $156     $271
T. Rowe Price Equity Income Portfolio.........   $96    $124    $163     $285
T. Rowe Price Growth Stock Portfolio..........   $96    $126    $165     $290
Opportunity Value Portfolio...................   $99    $135    $180     $318
Enhanced Index Portfolio......................   $99    $135    $180     $318
WRL Growth Portfolio..........................   $95    $122    $159     $277

  2. If the Policy is annuitized at the end of the applicable time period:

                                                1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                                ------ ------- ------- --------
Merrill Lynch Basic Value Focus Fund..........   $23     $71    $121     $255
Merrill Lynch Developing Capital Markets Focus
  Fund........................................   $29     $88    $151     $313
Merrill Lynch High Current Income Fund........   $22     $67    $115     $242
TCW Money Market Portfolio....................   $22     $69    $118     $248
TCW Managed Asset Allocation Portfolio........   $25     $77    $131     $274
T. Rowe Price International Stock Portfolio...   $28     $86    $147     $306
Value Equity Portfolio........................   $25     $78    $134     $280
Dreyfus Small Cap Value Portfolio.............   $26     $79    $134     $281
Dreyfus U.S. Government Securities Portfolio..   $25     $76    $129     $271
T. Rowe Price Equity Income Portfolio.........   $26     $80    $136     $285
T. Rowe Price Growth Stock Portfolio..........   $26     $81    $139     $290
Opportunity Value Portfolio...................   $29     $90    $153     $318
Enhanced Index Portfolio......................   $29     $90    $153     $318
WRL Growth Portfolio..........................   $25     $77    $132     $277

  3. If the Policy is not surrendered or annuitized:

                                                1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                                ------ ------- ------- --------
Merrill Lynch Basic Value Focus Fund..........   $23     $71    $121     $255
Merrill Lynch Developing Capital Markets Focus
  Fund........................................   $29     $88    $151     $313
Merrill Lynch High Current Income Fund........   $22     $67    $115     $242
TCW Money Market Portfolio....................   $22     $69    $118     $248
TCW Managed Asset Allocation Portfolio........   $25     $77    $131     $274
T. Rowe Price International Stock Portfolio...   $28     $86    $147     $306
Value Equity Portfolio........................   $25     $78    $134     $280
Dreyfus Small Cap Value Portfolio.............   $26     $79    $134     $281
Dreyfus U.S. Government Securities Portfolio..   $25     $76    $129     $271
T. Rowe Price Equity Income Portfolio.........   $26     $80    $136     $285
T. Rowe Price Growth Stock Portfolio..........   $26     $81    $139     $290
Opportunity Value Portfolio...................   $29     $90    $153     $318
Enhanced Index Portfolio......................   $29     $90    $153     $318
WRL Growth Portfolio..........................   $25     $77    $132     $277

  The above tables are intended to assist the Owner in understanding the costs and expenses that will be borne, directly or indirectly. These include the expenses of the Underlying Funds. (See "CHARGES AND DEDUCTIONS," p. 59, and the Underlying Funds' prospectuses.) In addition to the expenses listed above, premium taxes may be applicable.

  THESE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES, AND ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN. THE ASSUMED 5% ANNUAL RETURN IS HYPOTHETICAL AND SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE ANNUAL RETURNS, WHICH COULD BE GREATER OR LESS THAN THE ASSUMED RATE. The figures and data for the Underlying Fund annual expenses have been provided by WRL Investment Management, Inc., Endeavor Investment Advisers, and Merrill Lynch Asset Management, L.P. and while PFL does not dispute these figures, PFL has not independently verified their accuracy.

  In these examples, the $35 Annual Service Charge is reflected as a charge of .0547% based on average Policy Value of $64,005. Normally, the $35 Service
Charge would be waived if the Premium Payment(s) less partial withdrawals, or the Policy Value is at least $50,000. However, it was included in these examples for illustrative purposes.

  These examples include the 1.25% Mortality and Expense Risk Fee for the 5% Annually Compounding and Annual Step-Up Death Benefits; and the 1.10% Mortality and Expense Risk Fee for the Return of Premium Death Benefit.

DEATH BENEFIT

  Upon receipt of proof that the Annuitant, who is the Owner, has died before the Annuity Commencement Date, the Death Benefit is calculated and is payable to the Beneficiary when PFL receives due proof of death, an election of the method of settlement and return of the Policy. The Death Benefit is only paid if the Owner and Annuitant are the same person, and that person dies prior to the Annuity Commencement Date. In the event that the Annuitant who is not the Owner dies prior to the Annuity Commencement Date, the Owner will generally become the Annuitant unless the Owner specifically requests on the application or in writing prior to Annuitant's death that the death benefit be paid upon the Annuitant's death and PFL agrees to such an election.

  The amount of the Death Benefit will depend on the state where the Policy is purchased and will depend on the Death Benefit option elected by the Owner. However, the Death Benefit will always be at least equal to the greater of the Policy Value or the Cash Value on the date PFL receives the documentation it needs to process the Death Benefit.

  The Death Benefit is not paid on the death of an Owner if the Owner is not the Annuitant. If an Owner who is not the Annuitant dies before the Annuity Commencement Date, the amount payable under the Policy upon surrender will be the Adjusted Policy Value. (See "DISTRIBUTIONS UNDER THE POLICY--Death Benefit," p. 56, or the Policy or endorsement for details.)

  The Owner has the "one-time" option of choosing a Guaranteed Minimum Death Benefit at the time of purchase of the Policy. The Owner may choose among the "5% Annually Compounding Death Benefit," the

"Annual Step-Up Death Benefit," or the "Return of Premium Death Benefit." Certain age restrictions may apply, and prior versions of the Policy or Policies offered in certain states may not offer all Guaranteed Minimum Death Benefit Options. See the Policy or endorsement for details. If no Guaranteed Minimum Death Benefit Option election is made by the Owner, the contract will be issued with the Return of Premium Death Benefit. The Death Benefit may be paid as either a lump sum cash benefit or as an annuity as permitted by federal or state law.

VARIATIONS IN POLICY PROVISIONS

  Certain provisions of the Policies (sold before May 1, 1997) offered in certain states may vary from the descriptions in this Prospectus in order to comply with different state laws. Any such state variations will be included in the Policy itself or in riders or endorsements attached to the Policy. See the Policy or endorsement for details.

  New Jersey residents: Annuity payments must begin on or before the Policy Anniversary that is closest to the Annuitant's 70th birthday or the 10th Policy Anniversary, whichever occurs last. The Owner may not select a Guaranteed Period Option that would extend beyond that date. The Owner's options at the Annuity Commencement Date are to elect a lump sum payment, or elect to receive annuity payments under one of the Fixed Payment Options. New Jersey residents cannot elect Variable Payment Options. Consult your agent and the policy form itself for details regarding these and other terms applicable to policies sold in New Jersey.

FEDERAL INCOME TAX CONSEQUENCES OF INVESTMENT IN THE POLICY

  With respect to Owners who are natural persons, there should be no federal income tax on increases in the Policy Value until a distribution under the Policy occurs (for example, a surrender, partial withdrawal, or Annuity Payment) or is deemed t occur (for example, a pledge or assignment of a Policy). Generally, a portion of any distribution or deemed distribution will be taxable as ordinary income. The taxable portion of certain distributions will be subject to withholding unless the recipient elects otherwise. In addition, a penalty tax may apply to certain distributions or deemed distributions under the Policy. (See "CERTAIN FEDERAL INCOME TAX CONSEQUENCES," p. 63.)

                                   *   *   *

Note: The foregoing summary is qualified in its entirety by the more detailed information in the remainder of this Prospectus, in the Statement of Additional Information, in the prospectuses for the Underlying Funds, and in the Policy itself. Prospective purchasers should refer to those sources before purchasing a Policy. This Prospectus generally describes only the Policy and the Mutual Fund Account. Separate prospectuses describe the Underlying Funds. (There is no prospectus for the Fixed Ac count since interests in the Fixed Account are not securities. See "THE ENDEAVOR ACCOUNTS--The Fixed Account," p. 40.)

INQUIRIES, WRITTEN NOTICES AND WRITTEN REQUESTS

  Any questions about procedures or the Policy, or any Written Notice or Written Request required to be sent to PFL, should be sent to the Administrative and Service Office, Financial Markets Division--Variable Annuity Department, 4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499-0001. Telephone requests and inquiries may be made by calling 800-525-6205. All inquiries, Notices and Requests should include the Policy number, the Owner's name and the Annuitant's name.

                        CONDENSED FINANCIAL INFORMATION

  The Accumulation Unit Values and the number of Accumulation Units outstanding for each Subaccount from the date of inception:

                                         TCW MONEY MARKET SUBACCOUNT*
                              --------------------------------------------------
                                ACCUMULATION    ACCUMULATION      NUMBER OF
                                UNIT VALUE AT   UNIT VALUE AT ACCUMULATION UNITS
                              BEGINNING OF YEAR  END OF YEAR    AT END OF YEAR
                              ----------------- ------------- ------------------
1996.........................     $1.11571        $1.15422      26,461,099.190
1995.........................     $1.07242        $1.11571      21,103,926.232
1994.........................     $1.05150        $1.07242      17,836,839.874
1993.........................     $1.04313        $1.05150      12,190,857.625
1992.........................     $1.02803        $1.04313       4,334,947.760
1991(/1/)....................     $1.00000        $1.02803       1,855,372.177
                                  TCW MANAGED ASSET ALLOCATION SUBACCOUNT**
                              --------------------------------------------------
                                ACCUMULATION    ACCUMULATION      NUMBER OF
                                UNIT VALUE AT   UNIT VALUE AT ACCUMULATION UNITS
                              BEGINNING OF YEAR  END OF YEAR    AT END OF YEAR
                              ----------------- ------------- ------------------
1996.........................     $1.577873       $1.833135    124,998,927.667
1995.........................     $1.301669       $1.577873    122,974,873.030
1994.........................     $1.393488       $1.301669    130,909,987.116
1993.........................     $1.209859       $1.393488     69,252,242.665
1992.........................     $1.125386       $1.209859     11,637,563.615
1991(/1/)....................     $1.000000       $1.125386      3,775,618.731
                                 T. ROWE PRICE INTERNATIONAL STOCK SUBACCOUNT
                              --------------------------------------------------
                                ACCUMULATION    ACCUMULATION      NUMBER OF
                                UNIT VALUE AT   UNIT VALUE AT ACCUMULATION UNITS
                              BEGINNING OF YEAR  END OF YEAR    AT END OF YEAR
                              ----------------- ------------- ------------------
1996.........................     $1.171039       $1.330640     91,462,303.686
1995.........................     $1.073958       $1.171039     75,065,177.549
1994.........................     $1.156482       $1.073958     76,518,044.179
1993.........................     $0.989782       $1.156482     45,569,234.403
1992.........................     $1.041235       $0.989782      6,368,485.858
1991(/1/)....................     $1.000000       $1.041235      3,068,279.081
                                          VALUE EQUITY SUBACCOUNT***
                              --------------------------------------------------
                                ACCUMULATION    ACCUMULATION      NUMBER OF
                                UNIT VALUE AT   UNIT VALUE AT ACCUMULATION UNITS
                              BEGINNING OF YEAR  END OF YEAR    AT END OF YEAR
                              ----------------- ------------- ------------------
1996.........................     $1.387903       $1.694854     65,227,195.342
1995.........................     $1.045610       $1.387903     46,194,663.692
1994.........................     $1.018576       $1.045610     30,512,231.489
1993(/3/)....................     $1.000000       $1.018576     10,958,836.984
                                    DREYFUS SMALL CAP VALUE SUBACCOUNT****
                              --------------------------------------------------
                                ACCUMULATION    ACCUMULATION      NUMBER OF
                                UNIT VALUE AT   UNIT VALUE AT ACCUMULATION UNITS
                              BEGINNING OF YEAR  END OF YEAR    AT END OF YEAR
                              ----------------- ------------- ------------------
1996.........................     $1.206843       $1.496065     51,124,831.634
1995.........................     $1.072941       $1.206843     40,635,696.978
1994.........................     $1.107747       $1.072941     32,607,348.474
1993(/4/)....................     $1.000000       $1.107747     11,449,956.948

                            DREYFUS U.S. GOVERNMENT SECURITIES SUBACCOUNT*****
                           -----------------------------------------------------
                             ACCUMULATION    ACCUMULATION        NUMBER OF
                             UNIT VALUE AT   UNIT VALUE AT  ACCUMULATION UNITS
                           BEGINNING OF YEAR  END OF YEAR     AT END OF YEAR
                           ----------------- ------------- ---------------------
1996......................    $ 1.124292      $ 1.128769      17,561,825.527
1995......................    $ 0.985803      $ 1.124292       8,456,764.729
1994(/5/).................    $ 0.998670      $ 0.985803       3,102,671.789
                                  T. ROWE PRICE EQUITY INCOME SUBACCOUNT
                           -----------------------------------------------------
                             ACCUMULATION    ACCUMULATION        NUMBER OF
                             UNIT VALUE AT   UNIT VALUE AT ACCUMULATION UNITS AT
                           BEGINNING OF YEAR  END OF YEAR       END OF YEAR
                           ----------------- ------------- ---------------------
1996......................    $ 1.287240      $ 1.521680      42,673,040.677
1995(/6/).................    $ 1.000000      $ 1.287240      14,943,358.393
                                   T. ROWE PRICE GROWTH STOCK SUBACCOUNT
                           -----------------------------------------------------
                             ACCUMULATION    ACCUMULATION        NUMBER OF
                             UNIT VALUE AT   UNIT VALUE AT ACCUMULATION UNITS AT
                           BEGINNING OF YEAR  END OF YEAR       END OF YEAR
                           ----------------- ------------- ---------------------
1996......................    $ 1.353339      $ 1.611613      30,237,847.748
1995(/6/).................    $ 1.000000      $ 1.353339      14,196,707.745
                                       OPPORTUNITY VALUE SUBACCOUNT
                           -----------------------------------------------------
                             ACCUMULATION    ACCUMULATION        NUMBER OF
                             UNIT VALUE AT   UNIT VALUE AT ACCUMULATION UNITS AT
                           BEGINNING OF YEAR  END OF YEAR       END OF YEAR
                           ----------------- ------------- ---------------------
1996(/7/).................    $ 1.000000      $ 1.004355         314,119.406
                                         ENHANCED INDEX SUBACCOUNT
                           -----------------------------------------------------
                             ACCUMULATION    ACCUMULATION        NUMBER OF
                             UNIT VALUE AT   UNIT VALUE AT ACCUMULATION UNITS AT
                           BEGINNING OF YEAR  END OF YEAR       END OF YEAR
                           ----------------- ------------- ---------------------
1996(/8/).................        --              --                --
                                           WRL GROWTH SUBACCOUNT
                           -----------------------------------------------------
                             ACCUMULATION    ACCUMULATION        NUMBER OF
                             UNIT VALUE AT   UNIT VALUE AT  ACCUMULATION UNITS
                           BEGINNING OF YEAR  END OF YEAR     AT END OF YEAR
                           ----------------- ------------- ---------------------
1996......................    $14.583843      $16.964068      15,174,482.394
1995......................    $10.051117      $14.583843      13,337,196.679
1994......................    $11.114865      $10.051117      12,758,957.591
1993......................    $10.839753      $11.114865       9,252,403.800
1992(/2/).................    $10.000000      $10.839753       1,119,066,376
                             MERRILL LYNCH BASIC VALUE FOCUS SUBACCOUNT (/8/)
                           -----------------------------------------------------
                             ACCUMULATION    ACCUMULATION        NUMBER OF
                             UNIT VALUE AT   UNIT VALUE AT  ACCUMULATION UNITS
                           BEGINNING OF YEAR  END OF YEAR     AT END OF YEAR
                           ----------------- ------------- ---------------------
1996......................        N/A             N/A               N/A

                                MERRILL LYNCH DEVELOPING CAPITAL MARKETS FOCUS
                                               SUBACCOUNT (/8/)
                              --------------------------------------------------
                                ACCUMULATION    ACCUMULATION      NUMBER OF
                                UNIT VALUE AT   UNIT VALUE AT ACCUMULATION UNITS
                              BEGINNING OF YEAR  END OF YEAR    AT END OF YEAR
                              ----------------- ------------- ------------------
1996.........................        N/A             N/A             N/A
                              MERRILL LYNCH HIGH CURRENT INCOME SUBACCOUNT (/8/)
                              --------------------------------------------------
                                ACCUMULATION    ACCUMULATION      NUMBER OF
                                UNIT VALUE AT   UNIT VALUE AT ACCUMULATION UNITS
                              BEGINNING OF YEAR  END OF YEAR    AT END OF YEAR
                              ----------------- ------------- ------------------
1996.........................        N/A             N/A             N/A

----------------------------------
(1)   Period from April 8, 1991 through December 31, 1991.
(2)   Period from July 1, 1992 through December 31, 1992.
(3)   Period from May 27, 1993 through December 31, 1993.
(4)   Period from May 4, 1993 through December 31, 1993.
(5)   Period from May 9, 1994 through December 31, 1994.
(6)   Period from January 3, 1995 through December 31, 1995.
(7)   Period from November 18, 1996, through December 31, 1996.
(8) The offerings of the Enhanced Index Subaccount, the Merrill Lynch Basic Value Focus Subaccount, the Merrill Lynch Developing Capital Markets Focus Subaccount and the Merrill Lynch High Current Income Subaccount are expected to commence on or about the date of this Prospectus. Accordingly, no comparable data is available for those Subaccounts.
    * Prior to May 1, 1996, known as the Money Market Subaccount.
   ** Prior to May 1, 1996, known as the Managed Asset Allocation Subaccount. *** Prior to May 1, 1996, known as the Quest for Value Equity Subaccount.
 **** Prior to October 29, 1996, known as the Value Small Cap Subaccount, and prior to May 1, 1996, known as the Quest for Value Small Cap Subaccount. ***** Prior to May 1, 1996, known as the U.S. Government Securities
      Subaccount.

                             FINANCIAL STATEMENTS

  The financial statements of the Mutual Fund Account and PFL and the independent auditors' reports thereon are in the Statement of Additional Information which is available free upon request to the Administrative and Service Office.

                          HISTORICAL PERFORMANCE DATA

STANDARDIZED PERFORMANCE DATA

  From time to time, PFL may advertise historical yields and total returns for the Subaccounts of the Mutual Fund Account. In addition, PFL may advertise the effective yield of the Subaccount investing in the TCW Money Market Portfolio (the "TCW Money Market Subaccount"). These figures will be calculated according to standardized methods prescribed by the Securities and Exchange Commission ("SEC"). They will be based on historical earnings and are not intended to indicate future performance.

TCW MONEY MARKET SUBACCOUNT

  The yield of the TCW Money Market Subaccount for a Policy refers to the annualized income generated by an investment under a Policy in the Subaccount over a specified seven-day period. The yield is calculated by assuming that the income generated for that seven-day period is generated each seven-day period over a 52-week period and is shown as a percentage of the investment. The effective yield is calculated similarly but, when annualized, the income earned by an investment under a Policy in the Subaccount is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

OTHER SUBACCOUNTS

  The yield of a Subaccount of the Mutual Fund Account (other than the TCW Money Market Subaccount) for a Policy refers to the annualized income generated by an investment under a Policy in the Subaccount over a specified thirty-day period. The yield is calculated by assuming that the income generated by the investment during that thirty-day period is generated each thirty-day period over a 12-month period and is shown as a percentage of the investment.

  The total return of a Subaccount of the Mutual Fund Account refers to return quotations assuming an investment under a Policy has been held in the Subaccount for various periods of time including, but not limited to, a period measured from the date the Subaccount commenced operations. When a Subaccount has been in operation for one, five, and ten years, respectively, the total return for these periods will be provided. The total return quotations for a Subaccount will represent the average annual compounded rates of return that equate an initial investment of $1,000 in the Subaccount to the redemption value of that investment as of the first day of each of the periods for which total return quotations are provided.

  The yield and total return calculations for a Subaccount do not reflect the effect of any premium taxes that may be applicable to a particular Policy. The yield calculations also do not reflect the effect of any Surrender Charge that may be applicable to a particular Policy. To the extent that any or all of a premium tax and/or Surrender Charge is applicable to a particular Policy, the yield and/or total return of that Policy will be reduced. For additional information regarding yields and total returns calculated using the standard formats briefly summarized above, please refer to the Statement of Additional Information, a copy of which may be obtained from the Administrative and Service Office upon request.

  Based on the method of calculation described in the Statement of Additional Information, the average annual total returns for periods from inception of the Subaccounts to December 31, 1996, and for the one and five year periods ended December 31, 1996 were as follows:

                          AVERAGE ANNUAL TOTAL RETURNS

  Return of Premium Death Benefit (Total Mutual Fund Account Annual Expenses:
1.40%)

                                  ONE
                                  YEAR     FIVE    INCEPTION
                                 PERIOD   YEARS     OF THE
                                 ENDED    ENDED   SUBACCOUNT     SUBACCOUNT
                                12/31/96 12/31/96 TO 12/31/96  INCEPTION DATE
                                -------- -------- ----------- -----------------
SUBACCOUNT
----------
TCW Managed Asset Allocation..   10.80%    9.95%     10.91%     April 8, 1991
T. Rowe Price International
  Stock(/1/)..................    8.24%    4.68%      4.81%     April 8, 1991
Value Equity..................   16.77%     N/A      15.08%     May 27, 1993
Dreyfus Small Cap Value.......   18.63%     N/A      10.86%      May 4, 1993
Dreyfus U.S. Government
  Securities..................   -5.07%     N/A       3.09%      May 9, 1994
T. Rowe Price Equity Income...   12.84%     N/A      21.26%    January 3, 1995
T. Rowe Price Growth Stock....   13.72%     N/A      24.94%    January 3, 1995
Opportunity Value.............     N/A      N/A      -6.56%   November 18, 1996
Enhanced Index(/2/)...........     N/A      N/A        N/A           --
WRL Growth....................   10.94%     N/A      12.01%     July 1, 1992
Merrill Lynch Basic Value
  Focus(/2/)..................     N/A      N/A        N/A           --
Merrill Lynch Developing
  Capital Markets Focus(/2/)..     N/A      N/A        N/A           --
Merrill Lynch High Current
  Income(/2/).................     N/A      N/A        N/A           --

  5% Annually Compounding Death Benefit or Annual Step-Up Death Benefit (Total Mutual Fund Account Annual Expenses: 1.55%)

                                  ONE
                                  YEAR     FIVE    INCEPTION
                                 PERIOD   YEARS     OF THE
                                 ENDED    ENDED   SUBACCOUNT     SUBACCOUNT
                                12/31/96 12/31/96 TO 12/31/96  INCEPTION DATE
          SUBACCOUNT            -------- -------- ----------- -----------------
TCW Managed Asset Allocation..   10.63%    9.79%     10.74%     April 8, 1991
T. Rowe Price International
  Stock(/1/)..................    8.07%    4.52%      4.65%     April 8, 1991
Value Equity..................   16.59%     N/A      14.91%     May 27, 1993
Dreyfus Small Cap Value.......   18.38%     N/A      10.73%      May 4, 1993
Dreyfus U.S. Government
  Securities..................   -5.22%     N/A       2.93%      May 9, 1994
T. Rowe Price Equity Income...   12.71%     N/A      21.07%    January 3, 1995
T. Rowe Price Growth Stock....   13.54%     N/A      24.75%    January 3, 1995
Opportunity Value.............     N/A      N/A      -6.56%   November 18, 1996
Enhanced Index(/2/)...........     N/A      N/A        N/A           --
WRL Growth....................   10.79%     N/A      11.85%     July 1, 1992
Merrill Lynch Basic Value
  Focus(/2/)..................     N/A      N/A        N/A           --
Merrill Lynch Developing
  Capital Markets Focus(/2/)..     N/A      N/A        N/A           --
Merrill Lynch High Current
  Income(/2/).................     N/A      N/A        N/A           --

----------------------------------
(1) Effective January 1, 1995, Rowe Price-Fleming International, Inc. became the new adviser to the Global Growth Portfolio. The Portfolio's name changed to the T. Rowe Price International Stock Portfolio and the Portfolio's shareholders approved a change in investment objective from investments in small capitalization companies on a global basis to investments in a broad range of companies on an international basis (that is, non-U.S. companies).
(2) The Enhanced Index Subaccount, the Merrill Lynch Basic Value Focus Subaccount, the Merrill Lynch Developing Capital Markets Focus Subaccount, and the Merrill Lynch High Current Income Subaccount are expected to begin operations on or about the date of this Prospectus, therefore, comparable information is not available.

  The figures for the "five year" and "from inception" periods in the above tables reflect waiver of advisory fees and reimbursement of other expenses for all portfolios except the T. Rowe Price Equity Income Portfolio and the T. Rowe Price Growth Stock Portfolio. In the absence of such waivers, the average annual total return figures above from the five year and from inception periods would have been lower.

MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--HYPOTHETICAL DATA

  The Merrill Lynch Basic Value Focus Subaccount, the Merrill Lynch Developing Capital Markets Focus Subaccount, and the Merrill Lynch High Current Income Subaccounts (the "Merrill Lynch Subaccounts") have not commenced operations prior to the date of this Prospectus. However, the following is standardized average annual total return information based on the hypothetical assumption that those Subaccounts have been available to the PFL Endeavor Variable Annuity Account since inception of the underlying portfolios.

  Return of Premium Death Benefit (Total Mutual Fund Account Annual Expenses:
1.40%)

                                                                     10 YEAR OR
SUBACCOUNT                                        ONE YEAR FIVE YEAR INCEPTION
----------                                        -------- --------- ----------
Merrill Lynch Basic Value Focus..................  13.88%      N/A     13.79%
Merrill Lynch Developing Capital Markets Focus...   3.70%      N/A     -1.90%
Merrill Lynch High Current Income................   4.38%    10.42%     9.85%

  5% Annually Compounding Death Benefit or Annual Step-Up Death Benefit (Total
Mutual Fund Account Annual Expenses: 1.55%)

                                                                     10 YEAR OR
SUBACCOUNT                                        ONE YEAR FIVE YEAR INCEPTION
----------                                        -------- --------- ----------
Merrill Lynch Basic Value Focus..................  13.62%      N/A     13.69%
Merrill Lynch Developing Capital Markets Focus...   3.54%      N/A     -2.07%
Merrill Lynch High Current Income................   4.22%    10.26%     9.69%

----------------------------------
* The performance data for periods prior to the date the Merrill Lynch Subaccounts commenced operations is based on the performance of the underlying portfolios and the assumption that the Merrill Lynch Subaccounts were in existence for the same period as the corresponding portfolios, with a level of charges equal to those currently assessed against the Subaccount or against Owners' contract values under the Policies. The Merrill Lynch Basic Value Fund commenced operations on July 1, 1993; the Merrill Lynch Developing Capital Markets Focus Fund commenced operations on May 2, 1994; and the Merrill Lynch High Current Income Fund commenced operations on April 20, 1982. For purposes of the calculation of the performance data prior to dates of inception of the underlying portfolios, the deductions for the Mortality and Expense Risk Fee, and Administrative Charge are made on a monthly basis, rather than a daily basis. The monthly deduction is made at the beginning of each month and generally approximates the performance which would have resulted if the Merrill Lynch Subaccounts had actually been in existence since the inception of the underlying portfolios. Performance data for periods of less than seven years reflect deduction of the Surrender Charge.

WRL GROWTH SUBACCOUNT--HYPOTHETICAL DATA

  Prior to July 1, 1992, the WRL Growth Subaccount had not yet commenced operations. However, the following is standardized average annual total return information based on the hypothetical assumption that the WRL Growth Subaccount had been available to the PFL Endeavor Variable Annuity Account since inception of the WRL Growth Portfolio:

  Return of Premium Death Benefit (Total Mutual Fund Account Annual Expenses:
1.40%)

                                                             FIVE YEARS 10 YEARS
                                                               ENDED     ENDED
SUBACCOUNT                                                    12/31/96  12/31/96
----------                                                   ---------- --------
WRL Growth..................................................    9.10%    16.19%

  5% Annually Compounding Death Benefit or Annual Step-Up Death Benefit (Total Mutual Fund Account Annual Expenses: 1.55%)

                                                             FIVE YEARS 10 YEARS
                                                               ENDED     ENDED
SUBACCOUNT                                                    12/31/96  12/31/96
----------                                                   ---------- --------
WRL Growth..................................................    8.94%    16.02%

----------------------------------
* The performance data for periods prior to the date the WRL Growth Subaccount commenced operations (July 1, 1992) is based on the performance of the WRL Growth Portfolio and the assumption that the WRL Growth Subaccount was in existence for the same period as the WRL Growth Portfolio, with a level of charges equal to those currently assessed against the Subaccount or against Owners' contract values under the Policies. The WRL Growth Portfolio, commenced operations on October 2, 1986. For purposes of the calculation of the performance data prior to July 1, 1992, the deductions for the Mortality and Expense Risk Fee, and Administrative Charge are made on a monthly basis, rather than a daily basis. The monthly deduction is made at the beginning of each month and generally approximates the performance which would have resulted if the Subaccount had actually been in existence since the inception of the WRL Growth Portfolio. Performance data for periods of less than seven years reflect deduction of the Surrender Charge.

OPPORTUNITY VALUE AND EQUITY INDEX PORTFOLIOS

  The Opportunity Value Portfolio and the Equity Index Portfolio are new and therefore do not have (in the case of the Opportunity Value Portfolio, no significant) historical performance data. However, their investment managers (OpCap Advisors and J.P. Morgan Investment Management, Inc. respectively) have years of experience managing very similar portfolios with substantially the same investment objectives and policies. Historical performance data showing the results the investment managers achieved for those other portfolios is in the prospectus for the Endeavor Series Trust, which is included with this Prospectus. See "Performance Information" in the Endeavor Series Trust's prospectus. That performance information in the Endeavor Series Trust's prospectus does not take into account the fees and charges under the Policy; if those fees and charges were reflected, the investment returns would be lower.


NON-STANDARDIZED PERFORMANCE DATA

  PFL may from time to time also advertise or disclose average annual total return or other performance data in non-standard formats for a Subaccount of the Mutual Fund Account. The non-standard performance data may assume that no Surrender Charge is applicable, and may also make other assumptions such as the amount invested in a Subaccount, differences in time periods to be shown, or the effect of partial withdrawals or annuity payments.

  The following non-standardized average annual total return figures are based on the assumption that the Policy is not surrendered, and therefore the Surrender Charge is not imposed.

                         AVERAGE ANNUAL TOTAL RETURNS
                        (ASSUMING NO SURRENDER CHARGE)

  Return of Premium Death Benefit (Total Mutual Fund Account Annual Expenses:
1.40%)

                                                   INCEPTION
                                 ONE YEAR   FIVE     OF THE
                                  PERIOD   YEARS   SUBACCOUNT
                                  ENDED    ENDED       TO        SUBACCOUNT
SUBACCOUNT                       12/31/96 12/31/96  12/31/96   INCEPTION DATE
----------                       -------- -------- ---------- -----------------
TCW Managed Asset Allocation...   16.10%   10.18%    11.08%     April 8, 1991
T. Rowe Price International
  Stock(/1/)...................   13.55%    4.97%     5.05%     April 8, 1991
Value Equity...................   22.04%     N/A     15.72%     May 27, 1993
Dreyfus Small Cap Value........   23.88%     N/A     11.56%      May 4, 1993
Dreyfus U.S. Government
  Securities...................    0.33%     N/A      4.66%      May 9, 1994
T. Rowe Price Equity Income....   18.14%     N/A     23.35%    January 3, 1995
T. Rowe Price Growth Stock.....   19.01%     N/A     26.95%    January 3, 1995
Opportunity Value..............     N/A      N/A      0.44%   November 18, 1996
Enhanced Index(/2/)............     N/A      N/A       N/A           --
WRL Growth.....................   16.24%     N/A     12.38%     July 1, 1992
Merrill Lynch Basic Value Focus
  Fund(/2/)....................     N/A      N/A       N/A           --
Merrill Lynch Developing
  Capital Markets Focus
  Fund(/2/)....................     N/A      N/A       N/A           --
Merrill Lynch High Current
  Income Fund(/2/).............     N/A      N/A       N/A           --

  5% Annually Compounding Death Benefit or Annual Step-Up Death Benefit (Total Mutual Fund Account Annual Expenses: 1.55%)

                                  ONE
                                  YEAR     FIVE    INCEPTION
                                 PERIOD   YEARS     OF THE
                                 ENDED    ENDED   SUBACCOUNT     SUBACCOUNT
SUBACCOUNT                      12/31/96 12/31/96 TO 12/31/96  INCEPTION DATE
----------                      -------- -------- ----------- -----------------
TCW Managed Asset Allocation..   15.93%   10.02%     10.92%     April 8, 1991
T. Rowe Price International
  Stock(/1/)..................   13.39%    4.81%      4.89%     April 8, 1991
Value Equity..................   21.86%     N/A      15.55%     May 27, 1993
Dreyfus Small Cap Value.......   23.64%     N/A      11.43%      May 4, 1993
Dreyfus U.S. Government
  Securities..................    0.18%     N/A       4.51%      May 9, 1994
T. Rowe Price Equity Income...   18.01%     N/A      23.24%    January 3, 1995
T. Rowe Price Growth Stock....   18.83%     N/A      26.76%    January 3, 1995
Opportunity Value.............     N/A      N/A       0.44%   November 18, 1996
Enhanced Index(/2/)...........                                       --
WRL Growth....................   16.09%     N/A      12.22%     July 1, 1992
Merrill Lynch Basic Value
  Focus Fund(/2/).............     N/A      N/A        N/A           --
Merrill Lynch Developing
  Capital Markets Focus
  Fund(/2/)...................     N/A      N/A        N/A           --
Merrill Lynch High Current
  Income Fund(/2/)............     N/A      N/A        N/A           --

----------------------------------
(1) Effective January 1, 1995, Rowe Price-Fleming International, Inc. became the new adviser to the Global Growth Portfolio. The Portfolio's name changed to the T. Rowe Price International Stock Portfolio and the Portfolio's shareholders approved a change in investment objective from investments in small capitalization companies on a global basis to investments in a broad range of companies on an international basis (that is, non-U.S. companies).
(2) The Enhanced Index Subaccount, the Merrill Lynch Basic Value Focus Fund Subaccount, the Merrill Lynch Developing Capital Markets Focus Subaccount, and the Merrill Lynch High Current Income Subaccount are expected to begin operations on or about the date of this Prospectus, therefore, comparable information is not available.

  The figures for the "five year" and "from inception" periods in the above tables reflect waiver of advisory fees and reimbursement of other expenses for all portfolios except the T. Rowe Price Equity Income Portfolio and the T. Rowe Price Growth Stock Portfolio. In the absence of such waivers, the average annual total return figures above from the five year and from inception periods would have been lower.

  All non-standard performance data will be advertised only if the standard performance data is also disclosed. For additional information regarding the calculation of other performance data, please refer to the Statement of Additional Information, a copy of which may be obtained from the Administrative and Service office upon request.

                               PUBLISHED RATINGS

  PFL may from time to time publish in advertisements, sales literature and reports to Owners, the ratings and other information assigned to it by one or more independent rating organizations such as A.M. Best Company, Standard & Poor's Insurance Ratings Services, Moody's Investors Service and Duff & Phelps Credit Rating Co. The purpose of the ratings is to reflect the financial strength and/or claims-paying ability of PFL and should not be considered as bearing on the investment performance of assets held in the Mutual Fund Account or of the safety or riskiness of an investment in the Mutual Fund Account. Each year the A.M. Best Company reviews the financial status of thousands of insurers, culminating in the assignment of Best's ratings. These ratings reflect their current opinion of the relative financial strength and operating performance of an insurance company in comparison to the norms of the life/health insurance industry. In addition, the claims-paying ability of PFL as measured by Standard & Poor's Insurance Ratings Services, Moody's Investors Service or Duff & Phelps Credit Rating Co. may be referred to in advertisements or sales literature or in reports to Owners. These ratings are opinions of an operating insurance company's financial capacity to meet the obligations of its insurance policies in accordance with their terms. Claims-paying ability ratings do not refer to an insurer's ability to meet non-policy obligations (i.e., debt/commercial paper).

                          PFL LIFE INSURANCE COMPANY

  PFL Life Insurance Company ("PFL"), 4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499-0001, is a stock life insurance company. It was incorporated under the name NN Investors Life Insurance Company, Inc. under the laws of the State of Iowa on April 19, 1961. It is principally engaged in the sale of life insurance and annuity policies, and is licensed in the District of Columbia, Guam, and in all states except New York. As of December 31, 1996, PFL had assets of approximately $7.9 billion. PFL i s a wholly-owned indirect subsidiary of AEGON USA, Inc., which conducts substantially all of its operations through subsidiary companies engaged in the insurance business or in providing non-insurance financial services. All of the stock of AEGON USA, Inc . is indirectly owned by AEGON n.v. of the Netherlands. AEGON n.v., a holding company, conducts its business through subsidiary companies engaged primarily in the insurance business.

                             THE ENDEAVOR ACCOUNTS

  Premium Payments made under a Policy may be allocated to the Mutual Fund Account, to the Fixed Account, or to a combination of these Accounts.

THE MUTUAL FUND ACCOUNT

  The PFL Endeavor Variable Annuity Account comprises a portion of the PFL Endeavor VA Separate Account of PFL Life Insurance Company (the "Mutual Fund Account"). The PFL Endeavor VA Separate Account was established as a separate investment account under the laws of the State of Iowa on January 19, 1990. The Mutual Fund Account receives and invests the Premium Payments under the Policies that are allocated to it for investment in shares of certain portfolios of the Merrill Lynch Variable Series Funds, Inc., the Endeavor Series Trust, and the WRL Growth Portfolio.

  The Mutual Fund Account currently is divided into fourteen Subaccounts. Additional Subaccounts may be established in the future at the discretion of PFL. Each Subaccount invests exclusively in shares of one of the Portfolios of the Underlying Funds. Under Iowa law, the assets of the Mutual Fund Account are owned by PFL, but they are held separately from the other assets of PFL. To the extent that these assets are attributable to the Policy Value of the Policies, these assets are not chargeable with liabilities incurred in any other business operation of PFL. Income, gains, and losses incurred on the assets in the Subaccounts of the Mutual Fund Account, whether or not realized, are credited to or charged against that Subaccount without regard to other income, gains or losses of any other Account or Subaccount of PFL. Therefore, the investment performance of any Subaccount is entirely independent of the investment performance of PFL's general account assets or any other Account or Subaccount maintained by PFL.

  The Mutual Fund Account is registered with the SEC under the 1940 Act as a unit investment trust and meets the definition of a separate account under federal securities laws. However, the SEC does not supervise the management or the investment practices or policies of the Mutual Fund Account or PFL.

  Underlying Funds. The Mutual Fund Account will invest exclusively in shares of Endeavor Series Trust and the Growth Portfolio of the WRL Series Fund, Inc. (collectively the "Underlying Funds"). The WRL Series Fund, Inc., and the Endeavor Series Trust are each a series-type mutual fund registered with the SEC under the 1940 Act as an open-end, diversified management investment company. The registration of the Underlying Funds does not, however, involve supervision of the management or investment practices or policies of the Underlying Funds by the SEC.

  The Underlying Funds currently issue shares of the following Portfolios:
Three portfolios under the Merrill Lynch Variable Series Funds, Inc.: the Merrill Lynch Basic Value Focus Fund, the Merrill Lynch Developing Capital Markets Focus Fund, and the Merrill Lynch High Current Income Fund; ten portfolios under the Endeavor Series Trust, the TCW Managed Asset

Allocation, the TCW Money Market Portfolio, the T. Rowe Price International Stock Portfolio, the Value Equity Portfolio, the Dreyfus Small Cap Value Portfolio, the Dreyfus U.S. Government Securities Portfolio, the T. Rowe Price Equity Income Portfolio, the T. Rowe Price Growth Stock Portfolio, the Opportunity Value Portfolio, and the Enhanced Index Portfolio; and one portfolio under the WRL Series Fund, Inc., the WRL Growth Portfolio, managed by Janus Capital Corporation. The assets of each Portfolio are held separate from the assets of the other Portfolios, and each Portfolio has its own distinct investment objectives and policies. Each Portfolio operates as a separate investment fund, and the income or losses of one Port folio generally have no effect on the investment performance of any other Portfolio.

  Merrill Lynch Asset Management, L.P. is the Adviser for the portfolios of the Merrill Lynch Variable Series Funds, Inc. including the Merrill Lynch Basic Value Focus Fund, the Merrill Lynch Developing Capital Markets Focus Fund, and the Merrill Lynch High Current Income Fund.

  Endeavor Investment Advisers, an investment adviser registered with the SEC under the Investment Advisers Act of 1940, is the Endeavor Series Trust's manager. Endeavor Investment Advisers selects and contracts with advisers for investment services for the Portfolios of Endeavor Series Trust, reviews the advisers' activities, and otherwise performs administerial and managerial functions for the Endeavor Series Trust. Six advisers (the "Advisers") each perform investment advisory services for particular Portfolios of Endeavor Series Trust.

  TCW Funds Management, Inc. (a wholly-owned subsidiary of The TCW Group, Inc.), is the Adviser for the TCW Managed Asset Allocation Portfolio and the TCW Money Market Portfolio. T. Rowe Price Associates, Inc. is the Adviser for the T. Rowe Price Equity Income Portfolio and the T. Rowe Price Growth Stock Portfolio. Rowe Price-Fleming International, Inc. (a joint venture between T. Rowe Price Associates, Inc. and Robert Fleming Holdings Limited), is the Adviser for the T. Rowe Price International Stock Portfolio. OpCap Advisors (formerly known as Quest for Value Advisors), is the Adviser for the Value Equity Portfolio and the Opportunity Value Portfolio. J.P. Morgan Investment Management Inc. ("Morgan") (a wholly owned subsidiary of J.P. Morgan and Co. Incorporated) is the Adviser for the Enhanced Index Portfolio. The Dreyfus Corporation (a wholly owned subsidiary of Mellon Bank, N.A.), as successor to The Boston Company Asset Management, Inc., is the Adviser for the Dreyfus U.S. Government Securities Portfolio, and the Dreyfus Small Cap Value Portfolio.

  WRL Investment Management, Inc., a subsidiary of Western Reserve Life Assurance Co. of Ohio, (an affiliate of PFL), is the Adviser for the WRL Series Fund, Inc. and contracts with Janus Capital Corporation (also an "Adviser") as a sub-adviser to the WRL Growth Portfolio.

  The Adviser of a Portfolio is responsible for selecting the investments of the Portfolio consistent with the investment objectives and policies of the Portfolio, and will conduct securities trading for the Portfolio. All Advisers are investment advisers registered with the SEC under the Investment Advisers Act of 1940. The investment objectives of each Portfolio are summarized as follows:

MERRILL LYNCH VARIABLE SERIES FUNDS, INC.

  Merrill Lynch Basic Value Focus Fund--seeks capital appreciation and, secondarily, income by investment in securities, primarily equities, that management of the Fund believes are undervalued and therefore represent basic investment value.

  Merrill Lynch Developing Capital Markets Focus Fund--seeks long-term capital appreciation by investing in securities, principally equities, of issuers in countries having smaller capital markets. Investing on an international basis involves special considerations. Investing in smaller capital markets entails the risk of significant volatility in the Fund's security prices. See "Other Portfolio Strategies-Foreign Securities" in the Merrill Lynch Variable Series Funds, Inc. prospectus.

  Merrill Lynch High Current Income Fund--seeks as a primary objective high a level of current income as is consistent with its investment policies and prudent investment management, and as a secondary objective capital appreciation to the extent consistent with its primary objective. The Fund invests principally in fixed-income securities that are rated in the lower rating categories of the established rating services or in unrated securities of comparable quality. These securities (known as "junk bonds") present special risks. Because investment in such high-yield securities entail relatively greater risk of loss of income or principal, an investment in the High Current Income Fund may not be appropriate as the exclusive investment to fund the Contracts for all Contract Owners. See "Risks of High Yield Securities" in the Merrill Lynch Variable Series Funds, Inc. prospectus.

ENDEAVOR SERIES TRUST.

  TCW Money Market Portfolio--seeks current income, preservation of capital and maintenance of liquidity through investment in short-term money market securities. The Portfolio seeks to maintain a constant net asset value of $1.00 per share although no assurances can be given that such constant net asset value will be maintained.

  TCW Managed Asset Allocation Portfolio--seeks high total return through a managed asset allocation portfolio of equity, fixed income and money market securities.

  T. Rowe Price International Stock Portfolio--seeks long-term growth of capital through investments primarily in common stocks of established non-U.S. companies.

  Value Equity Portfolio--seeks long-term capital appreciation through investment in securities (primarily equity securities) of companies that are believed by the Portfolio's Adviser to be undervalued in the marketplace in relation to factors such as the companies' assets or earnings.

  Dreyfus Small Cap Value Portfolio--seeks capital appreciation through investments in a diversified portfolio consisting primarily of equity securities of companies with a median capitalization of approximately $750 million, provided that under normal market conditions at least 75% of the Portfolio's investments will be in equity securities of companies with capitalizations at the time of purchase between $150 million and $1.5 billion.

  Dreyfus U.S. Government Securities Portfolio--seeks as high a level of total return as is consistent with prudent investment strategies by investing under normal circumstances at least 65% of its assets in debt obligations and mortgage-backed securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

  T. Rowe Price Equity Income Portfolio--seeks to provide substantial dividend income and also capital appreciation by investing primarily in dividend paying stocks of established companies.

  T. Rowe Price Growth Stock Portfolio--seeks long-term growth of capital and to increase dividend income through investment primarily in common stocks of well established growth companies.

  Opportunity Value Portfolio--seeks growth of capital over time through investment in a portfolio consisting of common stocks, bonds and cash equivalents, the percentages of which will vary based upon the Portfolio Adviser's assessment of relative values.

  Enhanced Index Portfolio--seeks to earn a total return modestly in excess of the total return performance of the S&P 500 Composite Stock Index (the "S&P 500 Index") while maintaining a volatility of return similar to the S&P 500 Index.

WRL SERIES FUND, INC.

  WRL Growth Portfolio managed by Janus Capital Corporation--seeks growth of capital. At most times, this Portfolio will be invested primarily in equity securities which are selected solely for their capital growth potential; investment income is not a consideration.

  THERE IS NO ASSURANCE THAT ANY PORTFOLIO WILL ACHIEVE ITS STATED OBJECTIVE. MORE DETAILED INFORMATION, INCLUDING A DESCRIPTION OF EACH PORTFOLIO'S INVESTMENT OBJECTIVE AND POLICIES AND A DESCRIPTION OF RISKS INVOLVED IN INVESTING IN EACH OF THE PORTFOLIOS AND OF EACH PORTFOLIO'S FEES AND EXPENSES IS CONTAINED IN THE PROSPECTUSES FOR THE UNDERLYING FUNDS, CURRENT COPIES OF WHICH ARE ATTACHED TO THIS PROSPECTUS. INFORMATION CONTAINED IN THE UNDERLYING FUNDS' PROSPECTUSES SHOULD BE READ CAREFULLY BEFORE INVESTING IN A SUBACCOUNT OF THE MUTUAL FUND ACCOUNT.

  PFL may receive expense reimbursements or other revenues from the Underlying Fund or their investment advisors.

  An investment in the Mutual Fund Account, and in any Subaccount or Portfolio, including the TCW Money Market Portfolio and the Dreyfus U.S. Government Securities Portfolio, is not insured or guaranteed by the U.S. government or any government agency.

  Addition, Deletion, or Substitution of Investments. PFL cannot and does not guarantee that any of the Portfolios will always be available for Premium Payments, allocations, or transfers. PFL retains the right, subject to any applicable law, to make certain changes in the Mutual Fund Account and its investments. PFL reserves the right to eliminate the shares of any Portfolio held by a Subaccount and to substitute shares of another Portfolio of the Underlying Funds, or of another registered open-end management investment company for the shares of any Portfolio, if the shares of the Portfolio are no longer available for investment or if, in PFL's judgment, investment in any Portfolio would be inappropriate in view of the purposes of the Mutual Fund Account. To the extent required by the 1940 Act, substitutions of shares attributable to an Owner's interest in a Subaccount will not be made without prior notice to the Owner and the prior approval of the SEC. Nothing contained herein shall prevent the Mutual Fund Account from purchasing other securities for other series or classes of variable annuity policies, or from effecting an exchange between series or classes of variable annuity policies on the basis of requests made by Owners.

  New Subaccounts may be established when, in the sole discretion of PFL, marketing, tax, investment or other conditions warrant. Any new Subaccounts may be made available to existing Owners on a basis to be determined by PFL. Each additional Subaccount will purchase shares in a mutual fund portfolio or other investment vehicle. PFL may also eliminate one or more Subaccounts if, in its sole discretion, marketing, tax, investment or other conditions warrant such change. In the event any Subaccount is eliminated, PFL will notify Owners and request a reallocation of the amounts invested in the eliminated Subaccount. If no such reallocation is provided by the Owner, PFL will reinvest the amounts invested in the eliminated Subaccount in the Subaccount that invests in the TCW Money Market Portfolio (or in a similar portfolio of money market instruments) or in another Subaccount, if appropriate.

  In the event of any such substitution or change, PFL may, by appropriate endorsement, make such changes in the Policies as may be necessary or appropriate to reflect such substitution or change. Furthermore, if deemed to be in the best interests of persons having voting rights under the Policies, the Mutual Fund Account may be (i) operated as a management company under the 1940 Act or any other form permitted by law, (ii) deregistered under the 1940 Act in the event such registration is no longer required or (iii) combined with one or more other separate accounts. To the extent permitted by applicable law, PFL also may transfer the assets of the Mutual Fund Account associated with the Policies to another account or accounts.

THE FIXED ACCOUNT

  This Prospectus is generally intended to serve as a disclosure document only for the Policy and the Mutual Fund Account. For more complete details regarding the Fixed Account, see the Policy itself.

  Premium Payments allocated and amounts transferred to the Fixed Account become part of the general account of PFL, which supports insurance and annuity obligations. Interests in the general account have not been registered under the Securities Act of 1933 (the "1933 Act"), nor is the general account registered as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests therein are generally subject to the provisions of the 1933 or 1940 Acts and PFL has been advised that the staff of the SEC has not reviewed the disclosures in this Prospectus which relate to the Fixed Account.

  The Fixed Account is part of the general assets of PFL, other than those in the Mutual Fund Account or in any other segregated asset account. The Policy Owner may allocate Premium Payments to the Fixed Account at the time of Premium Payment or by subsequent transfers from the Mutual Fund Account. Instead of the Policy Owner bearing the investment risk, as is the case for Policy Value in the Mutual Fund Account, PFL bears the full investment risk for all Policy Value in the Fixed Account. PFL has sole discretion to invest the assets of its general account, including the Fixed Account, subject to applicable law. While PFL bears the full investment risk for all Policy Value in the Fixed Account, the Owner bears the risk that PFL would not be able to satisfy its contractual obligations.

  Premium payments applied to and any amounts transferred to the Fixed Account will reflect a fixed interest rate. The interest rates PFL sets will be credited for increments of at least one year measured from each premium payment or transfer date. These rates will never be less than a minimum effective annual interest rate of 3%. Prior versions of the Policy and Policies offered in certain states will have the minimum effective annual interest rates specified in the Policy.

  Upon Surrender of the Policy, the Owner will receive at least the Premium Payments applied to, less prior Partial Withdrawals and transfers from, the Fixed Account.

  Guaranteed Periods. PFL may offer optional guaranteed interest rate periods ("Guaranteed Period Options" or "GPOs") into which Premium Payments may be paid or amounts transferred. For example, PFL may, from time to time, offer Guaranteed Period Options for periods of 1, 5, or 7 years. The current interest rate PFL sets for funds placed in each Guaranteed Period Option will apply to those funds until the end of the Guaranteed Period. At the end of the Guaranteed Period, the Premium Payment or amount transferred into the Guaranteed Period Option less any partial withdrawals or transfers from that Guaranteed Period Option, including the effect of any Excess Interest Adjustment or Surrender Charge due to partial withdrawals or transfers prior to the end of the Guaranteed Period, plus accrued interest, will be rolled into a new Guaranteed Period Option.

  The Owner may choose the Guaranteed Period Option into which the funds are to be placed by giving PFL notice within 30 days before the end of the expiring Guaranteed Period. In the absence of such election, the new Guaranteed Period will be the same as the expiring one. If that Guaranteed Period Option is no longer offered by PFL, the next shorter Guaranteed Period Option then being offered will be used. PFL reserves the right, for new Premium Payments, transfers, or rollovers, whether or not to offer any Guaranteed Period Option. PFL will, however, always offer at least a one-year Guaranteed Period Option.

  Surrenders, partial withdrawals and transfers from a Guaranteed Period Option prior to the end of the Guaranteed Period may be subject to an Excess Interest Adjustment. An Excess Interest Adjustment may result in a loss of interest credited, but the Owner's Fixed Account Policy Values will always be credited with an effective annual interest rate of at least 3%. Surrender charges, if any, are applied after the Excess Interest Adjustment. However, upon full surrender the Owner is guaranteed return of Premium Payments to the Fixed Account, less Partial Withdrawals and transfers from the Fixed Account. (See "DISTRIBUTIONS UNDER THE POLICY--Excess Interest Adjustment (EIA)," p. 50.)

  For purposes of crediting interest, the oldest Premium Payment or transfer into a Guaranteed Period Option within the Fixed Account, plus interest allocable to that Premium Payment or transfer, is considered to be withdrawn or transferred out first; the next oldest Premium Payment plus interest is considered to be transferred out next, and so on (this is a "first-in, first-out" procedure).

  Dollar Cost Averaging Fixed Account Option. PFL may offer a Dollar Cost Averaging Fixed Account Option separate from the Guaranteed Period Option(s). This option will have a one-year interest rate guarantee and will only be available under a Dollar Cost Averaging (DCA) program. The current interest rate PFL credits for the DCA Fixed Account may differ from the rates credited on other Guaranteed Period Option(s) in the Fixed Account.

  Prior to the Annuity Commencement Date, the Owner can instruct PFL to make automatic transfers from the Dollar Cost Averaging Fixed Account to one or more subaccounts of the Mutual Fund Account. Transfers must be scheduled for at least six but not more than 24 months, or for at least four, but not more than eight quarters. No changes to the automatic amount transferred will be allowed, but changes can be made to the Subaccounts to which these transfers are allocated. Dollar Cost Averaging transfers from the Dollar Cost Averaging Fixed Account will not be subject to an Excess Interest Adjustment. (See "Dollar Cost Averaging (DCA)" p. 44.)

  Guaranteed Interest Rates. PFL periodically will establish an applicable Guaranteed Interest Rate for each of the Guaranteed Period Options within the Fixed Account, and the Dollar Cost Averaging Fixed Account Option. Current Guaranteed Interest Rate may be changed by PFL frequently or infrequently depending on interest rates on investments available to PFL and other factors as described below, but once established, the rate will be guaranteed for the entire duration of the Guaranteed Period. However, except for limited situations, any amount withdrawn or transferred will be subject to an Excess Interest Adjustment, except at the end of the Guaranteed Period Option. (See "Excess Interest Adjustment (EIA)," p. 50.)

  The Guaranteed Interest Rate will not be less than 3% per year, regardless of any application of the Excess Interest Adjustment. PFL has no specific formula for determining the rate of interest that it will declare as a Guaranteed Interest Rate, as this rate will be reflective of interest rates available on the types of debt instruments in which PFL intends to invest amounts allocated to the Fixed Account. In addition, PFL's management may consider other factors in determining Guaranteed Interest Rates for a particular Guaranteed Period including but not limited to: regulatory and tax requirements; sales commissions and administrative expenses borne by the Company; general economic trends; and competitive factors. There is no obligation to declare a rate in excess of 3%; the Policy Owner assumes the risk that declared rates will not exceed 3%. PFL has complete discretion to declare any rate of at least 3%, regardless of market interest rates, the amounts earned by PFL on its investments, or any other factors.

  PFL'S MANAGEMENT HAS COMPLETE AND SOLE DISCRETION TO DETERMINE THE GUARANTEED INTEREST RATES. PFL CANNOT PREDICT OR GUARANTEE THE LEVEL OF FUTURE GUARANTEED INTEREST RATES, EXCEPT THAT PFL GUARANTEES THAT FUTURE GUARANTEED EFFECTIVE INTEREST RATES WILL NOT BE BELOW 3% PER YEAR.

TRANSFERS

  An Owner can transfer Policy Values from one Investment Option to another within certain limits. In addition, transfers (from the Guaranteed Period Option(s) of the Fixed Account) of an amount equal to the interest credited (that is, "interest transfers") are not subject to an Excess Interest Adjustment, but may affect the interest crediting rates on the remaining funds in the Guaranteed Period Option.

  Subject to the limitations and restrictions described below, transfers from an Investment Option may be made, up to thirty days prior to the Annuity Commencement Date, by sending Written Notice, signed by the Owner, to the Administrative and Service Office. The minimum amount which may be transferred is the lesser of $500 or the entire Subaccount or Guaranteed Period Option Value. If the Subaccount or Guaranteed Period Option Value remaining after a transfer is less than $500, PFL reserves the right, at its discretion, either to deny the transfer request or to include that amount as part of the transfer.

  If the Excess Interest Adjustment (at time of a transfer request) from any Guaranteed Period Option is a negative adjustment, then the maximum amount of Policy Value that can be transferred is 25% of the Guaranteed

Period Option's Policy Value, less amounts previously transferred out of that Guaranteed Period Option during the current Policy Year. No maximum will apply to amounts transferred from any Guaranteed Period Option if the Excess Interest Adjustment is a positive adjustment at the time of transfer. The Owner must notify PFL within 30 days prior to the end of any expiring Guaranteed Period Option to instruct PFL regarding any transfers to be performed at that time.

  Transfers prior to the Annuity Commencement Date currently may be made without charge as often as the Owner wishes, subject to the minimum amount specified above. PFL reserves the right to limit these transfers to no more than 12 per Policy Year in the future or to charge up to $10 per transfer in excess of 12 per Policy Year.

  The Owner may transfer an amount up to the interest credited in any of the Guaranteed Period Option(s) to any Subaccount(s) of the Mutual Fund Account prior to the end of the Guaranteed Period. No Excess Interest Adjustment will apply to such interest transfers. Interest transfers may affect the interest crediting rates on the remaining funds in the Guaranteed Period Option. This is because interest transfers may have the effect of reducing or eliminating principal amounts in the Guaranteed Period Options since, for purposes of crediting interest, PFL considers the oldest Premium Payment or transfer into the Guaranteed Period Option, plus interest allocable to that particular Premium Payment or transfer, to be withdrawn first.

  Transfers out of the Dollar Cost Averaging Fixed Account, except through an automatic Dollar Cost Averaging program, are not allowed.

  After the Annuity Commencement Date, transfers out of the Fixed Account are not permitted, and transfers between Subaccounts or from Subaccounts to the Fixed Account may be limited to once per Policy Year. (See "DISTRIBUTIONS UNDER THE POLICY--Annuity Payment Options," p. 53.)

  Transfers may be made by telephone, subject to the provisions described below under "Telephone Transactions."

REINSTATEMENTS

  Requests are occasionally received by PFL to reinstate funds which had been transferred to another insurance company pursuant to a Section 1035 exchange or trustee-to-trustee transfer under the Code. In this situation PFL will require the Owner to replace the same total amount of money in the applicable Subaccounts or Fixed Accounts as taken from them to effect the exchange. The total dollar amount of funds reapplied to the Separate Account will be used to purchase a number of Accumulation Units available for each Subaccount based on the Accumulation Unit prices at the date of reinstatement (within two days after the date the funds are received by PFL). The number of Accumulation Units available on the reinstatement date may be more or less than the number of Units surrendered for the exchange. Amounts reapplied to the Fixed Account will receive the effective annual interest rate they would otherwise have received, had they not been withdrawn. However, an adjustment will be made to the amount reapplied to compensate PFL for the additional interest credited during the period of time between the withdrawal and the reapplication of the funds. Owners should consult a qualified tax adviser concerning the tax consequences of any Section 1035 exchanges or reinstatements.

TELEPHONE TRANSACTIONS

  An Owner (or the Owner's designated account executive) may make transfers and/or change the allocation of subsequent Premium Payments by telephone. Telephone transfers are only allowed if the "Telephone Transfer/Reallocation Authorization" box in the Policy application has been checked or telephone transfers have been subsequently authorized in writing on a form provided by PFL by the Owner. PFL will not be liable for following instructions communicated by telephone that it reasonably believes to be genuine. PFL will employ reasonable procedures, however, to confirm that instructions communicated by telephone are genuine. If PFL fails to do so, it may be liable for any losses due to unauthorized or fraudulent instructions. All telephone requests will be recorded on voice recorder equipment for the protection of the Owner. The Owner, when making telephone requests, will be required to provide a social security number or other information for identification purposes.

  Telephone requests must be received at the Administrative and Service Office no later than 3:00 p.m. Central time in order to assure same day pricing of the transaction.

  At its discretion, PFL may discontinue the telephone transaction privilege at any time as to some or all Owners, and PFL may require written confirmation of any transaction request.

DOLLAR COST AVERAGING (DCA)

  Under the Dollar Cost Averaging program, prior to the Annuity Commencement Date, the Owner can instruct PFL to automatically transfer a specified dollar amount from the Dollar Cost Averaging Fixed Account Option, the TCW Money Market Subaccount or the Dreyfus U.S. Government Securities Subaccount to any other Subaccount or Subaccounts of the Mutual Fund Account. The automatic transfers can occur monthly or quarterly and will occur on the 28th day of the month. If the Dollar Cost Averaging request is received prior to the 28th day of any month, the first transfer will occur on the 28th day of that month. If the Dollar Cost Averaging request is received on or after the 28th day of any month, the first transfer will occur on the 28th day of the following month. The amount transferred each time must be at least $500. A minimum of six monthly or four quarterly transfers are required and a maximum of 24 monthly or eight quarterly transfers are allowed from the Dollar Cost Averaging Fixed Account.

  Dollar Cost Averaging results in the purchase of more units when the Unit Value is low, and fewer units when the Unit Value is high. However, there is no guarantee that the Dollar Cost Averaging program will result in higher Policy Values or will otherwise be successful. Dollar Cost Averaging requires regular investment regardless of fluctuating prices and does not guarantee profits nor prevent losses in a declining market. Before electing this option, individuals should consider their financial ability to continue transfers through periods of both high and low price levels.

  The Owner may request Dollar Cost Averaging when purchasing the Policy or at a later date. The program will terminate when the amount in the Dollar Cost Averaging Fixed Account, the TCW Money Market Subaccount or the Dreyfus U.S. Government Securities Subaccount is insufficient for the next transfer, at which time the entire remaining balance is transferred.

  Except for automatic Dollar Cost Averaging transfers from the Dollar Cost Averaging Fixed Account Option the Owner may increase or decrease the amount of the transfers by sending PFL a new Dollar Cost Averaging form. The Owner may discontinue the program at any time by sending a Written Notice to the Administrative and Service Office. The minimum number of transfers (6 monthly or 4 quarterly) requirement must be satisfied each time the Dollar Cost Averaging program is restarted following termination of the program for any reason. There is no charge for participation in the Dollar Cost Averaging program.

ASSET REBALANCING

  Prior to the Annuity Commencement Date the Owner may instruct PFL to automatically transfer amounts among the Subaccounts of the Mutual Fund Account on a regular basis to maintain a desired allocation of the Policy Value among the various Subaccounts offered. Rebalancing will occur on a monthly, quarterly, semi-annual, or annual basis, beginning on a date selected by the Owner. If no date is selected, the account will be rebalanced on the day of the month the Policy was effective. The Owner must select the percentage of the Policy Value desired in each of the various Subaccounts offered (totaling 100%). Any amounts in the Fixed Account are ignored for purposes of asset rebalancing. Rebalancing may be started, stopped, or changed at any time, except that rebalancing will not be available when:

  (1) Automatic Dollar Cost Averaging transfers are being made; or

  (2) any other transfer is requested.

  There is no charge for participation in the asset rebalancing program.

                                  THE POLICY

  The Endeavor Variable Annuity Policy is a Flexible Premium Variable Annuity Policy. The rights and benefits under the Policy are summarized below; however, the description of the Policy contained in this Prospectus is qualified in its entirety by reference to the Policy itself, a copy of which is available upon request from PFL. The Policy may be purchased on a non-tax qualified basis ("Nonqualified Policy"). The Policy may also be purchased and used in connection with retirement plans or individual retirement accounts that qualify for favorable federal income tax treatment ("Qualified Policy").

POLICY APPLICATION AND ISSUANCE OF POLICIES--PREMIUM PAYMENTS

  Before it will issue a Policy, PFL must receive a completed Policy application or transmittal form and a minimum initial Premium Payment of $5,000 for a Nonqualified Policy, or $1,000 for a Qualified Policy. There is no minimum initial Premium Payment required for tax deferred 403(b) annuity purchases, any amount selected by the Owner in such case, up to the maximum total premium payment allowed by PFL, may be used to start a Policy. The initial Premium Payment for tax deferred 403(b) purchases must be received within 90 days following the Policy Date, otherwise the Policy will be canceled. The initial Premium Payment is the only Premium Payment required to be paid under a Policy. A Policy ordinarily will be issued only in respect of Annuitants Age 0 through 80. Acceptance or declination of an application shall be based on PFL's underwriting standards, and PFL reserves the right to reject any application or Premium Payment based on those underwriting standards.

  If the application or transmittal form can be accepted in the form received, the initial Premium Payment will be credited to the Policy Value within two Business Days after the later of receipt of the information needed to issue the Policy or receipt of the initial Premium Payment. If the initial Premium Payment cannot be credited because the application or other issuing requirements are incomplete, the applicant will be contacted within five Business Days and given an explanation for the delay and the initial Premium Payment will be returned at that time unless the applicant consents to PFL's retaining the initial Premium Payment and crediting it as soon as the necessary requirements are fulfilled.

  The date on which the initial Premium Payment is credited to the Policy Value is the Policy Date. The Policy Date is the date used to determine Policy Years and Policy Anniversaries.

  All checks or drafts for Premium Payments should be made payable to PFL Life Insurance Company and sent to the Administrative and Service Office. The Death Benefit will not take effect until the Premium Payment is received and any check or draft for the Premium Payment is honored.

  Additional Premium Payments. While the Annuitant is living and prior to the Annuity Commencement Date, the Owner may make additional

Premium Payments at any time, and in any frequency. The minimum additional Premium Payment under both a Nonqualified Policy and a Qualified Policy is $50. Additional Premium Payments will be credited to the Policy and added to the Policy Value as of the Business Day when the premium and required information are received.

  Maximum Total Premium Payments. The maximum total Premium Payments allowed without prior approval of PFL is $1,000,000.

  Allocation of Premium Payments. An Owner must allocate Premium Payments to one or more of the Investment Options. The Owner must specify the initial allocation in the Policy application or transmittal form. This allocation will be used for Subsequent Additional Premium Payments unless the Owner requests a change of allocation. All allocations must be made in whole percentages and must total 100%. If Premium Payments are allocated to the Dollar Cost Averaging Fixed Account, directions regarding the Subaccount(s) to which transfers are to be made must be specified on the Application or other proper Written Request. If the Owner fails to specify how Premium Payments are to be allocated, the Premium Payment(s) cannot be accepted.

  The Owner may change the allocation instructions for future subsequent additional Premium Payments by sending Written Notice, signed by the Owner, to PFL's Administrative and Service Office, or by telephone (subject to the provisions described under "Telephone Transactions," p. 44.) The allocation change will apply to Premium Payments received after the date the Written Notice or telephone request is received.

  Payment Not Honored by Bank. Any payment due under the Policy which is derived, all or in part, from any amount paid to PFL by check or draft may be postponed until such time as PFL determines that such instrument has been honored.

POLICY VALUE

  On the Policy Date, the Policy Value equals the initial Premium Payment. Thereafter, the Policy Value equals the sum of the values in the Mutual Fund Account and the Fixed Account. The Policy Value will increase by: (1) any Subsequent Additional Premium Payments received by PFL; (2) any increases in the Policy Value due to investment results of the selected Subaccount(s); (3) any positive Excess Interest Adjustments on transfers, and (4) interest credited in the Fixed Account. The Policy Value will decrease by (1) any surrenders, including applicable Excess Interest Adjustments and/or Surrender Charges; (2) any decreases in the Policy Value due to investment results of the selected Subaccounts; (3) the charges and deductions imposed by PFL; and
(4) any negative Excess Interest Adjustments on transfers.

  The Policy Value is expected to change from Valuation Period to Valuation Period, reflecting the investment experience of the selected Subaccount(s), as well as the deductions for charges. A Valuation Period is the period between successive Business Days. It begins at the close of business on each Business Day and ends at the close of business on the next succeeding Business Day. A Business Day is each day that the New York Stock Exchange is open for business. Holidays are generally not Business Days.

  The Mutual Fund Account Value. When a Premium Payment is allocated or an amount is transferred to a Subaccount of the Mutual Fund Account, it is credited to the Policy Value in the form of Accumulation Units. Each Subaccount of the Mutual Fund Account has a distinct Accumulation Unit value (the "Unit Value"). The number of Accumulation Units credited is determined by dividing the Premium Payment or amount transferred by the Unit Value of the Subaccount as of the end of the Valuation Period during which the allocation is made. When amounts are transferred out of, or surrendered or withdrawn from a Subaccount, Accumulation Units are canceled or redeemed in a similar manner.

  For each Subaccount, the Unit Value for a given Business Day is based on the net asset value of a share of the corresponding Portfolio of the Underlying Funds. Therefore, the Unit Values will fluctuate from day to day based on the investment experience of the corresponding Portfolio. The determination of Subaccount Unit Values is described in detail in the Statement of Additional Information.

AMENDMENTS

  No change in the Policy is valid unless made in writing by PFL and approved by one of PFL's officers. No registered representative has authority to change or waive any provision of the Policy.

  PFL reserves the right to amend the Policies to meet the requirements of the Code, regulations or published rulings. An Owner can refuse such a change by giving Written Notice, but a refusal may result in adverse tax consequences.

NON-PARTICIPATING POLICY

  The Policy does not participate or share in the profits or surplus earnings of PFL. No dividends are payable on the Policy.

                        DISTRIBUTIONS UNDER THE POLICY

SURRENDERS

  Prior to the Annuity Commencement Date, the Owner may surrender all or a portion of the Cash Value in exchange for a cash payment from PFL. The Cash Value is the Policy Value less any applicable Surrender Charge plus or minus any Excess Interest Adjustments. (See "Annuity Payment Options," p. 53.) The Policy cannot be surrendered after the Annuity Commencement Date. (See "Annuity Payments," p. 51.)

  When requesting a partial withdrawal ($500 minimum), the Owner must tell PFL how the withdrawal is to be allocated from among various Guaranteed Period Options of the Fixed Account and/or the Subaccount(s) of the Mutual Fund Account. If the Owner's request for a partial withdrawal from a Guaranteed Period Option of the Fixed Account is greater than the Cash Value of that Guaranteed Period Option, PFL will pay the Owner the amount of the Cash Value of that Guaranteed Period Option. If no allocation instructions are given, the withdrawal will be deducted from each Investment Option in the same proportion that the Policy Owner's interest in each Investment Option bears to the Policy's total Policy Value. PFL reserves the right to defer payment of the Cash Value from the Fixed Account for up to six months.

  Beginning in the second Policy Year, an Owner may request a partial withdrawal of up to 10% of the Policy Value at the time of withdrawal without an Excess Interest Adjustment and without a Surrender Charge if no withdrawal has been made in the current Policy Year ("10% Withdrawals"). Amounts withdrawn from the Policy in excess of the 10% Withdrawal or withdrawn in the same Policy Year as a previous 10% Withdrawal (and all surrenders in the first Policy Year) are subject to the Excess Interest Adjustment and to the Surrender Charge. Neither a Surrender Charge nor an Excess Interest Adjustment will be assessed if the withdrawal is necessary to meet the minimum distribution requirements for that Policy specified by the Code for tax-qualified plans.

  10% Withdrawals will reduce the Policy Value by the amount withdrawn. Amounts requested in excess of the 10% Withdrawal are Excess Partial Withdrawals. Excess Partial Withdrawals will reduce the Policy Value by an amount equal to (X-Y + Z) where:

  X = Excess Partial Withdrawal
  Y = Excess Interest Adjustment applicable to the Excess Partial Withdrawal Z = Surrender Charge on X minus Y.

  For a discussion of the Surrender Charge, see "CHARGES AND DEDUCTIONS-- Surrender Charge," p. 60. For a discussion of the Excess Interest Adjustment, see "DISTRIBUTIONS UNDER THE POLICY--Excess Interest Adjustment (EIA)," p. 50, and Appendix A.

  Since the Owner assumes the investment risk with respect to Premium Payments allocated to the Mutual Fund Account, and because partial withdrawals may be subject to an Excess Interest Adjustment and to a Surrender Charge, and possibly income taxes or premium taxes, the total amount paid upon total surrender of the Cash Value (taking any prior surrenders into account) may be more or less than the total Premium Payments made. Following a surrender of the total Cash Value, or at any time the Policy Value is zero, all rights of the Owner and Annuitant will terminate.

  In addition to the Excess Interest Adjustment and Surrender Charge and any applicable premium taxes, surrenders may be subject to income taxes and, if prior to age 59 1/2, a ten percent Federal penalty tax. (See "CERTAIN FEDERAL INCOME TAX CONSEQUENCES," p. 63.)

NURSING CARE AND TERMINAL CONDITION WITHDRAWAL OPTION

  If the Owner or Owner's spouse (Annuitant or Annuitant's spouse if the Owner is not a natural person): (1) has been confined in a hospital or nursing facility for 30 consecutive days, or (2) has been diagnosed as having a terminal condition as defined in the Policy or endorsement (generally a life expectancy of 12 months or less), then the Surrender Charge, and Excess Interest Adjustment, are not imposed on surrenders or partial withdrawals. (This benefit may not be available in all states or in all Policy forms--see the Policy or endorsement for details.)

EXCESS INTEREST ADJUSTMENT (EIA)

  Surrenders, partial withdrawals, transfers, and amounts applied to a Payment Option (prior to the end of a Guaranteed Period) from the Fixed Account Guaranteed Period Options will be subject to an Excess Interest Adjustment except as provided for under "Surrenders" or "Nursing Care and Terminal Condition Withdrawal Option" above or "Systematic Payout Option," below. Prior versions of the Policy or Policies offered in certain states may not be subject to an Excess Interest Adjustment.

  The Excess Interest Adjustment partially compensates PFL for the foregoing early removal of funds from the Guaranteed Period Options where interest rates declared by PFL have risen since the date of the guarantee. Conversely, the Excess Interest Adjustment allows PFL to share the benefit of falling interest rates with the Owner upon such withdrawals.

  Generally, if interest rates declared by PFL have risen since the date of the guarantee, the application of the Excess Interest Adjustment (a negative Excess Interest Adjustment in this case) will result in a lower payment upon surrender. Conversely, if interest rates have fallen since the date of the guarantee, the application of the Excess Interest Adjustment (a positive Excess Interest Adjustment in this case) will result in a higher payment upon surrender.

  Excess Interest Adjustments will not reduce the Adjusted Policy Value for a Guaranteed Period Option below the Premium Payments and transfers to that Guaranteed Period Option, less any prior partial withdrawals and transfers from that Guaranteed Period Option, plus interest at the Policy's minimum guaranteed effective annual interest rate of 3%.

  The formula for calculating the Excess Interest Adjustment and examples of the application of the Excess Interest Adjustments are set forth in Appendix A to this Prospectus.

SYSTEMATIC PAYOUT OPTION

  Under the Systematic Payout Option, Policy Owners can instruct PFL to make automatic payments to them monthly, quarterly, semi-annually or annually from a specified Subaccount. Monthly and quarterly payments can only be sent by electronic funds transfer directly to a checking or savings account. The minimum payment is $50. The maximum payment is 10% of the Policy Value at the time the Systematic Payout is made divided by the number of payouts made per year (for example, 12 for monthly). If this requested amount is below the minimum distribution requirements for that policy specified by the IRS for tax qualified plans, the maximum payment will be increased to this minimum required distribution amount. The "Request for Systematic Payout" form must specify a date for the first payment, which must be at least 30 days but not more than one year after the form is submitted (i.e., Systematic Payouts will start at the end of the payment mode selected, but not earlier than 30 days from the date of request).

  The Surrender Charge and Excess Interest Adjustment will be waived for Policy Owners under age 59 1/2 of Qualified Policies if they take Systematic Payouts using one of the payout methods described in IRS Notice 89-25, Q&A-12 (the Life Expectancy Recalculation Option, Amortization, or Annuity Factor) which generally require payments for life or life expectancy. These payments must be continued until the later of age 59 1/2 or five years from their commencement. No additional partial withdrawal may be taken during this time. For Qualified Policies, when the Policy Owner is age 59 1/2 or older, the Surrender Charge and Excess Interest Adjustment will be waived if payments are made using the Life Expectancy Recalculation Option.

  In addition, for either Qualified or Nonqualified Policies, the Surrender Charge and Excess Interest Adjustment will not be imposed on Systematic Payouts.

  Qualified Policies are subject to complex rules with respect to restrictions on and taxation of distributions, including the applicability of penalty taxes. In addition, the tax treatment of systematic payouts from Nonqualified Policies has had an unfavorable ruling regarding the ability to avoid the 10% penalty tax. Therefore, the Policy Owner should consult a qualified tax adviser before requesting a Systematic Payout. In certain circumstances withdrawn amounts may be included in the Policy Owner' s gross income. (See "CERTAIN FEDERAL INCOME TAX CONSEQUENCES," p. 63.)

ANNUITY PAYMENTS

  Annuity Commencement Date. Unless the Annuity Commencement Date is changed, Annuity Payments under a Policy will begin on the Annuity Commencement Date selected by the Owner at the time the Owner applies for the Policy. The Annuity Commencement Date may be changed from time to time by the Owner by Written Notice to PFL, provided that notice of each change is received by PFL at its Administrative and Service Office at least thirty (30) days prior to the then current Annuity Commencement Date. Except as otherwise permitted by PFL, a new Annuity Commencement Date must be a date which is: (1) at least thirty (30) days after the date notice of the change is received by PFL; and (2) not later than the last day of the policy month starting after the Annuitant attains age 85. In no event will an Annuity Commencement Date be permitted to be later than the last day of the month following the month in which the Annuitant attains age 95. The Annuity Commencement Date may also be changed by the Beneficiary's election of the Annuity Option after the Annuitant's death.

  Election of Payment Option. During the lifetime of the Annuitant and prior to the Annuity Commencement Date, the Owner may choose an Annuity Payment Option or change the election, but Written Notice of any election or change of election must be received by PFL at its Administrative and Service Office at least thirty (30) days prior to the Annuity Commencement Date. If no election is made prior to the Annuity Commencement Date, Annuity Payments will be made under (i) Option 3, life income with level payments for 10 years certain, using the existing Adjusted Policy Value of the Fixed Account, or (ii) under Option 3-V, life income with variable payments for 10 years certain using the existing Adjusted Policy Value of the Mutual Fund Account, or (iii) in a combination of (i) and (ii) if the Adjusted Policy Value is allocated among both the Fixed Account and the Mutual Fund Account. If the Adjusted Policy Value on the Annuity Commencement Date is less than $2000, PFL reserves the right to pay it in one lump sum in lieu of applying it under an Annuity Payment Option.

  Prior to the Annuity Commencement Date, the Beneficiary may elect to receive the Death Benefit in a lump sum or under one of the Payment Options, to the extent allowed by law and subject to the terms of any settlement agreement. (See "Death Benefit," p. 56.) Subject to the restrictions of certain state laws, Annuity Payments will be made on either a fixed basis or a variable basis as selected by the Owner (or the Beneficiary, after the Annuitant's death).

  The person who elects a Payment Option can also name one or more successor payees to receive any unpaid amount PFL has at the death of a payee. Naming these payees cancels any prior choice of a successor payee.

  A payee who did not elect the Payment Option does not have the right to advance or assign payments, take the payments in one sum, or make any other change. However, the payee may be given the right to do one or more of these things if the person who elects the option tells PFL in writing and PFL agrees.

  Unless the Policy Owner specifies otherwise, the payee shall be the Annuitant, or, after the Annuitant's death, the Beneficiary. PFL may require written proof of the age of any person who has an annuity purchased under Option 3, 3-V, 5 or 5-V.

  Premium Tax. PFL may be required by state law to pay premium tax on the amount applied to a Payment Option, upon Surrender, or upon payment of death proceeds. If so, PFL will deduct the premium tax before applying or paying the proceeds.

  Supplementary Policy. Once proceeds become payable and a Payment Option has been chosen, PFL will issue a Supplementary Policy in settlement of the option elected under the Policy setting forth the terms of the option elected. The Supplementary Policy will name the payees and will describe the payment schedule.

ANNUITY PAYMENT OPTIONS

  The Policy provides five Payment Options which are described below. Three of these are offered as either "Fixed Payment Options" or "Variable Payment Options," and two are only available as Fixed Payment Options. The Policy Owner may elect a Fixed Payment Option, a Variable Payment Option, or a combination of both. If the Policy Owner elects a combination, he must specify what part of the Policy proceeds are to be applied to the Fixed and Variable Options (and he must also specify which Subaccounts for the Variable Options).

  NOTE CAREFULLY: Under Payment Options 3(1) and 5 (including 3-V(1) and 5-V), it would be possible for only one Annuity Payment to be made if the Annuitant(s) were to die before the due date of the second annuity payment; only two Annuity Payments if the Annuitant(s) were to die before the due date of the third annuity payment; and so forth.

  On the Annuity Commencement Date, the Policy's Adjusted Policy Value will be applied to provide for Annuity Payments under the selected Annuity Option as specified. The Adjusted Policy Value is the Policy Value (for the Valuation Period which ends immediately preceding the Annuity Commencement Date), increased or decreased by any applicable Excess Interest Adjustment.

  The effect of choosing a Fixed Annuity Option is that the amount of each payment will be set on the Annuity Commencement Date and will not change. If a Fixed Annuity Option is selected, the Adjusted Policy Value will be transferred to the general account of PFL, and the Annuity Payments will be fixed in amount by the fixed annuity provisions selected and the age and sex (if consideration of sex is allowed under applicable law) of the Annuitant. For further information, contact PFL at its Administrative and Service Office.

  Guaranteed Values. There are five Fixed Annuity Options. Options 1, 2 and 4 are based on a guaranteed interest rate of 3%. Options 3 and 5 are based on a guaranteed effective annual interest rate of 3% using the "1983 Table a" (male, female, and unisex if required by law) mortality table improved to the year 2000 with projection scale G. ("The 1983 Table a" mortality rates are adjusted based on improvements in mortality since 1983 to more appropriately reflect increased longevity. This is accomplished using a set of improvement factors referred to as projection scale G.)

  Option 1--Interest Payments. The policy proceeds may be left with PFL for any term as agreed by PFL and the Owner. PFL will pay the interest in equal payments or it may be left to accumulate. Withdrawal rights will be agreed upon by the Owner and PFL when the option is elected.

  Option 2--Income for a Specified Period. Level payments of the proceeds with interest are made for the fixed period elected, at which time the funds are exhausted.

  Option 3--Life Income. An election may be made between:

    1. "No Period Certain"--Level payments will be made during the lifetime of the Annuitant.

    2. "10 Years Certain"--Level Payments will be made for the longer of the Annuitant's lifetime or ten years.

    3. "Guaranteed Return of Policy Proceeds"--Level payments will be made for the longer of the Annuitant's lifetime or the number of payments which, when added together, equals the proceeds applied to the income option.

  Option 4--Income of a Specified Amount. Payments are made for any specified amount until the proceeds with interest are exhausted.

  Option 5--Joint and Survivor Annuity. Payments are made during the joint lifetime of the payee and a joint payee of the Owner's selection. Payments will be made as long as either person is living.

  Other options may be arranged by agreement with PFL. Certain options may not be available in some states.

  Current immediate annuity rates for the same class of annuities will be used if higher than the guaranteed amount (guaranteed amounts are based upon the tables contained in the Policy). Current amounts may be obtained from PFL.

  Variable Payment Options. The dollar amount of the first Variable Annuity Payment will be determined in accordance with the annuity payment rates set forth in the applicable table contained in the Policy. The tables are based on a 5% effective annual assumed investment return and the "1983 Table a" (male, female, and unisex if required by law) mortality table improved to the year 2000 with projection Scale G. ("The 1983 Table a" mortality rates are adjusted based on improvements in mortality since 1983 to more appropriately reflect increased longevity. This is accomplished using a set of improvement factors referred to as projection scale G.) The dollar amount of subsequent Variable Annuity Payments will vary based on the investment performance of the Subaccount of the Mutual Fund Account selected by the Annuitant or Beneficiary. If the actual investment performance exactly matched the Assumed Investment Return of 5% at all times, the amount of each Variable Annuity Payment would remain equal. If actual investment performance exceeds the Assumed Investment Return, the amount of the payments would increase. Conversely, if actual investment performance is worse than the Assumed Investment Return, the amount of the payments would decrease.

  Determination of the First Variable Payment. The amount of the first variable payment depends upon the sex (if consideration of sex is allowed) and adjusted age of the Annuitant. The adjusted age is the Annuitant's actual age nearest birthday, at the Annuity Commencement Date, adjusted as follows:

     ANNUITY COMMENCEMENT DATE   ADJUSTED AGE
     -------------------------   --------------------
     Before 2001                 Actual Age
     2001-2010                   Actual Age minus 1
     2011-2020                   Actual Age minus 2
     2021-2030                   Actual Age minus 3
     2031-2040                   Actual Age minus 4
     After 2040                  As determined by PFL

  This adjustment assumes an increase in life expectancy, and therefore it results in lower payments than without such an adjustment.

  The following Variable Payment Options generally are available:

  Option 3-V--Life Income. An election may be made between:

    1. "No Period Certain"--Payments will be made during the lifetime of the Annuitant.

    2. "10 Years Certain"--Payments will be made for the longer of the Annuitant's lifetime or ten years.

  Option 5-V--Joint and Survivor Annuity. Payments are made as long as either the Annuitant or the joint Annuitant is living.

  Certain options may not be available in some states.

  Determination of Subsequent Variable Payments. All Variable Annuity Payments other than the first are calculated using "Annuity Units" which are credited to the Policy. The number of Annuity Units to be credited in respect of a particular Subaccount is determined by dividing that portion of the first Variable Annuity Payment attributable to that Subaccount by the Annuity Unit Value of that Subaccount for the Annuity Commencement Date. The number of Annuity Units of each particular Subaccount credited to the Policy then remains fixed. The dollar value of variable Annuity Units in the chosen Subaccount will increase or decrease reflecting the investment experience of the chosen Subaccount. The dollar amount of each Variable Annuity Payment after the first may increase, decrease or remain constant, and is equal to the sum of the amounts determined by multiplying the number of Annuity Units of each particular Subaccount credited to the Policy by the Annuity Unit Value for the particular Subaccount on the date the payment is made.

  Transfers. A Policy Owner may transfer the value of the Annuity Units from one Subaccount to another within the Mutual Fund Account or to the Fixed Account. However, after the Annuity Commencement Date no transfers may be made from the Fixed Account to the Mutual Fund Account. The minimum amount which may be transferred is the lesser of $10 of monthly income or the entire monthly income of the variable Annuity Units in the Subaccount from which the transfer is being made. The remaining Annuity Units in the Subaccount must provide at least $10 of monthly income. If, after a transfer, the monthly income of the remaining Annuity Units in a Subaccount would be less than $10, PFL reserves the right to include those Annuity Units as part of the transfer. PFL reserves the right to limit transfers between Subaccounts or to the Fixed Account after the Annuity Commencement Date to once per Policy Year.

  Tax Withholding. A portion or the entire amount of the Annuity Payments may be taxable as ordinary income. If, at the time the Annuity Payments begin, the Policy Owner has not provided PFL with a written election not to have federal income taxes withheld, PFL must by law withhold such taxes from the taxable portion of such annuity payments and remit that amount to the federal government. Withholding is mandatory for certain Qualified Policies. (See "CERTAIN FEDERAL INCOME TAX CONSEQUENCES," p. 63.)

  Adjustment of Annuity Payments. Payments will be made at 1, 3, 6, or 12 month intervals. If the individual payments provided for would be or become less than $50, PFL may change, at its discretion, the frequency of payments to such intervals as will result in payments of at least $50. If the Adjusted Policy Value on the Annuity Commencement Date is less than $2,000, PFL may pay such value in one sum in lieu of the payments otherwise provided for.

DEATH BENEFIT

  Death of Annuitant Prior to Annuity Commencement Date. A Death Benefit will be paid to the Beneficiary if the Owner, who is the Annuitant, dies prior to the Annuity Commencement Date. The amount of the Death Benefit is the greatest of the Policy Value, Cash Value or the Guaranteed Minimum Death Benefit selected. Prior versions of the Policy or Policies offered in certain states may provide for a different definition or calculation of the Death Benefit. See the Policy or endorsement for details. The Death Benefit is not payable upon the death of the Annuitant if the Annuitant and the Owner are not the same person unless the Owner makes a separate election.

  There are three Guaranteed Minimum Death Benefit Options available: (A) The "5% Annually Compounding Death Benefit," (B) the "Annual Step-Up Death Benefit," and (C) the "Return of Premium Death Benefit."

  The "5% Annually Compounding Death Benefit" is the total Premium Payments less any Adjusted Partial Withdrawals plus interest at an effective annual rate of 5% from the payment or withdrawal date up to the date of death.

  The "Annual Step-Up Guaranteed Minimum Death Benefit" is the highest Policy Value on any Policy Anniversary prior to the earlier of the date of death or the Owner's 81st birthday, plus Premium Payments less any Adjusted Partial Withdrawals since that anniversary. For this purpose, the

Policy Date will be treated as a Policy Anniversary. Any applicable Excess Interest Adjustments on transfers from the Fixed Account will affect the value of this Guaranteed Minimum Death Benefit.

  The "Return of Premium Death Benefit" is the total Premium Payments less any Adjusted Partial Withdrawals (defined below) as of the date of death.

  Under all Guaranteed Minimum Death Benefit Options, if the surviving spouse elects to continue the Policy in lieu of receiving the Death Benefit, an amount equal to the excess, if any, of the Guaranteed Minimum Death Benefit over the Policy Value, will then be added to the Policy Value. This amount will be added only once, at the time of such election.

  The 5% Annually Compound Death Benefit is not available if either the Annuitant or the Owner is age 75 or higher on the Policy Date. The Annual Step-Up Death Benefit is not available if either the Annuitant or the Owner is age 81 or higher on the Policy Date. If no choice is made in the Policy application then the Return of Premium Death Benefit will apply.

  After the Policy Date, an election cannot be made and the Guaranteed Minimum Death Benefit option cannot be changed.

  The Death Benefit is based on values determined on the later of when PFL receives due proof of death and an election of a settlement option.

  Adjusted Partial Withdrawal. The Adjusted Partial Withdrawal is the total amount deducted from the Guaranteed Minimum Death Benefit following a partial withdrawal of the Policy Value. Each Adjusted Partial Withdrawal is the sum of
(1) and (2), where:

  (1) The 10% Withdrawal and,

  (2) The amount that an Excess Partial Withdrawal reduces the Policy Value. (See "DISTRIBUTIONS UNDER THE POLICY--Surrenders," p. 48) times [(a) divided by (b)] where:

    (a) is the Death Benefit less any 10% Withdrawals; and

    (b) is the Policy Value less any 10% Withdrawals.

  If a partial withdrawal is taken when the Guaranteed Minimum Death Benefit exceeds the Policy Value, then the amount deducted from the Guaranteed Minimum Death Benefit as a result of the partial withdrawal (that is, the Adjusted Partial Withdrawal) will exceed the amount of the partial withdrawal request. In that case, the total proceeds of a partial withdrawal followed by a Death Benefit could be less than total Premium Payments.

  Due Proof of Death of the Annuitant is proof that the Annuitant who is the Owner died prior to the commencement of Annuity Payments. Upon receipt of this proof, an election of a method of settlement and return of the Policy, the Death Benefit generally will be paid within seven days, or as soon thereafter as PFL has sufficient information about the Beneficiary to make the payment. The Beneficiary may receive the amount payable in a lump sum cash benefit, or, subject to any limitation under any state or federal law, rule, or regulation, under one of the Annuity Payment Options described above, unless a settlement agreement is effective at the death of the Owner preventing such election.

  If the Annuitant was the Policy Owner, and the Beneficiary was not the Annuitant's spouse, the Death Benefit must (1) be distributed within five years of the date of the deceased Owner's death, or (2) payments under a Payment Option must begin within one year of the deceased Owner's death and must be made for the Beneficiary's lifetime or for a period certain (so long as any certain period does not exceed the Beneficiary's life expectancy). Death proceeds which are not paid to or for the benefit of a natural person must be distributed within five years of the date of the deceased Owner's death. If the sole Beneficiary is the deceased Owner's surviving spouse, such spouse may elect to continue the Policy as the new Annuitant and Policy Owner instead of receiving the Death Benefit. (See "Federal Tax Matters" in the Statement of Additional Information.)

  If the Annuitant is not the Owner, and the Owner dies prior to the Annuity Commencement Date, a Successor Owner may surrender the Policy at any time for the Adjusted Policy Value. If the Successor Owner is not the deceased Owner's surviving spouse, however, this amount must be distributed within five years after the date of death of the Owner, or payments under a Payment Option must begin within one year of the deceased Owner's death and must be made for the Beneficiary's lifetime or for a period certain (so long as any certain period does not exceed the Beneficiary's life expectancy).

  Death On or After Annuity Commencement Date. The death benefit payable on or after the Annuity Commencement Date depends on the Payment Option selected. If any Owner dies on or after the Annuity Commencement Date, but before the entire interest in the Policy is distributed, the remaining portion of such interest in the Policy will be distributed at least as rapidly as under the method of distribution being used as of the date of that Owner's death.

  Beneficiary. The Beneficiary designation in the application will remain in effect until changed. The Policy Owner may change the designated Beneficiary by sending Written Notice to PFL. The Beneficiary's consent to such change is not required unless the Beneficiary was irrevocably designated or consent is required by law. (If an irrevocable Beneficiary dies, the Policy Owner may then designate a new Beneficiary.) The change will take effect as of the date the Policy Owner signs the Written Notice, whether or not the Policy Owner is living when the Notice is received by PFL. PFL will not be liable for any payment made before the Written Notice is received. If more than one Beneficiary is designated, and the Policy Owner fails to specify their interests, they will share equally.

DEATH OF OWNER

  Federal tax law requires that if any Policy Owner (including any joint Owner or any Successor Policy Owner who has become a current Owner) dies before the Annuity Commencement Date, then the entire value of the Policy must generally be distributed within five years of the date of death of such Policy Owner. Certain rules apply where 1) the spouse of the deceased Owner is the sole beneficiary, 2) the Policy Owner is not a natural person and the primary Annuitant dies or is changed, or 3) any Policy Owner dies after the Annuity Commencement Date. See "Federal Tax Matters" in the Statement of Additional Information for a detailed description of these rules. Other rules may apply to Qualified Policies. (See also "DISTRIBUTIONS UNDER THE POLICY--Death Benefit" p. 56.)

RESTRICTIONS UNDER THE TEXAS OPTIONAL RETIREMENT PROGRAM

  Section 36.105 of the Texas Educational Code permits participants in the Texas Optional Retirement Program (ORP) to withdraw their interest in a variable annuity Policy issued under the ORP only upon: (1) termination of employment in the Texas public institutions of higher education;
(2) retirement; or (3) death. Accordingly, a participant in the ORP (or the participant's estate if the participant has died) will be required to obtain a certificate of termination from the employer or a certificate of death before the account can be redeemed.

RESTRICTIONS UNDER SECTION 403(B) PLANS

  Section 403(b) of the Internal Revenue Code provides for tax-deferred retirement savings plans for employees of certain non-profit and educational organizations. In accordance with the requirements of Section 403(b), any Policy used for a 403(b) plan will prohibit distributions of elective contributions and earnings on elective contributions except upon death of the employee, attainment of age 59 1/2, separation from service, disability, or financial hardship. In addition, income attributable to elective contributions may not be distributed in the case of hardship.

RESTRICTIONS UNDER QUALIFIED POLICIES

  Other restrictions with respect to the election, commencement, or distribution of benefits may apply under Qualified Policies or under the terms of the plans in respect of which Qualified Policies are issued.

                            CHARGES AND DEDUCTIONS

  No deductions are made from Premium Payments, so that the full amount of each Premium Payment is invested in one or more of the Accounts. PFL will make certain charges and deductions in connection with the Policy in order to compensate it for incurring expenses in distributing the Policy, bearing mortality and expense risks under the Policy, and administering the Accounts and the Policies. Charges may also be made for premium taxes, federal, state or local taxes, or for certain transfers or other transactions. Charges and expenses are also deducted from the Underlying Funds.

SURRENDER CHARGE

  PFL will incur expenses relating to the sale of Policies, including commissions to registered representatives and other promotional expenses. PFL may deduct a Surrender Charge from any amount surrendered (i.e., withdrawn) in connection with a partial withdrawal or a surrender in order to cover a portion of such distribution expenses. A Surrender Charge will not be deducted from a withdrawal, after the first Policy Year, of up to 10% of the Policy Value, if there have been no partial withdrawals in the current Policy Year. (See "DISTRIBUTIONS UNDER THE POLICY--Surrenders," p. 48.)

  The Surrender Charge is not imposed upon exercise of the Nursing Care and Terminal Condition Option. This feature may not be available in all states. (See "DISTRIBUTIONS UNDER THE POLICY," p. 48.)

  The amount of the Surrender Charge is determined by multiplying the amount of the Premium Payments withdrawn by the applicable Surrender Charge Percentage. The applicable Surrender Charge Percentage will depend upon the number of years that have elapsed since the Premium Payment that is being withdrawn was made. For this purpose, surrenders are allocated to Premium Payments on a "first-in, first-out" basis, that is, first to the oldest Premium Payment, then to the next oldest Premium Payment, and so on. Premium Payments are deemed to be withdrawn before earnings, and after all Premium Payments have been withdrawn, the remaining Adjusted Policy Value may be withdrawn without any Surrender Charge. The following is the table of Surrender Charge Percentages:

                                                            APPLICABLE SURRENDER
                                                             CHARGE PERCENTAGE
                                                             (AS PERCENTAGE OF
                     NUMBER OF YEARS SINCE                    PREMIUM PAYMENT
                      PREMIUM PAYMENT DATE                       WITHDRAWN)
                     ---------------------                  --------------------
     Less than 1...........................................           7%
     At least 1 and less than 2............................           6%
     At least 2 and less than 3............................           5%
     At least 3 and less than 4............................           4%
     At least 4 and less than 5............................           3%
     At least 5 and less than 6............................           2%
     At least 6 and less than 7............................           1%

  PFL anticipates that the Surrender Charge will not generate sufficient funds to pay the cost of distributing the Policies. If this charge is insufficient to cover the distribution expenses, the deficiency will be met from PFL's general funds, which will include amounts derived from the fee for mortality and expense risks and the Distribution Financing Charge.

MORTALITY AND EXPENSE RISK FEE

  PFL imposes a daily charge as compensation for bearing certain mortality and expense risks in connection with the Policies. For the 5% Annually Compounding Death Benefit and the Annual Step-Up Death Benefit, this charge is equal to an effective annual rate of 1.25% of the daily net asset value of the Mutual Fund Account. For the Return of Premium Death Benefit, the corresponding charge is equal to an effective annual rate of 1.10% of the daily net asset value of the Mutual Fund Account. The Mortality and Expense Risk Fee is reflected in the Accumulation or Annuity Unit Values for the Policy for each Subaccount.

  Policy Values and Annuity Payments are not affected by changes in actual mortality experience nor by actual expenses incurred by PFL. The mortality risks assumed by PFL arise from its contractual obligations to make Annuity Payments (determined in accordance with the Annuity tables and other provisions contained in the Policy) and to pay Death Benefits prior to the Annuity Commencement Date. Thus, Owners are assured that neither an Annuitant's own longevity nor an unanticipated improvement in genera l life expectancy will adversely affect the monthly Annuity payments that the Annuitant will receive under the Policy.

  PFL also bears substantial risk in connection with the Death Benefit Guarantee since PFL will pay a Death Benefit equal to the Guaranteed Minimum Death Benefit if that amount is higher than the Policy Value.

  The expense risk assumed by PFL is the risk that PFL's actual expenses in administering the Policy and the Accounts will exceed the amount recovered through the Administrative Charges.

  If the Mortality and Expense Risk Fee is insufficient to cover PFL's actual costs, PFL will bear the loss; conversely, if the charge is more than sufficient to cover costs, the excess will be profit to PFL. PFL expects a profit from this charge. To the extent that the Surrender Charge is insufficient to cover the actual cost of Policy distribution, the deficiency will be met from PFL's general corporate assets, which may include amounts, if any, derived from the Distribution Financing Charge and, if necessary, the Mortality and Expense Risk Fee. A Mortality and Expense Risk Fee is assessed during the accumulation phase and during the annuity phase for all Variable Annuity Options including those that do not carry a life contingency.

ADMINISTRATIVE CHARGES

  Service Charge. In order to cover the costs of administering the Policies, PFL deducts a Service Charge from the Policy Value of each Policy. The annual Service Charge is deducted from the Policy Value of each Policy on each Policy Anniversary prior to the Annuity Commencement Date. PFL also reserves the right to charge up to $35 at the time of surrender during any Policy Year. The charge is not deducted after the Annuity Commencement Date. The annual Service Charge is the lesser of 2% of the Policy Value or $35, and it will not be increased in the future. This charge is waived if either the Policy Value or the sum of all Premium Payments less the sum of all partial withdrawals equals or exceeds $50,000 on a Policy Anniversary (or date of surrender). The Service Charge will be deducted from the Investment Option(s) in the same proportion that the Owner's interest in each Investment Option bears to the Owner's total Policy Value.

  Administrative Charge. PFL also deducts a daily Administrative Charge from the net assets of the Mutual Fund Account to partially cover expenses incurred by PFL in connection with the administration of the Account and the Policies. The effective annual rate of this charge is .15% of the daily net assets value of the Mutual Fund Account. (See "CHARGES AND DEDUCTIONS--Administrative Charges," p. 61.)

DISTRIBUTION FINANCING CHARGE

  During the first seven Policy Years, PFL deducts a daily Distribution Financing Charge equal to an effective annual rate of 0.15% of the daily net asset value of the Mutual Fund Account. The cumulative amount of the charge, plus the Surrender Charge, will never exceed 8.5% of the cumulative Premium Payments for a Policy. The Distribution Financing Charge is paid to PFL and is designed to partially compensate PFL for the cost of distributing the Policies. The Distribution Financing Charge will be used to support marketing efforts, training of representatives and reimbursement of expenses incurred by broker/dealers who sell the Policies. The staff of the SEC deems such charge to constitute a deferred sales charge.

PREMIUM TAXES

  PFL currently makes no deduction from the Premium Payments for any state premium taxes PFL pays in connection with Premium Payments under the Policies. However, PFL will, when permitted by state law, deduct the aggregate premium taxes paid on behalf of a particular Policy on (i) the Annuity Commencement Date, (ii) the total surrender of a Policy, or (iii) payment of the death proceeds of a Policy. Premium taxes currently range from 0% to 3.50% of Premium Payments.

FEDERAL, STATE AND LOCAL TAXES

  No charges are currently made for federal, state, or local taxes other than premium taxes. However, PFL reserves the right to deduct charges in the future for any taxes or other economic burden resulting from the application of any tax laws that PFL determines to be attributable to the accounts or the policies.

TRANSFER CHARGE

  There is no charge for the first 12 transfers between Investment Options in each Policy Year. PFL reserves the right to impose a $10 charge for the thirteenth and each subsequent transfer request made by the Owner during a single Policy Year. For the purpose of determining whether a transfer charge is payable, Premium Payment allocations are not considered transfers. All transfer requests made simultaneously will be treated as a single request. No transfer charge will be imposed for any transfer which is not at the Owner's request.

OTHER EXPENSES INCLUDING INVESTMENT ADVISORY FEES

  Each of the Portfolios of the Underlying Funds is responsible for all of its expenses. In addition, charges will be made against each of the Portfolios of the Underlying Funds for investment advisory services provided to the Portfolio. The net assets of each Portfolio of the Underlying Funds will reflect deductions in connection with the investment advisory fee and other expenses.

  For more information concerning the investment advisory fee and other charges against the Portfolios, see the prospectuses for the Underlying Funds, current copies of which accompany this Prospectus.

EMPLOYEE AND AGENT PURCHASES

  The Policy may be acquired by an employee or registered representative of any broker/dealer authorized to sell the Policy or their spouse or minor children, or by an officer, director, trustee or bona-fide full-time employee of PFL or its affiliated companies or their spouse or minor children. In such case, a bonus of 5% of each premium deposit may be credited to the Policy due to lower acquisition costs PFL experiences on these purchases. The bonus will be reported to the Internal Revenue Service as taxable income to the employee or registered representative. Compensation to the registered representative and broker/dealer will be reduced by the amount of such bonus.

                    CERTAIN FEDERAL INCOME TAX CONSEQUENCES

  The following summary does not constitute tax advice. It is a general discussion of certain of the expected federal income tax consequences of investment in and distributions with respect to a Policy, based on the Internal Revenue Code of 1986, as amended (the "Code"), proposed and final Treasury Regulations thereunder, judicial authority, and current administrative rulings and practice. This summary discusses only certain federal income tax consequences to "United States Persons," and does not discuss state, local, or foreign tax consequences. United States Persons means citizens or residents of the United States, domestic corporations, domestic partnerships and trusts or estates that are subject to United States federal income tax regardless of the source of their income.

  At the time the initial Premium Payment is paid, a prospective purchaser must specify whether he or she is purchasing a Nonqualified Policy or a Qualified Policy. If the initial Premium Payment is derived from an exchange or surrender of another annuity policy, PFL may require that the prospective purchaser provide information with regard to the federal income tax status of the previous annuity policy. PFL will require that persons purchase separate Policies if they desire to invest monies qualifying for different annuity tax treatment under the Code. Each such separate Policy would require the minimum initial Premium Payment stated above. Subsequent Additional Premium Payments under a Policy must qualify for the same federal income tax treatment as the initial Premium Payment under the Policy; PFL will not accept a Subsequent Additional Premium Payment under a Policy if the federal income tax treatment of such Premium Payment would be different from that of the initial Premium Payment.

  The Qualified Policies were designed for use by retirement plans and individual retirement accounts that qualify for special federal income tax treatment under Sections 401(a), 403(b), or 408(a), or 457 of the Code and individuals purchasing individual retirement annuities that qualify for special federal income tax treatment under Section 408(b) of the Code. Certain requirements must be satisfied in purchasing a Qualified Policy in order for the plan, account or annuity to retain its special tax treatment. This summary is not intended to cover such requirements, and assumes that Qualified Policies are purchased pursuant to retirement plans or individual retirement accounts, or are individual retirement annuities, that qualify for such special tax treatment. This summary was prepared by PFL after consultation with tax counsel, but no opinion of tax counsel has been obtained.

THE DISCUSSION SET FORTH BELOW IS INCLUDED FOR GENERAL PURPOSES ONLY. EACH POTENTIAL PURCHASER IS URGED TO CONSULT HIS/HER OWN TAX ADVISER AS TO THE CONSEQUENCES OF INVESTMENT IN A POLICY UNDER FEDERAL AND APPLICABLE STATE, LOCAL AND FOREIGN TAX LAWS

TAX STATUS OF THE POLICY

  The following discussion is based on the assumption that the Policy qualifies as an annuity contract for federal income tax purposes. The Statement of Additional Information discusses the tax requirements for qualifying as an annuity contract.

TAXATION OF ANNUITIES

  The discussion below applies only to those Policies owned by natural persons, and that qualify as annuity contracts for federal income tax purposes. With respect to Owners who are natural persons, the Policy should be treated as an annuity contract for federal income tax purposes.

  In General. Except as described below with respect to Owners who are not natural persons, an Owner who holds a Policy satisfying the diversification and distribution requirements described in the Statement of Additional Information should not be taxed on increases in the Policy Value until an amount is received or deemed received, e.g., upon a partial withdrawal or surrender or as Annuity Payments under the Annuity Option selected. Generally, any amount received or deemed received under a Nonqualified Annuity Contract prior to the Annuity Commencement Date is deemed to come first from any "Income on the Contract" and then from the "Investment in the Contract." The "Investment in the Contract" generally equals total premium payments less amounts received which were not includable in gross income. To the extent that the Policy Value (Cash Value in the event of a surrender) exceeds the "Investment in the Contract," such excess constitutes the "Income on the Contract." For these purposes such "Income on the Contract" shall be computed by reference to the aggregation rules described below, and the amount includable in gross income will be taxable as ordinary income. If at the time that any amount is received or deemed received there is no "Income on the Contract" (e.g., because the gross Policy Value does not exceed the "Investment in the Contract" and no aggregation rule applies), then such amount received or deemed received will not be includable in gross income, and will simply reduce the "Investment in the Contract."

  For this purpose, the assignment, pledge or agreement to assign or pledge any portion of the Policy Value (including assignment of Owner's right to receive Annuity Payments prior to the Annuity Commencement Date) generally will be treated as a distribution in the amount of such portion of the Policy Value. Additionally, if an Owner designates a new Owner prior to the Annuity Commencement Date without receiving full and adequate consideration, the old Owner generally will be treated as receiving a distribution under the Policy in an amount equal to the Policy Value. A transfer of ownership or an assignment of a Policy, or designation of an Annuitant or Beneficiary who is not also the Owner, as well as the selection of certain Annuity Commencement Dates, may result in certain tax consequences to the Owner that are not discussed herein. An Owner contemplating any such transfer, designation, selection or assignment of a Policy should contact a competent tax adviser with respect to the potential tax effects of such a transaction.

  Aggregation Rules. Generally all nonqualified deferred annuity contracts issued by the same company (or an affiliated company) to the same owner during any calendar year shall be treated as one annuity contract, and "aggregated" for purposes of determining the amount includable in gross income. In addition, for such purposes all individual retirement annuities and accounts under Section 408 of the Code for an individual are aggregated, and generally all distributions therefrom during a calendar year are treated as one distribution made as of the end of such year.

  Surrenders or Partial Withdrawals. In the case of a partial withdrawal (including systematic partial withdrawals) under a Nonqualified Policy, the amount received generally will be includable in gross income to the extent that it does not exceed the "Income on the Contract," which is generally equal to the excess of the Policy Value immediately before the partial withdrawal over the "Investment in the Contract" at that time. However, for these purposes the Policy Value immediately before a partial withdrawal may have to be increased by any positive Excess Interest Adjustment which results from such a partial withdrawal or which could result from a simultaneous surrender, and may need further adjustments if the aggregation rules apply. There is, however, no definitive guidance on the proper tax treatment of Excess Interest Adjustments, and the Owner should contact a competent tax adviser with respect to the potential tax consequences of an Excess Interest Adjustment that may apply in the case of a Non-Qualified Policy or a Qualified Policy. In the case of a partial withdrawal (including systematic partial withdrawals) under a Qualified Policy (other than one qualified under Section 457 of the Code), a ratable portion of the amount received is generally excludable from gross income, based on the ratio of the "Investment in the Contract" to the individual's total Policy Value or accrued benefit under the retirement plan at the time of each such payment. For a Qualified Policy, the "Investment in the Contract" can be zero. Special tax rules may be available for certain distributions from a Qualified Policy. In the case of a surrender under a Nonqualified Policy or a Qualified Policy, the amount received generally will be taxable only to the extent it exceeds the "Investment in the Contract", unless the aggregation rules apply.

  Annuity Payments. Although the tax consequences may vary depending on the Annuity Payment Option elected under the Policy, in general only a portion of the Annuity Payments received after the Annuity Commencement Date will be includable in the gross income of the recipient.

  For Fixed Annuity Payments, in general the excludable portion of each payment is determined by dividing the "Investment in the Contract" on the Annuity Commencement Date by the total expected return resulting from the Annuity Payments for the term of the payments. The remainder of each Annuity Payment is includable in gross income. Once the "Investment in the Contract" has been fully recovered, the full amount of any additional Annuity Payments received is includable in gross income.

  For Variable Annuity Payments, the includable portion is generally determined by an equation that establishes a specific dollar amount of each payment that is excludable from gross income. This dollar amount is determined by dividing the "Investment in the Contract" on the Annuity Commencement Date by the total number of expected periodic payments. The remainder of each Annuity Payment is includable in gross income. Once the "Investment in the Contract" has been fully recovered, the full amount of any additional Annuity Payments is includable in gross income.

  Where an Owner allocates a portion of the Adjusted Policy Value on the Annuity Commencement Date to more than one annuity payment option (fixed or variable), special rules govern the allocation of the Policy's entire "Investment in the Contract" on such date to each such option, for purposes of determining the excludable amount of each payment received under that option. PFL makes no attempt to describe these allocation rules, because they would prescribe a complex variety of results, depending on how the allocations were made among the various types of annuity payment options. Instead, any Owner is advised to consult a competent tax adviser as to the potential tax effects of allocating any amount of Adjusted Policy Value to any particular annuity payment option.

  If, after the Annuity Commencement Date, Annuity Payments cease by reason of the death of the Annuitant, the excess (if any) of the "Investment in the Contract" as of the Annuity Commencement Date over the aggregate amount of Annuity Payments received on or after the Annuity Commencement Date that was excluded from gross income is allowable as a deduction for the last taxable year of the Annuitant.

  Taxation of Death Benefit Proceeds. Amounts may be distributed from the Policy because of the death of an Owner or the Annuitant. Generally, such amounts are includable in the income of the recipient as follows: (1) if distributed in a lump sum, they are taxed in the same manner as a surrender, as described above, or (2) if distributed under an Annuity Payment Option, they are taxed in the same manner as Annuity Payments, as described above. For these purposes, the "Investment in the Contract" is not affected by the Owner's or Annuitant's death. That is, the "Investment in the Contract" remains generally the total premium payments less amounts received which were not includable in gross income.

  Penalty Taxes. In the case of any amount received or deemed received from the Policy, e.g., upon a surrender of a Policy (including systematic withdrawals) or a deemed distribution under a Policy resulting from a pledge, assignment or agreement to pledge or assign or an Annuity Payment with respect to a Policy, there may be imposed on the recipient a federal penalty tax equal to 10% of the amount includable in gross income. The penalty tax generally will not apply to any distribution: (i) made on or after the date on which the taxpayer attains age 59 1/2; (ii) made as a result of the death of the holder (generally the Owner); (iii) attributable to the disability of the taxpayer; or (iv) which is part of a series of substantially equal periodic payments made (not less frequently than annually) for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of such taxpayer and the taxpayer's beneficiary. Other rules may apply to Qualified Policies.

  Withholding. The portion of any distribution under a Policy that is includable in gross income will be subject to federal income tax withholding unless the recipient of such distribution elects not to have federal income tax withheld. Election forms will be provided at the time distributions are requested or made. For certain Qualified Policies, certain distributions are subject to mandatory withholding.

  Qualified Policies. The Qualified Policy is designed for use with several types of tax-qualified retirement plans. The tax rules applicable to participants and beneficiaries in tax-qualified retirement plans vary according to the type of plan and the terms and conditions of the plan. Special favorable tax treatment may be available for certain types of contributions and distributions. Adverse tax consequences may result from contributions in excess of specified limits; distributions prior to age 59 1/2 (subject to certain exceptions); distributions that do not conform to specified commencement and minimum distribution rules; aggregate distributions in excess of a specified annual amount; and in other specified circumstances. Some retirement plans are subject to distribution and other requirements that are not incorporated into our Policy administration procedures. Owners, participants and beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the Policies comply with applicable law.

  PFL makes no attempt to provide more than general information about use of the Policy with the various types of retirement plans. Purchasers of Policies for use with any retirement plan should consult their legal counsel and tax adviser regarding the suitability of the Policy.

  Individual Retirement Annuities. In order to qualify as an individual retirement annuity under Section 408(b) of the Code, a Policy must contain certain provisions: (i) the Owner must be the Annuitant; (ii) the Policy generally is not transferable by the Owner, e.g., the Owner may not designate a new Owner, designate a Contingent Owner or assign the Policy as collateral security; (iii) the total Premium Payments for any calendar year may not exceed $2,000, except in case of a rollover amount or contribution under Sections 402(c), 403(a)(4), 403(b)(8) or 408(d)(3) of the Code; (iv) Annuity
Payments or partial withdrawals must begin no later than April 1 of the calendar year following the calendar year in which the Annuitant attains age 70 1/2; (v) an Annuity Payment Option with a Period Certain that will guarantee Annuity Payments beyond the life expectancy of the Annuitant and the Beneficiary may not be selected; and (vi) certain payments of Death Benefits must be made in the event the Annuitant dies prior to the distribution of the Policy Value. Policies intended to qualify as individual retirement annuities under Section 408(b) of the Code contain such provisions.

  Section 408 of the Code also indicates that no part of the funds for an individual retirement account or annuity ("IRA") should be invested in a life insurance contract, but the regulations thereunder allow such funds to be invested in an annuity contract that provides a death benefit that equals the greater of the premiums paid or the cash value for the contract. The Policy provides an enhanced death benefit that could exceed the amount of such a permissible death benefit, but it is unclear to what extent such an enhanced death benefit could disqualify the Policy under Section 408 of the Code. The Internal Revenue Service has not reviewed the Policy for qualification as an IRA, and has not addressed in a ruling of general applicability whether an enhanced death benefit provision, such as the provision in the Policy, comports with IRA qualification requirements.

  Section 403(b) Plans. Under Section 403(b) of the Code, payments made by public school systems and certain tax exempt organizations to purchase Policies for their employees are excludable from the gross income of the employee, subject to certain limitations. However, such payments may be subject to FICA (Social Security) taxes. Additionally, in accordance with the requirements of the Code, Section 403(b) annuities generally may not permit distribution of (i) elective contributions made in years beginning after December 31, 1988, and (ii) earnings on those contributions and (iii) earnings on amounts attributed to elective contributions held as of the end of the last year beginning before January 1, 1989. Distributions of such amounts will be allowed only upon the death of the employee, on or after attainment of age 59 1/2, separation from service, disability, or financial hardship, except that income attributable to elective contributions may not be distributed in the case of hardship.

  Corporate Pension and Profit-Sharing Plans and H.R. 10 Plans. Sections 401(a) and 403(a) of the Code permit corporate employers to establish various types of retirement plans for employees and self-employed individuals to establish qualified plans for themselves and their employees. Such retirement plans may permit the purchase of the Policies to accumulate retirement savings. Adverse tax consequences to the plan, the participant or both may result if the Policy is assigned or transferred to any individual as a means to provide benefit payments.

  Deferred Compensation Plans. Section 457 of the Code, while not actually providing for a qualified plan as that term is normally used, provides for certain deferred compensation plans with respect to service for state governments, local governments, political sub-divisions, agencies, instrumentalities and certain affiliates of such entities and tax exempt organizations which enjoy special treatment. The Policies can be used with such plans. Under such plans a participant may specify the form of investment in which his or her participation will be made. All such investments, however, are owned by, and are subject to, the claims of the general creditors of the sponsoring employer. Depending on the terms of the particular plan, the employer may be entitled to draw on deferred amounts for purposes unrelated to its Section 457 plan obligations. In general, all amounts received under a
Section 457 plan are taxable and are subject to federal income tax withholding as wages.

  Non-natural Persons. Pursuant to Section 72(u) of the Code, an annuity contract held by a taxpayer other than a natural person generally will not be treated as an annuity contract under the Code; accordingly, an Owner who is not a natural person will recognize as ordinary income for a taxable year the excess of (i) the sum of the Annuity Purchase Value as of the close of the taxable year and all previous distributions under the Policy over (ii) the sum of the Premium Payments paid for the taxable year and any prior taxable year and the amounts includable in gross income for any prior taxable year with respect to the Policy. For these purposes, the Policy Value at year end may have to be increased by any positive Excess Interest Adjustment which could result from a surrender at such time. There is, however, no definitive guidance on the proper tax treatment of Excess Interest Adjustments, and the Owner should contact a competent tax adviser with respect to the potential tax consequences of an Excess Interest Adjustment. Notwithstanding the preceding sentences in this paragraph, Section 72(u) of the Code does not apply to (i) a Policy the nominal Owner of which is not a natural person but the beneficial Owner of which is a natural person, (ii) a Policy acquired by the estate of a decedent by reason of such decedent's death, (iii) a Qualified Policy (other than one qualified under Section 457) or (iv) a single-payment annuity the Annuity Commencement Date for which is no later than one year from the date of the single Premium Payment; instead, such Policies are taxed as described above under the heading "Taxation of Annuities."

  Possible Changes in Taxation. In past years, legislation has been proposed in the U.S. Congress that would have adversely modified the federal taxation of certain annuities. For example, one such proposal would have changed the tax treatment of non-qualified annuities that did not have "substantial life contingencies" by taxing income as it is credited to the annuity. Although as of the date of this Prospectus Congress was not actively considering any legislation regarding the taxation of annuities, there is always the possibility that the tax treatment of annuities could change by legislation or other means (such as IRS regulations, revenue rulings, judicial decisions, etc.). Moreover, it is also possible that any change could be retroactive (that is, effective prior to the date of the change).

                          DISTRIBUTOR OF THE POLICIES

  AEGON USA Securities, Inc., an affiliate of PFL, is the principal underwriter of the Policies. AEGON USA Securities, Inc. has entered or will enter into one or more agreements with various broker-dealers for the distribution of the Policies. Commissions on Policy sales are paid to broker/dealers. Commissions payable to broker/dealers will be up to 6% of Premium Payments, or 5% plus an annual continuing fee based on Policy Values. In addition, certain broker/dealers may receive additional commissions, expense allowances, and additional annual continuing fees based upon sales volume, agent or service training responsibilities, and other factors. The Distribution Financing Charge will be used by PFL to support these activities and reimbursements. These commissions are not deducted from Premium Payments, they are paid by PFL.

                                 VOTING RIGHTS

  To the extent required by law, PFL will vote the Underlying Funds shares held by the Mutual Fund Account at regular and special shareholder meetings of the Underlying Funds in accordance with instructions received from persons having voting interests in the portfolios (although the Underlying Funds do not hold regular annual shareholders' meetings). If, however, the 1940 Act or any regulation thereunder should be amended or if the present interpretation thereof should change, and as a result PFL determines that it is permitted to vote the Underlying Funds' shares in its own right, it may elect to do so.

  Before the Annuity Commencement Date, the Policy Owner holds the voting interest in the selected Portfolios. The number of votes that an Owner has the right to instruct will be calculated separately for each Subaccount. The number of votes that an Owner has the right to instruct for a particular Subaccount will be determined by dividing the Owner's Policy Value in the Subaccount by the net asset value per share of the corresponding Portfolio in which the Subaccount invests. Fractional shares will be counted.

  After the Annuity Commencement Date, the person receiving Annuity Payments has the voting interest, and the number of votes decreases as Annuity Payments are made and as the reserves for the Policy decrease. The person's number of votes will be determined by dividing the reserve for the Policy allocated to the applicable Subaccount by the net asset value per share of the corresponding Portfolio. Fractional shares will be counted.

  The number of votes that the Owner or person receiving income payments has the right to instruct will be determined as of the date established by the Underlying Funds for determining shareholders eligible to vote at the meeting of the Underlying Funds. PFL will solicit voting instructions by sending Owners or other persons entitled to vote written requests for instructions prior to that meeting in accordance with procedures established by the Underlying Funds. Portfolio shares as to which no timely instructions are received and shares held by PFL in which Owners or other persons entitled to vote have no beneficial interest will be voted in proportion to the voting instructions that are received with respect to all Policies participating in the same Subaccount.

  Each person having a voting interest in a Subaccount will receive proxy material, reports, and other materials relating to the appropriate Portfolio.

                               LEGAL PROCEEDINGS

  There are no legal proceedings to which the Mutual Fund Account is a party or to which the assets of the Account are subject. PFL is not involved in any litigation that is of material importance in relation to its total assets or that relates to he Mutual Fund Account.

                      STATEMENT OF ADDITIONAL INFORMATION

  A Statement of Additional Information is available (at no cost) which contains more details concerning the subjects discussed in this Prospectus. The following is the Table of Contents for that Statement:

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
The Policy--General Provisions.............................................   3
  Owner....................................................................   3
  Entire Policy............................................................   3
  Delay of Payment and Transfers...........................................   3
  Misstatement of Age or Sex...............................................   4
  Reallocation of Policy Values After the Annuity Commencement Date........   4
  Assignment...............................................................   4
  Evidence of Survival.....................................................   4
  Non-Participating........................................................   5
  Amendments...............................................................   5
Federal Tax Matters........................................................   5
  Tax Status of the Policy.................................................   5
  Taxation of PFL..........................................................   6
Investment Experience......................................................   6
State Regulation of PFL....................................................  11
Administration.............................................................  11
Records and Reports........................................................  11
Distribution of the Policies...............................................  11
Custody of Assets..........................................................  11
Historical Performance Data................................................  12
  Money Market Yields......................................................  12
  Other Subaccount Yields..................................................  13
  Total Returns............................................................  13
  Other Performance Data...................................................  14
  Hypothetical Performance Data............................................  14
Legal Matters..............................................................  15
Independent Auditors.......................................................  15
Other Information..........................................................  15
Financial Statements.......................................................  15

                                  APPENDIX A

                         EXCESS INTEREST ADJUSTMENT(1)

  The formula which will be used to determine the Excess Interest Adjustment
(EIA) is:

                              S* (G - C)* (M/12)

S=  Gross amount being withdrawn that is subject to the EIA

G=  Guaranteed Interest Rate in effect for the policy

C= Current Guaranteed Interest Rate then being offered on new premiums for the next longer option period than "M". If this policy form or such an option period is no longer offered, "C" will be the U.S. Treasury rate for the next longer maturity (in whole years) than "M" on the 25th day of the previous calendar month, plus up to 2%.

M= Number of months remaining in the current option period, rounded up to the next higher whole number of months.

EXAMPLE 1 (SURRENDER, RATES INCREASE BY 3%):

Single Premium:                        $50,000
Guarantee Period:                      5 Years
Guarantee Rate:                        5.50% per annum
Surrender:                             Middle of Contract Year 3

Policy Value at middle of Contract
  Year 3                               = 50,000* (1.055) (caret) 2.5 =
                                         57,161.18

Penalty Free Amount at middle of
  Contract Year 3                      = 57,161.18* .10 = 5,716.12

Amount Subject to EIA                  = 57,161.18 - 5,716.12 = 51,445.06
EIA Floor                              = 50,000* (1.03) (caret) 2.5 =
                                         53,834.80


Excess Interest Adjustment
 G= .055
 C= .085
 M = 30

Excess Interest Adjustment             = S* (G - C)* (M/12)
                                       = 51,445.06* (.055 - .085)* (30/12)
                                       = -3,858.38, but Excess Interest
                                         Adjustment cannot cause the Adjusted
                                         Policy Value to fall below the
                                         floor, so the adjustment is limited
                                         to 53,834.80 - 57,161.18 = -3,326.38
Adjusted Policy Value ("APV")          = APV + EIA = 57,161.18 + (-3,326.38)
                                         = 53,834.80

----------------------------------

(1)      * represents multiplication;

   (caret) represents exponentiation.

Surrender Charges                      = (50,000 - 5,716.12)* .05
                                       = 2,214.19
Net Surrender Value at middle of
  Contract Year 3                      = 53,834.80 - 2,214.19
                                       = 51,620.61

EXAMPLE 2 (SURRENDER, RATES DECREASE BY 1%):

Single Premium:                        $50,000
Guarantee Period:                      5 Years
Guarantee Rate:                        5.50% per annum
Surrender:                             Middle of Contract Year 3

Policy Value at middle of Contract
  Year 3                               = 50,000* (1.055) (caret) 2.5 =
                                         57,161.18

Penalty Free Amount at middle of
  Contract Year 3                      = 57,161.18* .10 = 5,716.12

Amount Subject to EIA                  = 57,161.18 - 5,716.12 = 51,445.06

EIA Floor                              = 50,000* (1.03) (caret) 2.5 = 53,834.80


Excess Interest Adjustment
 G = .055
 C = .045
 M = 30

Excess Interest Adjustment             = S* (G - C)* (M/12)
                                       = 51,445.06* (.055 - .045)* (30/12)
                                       = 1,286.13

Adjusted APV                           = 57,161.18 + 1,286.13 = 58,447.31

Surrender Charges                      = (50,000 - 5,716.12)* .05
                                       = 2,214.19

Net Surrender Value at middle of
 Contract Year 3                       = 58,447.31 - 2,214.19
                                       = 56,233.12

  On a partial withdrawal, PFL will pay the policy holder the full amount of withdrawal requested (as long as the Policy Value is sufficient). Surrender Charge free/adjustment free partial withdrawals will reduce the APV by the amount withdrawn. Amounts withdrawn in excess of the Surrender Charge free/adjustment free portion will reduce the APV by an amount equal to:

                                    X - Y+Z

X= Excess Partial Withdrawal
Y= Excess Interest Adjustment = (X)* (G - C)* (M/12) where G, C, and M are defined above.
Z= Surrender Charge on X - Y.

EXAMPLE 3 (PARTIAL WITHDRAWAL, RATES INCREASE BY 1%):

Single Premium:                        $50,000
Guarantee Period:                      5 Years
Guarantee Rate:                        5.50% per annum
Partial Withdrawal:                    $20,000; Middle of Contract Year 3

Policy Value at middle of Contract
  Year 3
                                       = 50,000* (1.055) (caret) 2.5 =
                                         57,161.18

Penalty Free Amount at middle of
  Contract Year 3                      = 57,161.18* .10 = 5,716.12


Excess Interest/Surrender Charge (SC) Adjustment
 X= 20,000 - 5,716.12 = 14,283.88
 G= .055
 C= .065
 M= 30
 Y= 14,283.88* (.055 - .065)* (30/12) = (357.10)
 Z= .05* (20,000 - 5,716.12 - (-357.10)) = 732.05

Reduction to APV for Excess
 Withdrawal:                           = X - Y + Z
                                       = 14,283.88 - (-357.10) + 732.05
                                       = 15,373.03

Remaining Policy Value at  middle of Contract Year 3
                                       = 57,161.18 - 5,716.12 - 15,373.03
                                       = 36,072.03

EXAMPLE 4 (PARTIAL WITHDRAWAL, RATES DECREASE BY 1%):

Single Premium:                         $50,000
Guarantee Period:                       5 Years
Guarantee Rate:                         5.50% per annum
Partial Withdrawal:                     $20,000; Middle of Contract Year 3

Policy Value at middle of
 Contract Year 3                        = 50,000* (1,055) (caret) 2.5 =
                                          57,161.18
Penalty Free Amount at middle of
  Contract Year 3                       = 57,161.18* .10 = 5,716.12


Excess Interest/Surrender Charge Adjustment
 X= 20,000 - 5,716.12 = 14,283.88
 G= .055
 C= .045
 M= 30
 Y= 14.283.88* (.055 - .045)* (30/12) = 357.10
 Z= .05* (20,000 - 5,716.12 - 357.10) = 696.34
Reduction to APV for Excess Withdrawal:
                                        = X-Y + Z
                                        = 14,283.88 - 357.10 + 696.34
                                        = 14,623.12
Remaining Policy Value at
 middle of Contract Year 3              = 57,161.18 - 5,716.12 - 14,623.12
                                        = 32,821.94

PROSPECTUS

                             ENDEAVOR SERIES TRUST

  Endeavor Series Trust (the "Fund") is a diversified, open-end management investment company, that offers a selection of managed investment portfolios, each with its own investment objective designed to meet different investment goals. There can be no assurance that these investment objectives will be achieved.

  This Prospectus describes the following ten portfolios currently offered by the Fund (the "Portfolios").

  . TCW Money Market Portfolio
  . TCW Managed Asset Allocation Portfolio
  . T. Rowe Price International Stock Portfolio
  . Value Equity Portfolio
  . Dreyfus Small Cap Value Portfolio
  . Dreyfus U.S. Government Securities Portfolio
  . T. Rowe Price Equity Income Portfolio
  . T. Rowe Price Growth Stock Portfolio
  . Opportunity Value Portfolio
  . Enhanced Index Portfolio

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

  This Prospectus sets forth concisely the information about the Fund and the Portfolios that a prospective investor should know before investing. Please read the Prospectus and retain it for future reference. Additional information contained in a Statement of Additional Information also dated May 1, 1997, has been filed with the Securities and Exchange Commission and is available upon request without charge by writing or calling the Fund at the address or telephone number set forth on the back cover of this Prospectus. The Statement of Additional Information is incorporated by reference into this Prospectus.

                  The date of this Prospectus is May 1, 1997.

                                    THE FUND

  Endeavor Series Trust is a diversified, open-end management investment company that offers a selection of managed investment portfolios. Each portfolio constitutes a separate mutual fund with its own investment objective and policies. The Fund currently issues shares of ten portfolios. The Trustees of the Fund may establish additional portfolios at any time.

  Shares of the Portfolios are issued and redeemed at their net asset value without a sales load and currently are offered only to various separate accounts of PFL Life Insurance Company and certain of its affiliates ("PFL") to fund various insurance contracts, including variable life insurance policies (whether scheduled premium, flexible premium or single premium policies) or variable annuity contracts. These insurance contracts are hereinafter referred to as the "Contracts." The rights of PFL as the record holder for a separate account of shares of the Portfolios are different from the rights of the owner of a Contract. The terms "shareholder" or "shareholders" in this Prospectus refer to PFL and not to any Contract owner.

  The structure of the Fund permits Contract owners, within the limitations described in the appropriate Contract, to allocate the amounts held by PFL under the Contracts for investment in the various portfolios of the Fund. See the prospectus and other material accompanying this Prospectus for a description of the Contracts, which portfolios of the Fund are available to Contract owners, and the relationship between increases or decreases in the net asset value of shares of the portfolios (and any dividends and distributions on such shares) and the benefits provided under the Contracts.

  It is conceivable that in the future it may be disadvantageous for scheduled premium variable life insurance separate accounts, flexible and single premium variable life insurance separate accounts, and variable annuity separate accounts to invest simultaneously in the Fund due to tax or other considerations. The Trustees of the Fund intend to monitor events for the existence of any irreconcilable material conflict between or among such accounts, and PFL will take whatever remedial action may be necessary.

INVESTMENT OBJECTIVES

  The Investment objectives of the Portfolios are as follows:

  TCW Money Market Portfolio (formerly, Money Market Portfolio)--seeks current income, preservation of capital and maintenance of liquidity through investment in short-term money market securities. The Portfolio's shares are neither insured by nor guaranteed by the U.S. government. The Portfolio seeks to maintain a constant net asset value of $1.00 per share although no assurances can be given that such constant net asset value will be maintained.

  TCW Managed Asset Allocation Portfolio (formerly, Managed Asset Allocation Portfolio)--seeks high total return through a managed asset allocation portfolio of equity, fixed income and money market securities.

  T. Rowe Price International Stock Portfolio--seeks long-term growth of capital through investments primarily in common stocks of established non-U.S. companies.

  Value Equity Portfolio (formerly, Quest for Value Equity Portfolio)-- seeks long term capital appreciation through investment in a diversified portfolio of equity securities selected on the basis of a value oriented approach to investing.

  Dreyfus Small Cap Value Portfolio (formerly known as the Value Small Cap Portfolio and prior to that the Quest for Value Small Cap Portfolio)--seeks capital appreciation through investment in a diversified portfolio of equity securities of companies with a median market capitalization of approximately $750 million, provided that under normal market conditions at least 75% of the Portfolio's investments will be in equity securities of companies with capitalizations at the time of purchase between $150 million and $1.5 billion.

  Dreyfus U.S. Government Securities Portfolio (formerly, U.S. Goverment Securities Portfolio)--seeks as high a level of total return as is consistent with prudent investment strategies by investing under normal conditions at least 65% of its assets in U.S. government debt obligations and mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or instrumentalities.

  T. Rowe Price Equity Income Portfolio--seeks to provide substantial dividend income and also capital appreciation by investing primarily in dividend-paying common stocks of established companies.

  T. Rowe Price Growth Stock Portfolio--seeks long-term growth of capital and to increase dividend income through investment primarily in common stocks of well-established growth companies.

  Opportunity Value Portfolio--seeks growth of capital over time through investment in a portfolio consisting of common stocks, bonds and cash equivalents, the percentages of which will vary based upon the Portfolio Adviser's assessment of relative values.

  Enhanced Index Portfolio--seeks to earn a total return modestly in excess of the total return performance of the S&P 500 Composite Stock Price Index (the "S&P 500 Index") while maintaining a volatility of return similar to the S&P 500 Index.

                             FINANCIAL HIGHLIGHTS

  The following tables are based on a Portfolio share outstanding throughout each period and should be read in conjunction with the financial statements and related notes that also appear in the Fund's Annual Report dated December 31, 1996 which is incorporated by reference into the Statement of Additional Information. The financial statements contained in the Fund's Annual Report have been audited by Ernst & Young LLP, independent auditors, whose report appears in the Annual Report. Additional information concerning the performance of the Fund is included in the Annual Report which may be obtained without charge by writing the Fund at the address on the back cover of this Prospectus.

TCW MONEY MARKET PORTFOLIO*

                            YEAR       YEAR      YEAR      YEAR      YEAR     PERIOD
                           ENDED      ENDED     ENDED     ENDED     ENDED     ENDED
                          12/31/96   12/31/95  12/31/94  12/31/93  12/31/92  12/31/91*
                          --------   --------  --------  --------  --------  --------
Operating Performance:
 Net asset value,
  beginning of period...  $  1.00    $   1.00  $   1.00  $   1.00  $   1.00  $   1.00
                          -------    --------  --------  --------  --------  --------
 Net investment income#.   0.0479      0.0540    0.0337    0.0218    0.0287    0.0377
                          -------    --------  --------  --------  --------  --------
 Distributions:
 Dividends from net
  investment income.....  (0.0479)    (0.0540)  (0.0336)  (0.0218)  (0.0287)  (0.0377)
 Distributions from net
  realized capital
  gains.................      --          --    (0.0001)      --        --        --
                          -------    --------  --------  --------  --------  --------
 Total distributions....  (0.0479)    (0.0540)  (0.0337)  (0.0218)  (0.0287)  (0.0377)
                          -------    --------  --------  --------  --------  --------
 Net asset value, end of
  period................  $  1.00    $   1.00  $   1.00  $   1.00  $   1.00  $   1.00
                          =======    ========  ========  ========  ========  ========
 Total return++.........     4.91%       5.54%     3.41%     2.19%     2.90%     3.84%
                          =======    ========  ========  ========  ========  ========
Ratios to average net
 assets/
 supplemental data:
 Net assets, end of
  period
  (in 000's)............  $41,545    $ 27,551  $ 20,766  $ 12,836  $  4,527  $  1,907
 Ratio of net investment
  income to average net
  assets................     4.81%+      5.37%     3.58%     2.19%     2.84%     5.02%+
 Ratio of operating
  expenses to average
  net assets**..........     0.60%+      0.60%     0.85%     0.99%     0.91%     0.00%+

----------
  * Effective May 1, 1996, the name of the Money Market Portfolio was changed to TCW Money Market Portfolio. The Portfolio commenced operations on April 8, 1991.
 ** Annualized operating expense ratios before waiver of fees and/or reimbursement of expenses by investment manager for the years ended December 31, 1993, December 31, 1992 and the period ended December 31, 1991 were 1.23%, 2.37% and 8.48%, respectively.
  + Annualized.
 ++ Total return represents the aggregate total return for the periods indicated. The total return of the Portfolio does not reflect the charges against the separate accounts of PFL or the Contracts.
 # Net investment income/(loss) before fees waived and/or reimbursement of expenses by investment manager for the years ended December 31, 1993, December 31, 1992 and the period ended December 31, 1991 were $0.0195, $0.0140 and $(0.0259), respectively.

TCW MANAGED ASSET ALLOCATION PORTFOLIO*

                           YEAR       YEAR       YEAR         YEAR        YEAR      PERIOD
                          ENDED      ENDED       ENDED        ENDED       ENDED      ENDED
                         12/31/96   12/31/95  12/31/94+++  12/31/93+++ 12/31/92+++ 12/31/91*
                         --------   --------  -----------  ----------- ----------- ---------
Operating Performance:
  Net asset value,
   beginning of period.. $  16.28   $  13.48   $  14.30      $ 12.31     $ 11.37    $10.00
                         --------   --------   --------      -------     -------    ------
  Net investment
   income#..............     0.27       0.33       0.28         0.23        0.24      0.10
  Net realized and
   unrealized
   gain/(loss) on
   investments..........     2.61       2.72      (1.03)        1.84        0.77      1.27
                         --------   --------   --------      -------     -------    ------
  Net
   increase/(decrease)
   in net assets
   resulting from
   investment
   operations...........     2.88       3.05      (0.75)        2.07        1.01      1.37
Distributions:
  Dividends from net
   investment income....    (0.32)     (0.25)     (0.07)       (0.08)      (0.07)      --
                         --------   --------   --------      -------     -------    ------
  Net asset value, end
   of period............ $  18.84   $  16.28   $  13.48      $ 14.30     $ 12.31    $11.37
                         ========   ========   ========      =======     =======    ======
  Total return++........    17.82%     22.91%     (5.28)%      16.79%       9.01%    13.70%
                         ========   ========   ========      =======     =======    ======
Ratios to average net
 assets/supplemental
 data:
  Net assets, end of
   period (in 000's).... $240,210   $198,876   $172,449      $96,657     $14,055    $4,247
  Ratio of net
   investment income to
   average net assets...     1.59%+     2.12%      2.03%        1.71%       2.11%     4.54%+
  Ratio of operating
   expenses to average
   net assets**.........     0.85%+     0.84%      0.90%        1.12%       1.18%     0.00%+
  Portfolio turnover
   rate.................       58%        93%        67%          67%         50%       61%
  Average commission
   rate (per share of
   security)(a)......... $ 0.0041        --         --           --          --        --

----------
  * Effective May 1, 1996, the name of the Managed Asset Allocation Portfolio was changed to TCW Managed Asset Allocation Portfolio. The Portfolio commenced operations on April 8, 1991.
 ** Annualized operating expense ratios before waiver of fees and/or reimbursement of expense by investment manager for the year ended December 31, 1992 and the period ended December 31, 1991 were 1.73% and 5.18%, respectively.
  + Annualized.
 ++ Total return represents aggregate total return for the periods indicated.
    The total return of the Portfolio does not reflect the charges against the separate accounts of PFL or the Contracts.
+++ Per share amounts have been calculated using the monthly average share method, which more appropriately presents the per share data for this period since use of the undistributed method does not accord with results of operations.
 # Net investment income/(loss) before fees waived and/or reimbursement of expenses by investment manager for the year ended December 31, 1992 and the period ended December 31, 1991 were $0.18 and $(0.01), respectively.
(a) Average commission rate paid per share of securities purchased and sold by the Portfolio.

T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO*

                                          YEAR      YEAR                               PERIOD
                         YEAR ENDED      ENDED     ENDED     YEAR ENDED  YEAR ENDED     ENDED
                         12/31/96+++   12/31/95## 12/31/94   12/31/93+++ 12/31/92+++  12/31/91*
                         -----------   ---------- --------   ----------- -----------  ---------
Operating Performance:
  Net asset value,
   beginning of period..  $  12.19      $ 11.31   $ 11.99      $ 10.12     $10.52      $10.00
                          --------      -------   -------      -------     ------      ------
  Net investment
   income/(loss)#.......      0.09         0.09     (0.02)       (0.04)      0.00***     0.06
  Net realized and
   unrealized
   gain/(loss) on
   investments..........      1.76         1.06     (0.66)        1.91      (0.38)       0.46
                          --------      -------   -------      -------     ------      ------
  Net
   increase/(decrease)
   in net assets
   resulting from
   investment
   operations...........      1.85         1.15     (0.68)        1.87      (0.38)       0.52
                          --------      -------   -------      -------     ------      ------
  Distributions:
  Dividends from net
   investment income....     (0.09)         --        --           --       (0.02)        --
  Distributions from net
   realized gains.......      0.00***     (0.27)      --           --         --          --
                          --------      -------   -------      -------     ------      ------
  Total distributions...     (0.09)       (0.27)      --           --       (0.02)        --
                          --------      -------   -------      -------     ------      ------
  Net asset value, end
   of period............  $  13.95      $ 12.19   $ 11.31      $ 11.99     $10.12      $10.52
                          ========      =======   =======      =======     ======      ======
  Total return++........     15.23%       10.37%    (5.67)%      18.48%     (3.61)%      5.20%
                          ========      =======   =======      =======     ======      ======
Ratios to average net
 assets/supplemental
 data:
  Net assets, end of
   period (in 000's)....  $134,435      $92,352   $84,102      $52,777     $6,305      $3,200
  Ratio of net
   investment
   income/(loss) to
   average net assets...      0.73%+       0.81%    (0.16)%      (0.31)%     0.01%       3.18%+
  Ratio of operating
   expenses to average
   net assets**.........      1.18%+       1.15%     1.16%        1.52%      1.43%       0.00%+
  Portfolio turnover
   rate.................        11%         111%       88%          37%        34%          0%
  Average commission
   rate (per share of
   security)(a).........  $ 0.0024          --        --           --         --          --

----------
  * Effective March 24, 1995, the name of the Global Growth Portfolio was changed to T. Rowe Price International Stock Portfolio and the investment objective was changed from investment on a global basis to investment on an international basis (i.e., in non-U.S. companies). The Portfolio commenced operations on April 8, 1991.
 ** Annualized operating expense ratios before waiver of fees and/or reimbursement of expenses by investment manager for the year ended December 31, 1992 and the period ended December 31, 1991 were 2.10% and 6.83%, respectively.
*** Amount represents less than $0.01 per share.
  + Annualized.
 ++ Total return represents aggregate total return for the periods indicated.
    The total return of the Portfolio does not reflect the charges against the separate accounts of PFL or the Contracts.
+++ Per share amounts have been calculated using the monthly average share method, which more appropriately presents the per share data for this period since use of the undistributed method does not accord with results of operations.
  # Net investment loss before fees waived and/or reimbursement of expenses by investment manager for the year ended December 31, 1992 and the period ended December 31, 1991 were $(0.07) and $(0.07), respectively.
 ## Rowe Price-Fleming International, Inc. became the Portfolio's Adviser effective January 3, 1995.
(a) Average commission rate paid per share of securities purchased and sold by the Portfolio.

VALUE EQUITY PORTFOLIO*

                                                    YEAR      YEAR       PERIOD
                                     YEAR ENDED    ENDED     ENDED       ENDED
                                     12/31/96+++  12/31/95  12/31/94  12/31/93*+++
                                     -----------  --------  --------  ------------
Operating Performance:
  Net asset value, beginning of
    period..........................  $  14.23    $ 10.69   $ 10.28     $ 10.00
                                      --------    -------   -------     -------
  Net investment income#............      0.20       0.15      0.09        0.05
  Net realized and unrealized gain
    on investments..................      3.15       3.52      0.33        0.23
                                      --------    -------   -------     -------
  Net increase in net assets
    resulting from investment
    operations......................      3.35       3.67      0.42        0.28
                                      --------    -------   -------     -------
  Distributions:
  Dividends from net investment in-
    come............................     (0.13)     (0.09)    (0.01)        --
  Distributions from net realized
    gains...........................     (0.24)     (0.04)      --          --
                                      --------    -------   -------     -------
  Total distributions...............     (0.37)     (0.13)    (0.01)        --
                                      --------    -------   -------     -------
  Net asset value, end of period....  $  17.21    $ 14.23   $ 10.69     $ 10.28
                                      ========    =======   =======     =======
  Total return++....................     23.84%     34.59%     4.09%       2.80%
                                      ========    =======   =======     =======
Ratios to average net
  assets/supplemental data:
  Net assets, end of period (in
    000's)..........................  $127,927    $68,630   $32,776     $11,178
  Ratio of net investment income to
    average net assets..............      1.29%+     1.56%     1.31%       0.84%+
  Ratio of operating expenses to av-
    erage net assets**..............      0.91%+     0.86%     1.02%       1.30%+
  Portfolio turnover rate...........        27%        28%       56%          1%
  Average commission rate (per share
    of security)(a) ................  $ 0.0569        --        --          --

-----------
  * Effective May 1, 1996, the name of the Quest for Value Equity Portfolio was changed to Value Equity Portfolio. The Portfolio commenced operations on May 27, 1993.
 ** Annualized expense ratio before waiver of fees by investment manager for the period ended December 31, 1993 was 2.10%.
  + Annualized.
 ++ Total return represents aggregate total return for the periods indicated.
    The total return of the Portfolio does not reflect the charges against the separate accounts of PFL or the Contracts.
+++ Per share amounts have been calculated using the monthly average share method which more appropriately presents the per share data for this period since use of the undistributed method did not accord with results of operations.
  # Net investment income before fees waived by investment manager for the period ended December 31, 1993 was $0.00.
(a) Average commission rate paid per share of securities purchased and sold by the Portfolio.

DREYFUS SMALL CAP VALUE PORTFOLIO*

                                                YEAR       YEAR        PERIOD
                                 YEAR ENDED    ENDED       ENDED       ENDED
                                12/31/96+++## 12/31/95  12/31/94+++ 12/31/93*+++
                                ------------- --------  ----------- ------------
Operating Performance:
  Net asset value, beginning of
    period.....................    $ 12.22    $ 10.98     $ 11.18     $ 10.00
                                   -------    -------     -------     -------
  Net investment income#.......       0.12       0.15        0.10        0.22
  Net realized and unrealized
    gain/(loss) on investments.       2.95       1.36       (0.30)       0.96
                                   -------    -------     -------     -------
  Net increase/(decrease) in
    net assets resulting from
    investment operations......       3.07       1.51       (0.20)       1.18
                                   -------    -------     -------     -------
  Distributions:
  Dividends from net investment
    income.....................      (0.14)     (0.10)        --          --
  Distributions from net
    realized gains.............      (0.46)     (0.17)        --          --
                                   -------    -------     -------     -------
  Total distributions..........      (0.60)     (0.27)        --          --
                                   -------    -------     -------     -------
  Net asset value, end of
    period.....................    $ 14.69    $ 12.22     $ 10.98     $ 11.18
                                   =======    =======     =======     =======
  Total return++...............      25.63%     14.05%      (1.79)%     11.80%
                                   =======    =======     =======     =======
Ratios to average net
  assets/supplemental data:
  Net assets, end of period (in
    000's).....................    $85,803    $52,597     $35,966     $12,699
  Ratio of net investment
    income to average net
    assets.....................       0.95%+     1.56%       0.89%       3.98%+
  Ratio of operating expenses
    to average net assets**....       0.92%+     0.87%       1.03%       1.30%+
  Portfolio turnover rate......        171%        75%         77%         41%
  Average commission rate (per
    share of security)(a)......    $0.0539        --          --          --

-----------
   * Effective October 29, 1996, the name of the Value Small Cap Portfolio was changed to Dreyfus Small Cap Value Portfolio. On May 1, 1996, the name of the Quest for Value Small Cap Portfolio was changed to Value Small Cap Portfolio. The Portfolio commenced operations on May 4, 1993.
  ** Annualized operating expense ratio before waiver of fees by investment manager for the period ended December 31, 1993 was 2.10%.
   + Annualized.
  ++ Total return represents aggregate total return for the periods indicated.
     The total return of the Portfolio does not reflect the charges against the separate accounts of PFL or the Contracts.
 +++ Per share amounts have been calculated using the monthly average share method which more appropriately presents the per share data for this period since use of the undistributed method did not accord with results of operations.
  # Net investment income before fees waived by investment manager for the period ended December 31, 1993 was $0.18.
## The Dreyfus Corporation became the Portfolio's Adviser effective September 16, 1996.
(a) Average commission rate paid per share of securities purchased and sold by the Portfolio.

DREYFUS U.S. GOVERNMENT SECURITIES PORTFOLIO*

                                                YEAR        YEAR       PERIOD
                                                ENDED      ENDED       ENDED
                                             12/31/96 +++ 12/31/95  12/31/94*+++
                                             ------------ --------  ------------
Operating Performance:
  Net asset value, beginning of period......   $ 11.39    $  9.96      $10.00
                                               -------    -------      ------
  Net investment income#....................      0.62       0.30        0.24
  Net realized and unrealized gain/(loss) on
    investments.............................     (0.44)      1.25       (0.28)
                                               -------    -------      ------
  Net increase/(decrease) in net assets
    resulting from investment operations....      0.18       1.55       (0.04)
                                               -------    -------      ------
Distributions:
  Dividends from net investment income......     (0.22)     (0.12)        --
  Distributions from net realized gains.....     (0.12)       --          --
                                               -------    -------      ------
  Total distributions.......................     (0.34)     (0.12)        --
                                               -------    -------      ------
  Net asset value, end of period............   $ 11.23    $ 11.39      $ 9.96
                                               =======    =======      ======
  Total return++............................      1.81%     15.64%      (0.40)%
                                               =======    =======      ======
Ratios to average net assets/supplemental
  data:
  Net assets, end of period (in 000's)......   $24,727    $12,718      $3,505
  Ratio of net investment income to average
    net assets..............................      5.68%+     5.58%       4.14%+
  Ratio of operating expenses to average net
    assets**................................      0.82%+     0.84%       0.78%+
  Portfolio turnover rate...................       222%       161%        100%

-----------
  * Effective May 1, 1996, the name of the U.S. Government Securities Portfolio was changed to Dreyfus U.S. Government Securities Portfolio. The Portfolio commenced operations on May 13, 1994.
 ** Annualized operating expense ratio before waiver of fees and reimbursement of expenses by investment manager for the period ended December 31, 1994 was 1.83%.
  + Annualized.
 ++ Total return represents aggregate total return for the periods indicated.
    The total return of the Portfolio does not reflect the charges against the separate accounts of PFL or the Contracts.
+++ Per share amounts have been calculated using the monthly average share method, which more appropriately presents the per share data for this period since use of the undistributed method did not accord with results of operations.
  # Net investment income before fees waived and reimbursement of expenses by investment manager for the period ended December 31, 1994 was $0.18.

T. ROWE PRICE EQUITY INCOME PORTFOLIO

                                                          YEAR         YEAR
                                                         ENDED        ENDED
                                                      12/31/96 +++ 12/31/95*+++
                                                      ------------ ------------
Operating performance:
  Net asset value, beginning of year.................   $ 13.05      $ 10.00
                                                        -------      -------
  Net investment income..............................      0.41         0.34
  Net realized and unrealized gain on investments....      2.17         2.71
                                                        -------      -------
  Net increase in net assets resulting from
    investment operations............................      2.58         3.05
                                                        -------      -------
  Distributions:
  Dividends from net investment income...............     (0.10)         --
  Distribution from net realized gains...............     (0.04)         --
                                                        -------      -------
  Total distributions................................     (0.14)         --
                                                        -------      -------
  Net asset value, end of year.......................   $ 15.49      $ 13.05
                                                        =======      =======
  Total return++.....................................     19.88%       30.50%
                                                        =======      =======
Ratios to average net assets/supplemental data:
  Net assets, end of year (in 000's).................   $78,251      $21,910
  Ratio of net investment income to average net
    assets...........................................      2.89%+       3.24%+
  Ratio of operating expenses to average net assets..      0.96%+       1.15%+
  Portfolio turnover rate............................        19%          16%
  Average commission rate (per share of security)(a).   $0.0396          --

-----------
  * The Portfolio commenced operations on January 3, 1995.
  + Annualized.
 ++ Total return represents aggregate total return for the periods indicated.
    The total return of the Portfolio does not reflect the charges against the separate accounts of PFL or the Contracts.
+++ Per share amounts have been calculated using the monthly average share method which more appropriately presents the per share data for the period since use of the undistributed method did not accord with results of operations.
(a) Average commission rate paid per share of securities purchased and sold by the Portfolio.

T. ROWE PRICE GROWTH STOCK PORTFOLIO

                                                          YEAR         YEAR
                                                          ENDED       ENDED
                                                       12/31/96+++ 12/31/95*+++
                                                       ----------- ------------
Operating performance:
  Net asset value, beginning of year..................   $ 13.72     $ 10.00
                                                         -------     -------
  Net investment income...............................      0.11        0.08
  Net realized and unrealized gain on investments.....      2.71        3.64
                                                         -------     -------
  Net increase in net assets resulting from investment
    operations........................................      2.82        3.72
                                                         -------     -------
Distributions:
  Dividends from net investment income................     (0.01)        --
  Distributions from net realized gains...............     (0.24)        --
                                                         -------     -------
  Total distributions.................................     (0.25)        --
                                                         -------     -------
  Net asset value, end of year........................   $ 16.29     $ 13.72
                                                         =======     =======
  Total return++......................................     20.77%      37.20%
                                                         =======     =======
Ratios to average net assets/supplemental data:
  Net assets, end of year (in 000's)..................   $59,732     $21,651
  Ratio of net investment income to average net
    assets............................................      0.75%+      0.69%+
  Ratio of operating expenses to average net assets...      1.01%+      1.26%+
  Portfolio turnover rate.............................        44%         64%
  Average commission rate (per share of security)(a)..   $0.0385         --

-----------
  * The Portfolio commenced operations on January 3, 1995.
  + Annualized.
 ++ Total return represents aggregate total return for the periods indicated.
    The total return of the Portfolio does not reflect the charges against the separate accounts of PFL or the Contracts.
+++ Per share amounts have been calculated using the monthly average share method which more appropriately presents the per share data for the period since use of the undistributed method did not accord with results of operations.
(a) Average commission rate paid per share of securities purchased and sold by the Portfolio.

OPPORTUNITY VALUE PORTFOLIO

                                                      THREE MONTHS
                                                         ENDED       PERIOD
                                                        3/31/97       ENDED
                                                     (UNAUDITED)+++ 12/31/96*
                                                     -------------- ---------
Operating performance:
  Net asset value, beginning of period..............    $ 10.06      $ 10.00
                                                        -------      -------
  Net investment income (loss)#.....................       0.05         0.00##
  Net realized and unrealized gain on investments...      (0.09)        0.06
                                                        -------      -------
  Net increase (decrease) in net assets resulting
    from investment operations......................      (0.04)        0.06
                                                        -------      -------
  Net asset value, end of period....................    $ 10.02      $ 10.06
                                                        =======      =======
  Total return++....................................      (0.04)%       0.60%
                                                        =======      =======
Ratios to average net assets/supplemental data:
  Net assets, end of period (in 000's)..............    $ 5,167      $   701
  Ratio of net investment income (loss) to average
    net assets......................................       1.97%       (1.09)%+
  Ratio of operating expenses to average net
    assets**........................................       1.30%+       1.30%+
  Portfolio turnover rate...........................          4%           0%
  Average commission rate (per share of
    security)(a)....................................    $0.0564      $0.0600

-----------
  *  The Portfolio commenced operations on November 18, 1996.
 ** Annualized operating expense ratio before waiver/reimbursement by investment manager for the period ended December 31, 1996 was 12.69%.
  +  Annualized.
 ++ Total return represents aggregate total return for the periods indicated. The total return of the Portfolio does not reflect the charges against the separate accounts of PFL or the Contracts.
+++ Per share amounts have been calculated using the monthly average share method which more appropriately presents the per share data for the period since use of the undistributed method did not accord with the results of operations.
 # Net investment loss before waiver/reimbursement of expenses by investment manager for the period ended December 31, 1996 was ($0.04).
##   Amount represents less than $(0.01) per share.
(a) Average commission rate paid per share of securities purchased and sold by the Portfolio.

                            ----------------------

  Endeavor Investment Advisers (the "Manager") has agreed, until terminated by the Manager, to assume expenses of the Portfolios that exceed the rates stated below. This has the effect of lowering each Portfolio's expense ratio and of increasing returns otherwise available to investors at the time such amounts are assumed. While this arrangement is in effect, the Manager pays all expenses of the Portfolios to the extent they exceed the following percentages of a Portfolio's average net assets: TCW Money Market--.99%, TCW Managed Asset Allocation--1.25%, T. Rowe Price International Stock--1.53%, Value Equity--1.30%, Dreyfus Small Cap Value-- 1.30%, Dreyfus U.S. Government Securities--1.00%, T. Rowe Price Equity Income-- 1.30%, T. Rowe Price Growth Stock--1.30%, Opportunity Value--1.30% and Enhanced Index--1.30%.

  The offering of shares of the Enhanced Index Portfolio is expected to commence on or about the date of the Prospectus. Accordingly, no financial highlight data is available for shares of this Portfolio.

                       INVESTMENT OBJECTIVES AND POLICIES

  The following is a brief description of the investment objectives and policies of the Portfolios. The investment objective and the policies of each Portfolio other than those listed under the caption "Investment Restrictions" in the Statement of Additional Information are not fundamental policies and may be changed by the Trustees of the Fund without the approval of shareholders. Certain portfolio investments and techniques discussed below are described in greater detail in the Statement of Additional Information. Due to the uncertainty inherent in all investments, there can be no assurance that the Portfolios will be able to achieve their respective investment objectives.

TCW MONEY MARKET PORTFOLIO

  The investment objective of the TCW Money Market Portfolio is to provide current income, preservation of capital and liquidity through investment in short-term money market securities.

  The Portfolio seeks to maintain a constant net asset value of $1.00 per share. If the Trustees believe that the extent of any deviation from a $1.00 price per share may result in material dilution or other unfair results to shareholders, they will take such steps as they consider appropriate to eliminate or reduce these consequences to the extent reasonably practicable. This may include selling portfolio securities prior to maturity, shortening the average maturity of the Portfolio, withholding or reducing dividends, redeeming shares in kind, reducing the number of the Portfolio's outstanding shares without monetary consideration, or utilizing a net asset value per share determined by using available market quotations.

  The Portfolio expects to invest in the following types of money market securities:

  . securities issued or guaranteed as to principal and interest by the U.S.
    government or by its agencies or instrumentalities ("U.S. government securities");

  . certificates of deposit, bankers' acceptances and other obligations issued or guaranteed by bank holding companies in the United States and their subsidiaries;

  . U.S. dollar denominated obligations ("Eurodollar obligations") of bank holding companies in the United States, their subsidiaries and their foreign branches or of the International Bank for Reconstruction and Development (also known as the World Bank);

  . commercial paper and other short-term obligations of, and variable amount master demand notes and variable rate notes issued by U.S. and foreign corporations; and

  . repurchase agreements (see "Investment Strategies").

  Investment Criteria. With respect to investments in money market securities, in accordance with applicable regulations of the Securities and Exchange Commission, the Portfolio will:

  . invest only in high quality money market instruments that present minimal credit risks;

  . invest only in money market instruments with remaining or implied maturities of thirteen months or less; and

  . maintain an average dollar weighted maturity of the Portfolio's investments of 90 days or less.

  The Portfolio will invest only in high quality money market instruments, i.e., securities which have been assigned the highest quality ratings by nationally recognized statistical rating organizations ("NRSROs") such as "A-1" by Standard & Poor's Ratings Service, a division of McGraw-Hill Companies, Inc. ("Standard & Poor's") or "Prime-1" by Moody's Investors Service, Inc. ("Moody's"), or if not rated, determined to be of comparable quality by the Portfolio's Adviser (as hereinafter defined); provided, that up to 5% of the Portfolio's total assets may be invested in instruments assigned the second highest quality ratings such as "A-2" or "Prime-2", or if not rated, determined to be of comparable quality by the Portfolio's Adviser. For a description of the NRSROs and their ratings, see the Appendix attached to the Statement of Additional Information.

  The Portfolio may not invest in the securities of any one issuer if, immediately after such investment, more than 5% of the total assets of the Portfolio (taken at current value) would be invested in the securities of such issuer; provided, that this limitation does not apply to U.S. government securities or to repurchase agreements secured by such securities and that with respect to 25% of the Portfolio's total assets more than 5% may be invested in securities of any one issuer for three business days after the purchase thereof if the securities have been assigned the highest quality ratings by NRSROs, or if not rated, have been determined to be of comparable quality by the Portfolio's Adviser. With respect to U.S. government securities, the Portfolio will not invest more than 55% of its assets in securities issued or guaranteed by the U.S. Treasury or any single U.S. government agency or instrumentality. See "Investment Restrictions" in the Statement of Additional Information for a further description of the Portfolio's investment criteria.

  U.S. Government Securities. Securities issued or guaranteed as to principal and interest by the U.S. government or its agencies and instrumentalities include U.S. Treasury obligations, consisting of bills, notes and bonds, which principally differ in their interest rates, maturities and times of issuance, and obligations issued or guaranteed by agencies and instrumentalities which are supported by (i) the full faith and credit of the U.S. Treasury (such as securities of the Small Business Administration), (ii) the limited authority of the issuer to borrow from the U.S. Treasury (such as securities of the Student Loan Marketing Association) or (iii) the authority of the U.S. government to purchase certain obligations of the issuer (such as securities of the Federal National Mortgage Association). No assurance can be given that the U.S. government will provide financial support to U.S. government agencies or instrumentalities as described in clauses (ii) or (iii) above in the future, other than as set forth above, since it is not obligated to do so by law.

  Other Money Market Securities. Other money market securities in which the Portfolio may invest include U.S. dollar denominated instruments (such as bankers' acceptances, commercial paper, certificates of deposit and Eurodollar obligations) issued or guaranteed by bank holding companies in the United States, their subsidiaries and their foreign branches. These bank obligations may be general obligations of the parent bank holding company or may be limited to the issuing entity by the terms of the specific obligation or by government regulation.

  Obligations of the International Bank for Reconstruction and Development (also known as the World Bank) are supported by subscribed but unpaid commitments of its member countries. There can be no assurance that these commitments will be undertaken or complied with in the future.

  The other money market securities in which the Portfolio may invest also include certain variable and floating rate instruments and participations in corporate loans to corporations in whose commercial paper or other short-term obligations the Portfolio may invest. Because the bank issuing the participations does not guarantee them in any way, they are subject to the credit risks generally associated with the underlying corporate borrower. To the extent that the Portfolio may be regarded as a creditor of the issuing bank (rather than of the underlying corporate borrower under the terms of the loan participation), the Portfolio may also be subject to credit risks associated with the issuing bank. The secondary market, if any, for these loan participations is extremely limited and any such participations purchased by the Portfolio will be regarded as illiquid.

  Other money market securities in which the Portfolio may invest also include bonds and notes with remaining maturities of thirteen months or less, variable rate notes and variable amount master demand notes. A variable amount master demand note differs from ordinary commercial paper in that it is issued pursuant to a written agreement between the issuer and the holder, its amount may be increased from time to time by the holder (subject to an agreed maximum) or decreased by the holder or the issuer, it is payable on demand, the rate of interest payable on it varies with an agreed formula and it is typically not rated by a rating agency. Transfer of such notes is usually restricted by the issuer, and there is no secondary trading market for them. Any variable amount master demand note purchased by the Portfolio will be regarded as an illiquid security. See "Investment Restrictions" in the Statement of Additional Information.

  Foreign Securities. The Portfolio may invest up to 10% of its total assets in the securities (payable in U.S. dollars) of foreign issuers in developed countries and in the securities of foreign branches of U.S. banks such as negotiable certificates of deposit (Eurodollars). Because the Portfolio may invest in foreign securities, investment in the Portfolio involves investment risks that are different in some respects from an investment in a fund which invests only in debt obligations of U.S. domestic issuers. Such risks may include adverse future political and economic developments, the possible imposition of foreign withholding taxes on interest income payable on the securities held in the Portfolio, possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on securities in the Portfolio. There may also be less publicly available information about a foreign issuer than about a domestic issuer and foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic issuers.

  The Portfolio may employ certain investment strategies which are described under the caption "Investment Strategies" below and in the Statement of Additional Information.

TCW MANAGED ASSET ALLOCATION PORTFOLIO

  The investment objective of the TCW Managed Asset Allocation Portfolio is to provide high total return through a managed asset allocation portfolio of equity, fixed income and money market securities. The Portfolio seeks to achieve its objective by investing primarily in securities issued by United States companies.

  The composition of the Portfolio's investments will be based on the determination by the Portfolio's Adviser of the appropriate weighting for each asset class and will be adjusted periodically. In making adjustments to the asset allocation, the Portfolio's Adviser will use its asset allocation model and will integrate its view of the expected returns for each asset class, conditions in the stock, bond and money markets, interest rate and corporate earnings growth trends, and economic conditions.

  The asset class weightings may theoretically range from 0% to 100%, although the Portfolio's Adviser expects these extremes to be reached rarely, if at all, for any class. The Portfolio will be "rebalanced" or checked for possible reallocation monthly or more often if market conditions demand.

  The equity portion of the Portfolio will be invested in a diversified selection of equity securities of established companies in sound financial condition. The equity securities in which the Portfolio will be invested may include common stocks, preferred stocks, securities convertible into or exchangeable for common stocks and warrants. The Portfolio's Adviser will strive to achieve total returns from dividends and capital gains in excess of those from broadly-based stock market indices, but will not incur excessive risk of loss to do so.

  The fixed income portion of the Portfolio will be invested in taxable securities including securities issued or guaranteed by the U.S. government and its agencies or instrumentalities, collateralized mortgage obligations that are issued or guaranteed by the U.S. government or instrumentalities or that are collateralized by a portfolio of mortgages or mortgage-related securities guaranteed by such an agency or instrumentality and high grade corporate and mortgage-backed bonds with maturities typically ranging from 2 to 30 years. The weighted average maturity of such investments will generally range from 3 to 10 years and securities will, at time of purchase, have ratings within the four highest rating categories established by Moody's, Standard & Poor's, or a similar NRSRO or if not rated, be of comparable quality as determined by the Portfolio's Adviser. The NRSROs' descriptions of these bond ratings are set forth in the Appendix to the Statement of Additional Information. Securities rated in the fourth highest category may have speculative characteristics; changes in economic or business conditions are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher grade bonds. Like the three highest grades, however, these securities are considered investment grade.

  Mortgage-backed bonds have yield and maturity characteristics corresponding to the underlying mortgage loans. Thus, for example, unlike other bonds, which pay a fixed rate of interest until maturity when the entire principal amount comes due, payments on mortgage-backed bonds include both interest and a partial repayment of principal. Fluctuating prepayments of principal may result from the refinancing or foreclosure of the underlying mortgage loans. Although maturities of the underlying mortgage loans range up to 30 years, such prepayments may shorten the effective maturities. Because of the prepayment feature, mortgage-backed bonds may be less effective than other types of securities as a means of "locking in" attractive long-term interest rates. This is caused by the need to reinvest repayments of principal generally and the possibility of significant unscheduled prepayments resulting from declines in mortgage interest rates. As a result, mortgage-backed bonds may have less potential for capital appreciation during periods of declining interest rates than other investments of comparable maturities, while having a comparable risk of decline during periods of rising interest rates.

  Foreign Securities. The Portfolio may invest up to 10% of its total assets in equity securities (payable in U.S. dollars) of foreign issuers in developed countries. Because the Portfolio may invest in foreign securities, investment in the Portfolio involves investment risks that are different in some respects from an investment in a fund which invests only in securities of U.S. domestic issuers. Such risks may include adverse future political and economic developments, the possible imposition of foreign withholding taxes on interest income payable on the securities held in the Portfolio, possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on securities in the Portfolio. There may also be less publicly available information about a foreign issuer than about a domestic issuer and foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic issuers.

  The cash portion of the Portfolio will be invested in the same portfolio securities that are eligible for investment by the TCW Money Market Portfolio described above. The Portfolio may employ certain investment strategies which are discussed under the caption "Investment Strategies" below and in the Statement of Additional Information.

T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO

  The T. Rowe Price International Stock Portfolio was formerly known as the Global Growth Portfolio. Effective March 24, 1995, the name of the Global Growth Portfolio was changed to T. Rowe Price International Stock Portfolio and the Portfolio's investment objective was changed from seeking long-term capital appreciation through a policy of investing in small capitalization common stocks and their convertible equivalents on a global basis to the investment objective and policies set forth below.

  The investment objective of the T. Rowe Price International Stock Portfolio is to seek long-term growth of capital through investments primarily in common stocks of established non-U.S. companies.

  Over the last 30 years, many foreign economies have grown faster than the United States' economy, and the return from equity investments in these countries has often exceeded the return on similar investments in the United States. Moreover, there has normally been a wide and largely unrelated variation in performance between international equity markets over this period. Although there can be no assurance that these conditions will continue, the Portfolio's Adviser, within the framework of diversification, seeks to identify and invest in companies participating in the faster growing foreign economies and markets. The Adviser believes that investment in foreign securities offers significant potential for long-term capital appreciation and an opportunity to achieve investment diversification.

  The Adviser intends to invest substantially all of the Portfolio's assets outside the United States and diversify investments broadly among countries throughout the world--developed, newly industrialized and emerging--by having at least five different countries represented in the Portfolio. The Portfolio may invest in countries of the Far East and Europe as well as South Africa, Australia, Canada, and other areas (including developing countries). Further, not more than 20% of the Portfolio's net asset value will be invested in securities of issuers located in any one country with the exception of issuers located in Australia, Canada, France, Japan, the United Kingdom or Germany (where the investment limitation is 35%). In addition, the Adviser will consider factors applicable to United States investors in making investment decisions for the Portfolio.

  In seeking its objective, the Portfolio invests primarily in common stocks of established foreign companies which have, in the Adviser's opinion, the potential for growth of capital. However, the Portfolio may also invest in a variety of other equity related securities such as preferred stocks, warrants and convertible securities, as well as corporate and governmental debt securities, when considered consistent with the Portfolio's investment objective and program. The Portfolio may also invest in investment funds which have been authorized by the governments of certain countries specifically to permit foreign investment in securities of companies listed and traded on the stock exchanges in these respective countries. The Portfolio's investment in these funds is subject to the provisions of the Investment Company Act of 1940 (the "1940 Act"). If the Portfolio invests in such investment funds, the Portfolio's shareholders will bear not only their proportionate share of the expenses of the Portfolio (including operating expenses and the fees of the investment manager), but also will bear indirectly similar expenses of the underlying investment funds. In addition, the securities of these investment funds may trade at a premium of their net asset value. Under normal conditions, the Portfolio's investments in securities other than common stocks is limited to no more than 35% of its total assets.

  In determining the appropriate distribution of investments among various countries and geographic regions, the Portfolio's Adviser ordinarily considers the following factors: prospects for relative economic growth between foreign countries; expected levels of inflation; government policies influencing business conditions; the outlook for currency relationships; and the range of individual investment opportunities available to international investors.

  In analyzing companies for investment, the Adviser ordinarily looks for one or more of the following characteristics: an above-average earnings growth per share; high return on invested capital; healthy balance sheet; sound financial and accounting policies and overall financial strength; strong competitive advantages; effective research and product development and marketing; efficient service; pricing flexibility; strength of management; and general operating characteristics which will enable the companies to compete successfully in their market place. While current dividend income is not a prerequisite in the selection of portfolio companies, the companies in which the Portfolio invests normally will have a record of paying dividends, and will generally be expected to increase the amounts of such dividends in future years as earnings increase. It is expected that the Portfolio's investments will ordinarily be traded on exchanges located at least in the respective countries in which the various issuers of such securities are principally based.

  In the event that future economic or financial conditions abroad adversely affect equity securities, or stocks are considered overvalued, or the Portfolio's Adviser believes that investing for defensive purposes is appropriate, or in order to meet anticipated redemption requests, the Portfolio may invest part or all of its assets in U.S. government securities, investment-grade debt obligations of U.S. companies and high quality (within the two highest rating categories assigned by a NRSRO) short-term debt securities (with remaining maturities of one year or less) including certificates of deposit, bankers' acceptances, commercial paper, short-term corporate securities and repurchase agreements.

  The international objectives of the Portfolio allow investors an opportunity to achieve potentially higher returns, reflecting participation in countries and economies with higher growth rates than those available domestically. However, foreign investments involve certain risks that are not present in domestic securities. Because the Portfolio intends to purchase securities denominated in foreign currencies, a change in the value of any such currency against the U.S. dollar will result in a change in the U.S. dollar value of the Portfolio's assets and the Portfolio's income. In addition, although a portion of the Portfolio's investment income may be received or realized in such currencies, the Portfolio will be required to compute and distribute its income in U.S. dollars. Therefore, if the exchange rate for any such currency declines after the Portfolio's income has been earned and computed in U.S. dollars but before conversion and payment, the Portfolio could be required to liquidate portfolio securities to make such distributions.

  The values of foreign investments and the investment income derived from them may also be affected unfavorably by changes in currency exchange control regulations. Although the Portfolio will invest only in securities denominated in foreign currencies that are fully exchangeable into U.S. dollars without legal restriction at the time of investment, there can be no assurance that currency controls will not be imposed subsequently. In addition, the values of foreign fixed income investments will fluctuate in response to changes in U.S. and foreign interest rates.

  There may be less information publicly available about a foreign issuer than about a U.S. issuer, and foreign issuers are not generally subject to accounting, auditing and financial reporting standards and practices comparable to those in the United States. Foreign stock markets are generally not as developed or efficient as, and may be more volatile than, those in the United States. While growing in volume, they usually have substantially less volume than U.S. markets and the Portfolio's investment securities may be less liquid and subject to more rapid and erratic price movements than securities of comparable U.S. companies. Equity securities may trade at price/earnings multiples higher than comparable United States securities and such levels may not be sustainable. There is generally less government supervision and regulation of foreign stock exchanges, brokers and listed companies than in the United States. Moreover, settlement practices for transactions in foreign markets may differ from those in United States markets. Such differences may include delays beyond periods customary in the United States and practices, such as delivery of securities prior to receipt of payment, which increase the likelihood of a "failed settlement." Failed settlements can result in losses to the Portfolio. In less liquid and well developed stock markets, such as those in some Asian and Latin American countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect stock prices and, therefore, share prices.

  Foreign brokerage commissions, custodial expenses and other fees are also generally higher than for securities traded in the United States. Consequently, the overall expense ratios of international funds are usually somewhat higher than those of typical domestic stock funds.

  In addition, the economies, markets and political structures of a number of the countries in which the Portfolio can invest do not compare favorably with the United States and other mature economies in terms of wealth and stability. Therefore, investments in these countries may be riskier, and will be subject to erratic and abrupt price movements. Some economies are less well developed and less diverse (for example, Latin America, Eastern Europe and certain Asian countries), and more vulnerable to the ebb and flow of international trade, trade barriers and other protectionist or retaliatory measures (for example, Japan, southeast Asia and Latin America). Some countries, particularly in Latin America, are grappling with severe inflation and high levels of national debt. Investments in countries that have recently begun moving away from central planning and state-owned industries toward free markets, such as the Eastern European or Chinese economies, should be regarded as speculative.

  Certain portfolio countries have histories of instability and upheaval (Latin America) and internal politics that could cause their governments to act in a detrimental or hostile manner toward private enterprise or foreign investment. Any such actions, for example, nationalizing an industry or company, could have a severe and adverse effect on security prices and impair the Portfolio's ability to repatriate capital or income. The Portfolio's Adviser will not invest the Portfolio's assets in countries where it believes such events are likely to occur.

  Income received by the Portfolio from sources within foreign countries may be reduced by withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. The Portfolio's Adviser will attempt to minimize such taxes by timing of transactions and other strategies, but there can be no assurance that such efforts will be successful. Any such taxes paid by the Portfolio will reduce its net income available for distribution to shareholders.

  The Portfolio may employ certain investment strategies which are discussed under the caption "Investment Strategies" below and in the Statement of Additional Information.

VALUE EQUITY PORTFOLIO

  The investment objective of the Value Equity Portfolio is long term capital appreciation through investment in securities (primarily equity securities) of companies that are believed by the Portfolio's Adviser to be undervalued in the marketplace in relation to factors such as the companies' assets or earnings.

  It is the Portfolio Adviser's intention to invest in securities which in its opinion possess one or more of the following characteristics: undervalued assets, valuable consumer or commercial franchises, securities valuation below peer companies, substantial and growing cash flow and/or a favorable price to book value relationship.

  Investment policies aimed at achieving the Portfolio's objective are set in a flexible framework of securities selection which primarily includes equity securities, such as common stocks, preferred stocks, convertible securities, rights and warrants in proportions which vary from time to time. Under normal circumstances at least 65% of the Portfolio's assets will be invested in common stocks or securities convertible into common stocks. The Portfolio will invest primarily in stocks listed on the New York Stock Exchange. In addition, it may also purchase securities listed on other domestic securities exchanges or traded in the domestic over-the-counter market and foreign securities that are listed on a domestic or foreign securities exchange, traded in the domestic or foreign over-the-counter markets or represented by American Depositary Receipts.

  In the event that future economic or financial conditions adversely affect equity securities, or stocks are considered overvalued, or the Portfolio's Adviser believes that investing for defensive purposes is appropriate, or in order to meet anticipated redemption requests, the Portfolio may invest part or all of its assets in U.S. government securities and high quality short-term debt securities (with remaining maturities of one year or less) including certificates of deposit, bankers' acceptances, commercial paper, short-term corporate securities and repurchase agreements.

  The Portfolio may invest in certain foreign securities which may represent a greater degree of risk than investing in domestic securities. These risks are discussed in the above section of this Prospectus describing the T. Rowe Price International Stock Portfolio.

  It is the present intention of the Portfolio's Adviser to invest no more than 5% of the Portfolio's net assets in bonds rated below Baa3 by Moody's or BBB by Standard & Poor's (commonly known as "junk bonds"). In the event that the Portfolio's Adviser intends in the future to invest more than 5% of the Portfolio's net assets in junk bonds, appropriate disclosures will be made to existing and prospective shareholders. For information about the possible risks of investing in junk bonds see "Investment Objective and Policies--Lower Rated Bonds" in the Statement of Additional Information.

  The Portfolio may employ certain investment strategies which are discussed under the caption "Investment Strategies" below and in the Statement of Additional Information.

DREYFUS SMALL CAP VALUE PORTFOLIO

  The investment objective of the Dreyfus Small Cap Value Portfolio is to seek capital appreciation through investments in a diversified portfolio of equity securities of companies with a median market capitalization of approximately $750 million, provided that under normal market conditions at least 75% of the Portfolio's investments will be in equity securities of companies with capitalizations at the time of purchase between $150 million and $1.5 billion.

  Small-capitalization companies are often under-priced for the following reasons: (i) institutional investors, which currently represent a majority of the trading volume in the shares of publicly-traded companies, are often less interested in such companies because in order to acquire an equity position that is large enough to be meaningful to an institutional investor, such an investor may be required to buy a large percentage of the company's outstanding equity securities and (ii) such companies may not be regularly researched by stock analysts, thereby resulting in greater discrepancies in valuation.

  The Portfolio will invest in equity securities of domestic and foreign (up to 5% of its total assets) issuers which would be characterized as "value" companies according to criteria established by the Portfolio's Adviser. To manage the Portfolio, the Portfolio's Adviser classifies issuers as "growth" or "value" companies. In general, the Portfolio's Adviser believes that companies with relatively low price to book ratios, low price to earnings ratios or higher than average dividend payments in relation to price should be classified as value companies. Alternatively, companies which have above average earnings or sales growth and retention of earnings and command higher price to earnings ratios fit the more classic growth description.

  While seeking desirable equity investments, the Portfolio may invest in money market instruments consisting of U.S. government securities, certificates of deposit, time deposits, bankers' acceptances, short-term investment grade corporate bonds and other short-term debt instruments, and repurchase agreements. Under normal market conditions, the Portfolio does not expect to have a substantial portion of its assets invested in money market instruments. However, when the Portfolio's Adviser determines that adverse market conditions exist, the Portfolio may adopt a temporary defensive posture and invest all of its assets in money market instruments.

  Equity securities consist of common stocks, preferred stocks and securities convertible into common stocks. Securities purchased by the Portfolio will be traded on the New York Stock Exchange, the American Stock Exchange or in the over-the-counter market, and will also include options, warrants, bonds, notes and debentures which are convertible into or exchangeable for, or which grant a right to purchase or sell, such securities. In addition, the Portfolio may purchase securities issued by closed-end investment companies and foreign securities that are listed on a domestic or foreign securities exchange, traded in domestic or foreign over-the-counter markets or represented by American Depositary Receipts.

  The Portfolio is expected to have greater risk exposure and reward potential than a fund which invests primarily in larger-capitalization companies. The trading volumes of securities of smaller-capitalization companies are normally less than those of larger-capitalization companies. This often translates into greater price swings, both upward and downward. Since trading volumes are lower, new demand for the securities of such companies could result in disproportionately large increases in the price of such securities. The waiting period for the achievement of an investor's objectives might be longer since these securities are not closely monitored by research analysts and, thus, it takes more time for investors to become aware of fundamental changes or other factors which have motivated the Portfolio's purchase. Small-capitalization companies often achieve higher growth rates and experience higher failure rates than do larger-capitalization companies.

  The Portfolio may invest in certain foreign securities which may represent a greater degree of risk than investing in domestic securities. These risks are discussed in the above section of this Prospectus describing the T. Rowe Price International Stock Portfolio.

  The Portfolio may employ certain investment strategies which are discussed under the caption "Investment Strategies" below and in the Statement of Additional Information.

DREYFUS U.S. GOVERNMENT SECURITIES PORTFOLIO

  The investment objective of the Dreyfus U.S. Government Securities Portfolio is to seek as high a level of total return as is consistent with prudent investment strategies by investing under normal conditions at least 65% of its assets in U.S. government debt obligations and mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or instrumentalities ("U.S. Government Securities").

  The Portfolio expects to invest in the following types of U.S. Government
Securities:

  . U.S. Treasury obligations;

  . obligations issued or guaranteed by agencies or instrumentalities of the U.S. government which are backed by their own credit and may not be backed by the full faith and credit of the U.S. government;

  . mortgage-backed securities guaranteed by the Government National
    Mortgage Association that are supported by the full faith and credit of the U.S. government and which are the "modified pass-through" type of mortgage-backed security ("GNMA Certificates"). Such securities entitle the holder to receive all interest and principal payments due whether or not payments are actually made on the underlying mortgages;

  . mortgage-backed securities guaranteed by agencies or instrumentalities of the U.S. government which are supported by their own credit but not the full faith and credit of the U.S. government, such as the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association; and

  . collateralized mortgage obligations issued by private issuers for which the underlying mortgage-backed securities serving as collateral are backed (i) by the credit alone of the U.S. government agency or instrumentality which issues or guarantees the mortgage-backed securities, or (ii) by the full faith and credit of the U.S. government.

  Mortgage-Backed Securities. The mortgage-backed securities in which the Portfolio invests represent participation interests in pools of mortgage loans which are guaranteed by agencies or instrumentalities of the U.S. government. However, the guarantee of these types of securities runs only to the principal and interest payments and not to the market value of such securities. In addition, the guarantee only runs to the portfolio securities held by the Portfolio and not the purchase of shares of the Portfolio.

  Mortgage-backed securities are issued by lenders such as mortgage bankers, commercial banks, and savings and loan associations. Such securities differ from conventional debt securities which provide for periodic payment of interest in fixed amounts (usually semiannually) with principal payments at maturity or specified call dates. Mortgage-backed securities provide for monthly payments which are, in effect, a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans. Principal prepayments result from the sale of the underlying property or the refinancing or foreclosure of underlying mortgages.

  The yield of mortgage-backed securities is based on the average life of the underlying pool of mortgage loans, which is computed on the basis of the maturities of the underlying instruments. The actual life of any particular pool may be shortened by unscheduled or early payments of principal and interest. The occurrence of prepayments is affected by a wide range of economic, demographic and social factors and, accordingly, it is not possible to accurately predict the average life of a particular pool. For pools of fixed rate 30-year mortgages, it has been common practice to assume that prepayments will result in a 12-year average life. The actual prepayment experience of a pool of mortgage loans may cause the yield realized by the Portfolio to differ from the yield calculated on the basis of the average life of the pool. In addition, if any of these mortgage-backed securities are purchased at a premium, the premium may be lost in the event of early prepayment which may result in a loss to the Portfolio.

  Prepayments tend to increase during periods of falling interest rates, while during periods of rising interest rates prepayments will most likely decline. Reinvestment by the Portfolio of scheduled principal payments and unscheduled prepayments may occur at higher or lower rates than the original investment, thus affecting the yield of the Portfolio. Monthly interest payments received by the Portfolio have a compounding effect which will increase the yield to shareholders as compared to debt obligations that pay interest semiannually. Because of the reinvestment of prepayments of principal at current rates, mortgage-backed securities may be less effective than Treasury bonds of similar maturity at maintaining yields during periods of declining interest rates. Also, although the value of debt securities may increase as interest rates decline, the value of these pass-through type of securities may not increase as much due to the prepayment feature.

  Collateralized Mortgage Obligations. Collateralized mortgage obligations ("CMOs"), which are debt obligations collateralized by mortgage loans or mortgage pass-through securities, provide the holder with a specified interest in the cash flow of a pool of underlying mortgages or other mortgage-backed securities. Issuers of CMOs frequently elect to be taxed as a pass-through entity known as real estate mortgage investment conduits. CMOs are issued in multiple classes, each with a specified fixed or floating interest rate and a final distribution date. The relative payment rights of the various CMO classes may be structured in many ways. In most cases, however, payments of principal are applied to the CMO classes in the order of their respective stated maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier stated maturity date are paid in full. The classes may include accrual certificates (also known as "Z-Bonds"), which only accrue interest at a specified rate until other specified classes have been retired and are converted thereafter to interest-paying securities. They may also include planned amortization classes which generally require, within certain limits, that specified amounts of principal be applied on each payment date, and generally exhibit less yield and market volatility than other classes.

  Stripped Mortgage-Backed Securities. The Portfolio may also invest a portion of its assets in stripped mortgage-backed securities ("SMBS"), which are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of mortgage assets. The Portfolio will only invest in SMBS whose mortgage assets are U.S. Government Securities.

  A common type of SMBS will be structured so that one class receives some of the interest and most of the principal from the mortgage assets, while the other class receives most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class) while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Portfolio's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Portfolio may fail to fully recoup its initial investment in these securities even if the security is in one of the highest rating categories. The Portfolio may invest not more than 5% of its total assets in CMOs deemed by its Adviser to be complex, such as floating rate and inverse floating rate tranches and SMBS.

  Non-Mortgage Asset Backed Securities. The Portfolio may invest in non-mortgage backed securities including interests in pools of receivables, such as motor vehicle installment purchase obligations and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets.

  Non-mortgage backed securities are not issued or guaranteed by the U.S. government or its agencies or instrumentalities; however, the payment of principal and interest on such obligations may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution (such as a bank or insurance company) unaffiliated with the issuers of such securities. In addition, such securities generally will have remaining estimated lives at the time of purchase of five years or less.

  The purchase of non-mortgage backed securities raises considerations peculiar to the financing of the instruments underlying such securities. For example, most organizations that issue asset backed securities relating to motor vehicle installment purchase obligations perfect their interests in their respective obligations only by filing a financing statement and by having the servicer of the obligations, which is usually the originator, take custody thereof. In such circumstances, if the servicer were to sell the same obligations to another party, in violation of its duty not to do so, there is a risk that such party could acquire an interest in the obligations superior to that of holders of the asset backed securities. Also, although most such obligations grant a security interest in the motor vehicle being financed, in most states the security interest in a motor vehicle must be noted on the certificate of title to perfect such security interest against competing claims of other parties. Due to the large number of vehicles involved, however, the certificate of title to each vehicle financed, pursuant to the obligations underlying the asset backed securities, usually is not amended to reflect the assignment of the seller's security interest for the benefit of the holders of the asset backed securities. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on those securities. In addition, various state and federal laws give the motor vehicle owner the right to assert against the holder of the owner's obligation certain defenses such owner would have against the seller of the motor vehicle. The assertion of such defenses could reduce payments on the related asset backed securities. Insofar as credit card receivables are concerned, credit card holders are entitled to the protection of a number of state and federal consumer credit laws, many of which give such holders the right to set off certain amounts against balances owed on the credit card, thereby reducing the amounts paid on such receivables. In addition, unlike most other asset backed securities, credit card receivables are unsecured obligations of the card holder.

  U.S. Treasury Obligations. U.S. Treasury obligations consist of bills, notes and bonds which principally differ in their interest rates, maturities and times of issuance. Obligations issued or guaranteed by agencies or instrumentalities of the U.S. government are supported by (i) the full faith and credit of the U.S. Treasury (such as securities of the Small Business Administration), (ii) the limited authority of the issuer to borrow from the U.S. Treasury (such as securities of the Student Loan Marketing Association) or
(iii) the authority of the U.S. government to purchase certain obligations of the issuer (such as securities of the Federal National Mortgage Association). No assurance can be given that the U.S. government will provide financial support to U.S. government agencies or instrumentalities as described in clauses (ii) or (iii) above in the future, other than as set forth above, since it is not obligated to do so by law. The Portfolio will not invest more than 55% of the value of its assets in GNMA Certificates or in securities issued or guaranteed by any other single U.S. government agency or instrumentality.

  Corporate and Other Obligations. In seeking to obtain its investment objective, the Portfolio may also invest in a broad range of debt securities, other than U.S. Government Securities, with varying maturities such as corporate convertible and non-convertible debt obligations such as fixed and variable rate bonds. The weighted average maturity of such investments will generally range from 2 to 10 years. Debt securities may also include money market securities, including bank certificates of deposit and time deposits, bankers' acceptances, prime commercial paper, high-grade, short-term corporate obligations, and repurchase agreements with respect to these instruments.

  Investment-grade debt securities are securities rated Baa or higher by Moody's or BBB or higher by Standard & Poor's, and unrated securities that are of equivalent quality in the opinion of the Portfolio's Adviser. The NRSROs' descriptions of these bond ratings are set forth in the Appendix to the Statement of Additional Information. Securities rated in the fourth highest category may have speculative characteristics; changes in economic conditions are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher grade bonds. Like the three highest grades, however, these securities are considered investment grade.

  Lower-Rated Securities. The Portfolio may also invest a portion of its assets, not to exceed 25%, in securities rated below Baa by Moody's or BBB by Standard & Poor's (commonly known as "junk bonds"), so long as they are consistent with the Portfolio's objective of seeking as high a level of total return as is consistent with prudent investment strategies. Such securities may include bonds rated as low as C by Moody's and by Standard & Poor's. See the Appendix to the Statement of Additional Information. The Portfolio's Adviser anticipates that a substantial portion of the Portfolio's lower-rated securities will be in the higher end of these ratings.

  Lower-rated and comparable unrated securities (collectively referred to in this discussion as "lower-rated securities") will likely have some quality and protective characteristics that, in the judgment of the rating organization, are out-weighed by large uncertainties or major risk exposures to adverse conditions; and are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation.

  While the market values of lower-rated securities tend to react less to fluctuations in interest rate levels than the market values of higher-rated securities, the market values of certain lower-rated securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities. In addition, lower-rated securities generally present a higher degree of credit risk. Issuers of lower-rated securities are often highly leveraged and may not have more traditional methods of financing available to them so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater because lower-rated securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. The Portfolio may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. The existence of limited markets for lower-rated securities may diminish the Portfolio's ability to obtain accurate market quotations for purposes of valuing such securities and calculating its net asset value. For additional information about the possible risks of investing in junk bonds, see "Investment Objectives and Policies--Lower-Rated Bonds" in the Statement of Additional Information.

  Foreign Securities. The Portfolio may invest up to 15% of its total assets in debt securities, including securities denominated in foreign currencies of foreign issuers (including foreign governments) in developed countries and emerging markets. Because the Portfolio may invest in foreign securities, investment in the Portfolio involves investment risks that are different in some respects from an investment in a fund which invests only in securities of U.S. domestic issuers. Such risks may include adverse future political and economic developments, the possible imposition of foreign withholding taxes on interest income payable on the securities held in the Portfolio, possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on securities in the Portfolio. There may also be less publicly available information about a foreign issuer than about a domestic issuer and foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic issuers.

  The considerations described above generally are more of a concern in developing countries inasmuch as their economic systems are generally smaller and less diverse and mature and their political systems less stable than those in developed countries. The Portfolio seeks to mitigate the risks associated with these considerations through diversification and active portfolio management.

  The Portfolio may invest up to 35% of its assets in U.S. dollar-denominated obligations issued by foreign branches of domestic banks ("Eurodollar" obligations) and domestic branches of foreign banks ("Yankee dollar" obligations).

  The Portfolio may employ certain investment strategies which are discussed under the caption "Investment Strategies" below and in the Statement of Additional Information.

T. ROWE PRICE EQUITY INCOME PORTFOLIO

  The investment objective of the T. Rowe Price Equity Income Portfolio is to seek to provide substantial dividend income and also capital appreciation by investing primarily in dividend-paying common stocks of established companies. In pursuing its objective, the Portfolio emphasizes companies with favorable prospects for increasing dividend income, and secondarily, capital appreciation. Over time, the income component (dividends and interest earned) of the Portfolio's investments is expected to be a significant contributor to the Portfolio's total return. The Portfolio's yield is expected to be significantly above that of the S&P 500 Index. Total return will consist primarily of dividend income and secondarily of capital appreciation (or depreciation).

  The investment program of the Portfolio is based on several premises. First, the Portfolio's Adviser believes that, over time, dividend income can account for a significant component of the total return from equity investments. Second, dividends are normally a more stable and predictable source of return than capital appreciation. While the price of a company's stock generally increases or decreases in response to short-term earnings and market fluctuations, its dividends are generally less volatile. Finally, the Portfolio's Adviser believes that stocks which distribute a high level of current income tend to have less price volatility than those which pay below average dividends.

  To achieve its objective, the Portfolio, under normal circumstances, will invest at least 65% of its total assets in income-producing common stocks, whose prospects for dividend growth and capital appreciation are considered favorable by its Adviser. To enhance capital appreciation potential, the Portfolio also uses a "value" approach and invests in stocks and other securities its Adviser believes are temporarily undervalued by various measures, such as price/earnings ratios. The Portfolio's investments will generally be made in companies which share some of the following characteristics:

  . established operating histories;

  . above-average current dividend yields relative to the S&P 500 Index;

  . low price/earnings ratios relative to the S&P 500 Index;

  . sound balance sheets and other financial characteristics; and

  . low stock price relative to company's underlying value as measured by assets, earnings, cash flow or business franchises.

  Although the Portfolio will invest primarily in U.S. common stocks, it may also purchase other types of securities, for example, foreign securities, preferred stocks, convertible securities and warrants, when considered consistent with the Portfolio's investment objective and program.

  In the event that future economic or financial conditions adversely affect equity securities, or stocks are considered overvalued, or the Portfolio's Adviser believes that investing for defensive purposes is appropriate, or in order to meet anticipated redemption requests, the Portfolio may invest part or all of its assets in U.S. government securities and high quality (within the two highest rating categories assigned by a NRSRO) U.S. and foreign dollar-denominated money market securities including certificates of deposit, bankers' acceptances, commercial paper, short-term corporate securities and repurchase agreements.

  The Portfolio may invest up to 25% of its total assets in foreign securities. These include non-dollar denominated securities traded outside the U.S. and dollar denominated securities traded in the U.S. (such as American Depositary Receipts). Such investments increase a portfolio's diversification and may enhance return, but they may represent a greater degree of risk than investing in domestic securities. These risks are discussed in the above section of this Prospectus describing the T. Rowe Price International Stock Portfolio.

  The Portfolio may invest in debt securities of any type including municipal securities, without regard to quality or rating. Such securities would be purchased in companies which meet the investment criteria for the Portfolio. The price of a bond fluctuates with changes in interest rates, rising when interest rates fall and falling when interest rates rise. The Portfolio, however, will not invest more than 10% of its total assets in securities rated below Baa by Moody's or BBB by Standard & Poor's (commonly known as "junk bonds"). Such securities may include bonds rated as low as C by Moody's and by Standard & Poor's. See the Appendix to the Statement of Additional Information. Investments in non-investment grade securities entail certain risks which are discussed in the above section of this Prospectus describing the Dreyfus U.S. Government Securities Portfolio under the heading "Lower-Rated Securities."

  The Portfolio may employ certain investment strategies which are discussed under the caption "Investment Strategies" below and in the Statement of Additional Information.

T. ROWE PRICE GROWTH STOCK PORTFOLIO

  The investment objectives of the T. Rowe Price Growth Stock Portfolio are to seek long-term growth of capital and to increase dividend income through investment primarily in common stocks of well-established growth companies. A growth company is defined by the Portfolio's Adviser as one which: (1) has demonstrated historical growth of earnings faster than the growth of inflation and the economy in general; and (2) has indications of being able to continue this growth pattern in the future. Total return will consist primarily of capital appreciation or depreciation and secondarily of dividend income.

  More than fifty years ago, Thomas Rowe Price pioneered the Growth Stock Theory of Investing. It is based on the premise that inflation represents a more serious, long-term threat to an investor's portfolio than stock market fluctuations or recessions. Mr. Price believed that when a company's earnings grow faster than both inflation and the economy in general, the market will eventually reward its long-term earnings growth with a higher stock price. In addition, the company should be able to raise its dividend in line with its growth in earnings.

  Although corporate earnings can be expected to be lower during periods of recession, it is the Portfolio Adviser's opinion that, over the long term, the earnings of well-established growth companies will not be affected adversely by unfavorable economic conditions to the same extent as the earnings of more cyclical companies. However, investors should be aware that the Portfolio's share value may not always reflect the long-term earnings trend of growth companies.

  The Portfolio will invest primarily in the common stocks of a diversified group of well-established growth companies. While current dividend income is not a prerequisite in the selection of a growth company, the companies in which the Portfolio will invest normally have a record of paying dividends and are generally expected to increase the amounts of such dividends in future years as earnings increase.

  Although the Portfolio will invest primarily in U.S. common stocks, it may also purchase other types of securities, for example, foreign securities, preferred stocks, convertible securities and warrants, when considered consistent with the Portfolio's investment objectives and program.

  In the event that future economic or financial conditions adversely affect equity securities, or stocks are considered overvalued, or the Portfolio's Adviser believes that investing for defensive purposes is appropriate, or in order to meet anticipated redemption requests, the Portfolio may invest part or all of its assets in U.S. government securities and high quality (within the two highest rating categories assigned by a NRSRO) U.S. and foreign dollar-denominated money market securities including certificates of deposit, bankers' acceptances, commercial paper, short-term corporate securities and repurchase agreements.

  The Portfolio may invest up to 30% of its total assets in foreign securities. These include non-dollar denominated securities traded outside the U.S. and dollar denominated securities traded in the U.S. (such as American Depositary Receipts). Such investments increase a portfolio's diversification and may enhance return, but they may represent a greater degree of risk than investing in domestic securities. These risks are discussed in the above section of this Prospectus describing the T. Rowe Price International Stock Portfolio.

  The Portfolio may employ certain investment strategies which are discussed under the caption "Investment Strategies" below and in the Statement of Additional Information.

OPPORTUNITY VALUE PORTFOLIO

  The investment objective of the Opportunity Value Portfolio is to achieve growth of capital over time through investment in a portfolio consisting of common stocks, bonds and cash equivalents, the percentages of which will vary based on the Portfolio Adviser's assessments of the relative outlook for such investments. In seeking to achieve its investment objective, the types of equity securities in which the Portfolio may invest will be securities of companies that are believed by the Portfolio's Adviser to be undervalued in the marketplace in relation to factors such as the companies' assets or earnings. It is the Adviser's intention to invest in securities of companies which in its opinion possess one or more of the following characteristics: undervalued assets, valuable consumer or commercial franchises, securities valuation below peer companies, substantial and growing cash flow and/or a favorable price to book value relationship. Investment policies aimed at achieving the Portfolio's objective are set in a flexible framework of securities selection which primarily includes equity securities, such as common stocks, preferred stocks, convertible securities, rights and warrants in proportions which vary from time to time. The Portfolio will invest primarily in stocks listed on the New York Stock Exchange. In addition, it may also purchase securities of companies, including companies with small market capitalizations, listed on other domestic securities exchanges, securities traded in the domestic over-the-counter market and foreign securities provided that they are listed on a domestic or foreign securities exchange or represented by American Depositary Receipts listed on a domestic securities exchange or traded in domestic or foreign over-the-counter markets.

  Investing in foreign securities may present a greater degree of risk than investing in domestic securities. These risks are discussed in the above section of this Prospectus describing the T. Rowe Price International Stock Portfolio. Investing in the securities of small capitalization companies involves greater risk exposure and reward potential than investments in larger capitalization companies. These risks are discussed in the above section of this Prospectus describing the Dreyfus Small Cap Value Portfolio.

  Debt securities are expected to be predominantly investment grade intermediate to long-term U.S. government and corporate debt, although the Portfolio will also invest in high quality short-term money market and cash equivalent securities and may invest almost all of its assets in such securities when the Portfolio's Adviser deems it advisable in order to preserve capital. The Portfolio's debt securities may also include mortgage-backed securities issued by the U.S. government, its agencies or instrumentalities and collateralized mortgage obligations that are issued or guaranteed by the U.S. government or its agencies or instrumentalities or that are collateralized by a portfolio of mortgages or mortgage-related securities guaranteed by such an agency or instrumentality.

  The effective maturity of a mortgage-backed security may be shortened by unscheduled or early payment of principal and interest on the underlying mortgages, which may affect the effective yield of such securities. The principal that is returned may be invested in instruments having a higher or lower yield than the prepaid instruments depending on then-current market conditions.

  Investment grade securities will, at the time of purchase, have ratings within the four highest rating categories established by Moody's, Standard & Poor's, or a similar NRSRO or, if not rated, be of comparable quality as determined by the Portfolio's Adviser. The NRSROs' descriptions of these bond ratings are set forth in the Appendix to the Statement of Additional Information. Securities rated in the fourth highest category may have speculative characteristics; changes in economic or business conditions are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher grade bonds. Like the three highest grades, however, these securities are considered investment grade.

  It is the present intention of the Portfolio's Adviser to invest no more than 5% of the Portfolio's net assets in bonds rated below Baa3 by Moody's or BBB by Standard & Poor's (commonly knows as "junk bonds"). In the event that the Portfolio's Adviser intends in the future to invest more than 5% of the Portfolio's net assets in junk bonds, appropriate disclosures will be made to existing and prospective shareholders. For information about the possible risks of investing in junk bonds see "Investment Objectives and Policies--Lower Rated Bonds" in the Statement of Additional Information.

  The allocation of the Portfolio's assets among the different types of permitted investments will vary from time to time based upon the Portfolio Adviser's evaluation of economic and market trends and its perception of the relative values available from such types of securities at any given time. There is neither a minimum nor a maximum percentage of the Portfolio's assets that may, at any given time, be invested in any of the types of investments identified above. Consequently, while the Portfolio will earn income to the extent it is invested in bonds or cash equivalents, the Portfolio does not have any specific income objective. Although there is neither a minimum nor maximum percentage of the Portfolio's assets that may, at any given time, be invested in any of the types of investments identified above, it is anticipated that most of the time the substantial majority of the Portfolio's assets will be invested in common stocks.

  The Portfolio may employ certain investment strategies which are discussed under the caption "Investment Strategies" below and in the Statement of Additional Information.

ENHANCED INDEX PORTFOLIO

  The investment objective of the Enhanced Index Portfolio is to earn a total return modestly in excess of the total return performance of the S&P 500 Index (including the reinvestment of dividends) while maintaining a volatility of return similar to the S&P 500 Index. The

Portfolio is appropriate for investors who seek a modestly enhanced total return relative to that of large and medium sized U.S. companies typically represented in the S&P 500 Index. The Portfolio intends to invest in securities of approximately 300 issuers, which securities are rated by the Portfolio's Adviser to have above average expected returns.

  The Portfolio seeks to achieve its investment objective through fundamental analysis, systematic stock valuation and disciplined portfolio construction.

  . Fundamental research: The Portfolio Adviser's approximately 25 domestic equity analysts, each an industry specialist with an average of approximately 12 years experience, follow over 900 predominantly large and medium sized U.S. companies--approximately 525 of which form the universe for the Portfolio's investments. A substantial majority of these companies are issuers of securities which are included in the S&P 500 Index. The analysts' research goal is to forecast normalized, longer term earnings and dividends for the companies that they cover.

  . Systematic valuation: The analysts' forecasts are converted into comparable expected returns by a dividend discount model, which calculates those expected returns by solving for the rate of return that equates the company's current stock price to the present value of its estimated long-term earnings power. Within each sector, companies are ranked by their expected return and grouped into quintiles; those with the highest expected returns (Quintile 1) are deemed the most undervalued relative to their long-term earnings power, while those with the lowest expected returns (Quintile 5) are deemed the most overvalued.

  . Disciplined portfolio construction: A diversified portfolio is constructed using disciplined buy and sell rules. Portfolio sector weightings will generally approximate those of the S&P 500 Index. The Portfolio will normally be principally comprised, based on the dividend discount model, of stocks in the first three Quintiles. Finally, the Portfolio holds a large number of stocks to enhance its diversification.

  Under normal market circumstances, the Portfolio's Adviser will invest at least 65% of its net assets in equity securities consisting of common stocks and other securities with equity characteristics such as trust interests, limited partnership interests, preferred stocks, warrants, rights and securities convertible into common stock. The Portfolio's primary equity investments will be the common stock of large and medium sized U.S. companies with market capitalizations above $1 billion. Such securities will be listed on a national securities exchange or traded in the over-the-counter market. The Portfolio may invest in similar securities of foreign corporations, provided that the securities of such corporations are included in the S&P 500 Index.

  The Portfolio intends to manage its portfolio actively in pursuit of its investment objective. Since the Portfolio has a long-term investment perspective, it does not intend to respond to short-term market fluctuations or to acquire securities for the purpose of short-term trading; however, it may take advantage of short-term trading opportunities that are consistent with its objective.

  During ordinary market conditions, the Portfolio's Adviser will keep the Portfolio as fully invested as practicable in the equity securities described above. In the event that future economic or financial conditions adversely affect equity securities, or stocks are considered overvalued, or the Portfolio's Adviser believes that investing for defensive purposes is appropriate, or in order to meet anticipated redemption requests, the Portfolio may invest part or all of its assets in U.S. government securities and high quality (within the two highest rating categories assigned by a NRSRO) U.S. dollar-denominated money market securities including certificates of deposit, bankers' acceptances, commercial paper, short-term debt securities and repurchase agreements.

  Convertible bonds and other fixed income securities (other than money market instruments) in which the Portfolio may invest will, at the time of investment, have ratings within the four highest rating categories established by Moody's, Standard & Poor's, or a similar NRSRO or, if not rated, be of comparable quality as determined by the Portfolio's Adviser. The NRSROs' descriptions of these bond ratings are set forth in the Appendix to the Statement of Additional Information. Securities rated in the fourth highest category may have speculative characteristics; changes in economic or business conditions are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher grade bonds. Like the three highest grades, however, these securities are considered investment grade.

  The Portfolio may invest in certain foreign securities which may represent a greater degree of risk than investing in domestic securities. These risks are discussed in the above section of this Prospectus describing the T. Rowe Price International Stock Portfolio.

  The Portfolio may employ certain investment strategies which are discussed under the caption "Investment Strategies" below and in the Statement of Additional Information.

INVESTMENT STRATEGIES

  In addition to making investments directly in securities, the Portfolios (other than the TCW Money Market Portfolio) may write covered call and put options and hedge their investments by purchasing options and engaging in transactions in futures contracts and related options. The Adviser to the TCW Managed Asset Allocation Portfolio does not presently intend to utilize futures contracts and related options but may do so in the future. The Advisers to the Dreyfus Small Cap Value Portfolio and the Opportunity Growth Portfolio do not currently intend to write covered call and put options or engage in transactions in futures contracts and related options, but may do so in the future. The

T. Rowe Price International Stock, Dreyfus U.S. Government Securities, T. Rowe Price Equity Income, T. Rowe Price Growth Stock, Opportunity Value and Enhanced Index Portfolios may engage in foreign currency exchange transactions to protect against changes in future exchange rates. All Portfolios except the TCW Money Market Portfolio may invest in American Depositary Receipts and European Depositary Receipts. All Portfolios may enter into repurchase agreements, may make forward commitments to purchase securities, lend their portfolio securities and borrow funds under certain limited circumstances. The
T. Rowe Price Equity Income, T. Rowe Price Growth Stock, T. Rowe Price International Stock and Dreyfus U.S. Government Securities Portfolios may invest in hybrid instruments. The investment strategies referred to above and the risks related to them are summarized below and certain of these strategies are described in more detail in the Statement of Additional Information.

  Options and Futures Transactions. A Portfolio (other than the TCW Money Market Portfolio) may seek to increase the current return on its investments by writing covered call or covered put options. The Advisers to the Dreyfus Small Cap Value Portfolio and the Opportunity Value Portfolio have no present intention to engage in this strategy, but may do so in the future.

  In addition, a Portfolio (other than the TCW Money Market Portfolio) may at times seek to hedge against either a decline in the value of its portfolio securities or an increase in the price of securities which its Adviser plans to purchase through the writing and purchase of options on securities and any index of securities in which the Portfolio may invest and the purchase and sale of futures contracts and related options. The Advisers to the TCW Managed Asset Allocation, Dreyfus Small Cap Value and Opportunity Value Portfolios have no present intention to use this strategy, but may do so in the future.

  The Adviser to the Dreyfus U.S. Government Securities Portfolio does not presently intend to purchase or sell call or put options but may enter into interest rate futures contracts and write and purchase put and call options on such futures contracts. The Portfolio may purchase and sell interest rate futures contracts as a hedge against changes in interest rates. A futures contract is an agreement between two parties to buy and sell a security for a set price on a future date. Futures contracts are traded on designated "contracts markets" which, through their clearing corporations, guarantee performance of the contracts. Currently, there are futures contracts based on securities such as long-term U.S. Treasury bonds, U.S. Treasury notes, GNMA Certificates and three-month U.S. Treasury bills.

  Generally, if market interest rates increase, the value of outstanding debt securities declines (and vice versa). Entering into a futures contract for the sale of securities has an effect similar to the actual sale of securities, although the sale of the futures contracts might be accomplished more easily and quickly. For example, if the Portfolio holds long-term U.S. Government Securities and the Adviser anticipates a rise in long-term interest rates, it could, in lieu of disposing of its portfolio securities, enter into futures contracts for the sale of similar long-term securities. If interest rates increased and the value of the Portfolio's securities declined, the value of the Portfolio's futures contracts would increase, thereby protecting the Portfolio by preventing the net asset value from declining as much as it otherwise would have. Similarly, entering into futures contracts for the purchase of securities has an effect similar to the actual purchase of the underlying securities, but permits the continued holding of securities other than the underlying securities. For example, if the Adviser expects long-term interest rates to decline, the Portfolio might enter into futures contracts for the purchase of long-term securities, so that it could gain rapid market exposure that may offset anticipated increases in the cost of securities it intends to purchase, while continuing to hold higher-yielding short-term securities or waiting for the long-term market to stabilize.

  A Portfolio (other than the TCW Money Market Portfolio) also may purchase and sell listed put and call options on futures contracts. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), at a specified exercise price at any time during the option period. When an option on a futures contract is exercised, delivery of the futures position is accompanied by cash representing the difference between the current market price of the futures contract and the exercise price of the option.

  The Dreyfus U.S. Government Securities Portfolio may purchase put options on interest rate futures contracts in lieu of, and for the same purpose as, sale of a futures contract. It also may purchase such put options in order to hedge a long position in the underlying futures contract in the same manner as it purchases "protective puts" on securities. The purchase of call options on interest rate futures contracts is intended to serve the same purpose as the actual purchase of the futures contract, and the Portfolio will set aside cash or cash equivalents sufficient to purchase the amount of portfolio securities represented by the underlying futures contracts.

  A Portfolio may not purchase futures contracts or related options if, immediately thereafter, more than 33 1/3% (25% for the T. Rowe Price Equity Income Portfolio, the T. Rowe Price Growth Stock Portfolio and the T. Rowe Price International Stock Portfolio) of the Portfolio's total assets would be so invested.

  The Portfolios' Advisers generally expect that options and futures transactions for the Portfolios will be conducted on securities and other exchanges. In certain instances, however, a Portfolio may purchase and sell options in the over-the-counter market. The staff of the Securities and Exchange Commission considers over-the-counter options to be illiquid. A Portfolio's ability to terminate option positions established in the over-the-counter market may be more limited than in the case of exchange traded options and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio. There can be no assurance that a Portfolio will be able to effect closing transactions at any particular time or at an acceptable price. The use of options and futures involves the risk of imperfect correlation between movements in options and futures prices and movements in the prices of the securities that are being hedged. Expenses and losses incurred as a result of these hedging strategies will reduce the Portfolio's current return. In many foreign countries, futures and options markets do not exist or are not sufficiently developed to be effectively used by a Portfolio.

  Foreign Currency Transactions. The Dreyfus U.S. Government Securities, T. Rowe Price Equity Income, T. Rowe Price Growth Stock, T. Rowe Price International Stock, Opportunity Value and Enhanced Index Portfolios may purchase foreign currency on a spot (or cash) basis, enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts"), purchase and sell foreign currency futures contracts, and purchase exchange traded and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies. The Adviser to a Portfolio may engage in these transactions to protect against uncertainty in the level of future exchange rates in connection with the purchase and sale of portfolio securities ("transaction hedging") and to protect the value of specific portfolio positions ("position hedging").

  Hedging transactions involve costs and may result in losses. The Dreyfus U.S. Government Securities, T. Rowe Price Equity Income, T. Rowe Price Growth Stock,
T. Rowe Price International Stock, Opportunity Value and Enhanced Index Portfolios may write covered call options on foreign currencies to offset some of the costs of hedging those currencies. A Portfolio will engage in over-the-counter transactions only when appropriate exchange traded transactions are unavailable and when, in the opinion of the Portfolio's Adviser, the pricing mechanism and liquidity are satisfactory and the participants are responsible parties likely to meet their contractual obligations. A Portfolio's ability to engage in hedging and related option transactions may be limited by tax considerations.

  Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities which the Portfolio owns or intends to purchase or sell. They simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result from the increase in the value of such currency.

  Interest Rate Transactions. In order to attempt to protect the value of its portfolio from interest rate fluctuations, the Dreyfus U.S.

Government Securities Portfolio may enter into various hedging transactions, such as interest rate swaps and the purchase or sale of interest rate caps and floors. Interest rate swaps involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor. The Adviser to the Portfolio expects to enter into these transactions on behalf of the Portfolio primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date. The Portfolio intends to use these transactions as a hedge and not as a speculative investment. The Portfolio will not sell interest rate caps or floors that it does not own.

  The Portfolio may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending on whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these hedging transactions are entered into for good faith hedging purposes, the Adviser to the Portfolio and the Fund believe such obligations do not constitute senior securities and accordingly, will not treat them as being subject to the Portfolio's borrowing restrictions. The net amount of the excess, if any, of the Portfolio's obligations over its entitlement with respect to each interest rate swap will be accrued on a daily basis and an amount of cash or liquid securities having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Portfolio's custodian. The Portfolio will not enter into any interest rate swap, cap or floor transactions unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in the highest category of at least one NRSRO at the time of entering into such transaction. If there is a default by the other party to such a securities transaction, the Portfolio will have contractual remedies pursuant to the agreements related to the transactions. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps.

  Dollar Roll Transactions. The Dreyfus U.S. Government Securities Portfolio may enter into dollar roll transactions with selected banks and broker-dealers. Dollar roll transactions are comprised of the sale by the Portfolio of mortgage-based securities, together with a commitment to purchase similar, but not identical, securities at a future date. In addition, the Portfolio is paid a fee as consideration for entering into the commitment to purchase. Dollar rolls may be renewed after cash settlement and initially may involve only a firm commitment agreement by the Portfolio to buy a security. If the broker-dealer to whom the Portfolio sells the security becomes insolvent, the Portfolio's right to purchase or repurchase the security may be restricted; the value of the security may change adversely over the term of the dollar roll; the security that the Portfolio is required to repurchase may be worth less than the security that the Portfolio originally held, and the return earned by the Portfolio with the proceeds of a dollar roll may not exceed transaction costs. Dollar roll transactions are treated as borrowings for purposes of the 1940 Act, and the aggregate of such transactions and all other borrowings of the Portfolio (including reverse repurchase agreements) will be subject to the requirement that the Portfolio maintain asset coverage of 300% for all borrowings.

  Reverse Repurchase Agreements. Each Portfolio is permitted to enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio sells a security and agrees to repurchase it at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. For the purposes of the 1940 Act it is considered a form of borrowing by the Portfolio and, therefore, is a form of leverage. Leverage may cause any gains or losses of the Portfolio to be magnified.

  Borrowings. A Portfolio other than the Dreyfus U.S. Government Securities, T. Rowe Price Equity Income, T. Rowe Price Growth Stock, T. Rowe Price International Stock, Opportunity Value and Enhanced Index Portfolios may borrow money for temporary purposes in amounts up to 5% of its total assets. The Dreyfus U.S. Government Securities Portfolio may borrow from banks and enter into reverse repurchase agreements or dollar rolls transactions in an amount equal to up to 33 1/3% of the value of its net assets (computed at the time the loan is made) to take advantage of investment opportunities and for temporary, extraordinary or emergency purposes. The Dreyfus U.S. Government Securities Portfolio may pledge up to 33 1/3% of its total assets to secure these borrowings. If the Portfolio's asset coverage for borrowings falls below 300%, the Portfolio will take prompt action to reduce its borrowings.

  The T. Rowe Price Equity Income, T. Rowe Price Growth Stock and T. Rowe Price International Stock Portfolios may borrow money as a temporary measure for emergency purposes, to facilitate redemption requests, or for other purposes consistent with the Portfolio's investment objective and program in an amount up to 33 1/3% of the Portfolio's net assets. Each Portfolio may pledge up to 33 1/3% of its total assets to secure these borrowings. These Portfolios may not purchase additional securities when borrowings exceed 5% of total assets.

  The Opportunity Value and Enhanced Index Portfolios may borrow money from banks as a temporary measure for extraordinary or emergency purposes in amounts up to 10% of its total assets. Neither Portfolio may purchase additional securities when borrowings exceed 5% of total assets.

  As a matter of operating policy, each of the Dreyfus U.S. Government Securities, T. Rowe Price Equity Income, T. Rowe Price Growth Stock and T. Rowe Price International Stock Portfolios will limit all borrowings to no more than 25% of such Portfolio's net assets.

  American and European Depositary Receipts. All Portfolios except the TCW Money Market Portfolio may purchase foreign securities in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") or other securities convertible into securities of corporations in which the Portfolios are permitted to invest pursuant to their respective investment objectives and policies. These securities may not necessarily be denominated in the same currency into which they may be converted. ADRs are receipts typically issued by a United States bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs are receipts issued in Europe by banks or depositories which evidence a similar ownership arrangement. Generally, ADRs, in registered form, are designed for use in United States securities markets and EDRs, in bearer form, are designed for use in European securities markets.

  Repurchase Agreements. All Portfolios may enter into repurchase agreements with a bank, broker-dealer or other financial institution as a means of earning a fixed rate of return on its cash reserves for periods as short as overnight. A repurchase agreement is a contract pursuant to which a Portfolio, against receipt of securities of at least equal value including accrued interest, agrees to advance a specified sum to the financial institution which agrees to reacquire the securities at a mutually agreed upon time (usually one day) and price. Each repurchase agreement entered into by a Portfolio will provide that the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest. The Portfolio's right to liquidate such securities in the event of a default by the seller could involve certain costs, losses or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase are less than the repurchase price, the Portfolio could suffer a loss.

  Forward Commitments. Each Portfolio may make contracts to purchase securities for a fixed price at a future date beyond customary settlement time ("forward commitments") if it holds, and maintains until the settlement date in a segregated account, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or if it enters into offsetting contracts for the forward sale of other securities it owns. Forward commitments may be considered securities in themselves and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the Portfolio's other assets. Where such purchases are made through dealers, the Portfolio relies on the dealer to consummate the sale. The dealer's failure to do so may result in the loss to the Portfolio of an advantageous yield or price.

  Securities Loans. Each Portfolio may seek to obtain additional income by making secured loans of its portfolio securities with a value up to 33 1/3% of its total assets. All securities loans will be made pursuant to agreements requiring the loans to be continuously secured by collateral in cash or high-grade debt obligations at least equal at all times to the market value of the loaned securities. The borrower pays to the Portfolio an amount equal to any dividends or interest received on loaned securities. The Portfolio retains all or a portion of the interest received on investment of cash collateral or receives a fee from the borrower. Lending portfolio securities involves risks of delay in recovery of the loaned securities or in some cases loss of rights in the collateral should the borrower fail financially.

  Hybrid Instruments. The T. Rowe Price Equity Income, T. Rowe Price Growth Stock and T. Rowe Price International Stock Portfolios may invest up to 10% of their total assets, and the Dreyfus U.S. Government Securities Portfolio may invest up to 5% of its total assets, in hybrid instruments. Hybrid instruments have recently been developed and combine the elements of futures contacts or options with those of debt, preferred equity or a depository instrument. Often these hybrid instruments are indexed to the price of a commodity, particular currency, or a domestic or foreign debt or equity securities index. Hybrid instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity. Hybrid instruments may bear interest or pay dividends at below market (or even relatively nominal) rates. Under certain conditions, the redemption value of such an instrument could be zero. Hybrid instruments can have volatile prices and limited liquidity and their use by a Portfolio may not be successful.

  Fixed-Income Securities--Downgrades. If any security invested in by any of the Portfolios loses its rating or has its rating reduced after the Portfolio has purchased it, unless required by law, the Portfolio is not required to sell or otherwise dispose of the security, but may consider doing so.

  Illiquid Securities. Each Portfolio may invest up to 10% (15% with respect to T. Rowe Price International Stock Portfolio, T. Rowe Price Equity Income Portfolio, T. Rowe Price Growth Stock Portfolio, Dreyfus Small Cap Value Portfolio, Opportunity Value Portfolio, Enhanced Index Portfolio and, if approved by shareholders at an upcoming shareholders meeting, the Value Equity Portfolio) of its net assets in illiquid securities and other securities which are not readily marketable, including non-negotiable time deposits, certain restricted securities not deemed by the Fund's Trustees to be liquid and repurchase agreements with maturities longer than seven days. Securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, which have been determined to be liquid, will not be considered by the Portfolios' Advisers to be illiquid or not readily marketable and, therefore, are not subject to the aforementioned 10% or 15% limits. The inability of a Portfolio to dispose of illiquid or not readily marketable investments readily or at a reasonable price could impair the Portfolio's ability to raise cash for redemptions or other purposes. The liquidity of securities purchased by a Portfolio which are eligible for resale pursuant to Rule 144A will be monitored by the Portfolios' Advisers on an ongoing basis, subject to the oversight of the Trustees. In the event that such a security is deemed to be no longer liquid, a Portfolio's holdings will be reviewed to determine what action, if any, is required to ensure that the retention of such security does not result in a Portfolio having more than 10% or 15%, as applicable, of its assets invested in illiquid or not readily marketable securities.

                             MANAGEMENT OF THE FUND

  The Trustees and officers of the Fund provide broad supervision over the business and affairs of the Portfolios and the Fund.

THE MANAGER

  The Fund is managed by Endeavor Investment Advisers ("the Manager") which, subject to the supervision and direction of the Trustees of the Fund, has overall responsibility for the general management and administration of the Fund. The Manager is a general partnership of which Endeavor Management Co. is the managing partner. Endeavor Management Co., by whose employees all management services performed under the management agreement are rendered to the Fund, holds a 50.01% interest in the Manager and AUSA Financial Markets, Inc., an affiliate of PFL, holds the remaining 49.99% interest therein. Vincent
J. McGuinness, a Trustee of the Fund, together with his family members and trusts for the benefit of his family members, own all of Endeavor Management Co.'s outstanding common stock. Mr. McGuinness is Chairman, Chief Executive Officer and President of Endeavor Management Co.

  The Manager is responsible for providing investment management and administrative services to the Fund and in the exercise of such responsibility selects the investment advisers for the Fund's Portfolios (the "Advisers") and monitors the Advisers' investment programs and results, reviews brokerage matters, oversees compliance by the Fund with various federal and state statutes, and carries out the directives of the Trustees. The Manager is responsible for providing the Fund with office space, office equipment, and personnel necessary to operate and administer the Fund's business, and also supervises the provision of services by third parties such as the Fund's custodian and transfer agent. Pursuant to an administration agreement, First Data Investor Services Group, Inc. ("FDISG") assists the Manager in the performance of its administrative responsibilities to the Fund.

  As compensation for these services the Fund pays the Manager a monthly fee at the following annual rates of each Portfolio's average daily net assets: TCW Money Market Portfolio--.50%; TCW Managed Asset Allocation Portfolio--.75%; T. Rowe Price International Stock Portfolio--.90%; Value Equity Portfolio--.80%; Dreyfus Small Cap Value Portfolio--.80%; Dreyfus U. S. Government Securities Portfolio--.65%; T. Rowe Price Equity Income Portfolio--.80%; T. Rowe Price Growth Stock Portfolio--.80%; Opportunity Value Portfolio--.80%; Enhanced Index Portfolio--.75%. The management fees paid by the Portfolios (other than the TCW Money Market Portfolio and Dreyfus U.S. Government Securities Portfolio), although higher than the fees paid by most other investment companies in general, are comparable to management fees paid for similar services by many investment companies with similar investment objectives and policies. From the management fees, the Manager pays the expenses of providing investment advisory services to the Portfolios, including the fees of the Adviser of each Portfolio and the fees and expenses of FDISG pursuant to the administration agreement.

  In addition to the management fees, the Fund pays all expenses not assumed by the Manager, including, without limitation, expenses for legal, accounting and auditing services, interest, taxes, costs of printing and distributing reports to shareholders, proxy materials and prospectuses, charges of its custodian, transfer agent and dividend disbursing agent, registration fees, fees and expenses of the Trustees who are not interested persons of the Fund, insurance, brokerage costs, litigation, and other extraordinary or nonrecurring expenses. All general Fund expenses are allocated among and charged to the assets of the Portfolios of the Fund on a basis that the Trustees deem fair and equitable, which may be on the basis of relative net assets of each Portfolio or the nature of the services performed and relative applicability to each Portfolio.

THE ADVISERS

  Pursuant to an investment advisory agreement with the Manager, the Adviser to a Portfolio furnishes continuously an investment program for the Portfolio, makes investment decisions on behalf of the Portfolio, places all orders for the purchase and sale of investments for the Portfolio's account with brokers or dealers selected by such Adviser and may perform certain limited related administrative functions in connection therewith. For its services, the Manager pays the Adviser a fee based on a percentage of the average daily net assets of the Portfolio. An Adviser may place portfolio securities transactions with broker-dealers who furnish it with certain services of value in advising the Portfolio and other clients. In so doing, an Adviser may cause a Portfolio to pay greater brokerage commissions than it might otherwise pay. In seeking the most favorable price and execution available, an Adviser may, if permitted by law, consider sales of the Contracts as a factor in the selection of broker-dealers. OpCap Advisors may select, under certain circumstances, Oppenheimer & Co., Inc., one of its affiliates, to execute transactions for the Value Equity and Opportunity Value Portfolios. T. Rowe Price Associates, Inc. and Rowe Price-Fleming International, Inc. may utilize certain brokers indirectly related to them in the capacity as broker in connection with the execution of transactions for the T. Rowe Price Equity Income, T. Rowe Price Growth Stock and T. Rowe Price International Stock Portfolios. J.P. Morgan Investment Management Inc. may utilize certain brokers affiliated with it in connection with the execution of transactions for the Enhanced Index Portfolio. See the Statement of Additional Information for a further discussion of Portfolio trading.

  The Board of Trustees of the Fund has authorized the Manager and the Advisers to enter into arrangements with brokers who execute brokerage transactions for the Portfolios whereby a portion of the commissions earned by such brokers will be shared with a broker-dealer affiliate of the Manager. The affiliated broker will act an "introducing broker" in the transaction. Subject to the requirements of applicable law including seeking best price and execution of orders, commissions paid to executing brokers will not exceed ordinary and customary brokerage commissions.

  The Board of Trustees has determined that the Fund's brokerage commissions should be utilized for the Fund's benefit to the extent possible. After reviewing various alternatives, the Board concluded that commissions received by the broker-dealer affiliate of the Manager can be used to promote the distribution of the Fund's shares including payments to broker-dealers who sell the Contracts, the costs of training and educating such broker-dealers with respect to the Contracts and other bona-fide distribution costs payable to unaffiliated persons. Other than incidental costs related to establishing the broker-dealer affiliate as an "introducing broker", no portion of the commissions received by the broker-dealer affiliate of the Manager will be retained for its or any affiliate's benefit. On a quarterly basis, the Manager will report to the Board of Trustees the aggregate commissions received by its broker-dealer affiliate and the distribution expenses paid from such commissions. The Board of Trustees will periodically review the extent to which the foregoing arrangement reduces distribution expenses currently being incurred by the Manager or its affiliates on behalf of the Fund. The Board of Trustees may determine from time to time other appropriate uses for the Fund from the commissions it pays to executing brokers.

  The Manager will not implement this program until any required exemptive or no action relief is obtained from the Securities and Exchange Commission.

  TCW Funds Management, Inc. ("TCW") is the Adviser to the TCW Money Market Portfolio and the TCW Managed Asset Allocation Portfolio. As compensation for its services as investment adviser, the Manager pays TCW a monthly fee at the annual rate of .25% of the average daily net assets of the TCW Money Market Portfolio and .375% of the average daily net assets of the TCW Managed Asset Allocation Portfolio. TCW is a wholly owned subsidiary of The TCW Group, Inc., whose subsidiaries, including Trust Company of the West and TCW Asset Management Company, provide a variety of trust, investment management and investment advisory services. TCW and its affiliates, which as of December 31, 1996 had over $50 billion under management or committed for management, provide investment advisory services to a number of open-end and closed-end investment companies.

  James M. Goldberg, a Managing Director and Chairman of the Fixed Income Policy Committee of TCW, is the portfolio manager for the TCW Money Market Portfolio. Mr. Goldberg has been with TCW since 1984. Investment decisions for the equity portion of the TCW Managed Asset Allocation Portfolio are made by Norman Ridley in consultation with Stefan D. Abrams. Mr. Ridley is a Senior Vice President of TCW and has been with the firm since 1985. Since 1992 Mr. Abrams has been a Managing Director of TCW and is Director of Equity Strategy and Asset Allocation. Investment decisions for the fixed income portion of the TCW Managed Asset Allocation Portfolio are made by Mr. Goldberg.

  OpCap Advisors ("OpCap") (formerly known as Quest for Value Advisors) is the Adviser to the Value Equity Portfolio and the Opportunity Value Portfolio. As compensation for its services as investment adviser, the Manager pays OpCap a monthly fee at the annual rate of .40% of the average daily net assets of each of the Value Equity and Opportunity Value Portfolios, subject to reduction with respect to the Opportunity Value Portfolio in certain circumstances.

  OpCap is a majority-owned subsidiary of Oppenheimer Capital, a general partnership which is registered as an investment adviser under the Investment Advisers Act of 1940. The employees of Oppenheimer Capital render all investment management services performed under the investment advisory agreements to the Portfolios. Oppenheimer Financial Corp. holds a 33% interest in Oppenheimer Capital. Oppenheimer Capital, L.P., a Delaware limited partnership of which Oppenheimer Financial Corp. is the sole general partner, owns the remaining 67% interest of Oppenheimer Capital. The units of Oppenheimer Capital, L.P. are traded on the New York Stock Exchange. OpCap and its affiliates have operated as investment advisers to both mutual funds and other clients since 1968, and had approximately $48.2 billion under management as of December 31, 1996.

  On February 13, 1997, PIMCO Advisors L.P. ("PIMCO Advisors"), a registered investment adviser with approximately $110 billion in assets under management through various subsidiaries, signed an Agreement and Plan of Merger with Oppenheimer Group, Inc. ("OGI") and its subsidiary Oppenheimer Financial Corp. ("Opfin") pursuant to which PIMCO Advisors and its affiliate, Thomson Advisory Group Inc. ("TAG"), will acquire the one-third managing general partner interest in Oppenheimer Capital, its 1.0% general partnership interest in OpCap, and its 1.0% general partner interest in Oppenheimer Capital L.P. (the "Transaction") and OGI will be merged with and into TAG. The Transaction is subject to certain conditions being satisfied prior to closing, including consents from certain lenders, approvals from regulatory authorities, including a favorable tax ruling from the Internal Revenue Service, and consents of certain clients, which are expected to take up six months to obtain. If the Transaction is consummated, it will involve a change in control of Oppenheimer Capital and its subsidiary OpCap which will constitute an assignment and termination of the investment advisory agreements between the Manager and OpCap. At a meeting held on April 8, 1997, the Fund's Board of Trustees, including all of the "disinterested Trustees" as defined in the 1940 Act, approved and determined to submit to shareholders for approval, new investment advisory agreements with OpCap, substantially upon the same terms and conditions as the existing investment advisory agreements. Proxy material will be sent to shareholders of the Value Equity and Opportunity Value Portfolios concerning approval of the new investment advisory agreements.

  Eileen Rominger, Managing Director of Oppenheimer Capital, is the portfolio manager for the Value Equity Portfolio. Ms. Rominger has been with Oppenheimer Capital since 1981. Richard J. Glasebrook II, Managing Director of Oppenheimer Capital, is the portfolio manager for the Opportunity Value Portfolio. Mr. Glasebrook has been with Oppenheimer Capital since 1990. Mr. Glasebrook was named by Morningstar, Inc. (an independent service that monitors the performance of registered investment companies) as its 1995 Variable Fund Manager of the Year.

  The Dreyfus Corporation ("Dreyfus") is the Adviser to the Dreyfus U.S. Government Securities Portfolio and the Dreyfus Small Cap Value Portfolio. Dreyfus, which was formed in 1947, is a wholly-owned subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Bank Corporation ("Mellon"). As of December 31, 1996, Dreyfus managed or administered approximately $82 billion in assets for more than 1.7 million investor accounts nationwide. As compensation for its services as investment adviser, the Manager pays Dreyfus a monthly fee at the annual rate of .15% of the average daily net assets of the Dreyfus U.S. Government Securities Portfolio and .375% of the average daily net assets of the Dreyfus Small Cap Value Portfolio.

  Prior to September 16, 1996, OpCap was the Adviser to the Dreyfus Small Cap Value Portfolio (formerly known as the Value Small Cap Portfolio and prior to that the Quest for Value Small Cap Portfolio). As compensation for its services as investment adviser, the Manager paid OpCap a monthly fee at the annual rate of .40% of the Portfolio's average daily net assets.

  Mellon is a publicly-owned multibank holding company incorporated under Pennsylvania law in 1971 and registered under the Federal Bank

Holding Company Act of 1956, as amended. Mellon provides a comprehensive range of financial products and services in domestic and selected international markets. Mellon is among the twenty-five largest bank holding companies in the United States based on total assets. Mellon's principal wholly-owned subsidiaries are Mellon Bank, N.A., Mellon Bank (DE) National Association, Mellon Bank (MD), The Boston Company, Inc., AFCO Credit Corporation and a number of companies known as Mellon Financial Services Corporations. Through its subsidiaries, including Dreyfus, Mellon managed more than $233 billion in assets as of December 31, 1996, including approximately $81 billion in mutual fund assets. As of December 31, 1996, Mellon, through various subsidiaries, provided non-investment services, such as custodial or administrative services, for more than $1,046 billion in assets, including approximately $57 billion in mutual fund assets.

  Prior to May 1, 1996, The Boston Company Asset Management, Inc. ("Boston Company"), an affiliate of Dreyfus, was the Dreyfus U.S. Government Securities Portfolio's Adviser. Boston Company is a wholly-owned subsidiary of The Boston Company, Inc., which is an indirect wholly-owned subsidiary of Mellon.

  Andrew S. Windmueller, who has been employed by Dreyfus since October 1994 and by The Boston Company, Inc. since 1986, is the portfolio manager for the Dreyfus U.S. Government Securities Portfolio. Mr. Windmueller is co-member of the Fixed Income Strategy Committee and the Head of Credit Research of The Boston Company, Inc. and Vice President of Boston Company.

  The portfolio managers for the Dreyfus Small Cap Value Portfolio are David L. Diamond and Peter I. Higgins. Mr. Diamond has been employed by Boston Company since June, 1991 and by Dreyfus since October, 1994. Mr. Higgins has been employed by The Boston Company, Inc. since August, 1988, by Boston Company since June, 1991 and by Dreyfus since February, 1996.

  T. Rowe Price Associates, Inc. ("T. Rowe Price") is the Adviser to the T. Rowe Price Equity Income Portfolio and the T. Rowe Price Growth Stock Portfolio. As compensation for its services as investment adviser, the Manager pays T. Rowe Price a monthly fee at the annual rate of .40% of the average daily net assets of each of the T. Rowe Price Equity Income and T. Rowe Price Growth Stock Portfolios. T. Rowe Price serves as investment manager to a variety of individual and institutional investor accounts, including limited and real estate partnerships and other mutual funds.

  Investment decisions with respect to the T. Rowe Price Equity Income Portfolio are made by an Investment Advisory Committee composed of the following members: Brian C. Rogers, Chairman, Thomas H. Broadus, Jr., Richard
P. Howard, and William J. Stromberg. The Committee Chairman has day-to-day responsibility for managing the Portfolio and works with the Committee in developing and executing the Portfolio's investment program. Mr. Rogers has been Chairman of the

Committee since 1993. He joined T. Rowe Price in 1982 and has been managing investments since 1983.

  Investment decisions with respect to the T. Rowe Price Growth Stock Portfolio are made by an Investment Advisory Committee composed of the following members:
Richard W. Smith, Chairman, James A.C. Kennedy and Brian C. Rogers. The Committee Chairman has day-to-day responsibility for managing the Portfolio and works with the Committee in developing and executing the Portfolio's investment program. Mr. Smith has served on the Committee since 1995 and has been Chairman of the Committee since February, 1997. He joined T. Rowe Price in 1992. From 1987 to 1992, Mr. Smith was an Investment Analyst for Massachusetts Financial Services.

  Rowe Price-Fleming International, Inc. ("Price-Fleming") is the Adviser to the T. Rowe Price International Stock Portfolio (formerly the Global Growth Portfolio). As compensation for its services as investment adviser, the Manager pays Price-Fleming a monthly fee at an annual rate based on the Portfolio's average daily net assets as follows: .75% up to $20 million; .60% in excess of $20 million up to $50 million; and .50% of assets in excess of $50 million. At such time as the net assets of the Portfolio exceed $200 million, the fee shall be .50% of total average daily net assets.

  Prior to January 1, 1995, Ivory & Sime International, Inc. ("I&S") and Ivory & Sime plc acted as adviser and sub-adviser, respectively, for the Global Growth Portfolio. As compensation for its services as investment adviser, the Manager paid ISI a monthly fee at the annual rate of .45% of the average daily net assets of the Portfolio up to $400 million and .30% of average daily net assets in excess of $400 million. As compensation for its services, Ivory & Sime plc received from ISI 78% of the gross monthly fees paid by the Manager to ISI.

  Price-Fleming was incorporated in Maryland in 1979 as a joint venture between
T. Rowe Price and Robert Fleming Holdings Limited ("Flemings"). Flemings is a diversified investment organization which participates in a global network of regional investment offices in New York, London, Zurich, Geneva, Tokyo, Hong Kong, Manila, Kuala Lampur, South Korea and Taiwan.

  T. Rowe Price was incorporated in Maryland in 1947 as successor to the investment counseling business founded by the late Thomas Rowe Price, Jr., in 1937. Flemings was incorporated in 1974 in the United Kingdom as successor to the business founded by Robert Fleming in 1873. As of December 31, 1996, T. Rowe Price and its affiliates managed more than $95 billion of assets of which Price-Fleming managed the U.S. equivalent of approximately $25 billion.

  The common stock of Price-Fleming is 50% owned by a wholly-owned subsidiary of T. Rowe Price, 25% by a subsidiary of Fleming and 25% by

Jardine Fleming Group Limited ("Jardine Fleming"). (Half of Jardine Fleming is owned by Flemings and half by Jardine Matheson Holdings Limited.) T. Rowe Price has the right to elect a majority of the board of directors of Price-Fleming, and Flemings has the right to elect the remaining directors, one of whom will be nominated by Jardine Fleming.

  Investment decisions with respect to the T. Rowe Price International Stock Portfolio are made by an investment advisory group composed of the following members: Martin G. Wade, Christopher D. Alderson, Richard J. Bruce, Mark J. T. Edwards, John R. Ford, James B. M. Seddon, Benedict R. F. Thomas and David J.
L. Warren.

  Martin Wade joined Price-Fleming in 1979 and has 27 years of experience with the Fleming Group in research, client service and investment management. (Fleming Group includes Flemings and/or Jardine Fleming). Christopher Alderson jointed Price-Fleming in 1988 and has 10 years of experience with the Fleming Group in research and portfolio management. Peter Askew joined Price-Fleming in 1988 and has 21 years of experience managing multi-currency fixed income portfolios. Mark Edwards joined Price-Fleming in 1986 and has 15 years of experience in financial analysis. John Ford joined Price-Fleming in 1982 and has 16 years of experience with the Fleming Group in research and portfolio management. James Seddon joined Price-Fleming in 1987 and has nine years of experience in investment management. Benedict Thomas joined Price-Fleming in 1988 and has seven years of portfolio management experience. David Warren joined Price-Fleming in 1984 and has 16 years of experience in equity research, fixed income research and portfolio management.

  J.P. Morgan Investment Management Inc. ("Morgan") is the Adviser to the Enhanced Index Portfolio. As compensation for its services as investment adviser the Manager pays Morgan a monthly fee at the annual rate of .35% of the average daily net assets of the Enhanced Index Portfolio.

  Morgan is a wholly-owned subsidiary of J.P. Morgan and Co. Incorporated ("J.P. Morgan"), a bank holding company. Through offices in New York City and abroad, J.P. Morgan, through Morgan and other subsidiaries, including Morgan Guaranty Trust Company of New York, offers a wide range of services to governmental, institutional, corporate and individual customers and acts as investment adviser to individual and institutional clients with combined assets under management (as of December 31, 1996) of over $178 billion (of which Morgan advises over $176 billion). J.P. Morgan has a long history of service as adviser, underwriter and lender to an extensive roster of major companies and as a financial adviser to national governments. The firm, through its predecessor firms, has been in business for over a century and has been managing investments since 1913.

  Investment decisions with respect to the Enhanced Index Portfolio are made by an investment advisory group composed of Frederic A. Nelson, III, James Wiess, Leon Roisenberg and Timothy J. Devlin.

  Mr. Nelson is a Managing Director of Morgan and is responsible for the U.S. equity business, including active equity and structured strategies. Mr. Nelson joined Morgan in 1994 after 14 years at Bankers Trust Company where he was part of the Global Investment Management Group. Mr. Wiess, a Vice President of Morgan, is a portfolio manager in the Equity and Balanced Accounts Group with responsibility for portfolio rebalancing and product research and development in structured equity strategies. Mr. Wiess joined Morgan in 1992 and from 1984 to 1991 was employed by Oppenheimer & Co. Mr. Roisenberg joined Morgan in 1996 as a Vice President. From 1991 to 1996, Mr. Roisenberg was a quantative analyst/portfolio manager at Bankers Trust Company. Mr. Devlin joined Morgan in 1996 and is a member of the Structured Equity Group with the dual responsibilities of client servicing and portfolio management. From 1988 to 1996, Mr. Devlin was at Mitchell Hutchins where he managed quantitatively driven equity portfolios.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

  Each Portfolio intends to qualify each year as a "regulated investment company" under the Internal Revenue Code. By so qualifying, a Portfolio will not be subject to federal income taxes to the extent that its net investment income and net realized capital gains are distributed to shareholders.

  It is the intention of each Portfolio to distribute substantially all its net investment income. Although the Trustees of the Fund may decide to declare dividends at other intervals, dividends from investment income of each Portfolio are expected to be declared annually (except with respect to the TCW Money Market Portfolio where dividends will be declared daily and paid monthly) and will be distributed to the various separate accounts of PFL and not to Contract owners in the form of additional full and fractional shares of the Portfolio and not in cash. The result is that the investment performance of the Portfolios, including the effect of dividends, is reflected in the cash value of the Contracts. See the prospectus for the Contracts accompanying this Prospectus.

  All net realized long- or short-term capital gains of each Portfolio, if any, will be declared and distributed at least annually either during or after the close of the Portfolio's fiscal year and will be reinvested in additional full and fractional shares of the Portfolio. In certain foreign countries, interest and dividends are subject to a tax which is withheld by the issuer. U.S. income tax treaties with certain countries reduce the rates of these withholding taxes. The Fund intends to provide the documentation necessary to achieve the lower treaty rate of withholding whenever applicable or to seek refund of amounts withheld in excess of the treaty rate.

  For a discussion of the impact on Contract owners of income taxes PFL may owe as a result of (i) its ownership of shares of the Portfolios, (ii) its receipt of dividends and distributions thereon, and (iii) its gains from the purchase and sale thereof, reference should be made to the prospectus for the Contracts accompanying this Prospectus.

                         SALE AND REDEMPTION OF SHARES

  The Fund continuously offers shares of each Portfolio only to separate accounts of PFL, but may at any time offer shares to a separate account of any other insurer approved by the Trustees.

  AEGON USA Securities, Inc. ("AEGON Securities"), an affiliate of PFL, is the principal underwriter and distributor of the Contracts. AEGON Securities places orders for the purchase or redemption of shares of each Portfolio based on, among other things, the amount of net Contract premiums or purchase payments transferred to the separate accounts, transfers to or from a separate account investment division, policy loans, loan repayments, and benefit payments to be effected on a given date pursuant to the terms of the Contracts. Such orders are effected, without sales charge, at the net asset value per share for each Portfolio determined as of the close of regular trading on the New York Stock Exchange (currently 4:00 p.m., New York City time), on that same date.

  The net asset value of the shares of each Portfolio for the purpose of pricing orders for the purchase and redemption of shares is determined as of the close of the New York Stock Exchange, Monday through Friday, exclusive of national business holidays. Net asset value per share is computed by dividing the value of all assets of a Portfolio (including accrued interest and dividends), less all liabilities of the Portfolio (including accrued expenses and dividends payable), by the number of outstanding shares of the Portfolio. The assets of the TCW Money Market Portfolio are valued at amortized cost and the assets of the other Portfolios are valued on the basis of their market values or, in the absence of a market value with respect to any portfolio securities, at fair value as determined by or under the direction of the Fund's Board of Trustees including the employment of an independent pricing service, as described in the Statement of Additional Information.

  Shares of the Portfolios may be redeemed on any day on which the Fund is open for business.

                            PERFORMANCE INFORMATION

  From time to time, the Fund may advertise the "average annual or cumulative total return" of the TCW Managed Asset Allocation, Value Equity, Dreyfus Small Cap Value, Dreyfus U.S. Government Securities, T. Rowe Price Equity Income, T. Rowe Price Growth Stock, T. Rowe Price International Stock, Opportunity Value and Enhanced Index Portfolios or the "yield" and "effective yield" of the TCW Money Market and Dreyfus U.S. Government Securities Portfolios and may compare the performance of the Portfolios with that of other mutual funds with similar investment objectives as listed in rankings prepared by Lipper Analytical Services, Inc., or similar independent services monitoring mutual fund performance, and with appropriate securities or other relevant indices. The "average annual total return" of a Portfolio refers to the average annual compounded rate of return over the stated period that would equate an initial investment in that Portfolio at the beginning of the period to its ending redeemable value, assuming reinvestment of all dividends and distributions and deduction of all recurring charges other than charges and deductions which are, or may be, imposed under the Contracts. Figures will be given for the recent one, five and ten year periods and for the life of the Portfolio if it has not been in existence for any such periods. When considering "average annual total return" figures for periods longer than one year, it is important to note that a Portfolio's annual total return for any given year might have been greater or less than its average for the entire period. "Cumulative total return" represents the total change in value of an investment in a Portfolio for a specified period (again reflecting changes in Portfolio share prices and assuming reinvestment of Portfolio distributions). The TCW Money Market Portfolio's "yield" refers to the income generated by an investment in the Portfolio over a seven-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the Portfolio is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment. The Dreyfus U.S. Government Securities Portfolio may advertise its 30-day yield. Such yield refers to the income that is generated over a stated 30-day (or one month) period (which period will be stated in the advertisement), divided by the net asset value per share on the last day of the period. The income is annualized by assuming that the income during the 30-day period remains the same each month over one year and compounded semi-annually. The methods used to calculate "average annual and cumulative total return" and "yield" are described further in the Statement of Additional Information.

  The performance of each Portfolio will vary from time to time in response to fluctuations in market conditions, interest rates, the composition of the Portfolio's investments and expenses. Consequently, a Portfolio's performance figures are historical and should not be considered representative of the performance of the Portfolio for any future period.

  OpCap is the investment adviser of the Managed Portfolio of the Accumulation Trust (formerly known as the Quest for Value Accumulation Trust) (the "Accumulation Trust"), a registered open-end investment company whose shares are sold to certain variable accounts of life insurance companies. The Managed Portfolio of the Accumulation Trust is substantially similar to the Opportunity Value Portfolio in that it has the same investment objective as the Opportunity Value Portfolio and is managed using the same investment strategies and techniques as contemplated for the Opportunity Value Portfolio.

  The Opportunity Value Portfolio commenced operations in November, 1996 and, consequently, does not have a significant operating history. See "Financial Highlights." Set forth below is certain performance information regarding the Managed Portfolio of the Accumulation Trust which has been obtained from OpCap, and is set forth in the current prospectus and statement of additional information of the Accumulation Trust. Investors should not rely on the following financial information as an indication of the future performance of the Opportunity Value Portfolio.

AVERAGE ANNUAL TOTAL RETURN OF COMPARABLE PORTFOLIO*(1)

                                                                FOR THE PERIOD
                             FOR THE YEAR    FOR THE FIVE YEARS FROM INCEPTION
                          ENDED DECEMBER 31, ENDED DECEMBER 31, TO DECEMBER 31,
                                 1996               1996            1996(2)
                          ------------------ ------------------ ---------------
Managed Portfolio of
  Accumulation Trust.....       22.77%             19.13%            20.09%

-----------
  * On September 16, 1994, an investment company called Quest for Value Accumulation Trust (the "Old Trust") was effectively divided into two investment funds, the Old Trust and the Accumulation Trust, at which time the Accumulation Trust commenced operations. The total net assets for the Managed Portfolio immediately after the transaction was $682,601,380 with respect to the Old Trust and $51,345,102 with respect to the Accumulation Trust. For the period prior to September 16, 1994, the performance figures above for the Managed Portfolio reflect the performance of the corresponding Portfolio of the Old Trust.
(1) Reflects waiver of all or a portion of the advisory fees and reimbursements of other expenses. Without such waivers and reimbursements, the average annual total return during the periods would have been lower.
(2) The Portfolio commenced operations on August 1, 1988.

  Morgan is the investment manager of certain Private Accounts. At December 31, 1996 and as of the date of this Prospectus, the Enhanced Index Portfolio had not commenced operations. However, these Private Accounts are substantially similar to the Enhanced Index Portfolio in that they have the same investment objectives as the Enhanced Index Portfolio and are managed using the same investment strategies and techniques as contemplated for the Enhanced Index Portfolio.

  Investors should not rely on the following financial information as an indication of the future performance of the Enhanced Index Portfolio. The performance of the Enhanced Index Portfolio may vary from the Private Account composite information because the Portfolio will be actively managed and its investments will vary from time to time and will not be identical to the past portfolio investments of the Private Accounts. Moreover, the Private Accounts are not registered under the 1940 Act and therefore are not subject to certain investment restrictions that are imposed by the 1940 Act, which, if imposed, could have adversely affected the Private Accounts' performances. In addition, the Private Accounts are not subject to the provisions of the Internal Revenue Code with respect to "regulated investment companies," which provisions, if imposed, could have adversely affected the Private Accounts' performances.

  The chart below shows hypothetical performance information derived from historical composite performance of the Private Accounts included in the Structured Stock Selection Composite. The hypothetical performance figures represent the actual performance results of the composite of comparable Private Accounts, adjusted to reflect the deduction of the fees and expenses anticipated to be paid by the Enhanced Index Portfolio. The actual Private Account composite performance figures are time-weighted rates of return which include all income and accrued income and realized and unrealized gains or losses, but do not reflect the deduction of investment advisory fees actually charged to the Private Accounts.

             HYPOTHETICAL AVERAGE ANNUAL TOTAL RETURN INFORMATION
                    DERIVED FROM PRIVATE ACCOUNT COMPOSITE

                                                               FOR THE PERIOD
                                     FOR THE    FOR THE FIVE   FROM INCEPTION
                                    YEAR ENDED  YEARS ENDED  (NOVEMBER 1, 1989)
                                   DECEMBER 31, DECEMBER 31,  TO DECEMBER 31,
                                       1996         1996            1996
                                   ------------ ------------ ------------------
Structured Stock Selection
  Composite.......................    22.21%       15.45%          14.61%

                            ----------------------

  The calculations of total return assume the reinvestment of all dividends and capital gains distributions on the reinvestment dates during the period and the deduction of all recurring expenses that were charged to shareholder accounts. The above tables do not reflect charges and deductions which are, or may be, imposed under the Contracts. For a description of such charges and deductions, see the prospectus accompanying this Prospectus which describes the Contracts.

                  ORGANIZATION AND CAPITALIZATION OF THE FUND

  The Fund was established in November 1988 as a business trust under Massachusetts law. The Fund has authorized an unlimited number of shares of beneficial interest which may, without shareholder approval, be divided into an unlimited number of series. Shares of the Fund are presently divided into ten series of shares, one for each of the Fund's ten Portfolios. Shares are freely transferable, are entitled to dividends as declared by the Trustees, and in liquidation are entitled to receive the net assets of their respective Portfolios, but not the net assets of the other Portfolios.

  Fund shares are entitled to vote at any meeting of shareholders. The Fund does not generally hold annual meetings of shareholders and will do so only when required by law. Matters submitted to a shareholder vote must be approved by each portfolio of the Fund separately except (i) when required by the 1940 Act, shares will be voted together as a single class and
(ii) when the Trustees have determined that the matter does not affect all portfolios, then only shareholders of the affected portfolio will be entitled to vote on the matter.

  Owners of the Contracts have certain voting interests in respect of shares of the Portfolios. See "Voting Rights" in the prospectus for the Contracts accompanying this Prospectus for a description of the rights granted Contract owners to instruct voting of shares.

                             ADDITIONAL INFORMATION

TRANSFER AGENT AND CUSTODIAN

  All cash and securities of the Fund are held by Boston Safe Deposit and Trust Company as custodian. FDISG, located at 4400 Computer Drive, Westborough, Massachusetts 01581, serves as transfer agent for the Fund.

INDEPENDENT AUDITORS

  Ernst & Young LLP, located at 200 Clarendon Street, Boston, Massachusetts, 02116, serves as the Fund's independent auditors.

                            ----------------------

  Statements contained in this Prospectus as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the registration statement of which this Prospectus forms a part, each such statement being qualified in all respects by such reference.

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
The Fund...................................................................   2
Financial Highlights.......................................................   4
Investment Objectives and Policies.........................................  13
 TCW Money Market Portfolio................................................  13
 TCW Managed Asset Allocation Portfolio....................................  16
 T. Rowe Price International Stock Portfolio...............................  18
 Value Equity Portfolio....................................................  22
 Dreyfus Small Cap Value Portfolio.........................................  23
 Dreyfus U.S. Government Securities Portfolio..............................  25
 T. Rowe Price Equity Income Portfolio.....................................  30
 T. Rowe Price Growth Stock Portfolio......................................  32
 Opportunity Value Portfolio...............................................  33
 Enhanced Index Portfolio..................................................  35
 Investment Strategies.....................................................  37
Management of the Fund.....................................................  45
 The Manager...............................................................  45
 The Advisers..............................................................  46
Dividends, Distributions and Taxes.........................................  53
Sale and Redemption of Shares..............................................  54
Performance Information....................................................  54
Organization and Capitalization of the Fund................................  57
Additional Information.....................................................  58
 Transfer Agent and Custodian..............................................  58
 Independent Auditors......................................................  58

                             ---------------------
  NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRE-SENTATION NOT CONTAINED IN THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFOR-MATION OR REPRESENTATION MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING OF ANY SECURITIES OTHER THAN THE REGISTERED SECURITIES TO WHICH IT RELATES OR AN OFFER TO ANY PERSON IN ANY STATE OR JURISDICTION OF THE UNITED STATES OR ANY COUNTRY WHERE SUCH OFFER WOULD BE UNLAWFUL.

                             ENDEAVOR SERIES TRUST

                      2101 East Coast Highway, Suite 300
                       Corona del Mar, California 92625
                                (800) 854-8393

                                    MANAGER
                  ------------------------------------------
                         Endeavor Investment Advisers
                      2101 East Coast Highway, Suite 300
                       Corona del Mar, California 92625

                              INVESTMENT ADVISERS
                   ------------------------------------------
                          TCW Funds Management, Inc.
                            865 S. Figueroa Street
                         Los Angeles, California 90071

                                OpCap Advisors
                          One World Financial Center
                           New York, New York 10281

                            The Dreyfus Corporation
                                200 Park Avenue
                           New York, New York 10166

                        T. Rowe Price Associates, Inc.
                             100 East Pratt Street
                           Baltimore, Maryland 21202

                    Rowe Price-Fleming International, Inc.
                             100 East Pratt Street
                           Baltimore, Maryland 21202

                    J.P. Morgan Investment Management Inc.
                               522 Fifth Avenue
                           New York, New York 10036

                                   CUSTODIAN
                   ------------------------------------------
                     Boston Safe Deposit and Trust Company
                               One Boston Place
                          Boston, Massachusetts 02108

PROSPECTUS
                             WRL SERIES FUND, INC.
                               GROWTH PORTFOLIO
                              201 HIGHLAND AVENUE

                        LARGO, FLORIDA 33770-2597
                           TELEPHONE (319) 398-8511

  WRL Series Fund, Inc. (the "Fund") is a diversified, open-end management investment company consisting of separate series or investment portfolios. This Prospectus pertains only to the Growth Portfolio of the Fund (the "Portfolio").

  The investment objective of the Growth Portfolio is growth of capital. There can be, of course, no assurance that the Portfolio will achieve its objective.

  Shares of the Fund are sold only to the separate accounts (the "Separate Accounts") of Western Reserve Life Assurance Co. of Ohio ("WRL"), PFL Life Insurance Company ("PFL"), and AUSA Life Insurance Company, Inc. ("AUSA") (WRL, PFL, and AUSA together, the "Life Companies") to fund the benefits under certain variable life insurance policies (the "Policies") and variable annuity contracts (the "Annuity Contracts"). The Life Companies are affiliates. The Separate Accounts, which may or may not be registered with the Securities and Exchange Commission, invest in shares of one or more of the portfolios in accordance with the allocation instructions received from holders of the Policies and the Annuity Contracts (collectively, the "Contract Owners"). Such allocation rights are further described in the prospectuses or disclosure documents for the Policies and the Annuity Contracts.

  WRL Investment Management, Inc. ("WRL Management") and Janus Capital Corporation serve as the investment adviser ("Investment Adviser") and the sub-adviser ("Sub-Adviser") respectively, to the Portfolio (collectively, "Advisers"). See "The Investment Adviser" and "The Sub-Adviser."

  This Prospectus sets forth concisely the information about the Portfolio that prospective investors ought to know before investing. Investors should read this Prospectus and retain it for future reference.

  Additional information about the Fund, the Portfolio and other portfolios of the Fund has been filed with the Securities and Exchange Commission (the "SEC") and is available upon request without charge by calling or writing the Fund. The Statement of Additional Information (the "SAI") pertaining to the Portfolio bears the same date as this Prospectus and is incorporated by reference into this Prospectus in its entirety.

                            ----------------------

SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, A BANK OR OTHER FINANCIAL INSTITUTION, AND THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. INVESTMENTS IN SHARES OF THE FUND INVOLVE INVESTMENT RISK, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

THIS PROSPECTUS MUST BE ACCOMPANIED BY THE CURRENT PROSPECTUS OR DISCLOSURE DOCUMENT FOR THE APPLICABLE VARIABLE ANNUITY CONTRACT OR FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY. ALL PROSPECTUSES SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

                            ----------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                            ----------------------

                       PROSPECTUS DATED MAY 1, 1997

                               TABLE OF CONTENTS

Financial Highlights........................................................   3
Performance Information.....................................................   4
The Growth Portfolio and the Fund...........................................   5
Other Investment Policies and Restrictions..................................   6
Portfolio Securities and Risk Factors.......................................   8
Management of the Fund......................................................  14
Other Information...........................................................  18
Distribution and Taxes......................................................  21

                             FINANCIAL HIGHLIGHTS

                     PER SHARE INCOME AND CAPITAL CHANGES

  The information contained in the table below for one share of capital stock outstanding during the fiscal periods ended on December 31 of each year is taken from the Fund's audited financial statements, which have been incorporated by reference in the SAI. The Fund's Annual Report contains additional performance information for the Portfolio. A copy of the Annual Report may be obtained without charge upon request.

                               GROWTH PORTFOLIO

                                                           YEARS ENDED DECEMBER 31,
                          -----------------------------------------------------------------------------------------------------
                             1996        1995       1994       1993      1992      1991      1990      1989     1988     1987
                          ----------  ----------  --------   --------  --------  --------  --------   -------  -------  -------
 Net Asset Value,
  Beginning of Period...      $31.66  $    23.81  $  26.25   $  25.83  $  26.26  $  17.48  $  17.85   $ 12.97  $ 11.14  $ 10.14
 INCOME FROM INVESTMENT
  OPERATIONS
  Net Investment Income.         .34         .26       .22        .28       .36       .27       .30       .19      .31      .21
  Net Gains or Losses on
   Securities (both
   realized and
   unrealized)..........        5.35       10.97     (2.41)       .79       .52     10.75      (.33)     6.29     1.83     1.00
                          ----------  ----------  --------   --------  --------  --------  --------   -------  -------  -------
   Total Income (Loss)
    From Investment
    Operations..........        5.69       11.23     (2.19)      1.07       .88     11.02      (.03)     6.48     2.14     1.21
                          ----------  ----------  --------   --------  --------  --------  --------   -------  -------  -------
 LESS DISTRIBUTIONS
  Dividends (from net
   investment income)...        (.35)       (.24)     (.22)      (.28)     (.36)     (.27)     (.30)     (.19)    (.31)    (.21)
  Dividends (in excess
   of net investment
   income)..............        (.01)        .00       .00        .00       .00       .00       .00       .00      .00      .00
  Distributions (from
   capital gains).......       (1.99)      (3.14)     (.00)      (.37)     (.95)    (1.97)     (.04)    (1.41)     .00      .00
  Distributions in
   excess of capital
   gains................         .00         .00      (.03)       .00       .00       .00       .00       .00      .00      .00
                          ----------  ----------  --------   --------  --------  --------  --------   -------  -------  -------
   Total Distributions..       (2.35)      (3.38)     (.25)      (.65)    (1.31)    (2.24)     (.34)    (1.60)    (.31)    (.21)
                          ----------  ----------  --------   --------  --------  --------  --------   -------  -------  -------
 Net Asset Value,
  End of Period.........      $35.00  $    31.66  $  23.81   $  26.25  $  25.83  $  26.26  $  17.48   $ 17.85  $ 12.97  $ 11.14
                          ==========  ==========  ========   ========  ========  ========  ========   =======  =======  =======
 Total Return*..........       17.96%      47.12%    (8.31%)     3.97%     2.35%    59.79%     (.22%)   47.04%   18.62%   10.90%
 RATIOS/SUPPLEMENTAL
  DATA
 Net Assets, End of
  Period (000 omitted)..  $1,527,409  $1,195,174  $814,383   $934,810  $711,422  $393,511  $129,057   $74,680  $28,497  $15,815
 Ratio of Expenses to
  Average Net Assets**..         .88%        .86%      .84%       .87%      .86%      .90%     1.00%     1.00%    1.00%    1.00%
 Ratio of Net Investment
  Income to Average Net
  Assets................         .98%        .90%      .88%      1.07%     1.44%     1.21%     2.06%     1.18%    2.50%    1.84%
 Ratios of Commissions
  paid to number of
  shares................        4.93%        N/A       N/A        N/A       N/A       N/A       N/A       N/A      N/A      N/A
 Portfolio Turnover Rate
  ......................       45.21%     130.48%   107.33%     77.91%    77.70%     7.27%   157.07%   123.80%   76.27%  222.13%

----------

 *The total return of the Portfolio reflects the advisory fee and all other Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges against the corresponding sub-accounts or the charges and deductions under the applicable Policy or Annuity Contract; including these charges would reduce total return figures for all periods shown.

**Ratio is net of advisory fee waiver for the periods ended December 31, 1987, 1988 and 1989 for which periods the ratio of expenses to average net assets would have been 1.90%, 1.49% and 1.13%, respectively, absent the advisory fee waiver by WRL.

                         PERFORMANCE INFORMATION

  The Fund may include quotations of the Portfolio's total return or yield in connection with the total return for the appropriate Separate Account, in advertisements, sales literature or reports to Contract Owners or to prospective investors. Total return and yield quotations for the Portfolio reflect only the performance of a hypothetical investment in the Portfolio during the particular time period shown as calculated based on the historical performance of the Portfolio during that period. Such quotations do not in any way indicate or project future performance. Quotations of total return and yield will not reflect charges or deductions against the Separate Accounts or charges and deductions against the Policies or the Annuity Contracts. Where relevant, the prospectuses for the Policies and the Annuity Contracts contain performance information which show total return and yield for the Separate Accounts, Policies or Annuity Contracts.

  TOTAL RETURN. Total return refers to the average annual percentage change in value of an investment in the Portfolio held for a stated period of time as of a stated ending date. When the Portfolio has been in operation for the stated period, the total return for such period will be provided if performance information is quoted. Total return quotations are expressed as average annual compound rates of return for each of the periods quoted. They also reflect the deduction of a proportionate share of the Portfolio's investment advisory fees and expenses, and assume that all dividends and capital gains distributions during the period are reinvested in the Portfolio when made.

  PERFORMANCE SHOWN IN ADVERTISING. The Portfolio may disclose in advertisements, sales literature and reports to Contract Owners or to prospective Contract Owners, total returns for the Portfolio for periods in addition to those required to be presented. It may also disclose other nonstandardized data, such as cumulative total returns, actual year-by-year returns, or any combination thereof.

  PERFORMANCE RANKINGS AND COMPARISONS TO STANDARD INDEXES. Performance of the Portfolio may also be compared to: (1) indexes, such as the S&P 500, the Dow Jones Industrial Average or other widely recognized indexes; (2) other mutual funds whose performance is reported by all or any of Lipper Analytical Services, Inc., ("Lipper"), Variable Annuity Research & Data Service ("VARDS") and Morningstar, Inc. ("Morningstar"), or as reported by other services, companies, individuals or other industry or financial publications of general interest, such as Forbes, Money, The Wall Street Journal, Business Week, Barron's, Kiplinger's Personal Finance and Fortune, which rank and/or rate mutual funds by overall performance or other criteria; and (3) the Consumer Price Index. Lipper, VARDS and Morningstar are widely quoted independent research firms which rank mutual funds according to overall performance, investment objective, and assets. Unmanaged indexes, such as the S&P 500, may assume the reinvestment of dividends but usually do not reflect any "deduction" for the expenses associated with operating and managing a portfolio. In connection with a ranking, the Portfolio will also provide information in sales literature, advertisements, and reports with respect to the ranking, including the particular category of fund to which it relates, the number of funds in the category, the period and criteria on which the ranking is based, and the effect of any fee waivers and/or expense reimbursements.

                       THE GROWTH PORTFOLIO AND THE FUND

  The Fund is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Growth Portfolio is a series of the Fund. The Fund consists of several series, or separate investment portfolios, which offer shares for investment by the Separate Accounts. This Prospectus describes only the Growth Portfolio.

INVESTMENT OBJECTIVE OF THE PORTFOLIO

  The Portfolio's investment objective and, unless otherwise noted, its investment policies and techniques, may be changed by the Board of Directors of the Fund without shareholder or Contract Owner approval. A change in the investment objective or policies of the Portfolio may result in the Portfolio having an investment objective or policies different from that which a Contract Owner deemed appropriate at the time of investment.

GROWTH PORTFOLIO

  The investment objective of the Portfolio is growth of capital.

  The Portfolio will invest substantially all of its assets in common stocks when the Sub-Adviser believes that the relevant market environment favors profitable investing in those securities. Common stock investments are selected in industries and companies that the Sub-Adviser believes are experiencing favorable demand for their products and services, and which operate in a favorable competitive environment and regulatory climate. The Sub-Adviser's analysis and selection process focuses on stocks issued by companies with earnings growth potential. In particular, the Portfolio intends to buy stocks with earnings growth potential that may not be recognized by the market. Securities are selected solely for their growth potential; investment income is not a consideration.

  The Portfolio may invest up to 25% of its assets in foreign securities (which may be purchased through American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs"), as well as directly), as described below and in the SAI. (See "PORTFOLIO SECURITIES AND RISK FACTORS--Foreign Securities," p.12.)

  Although the Portfolio's assets will be invested primarily in common stocks at most times, the Portfolio may increase its cash position when the Sub-Adviser is unable to locate investment opportunities with desirable risk/reward characteristics. The Portfolio may invest in government securities, high grade commercial paper, corporate bonds and debentures, warrants, preferred stocks or certificates of deposit of commercial banks or other debt securities when the Sub-Adviser perceives an opportunity for capital growth from such securities, or so that the Portfolio may receive a return on its uninvested cash. See the SAI for further descriptions of such securities. In the latter case, investment income may increase and may constitute a larger portion of the return on the Portfolio's investments, and the Portfolio may not participate in market advances or declines to the extent it would if the Portfolio were fully invested in common stocks. The Portfolio may invest up to 25% of its assets in securities of issuers in a single industry. The Portfolio does not currently hold or intend to invest more than 5% of its assets in non-investment grade securities. See the SAI for further information concerning such securities and bond ratings.

  The Portfolio may also invest in repurchase agreements and reverse repur-chase agreements. See "PORTFOLIO SECURITIES AND RISK FACTORS--Repurchase and Reverse Repurchase Agreements," p. 10.

                OTHER INVESTMENT POLICIES AND RESTRICTIONS

  The Portfolio is subject to certain other investment policies and restrictions which are described in the SAI for the Portfolio. Unless otherwise noted, the investment policies, techniques, and percentage restrictions described below are non-fundamental and may be changed by the Fund's Board of Directors without Contract Owner approval. In addition, unless otherwise stated below, the percentage limitations included in these policies and elsewhere in this Prospectus apply only at the time of purchase of the security.

LENDING AND BORROWING

  The Portfolio may lend its portfolio securities to qualified institutional buyers for the purpose of realizing additional income. Such loans must be continuously secured by liquid assets at least equal to the market value of the securities loaned and may not together with any other outstanding loans exceed 25% of the Portfolio's total assets. Securities lending may involve some credit risk to the Portfolio if the borrower defaults and the Portfolio is delayed or prevented from recovering the collateral or is otherwise required to cover a transaction in the security loaned. The Portfolio does not presently intend to lend securities or make any other loans valued at more than 5% of its total assets. To secure borrowings, the Portfolio may not mortgage or pledge its securities in amounts that exceed 15% of its net assets, at the time the loan or borrowing is made. If portfolio securities are loaned, collateral values will be continuously maintained at no less than 100% by marking to market daily. If a material event is to be voted upon affecting the Portfolio's investment in securities which are on loan, the Portfolio will take such action as may be appropriate in order to vote its shares. The Portfolio does not have the right to vote securities on loan, but would terminate the loan and regain the right to vote if it were considered important with respect to the investment.

  The Portfolio may borrow money from or lend money to other funds that permit such transactions and are advised by the Sub-Adviser and if the Portfolio seeks and obtains permission to do so from the SEC. There is no assurance that such permission would be granted. The Portfolio may also borrow money from banks. Any such loans or borrowings are expected to be short-term in nature and used for temporary or emergency purposes, such as to provide cash for redemptions, and will not exceed 25% of the Portfolio's net assets at the time the loan or borrowing is made.

PORTFOLIO TURNOVER

  A portfolio turnover rate is, in general, the percentage calculated by taking the lesser of purchases or sales of portfolio securities (excluding certain short-term securities) for a year and dividing it by the monthly average of the market value of such securities during the year. (See "Financial Highlights" for the Portfolio on page 3 for more information on historical turnover rates.)

  Changes in security holdings are made by the Portfolio's Sub-Adviser when it is deemed necessary. Such changes may result from: liquidity needs; securities having reached a price or yield objective; anticipated changes in interest rates or the credit standing of an issuer; or developments not foreseen at the time of the investment decision.

  The Sub-Adviser may engage in a significant number of short-term transactions if such investing serves the Portfolio's objective. The rate of portfolio turnover will not be a limiting factor when such short-term investing is considered appropriate.

  Increased turnover results in higher brokerage costs or mark-up charges for the Portfolio; these charges are ultimately borne by the Contract Owners. For further discussion of portfolio turnover, see the SAI.

SPECIAL SITUATIONS

  The Portfolio may invest in "special situations" from time to time. A special situation arises when, in the opinion of the Sub-Adviser, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Developments creating a special situation might include, among others, a new product or process, a management change, a technological breakthrough, or other extraordinary corporate event, or differences in market supply and demand for the security.

  Investment in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention. The impact of this strategy on the Portfolio will depend on the Portfolio's size and the extent of the holdings of the special situation issuer relative to its total assets.

                  PORTFOLIO SECURITIES AND RISK FACTORS

FUTURES, OPTIONS AND OTHER DERIVATIVES

  Subject to certain limitations, the Portfolio may engage in hedging strategies involving instruments commonly called "derivatives." "Derivatives" used by the Portfolio include futures contracts and related options, forward currency contracts, and interest rate swaps, caps and floors. These instruments are commonly called derivatives because their price is derived from an underlying index, security or other measure of value.

  The Portfolio may engage in futures contracts and options. The Portfolio intends to use such derivatives primarily for bona fide hedging purposes, including to protect portfolio positions against market, interest rate or currency fluctuations, to equitize a cash position, for duration management, or to reduce the risk inherent in the management of the Portfolio. If used for other purposes as may be permitted under applicable rules pursuant to which the Portfolio would remain exempt from the definition of a "commodity pool operator" under the rules of the CFTC, the aggregate initial margin and premiums required to establish any non-hedging positions will not exceed 5% of the fair market value of the Portfolio's net assets.

  FORWARD CONTRACTS are contracts to purchase or sell a specified amount of property for an agreed upon price at a specified time. Forward contracts are not currently exchange traded and are typically negotiated on an individual basis. The Portfolio may enter into forward currency contracts to hedge against declines in the value of non-dollar denominated securities or to reduce the impact of currency appreciation on purchases of non-dollar denominated securities. The Portfolio may also enter into forward contracts to purchase or sell securities or other financial indices.

  FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. The Portfolio may buy and sell futures contracts on foreign currencies, securities and financial indexes including interest rates or an index of U.S. Government, foreign government, equity or fixed-income securities.

  The Portfolio may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specific price on or before a specified date.

  Futures contracts and options on futures are standardized and traded on designated exchanges.

  INTEREST RATE SWAPS involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange or floating rate payments for fixed rate payments).

  INTEREST RATE FUTURES CONTRACTS involve the purchase or sale of contracts for the future delivery of fixed-income securities at an established price. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate floor.

  OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. The Portfolio may purchase put and call options on securities, securities indexes and foreign currencies, subject to its investment restrictions.

   CALL OPTIONS give a buyer the right to purchase a portfolio security at a designated price until a certain date. The option must be "covered"--for example, the seller may own the securities required to fulfill the contract.

   PUT OPTIONS give the buyer the right to sell the security at a designated price until a certain date. Put options are "covered", for example, by segregating an amount of cash or securities equal to the exercise price.

  STOCK INDEX FUTURES obligate the seller to deliver (and the purchaser to take) an amount of cash equal to a specified dollar amount times the difference between the value of a specified stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made.

  OPTIONS ON STOCK INDEX futures contracts, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in a stock index futures contract at a specified exercise price at any time prior to the expiration date of the option.

  RISK FACTORS. There can be no assurance the use of derivatives will help the Portfolio achieve its investment objective. Derivatives involve special risks and transaction costs, and draw upon skills and experience which are different from those needed to choose the other securities or instruments in which the Portfolio invests. Special risks of these instruments include:

   INACCURATE MARKET PREDICTIONS. If interest rates, securities prices or currency markets do not move in the direction expected by the Sub-Adviser who uses derivatives based on those measures, these instruments may fall in their intended purpose and result in losses to the Portfolio.

   IMPERFECT CORRELATION. Derivatives' prices may be imperfectly correlated with the prices of the securities, interest rates or currencies being hedged. When this happens, the expected benefits may be diminished.

   ILLIQUIDITY. A liquid secondary market may not be available for a particular instrument at a particular time. The Portfolio may therefore be unable to control losses by closing out a derivative position.

   TAX CONSIDERATIONS. The Portfolio may have to delay closing out certain derivative positions to avoid adverse tax consequences.

  The risk of loss from investing in derivative instruments is potentially unlimited.

REPURCHASE AND REVERSE REPURCHASE AGREEMENTS

  The Portfolio may invest in repurchase and reverse repurchase agreements. A repurchase agreement involves the purchase of a security by the Portfolio and a simultaneous agreement (generally from a bank or broker-dealer) to repurchase that security back from the Portfolio at a specified price and date upon demand. This technique offers a method of earning income on idle cash. The repurchase agreement is effectively secured by the value of the underlying security. Repurchase agreements not terminable within seven days are considered illiquid securities.

  The Portfolio invests in a reverse repurchase agreement when it sells a portfolio security to another party, such as a bank or broker-dealer, in return for cash, and agrees to buy the security back at a future date and price. Reverse repurchase agreements may be used to provide cash to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio securities or to earn additional income on portfolio securities such as U.S. Treasury bills and notes. While a reverse repurchase agreement is outstanding, the Portfolio will segregate with its custodian cash and other liquid assets to cover its obligation under the agreement. Reverse repurchase agreements are considered a form of borrowing by the Portfolio for the purposes of the 1940 Act.

  RISK FACTORS. Repurchase agreements involve the risk that the seller will fail to repurchase the security, as agreed. In that case, the Portfolio will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs are incurred.

  Reverse repurchase agreements may expose the Portfolio to greater fluctuations in the value of its assets.

ILLIQUID SECURITIES

  The Portfolio may invest up to 15% of its net assets in securities that are considered illiquid because of the absence of a readily available market or due to legal or contractual restrictions on resale. However, certain restricted securities that are not registered for sale to the general public but that can be sold to institutional investors ("Rule 144A Securities") may not be considered illiquid, provided that a dealer or institutional trading market exists. The institutional trading market is relatively new and liquidity of the Portfolio's investments could be impaired if such trading does not further develop or declines. The Sub-Adviser will determine the liquidity of Rule 144A Securities under guidelines approved by the Fund's Board of Directors.

  RISK FACTORS. Investment in illiquid securities involve certain risks to the extent that the Portfolio may be unable to dispose of such securities at the time desired or at a reasonable price. In addition, in order to resell a restricted security, the Portfolio might have to bear the expense and incur the delays associated with effecting a registration required in order to qualify for resale.

WHEN-ISSUED SECURITIES

  The Portfolio may purchase new issues of U.S. Government securities on a "when-issued" basis.

  "When-issued" refers to securities whose terms are available, and for which a market exists, but which are not available for immediate delivery. When-issued transaction may be expected to occur a month or more before delivery is due.

  The Portfolio may engage in when-issued transactions to obtain what is considered to be an advantageous price and yield at the time of the transaction. When the Portfolio engages in when-issued transactions, it will do so for the purpose of acquiring securities consistent with its investment objective and policies and not for the purpose of investment leverage.

  RISK FACTORS. At the time of settlement, the market value of the security may be more or less than the purchase price. The Portfolio bears the risk of such market value fluctuations. These transactions also involve risk to the Portfolio if the other party to the transaction defaults on its obligation to make payment or delivery, and the Portfolio is delayed or prevented from completing the transaction.

FOREIGN SECURITIES

  The Portfolio may invest up to 25% of net assets at the time of purchase in the securities of foreign issuers and obligors. Investments may be made in both domestic and foreign companies. Foreign securities include equity and debt securities of foreign issuers.

  If appropriate and available, the Sub-Adviser may purchase foreign securities through dollar-denominated ADRs, EDRs, GDRs and other types of receipts or shares evidencing ownership of the underlying foreign securities. While ADRs are dollar-denominated receipts that are issued by domestic banks and traded in the United States, EDRs are typically issued by European banks, and GDRs may be issued by either domestic or foreign banks. In addition, the Portfolio may invest indirectly in foreign securities through foreign investment funds or trusts (including passive foreign investment companies).

  RISK FACTORS. For U.S. investors, the returns on foreign securities are influenced not only by the returns on the foreign investments themselves, but also by several risks which include:

   CURRENCY RISK. Changes in the value of the currencies in which the securities are denominated relative to the U.S. dollar may affect the value of foreign securities and the value of their dividend or interest payments and, therefore, the Portfolio's share price and returns.

   Generally, in a period when the U.S. dollar commonly rises against foreign currencies, the return on foreign securities for a U.S. investor are diminished. By contrast, in a period when the U.S. dollar generally declines, the returns on foreign securities generally are enhanced.

   Exchange rates are affected by numerous factors, including relative interest rates, balances of trade, levels of foreign investment and manipulation of central banks. The foreign currency market is essentially unregulated and can be subject to speculative trading. From time to time, many countries impose exchange controls which limit or prohibit trading in certain currencies.

   ADRs do not involve the same direct currency and liquidity risks as securities denominated in foreign currencies. However, the value of the currency in which the foreign security represented by the ADR is denominated may affect the value of the ADR.

   To the extent that the Portfolio invests in foreign securities denominated in foreign currencies, its share price reflects the price movements both of its securities and of the currencies in which they are denominated. The share price of the Portfolio that invests in both U.S. and foreign securities may have a low correlation with movements in the U.S. markets. If most of the securities in the Portfolio are denominated in foreign currencies or depend on the value of foreign currencies, the relative strength of the U.S. dollar against those foreign currencies may be an important factor in the Portfolio's performance.

   CURRENCY TRADING COSTS. The Portfolio incurs costs in converting foreign currencies into U.S. dollars, and vice versa.

   DIFFERENT ACCOUNTING AND REPORTING PRACTICES. Foreign companies are generally subject to tax laws and to accounting, auditing and financial reporting standards, practices and requirements different from those that apply in the U.S.

   LESS INFORMATION AVAILABLE. There is generally less public information available about foreign companies.

   MORE DIFFICULT BUSINESS NEGOTIATIONS. The Portfolio may find it difficult to enforce obligations in foreign countries or to negotiate favorable brokerage commission rates.

   REDUCED LIQUIDITY/INCREASED VOLATILITY. Some foreign securities are less liquid and their prices more volatile, than securities of comparable U.S. companies.

   SETTLEMENT DELAYS. Settling foreign securities may take longer than settlements in the U.S.

   HIGHER CUSTODY CHARGES. Custodianship of shares may cost more for foreign securities than it does for U.S. securities.

   ASSET VULNERABILITY. In some foreign countries, there is a risk of direct seizure or appropriation through taxation of assets of the Portfolio. Certain countries may also impose limits on the removal of securities or other assets of the Portfolio. Interest, dividends and capital gains on foreign securities held by the Portfolio may be subject to foreign withholding taxes.

   POLITICAL INSTABILITY. In some countries, political instability, war or diplomatic developments could affect investments.

   These risks may be greater in developing countries or in countries with limited or developing markets. In particular, developing countries have relatively unstable governments, economies based on only a few industries, and securities markets that trade only a small number of securities. As a result, securities of issuers located in developing countries may have limited marketability and may be subject to abrupt or erratic price fluctuations.

  At times, the Portfolio's foreign securities may be listed on exchanges or traded in markets which are open on days (such as Saturday) when the Portfolio does not compute a price or accept orders for purchase, sale or exchange of shares. As a result, the net asset value of the Portfolio may be significantly affected by trading on days when Contract Owners cannot make transactions.

  ADRS are subject to some of the same risks as direct investments in foreign securities, including the currency risk discussed above. The regulatory requirements with respect to ADRs that are issued in sponsored and unsponsored programs are generally similar but the issuers of unsponsored ADRs are not obligated to disclose material information in the U.S., and, therefore, such information may not be reflected in the market value of the ADRs.

                            MANAGEMENT OF THE FUND

  Overall responsibility for management and supervision of the Fund rests with the Fund's Board of Directors. There are currently five Directors, three of whom are not "interested persons" of the Fund within the meaning of that term under the 1940 Act. The Board meets regularly four times each year and at other times as necessary. By virtue of the functions performed by WRL Management as Investment Adviser and Janus Capital Corporation as Sub-Adviser, the Fund requires no employees other than its executive officers, none of whom devotes full time to the affairs of the Fund. These officers are employees of WRL and receive no compensation from the Fund. The SAI contains the names of and general background information regarding each Director and executive officer of the Fund.

THE INVESTMENT ADVISER

  WRL Management, located at 201 Highland Avenue, Largo, Florida 33770-2597, serves as the Fund's Investment Adviser. The Investment Adviser is a direct, wholly-owned subsidiary of WRL, which is a wholly-owned subsidiary of First AUSA Life Insurance Company ("First AUSA"), a stock life insurance company which is wholly-owned by AEGON USA, Inc. ("AEGON"). AEGON is a financial services holding company whose primary emphasis is on life and health insurance and annuity and investment products. AEGON is a wholly-owned indirect subsidiary of AEGON nv, a Netherlands corporation, which is a publicly traded international insurance group. The Investment Adviser has served as the investment adviser to the Fund since January 1, 1997. Prior to that date, WRL served as the investment adviser to the Fund.

  Subject to the supervision and direction of the Fund's Board of Directors, the Investment Adviser is responsible for managing the Portfolio in accordance with the Portfolio's stated investment objective and policies. As compensation for its services to the Portfolio, the Investment Adviser receives monthly compensation at the annual rate of 0.80% of the average daily net assets of the Portfolio. For the fiscal year ended December 31, 1996, the Fund paid the Investment Adviser advisory fees of 0.80% of the average daily net assets of the Portfolio.

  The Investment Adviser is responsible for furnishing continuous advice and recommendations to the Portfolio as to the acquisition, holding or disposition of any or all of the securities or other assets which the Portfolio may own or contemplate acquiring from time to time; to cause the Fund's officers to attend meetings and furnish oral or written reports, as the Fund may reasonably require, in order to keep the Board of Directors and appropriate officers of the Fund fully informed as to the conditions of the investment portfolio of the Portfolio, the investment recommendations of the Investment Adviser, and the investment considerations which have given rise to those recommendations; to supervise the purchase and sale of securities of the Portfolio as directed by the appropriate officers of the Fund; and to maintain all books and records required to be maintained by the Investment Adviser pursuant to the 1940 Act and the rules and regulations promulgated thereunder with respect to transactions on behalf of the Fund.

  The Investment Adviser has voluntarily undertaken, until at least April 30, 1998, to pay expenses on behalf of the Portfolio to the extent normal operating expenses (including investment advisory fees but excluding interest, taxes, brokerage fees, commissions and extraordinary charges) exceed, as a percentage of the Portfolio's average daily net assets, 1.00%. For the fiscal year ended December 31, 1996, the expenses of the Portfolio, as a percentage of the Portfolio's average daily net assets, were 0.88%.

  In addition to the Investment Adviser's responsibilities discussed above, the Investment Adviser's advisory agreement with the Fund (the "Advisory Agreement") contemplates that the Investment Adviser, in connection with the performance of its responsibilities under the Advisory Agreement, will enter into sub-advisory agreements ("Sub-Advisory-Agreements") with Sub-Advisers to provide each Portfolio with portfolio management. Under current law, every Sub-Advisory Agreement must be submitted to and approved by shareholders and Contract Owners of a Portfolio before the Sub-Adviser can provide investment advice to that Portfolio. For example, if a new Sub-Adviser were retained, shareholders and Contract Owners would be required to approve the Sub-Advisory agreement with that Sub-Adviser. Similarly, if a Sub-Advisory Agreement were amended in any material respect, such amendment would generally be deemed to result in a new contract for which shareholder and Contract Owner approval would also be required. Moreover, in most instances when there is a change of control of a Sub-Adviser, shareholder and Contract Owner approval is required.

  The Fund's Board of Directors has determined that shareholders and Contract Owners of each Portfolio have, in effect, elected to have the Investment Adviser select one or more Sub-Advisers best suited to achieve the Portfolio's investment objectives. The Board believes that part of a shareholder's and Contract Owner's investment decision is a determination to have those selections made by the Investment Adviser, a professional management organization with personnel having substantial experience in making such evaluations, selections and terminations.

  Under applicable law, the Fund is not generally required to hold annual shareholders' meetings, and does not generally hold such meetings, unless legally required to do so, in order to avoid the attendant costs. The Fund is currently required to call a meeting of shareholders of a Portfolio whenever it decides to employ new or additional Sub-Advisers, or to approve a new Sub-Advisory Agreement after an "assignment," or due to a material change in Sub-Advisory Agreement terms, with respect to such Portfolio. Given the nature of the Fund's operations and shareholders' reasons for investing in various of the Portfolios, such expenses are considered to provide little if any benefit to shareholders. For these reasons, the Fund and the Investment Adviser have applied to the SEC for an exemption from the provisions of the 1940 Act to permit the Fund and the Investment Adviser, subject to certain conditions, to enter into, materially amend, and terminate, and to permit Sub-Advisers to act pursuant to, Sub-Advisory Agreements without shareholder or Contract Owner approval (the "Proposed Sub-Advisory Arrangement").

  If the SEC exemption is granted, certain conditions would apply. The conditions are intended to ensure that shareholders and Contract Owners receive adequate disclosure about the Sub-Advisers or a decision by the Investment Adviser and the Fund's Board of Directors to appoint a new Sub-Adviser or to change materially the terms of a Sub-Advisory Agreement. In addition, before a Portfolio could rely on the exemption, the Proposed Sub-Advisory Arrangement must be approved by a majority of the outstanding voting securities of the Portfolio.

DISTRIBUTION AND SERVICE PLANS

  DISTRIBUTION PLAN AND DISTRIBUTION AGREEMENT. Effective January 1, 1997, the Fund adopted a Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act ("Distribution Plan") and pursuant to the Plan, has entered into a Distribution Agreement with InterSecurities, Inc. ("ISI"), whose principal office is located at 201 Highland Avenue, Largo, Florida 33770-2597. ISI is an affiliate of the Investment Adviser, and serves as principal underwriter for the Fund.

  The expenses the Fund may pay pursuant to the Distribution Plan may include, but are not necessarily limited to, the following: cost of printing and mailing Fund prospectuses and statements of additional information, and any supplements thereto to prospective Contract Owners; costs relating to development and preparation of Fund advertisements, sales literature and brokers' and other promotional materials describing and/or relating to the Fund; expenses in connection with presentation of seminars and sales meetings describing the Fund; development of consumer-oriented sales materials describing the Fund; and expenses attributable to "distribution-related services" provided to the Fund (e.g., salaries and benefits, office expenses, equipment (i.e., computers, software, office equipment, etc.), training expenses, travel costs, printing costs, supply expenses, programming time and data center expenses, each as they relate to the promotion of the sale of Fund shares).

  Under the Distribution Plan, the Fund, on behalf of the Portfolio, is authorized to pay to various service providers, as direct payment for expenses incurred in connection with the distribution of the Portfolio's shares, amounts equal to actual expenses associated with distributing the Portfolio's shares, up to a maximum rate of 0.15% on an annualized basis of the average daily net assets. This fee is measured and accrued daily and paid monthly.

  ISI will submit to the Fund's Board of Directors for approval annual distribution expenses with respect to the Portfolio. ISI allocates to the Portfolio distribution expenses specifically attributable to the distribution of shares of the Portfolio. Distribution expenses not specifically attributable to the distribution of shares of the Portfolio are allocated among the other Portfolios of the Fund, based upon the ratio of net asset value of each Portfolio to the net asset value of all Portfolios, or such other factors as ISI deems fair and are approved by the Fund's Board. ISI has determined that it will not seek payment by the Fund of distribution expenses with respect to the Portfolio during the fiscal year ending December 31, 1997. Prior to ISI seeking reimbursement, Contract Owners will be notified in advance.

  ADMINISTRATIVE AND TRANSFER AGENCY SERVICES. Effective January 1, 1997, the Fund entered into an Administrative Services and Transfer Agency Agreement with WRL Investment Services, Inc. ("WRL Services"), located at 201 Highland Avenue, Largo, Florida 33770-2597, an affiliate of WRL Management and WRL, to furnish the Fund with administrative services to assist the Fund in carrying out certain of its functions and operations. Under this Agreement, WRL Services shall furnish to the Portfolio, subject to the overall supervision of the Board of Directors, supervisory, administrative, and transfer agency services, including recordkeeping and reporting. WRL Services is reimbursed by the Fund monthly on a cost incurred basis. Prior to January 1, 1997, WRL performed these services in connection with its serving as the Fund's investment adviser.

THE SUB-ADVISER

  Janus Capital Corporation, located at 100 Fillmore Street, Denver, Colorado 80206, serves as the Sub-Adviser to the Portfolio. Thomas H. Bailey is the President of Janus Capital Corporation. Kansas City Southern Industries, Inc. ("KCSI") owns 83% of the Sub-Adviser. The Sub-Adviser provides investment management and related services to other mutual funds, and individual, corporate, charitable and retirement accounts. See "Management of the Fund-- The Sub-Adviser" in the SAI for a more detailed description of the previous experience of Janus Capital Corporation as an investment adviser.

  Scott W. Schoelzel has served as the portfolio manager for the Portfolio since January 2, 1996. Mr. Schoelzel also serves as co-portfolio manager of other mutual funds. Mr. Schoelzel is a Vice president of the Sub-Adviser, where he has been employed since 1994. From 1991 to 1993, Mr. Schoelzel was a portfolio manager with Founders Asset Management, Denver, Colorado.

  The Sub-Adviser provides investment advisory assistance and portfolio management advice to the Investment Adviser for the Portfolio. Subject to review and supervision by the Investment Adviser and the Board of Directors of the Fund, the Sub-Adviser is responsible for the actual management of the Portfolio and for making decisions to buy, sell or hold any particular security, and it places orders to buy or sell securities on behalf of the Portfolio. The Sub-Adviser bears all of its expenses in connection with the performance of its services, such as compensating and furnishing office space for its officers and employees connected with investment and economic research, trading and investment management of the Portfolio.

  For its services, the Sub-Adviser receives monthly compensation from the Investment Adviser at the annual rate of 0.40% of the average daily net assets of the Portfolio.

  The Sub-Adviser is also responsible for selecting the broker-dealers who execute the portfolio transactions for the Portfolio. The Sub-Adviser is authorized to consider sales of the Annuity Contracts described in the accompanying prospectus by a broker-dealer as a factor in the selection of broker-dealers to execute portfolio transactions. In placing portfolio business with all dealers, the Sub-Adviser seeks best execution of each transaction and all brokerage placement must be consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc. In addition, the Sub-Adviser may occasionally place portfolio business with broker-dealers affiliated with the Investment Adviser or the Sub-Adviser; in such event, the Sub-Adviser always will seek best execution.

                            OTHER INFORMATION

JOINT TRADING ACCOUNTS

  Subject to approval by the Fund's Board of Directors, the Portfolio may transfer uninvested cash balances on a daily basis into certain joint trading accounts. Assets in the joint trading accounts are invested in money market instruments. All other participants in the joint trading accounts will be registered mutual funds or other clients of the Sub-Adviser or its affiliates. The Portfolio will participate in the joint trading accounts only to the extent that the investments of the joint trading accounts are consistent with the Portfolio's investment policies and restrictions. The Sub-Adviser anticipates that the investments made by the Portfolio through the joint trading accounts will be at least as advantageous to the Portfolio as if the Portfolio had made such investment directly. (See "The Sub-Adviser" in the SAI.)

PERSONAL SECURITIES TRANSACTIONS

  The Fund permits "Access Persons" as defined by Rule 17j-1 under the 1940 Act to engage in personal securities transactions, subject to the terms of the Code of Ethics and Insider Trading Policy ("Ethics Policy") that has been adopted by the Board of Directors of the Fund. Access Persons are required to follow the guidelines established by this Ethics Policy in connection with all personal securities transactions and are subject to certain prohibitions on personal trading. The Fund's Sub-Advisers, pursuant to Rule 17j-1 and other applicable laws, and pursuant to the terms of the Ethics Policy, must adopt and enforce their own Code of Ethics and Insider Trading Policies appropriate to their operations. Each Sub-Adviser is required to report to the Board of Directors on a quarterly basis with respect to the administration and enforcement of such Ethics Policy, including any violations thereof which may potentially affect the Fund.

PURCHASE AND REDEMPTION OF SHARES

  Shares of the Portfolio are sold and redeemed at their net asset value next determined after receipt of a purchase order or notice of redemption in proper form. Shares are sold and redeemed without the imposition of any sales commission or redemption charge. However, certain sales and other charges may apply to the Contract. Such charges are described in the prospectus for the Contract.

VALUATION OF SHARES

  The Portfolio's net asset value per share is ordinarily determined, once daily, as of the close of the regular session of business on the New York Stock Exchange ("Exchange") (usually 4:00 p.m., Eastern time), on each day the Exchange is open.

  Net asset value of a Portfolio share is computed by dividing the value of the net assets of the Portfolio by the total number of shares outstanding in the Portfolio.

  Except for money market instruments maturing in 60 days or less, securities held by the Portfolio are valued at market value. Securities for which market values are not readily available are valued at fair value as determined in good faith by the Advisers under the supervision of the Fund's Board of Directors. Money market instruments maturing in 60 days or less are valued on the amortized cost basis. (See the SAI for details.)

THE FUND AND ITS SHARES

  The Fund was incorporated under the laws of the State of Maryland on August 21, 1985 and is registered with the SEC as a diversified, open-end, management investment company.

  The Portfolio offers its shares only for purchase by the Separate Accounts of the Life Companies to fund benefits under variable life insurance or variable annuity contracts issued by the Life Companies. Shares may be offered to other life insurance companies in the future. Because the Portfolio's shares are sold to the Separate Accounts established to receive and invest premiums received under variable life insurance policies and purchase payments received under the variable annuity contracts, it is conceivable that, in the future, it may become disadvantageous for variable life insurance Separate Accounts and variable annuity Separate Accounts to invest in the Portfolio simultaneously. Neither the Life Companies nor the Fund currently foresees any such disadvantages or conflicts, either to variable life insurance policyowners or to variable annuity contract owners. After being notified by one or more of the Life Companies of a potential or existing conflict, the Fund's Board of Directors will determine if a material conflict exists and what action, if any, should be taken in response thereto. Such action could include the sale of Portfolio shares by one or more of the Separate Accounts, which could have adverse consequences. Material conflicts could result from, for example, (1) changes in state insurance laws, (2) changes in Federal income tax laws, or (3) differences in voting instructions between those given by variable life insurance policyowners and those given by variable annuity contract owners. If the Board of Directors were to conclude that separate funds should be established for variable life and variable annuity separate accounts, the affected Life Companies will bear the attendant expenses, but variable life insurance policyowners and variable annuity contract owners would no longer have the economies of scale typically resulting from a larger combined fund.

  The Fund offers a separate class of common stock for each portfolio. All shares of the Portfolio and of each of the other portfolios of the Fund have equal voting rights, except that only shares of a particular portfolio will be entitled to vote on matters concerning only that portfolio. Each issued and outstanding share of the Portfolio is entitled to one vote and to participate equally in dividends and distributions declared by the Portfolio and, upon any liquidation or dissolution, to participate equally in the net assets of the Portfolio remaining after satisfaction of outstanding liabilities. The shares of the Portfolio, when issued, will be fully paid and nonassessable, have no preference, preemptive, conversion, exchange or similar rights, and will be freely transferable. Shares do not have cumulative voting rights and the holders of more than 50% of the shares of the Fund voting for the election of directors can elect all of the directors of the Fund if they choose to do so, and in such event holders of the remaining shares would not be able to elect any directors.

  Only the Separate Accounts of the Life Companies may hold shares of the Portfolio and are entitled to exercise the rights directly as described above. If and to the extent required by law, Life Companies will vote the Portfolio's shares held in the Separate Accounts, including the Portfolio's shares which are not attributable to Contract Owners, at meetings of the Fund in accordance with instructions received from persons having voting interests in the corresponding sub-accounts of the Separate Accounts. Except as required by the 1940 Act, the Fund does not hold regular or special shareholder meetings. If the 1940 Act or any regulation thereunder should be amended, or if present interpretation thereof should change, and as a result it is determined that the Life Companies are permitted to vote the Portfolio's shares in their own right, they may elect to do so. The rights of Contract Owners are described in more detail in the prospectuses or disclosure documents for the Annuity Contracts.

REPORTS TO CONTRACT OWNERS

  The fiscal year of the Portfolio ends on December 31 of each year. The Fund will send to the Portfolio's Contract Owners, at least semi-annually, reports showing the Portfolio's composition and other information. An annual report, containing financial statements, audited by the Fund's independent accountants, will be sent to Contract Owners each year.

CUSTODIAN AND DIVIDEND DISBURSING AGENT

  Investors Bank & Trust Company, 89 South Street, Boston, MA 02111, acts as Custodian and Dividend Disbursing Agent of the Portfolio's assets.

ADDITIONAL INFORMATION

  The telephone number or the address of the Fund appearing on the first page of this Prospectus should be used for requests for additional information.

                            DISTRIBUTION AND TAXES

DIVIDENDS AND DISTRIBUTIONS

  The Portfolio intends to distribute substantially all of the net investment income, if any. Dividends from investment income, if any, of the Portfolio normally are declared and paid semi-annually in additional shares of the Portfolio at net asset value. Distributions of net realized capital gains from security transactions and net gains from foreign currency transactions, if any, normally are declared and paid in additional shares of the Portfolio at the end of the fiscal year.

TAXES

  The Portfolio has qualified and expects to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended ("Code"). As such, the Portfolio is not subject to Federal income tax on that part of its investment company taxable income (consisting generally of net investment income, net gains from certain foreign currency transactions, and net short-term capital gain, if any) and any net capital gain (the excess of net long-term capital gain over net short-term capital loss) that it distributes to its shareholders. It is the Portfolio's intention to distribute all such income and gains.

  Shares of the Portfolio are offered only to the Separate Accounts (which are insurance company separate accounts that fund the Contract). Under the Code, no tax is imposed on an insurance company with respect to income of a qualifying separate account properly allocable to the value of eligible variable annuity or variable life insurance contracts. For a discussion of the taxation of life insurance companies and the Separate Account, as well as the tax treatment of the Contract and the Contract Owners thereof, see "Certain Federal Income Tax Consequences" included in the prospectus for the Contract.

  The Portfolio intends to comply with the diversification requirements imposed by section 817(h) of the Code and the regulations thereunder. These requirements are in addition to the diversification requirements imposed on the Portfolio by Subchapter M and the 1940 Act. These requirements place certain limitations on the assets of each separate account that may be invested in securities of a single issuer, and, because section 817(h) and the regulations thereunder treat the Portfolio's assets as assets of the related Separate Accounts, these limitations also apply to the Portfolio's assets that may be invested in securities of a single issuer. Specifically, the regulations provide that, except as permitted by the "safe harbor" described below, as of the end of each calendar quarter or within 30 days thereafter no more than 55% of the Portfolio's total assets may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments.

  Section 817(h) provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account's total assets are cash and cash items, government securities, and securities of other regulated investment companies. For purposes of section 817(h), all securities of the same issuer, all interests in the same real property project, and all interests in the same commodity are treated as a single investment. In addition, each U.S. Government agency or instrumentality is treated as a separate issuer, while the securities of a particular foreign government and its agencies, instrumentalities, and political subdivisions will be considered securities issued by the same issuer. Failure of the Portfolio to satisfy the section 817(h) requirements would result in taxation of the Separate Accounts, the insurance companies, the Contract, and tax consequences to the Contract Owners thereof, other than as described in the prospectus for the Contract.

  The foregoing is only a summary of some of the important Federal income tax considerations generally affecting the Portfolio and its Contract Owners; see the SAI for a more detailed discussion. Prospective Contract Owners are urged to consult their tax advisors.

                             WRL SERIES FUND, INC.
                                GROWTH PORTFOLIO
                              201 HIGHLAND AVENUE
                           LARGO, FLORIDA 33770-2597
                            TELEPHONE (319) 398-8511

INVESTMENT ADVISER:
  WRL Investment Management, Inc. 201 Highland Avenue Largo, FL 33770-2597

SUB-ADVISER:
  Janus Capital Corporation 100 Fillmore Street Denver, CO 80206

CUSTODIAN:
  Investors Bank & Trust Company 89 South Street Boston, MA 02111

INDEPENDENT ACCOUNTANTS:
  Price Waterhouse LLP 1055 Broadway Kansas City, MO 64105

TRANSFER AGENT:
  WRL Investment Services, Inc. 201 Highland Avenue Largo, FL 33770-2597

DISTRIBUTOR:
  InterSecurities, Inc. 201 Highland Avenue Largo, FL 33770-2597

   NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REP-RESENTATION NOT CONTAINED IN THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH IN-FORMATION OR REPRESENTATION MUST NOT BE RELIED UPON AS HAVING BEEN AUTHO-RIZED. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING OF ANY SECURITIES OTHER THAN THE REGISTERED SECURITIES TO WHICH IT RELATES OR AN OFFER TO ANY PERSON IN ANY STATE OR JURISDICTION OF THE UNITED STATES OR ANY COUNTRY WHERE SUCH OFFER WOULD BE UNLAWFUL.

PROSPECTUS
APRIL 25, 1997

                   Merrill Lynch Variable Series Funds, Inc.
 P.O. Box 9011, Princeton, New Jersey 08543-9011  .  Phone No. (609) 282-2800

                               ----------------

  Merrill Lynch Variable Series Funds, Inc. (the "Company") is an open-end management investment company which has a wide range of investment objectives among its sixteen separate funds. Those offered pursuant to this Prospectus are hereinafter referred to as the "Funds" or individually as a "Fund". A separate class of common stock ("Common Stock") is issued for each Fund. The Company is offering shares of its Class A Common Stock pursuant to this Prospectus.

  The shares of the Funds are sold to separate accounts ("Separate Accounts") of certain insurance companies (the "Insurance Companies") to fund benefits under variable annuity contracts ("Variable Annuity Contracts") and/or variable life insurance contracts (together with the Variable Annuity Contracts, the "Contracts") issued by such companies. The Insurance Companies will redeem shares to the extent necessary to provide benefits under the respective Contracts or for such other purposes as may be consistent with the respective Contracts. Certain Insurance Companies are wholly owned subsidiaries of Merrill Lynch & Co., Inc., as is the Company's investment adviser, Merrill Lynch Asset Management, L.P. (the "Investment Adviser"). The investment objectives and certain investment policies of the Funds, each of whose name is preceded by "Merrill Lynch," are as follows:

    BASIC VALUE FOCUS FUND. Capital appreciation and, secondarily, income by investing in securities, primarily equities, that management of the Fund believes are undervalued and therefore represent basic investment value.

    DEVELOPING CAPITAL MARKETS FOCUS FUND. Long-term capital appreciation by investing in securities, principally equities, of issuers in countries having smaller capital markets.

    HIGH CURRENT INCOME FUND. As high a level of current income as is consistent with its investment policies and prudent investment management, and as a secondary objective, capital appreciation when consistent with the foregoing objective. The Fund invests principally in fixed-income securities that are rated in the lower rating categories of the established rating services or in unrated securities of comparable quality.

  THE HIGH CURRENT INCOME FUND AND DEVELOPING CAPITAL MARKETS FOCUS FUND INVEST OR MAY INVEST IN HIGH YIELD BONDS (COMMONLY KNOWN AS "JUNK BONDS"), WHICH INVOLVE SPECIAL RISKS. SEE "INVESTMENT OBJECTIVES AND POLICIES OF THE FUNDS--RISKS OF HIGH YIELD SECURITIES."

                               ----------------
THESE  SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES  AND
 EXCHANGE  COMMISSION NOR HAS THE  SECURITIES AND EXCHANGE COMMISSION  PASSED
  UPON  THE ACCURACY OR ADEQUACY  OF THIS PROSPECTUS. ANY REPRESENTATION  TO
   THE CONTRARY IS A CRIMINAL OFFENSE.

                               ----------------

  THIS PROSPECTUS SETS FORTH IN CONCISE FORM THE INFORMATION ABOUT THE COMPANY THAT A PROSPECTIVE INVESTOR SHOULD KNOW BEFORE INVESTING IN THE COMPANY. INVESTORS SHOULD READ AND RETAIN THIS PROSPECTUS FOR FUTURE REFERENCE. A STATEMENT CONTAINING ADDITIONAL INFORMATION ABOUT THE COMPANY HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IN A STATEMENT OF ADDITIONAL INFORMATION, DATED APRIL 25, 1997, AND IS AVAILABLE ON REQUEST AND WITHOUT CHARGE BY CALLING OR WRITING THE COMPANY AT THE ADDRESS AND TELEPHONE NUMBER SET FORTH ABOVE. THE STATEMENT OF ADDITIONAL INFORMATION IS HEREBY INCORPORATED BY REFERENCE INTO THIS PROSPECTUS.

                               ----------------
              Merrill Lynch Asset Management--Investment Adviser
              Merrill Lynch Funds Distributor, Inc.-- Distributor

  NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS, OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND IN THE STATEMENT OF ADDITIONAL INFORMATION, IN CONNECTION WITH THE OFFER MADE BY THIS PROSPECTUS, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY BY THE FUND OR BY THE DISTRIBUTOR IN ANY STATE IN WHICH SUCH OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY MAY NOT LAWFULLY BE MADE.

                               ----------------

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
Financial Highlights.......................................................   3
The Insurance Companies....................................................   5
Investment Objectives and Policies of the Funds............................   5
Directors..................................................................  15
Investment Adviser.........................................................  15
Portfolio Transactions and Brokerage.......................................  17
Purchase of Shares.........................................................  17
Redemption of Shares.......................................................  17
Dividends, Distributions and Taxes.........................................  17
Performance Data...........................................................  18
Additional Information.....................................................  19
Appendix A................................................................. A-1
Appendix B................................................................. B-1

                             FINANCIAL HIGHLIGHTS

  The financial information in the tables below has been audited in conjunction with annual audits of the financial statements of each of the Company's Funds by Deloitte & Touche LLP, independent auditors. Financial Statements and the independent auditors' report thereon for the fiscal year ended December 31, 1996 are included in the Statement of Additional Information. The following per share data and ratios have been derived from information provided in the Company's audited financial statements. Further information about the performance of the Company is contained in the Company's most recent annual report to shareholders which may be obtained, without charge, by calling or by writing the Company at the telephone number or address on the front cover of this prospectus.

                                                                           DEVELOPING CAPITAL MARKETS
                                      BASIC VALUE FOCUS FUND                       FOCUS FUND
                            --------------------------------------------- ---------------------------------
                                                                           FOR THE YEAR          FOR THE
                                FOR THE YEAR ENDED        FOR THE PERIOD       ENDED          PERIOD MAY 2,
                                   DECEMBER 31,            JULY 1, 1993+   DECEMBER 31,         1994+ TO
                            ----------------------------  TO DECEMBER 31, ------------------  DECEMBER 31,
                              1996      1995      1994         1993        1996       1995        1994
                            --------  --------  --------  --------------- -------    -------  -------------
 INCREASE (DECREASE) IN
  NET ASSET VALUE:
 PER SHARE OPERATING
  PERFORMANCE:
 Net asset value,
  beginning of year......   $  13.10  $  11.10  $  10.95      $ 10.00     $  9.32    $  9.51     $ 10.00
                            --------  --------  --------      -------     -------    -------     -------
 Investment income--net..        .17       .18       .17          .04         .20        .20         .09
 Realized and unrealized
  gain (loss) on
  investments and foreign
  currency transactions--
  net....................       2.37      2.49       .08          .91         .76       (.30)       (.58)
                            --------  --------  --------      -------     -------    -------     -------
 Total from investment
  operations.............       2.54      2.67       .25          .95         .96       (.10)       (.49)
                            --------  --------  --------      -------     -------    -------     -------
 Less dividends and
  distributions:
 Investment income--net..       (.18)     (.19)     (.10)          --        (.23)      (.09)         --
 Realized gain on
  investments--net.......       (.72)     (.48)       --           --          --         --          --
                            --------  --------  --------      -------     -------    -------     -------
 Total dividends and
  distributions..........       (.90)     (.67)     (.10)          --        (.23)      (.09)         --
                            --------  --------  --------      -------     -------    -------     -------
 Net asset value, end of
  year...................   $  14.74  $  13.10  $  11.10      $ 10.95     $ 10.05    $  9.32     $  9.51
                            ========  ========  ========      =======     =======    =======     =======
 Total Investment
  Return:**
 Based on net asset value
  per share..............      20.69%    25.49%     2.36%        9.50%#     10.59%    (1.08)%     (4.90)%#
                            ========  ========  ========      =======     =======    =======     =======
 RATIOS TO AVERAGE NET
  ASSETS:
 Expenses, net of
  reimbursement..........                  .66%      .72%         .86%*      1.25%      1.25%       1.29%*
                            ========  ========  ========      =======     =======    =======     =======
 Expenses................        .66%      .66%      .72%         .86%*      1.31%      1.36%       1.35%*
                            ========  ========  ========      =======     =======    =======     =======
 Investment income--net..       1.37%     1.68%     2.08%        1.69%*      2.42%      2.73%       2.18%*
                            ========  ========  ========      =======     =======    =======     =======
 SUPPLEMENTAL DATA:
 Net assets, end of year
  (in thousands).........   $524,930  $306,463  $164,307      $47,207     $95,599    $55,209     $36,676
                            ========  ========  ========      =======     =======    =======     =======
 Portfolio turnover......      68.41%    74.10%    60.55%       30.86%      87.33%     62.53%      29.79%
                            ========  ========  ========      =======     =======    =======     =======
 Average commission rate
  paid##.................   $  .0549        --        --           --     $ .0003###      --          --
                            ========  ========  ========      =======     =======    =======     =======

--------
  * Annualized.
 ** Total investment returns exclude insurance-related fees and expenses.
  + Commencement of Operations.
  # Aggregate total investment return.
 ## For fiscal years beginning on or after September 1, 1995, the Fund is required to disclose its average commission rate per share for purchases and sales of equity securities.
### The "Average Commission Rate Paid" includes commissions paid in foreign currencies, which have been converted into U.S. dollars using the prevailing exchange rate on the date of the transaction. Such conversions may significantly affect the average rate shown.

                        FINANCIAL HIGHLIGHTS (CONCLUDED)

                                                      HIGH CURRENT INCOME FUND
                          ------------------------------------------------------------------------------------------

                                                   FOR THE YEAR ENDED DECEMBER 31,
                          ------------------------------------------------------------------------------------------
                           1996+      1995      1994      1993     1992     1991    1990    1989     1988     1987
                          --------  --------  --------  --------  -------  ------  ------  -------  -------  -------
INCREASE (DECREASE) IN
 NET ASSET VALUE:
PER SHARE OPERATING
 PERFORMANCE:
Net asset value,
 beginning of year......  $  11.25  $  10.61  $  12.06  $  11.13  $ 10.23  $ 8.14  $10.21  $ 10.85  $ 10.55  $ 11.42
                          --------  --------  --------  --------  -------  ------  ------  -------  -------  -------
Investment income--net..      1.08      1.09      1.05       .95     1.07    1.19    1.40     1.29     1.21     1.23
Realized and unrealized
 gain (loss) on
 investments--net.......       .12       .65     (1.47)      .95      .90    2.10   (2.08)    (.64)     .20     (.79)
                          --------  --------  --------  --------  -------  ------  ------  -------  -------  -------
Total from investment
 operations.............      1.20      1.74      (.42)     1.90     1.97    3.29    (.68)     .65     1.41      .44
                          --------  --------  --------  --------  -------  ------  ------  -------  -------  -------
Less dividends and
 distributions:
 Investment income--
  net...................     (1.06)    (1.10)    (1.03)     (.97)   (1.07)  (1.20)  (1.39)   (1.29)   (1.11)   (1.23)
 Realized gain on
  investments--net......        --        --        --        --       --      --      --       --       --     (.08)
                          --------  --------  --------  --------  -------  ------  ------  -------  -------  -------
Total dividends and
 distributions..........     (1.06)    (1.10)    (1.03)     (.97)   (1.07)  (1.20)  (1.39)   (1.29)   (1.11)   (1.31)
                          --------  --------  --------  --------  -------  ------  ------  -------  -------  -------
Net asset value, end of
 year...................  $  11.39  $  11.25  $  10.61  $  12.06  $ 11.13  $10.23  $ 8.14  $ 10.21  $ 10.85  $ 10.55
                          ========  ========  ========  ========  =======  ======  ======  =======  =======  =======
TOTAL INVESTMENT RE-
 TURN:*
Based on net asset value
 per share..............     11.27%    17.21%   (3.59)%    17.84%   20.05%  43.00% (7.63)%    6.14%   13.87%    3.82%
                          ========  ========  ========  ========  =======  ======  ======  =======  =======  =======
RATIOS TO AVERAGE NET
 ASSETS:
Expenses................       .54%      .55%      .61%      .72%     .89%   1.10%   1.15%    1.22%    1.07%    1.01%
                          ========  ========  ========  ========  =======  ======  ======  =======  =======  =======
Investment income--net..      9.50%     9.92%     9.73%     8.62%   10.06%  12.49%  14.52%   11.98%   11.22%   10.88%
                          ========  ========  ========  ========  =======  ======  ======  =======  =======  =======
SUPPLEMENTAL DATA:
Net assets, end of year
 (in thousands).........  $414,615  $356,352  $255,719  $163,428  $26,343  $9,649  $8,106  $12,942  $13,960  $13,075
                          ========  ========  ========  ========  =======  ======  ======  =======  =======  =======
Portfolio turnover......     48.92%    41.60%    51.88%    35.67%   28.21%  51.54%  26.43%   53.52%   33.91%   56.07%
                          ========  ========  ========  ========  =======  ======  ======  =======  =======  =======

-------------------------
 * Total investment returns exclude insurance-related fees and expenses. + Based on average shares outstanding during the year.

                            THE INSURANCE COMPANIES

  The Company was organized to fund benefits under Contracts issued by Family Life Insurance Company ("Family Life"), formerly a wholly owned subsidiary of Merrill Lynch & Co., Inc. ("ML&Co."). On June 12, 1991, Family Life was sold to a non-affiliated corporation and most (although not all) of its Contracts were transferred to Merrill Lynch Life Insurance Company ("MLLIC") and ML Life Insurance Company of New York ("ML of New York"). Shares of the Funds currently are sold to Separate Accounts of Family Life, MLLIC and ML of New York as well as other insurance companies not affiliated with Family Life, MLLIC or ML of New York (together with MLLIC, ML of New York and Family Life, "Insurance Companies") to fund certain variable life insurance contracts and/or variable annuities issued by such companies.

  The rights of the Insurance Companies as shareholders should be distinguished from the rights of a Contract owner, which are set forth in the Contract. A Contract owner has no interest in the shares of a Fund, but only in the Contract. The Contract is described in the Prospectus for each Contract. That Prospectus describes the relationship between increases or decreases in the net asset value of shares of a Fund, and any distributions on such shares, and the benefits provided under a Contract. The Prospectus for the Contracts also describes various fees payable to the Insurance Companies and charges to the Separate Accounts made by the Insurance Companies with respect to the Contracts. Since shares of the Funds will be sold only to the Insurance Companies for the Separate Accounts, the terms "shareholder" and "shareholders" in this Prospectus refer to the Insurance Companies. MLLIC and ML of New York are wholly owned subsidiaries of ML&Co., as is the Investment Adviser.

                INVESTMENT OBJECTIVES AND POLICIES OF THE FUNDS

INVESTMENT OBJECTIVES

  Each Fund of the Company has a different investment objective, which it pursues through separate investment policies as described below. The differences in objectives and policies among the Funds can be expected to affect the return of each Fund and the degree of market and financial risk to which each Fund is subject. Each Fund is classified as "diversified," as defined in the Investment Company Act of 1940, as amended (the "Investment Company Act" or the "Act"), except for the Developing Capital Markets Focus Fund, which is classified as "non-diversified." The investment objectives and classification of each Fund may not be changed without the approval of the holders of a majority of the outstanding shares of each Fund affected. The investment objectives and policies of each Fund are discussed below. There can be no assurance that any Fund will achieve its investment objective.

  Fixed Income Security Ratings. No Fund other than the High Current Income Fund and Developing Capital Markets Focus Fund invests in fixed-income securities which are rated below investment grade (i.e., securities rated Ba or below by Moody's or BB or below by Standard & Poor's). However, securities purchased by a Fund may subsequently be downgraded. Such securities may continue to be held and will be sold only if, in the judgement of the Investment Adviser, it is advantageous to do so. Securities in the lowest category of investment grade debt securities may have speculative characteristics which may lead to weakened capacity to pay interest and principal during periods of adverse economic conditions. See Appendix A for a fuller description of corporate bond ratings.

HIGH CURRENT INCOME FUND

  The primary investment objective of the High Current Income Fund, like the Prime Bond Fund, is to obtain the highest level of current income that is consistent with the investment policies of the Fund and with prudent investment management. As a secondary objective, the Fund seeks capital appreciation when consistent with its primary objective. There can be no assurance that the Fund's investment objectives will be achieved.

  The High Current Income Fund seeks high current income by investing principally in fixed-income securities that are rated in the lower rating categories of the established rating services (Baa or lower by Moody's and BBB or lower by Standard & Poor's), or in unrated securities of comparable quality. Securities rated below Baa by Moody's and below BBB by Standard & Poor's are commonly known as "junk bonds." Additional information regarding various bond ratings is set forth in Appendix A to the Prospectus. The market price of fixed-income securities such as those purchased by the Fund is affected by changes in interest rates generally. As interest rates rise, the market value of fixed-income securities will fall, adversely affecting the net asset value of the Fund.

  Although they can be expected to provide higher yields, lower-rated securities such as those purchased by the Fund may be subject to greater market fluctuations and risks of loss of income and principal than lower-yielding, higher-rated fixed-income securities. Such securities are generally issued by corporations which are not as financially secure or as creditworthy as issuers of higher-rated securities. There is, accordingly, a greater risk that the issuers of higher-yielding securities will not be able to pay principal and interest on such securities, especially during periods of adverse economic conditions. Because investment in such high-yield securities entails relatively greater risk of loss of income or principal, an investment in the High Current Income Fund may not be appropriate as the exclusive investment to fund the Contracts for all Contract Owners. See "Risks of High Yield Securities."

  Selection and supervision by the management of the Company of investments in lower-rated fixed-income securities involves continuous analysis of individual issuers, general business conditions and other factors which may be too time consuming or too costly for the average investor. The furnishing of these services does not, of course, guarantee successful results. The analysis of issuers may include, among other things, historic and current financial condition, current and anticipated cash flow and borrowing requirements, value of assets in relation to historical cost, strength of management, responsiveness to business conditions, credit standing, and current and anticipated results of operations. Analysis of general business conditions and other factors may include anticipated changes in economic activity and interest rates, the availability of new investment opportunities, and the economic outlook for specific industries. While the Investment Adviser considers as one factor in its credit analysis the ratings assigned by the rating services, the Investment Adviser performs its own independent credit analysis of issuers and consequently, the Fund may invest, without limit, in unrated securities if such securities offer, in the opinion of the Investment Adviser, a relatively high yield without undue risk. As a result, the High Current Income Fund's ability to achieve its investment objective may depend to a greater extent on the Investment Adviser's own credit analysis than the Funds which invest in higher-rated securities. Although the High Current Income Fund will invest primarily in lower-rated securities, it will not invest in securities rated Ca or lower by Moody's and CC or lower by Standard & Poor's unless the Investment Adviser believes that the financial condition of the issuer or the protection afforded to the particular securities is stronger than would otherwise be indicated by such low ratings. However, securities purchased by the Fund may subsequently be downgraded. Such securities may continue to be held and will be sold only if, in the judgement of the Investment Adviser, it is advantageous to do so.

  When changing economic conditions and other factors cause the yield difference between lower-rated and higher-rated securities to narrow, the Fund may purchase higher-rated securities if the Investment Adviser believes that the risk of loss of income and principal may be substantially reduced with only a relatively small reduction in yield.

  The securities in the Fund will be varied from time to time depending upon the judgement of management as to prevailing conditions in the economy and the securities markets and the prospects for interest rate changes among different categories of fixed-income securities. It is anticipated that under normal circumstances more than 90% of the Fund's assets will be invested in fixed-income securities, including convertible and non-convertible debt securities and preferred stock. Although it is expected that, in general, the Fund will not invest in common stocks, rights or other equity securities, it will acquire or hold such securities (if consistent with the objectives of the Fund) when such securities are acquired in unit offerings with fixed-income securities or in connection with an actual or proposed conversion or exchange of fixed-income securities. In addition, under unusual market or economic conditions, the High Current Income Fund for defensive purposes may invest up to 100% of its assets in U.S. Government or Government agency securities, money market securities or other fixed-income securities deemed by the Investment Adviser to be consistent with a defensive posture, or may hold its assets in cash. The yield on such securities may be lower than the yield on lower-rated fixed-income securities.

  The table below shows the average monthly dollar-weighted market value, by Standard & Poor's rating category, of the securities held by the High Current Income Fund during the year ended December 31, 1996.

                                                                   % MARKET
                                                              %      VALUE
                                                              NET  CORPORATE
                            RATING*                         ASSETS   BONDS
                            -------                         ------ ---------
     BBB...................................................   0.7%     0.8%
     BB....................................................  29.2     33.8
     B.....................................................  47.5     55.2
     CCC...................................................   4.2      4.7
     NR**..................................................   5.0      5.5
                                                                     -----
                                                                     100.0%
                                                                     =====

--------
 * A description of corporate bond ratings of Standard & Poor's is set forth in Appendix A to the Prospectus.
** Bonds which are not rated by Standard & Poor's. Such bonds may be rated by nationally recognized statistical rating organizations other than Standard & Poor's, or may not be rated by any other organizations.

BASIC VALUE FOCUS FUND

  The investment objective of the Basic Value Focus Fund is to seek capital appreciation and, secondarily, income by investing in securities, primarily equities, that management of the Fund believes are undervalued and therefore represent basic investment value. There can be no assurance that the Fund's investment objectives will be achieved. The Fund seeks special opportunities in securities that are selling at a discount, either from book value or historical price-earnings ratios, or seem capable of recovering from temporarily out of favor considerations. Particular emphasis is placed on securities which provide an above-average dividend return and sell at a below-average price-earnings ratio.

  The investment policy of the Basic Value Focus Fund is based on the belief that the pricing mechanism of the securities market lacks total efficiency and has a tendency to inflate prices of securities in favorable market climates and depress prices of securities in unfavorable climates. Based on this premise, management believes that favorable changes in market prices are more likely to begin when securities are out of favor, earnings are depressed, price-earnings ratios are relatively low, investment expectations are limited, and there is no real general interest in the particular security or industry involved. On the other hand, management believes that negative developments are more likely to occur when investment expectations are generally high, stock prices are advancing or have advanced rapidly, price-earnings ratios have been inflated, and the industry or issue continues to gain new investment acceptance on an accelerated basis. In other words, management believes that market prices of securities with relatively high price-earnings ratios are more susceptible to unexpected adverse developments while securities with relatively low price-earnings ratios are more favorably positioned to benefit from favorable, but generally unanticipated, events. This investment policy departs from traditional philosophy. Management of the Fund believes that the market risk involved in this policy is moderated somewhat by an emphasis on securities with above-average dividend returns.

  The current institutionally-dominated market tends to ignore, to some extent, the numerous secondary issues whose market capitalizations are below those of the relatively few larger size growth companies. It is expected that the Basic Value Focus Fund's portfolio generally will have significant representation in this secondary segment of the market. The basic orientation of the Fund's investment policies is such that at times a large portion of its common stock holdings may carry less than favorable research ratings from research analysts.

  Investment emphasis is on equities, primarily common stock and, to a lesser extent, securities convertible into common stocks. The Basic Value Focus Fund also may invest in preferred stocks and non-convertible debt securities rated investment grade and utilize covered call options with respect to portfolio securities as described in Appendix B. It reserves the right as a defensive measure to hold other types of securities, including U.S. Government and Government agency securities, money market securities or other fixed-income securities deemed by the Investment Adviser to be consistent with a defensive posture, or cash, in such proportions as, in the opinion of management, prevailing market or economic conditions warrant. The Fund may invest up to 10% of its total assets, taken at market value at the time of acquisition, in the securities of foreign issuers.

DEVELOPING CAPITAL MARKETS FOCUS FUND

  The investment objective of the Developing Capital Markets Focus Fund is to seek long-term capital appreciation by investing in securities, principally equities, of issuers in countries having smaller capital markets. Under normal conditions, at least 65% of the Fund's net assets will be invested in such equity securities. The investment objective of the Fund is a fundamental policy and may not be changed without approval of a majority of the Fund's outstanding shares. There can be no assurance that the Fund's investment objective will be achieved. The Fund may employ a variety of investments and techniques to hedge against market and currency risk. See Appendix B. Investing on an international basis involves special considerations. Investing in smaller capital markets entails the risk of significant volatility in the Fund's security prices. See "Other Portfolio Strategies--Foreign Securities." The Fund is designed for investors seeking to complement their U.S. holdings through foreign investments. The Fund should be considered as a long-term investment and a vehicle for diversification and not as a balanced investment program.

  For purposes of its investment objective, the Fund considers countries having smaller capital markets to be all countries other than the four countries having the largest equity market capitalizations. Currently, these four countries are Japan, the United Kingdom, the United States and Germany. At December 31, 1996, those countries' equity market capitalizations totalled approximately 69.84% of the world's equity market capitalization according to data provided by Morgan Stanley Capital International. The Fund will at all times, except during defensive periods, maintain investments in at least three countries having smaller capital markets.

  The Fund seeks to benefit from economic and other developments in smaller capital markets. The investment objective of the Fund reflects the belief that investment opportunities may result from an evolving long-term international trend favoring more market-oriented economies, a trend that may especially benefit certain countries having smaller capital markets. This trend may be facilitated by local or international political, economic or financial developments that could benefit the capital markets of such countries. Certain such countries, particularly so-called "emerging" countries (such as Malaysia, Mexico and Thailand) which may be in the process of developing more market-oriented economies, may experience relatively high rates of economic growth. Other countries (such as France, the Netherlands and Spain), although having relatively mature smaller capital markets, may also be in a position to benefit from local or international developments encouraging greater market orientation and diminishing governmental intervention in economic affairs.

  Many investors, particularly individuals, lack the information, capability or inclination to invest in countries having smaller capital markets. It also may not be permissible for such investors to invest directly in certain such markets. Unlike many intermediary investment vehicles, such as closed-end investment companies that invest in a single country, the Fund intends to diversify investment risk among the capital markets of a number of countries. The Fund will not necessarily seek to diversify investments on a geographical basis or on the basis of the level of economic development of any particular country.

  In its investment decision-making, the Investment Adviser will emphasize the allocation of assets among certain countries' capital markets, rather than the selection of particular industries or issuers. Because of the general illiquidity of the capital markets in some countries, the Fund may invest in a relatively small number of leading or actively traded companies in a country's capital markets in the expectation that the investment experience of the securities of such companies will substantially represent the investment experience of the country's capital markets as a whole.

  The Fund also may invest in debt securities of issuers in countries having smaller capital markets. Capital appreciation in debt securities may arise as a result of a favorable change in relative foreign exchange rates, in relative interest rate levels, or in the creditworthiness of issuers. In accordance with its investment objective, the Fund will not seek to benefit from anticipated short-term fluctuations in currency exchange rates. The Fund may, from time to time, invest in debt securities with relatively high yields (as compared to other debt securities meeting the Fund's investment criteria), notwithstanding that the Fund may not anticipate that such securities will experience substantial capital appreciation. See "Risks of High Yield Securities" below. Such income can be used, however, to offset the operating expenses of the Fund.

  The Fund may invest in debt securities issued or guaranteed by foreign governments (including foreign states, provinces and municipalities) or their agencies and instrumentalities ("governmental entities"), issued or guaranteed by international organizations designated or supported by multiple foreign governmental entities (which are not obligations of foreign governments) to promote economic reconstruction or development ("supranational entities"), or issued by foreign corporations or financial institutions.

  Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the World Bank, the European Steel and Coal Community, the Asian Development Bank and the Inter-American Development Bank. The governmental members, or "stockholders," usually make initial capital contributions to the supranational entity and in many cases are committed to make additional capital contributions if the supranational entity is unable to repay its borrowings.

  The Fund has established no rating criteria for the debt securities in which it may invest, and such securities may not be rated at all for creditworthiness. Securities rated in the medium to lower rating categories of nationally recognized statistical rating organizations and unrated securities of comparable quality are predominantly speculative with respect to the capacity to pay interest and repay principal in accordance with the terms of the security and generally involve a greater volatility of price than securities in higher rating categories. In purchasing such securities, the Fund will rely on the Investment Adviser's judgement, analysis and experience in evaluating the creditworthiness of an issuer of such securities. The Investment Adviser will take into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters. The Fund does not intend to purchase debt securities that are in default or which the Investment Adviser believes will be in default. See "Other Portfolio Strategies--Foreign Securities" and "Risks of High Yield Securities" below.

  For purposes of the Fund's investment objective, an issuer ordinarily will be considered to be located in the country where the primary trading market of its securities is located. The Fund, however, may consider a company to be located in countries having smaller capital markets, without reference to its domicile or to the primary trading market of its securities, when at least 50% of its non-current assets, capitalization, gross revenues or profits in any one of the two most recent fiscal years represents (directly or indirectly through subsidiaries) assets or activities located in such countries. The Fund also may consider closed-end investment companies to be located in the country or countries in which they primarily make their portfolio investments.

  Foreign investments in smaller capital markets involve risks not involved in domestic investment, including fluctuations in foreign exchange rates, future political and economic developments, different legal systems and the existence or possible imposition of exchange controls or other foreign or United States governmental laws or restrictions applicable to such investments. These risks are often heightened for investments in small capital markets. With respect to certain countries, there may be the possibility of expropriation of assets, confiscatory taxation, high rates of inflation, political or social instability or diplomatic developments which could affect investment in those countries. In addition, certain foreign investments may be subject to foreign withholding taxes.

  There may be less publicly available information about an issuer in a smaller capital market than would be available about a United States company, and it may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those of United States companies. As a result, traditional investment measurements, such as price/earnings ratios, as used in the United States, may not be applicable in certain capital markets.

  The Fund reserves the right, as a temporary defensive measure or to provide for redemptions or in anticipation of investment in countries having smaller capital markets, to hold cash or cash equivalents (in U.S. dollars or foreign currencies) and short-term securities, including money market securities. The Fund may invest in the securities of foreign issuers in the form of American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), Global Depositary Receipts (GDRs) or other securities convertible into securities of foreign issuers. The Fund may invest in unsponsored ADRs. The issuers of unsponsored ADRs are not obligated to disclose material information in the United States, and therefore, there may not be a correlation between such information and the market value of such ADRs.

NON-DIVERSIFIED FUNDS

  The Developing Capital Markets Focus Fund is classified as a non-diversified investment company under the Investment Company Act. However, the Fund will have to limit its investments to the extent required by the diversification requirements applicable to regulated investment companies under the Internal Revenue Code. To qualify as a regulated investment company, a Fund, at the close of each fiscal quarter, may not have more than 25% of its total assets invested in the securities (except obligations of the U.S. Government, its agencies or instrumentalities) of any one issuer and with respect to 50% of its assets, (i) may not have more than 5% of its total assets invested in the securities of any one issuer and (ii) may not own more than 10% of the outstanding voting securities of any one issuer.

INVESTMENT RESTRICTIONS

  The Company has adopted a number of restrictions and policies relating to the investment of its assets and its activities which are fundamental policies and may not be changed without the approval of the holders of the Company's outstanding voting securities (including a majority of the shares of each Fund). Investors are referred to the Statement of Additional Information for a complete description of such restrictions and policies.

OTHER PORTFOLIO STRATEGIES

  Restricted Securities. Each of the Funds is subject to limitations on the amount of illiquid securities it may purchase; however, each Fund may purchase without regard to that limitation certain securities that are not registered under the Securities Act of 1933, as amended (the "Securities Act"), including
(a) commercial paper exempt from registration under Section 4(2) of the Securities Act, and (b) securities that can be offered and sold to "qualified institutional buyers" under Rule 144A under the Securities Act, provided that the Company's Board of Directors continuously determines, based on the trading markets for the specific Rule 144A security, that it is liquid. The Board of Directors may adopt guidelines and delegate to the Investment Adviser the daily function of determining and monitoring liquidity of restricted securities. The Board has determined that securities sold under Rule 144A which are freely tradeable in their primary market offshore should be deemed liquid. The Board, however, will retain sufficient oversight and be ultimately responsible for the determinations.

  Since it is not possible to predict with assurance exactly how the market for restricted securities sold and offered under Rule 144A will develop, the Board of Directors will carefully monitor the Funds' investments in these securities, focusing on such factors, among others, as valuation, liquidity and availability of information. This investment practice could have the effect of increasing the level of illiquidity in a Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities.

  Foreign Securities. The High Current Income, Basic Value Focus and Developing Capital Markets Focus Funds may invest in securities of foreign issuers. Investments in foreign securities, particularly those of non-governmental issuers, involve considerations and risks which are not ordinarily associated with investing in domestic issuers. These considerations and risks include changes in currency rates, currency exchange control regulations, the possibility of expropriation, the unavailability of financial information or the difficulty of interpreting financial information prepared under foreign accounting standards, less liquidity and more volatility in foreign securities markets, the impact of political, social or diplomatic developments, and the difficulty of assessing economic trends in foreign countries. If it should become necessary, a Fund could encounter greater difficulties in invoking legal processes abroad than would be the case in the United States. Transaction costs in foreign securities may be higher. The operating expense ratio of a Fund investing in foreign securities can be expected to be higher than that of an investment company investing exclusively in United States securities because the expenses of the Fund, such as custodial costs, are higher. In addition, net investment income earned by a Fund on a foreign security may be subject to withholding and other taxes imposed by foreign governments which will reduce a Fund's net investment income. The Investment Adviser will consider these and other factors before investing in foreign securities, and will not make such investments unless, in its opinion, such investments will meet the standards and objectives of a particular Fund. No Fund which may invest in foreign securities will concentrate its investments in any particular country. The Developing Capital Markets Focus Fund may from time to time be substantially invested in non-dollar-denominated securities of foreign issuers. For a Fund that invests in foreign securities denominated or quoted in currencies other than the United States dollar, changes in foreign currency exchange rates may affect the value of securities in the portfolio and the unrealized appreciation or depreciation of investments insofar as United States investors are concerned, and a Fund's return on investments in non-dollar-denominated securities may be reduced or enhanced as a result of changes in foreign currency rates during the period in which the Fund holds such investments. Foreign currency exchange rates are determined by forces of supply and demand in the foreign exchange markets. These forces are, in turn, affected by international balance of payments and other economic and financial conditions, government intervention, speculation and other factors. With respect to certain countries, there may be the possibility of expropriation of assets, confiscatory taxation, high rates of inflation, political or social instability or diplomatic developments which could affect investment in those countries. The High Current Income Fund will purchase only securities issued in dollar denominations.

  The Developing Capital Markets Focus Fund may invest a significant portion of its assets in securities of foreign issuers in smaller capital markets, while each of the other Funds which is permitted to invest in foreign securities may from time to time invest in securities of such foreign issuers. Foreign investments involve risks, including fluctuations in foreign exchange rates, future political and economic developments, different legal systems, the existence or possible imposition of exchange controls, or other foreign or United States governmental laws or restrictions are often heightened for investments in smaller capital markets.

  There may be less publicly available information about an issuer in a smaller capital market than would be available about a United States company, and it may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those of United States companies. As a result, traditional investment measurements, such as price/earnings ratios, as used in the United States, may not be applicable in certain capital markets.

  Smaller capital markets, while often growing in trading volume, have substantially less volume than United States markets, and securities in many smaller capital markets are less liquid and their prices may be more volatile than securities of comparable United States companies. Brokerage commissions, custodial services, and other costs relating to investment in smaller capital markets are generally more expensive than in the United States. Such markets have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Further, satisfactory custodial services for investment securities may not be available in some countries having smaller capital markets, which may result in a Fund which invests in these markets incurring additional costs and delays in transporting and custodying such securities outside such countries. Delays in settlement could result in temporary periods when assets of such a Fund are uninvested and no return is earned thereon. The inability of a Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of a portfolio security due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser. There is generally less government supervision and regulation of exchanges, brokers and issuers in countries having smaller capital markets than there is in the United States.

  As a result, management of a Fund which invests in foreign securities may determine that, notwithstanding otherwise favorable investment criteria, it may not be practicable or appropriate to invest in a particular country. A Fund may invest in countries in which foreign investors, including management of the Fund, have had no or limited prior experience. Due to its emphasis on securities of issuers located in smaller capital markets, the Developing Capital Markets Focus Fund should be considered as a vehicle for diversification and not as a balanced investment program.

  Certain of the Funds may invest in debt securities issued by foreign governments. Investments in foreign government debt securities, particularly those of emerging market country governments, involve special risks. Certain emerging market countries have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. The issuer or governmental authority that controls the repayment of an emerging market country's debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A debtor's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, and, in the case of a government debtor, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole and the political constraints to which a government debtor may be subject. Government debtors may default on their debt and may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. Holders of government debt, including the Fund, may be requested to participate in the rescheduling of such debt and to extend further loans to government debtors.

  As a result of the foregoing, a government obligor may default on its obligations. If such an event occurs, a Fund may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign government debt securities to obtain recourse may be subject to the political climate in the relevant country. Government obligors in developing and emerging market countries are among the world's largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. The issuers of the government debt securities in which a Fund may invest have in the past experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements.

  The Developing Capital Markets Focus Fund intends to invest in securities of foreign issuers in smaller capital markets. Some countries with smaller capital markets prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as the Fund. As illustrations, certain countries require governmental approval prior to investments by foreign persons, or limit the amount of investment by foreign persons in a particular company, or limit the investment by foreign persons to only a specific class of securities of a company which may have less advantageous terms than securities of the company available for purchase by nationals.

  A number of countries, such as South Korea, Taiwan and Thailand, have authorized the formation of closed-end investment companies to facilitate indirect foreign investment in their capital markets. In accordance with the Investment Company Act, the Developing Capital Markets Focus Fund may invest up to 10% of its total assets in securities of such closed-end investment companies. This restriction on investments in securities of closed-end investment companies may limit opportunities for the Fund to invest indirectly in certain smaller capital markets. Shares of certain closed-end investment companies may at times be acquired only at market prices representing premiums to their net asset values. If a Fund acquires shares in closed-end investment companies, shareholders would bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of such closed-end investment companies. A Fund also may seek, at its own cost, to create its own investment entities under the laws of certain countries.

  In some countries, banks or other financial institutions may constitute a substantial number of the leading companies or the companies with the most actively traded securities. Also, the Investment Company Act restricts a Fund's investments in any equity security of an issuer which, in its most recent fiscal year, derived more than 15% of its revenues from "securities related activities," as defined by the rules thereunder. These provisions may also restrict a Fund's investments in certain foreign banks and other financial institutions.

  Lending of Portfolio Securities. Each Fund of the Company may from time to time lend securities (but not in excess of 20% of its total assets) from its portfolio to brokers, dealers and financial institutions and receive collateral in cash or securities issued or guaranteed by the U.S. Government which, while the loan is outstanding, will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities plus accrued interest. Such cash collateral will be invested in short-term securities, the income from which will increase the return to the Fund.

  Forward Commitments. Each of the Funds may purchase securities on a when-issued basis, and they may purchase or sell such securities for delayed delivery. These transactions occur when securities are purchased or sold by a Fund with payment and delivery taking place in the future to secure what is considered an advantageous yield and price to the Fund at the time of entering into the transaction. The value of the security on the delivery date may be more or less than its purchase price. A Fund entering into such transactions will maintain a segregated account with its custodian of cash or liquid securities in an aggregate amount equal to the amount of its commitments in connection with such delayed delivery and purchase transactions.

  Standby Commitment Agreements. The High Current Income and Developing Capital Markets Focus Funds may from time to time enter into standby commitment agreements. Such agreements commit the respective Fund, for a stated period of time, to purchase a stated amount of a fixed income security which may be issued and sold to the Fund at the option of the issuer. The price and coupon of the security is fixed at the time of the commitment. At the time of entering into the agreement the Fund is paid a commitment fee which is typically approximately 0.5% of the aggregate purchase price of the security which the Fund has committed to purchase. The Fund will at all times maintain a segregated account with its custodian of cash or liquid securities in an amount equal to the purchase price of the securities underlying the commitment. There can be no assurance that the securities subject to a standby commitment will be issued, and the value of the security, if issued, on the delivery date may be more or less than its purchase price.

  Portfolio Strategies Involving Options, Futures and Foreign Exchange Transactions. Certain Funds may use derivative instruments, including options and futures and purchase and sell foreign exchange. Transactions involving such instruments expose these Funds to certain risks. Each Fund's use of these instruments and the associated risks are described in detail in Appendix B attached to this Prospectus.

RISKS OF HIGH YIELD SECURITIES

  The High Current Income Fund and Developing Capital Markets Focus Fund may invest a substantial portion of their assets in high yield, high risk securities or junk bonds, which are regarded as being predominantly speculative as to the issuer's ability to make payments of principal and interest. Investment in such securities involves substantial risk. Issuers of junk bonds may be highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risks associated with acquiring the securities of such issuers generally are greater than is the case with higher-rated securities. For example, during an economic downturn or a sustained period of rising interest rates, issuers of high yield securities may be more likely to experience financial stress, especially if such issuers are highly leveraged. During recessionary periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations also may be adversely affected by specific issuer developments, or the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss due to default by the issuer is significantly greater for the holders of junk bonds because such securities may be unsecured and may be subordinated to other creditors of the issuer. While the high yield securities in which the High Current Income Fund or Developing Capital Markets Focus Fund may invest normally do not include securities which, at the time of investment, are in default or the issuers of which are in bankruptcy, there can be no assurance that such events will not occur after a Fund purchases a particular security, in which case a Fund may experience losses and incur costs.

  In an effort to minimize the risk of issuer default or bankruptcy, the High Current Income Fund and the Developing Capital Markets Focus Fund each will diversify its holdings among many issuers. However, there can be no assurance that diversification will protect a Fund from widespread defaults brought about by a sustained economic downturn.

  High yield securities tend to be more volatile than higher-rated fixed-income securities, so that adverse economic events may have a greater impact on their prices and yields than on higher-rated fixed-income securities. Zero coupon bonds and bonds which pay interest and/or principal in additional bonds rather than in cash are especially volatile. Like higher-rated fixed-income securities, junk bonds are generally purchased and sold through dealers who make a market in such securities for their own accounts. However, there are fewer dealers in this market, which may be less liquid than the market for higher-rated fixed-income securities, even under normal economic conditions. Also, there may be significant disparities in the prices quoted for such bonds by various dealers. Adverse economic conditions or investor perceptions (whether or not based on economic fundamentals) may impair the liquidity of this market, and may cause the prices the High Current Income Fund and the Developing Capital Markets Focus Fund receive for their junk bonds to be reduced, or a Fund may experience difficulty in liquidating a portion of its portfolio when necessary to meet the Fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. Under such conditions, judgement may play a greater role in valuing certain of each Fund's portfolio securities than in the case of securities trading in a more liquid market.

  Adverse publicity and investor perceptions, which may not be based on fundamental analysis, also may decrease the value and liquidity of junk bonds, particularly in a thinly traded market. Factors adversely affecting the market value of such securities are likely to affect adversely the net asset value of the High Current Income Fund and the Developing Capital Markets Focus Fund. In addition, each Fund may incur additional expenses to the extent that it is required to seek recovery upon a default on a portfolio holding or to participate in the restructuring of the obligation.

  Sovereign Debt. The junk bonds in which the High Current Income Fund and Developing Capital Markets Focus Fund may invest include junk bonds issued by sovereign entities. Investment in such sovereign debt involves a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity's policy towards the International Monetary Fund and the political constraints to which a governmental entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds to the governmental entity, which may further impair such debtor's ability or willingness to timely service its debts. Consequently, governmental entities may default on their sovereign debt.

  Holders of sovereign debt, including the High Current Income Fund and the Developing Capital Markets Focus Fund, may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. In the event of a default by a governmental entity, there may be few or no effective legal remedies available to a Fund and there can be no assurance a Fund will be able to collect on defaulted sovereign debt in whole or in part.

INSURANCE LAW RESTRICTIONS

  In order for shares of the Company's Funds to remain eligible investments for the Separate Accounts, it may be necessary, from time to time, for a Fund to limit its investments in certain types of securities in accordance with the insurance laws or regulations of the various states in which the Contracts are sold.

  The New York insurance law requires that investments of each Fund be made with the degree of care of an "ordinarily prudent person." The Investment Adviser believes that compliance with this standard will not have any negative impact on the performance of any of the Funds.

OTHER CONSIDERATIONS

  The Investment Adviser will use its best efforts to assure that each Fund of the Company complies with certain investment limitations of the Internal Revenue Service to assure favorable income tax treatment for the Contracts. It is not expected that such investment limitations will materially affect the ability of any Fund to achieve its investment objective.

                                   DIRECTORS

  The Directors of the Company consist of six individuals, five of whom are not "interested persons" of the Company as defined in the Investment Company Act of 1940. The Directors of the Company are responsible for the overall supervision of the operations of the Company and perform the various duties imposed on the directors of the investment companies by the Investment Company Act of 1940. The Board of Directors elects officers of the Company annually.

  The Directors of the Company and their principal employment are as follows:

  Arthur Zeikel*--President of the Investment Adviser and its affiliate, Fund Asset Management, L.P. ("FAM"); President and Director of Princeton Services, Inc. ("Princeton Services"); Executive Vice President of ML&Co.; and Director of the Merrill Lynch Funds Distributor, Inc. (the "Distributor").

  Joe Grills--Member of the Committee on Investment of Employee Benefit Assets of the Financial Executives Institute ("CIEBA"); Member of CIEBA's Executive Committee; and Member of the Investment Advisory Committee of the State of New York Common Retirement Fund and the Howard Hughes Medical Institute; Director, Duke Management Company, LaSalle Street Fund and Kimco Realty Corporation.

  Walter Mintz--Special Limited Partner of Cumberland Partners (investment partnership).

  Robert S. Salomon, Jr.--Principal of STI Management (investment adviser).

  Melvin R. Seiden--Director of Silbanc Properties, Ltd. (real estate, consulting and investments).

  Stephen R. Swensrud--Chairman of Fernwood Associates (financial consultants).

                              INVESTMENT ADVISER

  Merrill Lynch Asset Management L.P. ("MLAM"), an indirect wholly owned subsidiary of Merrill Lynch & Co., Inc., is the investment adviser (the "Investment Adviser") for the Fund. The general partner of the Investment Adviser is Princeton Services, Inc., a wholly owned subsidiary of Merrill Lynch & Co., Inc. The principal address of the Investment Adviser is 800 Scudders Mill Road, Plainsboro, New Jersey 08536 (mailing address: Box 9011, Princeton, New Jersey 08543-9011). The Investment Adviser or its affiliate, Fund Asset Management, L.P. ("FAM"), acts as the investment adviser for over 130 other registered investment companies. The Investment Adviser also offers portfolio management and portfolio analysis services to individuals and institutions. In the aggregate, as of March 31, 1997, MLAM and FAM had a total of approximately $247.2 billion in investment company and other portfolio assets under management including assets of certain affiliates.

  While the Investment Adviser is at all times subject to the direction of the Board of Directors of the Company, the Investment Advisory Agreements provide that the Investment Adviser, subject to review by the Board of Directors, is responsible for the actual management of the Funds and has responsibility for making decisions to buy, sell or hold any particular security. The Investment Adviser provides the portfolio managers for the Funds, who consider information from various sources, make the necessary investment decisions and effect transactions accordingly. The Investment Adviser is also obligated to perform certain administrative and management services for the Company (certain of which it may delegate to third parties) and is obligated to provide all the office space, facilities, equipment and personnel necessary to perform its duties under the Agreements. The Investment Adviser has access to the full range of the securities and economic research facilities of Merrill Lynch.

  During the Company's fiscal year ended December 31, 1996, the advisory fees expense incurred by the Company totaled $24,131,430 of which $1,881,541 related to the High Current Income Fund (representing .49% of its average net assets), $2,414,605 related to the Basic Value Focus Fund (representing .60% of its average net assets), and, $765,718 related to the Developing Capital Markets Focus Fund (representing 1.00% of its average net assets) of which $52,388 was voluntarily waived by MLAM.
-------------------------
* Interested person, as defined in the Investment Company Act of 1940, of the Company.

  During the Company's fiscal year ended December 31, 1996, the total operating expenses of the Company's Funds (including the advisory fees paid to the Investment Adviser), before any fee waiver or reimbursement of a portion of such expenses were as follows: $2,096,102 related to the High Current Income Fund (representing .54% of its average net assets), $2,657,872 related to the Basic Value Focus Fund (representing .66% of its average net assets), and, $1,009,535 related to the Developing Capital Markets Focus Fund (representing 1.31% of its average net assets).

  The Investment Adviser has entered into a sub-advisory agreement (the "Sub-Advisory Agreement") with MLAM U.K., an indirect wholly owned subsidiary of ML & Co., and an affiliate of the Investment Adviser, pursuant to which the Investment Adviser pays MLAM U.K. a fee for providing investment advisory services to the Investment Adviser with respect to the Funds in an amount to be determined from time to time by the Investment Adviser and MLAM U.K. but in no event in excess of the amount that the Investment Adviser actually receives for providing services to the Funds pursuant to the Investment Advisory Agreement.

  The Investment Adviser and Merrill Lynch Life Agency, Inc. ("MLLA") have entered into two agreements which limit the operating expenses paid by each Fund in a given year to 1.25% of its average daily net assets (the "Reimbursement Agreements"). The reimbursement agreements, dated April 30, 1985 and February 11, 1992, provide that any expenses in excess of 1.25% of average daily net assets will be reimbursed to the Fund by the Investment Adviser which, in turn, will be reimbursed by MLLA.

  The Investment Adviser has entered into administrative services agreements with certain Insurance Companies, including MLLIC and ML of New York, pursuant to which the Investment Adviser compensates such companies for administrative responsibilities relating to the Company which are performed by such Insurance Companies.

CODE OF ETHICS

  The Board of Directors of the Company has adopted a Code of Ethics under Rule 17j-1 of the Act which incorporates the Code of Ethics of the Investment Adviser (together, the "Codes"). The Codes significantly restrict the personal investing activities of all employees of the Investment Adviser and, as described below, impose additional, more onerous, restrictions on fund investment personnel.

  The Codes require that all employees of the Investment Adviser preclear any personal securities investment (with limited exceptions, such as government securities). The preclearance requirement and associated procedures are designed to identify any substantive prohibition or limitation applicable to the proposed investment. The substantive restrictions applicable to all employees of the Investment Adviser include a ban on acquiring any securities in a "hot" initial public offering and a prohibition from profiting on short-term trading in securities. In addition, no employee may purchase or sell any security which at the time is being purchased or sold (as the case may be), or to the knowledge of the employee is being considered for purchase or sale, by any fund advised by the Investment Adviser. Furthermore, the Codes provide for trading "blackout periods" which prohibit trading by investment personnel of the Company within periods of trading by the Company in the same (or equivalent) security (15 or 30 days depending upon the transaction).

PORTFOLIO MANAGERS

  The following is information with respect to the Portfolio Managers for each of the Company's Funds.

  Kevin Rendino has served as the Basic Value Focus Fund's Portfolio Manager since July 1993, and is primarily responsible for the Fund's day-to-day management. He has served as Vice President of MLAM since December 1993; Senior Research Analyst from 1990 to 1992; Corporate Analyst from 1988 to 1990.

  Aldona Schwartz has served as the High Current Income Fund's Portfolio Manager since July 1993, and is primarily responsible for the Fund's day-to-day management. She has served as Vice President of MLAM since 1991 and employee of the Investment Adviser since 1986.

  Grace Pineda has served as the Developing Capital Markets Focus Fund's Portfolio Manager since May 1994, and is primarily responsible for the Fund's day-to-day management. She has served as Vice President of MLAM since 1989.

                     PORTFOLIO TRANSACTIONS AND BROKERAGE

  None of the Company's Funds has any obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policy established by the Board of Directors of the Company, the Investment Adviser is primarily responsible for the Company's portfolio decisions and the placing of the Company's portfolio transactions. In placing orders, it is the policy of each Fund to obtain the most favorable net results, taking into account various factors, including price, dealer spread or commission, if any, size of the transactions and difficulty of execution. While the Investment Adviser generally seeks reasonably competitive spreads or commissions, the Company will not necessarily be paying the lowest spread or commission available.

  Under the Investment Company Act of 1940, persons affiliated with the Company are prohibited from dealing with the Company as a principal in the purchase and sale of the Company's portfolio securities unless an exemptive order allowing such transactions is obtained from the Securities and Exchange Commission. Affiliated persons of the Company may serve as its broker in over-the-counter transactions conducted on an agency basis. During the year ended December 31, 1996, the Company engaged in 16 transactions pursuant to such order involving approximately $64.9 million of securities. For the year ended December 31, 1996, the Company paid brokerage commissions of $6,656,814, of which $266,405 was paid to Merrill Lynch.

                              PURCHASE OF SHARES

  The Company continuously offers shares of Class A Common Stock in each of its Funds to the Insurance Companies at prices equal to the respective per share net asset value of the Funds. Merrill Lynch Funds Distributor, Inc., a wholly owned subsidiary of the Investment Adviser, acts as the distributor of the shares. Net asset value is determined in the manner set forth below under "Additional Information--Determination of Net Asset Value."

  The Company and the Distributor reserve the right to suspend the sale of shares of each Fund in response to conditions in the securities markets or otherwise.

                             REDEMPTION OF SHARES

  The Company is required to redeem all full and fractional shares of the Funds for cash. The redemption price is the net asset value per share next determined after the initial receipt of proper notice of redemption.

                      DIVIDENDS, DISTRIBUTIONS AND TAXES

  It is the Company's intention to distribute substantially all of the net investment income, if any, of each Fund. For dividend purposes, net investment income of each Fund, other than the Domestic Money Market and Reserve Assets Funds, will consist of all payments of dividends or interest received by such Fund less the estimated expenses of such Fund (including fees payable to the Investment Adviser).

  Dividends from net investment income of the High Current Income Fund are declared and reinvested monthly in additional full and fractional shares at net asset value. Dividends from net investment income of the Basic Value Focus and Developing Capital Markets Focus Funds are declared and reinvested at least annually in additional full and fractional shares of the respective Funds.

  All net realized long-term or short-term capital gains of the Company, if any, are declared and distributed annually after the close of the Company's fiscal year to the shareholders of the Fund or Funds to which such gains are attributable. Short-term capital gains are taxable as ordinary income.

TAX TREATMENT OF THE COMPANY

  Each Fund intends to continue to qualify as a regulated investment company under certain provisions of the Internal Revenue Code of 1986, as amended (the "Code"). Under such provisions, a Fund will not be subject to federal income tax on such part of its net ordinary income and net realized capital gains which it distributes to shareholders. One of the requirements to qualify for treatment as a regulated investment company under the Code is that a Fund, among other things, derive less than 30% of its gross income in each taxable year from gains (without deduction of losses) from the sale or other disposition of stocks, securities and certain options, futures or forward contracts held for less than three months. This requirement may limit the ability of certain Funds to dispose of certain securities at times when management of the Company might otherwise deem such disposition appropriate or desirable.

  If a Fund earns original issue discount income in a taxable year which is not represented by correlative cash income, or if a Fund receives property rather than cash in payment of interest, shareholders will be allocated income greater than the amount of cash distributed to them. In addition, the Fund may have to dispose of securities and use the proceeds thereof to make distributions in amounts necessary to satisfy its distribution requirements under the Code.

TAX TREATMENT OF INSURANCE COMPANIES AS SHAREHOLDERS

  Dividends paid by the Company from its ordinary income and distributions of the Company's net realized capital gains are includable in the respective Insurance Company's gross income. Distributions of the Company's net realized long-term capital gains retain their character as long-term capital gains in the hands of the Insurance Companies if certain requirements are met. The tax treatment of such dividends and distributions depends on the respective Insurance Company's tax status. To the extent that income of the Company represents dividends on common or preferred stock, rather than interest income, its distributions to the Insurance Companies will be eligible for the present 70% dividends received deduction applicable in the case of a life insurance company as provided in the Code. See the Prospectus for the Contracts for a description of the respective Insurance Company's tax status and the charges which may be made to cover any taxes attributable to the Separate Account. Not later than 60 days after the end of each calendar year, the Company will send to the Insurance Companies a written notice required by the Code designating the amount and character of any distributions made during such year.

                               PERFORMANCE DATA

  From time to time the average annual total return and yield of one or more of the Company's Funds for various specified time periods may be included in advertisements or information furnished by the Insurance Companies to present or prospective Contract owners. Average annual total return and yield are computed in accordance with formulas specified by the Securities and Exchange Commission.

  Average annual total return quotations for the specified periods will be computed by finding the average annual compounded rates of return (based on net investment income and any realized and unrealized capital gains or losses on portfolio investments over such periods) that would equate the initial amount invested to the redeemable value of such investment at the end of each period. Average annual total return will be computed assuming all dividends and distributions are reinvested and taking into account all applicable recurring and nonrecurring expenses.

  Yield quotations will be computed based on a 30-day period by dividing (a) the net income based on the yield to maturity of each security earned during the period by (b) the average daily number of shares outstanding during the period that were entitled to receive dividends multiplied by the offering price per share on the last day of the period. The yield for the 30-day period ending December 31, 1996 was 9.30% for the High Current Income Fund.

  Total return and yield figures are based on the Fund's historical performance and are not intended to indicate future performance. The Fund's total return and yield will vary depending on market conditions, the securities comprising the Fund's portfolio, the Fund's operating expenses and the amount of realized and unrealized net capital gains or losses during the period. The value of an investment in the Fund will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost. The yield and total return quotations may be of limited use for comparative purposes because they do not reflect charges imposed at the Separate Account level which, if included, would decrease the yield.

  On occasion, one or more of the Company's Funds may compare its performance to that of the S&P 500 Index, the Value Line Composite Index, the Dow Jones Industrial Average, or performance data published by Lipper Analytical Services, Inc., or Variable Annuity Research Data Service or contained in publications such as Morningstar Publications, Inc., Chase Investment Performance Digest, Money Magazine, U.S. News & World Report, Business Week, Financial Services Weekly, Kiplinger Personal Finances, CDA Investment Technology, Inc., Forbes Magazine, Fortune Magazine, Wall Street Journal, USA Today, Barrons, Strategic Insight, Donaghues, Investors Business Daily and Ibbotson Associates. As with other performance data, performance comparisons should not be considered indicative of the Fund's relative performance for any future period.

                            ADDITIONAL INFORMATION

DETERMINATION OF NET ASSET VALUE

  The net asset value of the shares of each Fund is determined once daily by the Investment Adviser immediately after the declaration of dividends, if any, and is determined as of fifteen minutes following the close of trading on each day the New York Stock Exchange is open for business. The New York Stock Exchange is open on business days other than national holidays (except for Martin Luther King Day, when it is open) and Good Friday. The net asset value per share of each Fund is computed by dividing the sum of the value of the securities held by that Fund plus any cash or other assets (including interest and dividends accrued) minus all liabilities (including accrued expenses) by the total number of shares outstanding of that Fund at such time, rounded to the nearest cent. Expenses, including the investment advisory fees payable to the Investment Adviser, are accrued daily.

  Securities held by each Fund will be valued as follows: Portfolio securities that are traded on stock exchanges are valued at the last sale price (regular way) as of the close of business on the day the securities are being valued, or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter ("OTC") market are valued at the last available bid price in the OTC market prior to the time of valuation. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market, and it is expected that for debt securities this ordinarily will be the OTC market. When a Fund writes an option, the amount of the premium received is recorded on the books as an asset and an equivalent liability. The amount of the liability is subsequently valued to reflect the current market value of the option written, based upon the last sale price in the case of exchange-traded options or, in the case of options being traded in the OTC market, the last asked price. Options purchased are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Futures contracts are valued at settlement price at the close of the applicable exchange. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company. Any assets or liabilities initially expressed in terms of non-U.S. dollar currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the day of valuation.

  The Company has used pricing services, including Merrill Lynch Securities Pricing(TM) Service ("MLSPS"), to value securities held by the High Current Income and Prime Bond Funds and to value bonds held by other of the Company's Funds. The Board of Directors of the Company has examined the methods used by the pricing services in estimating the value of securities held by the Funds and believes that such methods will reasonably and fairly approximate the price at which those securities may be sold and result in a good faith determination of the fair value of such securities; however, there is no assurance that securities can be sold at the prices at which they are valued. During the fiscal year ended December 31, 1996, the High Current Income Fund paid MLSPS $7,269, for such services.

ORGANIZATION OF THE COMPANY

  The Company was incorporated on October 16, 1981, and operations of its Reserve Assets Fund commenced on November 12, 1981. Operations of the Prime Bond, High Current Income, Quality Equity and

Equity Growth Funds commenced on April 20, 1982. The Natural Resources Focus Fund and the American Balanced Fund commenced operations on June 1, 1988 and June 1, 1988, respectively. The Domestic Money Market Fund and the Global Strategy Focus Fund commenced operations on February 20 and February 28, 1992, respectively. The Basic Value Focus, Global Bond Focus, Global Utility Focus and International Equity Focus Funds commenced operations on July 1, 1993. The Developing Capital Markets Focus Fund and Government Bond Fund commenced operations on May 2, 1994. The Index 500 Fund commenced operations on December 13, 1996. The authorized capital stock of the Company consists of 3,400,000,000 shares of Class A Common Stock, par value $0.10 per share, and 3,400,000,000 shares of Class B Common Stock, par value $0.10 per share. The shares of Class A and Class B Common Stock are each divided into sixteen classes designated Merrill Lynch Reserve Assets Fund Common Stock, Merrill Lynch Prime Bond Fund Common Stock, Merrill Lynch High Current Income Fund Common Stock, Merrill Lynch Quality Equity Fund Common Stock, Merrill Lynch Equity Growth Fund Common Stock, Merrill Lynch Natural Resources Focus Fund Common Stock, Merrill Lynch American Balanced Fund Common Stock, Merrill Lynch Global Strategy Focus Fund Common Stock, Merrill Lynch Domestic Money Market Fund Common Stock, Merrill Lynch Basic Value Focus Fund Common Stock, Merrill Lynch Global Bond Focus Fund Common Stock, Merrill Lynch Global Utility Focus Fund Common Stock, Merrill Lynch International Equity Focus Fund Common Stock, Merrill Lynch Developing Capital Markets Focus Fund Common Stock, Merrill Lynch Government Bond Fund Common Stock and Merrill Lynch Index 500 Common Stock, respectively. The Company may, from time to time, at the sole discretion of its Board of Directors and without the need to obtain the approval of its shareholders or of Contract Owners, offer and sell shares of one or more of such classes. Each class consists of 100,000,000 Class A shares and 100,000,000 Class B shares except for Domestic Money Market Fund Common Stock which consists of 1,300,000,000 Class A shares and 1,300,000,000 Class B shares, Reserve Assets Fund Common Stock which consists of 500,000,000 Class A shares and 500,000,000 Class B shares and Global Bond Focus Fund Common Stock and Global Strategy Focus Fund Common Stock, each of which consists of 200,000,000 Class A shares and 200,000,000 Class B shares. All shares of Common Stock have equal voting rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. Pursuant to the Investment Company Act of 1940 and the rules and regulations thereunder, certain matters approved by a vote of all shareholders of the Company may not be binding on a class whose shareholders have not approved such matter. Each issued and outstanding share of a class is entitled to one vote and to participate equally in dividends and distributions declared with respect to such class and in net assets of such class upon liquidation or dissolution remaining after satisfaction of outstanding liabilities. The shares of each class, when issued, will be fully paid and nonassessable, have no preference, preemptive, conversion, exchange or similar rights, and will be freely transferable. Holders of shares of any class are entitled to redeem their shares as set forth under "Redemption of Shares." Shares do not have cumulative voting rights and the holders of more than 50% of the shares of the Company voting for the election of directors can elect all of the directors of the Company if they choose to do so and in such event the holders of the remaining shares would not be able to elect any directors. The Company does not intend to hold meetings of shareholders unless under the Investment Company Act of 1940 shareholders are required to act on any of the following matters: (i) election of directors; (ii) approval of an investment advisory agreement; (iii) approval of a distribution agreement; and (iv) ratification of the selection of independent accountants.

  The Board of Directors of the Company has authorized the issuance of shares of Class B Common Stock with respect to each of the Company's Funds, with the existing shares of Common Stock of each Fund to be designated Class A Common Stock of such Fund. The Board of Directors have also authorized the Company to enter into a Distribution Plan with Merrill Lynch Funds Distributor, Inc. under which the Company would pay distribution fees in respect of the shares of its Class B Common Stock. No shares of Class B Common Stock have been issued; however, the Company may commence issuing shares of Class B Common Stock later in 1997 pursuant to a separate or amended Prospectus.

  MLLIC purchased $100 worth of Shares of the Basic Value Focus Fund on June 28, 1993. MLLIC purchased, on July 1, 1993, $2,000,000 worth of shares of the Basic Value Focus Fund. MLLIC purchased on May 2, 1994 $8,000,000 worth of shares of the Developing Capital Markets Focus Fund. The organizational expenses of each of the Company's Funds are paid by the Investment Adviser. The Investment Adviser is reimbursed by MLLIC for all such expenses over a five-year period.

INDEPENDENT AUDITORS

  Deloitte & Touche LLP, 117 Campus Drive, Princeton, New Jersey 08540, has been selected as the independent auditors of the Company. The selection of independent auditors is subject to annual ratification by the Company's shareholders.

CUSTODIAN

  The Bank of New York ("BONY"), 110 Washington Street, New York, New York 10286, acts as Custodian of the Company's assets, except that Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109, acts as Custodian for assets of the Company's Developing Capital Markets Focus Fund.

TRANSFER AND DIVIDEND DISBURSING AGENT

  Merrill Lynch Financial Data Services, Inc. ("MLFDS"), which is a wholly owned subsidiary of Merrill Lynch & Co., Inc., acts as the Company's Transfer Agent and is responsible for the issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts. MLFDS will receive an annual fee of $5,000 per Fund and will be entitled to reimbursement of out-of-pocket expenses.

LEGAL COUNSEL

  Rogers & Wells, New York, New York, is counsel for the Company.

REPORTS TO SHAREHOLDERS

  The fiscal year of the Company ends on December 31 of each year. The Company will send to its shareholders at least semi-annually reports showing the Funds' portfolio securities and other information. An annual report containing financial statements, audited by independent auditors, will be sent to shareholders each year.

ADDITIONAL INFORMATION

  This Prospectus does not contain all of the information included in the Registration Statement filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940, with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the Securities and Exchange Commission.

  The Statement of Additional Information, dated April 25, 1997, which forms a part of the Registration Statement, is incorporated by reference into this Prospectus. The Statement of Additional Information may be obtained without charge as provided on the cover page of this Prospectus. The Registration Statement, including the exhibits filed therewith, may be examined at the office of the Securities and Exchange Commission in Washington, D.C.

                                  APPENDIX A

U.S. GOVERNMENT SECURITIES

  For temporary or defensive purposes, each Fund may invest in the various types of marketable securities issued by or guaranteed as to principal and interest by the U.S. Government and supported by the full faith and credit of the U.S. Treasury. U.S. Treasury obligations differ mainly in the length of their maturity. Treasury bills, the most frequently issued marketable government security, have a maturity of up to one year and are issued on a discount basis.

GOVERNMENT AGENCY SECURITIES

  For temporary or defensive purposes, each Fund may invest in government agency securities, which are debt securities issued by government sponsored enterprises, federal agencies and international institutions. Such securities are not direct obligations of the Treasury but involve government sponsorship or guarantees by government agencies or enterprises. The Funds may invest in all types of government agency securities currently outstanding or to be issued in the future.

DEPOSITORY INSTITUTIONS MONEY INSTRUMENTS

  For temporary or defensive purposes, each Fund may invest in depositary institutions money instruments, such as certificates of deposit, including variable rate certificates of deposit, bankers' acceptances, time deposits and bank notes. Certificates of deposit are generally short-term, interest-bearing negotiable certificates issued by commercial banks, savings banks or savings and loan associations against funds deposited in the issuing institution. Variable rate certificates of deposit are certificates of deposit on which the interest rate is periodically adjusted prior to their stated maturity, usually at 30, 90 or 180 day intervals ("coupon dates"), based upon a specified market rate. As a result of these adjustments, the interest rate on these obligations may be increased or decreased periodically. Often, dealers selling variable rate certificates of deposit to the Funds agree to repurchase such instruments, at the Funds' option, at par on the coupon dates. The dealers' obligations to repurchase these instruments are subject to conditions imposed by the various dealers; such conditions typically are the continued credit standing of the issuer and the existence of reasonably orderly market conditions. The Funds are also able to sell variable rate certificates of deposit in the secondary market. Variable rate certificates of deposit normally carry a higher interest rate than comparable fixed rate certificates of deposit because variable rate certificates of deposit generally have a longer stated maturity than comparable fixed rate certificates of deposit. As a matter of policy, the Domestic Money Market Fund will invest only in these types of instruments issued by U.S. issuers.

  A bankers' acceptance is a time draft drawn on a commercial bank by a borrower usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods). The borrower is liable for payment as well as the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in secondary markets prior to maturity.

  For temporary or defensive purposes, the Developing Capital Markets Focus Fund may invest in certificates of deposit and bankers' acceptances issued by foreign branches or subsidiaries of U.S. banks ("Eurodollar" obligations) or U.S. branches or subsidiaries of foreign banks ("Yankeedollar" obligations). The Fund may invest only in Eurodollar obligations which by their terms are general obligations of the U.S. parent bank and meet the other criteria discussed below. Yankeedollar obligations in which the Fund may invest must be issued by U.S. branches or subsidiaries of foreign banks which are subject to state or federal banking regulations in the U.S. and by their terms must be general obligations of the foreign parent. In addition, the Fund will limit its investments in Yankeedollar obligations to obligations issued by banking institutions with more than $1 billion in assets.

  For temporary or defensive purposes, the Developing Capital Markets Focus Fund may also invest in U.S. dollar-denominated obligations of foreign depository institutions and their foreign branches and subsidiaries, such as certificates of deposit, bankers' acceptances, time deposits and deposit notes. The obligations of such foreign branches and subsidiaries may be the general obligation of the parent bank or may be limited to the issuing branch or subsidiary by the terms of the specific obligation or by government regulation.

  Except as otherwise provided above with respect to investment in Yankeedollar and other foreign bank obligations no Fund may invest in any bank money instrument issued by a commercial bank or a savings and loan association unless the bank or association is organized and operating in the United States, has total assets of at least $1 billion and its deposits are insured by the Federal Deposit Insurance Corporation (the "FDIC"); provided that this limitation shall not prohibit the investment of up to 10% of the total assets of a Fund (taken at market value at the time of each investment) in certificates of deposit issued by banks and savings and loan associations with assets of less than $1 billion if the principal amount of each such certificate of deposit is fully insured by the FDIC.

SHORT-TERM DEBT INSTRUMENTS

  For temporary or defensive purposes, each Fund may invest in commercial paper (including variable amount master demand notes and insurance company funding agreements), which refers to short-term, unsecured promissory notes issued by corporations, partnerships, trusts and other entities to finance short-term credit needs and by trusts issuing asset-backed commercial paper. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payees of such notes, whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. Because variable amount master notes are direct lending arrangements between the lender and borrower, it is not generally contemplated that such instruments will be traded and there is no secondary market for the notes. Typically, agreements relating to such notes provide that the lender may not sell or otherwise transfer the note without the borrower's consent. Such notes provide that the interest rate on the amount outstanding is adjusted periodically, typically on a daily basis, in accordance with a stated short-term interest rate benchmark. Because the interest rate of a variable amount master note is adjusted no less often than every 60 days and since repayment of the note may be demanded at any time, the Investment Adviser values such a note in accordance with the amortized cost basis described under "Determination of Net Asset Value" in the Statement of Additional Information.

  For temporary or defensive purposes, the Developing Capital Markets Focus Fund may also invest in U.S. dollar-denominated commercial paper and other short-term obligations issued by foreign entities. Such investments are subject to quality standards similar to those applicable to investments in comparable obligations of domestic issuers. Investments in foreign entities in general involve the same risks as those described in the Statement of Additional Information in connection with investments in Eurodollar, Yankeedollar and foreign bank obligations.

REPURCHASE AGREEMENTS

  Repurchase Agreements; Purchase and Sale Contracts. Each Fund may invest in securities pursuant to repurchase agreements or purchase and sale contracts. Under a repurchase agreement, the seller agrees, upon entering into the contract with the Fund, to repurchase a security (typically a security issued or guaranteed by the U.S. government) at a mutually agreed upon time and price, thereby determining the yield during the term of the agreement. This results in a fixed yield for the Fund insulated from fluctuations in the market value of the underlying security during such period, although, to the extent the repurchase agreement is not denominated in U.S. dollars, the Fund's return may be affected by currency fluctuations. Repurchase agreements may be entered into only with a member bank of the Federal Reserve System, a primary dealer in U.S. government securities or an affiliate thereof. A purchase and sale contract is similar to a repurchase agreement, but purchase and sale contracts, unlike repurchase agreements, allocate interest on the underlying security to the purchaser during the term of the agreement and generally do not require the seller to provide additional securities in the event of a decline in the market value of the purchased security during the term of the agreement. If the seller were to default on its obligation to repurchase a security under a repurchase agreement or purchase and sale contract and the market value of the underlying security at such time was less than the Fund had paid to the seller, the Fund would realize a loss. Repurchase agreements maturing in more than seven days will be considered "illiquid securities."

DESCRIPTION OF CORPORATE BOND RATINGS

  Moody's Investors Service, Inc.:

    Aaa--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

    Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

    A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

    Baa--Bonds which are rated Baa are considered medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

    Ba--Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded both during good and bad times over the future. Uncertainty of position characterizes bonds in this class.

    B--Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any period of time may be small.

    Caa--Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

    Ca--Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other market shortcomings.

    C--Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

  Note: Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

  Standard & Poor's Corporation:

    AAA--This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

    AA--Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

    A--Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

    BBB--Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

    BB--B--CCC--CC--Bonds rated BB, B, CCC, and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

    NR--Not rated by the indicated rating agency.

    Plus (+) or Minus (-): The ratings from "AA" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

                                  APPENDIX B

  Certain Funds of the Company are authorized to use derivative instruments, including options, and futures, and to purchase and sell foreign exchange, as described below. Such instruments are referred to collectively herein as "Strategic Instruments."

OPTIONS ON SECURITIES AND SECURITIES INDICES

  Purchasing Options. The Developing Capital Markets Focus Fund is authorized to purchase put options on securities held in its portfolio or securities indices the performance of which is substantially correlated with securities held in its portfolio. When the Fund purchases a put option, in consideration for an upfront payment (the "option premium") the Fund acquires a right to sell to another party specified securities owned by the Fund at a specified price (the "exercise price") on or before a specified date (the "expiration date"), in the case of an option on securities, or to receive from another party a payment based on the amount a specified securities index declines below a specified level on or before the expiration date, in the case of an option on a securities index. The purchase of a put option limits the Fund's risk of loss in the event of a decline in the market value of the portfolio holdings underlying the put option prior to the option's expiration date. If the market value of the portfolio holdings associated with the put option increases rather than decreases, however, the Fund will lose the option premium and will consequently realize a lower return on the portfolio holdings than would have been realized without the purchase of the put.

  The Developing Capital Markets Focus Fund is authorized to purchase call options on securities it intends to purchase or securities indices the performance of which are substantially correlated with the performance of the types of securities it intends to purchase. When the Fund purchases a call option, in consideration for the option premium the Fund acquires a right to purchase from another party specified securities at the exercise price on or before the expiration date, in the case of an option on securities, or to receive from another party a payment based on the amount a specified securities index increases beyond a specified level on or before the expiration date, in the case of an option on a securities index. The purchase of a call option may protect the Fund from having to pay more for a security as a consequence of increases in the market value for the security during a period when the Fund is contemplating its purchase, in the case of an option on a security, or attempting to identify specific securities in which to invest in a market the Fund believes to be attractive, in the case of an option on an index (an "anticipatory hedge"). In the event the Fund determines not to purchase a security underlying a call option, however, the Fund may lose the entire option premium.

  The Developing Capital Markets Focus Fund is also authorized to purchase put or call options in connection with closing out put or call options it has previously sold.

  Writing Options. The Basic Value Focus Fund and the Developing Capital Markets Focus Fundare each authorized to write (i.e., sell) call options on securities held in its portfolio or securities indices the performance of which is substantially correlated with securities held in its portfolio. When a Fund writes a call option, in return for an option premium the Fund gives another party the right to buy specified securities owned by the Fund at the exercise price on or before the expiration date, in the case of an option on securities, or agrees to pay to another party an amount based on any gain in a specified securities index beyond a specified level on or before the expiration date, in the case of an option on a securities index. The Fund may write call options to earn income, through the receipt of option premiums. In the event the party to which the Fund has written an option fails to exercise its rights under the option because the value of the underlying securities is less than the exercise price, the Fund will partially offset any decline in the value of the underlying securities through the receipt of the option premium. By writing a call option, however, the Fund limits its ability to sell the underlying securities, and gives up the opportunity to profit from any increase in the value of the underlying securities beyond the exercise price, while the option remains outstanding.

  The Developing Capital Markets Focus Fund may also write put options on securities or securities indices. When the Fund writes a put option, in return for an option premium the Fund gives another party the right to sell to the Fund a specified security at the exercise price on or before the expiration date, in the case of an option on a security, or agrees to pay to another party an amount based on any decline in a specified securities index below a specified level on or before the expiration date, in the case of an option on a securities index. The Fund may write put options to earn income, through the receipt of option premiums. In the event the party to which the Fund has written an option fails to exercise its rights under the option because the value of the underlying securities is greater than the exercise price, the Fund will profit by the amount of the option premium. By writing a put option, however, the Fund will be obligated to purchase the underlying security at a price that may be higher than the market value of the security at the time of exercise as long as the put option is outstanding, in the case of an option on a security, or make a cash payment reflecting any decline in the index, in the case of an option on an index. Accordingly, when the Fund writes a put option it is exposed to a risk of loss in the event the value of the underlying securities falls below the exercise price, which loss potentially may substantially exceed the amount of option premium received by the Fund for writing the put option. The Fund will write a put option on a security or a securities index only if the Fund would be willing to purchase the security at the exercise price for investment purposes (in the case of an option on a security) or is writing the put in connection with trading strategies involving combinations of options--for example, the sale and purchase of options with identical expiration dates on the same security or index but different exercise prices (a technique called a "spread").

  The Developing Capital Markets Focus Fund is also authorized to sell call or put options in connection with closing out call or put options it has previously purchased.

  Other than with respect to closing transactions, a Fund will only write call or put options that are "covered." A call or put option will be considered covered if the Fund has segregated assets with respect to such option in the manner described in "Risk Factors in Options, Futures, and Currency Instruments" below. A call option will also be considered covered if a Fund owns the securities it would be required to deliver upon exercise of the option (or, in the case of option on a securities index, securities which are substantially correlated with the performance of such index) or owns a call option, warrant or convertible instrument which is immediately exercisable for, or convertible into, such security.

  Types of Options. A Fund may engage in transactions in options on securities or securities indices on exchanges and in the over-the-counter ("OTC") markets. In general, exchange-traded options have standardized exercise prices and expiration dates and require the parties to post margin against their obligations, and the performance of the parties' obligations in connection with such options is guaranteed by the exchange or a related clearing corporation. OTC options have more flexible terms negotiated between the buyer and the seller, but generally do not require the parties to post margin and are subject to greater risk of counterparty default. See "Additional Risk Factors of OTC Transactions" below.

FUTURES

  The Developing Capital Markets Focus Fund may engage in transactions in futures and options thereon. Futures are standardized, exchange-traded contracts which obligate a purchaser to take delivery, and a seller to make delivery, of a specific amount of a commodity at a specified future date at a specified price. No price is paid upon entering into a futures contract. Rather, upon purchasing or selling a futures contract the Fund is required to deposit collateral ("margin") equal to a percentage (generally less than 10%) of the contract value. Each day thereafter until the futures position is closed, the Fund will pay additional margin representing any loss experienced as a result of the futures position the prior day or be entitled to a payment representing any profit experienced as a result of the futures position the prior day.

  The sale of a futures contract limits the Fund's risk of loss through a decline in the market value of portfolio holdings correlated with the futures contract prior to the futures contract's expiration date. In the event the market value of the portfolio holdings correlated with the futures contract increases rather than decreases, however, the Fund will realize a loss on the futures position and a lower return on the portfolio holdings than would have been realized without the purchase of the futures contract.

  The purchase of a futures contract may protect the Fund from having to pay more for securities as a consequence of increases in the market value for such securities during a period when the Fund was attempting to identify specific securities in which to invest in a market the Fund believes to be attractive. In the event that such securities decline in value or the Fund determines not to complete an anticipatory hedge transaction relating to a futures contract, however, the Fund may realize a loss relating to the futures position.

  The Fund will limit transactions in futures and options on futures to financial futures contracts (i.e., contracts for which the underlying commodity is a currency or securities or interest rate index) purchased or sold for hedging purposes (including anticipatory hedges). The Fund will further limit transactions in futures and options on futures to the extent necessary to prevent the Fund from being deemed a "commodity pool" under regulations of the Commodity Futures Trading Commission.

FOREIGN EXCHANGE TRANSACTIONS

  The Developing Capital Markets Focus Fund may engage in spot and forward foreign exchange transactions and currency swaps, purchase and sell options on currencies and purchase and sell currency futures and related options thereon (collectively, "Currency Instruments") for purposes of hedging against the decline in the value of currencies in which its portfolio holdings are denominated against the US dollar.

  Forward foreign exchange transactions are OTC contracts to purchase or sell a specified amount of a specified currency or multinational currency unit at a price and future date set at the time of the contract. Spot foreign exchange transactions are similar but require current, rather than future, settlement. The Fund will enter into foreign exchange transactions only for purposes of hedging either a specific transaction or a portfolio position. The Fund may enter into a foreign exchange transaction for purposes of hedging a specific transaction by, for example, purchasing a currency needed to settle a security transaction or selling a currency in which the Fund has received or anticipates receiving a dividend or distribution. A Fund may enter into a foreign exchange transaction for purposes of hedging a portfolio position by selling forward a currency in which a portfolio position of the Fund is denominated or by purchasing a currency in which the Fund anticipates acquiring a portfolio position in the near future. The Fund may also hedge portfolio positions through currency swaps, which are transactions in which one currency is simultaneously bought for a second currency on a spot basis and sold for the second currency on a forward basis.

  The Fund may also hedge against the decline in the value of a currency against the US dollar through use of currency futures or options thereon. Currency futures are similar to forward foreign exchange transactions except that futures are standardized exchange-traded contracts. See "Futures" above.

  The Fund may also hedge against the decline in the value of a currency against the US dollar through the use of currency options. Currency options are similar to options on securities, but in consideration for an option premium the writer of a currency option is obligated to sell (in the case of a call option) or purchase (in the case of a put option) a specified amount of a specified currency on or before the expiration date for a specified amount of another currency. The Fund may engage in transactions in options on currencies either on exchanges or OTC markets. See "Types of Options" above and "Additional Risk Factors of OTC Transactions" below.

  The Fund will not speculate in Currency Instruments. Accordingly, the Fund will not hedge a currency in excess of the aggregate market value of the securities which it owns (including receivables for unsettled securities sales), or has committed to or anticipates purchasing, which are denominated in such currency. The Fund may, however, hedge a currency by entering into a transaction in a Currency Instrument denominated in a currency other than the currency being hedged (a "cross-hedge"). The Fund will only enter into a cross-hedge if the Investment Adviser believes that (i) there is a demonstrable high correlation between the currency in which the cross-hedge is denominated and the currency being hedged, and (ii) executing a cross-hedge through the currency in which the cross-hedge is denominated will be significantly more cost-effective or provide substantially greater liquidity than executing a similar hedging transaction by means of the currency being hedged.

  Risk Factors in Hedging Foreign Currency Risks. While a Fund's use of Currency Instruments to effect hedging strategies is intended to reduce the volatility of the net asset value of the Fund's shares, the net asset value of the Fund's shares will fluctuate. Moreover, although Currency Instruments will be used with the intention of hedging against adverse currency movements, transactions in Currency Instruments involve the risk that anticipated currency movements will not be accurately predicted and that the Fund's hedging strategies will be ineffective. To the extent that a Fund hedges against anticipated currency movements which do not occur, the Fund may realize losses, and decrease its total return, as the result of its hedging transactions. Furthermore, a

Fund will only engage in hedging activities from time to time and may not be engaging in hedging activities when movements in currency exchange rates occur. It may not be possible for a Fund to hedge against currency exchange rate movements, even if correctly anticipated, in the event that (i) the currency exchange rate movement is so generally anticipated that the Fund is not able to enter into a hedging transaction at an effective price, or (ii) the currency exchange rate movement relates to a market with respect to which Currency Instruments are not available (such as certain developing markets) and it is not possible to engage in effective foreign currency hedging.

RISK FACTORS IN OPTIONS, FUTURES, AND CURRENCY INSTRUMENTS

  Use of Strategic Instruments for hedging purposes involves the risk of imperfect correlation in movements in the value of the Strategic Instruments and the value of the instruments being hedged. If the value of the Strategic Instruments moves more or less than the value of the hedged instruments a Fund will experience a gain or loss which will not be completely offset by movements in the value of the hedged instruments.

  Each Fund intends to enter into transactions involving Strategic Instruments only if there appears to be a liquid secondary market for such instruments or, in the case of illiquid instruments traded in OTC transactions, such instruments satisfy the criteria set forth below under "Additional Risk Factors of OTC Transactions." However, there can be no assurance that, at any specific time, either a liquid secondary market will exist for a Strategic Instrument or the Fund will otherwise be able to sell such instrument at an acceptable price. It may therefore not be possible to close a position in a Strategic Instrument without incurring substantial losses, if at all.

  Certain transactions in Strategic Instruments (e.g., forward foreign exchange transactions, futures transactions, sales of put options) may expose a Fund to potential losses which exceed the amount originally invested by the Fund in such instruments. When a Fund engages in such a transaction, the Fund will deposit in a segregated account at its custodian liquid securities with a value at least equal to the Fund's exposure, on a mark-to-market basis, to the transaction (as calculated pursuant to requirements of the Securities and Exchange Commission). Such segregation will ensure that the Fund has assets available to satisfy its obligations with respect to the transaction, but will not limit the Fund's exposure to loss.

ADDITIONAL RISK FACTORS OF OTC TRANSACTIONS; LIMITATIONS ON THE USE OF OTC STRATEGIC INSTRUMENTS

  Certain Strategic Instruments traded in OTC markets, including indexed securities and OTC options, may be substantially less liquid than other instruments in which a Fund may invest. The absence of liquidity may make it difficult or impossible for the Fund to sell such instruments promptly at an acceptable price. The absence of liquidity may also make it more difficult for the Fund to ascertain a market value for such instruments. A Fund will therefore acquire illiquid OTC instruments (i) if the agreement pursuant to which the instrument is purchased contains a formula price at which the instrument may be terminated or sold, or (ii) for which the Investment Adviser anticipates the Fund can receive on each business day at least two independent bids or offers, unless a quotation from only one dealer is available, in which case that dealer's quotation may be used.

  The staff of the Securities and Exchange Commission has taken the position that purchased OTC options and the assets underlying written OTC options are illiquid securities. Each Fund has therefore adopted an investment policy pursuant to which it will not purchase or sell OTC options (including OTC options on futures contracts) if, as a result of such transactions, the sum of the market value of OTC options currently outstanding which are held by the Fund, the market value of the securities underlying OTC call options currently outstanding which have been sold by the Fund and margin deposits on the Fund's outstanding OTC options exceeds 15% of the total assets of the Fund, taken at market value, together with all other assets of the Fund which are deemed to be illiquid or are otherwise not readily marketable. However, if an OTC option is sold by the Fund to a dealer in U.S. government securities recognized as a "primary dealer" by the Federal Reserve Bank of New York and the Fund has the unconditional contractual right to repurchase such OTC option at a predetermined price, then the Fund will treat as illiquid such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is "in-the-money" (i.e., current market value of the underlying security minus the option's exercise price).

  Because Strategic Instruments traded in OTC markets are not guaranteed by an exchange or clearing corporation and generally do not require payment of margin to the extent that a Fund has unrealized gains in such instruments or has deposited collateral with its counterparty, the Fund is at risk that its counterparty will become bankrupt or otherwise fail to honor its obligations. A Fund will attempt to minimize the risk that a counterparty will become bankrupt or otherwise fail to honor its obligations by engaging in transactions in Strategic Instruments traded in OTC markets only with financial institutions which have substantial capital or which have provided the Fund with a third-party guaranty or other credit enhancement.

ADDITIONAL LIMITATIONS ON THE USE OF STRATEGIC INSTRUMENTS

  No Fund may use any Strategic Instrument to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly.

                       STATEMENT OF ADDITIONAL INFORMATION


                        THE ENDEAVOR ML VARIABLE ANNUITY


                                 Issued through

                              PFL ENDEAVOR VARIABLE
                                 ANNUITY ACCOUNT


                                   Offered by
                           PFL LIFE INSURANCE COMPANY

                            4333 Edgewood Road, N.E.
                          Cedar Rapids, Iowa 52499-0001






     This Statement of Additional Information expands upon subjects discussed in the current Prospectus for the Endeavor ML Variable Annuity (the "Policy") offered by PFL Life Insurance Company. You may obtain a copy of the Prospectus dated May 1, 1997 by calling 1-800-525-6205, or by writing to the Administrative and Service Office, Financial Markets Division--Variable Annuity Dept., 4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499-0001. Terms used in the current Prospectus for the Policy are incorporated in this Statement of Additional Information.

     THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND SHOULD BE READ ONLY IN CONJUNCTION WITH THE PROSPECTUSES FOR THE POLICY, ENDEAVOR SERIES TRUST, THE GROWTH PORTFOLIO OF THE WRL SERIES FUND, INC., AND THE MERRILL LYNCH VARIABLE SERIES FUNDS, INC.




Dated: May 1, 1997

                                TABLE OF CONTENTS



                                                                           Page
The Policy--General Provisions..........................................      3
     Owner..............................................................      3
     Entire Policy......................................................      3
     Delay of Payment and Transfers.....................................      3
     Misstatement of Age or Sex.........................................      4
     Reallocation of Policy Values After the Annuity Commencement Date..      4
     Assignment.........................................................      4
     Evidence of Survival...............................................      4
     Non-Participating..................................................      5
     Amendments.........................................................      5
Federal Tax Matters (49)................................................      5
     Tax Status of the Policy...........................................      5
     Taxation of PFL....................................................      6
Investment Experience...................................................      6
State Regulation of PFL.................................................     11
Administration..........................................................     11
Records and Reports.....................................................     11
Distribution of the Policies (55).......................................     11
Custody of Assets.......................................................     11
Historical Performance Data (19)........................................     12
     Money Market Yields................................................     12
     Other Subaccount Yields............................................     13
     Total Returns......................................................     13
     Other Performance Data.............................................     14
     Hypothetical Performance Data......................................     14
Legal Matters...........................................................     15
Independent Auditors....................................................     15
Other Information.......................................................     15
Financial Statements (18)...............................................     15

(Numbers in parenthesis indicate corresponding pages of the Prospectus).

     In order to supplement the description in the Prospectus, the following provides additional information about PFL and the Policy which may be of interest to an Owner.


                         THE POLICY--GENERAL PROVISIONS

Owner

     The Policy shall belong to the Owner upon issuance of the Policy after completion of an application and delivery of the initial Premium Payment. While the Annuitant is living, the Owner may: (1) assign the Policy; (2) surrender the Policy; (3) amend or modify the Policy with PFL's consent; (4) receive annuity payments or name a Payee to receive the payments; and (5) exercise, receive and enjoy every other right and benefit contained in the Policy. The exercise of these rights may be subject to the consent of any assignee or irrevocable Beneficiary; and of the Owner's spouse in a community of marital property state.

     A Successor Owner can be named in the Policy application or in a Written Notice. The Successor Owner will become the new Owner upon the Owner's death, if the Owner predeceases the Annuitant. If no Successor Owner survives the Owner and the Owner predeceases the Annuitant, the Owner's estate will become the Owner.

     The Owner may change the ownership of the Policy in a Written Notice. When this change takes effect, all rights of ownership in the Policy will pass to the new Owner. A change of ownership may have adverse tax consequences.

     When there is a change of Owner or Successor Owner, the change will take effect as of the date the Owner signs the Written Notice, subject to any payment PFL has made or action PFL has taken before recording the change. Changing the Owner or naming a new Successor Owner cancels any prior choice of Successor Owner, but does not change the designation of the Beneficiary or the Annuitant.

     If ownership is transferred (except to the Owner's spouse) because the Owner dies before the Annuitant, the Cash Value generally must be distributed to the Successor Owner within five years of the Owner's death, or payments must be made for a period certain or for the Successor Owner's lifetime so long as any period certain does not exceed that Successor Owner's life expectancy, if the first payment begins within one year of the Owner's death.


Entire Policy

     The Policy and any endorsements thereon and the Policy application constitute the entire contract between PFL and the Owner. All statements in the application are representations and not warranties. No statement will cause the Policy to be void or to be used in defense of a claim unless contained in the application.


Delay of Payment and Transfers

     Payment of any amount due from the Mutual Fund Account in respect of a surrender, the Death Benefit or the death of the Owner of a Nonqualified Policy generally will occur within seven business days from the date the Written Notice (and any other required documentation or information) is received, except that PFL may be permitted to defer such payment from the Mutual Fund Account if: (1) the New York Stock Exchange is closed for other than usual weekends or holidays or trading on the Exchange is otherwise restricted; or (2) an emergency exists as defined by the SEC or the SEC requires that trading be restricted; or (3) the SEC permits a delay for the protection of Owners. In addition, transfers of amounts from the Subaccounts may be deferred under these circumstances.

     Certain delays and restrictions apply to transfers of amounts out of the Fixed Account. See page 26 of the Policy Prospectus.


Misstatement of Age or Sex

     If the age or sex of the Annuitant has been misstated, PFL will change the annuity benefit payable to that which the Premium Payments would have purchased for the correct age or sex. The dollar amount of any underpayment made by PFL shall be paid in full with the next payment due such person or the Beneficiary. The dollar amount of any overpayment made by PFL due to any misstatement shall be deducted from payments subsequently accruing to such person or Beneficiary. Any underpayment or overpayment will include interest at 5% per year, from the date of the wrong payment to the date of the adjustment. The age of the Annuitant may be established at any time by the submission of proof satisfactory to PFL.


Reallocation of Annuity Purchase Values After the Annuity Commencement Date

     After the Annuity Commencement Date, the Policy Owner may reallocate the value of a designated number of Annuity Units of a Subaccount of the Mutual Fund Account then credited to a Policy into an equal value of Annuity Units of one or more other Subaccounts of the Mutual Fund Account, or the Fixed Account. The reallocation shall be based on the relative value of the Annuity Units of the Account(s) or Subaccount(s) at the end of the Business Day on the next payment date. The minimum amount which may be reallocated is the lesser of (1) $10 of monthly income or (2) the entire monthly income of the Annuity Units in the Account or Subaccount from which the transfer is being made. If the monthly income of the Annuity Units remaining in an Account or Subaccount after a reallocation is less than $10, PFL reserves the right to include the value of those Annuity Units as part of the transfer. The request must be in writing to PFL's Administrative and Service Office. There is no charge assessed in connection with such reallocation. PFL reserves the right to limit the number of times a reallocation of Annuity Purchase Value may be made in any given Policy Year.


Assignment

     During the lifetime of the Annuitant the Policy Owner may assign any rights or benefits provided by the Policy. An assignment will not be binding on PFL until a copy has been filed at its Administrative and Service Office. The rights and benefits of the Policy Owner and Beneficiary are subject to the rights of the assignee. PFL assumes no responsibility for the validity or effect of any assignment. Any claim made under an assignment shall be subject to proof of interest and the extent of the assignment. An assignment may have tax consequences.

     Unless the Policy Owner so directs by filing written notice with PFL, no Beneficiary may assign any payments under the Policy before they are due. To the extent permitted by law, no payments will be subject to the claims of any Beneficiary's creditors.


Evidence of Survival

     PFL reserves the right to require satisfactory evidence that a person is alive if a payment is based on that person being alive. No payment will be made until PFL receives such evidence.


Non-Participating

     The Policy will not share in PFL's surplus earnings; no dividends will be paid.

Amendments

     No change in the Policy is valid unless made in writing by PFL and approved by one of PFL's officers. No Registered Representative has authority to change or waive any provision of the Policy.

     PFL reserves the right to amend the Policies to meet the requirements of the Code, regulations or published rulings. A Policy Owner can refuse such a change by giving Written Notice, but a refusal may result in adverse tax consequences.


                               FEDERAL TAX MATTERS


Tax Status of the Policy


     Diversification Requirements. Section 817(h) of the Code provides that in order for a variable contract which is based on a segregated asset account to qualify as an annuity contract under the Code, the investments made by such account must be "adequately diversified" in accordance with Treasury regulations. The Treasury regulations issued under Section 817(h) (Treas. Reg. ss. 1.817-5) apply a diversification requirement to each of the Subaccounts of the Mutual Fund Account. The Mutual Fund Account, through the Underlying Funds and their Portfolios, intends to comply with the diversification requirements of the Treasury. PFL has entered into agreements regarding participation in Merrill Lynch Variable Series Funds, Inc., the Endeavor Series Trust and WRL Series Fund, Inc. that require the Underlying Funds and their Portfolios to be operated in compliance with the Treasury regulations.


     Owner Control. In certain circumstances, owners of variable annuity contracts may be considered the owners, for Federal income tax purposes, of the assets of the separate account used to support their contracts. In those circumstances, income and gains from the separate account assets would be includable in the variable annuity contractowner's gross income. Several years ago, the IRS state in published rulings that a variable contract owner will be considered the owner of separate account assets if the contractowner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. More recently, the Treasury Department announced, in connection with the issuance of regulations concerning investment diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor, rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular subaccounts without being treated as owners of underlying assets."

     The ownership rights under the contract are similar to, but different in certain respects from those described by the IRS in rulings in which it was determined that contractowners were not owners of separate account assets. For example, the Owner of a Policy has the choice of one or more Subaccounts in which to allocate premiums and Policy Values, and may be able to transfer among these accounts more frequently than in such rulings. These differences could result in policyowners being treated as the owners of the assets of the Mutual Fund Account. In addition, PFL does not know what standards will be set forth, if any, in the regulations or rulings with the Treasury Department has stated it expects to issue. PFL therefore reserves the right to modify the Policies as necessary to attempt to prevent the policyowners from being considered the owners of a pro rata share of the assets of the Mutual Fund Account.

     Distribution Requirements. The Code also requires that Nonqualified Policies contain specific provisions for distribution of Policy proceeds upon the death of any Owner. In order to be treated as an annuity contract for federal income tax purposes, the Code requires that such Policies provide that if any Owner dies on or after the Annuity

Commencement Date and before the entire interest in the Policy has been distributed, the remaining portion must be distributed at least as rapidly as under the method in effect on such Owner's death. If any Owner dies before the Annuity Commencement Date, the entire interest in the Policy must generally be distributed within 5 years after such Owner's date of death or be used to purchase an immediate annuity under which payments will begin within one year of such Owner's death and will be made for the life of the Beneficiary or for a period not extending beyond the life expectancy of the Beneficiary. However, if upon such Owner's death prior to the Annuity Commencement Death, such Owner's surviving spouse becomes the sole new Owner under the Policy, then the Policy may be continued with the surviving spouse as the new Owner. If any Owner is not a natural person, then for purposes of these distribution requirements, the primary Annuitant shall be treated as the Owner and any death or change of such primary Annuitant shall be treated as the Death of the Owner. The Nonqualified Policies contain provisions intended to comply with these requirements of the Code. No regulations interpreting these requirements of the Code have yet been issued and thus no assurance can be given that the provisions contained in the Policies satisfy all such Code requirements. The provisions contained in the Policies will be reviewed and modified if necessary to assure that they comply with the Code requirements when clarified by regulation or otherwise.


Taxation of PFL

     PFL at present is taxed as a life insurance company under part I of Subchapter L of the Code. The Mutual Fund Account is treated as part of PFL and, accordingly, will not be taxed separately as a "regulated investment company" under Subchapter M of the Code. PFL does not expect to incur any federal income tax liability with respect to investment income and net capital gains arising from the activities of the Mutual Fund Account retained as part of the reserves under the Policy. Based on this expectation, it is anticipated that no charges will be made against the Mutual Fund Account for federal income taxes. If, in future years, any federal income taxes are incurred by PFL with respect to the Mutual Fund Account, PFL may make a charge to the Mutual Fund Account.


                              INVESTMENT EXPERIENCE

     An "Investment Experience Factor" is used to determine the value of Accumulation Units and Annuity Units, and to determine annuity payment rates.


Accumulation Units

     Upon allocation to the selected Subaccount of the Mutual Fund Account, Premium Payments are converted into Accumulation Units of the Subaccount. The number of Accumulation Units to be credited is determined by dividing the dollar amount allocated to each Subaccount by the value of an Accumulation Unit for that Subaccount as next determined after the Premium Payment is received at the Administrative and Service Office or, in the case of the initial Premium Payment, when the Policy application is completed, whichever is later. The value of an Accumulation Unit was arbitrarily established at $1 (except the WRL Growth Subaccount which was established at $10) at the inception of each Subaccount. Thereafter, the value of an Accumulation Unit is determined as of the close of trading on each day the New York Stock Exchange and PFL's Administrative and Service Office are open for business.

     An index (the "Investment Experience Factor") which measures the investment performance of a Subaccount during a Valuation Period is used to determine the value of an Accumulation Unit for the next subsequent Valuation Period. The Investment Experience Factor may be greater or less than or equal to one; therefore, the value of an Accumulation Unit may increase, decrease or remain the same from one Valuation Period to the next. The Policy Owner bears this investment risk. The Net Investment Performance of a Subaccount and deduction of certain charges affect the Accumulation Unit Value.

     The Investment Experience Factor for any Subaccount for any Valuation Period is determined by dividing (a) by (b) and subtracting (c) from the result, where:

          (a) is the net result of:

               (1) the net asset value per share of the shares held in the Subaccount determined at the end of the current Valuation Period, plus

               (2) The per share amount of any dividend or capital gain distribution made with respect to the shares held in the Subaccount if the ex-dividend date occurs during the current Valuation Period, plus or minus

               (3) a per share credit or charge for any taxes determined by PFL to have resulted from the investment operations of the Subaccount.


          (b) is the result of the net asset value per share of the shares held in the Subaccount determined as of the end of the immediately preceding Valuation Period.


         (c) is the charge for Mortality and Expense Risk during the Valuation Period (equal on an annual basis to 1.25% for both the 5% Annually Compounding Death Benefit and the Annual Step-Up Death Benefit and 1.10% for the Return of Premium Death Benefit) of the daily net asset value of the Subaccount, plus the .15% Administrative Charge plus the Distribution Financing Charge of .15%. The Distribution Financing Charge is assessed only during the first seven Policy Years. The cumulative amount of the Distribution Financing Charge, plus the Surrender Charge, will never exceed 8.5% of the cumulative Premium Payments for a Policy.


              Illustration of Accumulation Unit Value Calculations

                    Formula and Illustration for Determining
                        the Investment Experience Factor

             Assume either the 5% Annually Compounding Death Benefit
                or the Annual Step-Up Death Benefit is in effect



Investment Experience Factor = (A + B - C) - E
                                ---------
                                   (D)

Where: A = The Net Asset Value of an Underlying Fund share as of the end of the current Valuation Period.
           Assume A = $11.57

       B = The per share amount of any dividend or capital gains distribution since the end of the immediately preceding Valuation Period. Assume B = 0

       C = The per share charge or credit for any taxes reserved for at the end of the current Valuation Period.
           Assume C = 0

       D = The Net Asset Value of an Underlying Fund share at the end of the immediately preceding Valuation Period.
           Assume D = $11.40


       E = The daily deduction for the Mortality and Expense Risk Fee, the
           Administrative Charge, and the Distribution Financing Charge, which totals 1.55% on an annual basis for the first seven years and 1.40% thereafter. On a daily basis, F equals .0000421409 for the first seven years, and .0000380909 thereafter.


Then, the Investment Experience Factor =

(11.57 + 0 - 0) - .0000421409 = Z = 1.0148701398 for the first seven years and
 -------------
    (11.40)

(11.57 + 0 - 0) - .0000380909 = 1.0148741898 thereafter.
 -------------
    (11.40)



Formula and Illustration for Determining Accumulation Unit Value

Accumulation Unit Value = A x B

Where: A = The Accumulation Unit Value for the immediately preceding Valuation
           Period.
           Assume = $ X

       B = The Net Investment Factor for the current Valuation Period.
           Assume = Y

Then, the Accumulation Unit Value = $ X x Y = $ Z


Annuity Unit Value And Annuity Payment Rates

     The amount of Variable Annuity Payments will vary with Annuity Unit Values. Annuity Unit Values rise if the net investment performance of the Subaccount exceeds the assumed interest rate of 5% annually. Conversely, Annuity Unit Values fall if the net investment performance of the Subaccount is less than the assumed rate. The value of a variable Annuity Unit in each Subaccount was established at $1.00 on the date operations began for that Subaccount. The value of a variable Annuity Unit on any subsequent Business Day is equal to (a) multiplied by (b) multiplied by (c), where:

      (a) is the variable Annuity Unit Value on the immediately preceding Business Day;

      (b)   is the net investment factor of the valuation period; and

      (c)   is the investment result adjustment factor for the valuation period.

     The investment result adjustment factor for the valuation period is the product of discount factors of .99986634 per day to recognize the 5% effective annual Assumed Investment Return. The valuation period is the period from the close of the immediately preceding Business Day to the close of the current Business Day.

     The net investment factor for the Policy used to calculate the value of a variable Annuity Unit in each Subaccount for the valuation period is determined by dividing (i) by (ii) and subtracting (iii) from the result, where:

          (i)   is the result of:

               (1) the net asset value of a fund share held in the Mutual Fund Account for that Subaccount determined at the end of the current valuation period; plus

               (2) the per share amount of any dividend or capital gain distributions made by the fund for shares held in the Mutual Fund Account for that Subaccount if the ex-dividend date occurs during the valuation period.

          (ii) is the net asset value of a fund share held in the Mutual Fund Account for that Subaccount determined as of the end of the immediately preceding valuation period.

          (iii) is a factor representing the Mortality and Expense Risk Fee, the Administrative Charge and the Distribution Financing Charge (only applies during the first seven policy years and only applies before the Annuity Commencement Date). This factor is equal, on an annual basis and assuming the Distribution Financing Charge is still applicable, to 1.55% for the 5% Annually Compounding Death Benefit and the Annual Step-Up Death Benefit (1.40% for the Return of Premium Death Benefit) of the daily net asset value of a fund share held in the Mutual Fund Account for that Subaccount.

The dollar amount of subsequent Variable Annuity Payments will depend upon changes in applicable Annuity Unit Values.

     The annuity payment rates vary according to the Annuity Option elected and the sex and adjusted age of the Annuitant at the Annuity Commencement Date. The Policy also contains a table for determining the adjusted age of the Annuitant.


               Illustration of Calculations for Annuity Unit Value
                          and Variable Annuity Payments

   Formula and Illustration for Determining Annuity Unit Value

Annuity Unit Value = A x B x C

Where: A =  Annuity Unit Value for the immediately preceding Valuation Period.
             Assume    = $ X

       B = Investment Experience Factor for the Valuation Period for which the Annuity Unit Value is being calculated.
            Assume    = Y

       C = A factor to neutralize the assumed interest rate of 5% built into the Annuity Tables used.
            Assume    = Z

Then, the Annuity Unit Value is: $ X x Y x Z = $ Q

                 Formula and Illustration for Determining Amount
                    of First Monthly Variable Annuity Payment

First Monthly Variable Annuity Payment =  A   x B
                                        ------
                                        $1,000


Where: A = The Annuity Purchase Value as of the Annuity Commencement Date.
           Assume = $ X

       B = The Annuity purchase rate per $1,000 based upon the option selected, the sex and adjusted age of the Annuitant according to the tables contained in the Policy.
           Assume = $ Y

Then, the first Monthly Variable Annuity Payment = $ X  x $ Y = $ Z
                                                   -----
                                                   1,000


         Formula and Illustration for Determining the Number of Annuity
           Units Represented by Each Monthly Variable Annuity Payment

Number of Annuity Units = A
                          -
                          B


Where:   A =  The dollar amount of the first monthly Variable Annuity Payment.
              Assume   = $ X

         B = The Annuity Unit Value for the Valuation Date on which the first monthly payment is due.
              Assume   = $ Y

Then, the number of Annuity Units = $ X = Z
                                    ----
                                    $ Y

                             STATE REGULATION OF PFL

     PFL is subject to the laws of Iowa governing insurance companies and to regulation by the Iowa Division of Insurance. An annual statement in a prescribed form is filed with the Division of Insurance each year covering the operation of PFL for the preceding year and its financial condition as of the end of such year. Regulation by the Division of Insurance includes periodic examination to determine PFL's contract liabilities and reserves so that the Division may determine the items are correct. PFL's books and accounts are subject to review by the Division of Insurance at all times and a full examination of its operations is conducted periodically by the National Association of Insurance Commissioners. In addition, PFL is subject to regulation under the insurance laws of other jurisdictions in which it may operate.


                                 ADMINISTRATION

     PFL performs administrative services for the Policies. These services include issuance of the Policies, maintenance of records concerning the Policies, and certain valuation services.


                               RECORDS AND REPORTS

     All records and accounts relating to the Mutual Fund Account will be maintained by PFL. As presently required by the Investment Company Act of 1940 and regulations promulgated thereunder, PFL will mail to all Policy Owners at their last known address of record, at least annually, reports containing such information as may be required under that Act or by any other applicable law or regulation. Policy Owners will also receive confirmation of each financial transaction and any other reports required by law or regulation.


                          DISTRIBUTION OF THE POLICIES

     The Policies are offered to the public through brokers licensed under the federal securities laws and state insurance laws. The offering of the Policies is continuous and PFL does not anticipate discontinuing the offering of the Policies. However, PFL reserves the right to discontinue the offering of the Policies. AEGON USA Securities, Inc., an affiliate of PFL, will be the principal underwriter of the Policies. AEGON USA Securities, Inc. has entered into agreements with broker-dealers for the distribution of the Policies.


                                CUSTODY OF ASSETS

     The assets of each of the Subaccounts of the Mutual Fund Account are held by PFL. The assets of each of the Subaccounts of the Mutual Fund Account are segregated and held separate and apart from the assets of the other Subaccounts and from PFL's general account assets. PFL maintains records of all purchases and redemptions of shares of the Underlying Funds held by each of the Subaccounts. Additional protection for the assets of the Mutual Fund Account is afforded by PFL's fidelity bond, presently in the amount of $5,000,000, covering the acts of officers and employees of PFL.

                           HISTORICAL PERFORMANCE DATA


Money Market Yields

     PFL may from time to time disclose the current annualized yield of the TCW Money Market Subaccount, which invests in the TCW Money Market Portfolio, for a 7-day period in a manner which does not take into consideration any realized or unrealized gains or losses on shares of the TCW Money Market Portfolio or on its portfolio securities. This current annualized yield is computed by determining the net change (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation) at the end of the 7-day period in the value of a hypothetical account having a balance of 1 unit of the TCW Money Market Subaccount at the beginning of the 7-day period, dividing such net change in account value by the value of the account at the beginning of the period to determine the base period return, and annualizing this quotient on a 365-day basis. The net change in account value reflects (i) net income from the Portfolio attributable to the hypothetical account; and (ii) charges and deductions imposed under a Policy that are attributable to the hypothetical account. The charges and deductions include the per unit charges for the hypothetical account for (i) the Administrative Charges; and (ii) the Mortality and Expense Risk Fee and Distribution Financing Charge. Current Yield will be calculated according to the following formula:

                     Current Yield = ((NCS-ES)/UV) x (365/7)

Where:

NCS = The net change in the value of the Portfolio (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation) for the 7-day period attributable to a hypothetical account having a balance of 1 Subaccount unit.
ES  = Per unit expenses of the Subaccount for the 7-day period.
UV  = The unit value on the first day of the 7-day period.

     Because of the charges and deductions imposed under a Policy, the yield for the TCW Money Market Subaccount will be lower than the yield for the TCW Money Market Portfolio. The yield calculations do not reflect the effect of any premium taxes or Surrender Charges that may be applicable to a particular Policy. Surrender Charges range from 7% to 0% of the amount of premium withdrawn based on the number of years since payment of the premium.

     PFL may also disclose the effective yield of the TCW Money Market Subaccount for the same 7-day period, determined on a compounded basis. The effective yield is calculated by compounding the base period return according to the following formula:

               Effective Yield = (1 + ((NCS - ES) / UV))/365/7/ - 1

Where:

NCS = The net change in the value of the Portfolio (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation) for the 7-day period attributable to a hypothetical account having a balance of 1 Subaccount unit.

ES  = Per unit expenses of the Subaccount for the 7-day period.

UV  = The unit value on the first day of the 7-day period.

     The yield on amounts held in the TCW Money Market Subaccount normally will fluctuate on a daily basis. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The TCW Money Market Subaccount's actual yield is affected by changes in interest rates on money market securities, average portfolio maturity of the TCW Money Market Portfolio, the types and quality of portfolio securities held by the TCW Money Market Portfolio and its operating expenses. For the seven days ended December 31, 1996, the yield of the TCW Money Market Subaccount was 2.73%, and the effective yield was 2.76%.


Other Subaccount Yields

     PFL may from time to time advertise or disclose the current annualized yield of one or more of the Subaccounts of the Mutual Fund Account (except the TCW Money Market Subaccount) for 30-day periods. The annualized yield of a Subaccount refers to income generated by the Subaccount over a specific 30-day period. Because the yield is annualized, the yield generated by a Subaccount during the 30-day period is assumed to be generated each 30-day period over a 12-month period. The yield is computed by: (i) dividing the net investment income of the Subaccount less Subaccount expenses for the period, by (ii) the maximum offering price per unit on the last day of the period times the daily average number of units outstanding for the period, (iii) compounding that yield for a 6-month period, and (iv) multiplying that result by 2. Expenses attributable to the Subaccount include (i) the Administrative Charge and (ii) the Mortality and Expense Risk Fee and Distribution Financing Charge. The 30-day yield is calculated according to the following formula:

                  Yield = 2 x ((((NI - ES)/(U x UV)) + 1)/6/ - 1)

Where:

NI = Net investment income of the Subaccount for the 30-day period attributable to the Subaccount's unit.

ES =  Expenses of the Subaccount for the 30-day period.

U  =  The average number of units outstanding.

UV = The unit value at the close (highest) of the last day in the 30-day period.

     Because of the charges and deductions imposed by the Mutual Fund Account, the yield for a Subaccount of the Mutual Fund Account will be lower than the yield for its corresponding Portfolio. The yield calculations do not reflect the effect of any premium taxes that may be applicable to a particular Policy. Surrender Charges range from 7% to 0% of the amount of premium withdrawn based on the number of years since payment of the premium.

     The yield on amounts held in the Subaccounts of the Mutual Fund Account normally will fluctuate over time. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. A Subaccount's actual yield is affected by the types and quality of its investments and its operating expenses.


Total Returns

     PFL may from time to time also advertise or disclose total returns for one or more of the Subaccounts of the Mutual Fund Account for various periods of time. One of the periods of time will include the period measured from the date the Subaccount commenced operations. When a Subaccount has been in operation for 1, 5 and 10 years, respectively, the total return for these periods will be provided. Total returns for other periods of time may from time to time also be disclosed. Total returns represent the average annual compounded rates of return that would equate an initial investment of $1,000 to the redemption value of that investment as of the last day of each of the periods. The ending date for each period for which total return quotations are provided will be for the most recent month end practicable, considering the type and media of the communication and will be stated in the communication.

     Total returns will be calculated using Subaccount Unit Values which PFL calculates on each Business Day based on the performance of the Subaccount's underlying Portfolio, and the deductions for the Mortality and Expense Risk Fee, the Distribution Financing Charge, and the Administrative Charge. Total return calculations will reflect the effect of Surrender Charges that may be applicable to a particular period. The total return will then be calculated according to the following formula:

                                 P(1 + T)/n/ = ERV
Where:

T =   The average annual total return net of Subaccount recurring charges.

ERV = The ending redeemable value of the hypothetical account at the end of the period.

P =   A hypothetical initial payment of $1,000.

N =   The number of years in the period.

Other Performance Data

     PFL may from time to time also disclose average annual total returns in a non-standard format in conjunction with the standard format described above. The non-standard format will be identical to the standard format except that the Surrender Charge percentage will be assumed to be 0%.

     PFL may from time to time also disclose cumulative total returns in conjunction with the standard format described above. The cumulative returns will be calculated using the following formula assuming that the Surrender Charge percentage will be 0%.

                               CTR = (ERV / P) - 1

Where:

CTR = The cumulative total return net of Subaccount recurring charges for the period.

ERV = The ending redeemable value of the hypothetical investment at the end of the period.

P   = A hypothetical initial payment of $1,000.

     All non-standard performance data will only be advertised if the standard performance data for the same period, as well as for the required period, is also disclosed.

Hypothetical Performance Data

     From time to time, sales literature or advertisements may quote average annual total returns for periods prior to the date the Mutual Fund Account commenced operations. Such performance information for the Subaccounts will be calculated based on the performance of the various Portfolios and the assumption that the Subaccounts were in existence for the same periods as those indicated for the Portfolios, with the level of Policy charges that were in effect at the inception of the Subaccounts.


                                  LEGAL MATTERS

     Legal advice relating to certain matters under the federal securities laws applicable to the issue and sale of the Policies has been provided to PFL by Sutherland, Asbill & Brennan L.L.P., of Washington D.C.


                              INDEPENDENT AUDITORS

     The Financial Statements of PFL as of December 31, 1996 and 1995, and for each of the three years in the period ended December 31, 1996, and the Financial Statements of PFL Endeavor Variable Annuity Account (which comprises a portion of the PFL Endeavor VA Separate Account) at December 31, 1996, and for each of the two years in the period then ended, included in this Statement of Additional Information have been audited by Ernst & Young LLP, Independent Auditors, 801 Grand Avenue, Suite 3400, Des Moines, Iowa, 50309-2764.


                                OTHER INFORMATION

     A Registration Statement has been filed with the Securities and Exchange Commission, under the Securities Act of 1933 as amended, with respect to the Policies discussed in this Statement of Additional Information. Not all of the information set forth in the Registration Statement, amendments and exhibits thereto has been included in the Prospectus or this Statement of Additional Information. Statements contained in the Prospectus and this Statement of Additional Information concerning the content of the Policies and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the Securities and Exchange Commission.


                              FINANCIAL STATEMENTS

     The values of the interest of Policy Owners in the Mutual Fund Account will be affected solely by the investment results of the selected Subaccount(s). Financial Statements of PFL Endeavor Variable Annuity Account (which comprises a portion of the PFL Endeavor VA Separate Account) are contained herein. The Financial Statements of PFL, which are included in this Statement of Additional Information, should be considered only as bearing on the ability of PFL to meet its obligations under the Policies. They should not be considered as bearing on the investment performance of the assets held in the Mutual Fund Account.

--------------------------------------------------------------------------------

THE PFL ENDEAVOR VARIABLE ANNUITY ACCOUNT
REPORT OF INDEPENDENT AUDITORS

THE BOARD OF DIRECTORS AND CONTRACT OWNERS OF
THE PFL ENDEAVOR VARIABLE ANNUITY ACCOUNT,
PFL LIFE INSURANCE COMPANY:

We have audited the accompanying balance sheet of The PFL Endeavor Variable Annuity Account (comprising, respectively, the TCW Money Market, TCW Managed Asset Allocation, T. Rowe Price International Stock, Value Equity, Dreyfus Small Cap Value, Dreyfus U.S. Government Securities, T. Rowe Price Equity Income, T. Rowe Price Growth Stock, Opportunity Value and Growth subaccounts) as of December 31, 1996, and the related statements of operations and changes in contract owners' equity for the periods indicated therein. These financial statements are the responsibility of the Variable Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of mutual fund shares owned as of December 31, 1996 by correspondence with the mutual funds' transfer agent. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting The PFL Endeavor Variable Annuity Account at December 31, 1996, and the results of their operations and changes in their contract owners' equity for the periods indicated therein in conformity with generally accepted accounting principles.

                                 Ernst & Young LLP


Des Moines, Iowa
January 31, 1997

--------------------------------------------------------------------------------
THE PFL ENDEAVOR VARIABLE ANNUITY ACCOUNT

BALANCE SHEET (AMOUNTS IN THOUSANDS)
December 31, 1996

                                                                        TCW
                                                              TCW     MANAGED
                                                             MONEY     ASSET
                                                             MARKET  ALLOCATION
                                                    TOTAL   SUBACCT.  SUBACCT.
                                                   -------- -------- ----------
ASSETS
Cash.............................................. $      9     --        --
Investments in mutual funds, at current market
 value (Note 2):
 Endeavor Series Trust--TCW Money Market
  Portfolio.......................................   30,542  30,542       --
 Endeavor Series Trust--TCW Managed Asset
  Allocation Portfolio............................  229,142     --    229,142
 Endeavor Series Trust--T. Rowe Price
  International Stock Portfolio...................  121,702     --        --
 Endeavor Series Trust--Value Equity Portfolio....  110,548     --        --
 Endeavor Series Trust--Dreyfus Small Cap Value
  Portfolio.......................................   76,482     --        --
 Endeavor Series Trust--Dreyfus U.S. Government
  Securities Portfolio............................   19,823     --        --
 Endeavor Series Trust--T. Rowe Price Equity
  Income Portfolio................................   64,935     --        --
 Endeavor Series Trust--T. Rowe Price Growth Stock
  Portfolio.......................................   48,731     --        --
 Endeavor Series Trust--Opportunity Value
  Portfolio.......................................      315     --        --
 WRL Series Fund, Inc.--Growth Portfolio..........  257,421     --        --
                                                   --------  ------   -------
 Total investments in mutual funds................  959,641  30,542   229,142
                                                   --------  ------   -------
 Total Assets..................................... $959,650  30,542   229,142
                                                   ========  ======   =======
LIABILITIES AND CONTRACT OWNERS' EQUITY
Liabilities:
 Contract terminations payable.................... $      2     --          2
                                                   --------  ------   -------
 Total Liabilities................................        2     --          2
Contract Owners' Equity:
 Deferred annuity contracts terminable by owners
  (Notes 3 and 6).................................  959,648  30,542   229,140
                                                   --------  ------   -------
                                                   $959,650  30,542   229,142
                                                   ========  ======   =======

                See accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------


 T. ROWE                                   T. ROWE  T. ROWE
  PRICE              DREYFUS  DREYFUS U.S.  PRICE    PRICE
  INT'L.    VALUE   SMALL CAP    GOV'T.     EQUITY   GROWTH  OPPORTUNITY
  STOCK     EQUITY    VALUE    SECURITIES   INCOME   STOCK      VALUE     GROWTH
 SUBACCT.  SUBACCT. SUBACCT.    SUBACCT.   SUBACCT. SUBACCT.  SUBACCT.   SUBACCT.
 --------  -------- --------- ------------ -------- -------- ----------- --------
       1         3        4         --         --         1      --          --
     --        --       --          --         --       --       --          --
     --        --       --          --         --       --       --          --
 121,702       --       --          --         --       --       --          --
     --    110,548      --          --         --       --       --          --
     --        --    76,482         --         --       --       --          --
     --        --       --       19,823        --       --       --          --
     --        --       --          --      64,935      --       --          --
     --        --       --          --         --    48,731      --          --
     --        --       --          --         --       --       315         --
     --        --       --          --         --       --       --      257,421
 -------   -------   ------      ------     ------   ------      ---     -------
 121,702   110,548   76,482      19,823     64,935   48,731      315     257,421
 -------   -------   ------      ------     ------   ------      ---     -------
 121,703   110,551   76,486      19,823     64,935   48,732      315     257,421
 =======   =======   ======      ======     ======   ======      ===     =======
     --        --       --          --         --       --       --          --
 -------   -------   ------      ------     ------   ------      ---     -------
     --        --       --          --         --       --       --          --
 121,703   110,551   76,486      19,823     64,935   48,732      315     257,421
 -------   -------   ------      ------     ------   ------      ---     -------
 121,703   110,551   76,486      19,823     64,935   48,732      315     257,421
 =======   =======   ======      ======     ======   ======      ===     =======

--------------------------------------------------------------------------------
THE PFL ENDEAVOR VARIABLE ANNUITY ACCOUNT

STATEMENT OF OPERATIONS (AMOUNTS IN THOUSANDS)
Year Ended December 31, 1996, Except as Noted

                                                                         TCW
                                                               TCW     MANAGED
                                                              MONEY     ASSET
                                                              MARKET  ALLOCATION
                                                     TOTAL   SUBACCT.  SUBACCT.
                                                    -------- -------- ----------
NET INVESTMENT INCOME (LOSS)
Income:
 Dividends........................................  $ 27,904   1,245     3,793
Expenses (Note 5):
 Administrative fee...............................       443      10       122
 Mortality and expense risk charge................    11,237     365     2,943
                                                    --------  ------    ------
   Net investment income (loss)...................    16,224     870       728
                                                    --------  ------    ------
NET REALIZED AND UNREALIZED CAPITAL GAIN FROM
 INVESTMENTS
Net realized capital gain from sales of
 investments:
 Proceeds from sales..............................    70,848  24,793    15,228
 Cost of investments sold.........................    60,774  24,793    12,264
                                                    --------  ------    ------
Net realized capital gain from sales of
 investments......................................    10,074     --      2,964
Net change in unrealized appreciation/depreciation
 of investments:
 Beginning of the period..........................    78,863     --     25,121
 End of the period................................   175,289     --     52,892
                                                    --------  ------    ------
   Net change in unrealized
    appreciation/depreciation of investments......    96,426     --     27,771
                                                    --------  ------    ------
   Net realized and unrealized capital gain from
    investments...................................   106,500     --     30,735
                                                    --------  ------    ------
INCREASE FROM OPERATIONS..........................  $122,724     870    31,463
                                                    ========  ======    ======

/1/Period from November 18, 1996 (commencement of operations) to December 31, 1996.

                See accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------


T. ROWE                                   T. ROWE  T. ROWE
 PRICE              DREYFUS  DREYFUS U.S.  PRICE    PRICE
 INT'L.    VALUE   SMALL CAP    GOV'T.     EQUITY   GROWTH  OPPORTUNITY
 STOCK     EQUITY    VALUE    SECURITIES   INCOME   STOCK      VALUE     GROWTH
SUBACCT.  SUBACCT. SUBACCT.    SUBACCT.   SUBACCT. SUBACCT. SUBACCT./1/ SUBACCT.
--------  -------- --------- ------------ -------- -------- ----------- --------
    729     1,976    2,674        436        354      525       --       16,172
     66        42       31          5         15       13       --          139
  1,464     1,198      852        202        540      456       --        3,217
 ------    ------   ------      -----      -----    -----       ---      ------
   (801)      736    1,791        229       (201)      56       --       12,816
 ------    ------   ------      -----      -----    -----       ---      ------
  4,813     3,499    4,065      1,853        970    1,628        37      13,962
  4,276     2,344    3,504      1,664        696    1,210        37       9,986
 ------    ------   ------      -----      -----    -----       ---      ------
    537     1,155      561        189        274      418       --        3,976
  2,636    12,562    4,426        563      2,266    1,913       --       29,376
 16,143    27,439   15,836        455      9,138    7,517       --       45,869
 ------    ------   ------      -----      -----    -----       ---      ------
 13,507    14,877   11,410       (108)     6,872    5,604       --       16,493
 ------    ------   ------      -----      -----    -----       ---      ------
 14,044    16,032   11,971         81      7,146    6,022       --       20,469
 ------    ------   ------      -----      -----    -----       ---      ------
 13,243    16,768   13,762        310      6,945    6,078       --       33,285
 ======    ======   ======      =====      =====    =====       ===      ======

--------------------------------------------------------------------------------
THE PFL ENDEAVOR VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN CONTRACT OWNERS' EQUITY (AMOUNTS IN THOUSANDS) Years Ended December 31, 1996 and 1995, Except as Noted

                                                    TCW                TCW          T. ROWE PRICE
                                                   MONEY             MANAGED        INTERNATIONAL
                                                   MARKET       ASSET ALLOCATION        STOCK
                                 TOTAL           SUBACCOUNT        SUBACCOUNT         SUBACCOUNT
                            -----------------  ---------------  ------------------  ---------------
                              1996     1995     1996     1995     1996      1995     1996     1995
                            --------  -------  -------  ------  --------  --------  -------  ------
OPERATIONS
 Net investment income
  (loss)..................  $ 16,224   18,207      870     816       728       448     (801)    715
 Net realized capital
  gain....................    10,074    5,077      --      --      2,964     2,310      537     270
 Net change in unrealized
  appreciation/depreciation
  of investments..........    96,426   98,622      --      --     27,771    31,591   13,507   6,070
                            --------  -------  -------  ------  --------  --------  -------  ------
 Increase from
  operations..............   122,724  121,906      870     816    31,463    34,349   13,243   7,055
                            --------  -------  -------  ------  --------  --------  -------  ------
CONTRACT TRANSACTIONS
 Net contract purchase
  payments................   150,050   88,212   12,211   5,842    13,250    12,410   16,257   9,185
 Transfer payments from
  (to) other subaccounts
  or general account......    78,317   11,541    5,680   1,552     2,506   (13,051)  10,431  (5,983)
 Contract terminations,
  withdrawals, and other
  deductions..............   (52,551) (30,449) (11,765) (3,793)  (12,118)  (10,070)  (6,132) (4,530)
                            --------  -------  -------  ------  --------  --------  -------  ------
 Increase (decrease) from
  contract transactions...   175,816   69,304    6,126   3,601     3,638   (10,711)  20,556  (1,328)
                            --------  -------  -------  ------  --------  --------  -------  ------
 Net increase in contract
  owners' equity..........   298,540  191,210    6,996   4,417    35,101    23,638   33,799   5,727
                            --------  -------  -------  ------  --------  --------  -------  ------
CONTRACT OWNERS' EQUITY
 Beginning of period......   661,108  469,898   23,546  19,129   194,039   170,401   87,904  82,177
                            --------  -------  -------  ------  --------  --------  -------  ------
 End of period............  $959,648  661,108   30,542  23,546   229,140   194,039  121,703  87,904
                            ========  =======  =======  ======  ========  ========  =======  ======

/1/Period from January 3, 1995 (commencement of operations) to December 31,
1995
/2/Period from November 18, 1996 (commencement of operations) to December 31,
1996

                See accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------


                    Dreyfus      Dreyfus U.s.   T. Rowe Price    T. Rowe Price
    Value          Small Cap      Government        Equity           Growth       Opportunity
    Equity           Value        Securities        Income           Stock           Value        Growth
  Subaccount      Subaccount      Subaccount      Subaccount       Subaccount     Subaccount    Subaccount
---------------  --------------  -------------  ---------------  ---------------  ----------- ----------------
 1996     1995    1996    1995    1996   1995    1996   1995/1/   1996   1995/1/    1996/2/    1996     1995
-------  ------  ------  ------  ------  -----  ------  -------  ------  -------  ----------- -------  -------
    736    (230)  1,791     314     229    (25)   (201)   (107)      56    (119)      --       12,816   16,395
  1,155     972     561     184     189    106     274      71      418     322       --        3,976      842


 14,877  11,749  11,410   4,328    (108)   568   6,872   2,266    5,604   1,913       --       16,493   40,137
-------  ------  ------  ------  ------  -----  ------  ------   ------  ------       ---     -------  -------
 16,768  12,491  13,762   4,826     310    649   6,945   2,230    6,078   2,116       --       33,285   57,374
-------  ------  ------  ------  ------  -----  ------  ------   ------  ------       ---     -------  -------


 20,562  12,996  11,126   8,736   6,793  4,592  21,213   8,911   13,844   8,446       193      34,601   17,094

 13,551   9,310   5,637   2,469   4,193  1,487  19,065   8,365   10,830   9,027       166       6,258   (1,635)

 (4,444) (2,587) (3,080) (1,976)   (980)  (280) (1,524)   (270)  (1,233)   (376)      (44)    (11,231)  (6,567)
-------  ------  ------  ------  ------  -----  ------  ------   ------  ------       ---     -------  -------

 29,669  19,719  13,683   9,229  10,006  5,799  38,754  17,006   23,441  17,097       315      29,628    8,892
-------  ------  ------  ------  ------  -----  ------  ------   ------  ------       ---     -------  -------
 46,437  32,210  27,445  14,055  10,316  6,448  45,699  19,236   29,519  19,213       315      62,913   66,266
-------  ------  ------  ------  ------  -----  ------  ------   ------  ------       ---     -------  -------


 64,114  31,904  49,041  34,986   9,507  3,059  19,236     --    19,213     --        --      194,508  128,242
-------  ------  ------  ------  ------  -----  ------  ------   ------  ------       ---     -------  -------
110,551  64,114  76,486  49,041  19,823  9,507  64,935  19,236   48,732  19,213       315     257,421  194,508
=======  ======  ======  ======  ======  =====  ======  ======   ======  ======       ===     =======  =======

--------------------------------------------------------------------------------
The PFL Endeavor Variable Annuity Account

Notes to Financial Statements (Amounts in Thousands, Except Where Noted) December 31, 1996

1. Organization and Summary of Significant Accounting Policies
Organization -- The PFL Endeavor Variable Annuity Account ("Mutual Fund Account") is a segregated investment account of PFL Life Insurance Company ("PFL Life"), an indirect, wholly-owned subsidiary of AEGON USA, Inc. ("AUSA"), a holding company. AUSA is an indirect, wholly-owned subsidiary of AEGON nv, a holding company organized under the laws of The Netherlands.

The Opportunity Value Subaccount commenced operations on November 18, 1996. The
T. Rowe Price Equity Income Subaccount and the T. Rowe Price Growth Stock Subaccount commenced operations on January 3, 1995. Effective May 1, 1996, the names of the Money Market, Managed Asset Allocation, Quest for Value Equity, Quest for Value Small Cap and U.S. Government Securities Portfolios and Subaccounts were changed to TCW Money Market, TCW Managed Asset Allocation, Value Equity, Value Small Cap and Dreyfus U.S. Government Securities Portfolios and Subaccounts, respectively. Effective October 29, 1996, the names of the Value Small Cap Portfolio and Subaccount were changed to Dreyfus Small Cap Value Portfolio and Dreyfus Small Cap Value Subaccount, respectively. Effective March 25, 1995, the names of the Global Growth Portfolio and Subaccount were changed to T. Rowe Price International Stock Portfolio and Subaccount, respectively. The investment objective of the portfolio was changed from an investment on a global basis to an investment on an international basis (i.e. non-U.S. companies). The investment advisor of the Endeavor Series Trust is Endeavor Investment Advisors, a general partnership between Endeavor Management Co. and AUSA Financial Markets, Inc., an affiliate of PFL Life. The investment advisor for the WRL Series Fund, Inc. is Western Reserve Life Assurance Co. of Ohio, an affiliate of PFL Life.

The Mutual Fund Account is registered with the Securities and Exchange Commission as a Unit Investment Trust pursuant to provisions of the Investment Company Act of 1940.

Investments -- Net purchase payments received by the Mutual Fund Account are invested in the portfolios of the Endeavor Series Trust, and the Growth Portfolio of the WRL Series Fund, Inc. (collectively the "Series Funds"), as selected by the contract owner. Investments are stated at the closing net asset values per share on December 31, 1996.

Realized capital gains and losses from sale of shares in the Series Funds are determined on the first-in, first-out basis. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date. Unrealized gains or losses from investments in the Series Funds are credited or charged to contract owners' equity.

Dividend Income -- Dividends received from the Series Funds investments are reinvested to purchase additional mutual fund shares.

--------------------------------------------------------------------------------

2. Investments
A summary of the mutual fund investment at December 31, 1996 follows:

                                                  Net Asset
                                        Number      Value
                                       of Shares  Per Share    Market
                                         Held    (in Dollars)  Value     Cost
                                       --------- ------------ -------- --------
Endeavor Series Trust
 TCW Money Market Portfolio...........  30,542    $     1.00  $ 30,542 $ 30,542
 TCW Managed Asset Allocation
  Portfolio...........................  12,163         18.84   229,142  176,250
 T. Rowe Price International Stock
  Portfolio...........................   8,724         13.95   121,702  105,559
 Value Equity Portfolio...............   6,423         17.21   110,548   83,109
 Dreyfus Small Cap Value Portfolio....   5,203         14.70    76,482   60,646
 Dreyfus U.S. Government Securities
  Portfolio...........................   1,765         11.23    19,823   19,368
 T. Rowe Price Equity Income
  Portfolio...........................   4,192         15.49    64,935   55,797
 T. Rowe Price Growth Stock
  Portfolio...........................   2,991         16.29    48,731   41,214
 Opportunity Value Portfolio..........      31         10.06       315      315
WRL Series Fund, Inc.
 Growth Portfolio.....................   7,355     35.001280   257,421  211,552
                                                              -------- --------
                                                              $959,641 $784,352
                                                              ======== ========

3. Contract Owners' Equity
Contract owners' equity at December 31, 1996 includes an amount of $2,954, which represents the current value of PFL Life's capital contribution of $1,900. A summary of deferred annuity contracts terminable by owners at December 31, 1996 follows:

                                                    Accumulation
                                                        Unit
                                       Accumulation    Value         Total
   Subaccount                          Units Owned  (in Dollars) Contract Value
   ----------                          ------------ ------------ --------------
TCW Money Market......................    26,461     $ 1.154219     $ 30,542
TCW Managed Asset Allocation..........   124,999       1.833135      229,140
T. Rowe Price International Stock.....    91,462       1.330640      121,703
Value Equity..........................    65,227       1.694854      110,551
Dreyfus Small Cap Value...............    51,125       1.496065       76,486
Dreyfus U.S. Government Securities....    17,562       1.128769       19,823
T. Rowe Price Equity Income...........    42,673       1.521680       64,935
T. Rowe Price Growth Stock............    30,238       1.611613       48,732
Opportunity Value.....................       314       1.004355          315
Growth................................    15,174      16.964068      257,421
                                                                    --------
                                                                    $959,648
                                                                    ========

--------------------------------------------------------------------------------

A summary of changes in contract owners' account units follows:

                                   TCW     T. Rowe           Dreyfus   Dreyfus   T. Rowe  T. Rowe
                         TCW     Managed    Price             Small      U.S.     Price    Price
                        Money     Asset     Int'l.   Value     Cap      Gov't.    Equity   Growth  Opportunity
                        Market  Allocation  Stock    Equity   Value   Securities  Income   Stock      Value     Growth
                       Subacct.  Subacct.  Subacct. Subacct. Subacct.  Subacct.  Subacct. Subacct.  Subacct.   Subacct.
                       -------- ---------- -------- -------- -------- ---------- -------- -------- ----------- --------
Units outstanding at
 1/1/95...............  17,837   130,910    76,518   30,512   32,607     3,103       --       --       --       12,759
Units purchased.......   5,331     8,434     8,306   10,253    7,689     4,247     7,630    6,773      --        1,344
Units redeemed and
 transferred..........  (2,064)  (16,369)   (9,759)   5,430      340     1,107     7,313    7,424      --         (766)
                        ------   -------    ------   ------   ------    ------    ------   ------      ---      ------
Units outstanding at
 12/31/95.............  21,104   122,975    75,065   46,195   40,636     8,457    14,943   14,197      --       13,337
Units purchased.......  10,754     7,818    13,001   13,373    8,625     6,218    15,335    9,588      192       2,158
Units redeemed and
 transferred..........  (5,397)   (5,794)    3,396    5,659    1,864     2,887    12,395    6,453      122        (321)
                        ------   -------    ------   ------   ------    ------    ------   ------      ---      ------
Units outstanding at
 12/31/96.............  26,461   124,999    91,462   65,227   51,125    17,562    42,673   30,238      314      15,174
                        ======   =======    ======   ======   ======    ======    ======   ======      ===      ======

4. Taxes
Operations of the Mutual Fund Account form a part of PFL Life, which is taxed as a life insurance company under Subchapter L of the Internal Revenue Code of 1986, as amended (the "Code"). The operations of the Mutual Fund Account are accounted for separately from other operations of PFL Life for purposes of federal income taxation. The Mutual Fund Account is not separately taxable as a regulated investment company under Subchapter M of the Code and is not otherwise taxable as an entity separate from PFL Life. Under existing federal income tax laws, the income of the Mutual Fund Account, to the extent applied to increase reserves under the variable annuity contracts, is not taxable to PFL Life.

5. Administrative, Mortality and Expense Risk Charge
Administrative charges include an annual charge of the lesser of 2% of the policy value or $35 per contract which will commence on the first policy anniversary of each contract owner's account. For policies issued on or after May 1, 1995, the fee is waived if the sum of the premium payments less the sum of all partial withdrawals is at least $50,000 on the policy anniversary. Charges for administrative fees to the variable annuity contracts are an expense of the Mutual Fund Account.

PFL Life deducts a daily charge equal to an annual rate of 1.25% of the value of the contract owners' account as a charge for assuming certain mortality and expense risks. PFL Life also deducts a daily charge equal to an annual rate of
 .15% of the contract owners' account for administrative expenses.

6. Net Assets
At December 31, 1996 contract owners' equity was comprised of:

                                        TCW     T. Rowe                                  T. Rowe  T. Rowe
                              TCW     Managed    Price             Dreyfus  Dreyfus U.S  Price    Price
                             Money     Asset     Int'l.   Value   Small Cap    Gov't.     Equity   Growth  Opportunity
                             Market  Allocation  Stock    Equity    Value    Securities   Income   Stock      Value     Growth
                    Total   Subacct.  Subacct.  Subacct. Subacct.  Subacct.   Subacct.   Subacct. Subacct.  Subacct.   Subacct.
                   -------- -------- ---------- -------- -------- --------- ------------ -------- -------- ----------- --------
Unit
transactions,
accumulated net
investment income
and realized
capital gains...   $784,359  30,542   176,248   105,560   83,112   60,650      19,368     55,797   41,215      315     211,552
Adjustment for
appreciation/
depreciation to
market value....    175,289     --     52,892    16,143   27,439   15,836         455      9,138    7,517      --       45,869
                   --------  ------   -------   -------  -------   ------      ------     ------   ------      ---     -------
Total Contract
Owners' Equity..   $959,648  30,542   229,140   121,703  110,551   76,486      19,823     64,935   48,732      315     257,421
                   ========  ======   =======   =======  =======   ======      ======     ======   ======      ===     =======

--------------------------------------------------------------------------------

7. Purchases and Sales of Investment Securities
The aggregate cost of purchases and proceeds from sales of investments were as follows:

                                              Year Ended December 31 or
                                     Commencement of Operations to December 31
                                    --------------------------------------------
                                            1996                    1995
                                    ----------------------   -------------------
                                     Purchases     Sales     Purchases    Sales
                                    -----------  ---------   ---------   -------
Endeavor Series Trust
 TCW Money Market Portfolio........ $    31,789     24,793      26,533    22,147
 TCW Managed Asset Allocation
  Port folio.......................      19,595     15,228      18,528    28,949
 T. Rowe Price International Stock
  Portfolio........................      24,567      4,813      14,396    15,085
 Value Equity Portfolio............      33,901      3,499      25,078     5,610
 Dreyfus Small Cap Value
  Portfolio........................      19,535      4,065      16,203     6,683
 Dreyfus U.S. Government Securities
  Portfolio........................      12,087      1,853       7,759     1,988
 T. Rowe Price Equity Income
  Portfolio........................      39,523        970      18,189     1,290
 T. Rowe Price Growth Stock
  Portfolio........................      25,124      1,628      19,565     2,587
 Opportunity Value Portfolio.......         352         37         --        --
WRL Series Fund, Inc.
 Growth Portfolio..................      56,406     13,962      38,417    13,226
                                    -----------  ---------  ---------- ---------
                                    $   262,879     70,848     184,668    97,565
                                    ===========  =========  ========== =========

                        REPORT OF INDEPENDENT AUDITORS

The Board of Directors
 PFL Life Insurance Company

  We have audited the accompanying statutory-basis balance sheets of PFL Life Insurance Company as of December 31, 1996 and 1995, and the related statutory-basis statements of operations, changes in capital and surplus, and cash flows for each of the three years in the period ended December 31, 1996. Our audits also included the accompanying statutory-basis financial statement schedules required by Article 7 of Regulation S-X. These financial statements and schedules are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  As described in Note 1 to the financial statements, the Company presents its financial statements in conformity with accounting practices prescribed or permitted by the Insurance Division, Department of Commerce, of the State of Iowa, which practices differ from generally accepted accounting principles. The variances between such practices and generally accepted accounting principles also are described in Note 1. The effects on the financial statements of these variances are not reasonably determinable but are presumed to be material.

  In our opinion, because of the effects of the matters described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with generally accepted accounting principles, the financial position of PFL Life Insurance Company at December 31, 1996 and 1995, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 1996.

  Also, in our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of PFL Life Insurance Company at December 31, 1996 and 1995, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1996 in conformity with accounting practices prescribed or permitted by the Insurance Division, Department of Commerce, of the State of Iowa. Also, in our opinion, the related financial statement schedules, when considered in relation to the basic statutory-basis financial statements taken as a whole, present fairly in all material respects the information set forth therein.


                                                 Ernst & Young L.L.P.

Des Moines, Iowa
February 21, 1997

                           PFL LIFE INSURANCE COMPANY

                   STATEMENTS OF OPERATIONS--STATUTORY BASIS
                             (DOLLARS IN THOUSANDS)

                                                 YEAR ENDED DECEMBER 31
                                            ----------------------------------
                                               1996        1995        1994
                                            ----------  ----------  ----------
Revenues:
  Premiums and other considerations, net
   of reinsurance:
    Life..................................  $  204,872  $  114,704  $  148,954
    Annuity...............................     725,966     921,452   1,067,406
    Accident and health...................     227,862     232,738     230,889
  Net investment income...................     428,337     392,685     343,880
  Amortization of interest maintenance
   reserve................................       2,434       4,341       2,871
  Commissions and expense allowances on
   reinsurance ceded......................      73,931      77,071      94,635
                                            ----------  ----------  ----------
                                             1,663,402   1,742,991   1,888,635
Benefits and expenses:
  Benefits paid or provided for:
    Life and accident and health
     benefits.............................     147,024     146,346     141,632
    Surrender benefits....................     512,810     498,626     392,064
    Other benefits........................     101,288      88,607      73,306
    Increase in aggregate reserves for
     policies and contracts:
      Life................................     140,126      50,071      82,062
      Annuity.............................     188,002     528,330     569,341
      Accident and health.................      26,790      17,694      22,144
      Other...............................      19,969      16,017      11,223
                                            ----------  ----------  ----------
                                             1,136,009   1,345,691   1,291,772
  Insurance expenses:
    Commissions...........................     177,466     200,706     215,635
    General insurance expenses............      57,282      57,623      52,166
    Taxes, licenses and fees..............      13,889      15,700      15,368
    Transfer to separate account..........     171,785      42,981     243,806
    Other expenses........................         526         760       1,014
                                            ----------  ----------  ----------
                                               420,948     317,770     527,989
                                            ----------  ----------  ----------
                                             1,556,957   1,663,461   1,819,761
                                            ----------  ----------  ----------
Gain from operations before federal income
 taxes and net realized capital losses on
 investments..............................     106,445      79,530      68,874
Federal income tax expense................      41,177      33,335      23,858
                                            ----------  ----------  ----------
Gain from operations before net realized
 capital losses on investments............      65,268      46,195      45,016
Net realized capital losses on investments
 (net of related federal income taxes and
 amounts transferred to interest
 maintenance reserve).....................      (3,503)    (18,096)     (3,624)
                                            ----------  ----------  ----------
Net income................................  $   61,765  $   28,099  $   41,392
                                            ==========  ==========  ==========

                            See accompanying notes.

                           PFL LIFE INSURANCE COMPANY

                        BALANCE SHEETS--STATUTORY BASIS
                (DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                               DECEMBER 31
                                                          ---------------------
                                                             1996       1995
                                                          ---------- ----------
ADMITTED ASSETS
Cash and invested assets:
  Cash and short-term investments........................ $   50,737 $   79,852
  Bonds..................................................  4,773,433  4,613,334
  Stocks:
    Preferred............................................      3,097      9,336
    Common (cost: 1996--$23,212; 1995--$19,061)..........     32,038     24,866
    Affiliated entities (cost: 1996--$14,893; 1995--
     $14,661)............................................      6,934      6,794
  Mortgage loans on real estate..........................    911,705    680,414
  Real estate, at cost less accumulated depreciation
   ($11,338 in 1996; $12,493 in 1995):
    Home office properties...............................     10,372     20,403
    Properties acquired in satisfaction of debt..........     12,260      2,648
    Investment properties................................     35,922     40,453
  Policy loans...........................................     54,214     52,675
  Other invested assets..................................     16,343     13,557
                                                          ---------- ----------
  Total cash and invested assets.........................  5,907,055  5,544,332
Premiums deferred and uncollected........................     16,345     17,026
Accrued investment income................................     70,401     68,065
Receivable from affiliates...............................     53,900     79,913
Federal income taxes recoverable.........................      4,018      9,776
Transfers from separate accounts.........................     38,528        --
Other assets.............................................     31,215     32,803
Separate account assets..................................  1,844,515  1,418,157
                                                          ---------- ----------
  Total admitted assets.................................. $7,965,977 $7,170,072
                                                          ========== ==========
LIABILITIES AND CAPITAL AND SURPLUS
Liabilities:
  Aggregate reserves for policies and contracts:
    Life................................................. $  736,100 $  596,039
    Annuity..............................................  4,408,419  4,220,274
    Accident and health..................................    139,269    114,884
  Policy and contract claim reserves:
    Life.................................................      7,369      6,225
    Accident and health..................................     66,988     70,517
  Other policyholders' funds.............................    126,672    105,371
  Remittances and items not allocated....................     64,064    123,710
  Asset valuation reserve................................     54,851     43,921
  Interest maintenance reserve...........................     23,745     26,376
  Other liabilities......................................     70,663     67,070
  Payable to affiliates..................................      4,975        --
  Separate account liabilities...........................  1,844,515  1,418,157
                                                          ---------- ----------
  Total liabilities......................................  7,547,630  6,792,544
Commitments and contingencies
Capital and surplus:
  Common stock, $10 par value, 500 shares authorized, 266
   issued and outstanding................................      2,660      2,660
  Paid-in surplus........................................    154,129    154,129
  Unassigned surplus.....................................    261,558    220,739
                                                          ---------- ----------
  Total capital and surplus..............................    418,347    377,528
                                                          ---------- ----------
  Total liabilities and capital and surplus.............. $7,965,977 $7,170,072
                                                          ========== ==========

                            See accompanying notes.

                           PFL LIFE INSURANCE COMPANY

         STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS--STATUTORY BASIS
                             (DOLLARS IN THOUSANDS)

                                                                       TOTAL
                                         COMMON PAID-IN  UNASSIGNED CAPITAL AND
                                         STOCK  SURPLUS   SURPLUS     SURPLUS
                                         ------ -------- ---------- -----------
Balance at January 1, 1994.............. $2,660 $ 99,129  $212,982   $314,771
  Capital contribution..................    --    15,000       --      15,000
  Net income for 1994...................    --       --     41,392     41,392
  Net unrealized capital losses.........    --       --    (25,350)   (25,350)
  Increase in non-admitted assets.......    --       --       (248)      (248)
  Decrease in asset valuation reserve...    --       --      6,040      6,040
  Dividend to stockholder...............    --       --    (20,900)   (20,900)
  Surplus effect of ceding commissions
   associated with the sale of a
   division.............................    --       --        184        184
  Amendment of reinsurance agreement....    --       --        391        391
  Decrease in liability for reinsurance
   in unauthorized companies............    --       --        505        505
  Prior period adjustment...............    --       --     (3,444)    (3,444)
                                         ------ --------  --------   --------
Balance at December 31, 1994............  2,660  114,129   211,552    328,341
  Capital contribution..................    --    40,000       --      40,000
  Net income for 1995...................    --       --     28,099     28,099
  Net unrealized capital losses.........    --       --     (7,574)    (7,574)
  Decrease in non-admitted assets.......    --       --         50         50
  Increase in asset valuation reserve...    --       --     (5,946)    (5,946)
  Surplus effect of ceding commissions
   associated with the sale of a
   division.............................    --       --         35         35
  Cancellation of reinsurance
   agreement............................    --       --        585        585
  Amendment of reinsurance agreement....    --       --        419        419
  Transfer of subsidiary investment to
   stockholder..........................    --       --     (3,250)    (3,250)
  Change in reserve valuation
   methodology..........................    --       --       (501)      (501)
  Increase in liability for reinsurance
   in unauthorized companies............    --       --     (2,730)    (2,730)
                                         ------ --------  --------   --------
Balance at December 31, 1995............  2,660  154,129   220,739    377,528
  Net income for 1996...................    --       --     61,765     61,765
  Net unrealized capital gains..........    --       --      2,351      2,351
  Increase in non-admitted assets.......    --       --       (148)      (148)
  Increase in asset valuation reserve...    --       --    (10,930)   (10,930)
  Dividend to stockholder...............    --       --    (20,000)   (20,000)
  Prior period adjustment...............    --       --      5,025      5,025
  Surplus effect of sale of a division..    --       --       (384)      (384)
  Surplus effect of ceding commissions
   associated with the sale of a
   division.............................    --       --         29         29
  Amendment of reinsurance agreement....    --       --        421        421
  Decrease in liability for reinsurance
   in unauthorized companies............    --       --      2,690      2,690
                                         ------ --------  --------   --------
Balance at December 31, 1996............ $2,660 $154,129  $261,558   $418,347
                                         ====== ========  ========   ========

                            See accompanying notes.

                           PFL LIFE INSURANCE COMPANY

                   STATEMENTS OF CASH FLOWS--STATUTORY BASIS
                             (DOLLARS IN THOUSANDS)

                                                 YEAR ENDED DECEMBER 31
                                            ----------------------------------
                                               1996        1995        1994
                                            ----------  ----------  ----------
SOURCES OF CASH
Premiums and other considerations, net of
 reinsurance..............................  $1,240,748  $1,353,407  $1,548,030
Net investment income.....................     431,456     398,051     339,856
                                            ----------  ----------  ----------
                                             1,672,204   1,751,458   1,887,886
Life and accident and health claims.......    (147,556)   (140,798)   (137,602)
Surrender benefits and other fund
 withdrawals..............................    (512,810)   (498,626)   (392,064)
Other benefits to policyholders...........    (101,254)    (88,519)    (73,237)
Commissions, other expenses and other
 taxes....................................    (248,321)   (278,241)   (288,384)
Net transfers to separate accounts........    (210,312)    (42,981)   (243,806)
Dividends to policyholders................        (844)       (940)     (1,155)
Federal income taxes, excluding tax on
 capital gains and IRS settlements........     (35,551)    (32,905)    (39,864)
                                            ----------  ----------  ----------
Net cash provided by operations...........     415,556     668,448     711,774
Proceeds from investments sold, matured or
 repaid:
  Bonds and preferred stocks..............   2,112,831   1,757,229   1,430,339
  Common stocks...........................      27,214      20,338      12,941
  Mortgage loans on real estate...........      74,351      36,550      43,495
  Real estate.............................      18,077      23,203       9,536
  Other proceeds..........................      22,567         381         189
                                            ----------  ----------  ----------
Total cash from investments...............   2,255,040   1,837,701   1,496,500
Capital contribution......................         --       40,000      15,000
Dividend from subsidiary..................         --          --       10,000
Cash received from ceding commissions
 associated with the sale of a division...          45          55         284
Increase in remittances and items not
 allocated................................         --       88,295      16,177
Other sources.............................      19,381      12,758      24,855
                                            ----------  ----------  ----------
Total sources of cash.....................   2,690,022   2,647,257   2,274,590
APPLICATIONS OF CASH
Cost of investments acquired:
  Bonds and preferred stocks..............  $2,270,105  $2,294,195  $2,043,615
  Common stocks...........................      29,799      23,284      11,228
  Mortgage loans on real estate...........     324,381     192,292     160,068
  Net increase in policy loans............       1,539         877       3,202
  Real estate.............................         222      10,188      14,801
  Other invested assets...................       5,169       2,670         664
                                            ----------  ----------  ----------
Total investments acquired................   2,631,215   2,523,506   2,233,578
Dividends to stockholder..................      20,000         --       20,900
Cash paid associated with the sale of a
 division.................................         539         --          --
Repayment of intercompany notes and
 receivables, net.........................         --       48,070         365
Cash paid in conjunction with an amendment
 of a reinsurance agreement...............       5,812         --          --
Decrease in remittances and items not
 allocated................................      59,646         --          --
Cash paid in conjunction with sales of a
 division.................................         123         --          --
Other applications, net...................       1,802      29,887       3,820
                                            ----------  ----------  ----------
Total applications of cash................   2,719,137   2,601,463   2,258,663
                                            ----------  ----------  ----------
Net change in cash and short-term
 investments..............................     (29,115)     45,790      15,927
Cash and short-term investments at
 beginning of year........................      79,852      34,062      18,135
                                            ----------  ----------  ----------
Cash and short-term investments at end of
 year.....................................  $   50,737  $   79,852  $   34,062
                                            ==========  ==========  ==========

                            See accompanying notes.

                          PFL LIFE INSURANCE COMPANY

                NOTES TO FINANCIAL STATEMENTS--STATUTORY BASIS
                            (DOLLARS IN THOUSANDS)
                               DECEMBER 31, 1996

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

 Organization

  PFL Life Insurance Company ("the Company") is a stock life insurance company and is a wholly-owned subsidiary of First AUSA Life Insurance Company ("First AUSA"), which, in turn, is a wholly-owned subsidiary of AEGON USA, Inc. ("AEGON"). AEGON is a wholly-owned subsidiary of AEGON nv, a holding company organized under the laws of The Netherlands. Effective June 1, 1995, the Company transferred the common stock of its wholly-owned subsidiary, Equity National Life Insurance Company ("Equity National"), to its stockholder, First AUSA. Equity National was then merged with Life Investors Insurance Company of America, a subsidiary of First AUSA. The financial statements presented herein are prepared on the statutory accounting principles basis for the Company only; as such, the accounts of the Company's subsidiary, Equity National, are not consolidated with those of the Company.

  In connection with the sale of certain affiliated companies, the Company has assumed various blocks of business from these former affiliates through mergers. In addition, the Company has canceled or entered into several coinsurance and reinsurance agreements with affiliates and non-affiliates. The following is a description of those transactions:

    During 1996, the Company sold its North Richland Hills, Texas health administrative operations known as The Insurance Center. The transaction resulted in the transfer of substantially all employees and office facilities to United Insurance Companies, Inc. ("UICI"). All inforce business will continue to be shared by UICI and the Company and its affiliates through the existing coinsurance agreements. After a short transition period, all new business produced by United Group Association, an independent insurance agency, will be written by the insurance subsidiaries of UICI and will not be shared with the Company and its affiliates through coinsurance arrangements. As a result of the sale, the Company transferred $123 in assets, substantially all of which was cash, and $70 of liabilities. The difference between the assets and liabilities of $(53) plus a tax credit of $19 was charged directly to unassigned surplus.

    Effective December 31, 1995, the Company canceled a coinsurance agreement with its parent, First AUSA. As a result of the cancellation, the Company transferred $825 of assets and $1,712 of liabilities. The difference between the assets and liabilities, net of a tax effect of $302 was credited directly to unassigned surplus.

    On January 1, 1994, the Company entered into an agreement with a non-affiliate reinsurer to increase the reinsurance ceded by 2 1/2% each year (primarily group health business). As a result, the Company transferred $3,881 in assets and $4,080 in liabilities during 1994. The difference between the assets and liabilities of $199, plus a tax credit of $192, was credited directly to unassigned surplus. During 1995, the Company transferred $4,303 in assets and liabilities of $4,467. The difference between the assets and liabilities of $164, plus a tax credit of $255, was credited directly to unassigned surplus. During 1996, the Company transferred $5,991 in assets, including $5,812 of cash and short-term investments and liabilities of $6,146. The difference between the assets and liabilities of $155, plus a tax credit of $266 was credited directly to unassigned surplus.

    During 1993, the Company sold the Oakbrook Division (primarily group health business). The initial transfer of risk occurred through an indemnity reinsurance agreement. The

                          PFL LIFE INSURANCE COMPANY

                            (DOLLARS IN THOUSANDS)

  policies will then be assumed by the reinsurer by novation as state regulatory and policyholder approvals are received. In addition, the Company will receive from the third party administrator a ceding commission of one percent of the premiums collected between January 1, 1994 and December 31, 1996. As a result of the sale, in 1994, the Company received $284 for ceding commissions; the commissions net of the related tax effect of $100 was credited directly to unassigned surplus. During 1995, the Company received $55 for ceding commissions; the commissions net of the related tax effect of $20 was credited directly to unassigned surplus. During 1996, the Company received $45 for ceding commissions; the commissions net of the related tax effect of $(16) was charged directly to unassigned surplus. During 1996, the Company paid $539 in association with this sale; the proceeds, net of a tax credit of $189, were charged directly to unassigned surplus.

 Nature of Business

  The Company sells individual non-participating whole life, endowment and term contracts, as well as a broad line of single fixed and flexible premium annuity products. In addition, the Company offers group life, universal life, and individual and specialty health coverages. The Company is licensed in 49 states and the District of Columbia. Sales of the Company's products are primarily through an independent insurance agency of The Insurance Center, the Company's agents, and financial institutions.

 Basis of Presentation

  The preparation of financial statements of insurance companies requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

  Significant estimates and assumptions are utilized in the calculation of aggregate policy reserves, policy and contract claim reserves, guaranty fund assessment accruals and valuation allowances on investments. It is reasonably possible that actual experience could differ from the estimates and assumptions utilized which could have a material impact on the financial statements.

  The accompanying financial statements have been prepared on the basis of accounting practices prescribed or permitted by the Insurance Division, Department of Commerce, of the State of Iowa, which practices differ in some respects from generally accepted accounting principles. The more significant of these differences are as follows: (a) bonds are generally reported at amortized cost rather than segregating the portfolio into held-to-maturity (reported at amortized cost), available-for-sale (reported at fair value), and trading (reported at fair value) classifications; (b) acquisition costs of acquiring new business are charged to current operations as incurred rather than deferred and amortized over the life of the policies; (c) policy reserves on traditional life products are based on statutory mortality rates and interest which may differ from reserves based on reasonable assumptions of expected mortality, interest, and withdrawals which include a provision for possible unfavorable deviation from such assumptions; (d) policy reserves on certain investment products use discounting methodologies utilizing statutory interest rates rather than full account values; (e) reinsurance amounts are netted against the corresponding asset or liability rather than shown as gross amounts on the balance sheet; (f) deferred income taxes are not provided for the difference between the financial statement and income tax bases of assets and liabilities; (g) net realized gains or losses attributed to changes in the level of interest

                          PFL LIFE INSURANCE COMPANY

                            (DOLLARS IN THOUSANDS)

rates in the market are deferred and amortized over the remaining life of the bond or mortgage loan, rather than recognized as gains or losses in the statement of operations when the sale is completed; (h) declines in the estimated realizable value of investments are provided for through the establishment of a formula-determined statutory investment reserve (carried as a liability) changes to which are charged directly to surplus, rather than through recognition in the statement of operations for declines in value, when such declines are judged to be other than temporary; (i) certain assets designated as "non-admitted assets" have been charged to surplus rather than being reported as assets; (j) revenues for universal life and investment products consist of premiums received rather than policy charges for the cost of insurance, policy administration charges, amortization of policy initiation fees and surrender charges assessed; (k) pension expense is recorded as amounts are paid; (l) adjustments to federal income taxes of prior years are charged or credited directly to unassigned surplus, rather than reported as a component of expense in the statement of operations; (m) gains or losses on dispositions of business are charged or credited directly to unassigned surplus rather than being reported in the statement of operations; and (n) a liability is established for "unauthorized reinsurers" and changes in this liability are charged or credited directly to unassigned surplus. The effects of these variances have not been determined by the Company.

  The National Association of Insurance Commissioners (NAIC) currently is in the process of recodifying statutory accounting practices, the result of which is expected to constitute the only source of "prescribed" statutory accounting practices. Accordingly, that project, which is expected to be completed in 1997, will likely change, to some extent, prescribed statutory accounting practices and may result in changes to the accounting practices that the Company uses to prepare its statutory-basis financial statements.

 Cash and Cash Equivalents

  For purposes of the statements of cash flows, the Company considers all highly liquid investments with remaining maturity of one year or less when purchased to be cash equivalents.

 Investments

  Investments in bonds (except those to which the Securities Valuation Office of the NAIC has ascribed a value), mortgage loans on real estate and short-term investments are reported at cost adjusted for amortization of premiums and accrual of discounts. Amortization is computed using methods which result in a level yield over the expected life of the security. The Company reviews its prepayment assumptions on mortgage and other asset backed securities at regular intervals and adjusts amortization rates prospectively when such assumptions are changed due to experience and/or expected future patterns. Investments in preferred stocks in good standing are reported at cost. Investments in preferred stocks not in good standing are reported at the lower of cost or market. Common stocks of affiliated and unaffiliated companies, which may include shares of mutual funds (money market and other), are carried at market. Real estate is reported at cost less allowances for depreciation. Depreciation is computed principally by the straight-line method. Policy loans are reported at unpaid principal. Other invested assets consist principally of investments in various joint ventures and are recorded at equity in underlying net assets. Other "admitted assets" are valued, principally at cost, as required or permitted by Iowa Insurance Laws.

                          PFL LIFE INSURANCE COMPANY

                            (DOLLARS IN THOUSANDS)

  Realized capital gains and losses are determined on the basis of specific identification and are recorded net of related federal income taxes. The Asset Valuation Reserve (AVR) is established by the Company to provide for anticipated losses in the event of default by issuers of certain invested assets. These amounts are determined using a formula prescribed by the NAIC and are reported as a liability. The formula for the AVR provides for a corresponding adjustment for realized gains and losses, net of amounts attributed to changes in the general level of interest rates. Under a formula prescribed by the NAIC, the Company defers, in the Interest Maintenance Reserve (IMR), the portion of realized gains and losses on sales of fixed income investments, principally bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity of the security.

  Interest income is recognized on an accrual basis. The Company does not accrue income on bonds in default, mortgage loans on real estate in default and/or foreclosure or which are delinquent more than twelve months, or real estate where rent is in arrears for more than three months. Further, income is not accrued when collection is uncertain. At December 31, 1996, 1995 and 1994, the Company excluded investment income due and accrued of $1,541, $2,272 and $4,622, respectively, with respect to such practices.

  The Company entered into an interest-rate cap agreement on Five Year Constant Maturities Treasury futures to hedge the exposure of increasing interest rates. The cash flows from the interest rate cap will help offset losses that might occur from disintermediation resulting from a rise in interest rates. The Company paid a one-time premium to receive the difference between the reference rate and the strike rate after a two-year delay. The cost is included in interest expense ratably during the life of the agreement. Income received as a result of the cap agreement will be recognized in investment income as earned. Unamortized cost of the agreements is included in other assets.

 Aggregate Policy Reserves

  Life, annuity and accident and health benefit reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum required by law.

  The aggregate policy reserves for life insurance policies are based principally upon the 1941, 1958 and 1980 Commissioners' Standard Ordinary Mortality and American Experience Mortality Tables. The reserves are calculated using interest rates ranging from 2.00 to 6.00 percent and are computed principally on the Net Level Premium Valuation and the Commissioners' Reserve Valuation Methods. Reserves for universal life policies are based on account balances adjusted for the Commissioners' Reserve Valuation Method.

  Deferred annuity reserves are calculated according to the Commissioners' Annuity Reserve Valuation Method including excess interest reserves to cover situations where the future interest guarantees plus the decrease in surrender charges are in excess of the maximum valuation rates of interest. Reserves for immediate annuities and supplementary contracts with and without life contingencies are equal to the present value of future payments assuming interest rates ranging from 2.50 to 11.25 percent and mortality rates, where appropriate, from a variety of tables.

                          PFL LIFE INSURANCE COMPANY

                            (DOLLARS IN THOUSANDS)

  Accident and health policy reserves are equal to the greater of the gross unearned premiums or any required midterminal reserves plus net unearned premiums and the present value of amounts not yet due on both reported and unreported claims.

 Policy and Contract Claim Reserves

  Claim reserves represent the estimated accrued liability for claims reported to the Company and claims incurred but not yet reported through the statement date. These reserves are estimated using either individual case-basis valuations or statistical analysis techniques. These estimates are subject to the effects of trends in claim severity and frequency. The estimates are continually reviewed and adjusted as necessary as experience develops or new information becomes available.

 Separate Account

  Assets held in trust for purchases of variable annuity contracts and the Company's corresponding obligation to the contract owners are shown separately in the balance sheets. The assets in the separate account are valued at market. Income and gains and losses with respect to the assets in the separate account accrue to the benefit of the policyholders. The Company received variable contract premiums of $227,864, $133,386 and $308,305 in 1996, 1995 and 1994, respectively. All variable account contracts are subject to discretionary withdrawal by the policyholder at the market value of the underlying assets less the current surrender charge.

 Reclassifications

  Certain reclassifications have been made to the 1995 and 1994 financial statements to conform to the 1996 presentation.

2. FAIR VALUES OF FINANCIAL INSTRUMENTS

  Statement of Financial Accounting Standards No. 107, Disclosures about Fair Value of Financial Instruments, requires disclosure of fair value information about financial instruments, whether or not recognized in the statutory-basis balance sheet, for which it is practicable to estimate that value. SFAS No. 119, Disclosures about Derivative Financial Instruments and Fair Value of Financial Instruments, requires additional disclosure about derivatives. In cases where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. Those techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. In that regard, the derived fair value estimates cannot be substantiated by comparisons to independent markets and, in many cases, could not be realized in immediate settlement of the instrument. Statement of Financial Accounting Standards No. 107 and No. 119 exclude certain financial instruments and all nonfinancial instruments from their disclosure requirements and allow companies to forego the disclosures when those estimates can only be made at excessive cost. Accordingly, the aggregate fair value amounts presented do not represent the underlying value of the Company.

  The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:

    Cash and short-term investments: The carrying amounts reported in the balance sheet for these instruments approximate their fair values.

                          PFL LIFE INSURANCE COMPANY

                            (DOLLARS IN THOUSANDS)


    Investment securities: Fair values for fixed maturity securities (including redeemable preferred stocks) are based on quoted market prices, where available. For fixed maturity securities not actively traded, fair values are estimated using values obtained from independent pricing services or, in the case of private placements, are estimated by discounting expected future cash flows using a current market rate applicable to the yield, credit quality, and maturity of the investments. The fair values for equity securities other than insurance subsidiaries are based on quoted market prices. Fair value for the Company's insurance subsidiary is the statutory net book value of that subsidiary.

    Mortgage loans and policy loans: The fair values for mortgage loans are estimated utilizing discounted cash flow analyses, using interest rates reflective of current market conditions and the risk characteristics of the loans. The fair value of policy loans are assumed to equal their carrying value.

    Investment contracts: Fair values for the Company's liabilities under investment-type insurance contracts are estimated using discounted cash flow calculations, based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued.

    Interest rate cap: Estimated fair value of the interest rate cap is based upon the latest quoted market price.

  Fair values for the Company's insurance contracts other than investment contracts are not required to be disclosed. However, the fair values of liabilities under all insurance contracts are taken into consideration in the Company's overall management of interest rate risk, which minimizes exposure to changing interest rates through the matching of investment maturities with amounts due under insurance contracts.

  The following sets forth a comparison of the fair values and carrying values of the Company's financial instruments subject to the provisions of Statement of Financial Accounting Standards No. 107 and No. 119:

                                                    DECEMBER 31
                                    -------------------------------------------
                                            1996                  1995
                                    --------------------- ---------------------
                                     CARRYING              CARRYING
                                      VALUE    FAIR VALUE   VALUE    FAIR VALUE
                                    ---------- ---------- ---------- ----------
   ADMITTED ASSETS
   Bonds..........................  $4,773,433 $4,867,770 $4,613,334 $4,824,635
   Preferred stocks...............       3,097      7,133      9,336     12,275
   Common stocks..................      32,038     32,038     24,866     24,866
   Affiliated common and preferred
    stock.........................       6,934      6,934      6,794      6,794
   Mortgage loans on real estate..     911,705    922,010    680,414    714,399
   Policy loans...................      54,214     54,214     52,675     52,675
   Cash and short-term
    investments...................      50,737     50,737     79,852     79,852
   Interest rate cap..............       6,797      6,975      7,971      7,250
   Separate account assets........   1,844,515  1,844,515  1,418,157  1,418,157
   LIABILITIES
   Investment contract
    liabilities...................   4,532,568  4,398,630  4,323,188  4,310,505
   Separate account annuities.....   1,803,057  1,803,057  1,417,842  1,417,842

                          PFL LIFE INSURANCE COMPANY

                            (DOLLARS IN THOUSANDS)


3. INVESTMENTS

  The carrying value and estimated fair value of investments in debt securities were as follows:

                                                GROSS      GROSS    ESTIMATED
                                    CARRYING  UNREALIZED UNREALIZED    FAIR
                                     VALUE      GAINS      LOSSES     VALUE
                                   ---------- ---------- ---------- ----------
   DECEMBER 31, 1996
   Bonds:
     United States Government and
      agencies.................... $  136,450  $  3,301   $   180   $  139,571
     State, municipal and other
      government..................     59,644     1,906       177       61,373
     Public utilities.............    147,918     5,616     1,020      152,514
     Industrial and
      miscellaneous...............  1,958,681    64,710     8,105    2,015,286
     Mortgage-backed securities...  2,470,740    43,896    15,610    2,499,026
                                   ----------  --------   -------   ----------
                                    4,773,433   119,429    25,092    4,867,770
   Preferred stocks...............      3,097     4,036       --         7,133
                                   ----------  --------   -------   ----------
                                   $4,776,530  $123,465   $25,092   $4,874,903
                                   ==========  ========   =======   ==========
   DECEMBER 31, 1995
   Bonds:
     United States Government and
      agencies.................... $  117,054  $  5,808   $   135   $  122,727
     State, municipal and other
      government..................     46,236     3,109         2       49,343
     Public utilities.............    156,342     9,578     1,092      164,828
     Industrial and
      miscellaneous...............  1,781,149   112,074     7,146    1,886,077
     Mortgage-backed securities...  2,512,553    93,420     4,313    2,601,660
                                   ----------  --------   -------   ----------
                                    4,613,334   223,989    12,688    4,824,635
   Preferred stocks...............      9,336     3,348       409       12,275
                                   ----------  --------   -------   ----------
                                   $4,622,670  $227,337   $13,097   $4,836,910
                                   ==========  ========   =======   ==========

  The carrying value and estimated fair value of bonds at December 31, 1996, by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                        CARRYING  ESTIMATED FAIR
                                                         VALUE        VALUE
                                                       ---------- --------------
   Due in one year or less............................ $  202,775   $  204,980
   Due after one year through five years..............    896,912      921,711
   Due after five years through ten years.............    954,555      977,421
   Due after ten years................................    248,451      264,632
                                                       ----------   ----------
                                                        2,302,693    2,368,744
   Mortgage and other asset-backed securities.........  2,470,740    2,499,026
                                                       ----------   ----------
                                                       $4,773,433   $4,867,770
                                                       ==========   ==========

                          PFL LIFE INSURANCE COMPANY

                            (DOLLARS IN THOUSANDS)


  A detail of net investment income is presented below:

                                                       YEAR ENDED DECEMBER 31
                                                     --------------------------
                                                       1996     1995     1994
                                                     -------- -------- --------
   Interest on bonds and notes...................... $364,356 $342,182 $294,145
   Dividends on equity investments..................    1,436    1,822   12,091
   Interest on mortgage loans.......................   69,418   52,702   42,385
   Rental income on real estate.....................    9,526   10,443    9,360
   Interest on policy loans.........................    3,273    3,112    3,182
   Other investment income..........................    1,799    1,803      282
                                                     -------- -------- --------
   Gross investment income..........................  449,808  412,064  361,445
   Investment expenses..............................   21,471   19,379   17,565
                                                     -------- -------- --------
   Net investment income............................ $428,337 $392,685 $343,880
                                                     ======== ======== ========

  Proceeds from sales and maturities of debt securities and related gross realized gains and losses were as follows:

                                                 YEAR ENDED DECEMBER 31
                                            ----------------------------------
                                               1996        1995        1994
                                            ----------  ----------  ----------
   Proceeds................................ $2,112,831  $1,757,229  $1,430,339
                                            ==========  ==========  ==========
   Gross realized gains.................... $   19,876  $   19,721  $   15,411
   Gross realized losses...................    (19,634)    (34,399)    (33,044)
                                            ----------  ----------  ----------
   Net realized gains (losses)............. $      242  $  (14,678) $  (17,633)
                                            ==========  ==========  ==========

  At December 31, 1996, investments with an aggregate carrying value of $5,825,802 were on deposit with regulatory authorities or were restrictively held in bank custodial accounts for the benefit of such regulatory authorities as required by statute.

  Realized investment gains (losses) and changes in unrealized gains (losses) for investments are summarized below:

                                                           REALIZED
                                                   ---------------------------
                                                    YEAR ENDED DECEMBER 31
                                                   ---------------------------
                                                    1996      1995      1994
                                                   -------  --------  --------
   Debt securities................................ $   242  $(14,678) $(17,633)
   Short-term investments.........................    (197)       24      (309)
   Equity securities..............................   1,798       504     1,322
   Mortgage loans on real estate..................  (5,530)   (1,053)   (2,186)
   Real estate....................................   1,210    (1,908)   (2,858)
   Other invested assets..........................      12      (970)       14
                                                   -------  --------  --------
                                                    (2,465)  (18,081)  (21,650)
   Tax effect.....................................  (1,235)    7,878     7,236
   Transfer to interest maintenance reserve.......     197    (7,891)   10,790
                                                   -------  --------  --------
   Net realized losses............................ $(3,503) $(18,096) $ (3,624)
                                                   =======  ========  ========

                          PFL LIFE INSURANCE COMPANY

                            (DOLLARS IN THOUSANDS)

                                                   CHANGE IN UNREALIZED
                                               ------------------------------
                                                  YEAR ENDED DECEMBER 31
                                               ------------------------------
                                                 1996       1995      1994
                                               ---------  --------  ---------
   Debt securities............................ $(115,867) $355,560  $(322,346)
   Equity securities..........................     2,929   (16,379)   (23,202)
                                               ---------  --------  ---------
   Change in unrealized appreciation
    (depreciation)............................ $(112,938) $339,181  $(345,548)
                                               =========  ========  =========

  Gross unrealized gains and gross unrealized losses on equity securities were as follows:

                                                            DECEMBER 31
                                                      -------------------------
                                                       1996     1995     1994
                                                      -------  -------  -------
   Unrealized gains.................................. $ 9,590  $ 6,833  $20,244
   Unrealized losses.................................  (8,723)  (8,895)  (5,927)
                                                      -------  -------  -------
   Net unrealized gains (losses)..................... $   867  $(2,062) $14,317
                                                      =======  =======  =======

  During 1996, the Company issued mortgage loans with interest rates ranging from 6.83% to 8.75%. The maximum percentage of any one mortgage loan to the value of the underlying real estate at origination was 85%. Mortgage loans with a carrying value of $4,027 were non-income producing for the previous twelve months. Accrued interest of $852 related to these mortgage loans was excluded from investment income. The Company requires all mortgage loans to carry fire insurance equal to the value of the underlying property.

  During 1996, 1995 and 1994, mortgage loans of $13,163, $1,644 and $799, respectively, were foreclosed and transferred to real estate. At December 31, 1996 and 1995, the Company held a mortgage loan loss reserve in the asset valuation reserve of $5,432 and $6,168, respectively. The mortgage loan portfolio is diversified by geographic region and specific collateral property type as follows:

      GEOGRAPHIC DISTRIBUTION
-------------------------------------
                         DECEMBER 31
                         ------------
                         1996   1995
                         -----  -----
South Atlantic..........    26%    26%
Mountain................    10     12
W. South Central........    12     14
Pacific.................    13     17
E. North Central........    15     13
E. South Central........     9      5
W. North Central........     6      6
Middle Atlantic.........     6      3
New England.............     3      4

     PROPERTY TYPE DISTRIBUTION
-------------------------------------
                         DECEMBER 31
                         ------------
                         1996   1995
                         -----  -----
Retail..................    37%    31%
Apartment...............    14     20
Office..................    34     29
Industrial..............     3      4
Other...................    12     16

                          PFL LIFE INSURANCE COMPANY

                            (DOLLARS IN THOUSANDS)

  At December 31, 1996, the Company had the following investments (excluding
U. S. Government guaranteed or insured issues) which individually represented more than ten percent of capital and surplus and the asset valuation reserve:

   DESCRIPTION OF SECURITY OR ISSUER                              CARRYING VALUE
   ---------------------------------                              --------------
   Bonds:
     Citibank....................................................     70,661

4. REINSURANCE

  The Company reinsures portions of risk on certain insurance policies which exceed its established limits, thereby providing a greater diversification of risk and minimizing exposure on larger risks. The Company remains contingently liable with respect to any insurance ceded, and this would become an actual liability in the event that the assuming insurance company became unable to meet its obligation under the reinsurance treaty.

  Reinsurance assumption and cession treaties are transacted primarily with affiliates. Premiums earned reflect the following reinsurance assumed and ceded amounts:

                                                1996        1995        1994
                                             ----------  ----------  ----------
   Direct premiums.......................... $1,457,450  $1,591,531  $1,857,446
   Reinsurance assumed......................      1,796       2,356       1,832
   Reinsurance ceded........................   (300,546)   (324,993)   (412,029)
                                             ----------  ----------  ----------
   Net premiums earned...................... $1,158,700  $1,268,894  $1,447,249
                                             ==========  ==========  ==========

  The Company received reinsurance recoveries in the amount of $168,155, $167,287 and $148,414 during 1996, 1995 and 1994, respectively. At December 31, 1996 and 1995, estimated amounts recoverable from reinsurers that have been deducted from policy and contract claim reserves totaled $63,226 and $65,503, respectively. The aggregate reserves for policies and contracts were reduced for reserve credits for reinsurance ceded at December 31, 1996 and 1995 of $2,737,441 and $2,920,034, respectively.

  At December 31, 1996, amounts recoverable from unauthorized reinsurers of $73,434 (1995--$70,516) and reserve credits for reinsurance ceded of $55,035 (1995--$48,992) were associated with a single reinsurer and its affiliates. The Company holds collateral under these reinsurance agreements in the form of trust agreements totaling $120,477 at December 31, 1996 that can be drawn on for amounts that remain unpaid for more than 120 days.

5. INCOME TAXES

  For federal income tax purposes, the Company joins in a consolidated tax return filing with certain affiliated companies. Under the terms of a tax-sharing agreement between the Company and its affiliates, the Company computes federal income tax expense as if it were filing a separate income tax return, except that tax credits and net operating loss carryforwards are determined on the basis of the consolidated group. Additionally, the alternative minimum tax is computed for the consolidated group and the resulting tax, if any, is allocated back to the separate companies on the basis of the separate companies' alternative minimum taxable income.

                          PFL LIFE INSURANCE COMPANY

                            (DOLLARS IN THOUSANDS)

  Federal income tax expense differs from the amount computed by applying the statutory federal income tax rate to gain from operations before taxes and realized capital losses for the following reasons:

                                                     YEAR ENDED DECEMBER 31
                                                     -------------------------
                                                      1996     1995     1994
                                                     -------  -------  -------
   Computed tax at federal statutory rate (35%)..... $37,256  $27,835  $24,106
   Tax reserve adjustment...........................   2,211    2,405    1,150
   Excess tax depreciation..........................    (384)    (365)    (406)
   Deferred acquisition costs--tax basis............   5,583    4,581    7,378
   Prior year over accrual..........................    (499)    (306)    (644)
   Dividend received deduction......................    (454)     (56)  (3,513)
   Charitable contribution..........................     --       --    (3,935)
   Other items--net.................................  (2,536)    (759)    (278)
                                                     -------  -------  -------
   Federal income tax expense....................... $41,177  $33,335  $23,858
                                                     =======  =======  =======

  Prior to 1984, as provided for under the Life Insurance Company Tax Act of 1959, a portion of statutory income was not subject to current taxation but was accumulated for income tax purposes in a memorandum account referred to as the policyholders' surplus account. No federal income taxes have been provided for in the financial statements on income deferred in the policyholders' surplus account ($20,387 at December 31, 1996). To the extent dividends are paid from the amount accumulated in the policyholders' surplus account, net earnings would be reduced by the amount of tax required to be paid. Should the entire amount in the policyholders' surplus account become taxable, the tax thereon computed at current rates would amount to approximately $7,135.

  The Company's federal income tax returns have been examined and closing agreements have been executed with the Internal Revenue Service through 1987. During 1996, there was a $5,025 prior period adjustment to the tax accrual. This included a $2,100 writeoff of an intangible asset for tax purposes, and a federal income tax refund of $1,829 for tax years 1984-1986 and related interest of $1,686, net of a tax effect of $590. An examination is underway for years 1988 through 1995.

6. POLICY AND CONTRACT ATTRIBUTES

  Participating life insurance policies are issued by the Company which entitle policyholders to a share in the earnings of the participating policies, provided that a dividend distribution, which is determined annually based on mortality and persistency experience of the participating policies, is authorized by the Company. Participating insurance constituted approximately 1.0% and 1.2% of ordinary life insurance in force at December 31, 1996 and 1995, respectively.

  A portion of the Company's policy reserves and other policyholders' funds (including separate account liabilities) relate to liabilities established on a variety of the Company's products that are not subject to significant mortality or morbidity risk; however, there may be certain restrictions placed upon the amount of funds that can be withdrawn without penalty. The amount of reserves on these products, by withdrawal characteristics are summarized as follows:

                          PFL LIFE INSURANCE COMPANY

                            (DOLLARS IN THOUSANDS)

                                                      DECEMBER 31
                                        ---------------------------------------
                                               1996                1995
                                        ------------------- -------------------
                                                   PERCENT             PERCENT
                                          AMOUNT   OF TOTAL   AMOUNT   OF TOTAL
                                        ---------- -------- ---------- --------
   Subject to discretionary withdrawal
    with market value adjustment....... $   20,800     0%   $      699    --%
   Subject to discretionary withdrawal
    at book value less surrender
    charge.............................    794,881     9       733,796     8%
   Subject to discretionary withdrawal
    at market value....................  1,803,057    20     1,390,156    16%
   Subject to discretionary withdrawal
    at book value (minimal or no
    charges or adjustments)............  6,284,876    69     6,395,719    74%
   Not subject to discretionary
    withdrawal provision...............    174,416     2       139,330     2%
                                        ----------   ---    ----------   ---
                                         9,078,030   100     8,659,700   100%
   Less reinsurance ceded..............  2,677,432           2,866,160
                                        ----------          ----------
   Total policy reserves on annuities
    and deposit fund liabilities....... $6,400,598          $5,793,540
                                        ==========          ==========

  A reconciliation of the amounts transferred to and from the separate accounts is presented below:

                                                       1996     1995     1994
                                                     -------- -------- --------
   Transfers as reported in the summary of
    operations of the separate accounts statement:
     Transfers to separate accounts................. $227,864 $133,386 $308,305
     Transfers from separate accounts...............   75,172  104,219   76,133
                                                     -------- -------- --------
   Net transfers to separate accounts...............  152,692   29,167  232,172
   Reconciling adjustments--charges for investment
    management, administration fees and contract
    guarantees......................................   19,093   13,814   11,634
                                                     -------- -------- --------
   Transfers as reported in the summary of
    operations of the life, accident and health
    annual statement................................ $171,785 $ 42,981 $243,806
                                                     ======== ======== ========

                          PFL LIFE INSURANCE COMPANY

                            (DOLLARS IN THOUSANDS)

  Reserves on the Company's traditional life products are computed using mean reserving methodologies. These methodologies result in the establishment of assets for the amount of the net valuation premiums that are anticipated to be received between the policy's paid-through date to the policy's next anniversary date. At December 31, 1996 and 1995, these assets (which are reported as premiums deferred and uncollected) and the amounts of the related gross premiums and loadings, are as follows:

                                                       GROSS   LOADING    NET
                                                      -------  -------  -------
   DECEMBER 31, 1996
   Life and annuity:
     Ordinary direct first year business............. $ 2,657  $ 1,865  $   792
     Ordinary direct renewal business................  23,307    7,180   16,127
     Group life direct business......................   1,788    1,195      593
     Reinsurance ceded...............................  (1,706)    (438)  (1,268)
                                                      -------  -------  -------
                                                       26,046    9,802   16,244
   Accident and health:
     Direct..........................................     104      --       104
     Reinsurance ceded...............................      (3)     --        (3)
                                                      -------  -------  -------
   Total accident and health.........................     101      --       101
                                                      -------  -------  -------
                                                      $26,147  $ 9,802  $16,345
                                                      =======  =======  =======
   DECEMBER 31, 1995
   Life and annuity:
     Ordinary direct first year business............. $ 3,151  $ 2,223  $   928
     Ordinary direct renewal business................  24,250    7,792   16,458
     Group life direct business......................   1,537      779      758
     Reinsurance ceded...............................  (1,362)    (141)  (1,221)
                                                      -------  -------  -------
                                                       27,576   10,653   16,923
   Accident and health:
     Direct..........................................   1,296      --     1,296
     Reinsurance ceded...............................  (1,193)     --    (1,193)
                                                      -------  -------  -------
   Total accident and health.........................     103      --       103
                                                      -------  -------  -------
                                                      $27,679  $10,653  $17,026
                                                      =======  =======  =======

  At December 31, 1996 and 1995, the Company had insurance in force aggregating $69,251 and $87,010, respectively, in which the gross premiums are less than the net premiums required by the standard valuation standards established by the Insurance Division, Department of Commerce, of the State of Iowa. The Company established policy reserves of $1,252 and $1,417 to cover these deficiencies at December 31, 1996 and 1995, respectively.

  In 1994, the NAIC enacted a guideline to clarify reserving methodologies for contracts that require immediate payment of claims upon proof of death of the insured. Companies were allowed to grade the effects of the change in reserving methodologies over five years. A direct charge to surplus of $501 was made for the year ended December 31, 1995, related to the change in reserve methodology.

                          PFL LIFE INSURANCE COMPANY

                            (DOLLARS IN THOUSANDS)


7. DIVIDEND RESTRICTIONS

  Generally, an insurance company's ability to pay dividends is limited to the amount that their net assets, as determined in accordance with statutory accounting practices, exceed minimum statutory capital requirements. However, payment of such amounts as dividends may be subject to approval by regulatory authorities.

  The Company paid dividends to its parent of $20,000 and $20,900 in 1996 and 1994, respectively. No dividends were paid in 1995.

8. RETIREMENT AND COMPENSATION PLANS

  The Company's employees participate in a qualified benefit pension plan sponsored by AEGON. The Company has no legal obligation for the plan. The Company recognizes pension expense equal to its allocation from AEGON. The pension expense is allocated among the participating companies based on the FASB No. 87 expense as a percent of salaries. The benefits are based on years of service and the employee's compensation during the highest five consecutive years of employment. Pension expense aggregated $1,056, $942 and $966 for the years ended December 31, 1996, 1995 and 1994, respectively. The plan is subject to the reporting and disclosure requirements of the Employee Retirement and Income Security Act of 1974.

  The Company's employees also participate in a contributory defined contribution plan sponsored by AEGON which is qualified under Section 401(k) of the Internal Revenue Service Code. Employees of the Company who customarily work at least 1,000 hours during each calendar year and meet the other eligibility requirements, are participants of the plan. Participants may elect to contribute up to fifteen percent of their salary to the plan. The Company will match an amount up to three percent of the participant's salary. Participants may direct all of their contributions and plan balances to be invested in a variety of investment options. The plan is subject to the reporting and disclosure requirements of the Employee Retirement and Income Security Act of 1974. Expense related to this plan was $297, $465 and $411 for the years ended December 31, 1996, 1995 and 1994, respectively.

  AEGON sponsors supplemental retirement plans to provide the Company's senior management with benefits in excess of normal pension benefits. The plans are noncontributory and benefits are based on years of service and the employee's compensation level. The plans are unfunded and nonqualified under the Internal Revenue Service Code. In addition, AEGON has established incentive deferred compensation plans for certain key employees of the Company. AEGON also sponsors an employee stock option plan for individuals employed at least three years and a stock purchase plan for its producers, with the participating affiliated companies establishing their own eligibility criteria, producer contribution limits and company matching formula. These plans have been accrued or funded as deemed appropriate by management of AEGON and the Company.

  In addition to pension benefits, the Company participates in plans sponsored by AEGON that provide postretirement medical, dental and life insurance benefits to employees meeting certain eligibility requirements. Portions of the medical and dental plans are contributory. The expenses of the postretirement plans calculated on the pay-as-you-go basis are charged to affiliates in accordance with an intercompany cost sharing arrangement. The Company expensed $184, $164 and $169 for the years ended December 31, 1996, 1995 and 1994, respectively.

                          PFL LIFE INSURANCE COMPANY

                            (DOLLARS IN THOUSANDS)


9. RELATED PARTY TRANSACTIONS

  The Company shares certain offices, employees and general expenses with affiliated companies.

  The Company receives data processing, investment advisory and management, marketing and administration services from certain affiliates. During 1996, 1995 and 1994, the Company paid $17,028, $14,214 and $11,820, respectively, for these services, which approximates their costs to the affiliates.

  Payable to affiliates and intercompany borrowings bear interest at the thirty-day commercial paper rate of 5.5% at December 31, 1996. During 1996, 1995 and 1994, the Company paid net interest of $174, $71 and $23, respectively, to affiliates.

  During 1995 and 1994, the Company received capital contributions of $40,000 and $15,000, respectively, in cash from its parent and during 1994 received a dividend of $10,000 from its subsidiary, Equity National, which was included in net investment income.

  During 1995, the Company sold real estate with a book value of approximately $13,270 to an affiliated entity in exchange for a short-term note receivable. No gain was recognized on this sale. This note accrued interest at 5.65% and matured during 1996.

  During the year ended December 31, 1995, the Company restructured demand notes and accrued interest of $13,250 and $745, respectively, related to an affiliate. The Company received 9,750 shares of preferred stock from the affiliate for satisfaction of debt. The Company realized a loss of $8,695 related to this transaction. At December 31, 1996 and 1995, the preferred stock related to this affiliate was deemed to have no value and an unrealized loss of $4,555 was recognized in 1995.

10. COMMITMENTS AND CONTINGENCIES

  The Company is a party to legal proceedings incidental to its business. Although such litigation sometimes includes substantial demands for compensatory and punitive damages, in addition to contract liability, it is management's opinion, after consultation with counsel and a review of available facts, that damages arising from such demands will not be material to the Company's financial position.

  The Company is subject to insurance guaranty laws in the states in which it writes business. These laws provide for assessments against insurance companies for the benefit of policyholders and claimants in the event of insolvency of other insurance companies. Assessments are charged to operations when received by the Company except where right of offset against other taxes paid is allowed by law; amounts available for future offsets are recorded as an asset on the Company's balance sheet. Potential future obligations for unknown insolvencies are not determinable by the Company. The future obligation has been based on the most recent information available from the National Organization of Life and Health Insurance Guaranty Associations (NOLHGA). The Company has established a reserve of $21,774 and $21,747 and an offsetting premium tax benefit of $8,752 and $9,457 at December 31, 1996 and 1995, respectively, for its estimated share of future guaranty fund assessments related to several major insurer insolvencies. During 1994, $3,444 was charged to surplus as prior period adjustments to provide for this net reserve plus certain assessments paid that related to several major insurer insolvencies prior to 1992. The guaranty fund expense was $2,617, $5,859 and $4,054 for December 31, 1996, 1995 and 1994, respectively.

                                                                     SCHEDULE I

                          PFL LIFE INSURANCE COMPANY

       SUMMARY OF INVESTMENTS--OTHER THAN INVESTMENTS IN RELATED PARTIES
                               DECEMBER 31, 1996
                            (DOLLARS IN THOUSANDS)

                                                                AMOUNT AT WHICH
                                                      MARKET     SHOWN IN THE
          TYPE OF INVESTMENT              COST (1)    VALUE    BALANCE SHEET (2)
          ------------------             ---------- ---------- -----------------
FIXED MATURITIES
Bonds:
  United States Government and
   government agencies and
   authorities.........................  $1,533,581 $1,554,339    $1,533,510
  States, municipalities and political
   subdivisions........................       4,918      5,360         4,919
  Foreign governments..................      55,633     56,013        54,725
  Public utilities.....................     150,346    152,514       147,918
  All other corporate bonds............   3,046,090  3,099,544     3,032,361
Redeemable preferred stock.............       3,097      7,133         3,097
                                         ---------- ----------    ----------
Total fixed maturities.................   4,793,665  4,874,903     4,776,530
EQUITY SECURITIES
Common stocks:
  Banks, trust and insurance...........       7,120      9,777         9,777
  Industrial, miscellaneous and all
   other...............................      16,092     22,261        22,261
                                         ---------- ----------    ----------
Total equity securities................      23,212     32,038        32,038
Mortgage loans on real estate..........     911,705                  911,705
Real estate............................      46,294                   46,294
Real estate acquired in satisfaction of
 debt..................................      12,260                   12,260
Policy loans...........................      54,214                   54,214
Other long-term investments............       9,546                    9,546
Cash and short-term investments........      50,737                   50,737
                                         ----------               ----------
Total investments......................  $5,901,633               $5,893,324
                                         ==========               ==========

--------
(1) Original cost of equity securities and, as to fixed maturities, original cost reduced by repayments.
(2) Amount differs from cost as certain bonds have been adjusted to reflect other than temporary decline in value charged to surplus, as prescribed by the NAIC.

                                                                    SCHEDULE III

                           PFL LIFE INSURANCE COMPANY

                      SUPPLEMENTARY INSURANCE INFORMATION
                             (DOLLARS IN THOUSANDS)

                                              FUTURE POLICY          POLICY AND
                                              BENEFITS AND  UNEARNED  CONTRACT
                                                EXPENSES    PREMIUMS LIABILITIES
                                              ------------- -------- -----------
YEAR ENDED DECEMBER 31, 1996
Individual life..............................  $  734,350   $   --     $ 7,240
Individual health............................      39,219     8,680     13,631
Group life and health........................      78,418    14,702     53,486
Annuity......................................   4,408,419       --         --
                                               ----------   -------    -------
                                               $5,260,406   $23,382    $74,357
                                               ==========   =======    =======
YEAR ENDED DECEMBER 31, 1995
Individual life..............................  $  594,274   $   --     $ 6,066
Individual health............................      24,225     7,768     11,863
Group life and health........................      67,994    16,662     58,813
Annuity......................................   4,220,274       --         --
                                               ----------   -------    -------
                                               $4,906,767   $24,430    $76,742
                                               ==========   =======    =======
YEAR ENDED DECEMBER 31, 1994
Individual life..............................  $  544,087   $    --    $ 7,298
Individual health............................      16,649     6,487      8,643
Group life and health........................      60,207    17,680     57,959
Annuity......................................   3,693,388       --         --
                                               ----------   -------    -------
                                               $4,314,331   $24,167    $73,900
                                               ==========   =======    =======

                 NET INVESTMENT BENEFITS, CLAIMS LOSSES OTHER OPERATING
PREMIUM REVENUE     INCOME*     AND SETTLEMENT EXPENSES    EXPENSES*    PREMIUMS WRITTEN
---------------  -------------- ----------------------- --------------- ----------------
$  202,082          $ 66,538          $  197,526           $ 38,067              --
    55,871             5,263              32,903             29,511         $ 55,678
   174,781            12,877             105,459            122,953          171,320
   725,966           343,659             800,121            230,417              --
----------          --------          ----------           --------
$1,158,700          $428,337          $1,136,009           $420,948
==========          ========          ==========           ========
  $111,918          $ 49,929          $   97,065           $ 37,933              --
    47,692             4,091              25,793             26,033         $ 47,690
   187,832            11,665             106,065            139,640          184,545
   921,452           327,000           1,116,768            114,164              --
----------          --------          ----------           --------
$1,268,894          $392,685          $1,345,691           $317,770
==========          ========          ==========           ========
  $146,328          $ 43,025          $  124,736           $ 42,309              --
    38,811             3,983              22,323             22,707         $ 38,797
   194,704            10,531             108,400            143,645          192,034
 1,067,406           286,341           1,036,313            319,328              --
----------          --------          ----------           --------
$1,447,249          $343,880          $1,291,772           $527,989
==========          ========          ==========           ========

--------
* Allocations of net investment income and other operating expenses are based on a number of assumptions and estimates, and the results would change if different methods were applied.

                                                                    SCHEDULE IV

                          PFL LIFE INSURANCE COMPANY

                                  REINSURANCE
                            (DOLLARS IN THOUSANDS)

                                                 ASSUMED             PERCENTAGE
                                      CEDED TO    FROM               OF AMOUNT
                             GROSS      OTHER     OTHER      NET      ASSUMED
                             AMOUNT   COMPANIES COMPANIES   AMOUNT     TO NET
                           ---------- --------- --------- ---------- ----------
YEAR ENDED DECEMBER 31,
 1996
Life insurance in force..  $4,863,416 $477,112  $ 30,685  $4,416,989     .7%
                           ========== ========  ========  ==========    ===
Premiums:
  Individual life........  $  204,144 $  3,858  $  1,796  $  202,082     .9%
  Individual health......      68,699   12,828       --       55,871    --
  Group life and health..     390,296  215,515       --      174,781    --
  Annuity................     794,311   68,345       --      725,966    --
                           ---------- --------  --------  ----------    ---
                           $1,457,450 $300,546  $  1,796  $1,158,700     .2%
                           ========== ========  ========  ==========    ===
YEAR ENDED DECEMBER 31,
 1995
Life insurance in force..  $4,594,434 $468,811  $ 22,936  $4,148,559     .6%
                           ========== ========  ========  ==========    ===
Premiums:
  Individual life........  $  113,934 $  3,841  $  1,825  $  111,918    1.6%
  Individual health......      60,309   12,617       --       47,692    --
  Group life and health..     408,097  220,265       --      187,832    --
  Annuity................   1,009,191   88,270       531     921,452    .05%
                           ---------- --------  --------  ----------    ---
                           $1,591,531 $324,993  $  2,356  $1,268,894     .2%
                           ========== ========  ========  ==========    ===
YEAR ENDED DECEMBER 31,
 1994
Life insurance in force..  $4,713,817 $468,811  $112,054  $4,357,060    2.6%
                           ========== ========  ========  ==========    ===
Premiums:
  Individual life........  $  148,702 $  3,639  $  1,265  $  146,328     .9%
  Individual health......      50,303   11,492       --       38,811    --
  Group life and health..     412,200  217,496       --      194,704    --
  Annuity................   1,246,241  179,402       567   1,067,406    .05%
                           ---------- --------  --------  ----------    ---
                           $1,857,446 $412,029  $  1,832  $1,447,249     .1%
                           ========== ========  ========  ==========    ===

                      STATEMENT OF ADDITIONAL INFORMATION

                             ENDEAVOR SERIES TRUST

     This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus for the TCW Money Market Portfolio (formerly, the Money Market Portfolio), the TCW Managed Asset Allocation Portfolio (formerly, the Managed Asset Allocation Portfolio), the T. Rowe Price International Stock Portfolio (formerly, the Global Growth Portfolio), the Value Equity Portfolio (formerly, the Quest for Value Equity Portfolio), the Dreyfus Small Cap Value Portfolio (formerly, the Value Small Cap Portfolio and prior to that the Quest for Value Small Cap Portfolio), the Dreyfus U.S. Government Securities Portfolio (formerly, the U.S. Government Securities Portfolio), the
T. Rowe Price Equity Income Portfolio, the T. Rowe Price Growth Stock Portfolio, the Opportunity Value Portfolio and the Enhanced Index Portfolio of Endeavor Series Trust (the "Fund"), dated May 1, 1997, which may be obtained by writing the Fund at 2101 East Coast Highway, Suite 300, Corona del Mar, California 92625 or by telephoning (800) 854-8393. Unless otherwise defined herein, capitalized terms have the meanings given to them in the Prospectus.

                               TABLE OF CONTENTS

                                                                Page
                                                                ----
           Investment Objectives and Policies................      3
                Options and Futures Strategies...............      3
                Foreign Currency Transactions................      9
                Repurchase Agreements........................     13
                Forward Commitments..........................     14
                Securities Loans.............................     14
                Lower Rated Bonds ...........................     14
                Interest Rate Transactions...................     16
                Dollar Roll Transactions.....................     17
                Portfolio Turnover...........................     18
           Investment Restrictions...........................     19
                Other Policies...............................     22
           Performance Information...........................     23
                Total Return.................................     24
                Yield........................................     26
                Non-Standardized Performance.................     27
           Portfolio Transactions............................     27
           Management of the Fund............................     32
                Trustees and Officers........................     32
                The Manager..................................     38
                The Advisers.................................     40
           Redemption of Shares..............................     44
           Net Asset Value...................................     44
           Taxes.............................................     47
                Federal Income Taxes.........................     47
           Organization and Capitalization of the Fund.......     48
           Legal Matters.....................................     51
           Custodian.........................................     51
           Financial Statements..............................     51
           Appendix..........................................    A-1
                            ______________________

     No person has been authorized to give any information or to make any representation not contained in this Statement of Additional Information or in the Prospectus and, if given or made, such information or representation must not be relied upon as having been authorized. This Statement of Additional Information does not constitute an offering of any securities other than the registered securities to which it relates or an offer to any person in any state or other jurisdiction of the United States or any country where such offer would be unlawful.

     The date of this Statement of Additional Information is May 1, 1997.

                      INVESTMENT OBJECTIVES AND POLICIES

     The following information supplements the discussion of the investment objectives and policies of the Portfolios in the Prospectus of the Fund. The Fund is managed by Endeavor Investment Advisers. The Manager has selected TCW Funds Management, Inc. as investment adviser for the TCW Money Market Portfolio and the TCW Managed Asset Allocation Portfolio, Rowe Price-Fleming International, Inc. as investment adviser for the T. Rowe Price International Stock Portfolio, OpCap Advisors (formerly, Quest for Value Advisors) as investment adviser for the Value Equity Portfolio and Opportunity Value Portfolio, The Dreyfus Corporation as investment adviser for the Dreyfus U.S. Government Securities Portfolio and Dreyfus Small Cap Value Portfolio, T. Rowe Price Associates, Inc. as investment adviser for the T. Rowe Price Equity Income Portfolio and T. Rowe Price Growth Stock Portfolio and J.P. Morgan Investment Management Inc. as investment adviser for the Enhanced Index Portfolio.

Options and Futures Strategies (All Portfolios except TCW Money Market
Portfolio)

     A Portfolio may seek to increase the current return on its investments by writing covered call or covered put options. In addition, a Portfolio may at times seek to hedge against either a decline in the value of its portfolio securities or an increase in the price of securities which its Adviser plans to purchase through the writing and purchase of options including options on stock indices and the purchase and sale of futures contracts and related options. A Portfolio may utilize options or futures contracts and related options for other than hedging purposes to the extent that the aggregate initial margins and premiums do not exceed 5% of the Portfolio's net asset value. The Adviser to the TCW Managed Asset Allocation Portfolio does not presently intend to utilize options or futures contracts and related options but may do so in the future. The Advisers to the Dreyfus Small Cap Value Portfolio and the Opportunity Value Portfolio do not currently intend to write covered put and call options or engage in transactions in futures contracts and related options, but may do so in the future. Expenses and losses incurred as a result of such hedging strategies will reduce a Portfolio's current return.

     The ability of a Portfolio to engage in the options and futures strategies described below will depend on the availability of liquid markets in such instruments. Markets in options and futures with respect to stock indices and U.S. government securities are relatively new and still developing. It is impossible to predict the amount of trading interest that may exist in various types of options or futures. Therefore no assurance can be given that a Portfolio will be able to utilize these instruments effectively for the purposes stated below.

     Writing Covered Options on Securities. A Portfolio may write covered call
     -------------------------------------
options and covered put options on optionable securities of the types in which it is permitted to invest from time to time as its Adviser determines is appropriate in seeking to attain the Portfolio's investment objective. Call options written by a Portfolio give the holder the right to buy the underlying security from the Portfolio at a stated exercise price; put options give the holder the right to sell the underlying security to the Portfolio at a stated price.

     A Portfolio may only write call options on a covered basis or for cross-hedging purposes and will only write covered put options. A put option would be considered "covered" if the Portfolio owns an option to sell the underlying security subject to the option having an exercise price equal to or greater than the exercise price of the "covered" option at all times while the put option is outstanding. A call option is covered if the Portfolio owns or has the right to acquire the underlying securities subject to the call option (or comparable securities satisfying the cover requirements of securities exchanges) at all times during the option period. A call option is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against another security which the Portfolio owns or has the right to acquire. In the case of a call written for cross-hedging purposes or a put option, the Portfolio will maintain in a segregated account at the Fund's custodian bank cash or short-term U.S. government securities with a value equal to or greater than the Portfolio's obligation under the option. A Portfolio may also write combinations of covered puts and covered calls on the same underlying security.

     A Portfolio will receive a premium from writing an option, which increases the Portfolio's return in the event the option expires unexercised or is terminated at a profit. The amount of the premium will reflect, among other things, the relationship of the market price of the underlying security to the exercise price of the option, the term of the option, and the volatility of the market price of the underlying security. By writing a call option, a Portfolio will limit its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, a Portfolio will assume the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market price, resulting in a potential capital loss if the purchase price exceeds the market price plus the amount of the premium received.

     A Portfolio may terminate an option which it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written. The Portfolio will realize a profit (or loss) from such transaction if the cost of such transaction is less (or more) than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option may be offset in whole or in part by unrealized appreciation of the underlying security owned by the Portfolio.

     Purchasing Put and Call Options on Securities. A Portfolio may purchase put
     ---------------------------------------------
options to protect its portfolio holdings in an underlying security against a decline in market value. This protection is provided during the life of the put option since the Portfolio, as holder of the put, is able to sell the underlying security at the exercise price regardless of any decline in the underlying security's market price. For the purchase of a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, any profit which the Portfolio might otherwise have realized on the underlying security will be reduced by the premium paid for the put option and by transaction costs.

     A Portfolio may also purchase a call option to hedge against an increase in price of a security that it intends to purchase. This protection is provided during the life of the call option since the Portfolio, as holder of the call, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. For the purchase of a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. By using call options in this manner, any profit which the Portfolio might have realized had it bought the underlying security at the time it purchased the call option will be reduced by the premium paid for the call option and by transaction costs.

     No Portfolio intends to purchase put or call options if, as a result of any such transaction, the aggregate cost of options held by the Portfolio at the time of such transaction would exceed 5% of its total assets.

     Purchase and Sale of Options and Futures on Stock Indices. A Portfolio may
     ---------------------------------------------------------
purchase and sell options on stock indices and stock index futures contracts either as a hedge against movements in the equity markets or for other investment purposes.

     Options on stock indices are similar to options on specific securities except that, rather than the right to take or make delivery of the specific security at a specific price, an option on a stock index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of that stock index is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike options on specific securities, all settlements of options on stock indices are in cash and gain or loss depends on general movements in the stocks included in the index rather than price movements in particular stocks. Currently options traded include the Standard & Poor's 500 Composite Stock Price Index, the NYSE Composite Index, the AMEX Market Value Index, the National Over-The-Counter Index, the Nikkei 225 Stock Average Index, the Financial Times Stock Exchange 100 Index and other standard broadly based stock market indices. Options are also traded in certain industry or market segment indices such as the Pharmaceutical Index.

     A stock index futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of securities is made.

     If a Portfolio's Adviser expects general stock market prices to rise, it might purchase a call option on a stock index or a futures contract on that index as a hedge against an increase in prices of particular equity securities it wants ultimately to buy for the Portfolio. If in fact the stock index does rise, the price of the particular equity securities intended to be purchased may also increase, but that increase would be offset in part by the increase in the value of the Portfolio's index option or futures contract resulting from the increase in the index. If, on the other hand, the Portfolio's Adviser expects general stock market prices to decline, it might purchase a put option or sell a futures contract on the index. If that index does in fact decline, the value of some or all of the equity securities held by the Portfolio may also be expected to decline, but that decrease would be offset in part by the increase in the value of the Portfolio's position in such put option or futures contract.

     Purchase and Sale of Interest Rate Futures. A Portfolio may purchase and
     ------------------------------------------
sell interest rate futures contracts on U.S. Treasury bills, notes and bonds and Government National Mortgage Association ("GNMA") certificates either for the purpose of hedging its portfolio securities against the adverse effects of anticipated movements in interest rates or for other investment purposes.

     A Portfolio may sell interest rate futures contracts in anticipation of an increase in the general level of interest rates. Generally, as interest rates rise, the market value of the securities held by a Portfolio will fall, thus reducing the net asset value of the Portfolio. This interest rate risk can be reduced without employing futures as a hedge by selling such securities and either reinvesting the proceeds in securities with shorter maturities or by holding assets in cash. However, this strategy entails increased transaction costs in the form of dealer spreads and brokerage commissions and would typically reduce the Portfolio's average yield as a result of the shortening of maturities.

     The sale of interest rate futures contracts provides a means of hedging against rising interest rates. As rates increase, the value of a Portfolio's short position in the futures contracts will also tend to increase thus offsetting all or a portion of the depreciation in the market value of the Portfolio's investments that are being hedged. While the Portfolio will incur commission expenses in selling and closing out futures positions (which is done by taking an opposite position in the futures contract), commissions on futures transactions are lower than transaction costs incurred in the purchase and sale of portfolio securities.

     A Portfolio may purchase interest rate futures contracts in anticipation of a decline in interest rates when it is not fully invested. As such purchases are made, it is expected that an equivalent amount of futures contracts will be closed out.

     A Portfolio will enter into futures contracts which are traded on national or foreign futures exchanges, and are standardized as to maturity date and the underlying financial instrument. Futures exchanges and trading in the United States are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC"). Futures are traded in

London at the London International Financial Futures Exchange, in Paris, at the MATIF, and in Tokyo at the Tokyo Stock Exchange.

     Options on Futures Contracts. A Portfolio may purchase and write call and
     ----------------------------
put options on stock index and interest rate futures contracts. A Portfolio may use such options on futures contracts in connection with its hedging strategies in lieu of purchasing and writing options directly on the underlying securities or stock indices or purchasing or selling the underlying futures. For example, a Portfolio may purchase put options or write call options on stock index futures or interest rate futures, rather than selling futures contracts, in anticipation of a decline in general stock market prices or rise in interest rates, respectively, or purchase call options or write put options on stock index or interest rate futures, rather than purchasing such futures, to hedge against possible increases in the price of equity securities or debt securities, respectively, which the Portfolio intends to purchase.

     In connection with transactions in stock index options, stock index futures, interest rate futures and related options on such futures, a Portfolio will be required to deposit as "initial margin" an amount of cash and short-term U.S. government securities. The current initial margin requirement per contract is approximately 2% of the contract amount. Thereafter, subsequent payments (referred to as "variation margin") are made to and from the broker to reflect changes in the value of the futures contract. Brokers may establish deposit requirements higher than exchange minimums.

     Limitations. A Portfolio will not purchase or sell futures contracts or
     -----------
options on futures contracts or stock indices for non-hedging purposes if, as a result, the sum of the initial margin deposits on its existing futures contracts and related options positions and premiums paid for options on futures contracts or stock indices would exceed 5% of the net assets of the Portfolio unless the transaction meets certain "bona fide hedging" criteria.

     Risks of Options and Futures Strategies. The effective use of options and
     ---------------------------------------
futures strategies depends, among other things, on a Portfolio's ability to terminate options and futures positions at times when its Adviser deems it desirable to do so. Although a Portfolio will not enter into an option or futures position unless its Adviser believes that a liquid market exists for such option or future, there can be no assurance that a Portfolio will be able to effect closing transactions at any particular time or at an acceptable price. The Advisers generally expect that options and futures transactions for the Portfolios will be conducted on recognized exchanges. In certain instances, however, a Portfolio may purchase and sell options in the over-the-counter market. The staff of the Securities and Exchange Commission considers over-the-counter options to be illiquid. A Portfolio's ability to terminate option positions established in the over-the-counter market may be more limited than in the case of exchange traded options and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

     The use of options and futures involves the risk of imperfect correlation between movements in options and futures prices and movements in the price of the securities that are the subject of the hedge. The successful use of these strategies also depends on the ability of a Portfolio's Adviser to forecast correctly interest rate movements and general stock market price movements. This risk increases as the composition of the securities held by the Portfolio diverges from the composition of the relevant option or futures contract.

Foreign Currency Transactions (Dreyfus U.S. Government Securities, T. Rowe Price Equity Income, T. Rowe Price Growth Stock, T. Rowe Price International Stock, Opportunity Value and Enhanced Index Portfolios)

     Foreign Currency Exchange Transactions. The Dreyfus U.S. Government
     --------------------------------------
Securities, T. Rowe Price Equity Income, T. Rowe Price Growth Stock, T. Rowe Price International Stock, Opportunity Value and Enhanced Index Portfolios may engage in foreign currency exchange transactions to protect against uncertainty in the level of future exchange rates. The Adviser to a Portfolio may engage in foreign currency exchange transactions in connection with the purchase and sale of portfolio securities ("transaction hedging"), and to protect the value of specific portfolio positions ("position hedging").

     A Portfolio may engage in "transaction hedging" to protect against a change in the foreign currency exchange rate between the date on which the Portfolio contracts to purchase or sell the security and the settlement date, or to "lock in" the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. For that purpose, a Portfolio may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with the settlement of transactions in portfolio securities denominated in that foreign currency.

     If conditions warrant, a Portfolio may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") and purchase and sell foreign currency futures contracts as a hedge against changes in foreign currency exchange rates between the trade and settlement dates on particular transactions and not for speculation. A foreign currency forward contract is a negotiated agreement to exchange currency at a future time at a rate or rates that may be higher or lower than the spot rate. Foreign currency futures contracts are standardized exchange-traded contracts and have margin requirements.

     For transaction hedging purposes, a Portfolio may also purchase exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies. A put option on a futures contract gives a Portfolio the right to assume a short position in the futures contract until expiration of the option. A put option on currency gives a Portfolio the right to sell a currency at an exercise price until the expiration of the option. A call option on a futures contract gives a Portfolio the right to assume a long position in the futures contract until the expiration of the option. A call option on currency gives a Portfolio the right to purchase a currency at the exercise price until the expiration of the option.

     A Portfolio may engage in "position hedging" to protect against a decline in the value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of currency for securities which the Portfolio intends to buy, when it holds cash reserves and short-term investments). For position hedging purposes, a Portfolio may purchase or sell foreign currency futures contracts and foreign currency forward contracts, and may purchase put or call options on foreign currency futures contracts and on foreign currencies on exchanges or over-the-counter markets. In connection with position hedging, a Portfolio may also purchase or sell foreign currency on a spot basis.

     The precise matching of the amounts of foreign currency exchange transactions and the value of the portfolio securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the dates the currency exchange transactions are entered into and the dates they mature.

     It is impossible to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, it may be necessary for a Portfolio to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security or securities being hedged is less than the amount of foreign currency the Portfolio is obligated to deliver and if a decision is made to sell the security or securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities if the market value of such security or securities exceeds the amount of foreign currency the Portfolio is obligated to deliver.

     Hedging transactions involve costs and may result in losses. A Portfolio may write covered call options on foreign currencies to offset some of the costs of hedging those currencies. A Portfolio will engage in over-the-counter transactions only when appropriate exchange-traded transactions are unavailable and when, in the opinion of the Portfolio's Adviser, the pricing mechanism and liquidity are satisfactory and the participants are responsible parties likely to meet their contractual obligations. A Portfolio's ability to engage in hedging and related option transactions may be limited by tax considerations.

     Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities which a Portfolio owns or intends to purchase or sell. They simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result from the increase in the value of such currency.

     Currency Forward and Futures Contracts. A forward foreign currency exchange
     --------------------------------------
contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A foreign currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. Foreign currency futures contracts traded in the United States are designed by and traded on exchanges regulated by the CFTC, such as the New York Mercantile Exchange. A Portfolio would enter into foreign currency futures contracts solely for hedging or other appropriate investment purposes as defined in CFTC regulations.

     Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in any given month. Forward contracts may be in any amounts agreed upon by the parties rather than predetermined amounts. Also, forward foreign exchange contracts are traded directly between currency traders so that no intermediary is required. A forward contract generally requires no margin or other deposit.

     At the maturity of a forward or futures contract, a Portfolio may either accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts are effected on a commodities exchange; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

     Positions in foreign currency futures contracts may be closed out only on an exchange or board of trade which provides a secondary market in such contracts. Although a Portfolio intends to purchase or sell foreign currency futures contracts only on exchanges or boards of trade where there appears to be an active secondary market, there can be no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures position and, in the event of adverse price movements, a Portfolio would continue to be required to make daily cash payments of variation margin.

     Foreign Currency Options. Options on foreign currencies operate similarly
     ------------------------
to options on securities, and are traded primarily in the over-the-counter market, although options on foreign currencies have recently been listed on several exchanges. Such options will be purchased or written only when a Portfolio's Adviser believes that a liquid secondary market exists for such options. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time. Options on foreign currencies are affected by all of those factors which influence foreign exchange rates and investments generally.

     The value of a foreign currency option is dependent upon the value of the foreign currency and the U.S. dollar, and may have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

     There is no systematic reporting of last sale information for foreign currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets.

     Foreign Currency Conversion. Although foreign exchange dealers do not
     ---------------------------
charge a fee for currency conversion, they do realize a profit based on the difference (the "spread") between prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Portfolio at one rate, while offering a lesser rate of exchange should a Portfolio desire to resell that currency to the dealer.

Repurchase Agreements (All Portfolios)

     Each of the Portfolios may enter into repurchase agreements with a bank, broker-dealer, or other financial institution but no Portfolio may invest more than 10% (15% with respect to each of the T. Rowe Price Equity Income, T. Rowe Price Growth Stock, T. Rowe Price International Stock, Dreyfus Small Cap Value, Opportunity Value and Enhanced Index Portfolios) of its net assets in repurchase agreements having maturities of greater than seven days. A Portfolio may enter into repurchase agreements, provided the Fund's custodian always has possession of securities serving as collateral whose market value at least equals the amount of the repurchase obligation. To minimize the risk of loss a Portfolio will enter into repurchase agreements only with financial institutions which are considered by its Adviser to be creditworthy under guidelines adopted by the Trustees of the Fund. If an institution enters an insolvency proceeding, the resulting delay in liquidation of the securities serving as collateral could cause a Portfolio some loss, as well as legal expense, if the value of the securities declines prior to liquidation.

Forward Commitments (All Portfolios)

     Each of the Portfolios may enter into forward commitments to purchase securities. An amount of cash or short-term U.S. government securities equal to the Portfolio's commitment will be deposited in a segregated account at the Fund's custodian bank to secure the Portfolio's obligation. Although a Portfolio will generally enter into forward commitments to purchase securities with the intention of actually acquiring the securities for its portfolio (or for delivery pursuant to options contracts it has entered into), the Portfolio may dispose of a security prior to settlement if its Adviser deems it advisable to do so. The Portfolio may realize short-term gains or losses in connection with such sales.

Securities Loans (All Portfolios)

     Each of the Portfolios may pay reasonable finders', administrative and custodial fees in connection with loans of its portfolio securities. Although voting rights or the right to consent accompanying loaned securities pass to the borrower, a Portfolio retains the right to call the loan at any time on reasonable notice, and will do so in order that the securities may be voted by the Portfolio with respect to matters materially affecting the investment. A Portfolio may also call a loan in order to sell the securities involved. Loans of portfolio securities will only be made to borrowers considered by a Portfolio's Adviser to be creditworthy under guidelines adopted by the Trustees of the Fund.

Lower Rated Bonds (Value Equity, Dreyfus U.S. Government Securities, Opportunity Value and T. Rowe Price Equity Income Portfolios)

     The Value Equity Portfolio and Opportunity Value Portfolio may invest up to 5% of their assets, the T. Rowe Price Equity

Income Portfolio may invest up to 10% of its assets, and the Dreyfus U.S. Government Securities Portfolio may invest up to 25% of its assets in bonds rated below Baa3 by Moody's Investors Service Inc. ("Moody's") or BBB by Standard & Poor's Ratings Service, a division of McGraw-Hill Companies, Inc. ("Standard & Poor's") (commonly known as "junk bonds"). Securities rated less than Baa by Moody's or BBB by Standard & Poor's are classified as non-investment grade securities and are considered speculative by those rating agencies. It is each Portfolio Adviser's policy not to rely exclusively on ratings issued by credit rating agencies but to supplement such ratings with the Adviser's own independent and ongoing review of credit quality. Junk bonds may be issued as a consequence of corporate restructurings, such as leveraged buyouts, mergers, acquisitions, debt recapitalizations, or similar events or by smaller or highly leveraged companies. When economic conditions appear to be deteriorating, junk bonds may decline in market value due to investors' heightened concern over credit quality, regardless of prevailing interest rates. Although the growth of the high yield securities market in the 1980s had paralleled a long economic expansion, in the past many issuers have been affected by adverse economic and market conditions. It should be recognized that an economic downturn or increase in interest rates is likely to have a negative effect on (i) the high yield bond market, (ii) the value of high yield securities and (iii) the ability of the securities' issuers to service their principal and interest payment obligations, to meet their projected business goals or to obtain additional financing. The market for junk bonds, especially during periods of deteriorating economic conditions, may be less liquid than the market for investment grade bonds. In periods of reduced market liquidity, junk bond prices may become more volatile and may experience sudden and substantial price declines. Also, there may be significant disparities in the prices quoted for junk bonds by various dealers. Under such conditions, a Portfolio may find it difficult to value its junk bonds accurately. Under such conditions, a Portfolio may have to use subjective rather than objective criteria to value its junk bond investments accurately and rely more heavily on the judgment of the Fund's Board of Trustees. Prices for junk bonds also may be affected by legislative and regulatory developments. For example, recent federal rules require that savings and loans gradually reduce their holdings of high-yield securities. Also, from time to time, Congress has considered legislation to restrict or eliminate the corporate tax deduction for interest payments or to regulate corporate restructurings such as takeovers, mergers or leveraged buyouts. Such legislation, if enacted, could depress the prices of outstanding junk bonds.

Interest Rate Transactions (Dreyfus U.S. Government Securities Portfolio)

        Among the strategic transactions into which the Dreyfus U.S. Government Securities Portfolio may enter are interest rate swaps and the purchase or sale of related caps and floors. The Portfolio expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date. The Portfolio intends to use these transactions as hedges and not as speculative investments and will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Portfolio may be obligated to pay. Interest rate swaps involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser, to the extent that a specific index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such cap. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount.

        The Portfolio will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these swaps, caps and floors are entered into for good faith hedging purposes, the Adviser to the Portfolio and the Fund believe such obligations do not constitute senior securities under the Investment Company Act of 1940 (the "1940 Act") and, accordingly, will not treat them as being subject to its borrowing restrictions. The Portfolio will not enter into any swap, cap and floor transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the counterparty, combined with any credit enhancements, is rated at least "A" by Standard & Poor's or Moody's or has an equivalent rating from a nationally recognized statistical rating organization ("NRSRO") or is determined to be of equivalent credit quality by the Adviser. For a description of the NRSROs and their ratings, see the Appendix. If there is a default by the counterparty, the Portfolio may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

        With respect to swaps, the Portfolio will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid high grade securities having a value equal to the accrued excess. Caps and floors require segregation of assets with a value equal to the Portfolio's net obligations, if any.

Dollar Roll Transactions (Dreyfus U.S. Government Securities Portfolio)

        The Dreyfus U.S. Government Securities Portfolio may enter into "dollar roll" transactions, which consist of the sale by the Portfolio to a bank or broker-dealer (the "counterparty") of GNMA certificates or other mortgage-backed securities together with a commitment to purchase from the counterparty similar, but not identical, securities at a future date. The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder. The Portfolio receives a fee from the counterparty as consideration for entering into the commitment to purchase. Dollar rolls may be renewed over a period of several months with a different repurchase price and a cash settlement made at each renewal without physical delivery of securities. Moreover, the transaction may be preceded by a firm commitment agreement pursuant to which the Portfolio agrees to buy a security on a future date.

        The Portfolio will not use such transactions for leveraging purposes and, accordingly, will segregate cash, U.S. government securities or other high grade debt obligations in an amount sufficient to meet its purchase obligations under the transactions. The Portfolio will also maintain asset coverage of at least 300% for all outstanding firm commitments, dollar rolls and other borrowings.

     Dollar rolls are treated for purposes of the 1940 Act as borrowings of the Portfolio because they involve the sale of a security coupled with an agreement to repurchase. Like all borrowings, a dollar roll involves costs to the Portfolio. For example, while the Portfolio receives a fee as consideration for agreeing to repurchase the security, the Portfolio forgoes the right to receive all principal and interest payments while the counterparty holds the security. These payments to the counterparty may exceed the fee received by the Portfolio, thereby effectively charging the Portfolio interest on its borrowing. Further, although the Portfolio can estimate the amount of expected principal prepayment over the term of the dollar roll, a variation in the actual amount of prepayment could increase or decrease the cost of the Portfolio's borrowing.

        The entry into dollar rolls involves potential risks of loss that are different from those related to the securities underlying the transactions. For example, if the counterparty becomes insolvent, the Portfolio's right to purchase from the counterparty might be restricted. Additionally, the value of such securities may change adversely before the Portfolio is able to purchase them. Similarly, the Portfolio may be required to purchase securities in connection with a dollar roll at a higher price than may otherwise be available on the open market. Since, as noted above, the counterparty is required to deliver a similar, but not identical, security to the Portfolio, the security that the Portfolio is required to buy under the dollar roll may be worth less than an identical security. Finally, there can be no assurance that the Portfolio's use of the cash that it receives from a dollar roll will provide a return that exceeds borrowing costs.

Portfolio Turnover

        While it is impossible to predict portfolio turnover rates, the Advisers to the Portfolios other than the Dreyfus U.S. Government Securities Portfolio, Dreyfus Small Cap Value Portfolio and the TCW Money Market Portfolio anticipate that portfolio turnover will generally not exceed 100% per year. The Adviser to the Dreyfus U.S. Government Securities Portfolio anticipates that portfolio turnover may exceed 200% per year, exclusive of dollar roll transactions. The Adviser to the Dreyfus Small Cap Value Portfolio anticipates that the Portfolio's portfolio turnover rate will generally not exceed 175%. With respect to the TCW Money Market Portfolio, although the Portfolio intends normally to hold its investments to maturity, the short maturities of these investments are expected by the Portfolio's Adviser to result in a relatively high rate of portfolio turnover. Higher portfolio turnover rates usually generate additional brokerage commissions and expenses.

     For the fiscal year ended December 31, 1996, the portfolio turnover rate for the Dreyfus Small Cap Value Portfolio was 171% as compared with a turnover rate of 75%% for the fiscal year ended December 31, 1995. The increase in portfolio turnover rate was in connection with the change of the Portfolio's investment adviser in September, 1996.

     For the fiscal year ended December 31, 1996, the portfolio turnover rate for the Dreyfus U.S. Government Securities Portfolio was 222% as compared with a turnover rate of 161% for the period ended December 31, 1995. The increase in portfolio turnover rate was due to an increased number of market-related investment opportunities for the Portfolio.

                            INVESTMENT RESTRICTIONS

     Except for restriction numbers 2, 3, 4, 11 and 12 with respect to the T. Rowe Price Equity Income, T. Rowe Price Growth Stock, Opportunity Value and Enhanced Index Portfolios and restriction number 11 with respect to the T. Rowe Price International Stock and Dreyfus Small Cap Value Portfolios (which restrictions are not fundamental policies), the following investment restrictions (numbers 1 through 12) are fundamental policies, which may not be changed without the approval of a majority of the outstanding shares of the Portfolio, and apply to each of the Portfolios except as otherwise indicated. As provided in the 1940 Act, a vote of a majority of the outstanding shares necessary to amend a fundamental policy means the affirmative vote of the lesser of (1) 67% or more of the shares present at a meeting, if the holders of more than 50% of the outstanding shares of the Portfolio are present or represented by proxy, or (2) more than 50% of the outstanding shares of the Portfolio.

     A Portfolio may not:

  1. Borrow money or issue senior securities (as defined in the 1940 Act), provided that a Portfolio may borrow amounts not exceeding 5% of the value of its total assets (not including the amount borrowed) for temporary purposes, except that the Dreyfus U.S. Government Securities Portfolio may borrow from banks or through reverse repurchase agreements or dollar roll transactions in an amount equal to up to 33 1/3% of the value of its total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes and to take advantage of investment opportunities and may pledge up to 33 1/3% of the value of its total assets to secure those borrowings; except that the T. Rowe Price Equity Income Portfolio, the T. Rowe Price Growth Stock Portfolio and T. Rowe Price International Stock Portfolio may (i) borrow for non-leveraging, temporary or emergency purposes and (ii) engage in reverse repurchase agreements and make other investments or engage in other transactions, which may involve a borrowing, in a manner consistent with each Portfolio's investment objective and program, provided that the combination of (i) and (ii) shall not exceed 33 1/3% of the value of each Portfolios's total assets (including the amount borrowed) less liabilities (other than borrowings) and may pledge up to 33 1/3% of the value of its total assets to secure those borrowings; except that the Opportunity Value Portfolio may borrow money from banks or through reverse repurchase agreements for temporary or emergency purposes in amounts up to 10% of its total assets; and except that the Enhanced Index Portfolio may borrow money from banks for temporary or emergency purposes or through reverse repurchase agreements in amounts up to 10% of its total assets.

  2. Pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure borrowings permitted by restriction 1 above. Collateral arrangements with respect to margin for futures contracts and options are not deemed to be pledges or other encumbrances for purposes of this restriction.

  3. Purchase securities on margin, except a Portfolio may obtain such short-term credits as may be necessary for the clearance of securities transactions and may make margin deposits in connection with transactions in options, futures contracts and options on such contracts.

  4. Make short sales of securities or maintain a short position for the account of the Portfolio, unless at all times when a short position is open the Portfolio owns an equal amount of such securities or owns securities which, without payment of any further consideration, are convertible or exchangeable for securities of the same issue as, and in equal amounts to, the securities sold short.

   5. Underwrite securities issued by other persons, except to the extent that in connection with the disposition of its portfolio investments it may be deemed to be an underwriter under federal securities laws.

  6. Purchase or sell real estate, although a Portfolio may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate and securities representing interests in real estate.

  7. Purchase or sell commodities or commodity contracts, except that all Portfolios other than the TCW Money Market Portfolio may purchase or sell financial futures contracts and related options. For purposes of this restriction, currency contracts or hybrid investments shall not be considered commodities.

  8. Make loans, except by purchase of debt obligations in which the Portfolio may invest consistently with its investment policies, by entering into repurchase agreements or through the lending of its portfolio securities.

  9. Invest in the securities of any issuer if, immediately after such investment, more than 5% of the total assets of the Portfolio (taken at current value) would be invested in the securities of such issuer or acquire more than 10% of the outstanding voting securities of any issuer, provided that this limitation does not apply to obligations issued or guaranteed as to principal and interest by the U.S. government or its agencies and instrumentalities or to repurchase agreements secured by such obligations and that up to 25% of the Portfolio's total assets (taken at current value) may be invested without regard to this limitation.

  10. Invest more than 25% of the value of its total assets in any one industry, provided that this limitation does not apply to obligations issued or guaranteed as to interest and principal by the U.S. government, its agencies and instrumentalities, and repurchase agreements secured by such obligations, and in the case of the TCW Money Market Portfolio obligations of domestic branches of United States banks.

  11. Invest more than 10% (15% with respect to the T. Rowe Price Equity Income Portfolio, the T. Rowe Price Growth Stock Portfolio, the T. Rowe Price International Stock Portfolio, the Dreyfus Small Cap Value Portfolio, the Opportunity Value Portfolio and the Enhanced Index Portfolio) of its net assets (taken at current value at the time of each purchase) in illiquid securities including repurchase agreements maturing in more than seven days.

  12. Purchase securities of any issuer for the purpose of exercising control or management.

     All percentage limitations on investments will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.

Other Policies

     The TCW Money Market Portfolio may not invest in the securities of any one issuer if, immediately after such investment, more than 5% of the total assets of the Portfolio (taken at current value) would be invested in the securities of such issuer, provided that this limitation does not apply to obligations issued or guaranteed as to principal and interest by the U.S. government or its agencies and instrumentalities or to repurchase agreements secured by such obligations and that with respect to 25% of the Portfolio's total assets more than 5% may be invested in securities of any one issuer for three business days after the purchase thereof if the securities have been assigned the highest quality rating by NRSROs, or if not rated, have been determined to be of comparable quality. These limitations apply to time deposits, including certificates of deposit, bankers' acceptances, letters of credit and similar instruments; they do not apply to demand deposit accounts. For a description of the NRSROs' ratings, see the Appendix.

     In addition, the TCW Money Market Portfolio may not purchase any security that matures more than thirteen months (397 days) from the date of purchase or which has an implied maturity of more than thirteen months (397 days) except as provided in (1) below. For the purposes of satisfying this requirement, the maturity of a portfolio instrument shall be deemed to be the period remaining until the date noted on the face of the instrument as the date on which the principal amount must be paid, or in the case of an instrument called for redemption, the date on which the redemption payment must be made, except that:

  1. An instrument that is issued or guaranteed by the U.S. government or any agency thereof which has a variable rate of interest readjusted no less frequently than every 25 months (762 days) may be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate.

  2. A variable rate instrument, the principal amount of which is scheduled on the face of the instrument to be paid in thirteen months (397 days) or less, may be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate.

  3. A variable rate instrument that is subject to a demand feature may be deemed to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand.

  4. A floating rate instrument that is subject to a demand feature may be deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand.

  5. A repurchase agreement may be deemed to have a maturity equal to the period remaining until the date on which the repurchase of the underlying securities is scheduled to occur, or where no date is specified, but the agreement is subject to demand, the notice period applicable to a demand for the repurchase of the securities.

  6. A portfolio lending agreement may be treated as having a maturity equal to the period remaining until the date on which the loaned securities are scheduled to be returned, or where no date is specified, but the agreement is subject to demand, the notice period applicable to a demand for the return of the loaned securities.

     Each of the Value Equity and Dreyfus Small Cap Value Portfolios may not invest more than 5% of the value of its total assets in warrants not listed on either the New York or American Stock Exchange. Each of the Opportunity Value and Enhanced Index Portfolios will not invest in warrants if, as a result thereof, more than 2% of the value of the total assets of the Portfolio would be invested in warrants which are not listed on the New York Stock Exchange, the American Stock Exchange, or a recognized foreign exchange, or more than 5% of the value of the total assets of the Portfolio would be invested in warrants whether or not so listed. However, the acquisition of warrants attached to other securities is not subject to this restriction. Each of the T. Rowe Price Equity Income, T. Rowe Price Growth Stock and T. Rowe Price International Stock Portfolios will not invest in warrants if, as a result thereof, the Portfolio will have more than 5% of the value of its total assets invested in warrants; provided that this restriction does not apply to warrants acquired as a result of the purchase of another security.

                            PERFORMANCE INFORMATION


     Total return and yield will be computed as described below.

Total Return

     Each Portfolio's "average annual total return" figures described and shown in the Prospectus are computed according to a formula prescribed by the Securities and Exchange Commission. The formula can be expressed as follows:

                                 P(1+T)n = ERV

Where: P = a hypothetical initial payment of $1000
 T = average annual total return
 n = number of years
 ERV = Ending Redeemable Value of a hypothetical $1000 payment made at the beginning of the 1, 5, or 10 years (or other) periods at the end of the 1, 5, or 10 years (or other) periods (or fractional portion thereof)

     The table below shows the average annual total return for the TCW Managed Asset Allocation, Value Equity, Dreyfus Small Cap Value, Dreyfus U.S. Government Securities, T. Rowe Price Equity Income, T. Rowe Price Growth Stock and Opportunity Value Portfolios for the specific periods.

     With respect to the T. Rowe Price International Stock Portfolio which commenced operation April 8, 1991, effective January 1, 1995, the Portfolio's Adviser was changed to Rowe Price-Fleming International, Inc. ("Price-Fleming"). Prior to March 24, 1995, the Portfolio was known as the Global Growth Portfolio. Subsequent to such time, the Portfolio's investment objective was changed from investments in small capitalization companies on a global basis to investments in a broad range of established companies on an international basis (i.e., non-U.S. companies). Because of the change of the Portfolio's Adviser, performance information for the period from inception to December 31, 1995 is not presented. Such information is not reflective of Price- Fleming's ability to manage the Portfolio. Information with respect to the Portfolio's per share income and capital changes from inception through December 31, 1996 is set forth in the Prospectus. Average annual total return information for the period from inception to December 31, 1994 is available upon written request to the Fund.


                                                        For Period
                        For the One     For the Five    From Incep-
                        Year Period     Year Period     tion (1) to
                        Ended December  Ended December  December 31,
                        31, 1996        31, 1996        1996
                        --------------  --------------  --------------
TCW Managed Asset
   Allocation(2)......  17.82%/17.82%*  12.66%/12.39%*  12.72%/12.41%*
T. Rowe Price
   International
   Stock..............  15.23%/15.23%*       N/A        12.77%/12.77%*
Value Equity(3).......  23.84%/23.84%*       N/A        17.46%/17.29%*
Dreyfus Small
   Cap Value(4).......  25.63%/25.63%*       N/A        13.19%/13.07%*
T. Rowe Price
   Equity Income(5)...  19.88%/19.88%*       N/A        25.19%/25.19%*
T. Rowe Price Growth
  Stock(5)............  20.77%/20.77%*       N/A        28.85%/28.85%*
Dreyfus U.S.
   Government
   Securities(6)......  1.81%/1.81%*         N/A          6.23%/6.08%*
Opportunity Value(7)..  N/A                  N/A           .60%/ .20%*

________________________

* The figure shows what the Portfolio's performance would have been in the absence of fee waivers and/or reimbursement of other expenses, if any.

(1) With respect to T. Rowe Price International Stock Portfolio, period commenced on January 1, 1995.

(2)  The Portfolio commenced operations on April 8, 1991.

(3)  The Portfolio commenced operations on May 27, 1993.

(4)  The Portfolio commenced operations on May 4, 1993.

(5)  The Portfolio commenced operations on January 3, 1995.

(6)  The Portfolio commenced operations on May 13, 1994.

(7)  The Portfolio commenced operations on November 18, 1996.

                           ________________________

     The calculations of total return assume the reinvestment of all dividends and capital gains distributions on the reinvestment dates during the period and the deduction of all recurring expenses that were charged to shareholders accounts. The above table does not reflect charges and deductions which are, or may be, imposed under the Contracts.

     The performance of each Portfolio will vary from time to time in response to fluctuations in market conditions, interest rates, the composition of the Portfolio's investments and expenses. Consequently, a Portfolio's performance figures are historical and should not be considered representative of the performance of the Portfolio for any future period.


Yield

     From time to time, the Fund may quote the TCW Money Market Portfolio's and the Dreyfus U.S. Government Securities Portfolio's yield and effective yield in advertisements or in reports or other communications to shareholders. Yield quotations are expressed in annualized terms and may be quoted on a compounded basis.

     The annualized current yield for the TCW Money Market Portfolio is computed by: (a) determining the net change in the value of a hypothetical pre-existing account in the Portfolio having a balance of one share at the beginning of a seven calendar day period for which yield is to be quoted; (b) dividing the net change by the value of the account at the beginning of the period to obtain the base period return; and (c) annualizing the results (i.e., multiplying the base period return by 365/7). The net change in the value of the account reflects the value of additional shares purchased with dividends declared on the original share and any such additional shares, but does not include realized gains and losses or unrealized appreciation and depreciation. In addition, the TCW Money Market Portfolio may calculate a compound effective annualized yield by adding 1 to the base period return (calculated as described above), raising the sum to a power equal to 365/7 and subtracting 1.

     The Dreyfus U.S. Government Securities Portfolio's 30-day yield will be calculated according to a formula prescribed by the Securities and Exchange Commission. The formula can be expressed as follows:

                             YIELD = 2[(a-b+1)6-1]
                                        ---
                                        cd

Where:    a =  dividends and interest earned during the period

          b =  expenses accrued for the period (net of
               reimbursement)
          c = the average daily number of shares outstanding during the period that were entitled to receive dividends

          d = the net asset value per share on the last day of the period

For the purpose of determining the interest earned (variable "a" in the formula) on debt obligations that were purchased by the Portfolio at a discount or premium, the formula generally calls for amortization of the discount or premium; the amortization schedule will be adjusted monthly to reflect changes in the market values of the debt obligations.

     Yield information is useful in reviewing a Portfolio's performance, but because yields fluctuate, such information cannot necessarily be used to compare an investment in a Portfolio's shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that yield is a function of the kind and quality of the instruments in the Portfolios' investment portfolios, portfolio maturity, operating expenses and market conditions.

     It should be recognized that in periods of declining interest rates the yields will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates the yields will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to a Portfolio from the continuous sale of its shares will likely be invested in instruments producing lower yields than the balance of the Portfolio's investments, thereby reducing the current yield of the Portfolio. In periods of rising interest rates, the opposite can be expected to occur.

Non-Standardized Performance

     In addition to the performance information described above, the Fund may provide total return information with respect to the Portfolios for designated periods, such as for the most recent six months or most recent twelve months. This total return information is computed as described under "Total Return" above except that no annualization is made.

                            PORTFOLIO TRANSACTIONS

     Subject to the supervision and control of the Manager and the Trustees of the Fund, each Portfolio's Adviser is responsible for decisions to buy and sell securities for its account and for the placement of its portfolio business and the negotiation of commissions, if any, paid on such transactions. Brokerage commissions are paid on transactions in equity securities traded on a securities exchange and on options, futures contracts and options thereon. Fixed income securities and certain equity securities in which the Portfolios invest are traded in the over-the-counter market. These securities are generally traded on a net basis with dealers acting as principal for their own account without a stated commission, although prices of such securities usually include a profit to the dealer. In over-the-counter transactions, orders are placed directly with a principal market maker unless a better price and execution can be obtained by using a broker. In underwritten offerings, securities are usually purchased at a fixed price which includes an amount of compensation to the underwriter generally referred to as the underwriter's concession or discount. Certain money market securities may be purchased directly from an issuer, in which case no commissions or discounts are paid. U.S. government securities are generally purchased from underwriters or dealers, although certain newly-issued U.S. government securities may be purchased directly from the U.S. Treasury or from the issuing agency or instrumentality. Each Portfolio's Adviser is responsible for effecting its portfolio transactions and will do so in a manner deemed fair and reasonable to the Portfolio and not according to any formula. The primary consideration in all portfolio transactions will be prompt execution of orders in an efficient manner at a favorable price. In selecting broker-dealers and negotiating commissions, an Adviser considers the firm's reliability, the quality of its execution services on a continuing basis and its financial condition. When more than one firm is believed to meet these criteria, preference may be given to brokers that provide the Portfolios or their Advisers with brokerage and research services within the meaning of Section 28(e) of the Securities Exchange Act of 1934. Each Portfolio's Adviser is of the opinion that, because this material must be analyzed and reviewed, its receipt and use does not tend to reduce expenses but may benefit the Portfolio by supplementing the Adviser's research. In seeking the most favorable price and execution available, an Adviser may, if permitted by law, consider sales of the Contracts as described in the Prospectus a factor in the selection of broker-dealers.

     The Board of Trustees of the Fund has authorized the Manager and the Advisers to enter into arrangements with brokers who execute brokerage transactions for the Portfolios whereby a portion of the commissions earned by such brokers will be shared with a broker-dealer affiliate of the Manager. The affiliated broker will act as an "introducing broker" in the transaction. Subject to the requirements of applicable law including seeking best price and execution of orders, commissions paid to executing brokers will not exceed ordinary and customary brokerage commissions.

     The Board of Trustees has determined that the Fund's brokerage commissions should be utilized for the Fund's benefit to the extent possible. After reviewing various alternatives, the Board concluded that commissions received by the broker-dealer affiliate of the Manager can be used to promote the distribution of the Fund's shares including payments to broker-dealers who sell the Contracts, the costs of training and educating such broker-dealers with respect to the Contracts and other bona-fide distribution costs payable to unaffiliated persons. Other than incidental costs related to establishing the broker-dealer affiliate as an "introducing broker", no portion of the commissions received by the broker-dealer affiliate of the Manager will be retained for its or any affiliate's benefit. On a quarterly basis, the Manager will report to the Board of Trustees the aggregate commissions received by its broker-dealer affiliate and the distribution expenses paid from such commissions. The Board of Trustees will periodically review the extent to which the foregoing arrangement reduces distribution expenses currently being incurred by the Manager or its affiliates on behalf of the Fund. The Board of Trustees may determine from time to time other appropriate uses for the Fund from the commissions it pays to executing brokers.

     The Manager will not implement this program until any required exemptive or no-action relief is obtained from the Securities and Exchange Commission.

     An Adviser may effect portfolio transactions for other investment companies and advisory accounts. Research services furnished by broker-dealers through which a Portfolio effects its securities transactions may be used by the Portfolio's Adviser in servicing all of its accounts; not all such services may be used in connection with the Portfolio. In the opinion of each Adviser, it is not possible to measure separately the benefits from research services to each of its accounts, including a Portfolio. Whenever concurrent decisions are made to purchase or sell securities by a Portfolio and another account, the Portfolio's Adviser will attempt to allocate equitably portfolio transactions among the Portfolio and other accounts. In making such allocations between the Portfolio and other accounts, the main factors to be considered are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and the opinions of the persons responsible for recommending investments to the Portfolio and the other accounts. In some cases this procedure could have an adverse effect on a Portfolio. In the opinion of each Adviser, however, the results of such procedures will, on the whole, be in the best interest of each of the accounts.

     The Adviser to the Value Equity and Opportunity Value Portfolios may execute brokerage transactions through Oppenheimer & Co. Inc. ("Opco"), an affiliated broker-dealer of the Adviser, acting as agent in accordance with procedures established by the Fund's Board of Trustees, but will not purchase any securities from or sell any securities to Opco acting as principal for its own account.

     The Adviser to the T. Rowe Price International Stock, T. Rowe Price Equity Income and T. Rowe Price Growth Stock Portfolios may execute portfolio transactions through certain affiliates of Robert Fleming Holdings Limited and Jardine Fleming Group Limited, persons indirectly related to the Adviser, acting as agent in accordance with procedures established by the Fund's Board of Trustees, but will not purchase any securities from or sell any securities to any such affiliate acting as principal for its own account.

     The Adviser to the Enhanced Index Portfolio may execute portfolio transactions through certain of its affiliated brokers, acting as agent in accordance with the procedures established by the Fund's Board of Trustees, but will not purchase any securities from or sell any securities to such affiliate acting as principal for its own account.

     For the year ended December 31, 1994, the TCW Money Market Portfolio did not pay any brokerage commissions, while the TCW Managed Asset Allocation Portfolio and T. Rowe Price International Stock Portfolio paid $175,548 and $554,048, respectively, in brokerage commissions. For the year ended December 31, 1994, the Value Equity Portfolio and Dreyfus Small Cap Value Portfolio paid $58,472 and $100,262, respectively, in brokerage commissions, of which $32,796 (78.29%) with respect to the Value Equity Portfolio and $58,028 (72.78%) with respect to the Dreyfus Small Cap Value Portfolio was paid to Opco. For the fiscal period ended December 31, 1994, the Dreyfus U.S. Government Securities Portfolio paid no brokerage commissions. For the year ended December 31, 1995, the TCW Money Market Portfolio and the Dreyfus U.S. Government Securities Portfolio did not pay any brokerage commissions, while the TCW Managed Asset Allocation Portfolio paid $187,103 in brokerage commissions. For the year ended December 31, 1995, the T. Rowe Price International Stock Portfolio, the Value Equity Portfolio and the Dreyfus Small Cap Value Portfolio paid $395,753, $57,800, and $101,885, respectively, in brokerage commissions of which $33,338 (8.42%), $15,101 (3.82%) and $673 (.17%) with respect to the T. Rowe Price International Stock Portfolio was paid to Robert Fleming Holdings Limited and Jardine Fleming Group Limited, Ord Minnett and OpCo, respectively, $29,271 (50.64%) with respect to the Value Equity Portfolio and $36,216 (35.55%) with respect to the Dreyfus Small Cap Value Portfolio was paid to OpCo. For the fiscal period ended December 31, 1995, the T. Rowe Price Equity Income Portfolio and the T. Rowe Price Growth Stock Portfolio paid $18,059 and $39,447, respectively in brokerage commissions of which $10 (0.06%) with respect to the T. Rowe Price Equity Income Portfolio was paid to OpCo and $536 (1.36%), $507 (1.29%) and $23 (0.06%) with respect to the T. Rowe Price Growth Stock Portfolio was paid to Boston Safe Deposit and Trust Company, Jardine Fleming Group Limited and OpCo, respectively. For the year ended December 31, 1996, the Dreyfus U.S. Government Securities Portfolio did not pay any brokerage commissions, while the TCW Money Market Portfolio and the TCW Managed Asset Allocation Portfolio paid $2,724 and $93,009 in brokerage commissions, respectively. For the year ended December 31, 1996, the T. Rowe Price International Stock Portfolio, the Value Equity Portfolio and the Dreyfus Small Cap Value Portfolio paid $136,536, $90,589, and $398,554, respectively, in brokerage commissions of which $4,462 (3.27%), $2,908 (2.13%) and $906 (.66%)
with respect to the T. Rowe Price International Stock Portfolio was paid to Robert Fleming Holdings Limited and Jardine Fleming Group Limited, Ord Minnett and OpCo, respectively, $35,624 (39.32%) with respect to the Value Equity Portfolio and $34,511 (8.66%) with respect to the Dreyfus Small Cap Value Portfolio was paid to OpCo. For the fiscal year ended December 31, 1996, the T. Rowe Price Equity Income Portfolio and the T. Rowe Price Growth Stock Portfolio paid $55,261 and $69,409, respectively in brokerage commissions of which $120 (.22%) with respect to the T. Rowe Price Equity Income Portfolio was paid to OpCo and $3,037 (4.38%) and $63 (.09%) with respect to the T. Rowe Price Growth Stock Portfolio was paid to Robert Flemings Holdings Limited and OpCo, respectively. For the fiscal period ended December 31, 1996, the Opportunity Value Portfolio paid $291 in brokerage commissions.

                            MANAGEMENT OF THE FUND

Trustees and Officers

  The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 2101 East Coast Highway, Suite 300, Corona del Mar, California 92625.




                                           Principal
                              Positions    Occupation(s)
                              Held with    During Past
Name, Age and Address         Registrant   5 Years
---------------------         ----------   -------------

James R. McInnis (49)         President    President of Endeavor
                                           Group (broker-dealer)
                                           since June, 1991;
                                           President of McGuinness &
                                           Associates (insurance
                                           marketing) from March,
                                           1983 to June, 1991.


*Vincent J. McGuinness (62)   Trustee      Chairman, Chief Executive
                                           Officer and Director of
                                           McGuinness & Associates,
                                           Endeavor Group, VJM
                                           Corporation (oil and gas),
                                           until July, 1996
                                           McGuinness Group
                                           (insurance marketing) and
                                           until January, 1994 Swift
                                           Energy Marketing Company
                                           and since September, 1988
                                           Endeavor Management Co.;
                                           President of VJM
                                           Corporation, Endeavor
                                           Management Co. and, since
                                           February, 1996, McGuinness
                                           & Associates.

                                           Principal
                              Positions    Occupation(s)
                              Held with    During Past
Name, Age and Address         Registrant   5 Years
---------------------         ----------   -------------

Timothy A. Devine (62)        Trustee      Prior to September, 1993,
1424 Dolphin Terrace                       President and Chief
Corona del Mar, California                 Executive Officer, Devine
92625                                      Properties, Inc.  Since
                                           September, 1993, Vice
                                           President, Plant Control,
                                           Inc. (landscape
                                           contracting and
                                           maintenance).

                                           Principal
                              Positions    Occupation(s)
                              Held with    During Past
Name, Age and Address         Registrant   5 Years
---------------------         ----------   -------------

Thomas J. Hawekotte (62)      Trustee      President, Thomas J.
1200 Lake Shore Drive                      Hawekotte, P.C. (law
Chicago, Illinois 60610                    practice).





Steven L. Klosterman (45)     Trustee      Since July, 1995,
462 Stevens Avenue                         President of Klosterman
Suite 206                                  Capital Corporation
Solana Beach, California                   (investment adviser);
92075                                      Investment Counselor,
                                           Robert J. Metcalf &
                                           Associates, Inc.
                                           (investment adviser) from
                                           August, 1990 to June,
                                           1995.







*Halbert D. Lindquist (51)    Trustee      President, Lindquist
1650 E. Fort Lowell Road                   Enterprises, Inc.
Tucson, Arizona 85719-2324                 (financial services) and
                                           since December, 1987
                                           Tucson Asset Management,
                                           Inc. (financial services),
                                           and since November, 1987,
                                           Presidio Government
                                           Securities, Incorporated
                                           (broker-dealer).





R. Daniel Olmstead, Jr. (66)  Trustee      Rancher until January,
2661 Point Del Mar                         1997. Since January,
Corona Del Mar, California                 1997, real estate
92625                                      consultant.






Norman Ridley (51)            Vice         Since 1985, Senior Vice
865 S. Figueroa Street        President    President, TCW Asset
Suite 1800                                 Management Company and
Los Angeles, California                    Trust Company of the West.
90017

                                           Principal
                              Positions    Occupation(s)
                              Held with    During Past
Name, Age and Address         Registrant   5 Years
---------------------         ----------   -------------

Ronald E. Robison (58)        Vice         Since November, 1987,
865 S. Figueroa Street        President    Managing Director and
Suite 1800                                 Chief Operating Officer,
Los Angeles, California                    TCW Funds Management Inc.;
90017                                      since March, 1990,
                                           Managing Director, Trust
                                           Company of the West and
                                           TCW Asset Management
                                           Company.




James M. Goldberg (51)        Vice        Since June, 1984, Managing
865 S. Figueroa Street        President   Director, TCW Asset
Suite 1800                                Management Company and
Los Angeles, California                   Trust Company of the West
90017                                     and since January, 1987
                                          Managing Director, TCW
                                          Funds Management, Inc.




Eileen Rominger (42)          Vice         Since May, 1994, Managing
One World Financial Center    President    Director, Oppenheimer
New York, New York 10281                   Capital, prior thereto
                                           Senior Vice President,
                                           Oppenheimer Capital;
                                           Portfolio Manager,
                                           Oppenheimer Quest Value
                                           Fund, Inc., OCC
                                           Accumulation Trust,
                                           Enterprise Accumulation
                                           Trust and Penn Series
                                           Fund, open-end investment
                                           companies.

                                           Principal
                              Positions    Occupation(s)
                              Held with    During Past
Name, Age and Address         Registrant   5 Years
---------------------         ----------   -------------

**Vincent J. McGuinness, Jr.  Chief        Since September, 1996,
(32)                          Financial    Chief Financial Officer
                              Officer      and since May, 1996,
                              (Treasurer)  Director of Endeavor
                                           Management Co.; since
                                           August, 1996, Chief
                                           Financial officer of VJM
                                           Corporation; since May,
                                           1996, Executive Vice
                                           President and Director of
                                           Sales, Western Division of
                                           Endeavor Group; Chief
                                           Financial Officer of
                                           McGuinness & Associates;
                                           since March, 1996,
                                           Director of McGuinness
                                           Group.  From July, 1993 to
                                           August, 1995 Rocky
                                           Mountain Regional
                                           Marketing Director for
                                           Endeavor Group.  MBA
                                           graduate student from
                                           September, 1991 to May,
                                           1993.

                                           Principal
                              Positions    Occupation(s)
                              Held with    During Past
Name, Age and Address         Registrant   5 Years
---------------------         ----------   -------------

Pamela A. Shelton (48)        Secretary    Since October, 1993,
                                           Executive Secretary to
                                           Chairman of the Board and
                                           Chief Executive Officer
                                           of, and since April, 1996,
                                           Secretary of McGuinness &
                                           Associates, Endeavor
                                           Group, VJM Corporation,
                                           McGuinness Group (until
                                           July, 1996) and Endeavor
                                           Management Co.; from July,
                                           1992 to October, 1993,
                                           Administrative Secretary,
                                           Mayor and City Council,
                                           City of Laguna Niguel,
                                           California; and from
                                           November, 1986 to July,
                                           1992, Executive Secretary
                                           to Chairman of the Board
                                           and Chief Executive
                                           Officer of, and from
                                           October, 1990 to July,
                                           1992, Secretary of
                                           McGuinness & Associates,
                                           Endeavor Group, VJM
                                           Corporation, McGuinness
                                           Group, Endeavor Management
                                           Co. and Swift Energy
                                           Marketing Company.

* An "interested person" of the Fund as defined in the 1940 Act.

** Vincent J. McGuinness, Jr. is the son of Vincent J. McGuinness.

     No remuneration will be paid by the Fund to any Trustee or officer of the Fund who is affiliated with the Manager or the Advisers. Each Trustee who is not an affiliated person of the Fund will be reimbursed for out-of-pocket expenses and receives an annual fee of $2,500 and $500 for attendance at each regularly scheduled Trustees' meeting. Set forth below for each of the Trustees of the Fund is the aggregate compensation paid to such Trustees for the fiscal year ended December 31, 1996.

                              COMPENSATION TABLE

                                             Total
                                             Compensation
                                             From Fund
                          Aggregate          and Fund
Name of                   Compensation       Complex
Person                    From Fund          Paid to Trustees
-------                   ------------       ----------------
Vincent J. McGuinness     $   -              $   -
Timothy A. Devine           4,500              4,500
Thomas J. Hawekotte         4,500              4,500
Steven L. Klosterman        4,500              4,500
Halbert D. Lindquist        3,500              3,500
R. Daniel Olmstead          4,500              4,500

     The Agreement and Declaration of Trust of the Fund provides that the Fund will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Fund, except if it is determined in the manner specified in the Agreement and Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Fund or that such indemnification would relieve any officer or Trustee of any liability to the Fund or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his duties. The Fund, at its expense, provides liability insurance for the benefit of its Trustees and officers.

     As of the date of this Statement of Additional Information, the officers and Trustees of the Fund as a group owned less than 1% of the outstanding shares of the Fund.

The Manager

     The Management Agreement between the Fund and the Manager with respect to the TCW Money Market, TCW Managed Asset Allocation and T. Rowe Price International Stock Portfolios was approved by the Trustees of the Fund (including all of the Trustees who are not "interested persons" [as defined in the 1940 Act] of the Manager) on July 20, 1992, and by the shareholders of the Fund on November 23, 1992. With respect to the Value Equity and Dreyfus Small

Cap Value Portfolios, the Management Agreement was approved by the Trustees of the Fund (including all of the Trustees who are not "interested persons" of the Manager) on April 19, 1993 and by PFL Life Insurance Company, the sole shareholder of the Value Equity and Dreyfus Small Cap Value Portfolios, on April 19, 1993. With respect to the Dreyfus U.S. Government Securities Portfolio, the Management Agreement was approved by the Trustees of the Fund (including all of the Trustees who are not "interested persons" of the Manager) on January 24, 1994 and by PFL Life Insurance Company, the sole shareholder of the Dreyfus U.S. Government Securities Portfolio, on March 7, 1994. With respect to the T. Rowe Price Equity Income and T. Rowe Price Growth Stock Portfolios, the Management Agreement was approved by the Trustees of the Fund (including all of the Trustees who are not "interested persons" of the Manager) on October 24, 1994 and by PFL Life Insurance Company, the sole shareholder of the T. Rowe Price Equity Income and T. Rowe Price Growth Stock Portfolios, on November 1, 1994. With respect to the Opportunity Value and Enhanced Index Portfolios, the Management Agreement was approved by the Trustees of the Fund (including all of the Trustees who are not "interested persons" of the Manager) on August 13, 1996 and by PFL Life Insurance Company, the sole shareholder of the Opportunity Value and Enhanced Index Portfolios, on August 26, 1996. See "Organization and Capitalization of the Fund." The Management Agreement will continue in force for two years from its date, November 23, 1992 with respect to the TCW Money Market, TCW Managed Asset Allocation and T. Rowe Price International Stock Portfolios, April 19, 1993 with respect to the Value Equity and Dreyfus Small Cap Value Portfolios, March 25, 1994 with respect to the Dreyfus U.S. Government Securities Portfolio, December 28, 1994 with respect to the T. Rowe Price Equity Income and T. Rowe Price Growth Stock Portfolios, August 26, 1996 with respect to the Opportunity Value and Enhanced Index Portfolios and from year to year thereafter, but only so long as its continuation as to each Portfolio is specifically approved at least annually (i) by the Trustees or by the vote of a majority of the outstanding voting securities of the Portfolio, and (ii) by the vote of a majority of the Trustees who are not parties to the Management Agreement or "interested persons" of any such party, by votes cast in person at a meeting called for the purpose of voting on such approval. The Management Agreement provides that it shall terminate automatically if assigned, and that it may be terminated as to any Portfolio without penalty by the Trustees of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio upon 60 days' prior written notice to the Manager, or by the Manager upon 90 days' prior written notice to the Fund, or upon such shorter notice as may be mutually agreed upon. In the event the Manager ceases to be the Manager of the Fund, the right of the Fund to use the identifying name of "Endeavor" may be withdrawn.

The Advisers

     The Investment Advisory Agreements between the Manager and TCW Funds Management, Inc. were approved by the Trustees of the Fund (including all the Trustees who are not "interested persons" of the Manager or of the Adviser) on July 20, 1992, and by the shareholders of the Fund on November 23, 1992. The Investment Advisory Agreements between the Manager and OpCap Advisors (formerly known as Quest for Value Advisors) were initially approved by the Trustees of the Fund (including all of the Trustees who are not "interested persons" of the Manager or of the Adviser) on April 19, 1993 with respect to the Value Equity Portfolio and August 13, 1996 with respect to the Opportunity Value Portfolio and by PFL Life Insurance Company as sole shareholder of the Value Equity and Opportunity Value Portfolios on April 19, 1993 and August 26, 1996, respectively. As described in the Prospectus, a transaction is pending whereby the ownership of OpCap Advisors is being transferred which, under the 1940 Act, will result in the automatic termination of the Investment Advisory Agreement between the Manager and OpCap Advisors. On April 8, 1997 the Trustees of the Fund (including all of the Trustees who are not "interested persons" of the Manager or the Adviser) approved new Investment Advisory Agreements between the Manager and OpCap Advisors. Approval of the new Investment Advisory Agreements will be submitted to the shareholders of the Value Equity and Opportunity Value Portfolios for approval.

     The Investment Advisory Agreement between the Manager and The Boston Company Asset Management, Inc. was approved by the Trustees of the Fund (including all of the Trustees who are not "interested persons" of the Manager or of the Adviser) on January 24, 1994 and by PFL Life Insurance Company as sole shareholder of the Dreyfus U.S. Government Securities Portfolio on March 7, 1994. The Investment Advisory Agreement was transferred to The Dreyfus Corporation effective May 1, 1996. The Investment Advisory Agreements between the Manager and T. Rowe Price Associates, Inc. were approved by the Trustees of the Fund (including all of the Trustees who are not "interested persons" of the Manager or of the Adviser) on October 24, 1994 and by PFL Life Insurance Company as sole shareholder of the T. Rowe Price Equity Income and T. Rowe Price Growth Stock Portfolios on November 1, 1994. The Investment Advisory Agreement between the Manager and J.P. Morgan Investment Management Inc. was approved by the Trustees of the Fund (including all of the Trustees who are not "interested persons" of the Manager or of the Adviser) on August 13, 1996 and by PFL Life Insurance Company as sole shareholder of the Enhanced Index Portfolio on August 26, 1996. Effective January 1, 1995, Price-Fleming became the Adviser of the T. Rowe Price International Stock Portfolio. The Investment Advisory Agreement with Price-Fleming for the T. Rowe Price International Stock Portfolio was approved by the Trustees of the Fund (including all of the Trustees who are not "interested persons" of the Manager or of the Adviser) on December 19, 1994 and by shareholders of the Portfolio on March 24, 1995. Effective September 16, 1996, The Dreyfus Corporation became the Adviser of the Dreyfus Small Cap Value Portfolio. The Investment Advisory Agreement with The Dreyfus Corporation was approved by the Trustees of the Fund (including all of the Trustees who are not "interested persons" of the Manager or of the Adviser) on August 13, 1996 and by the shareholders of the Portfolio on October 29, 1996. See "Organization and Capitalization of the Fund."

     Each agreement will continue in force for two years from its date, November 23, 1992 with respect to the TCW Money Market and TCW Managed Asset Allocation Portfolios, April 19, 1993 with respect to the Value Equity Portfolio, March 25, 1994 with respect to the Dreyfus U.S. Government Securities Portfolio, December 28, 1994 with respect to the T. Rowe Price Equity Income and T. Rowe Price Growth Stock Portfolios, January 1, 1995 with respect to the T. Rowe Price International Stock Portfolio, September 16, 1996 with respect to the Dreyfus Small Cap Value Portfolio, November 4, 1996 with respect to the Opportunity Value Portfolio and April 30, 1997 with respect to the Enhanced Index Portfolio, and from year to year thereafter, but only so long as its continuation as to a Portfolio is specifically approved at least annually (i) by the Trustees or by the vote of a majority of the outstanding voting securities of the Portfolio, and (ii) by the vote of a majority of the Trustees who are not parties to the agreement or "interested persons" of any such party, by votes cast in person at a meeting called for the purpose of voting on such approval. Each Investment Advisory Agreement provides that it shall terminate automatically if assigned or if the Management Agreement with respect to the related Portfolio terminates, and that it may be terminated as to a Portfolio without penalty by the Manager, by the Trustees of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio on not less than 60 days' (90 days' with respect to the Enhanced Index Portfolio) prior written notice to the Adviser or by the Adviser on not less than 150 days' prior written notice to the Manager, or upon such shorter notice as may be mutually agreed upon.

     The following table shows the fees paid by each of the Portfolios and any fee waivers or reimbursements during the fiscal years ended December 31, 1994, December 31, 1995 and December 31, 1996.

                                    1996
                   ---------------------------------------
                   Investment     Investment
                   Management     Management    Other
                   Fee            Fee           Expenses
                   Paid           Waived        Reimbursed
                   ----------     ----------    ----------
TCW Money Market
  Portfolio....... $   165,212    $ --             --
TCW Managed Asset
  Allocation
  Portfolio.......   1,639,338      --             --
T. Rowe Price
  International
  Stock Portfolio.   1,015,179      --             --
Value Equity
  Portfolio.......     768,579      --             --
Dreyfus Small
  Cap Value
  Portfolio.......     535,895      --             --
Dreyfus U.S.
  Government
  Securities
  Portfolio.......     122,058      --             --
T. Rowe Price
  Equity Income
  Portfolio.......     369,356      --             --
T. Rowe Price
  Growth Stock
  Portfolio.......     313,356      --             --
Opportunity Value
  Portfolio*......         197      --           2,802

                                     1995**
                   ---------------------------------------
                   Investment    Investment
                   Management    Management     Other
                   Fee           Fee            Expenses
                   Paid          Waived         Reimbursed
                   ----------    ----------     ----------
TCW Money Market
  Portfolio....... $  117,465    $  ---            ---
TCW Managed Asset
  Allocation
  Portfolio.......  1,388,652       ---            ---
T. Rowe Price
  International
  Stock Portfolio.    759,830       ---            ---
Value Equity
  Portfolio.......    395,205       ---            ---
Dreyfus Small Cap
  Value Portfolio.    339,672       ---            ---
Dreyfus U.S.
  Government
  Securities
  Portfolio.......     42,531       ---            ---
T. Rowe Price
  Equity Income
  Portfolio.......     70,664       ---            ---
T. Rowe Price
  Growth Stock
  Portfolio.......     75,681       ---            ---

                                     1994
                   ---------------------------------------
                   Investment
                   Management    Investment     Other
                   Fee           Management     Expenses
                   Paid          Fee Waived     Reimbursed
                   ----------    ----------     ----------
TCW Money Market
  Portfolio....... $  111,100    $  ---         $  ---

TCW Managed Asset
  Allocation
  Portfolio.......  1,151,688       ---            ---

T. Rowe Price
  International
  Stock Portfolio.   696,732        ---            ---

Value Equity
  Portfolio.......   191,316        ---            ---

Dreyfus Small
  Cap Value
  Portfolio.......   214,198        ---            ---

Dreyfus U.S.
  Government
  Securities
  Portfolio***....     8,087      8,087          4,955

---------------

* The information presented with respect to the Opportunity Value Portfolio is for the period from November 18, 1996 (commencement of operations) to December 31, 1996.

** The information presented for the T. Rowe Price Equity Income and T. Rowe Price Growth Stock Portfolios is for the period from January 3, 1995 (commencement of operations) to December 31, 1995.

*** The information presented with respect to the Dreyfus U.S. Government Securities Portfolio is for the period from May 13, 1994 (commencement of operations) to December 31, 1994.
                          ___________________________

     Each Investment Advisory Agreement provides that the Adviser shall not be subject to any liability to the Fund or the Manager for any act or omission in the course of or connected with rendering services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its duties on the part of the Adviser.

                             REDEMPTION OF SHARES

     The Fund may suspend redemption privileges or postpone the date of payment on shares of the Portfolios for more than seven days during any period (1) when the New York Stock Exchange is closed or trading on the Exchange is restricted as determined by the Securities and Exchange Commission, (2) when an emergency exists, as defined by the Securities and Exchange Commission, which makes it not reasonably practicable for a Portfolio to dispose of securities owned by it or fairly to determine the value of its assets, or (3) as the Securities and Exchange Commission may otherwise permit.

     The value of the shares on redemption may be more or less than the shareholder's cost, depending upon the market value of the portfolio securities at the time of redemption.

                                NET ASSET VALUE

     The net asset value per share of each Portfolio is determined as of the close of regular trading of the New York Stock Exchange (currently 4:00 p.m., New York City time), Monday through Friday, exclusive of national business holidays. The Fund will be closed on the following national business holidays:
New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Portfolio securities for which the primary market is on a domestic or foreign exchange or which are traded over-the-counter and quoted on the NASDAQ System will be valued at the last sale price on the day of valuation or, if there was no sale that day, at the last reported bid price, using prices as of the close of trading. Portfolio securities not quoted on the NASDAQ System that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, will be valued at the most recently quoted bid price provided by the principal market makers.

     In the case of any securities which are not actively traded, reliable market quotations may not be considered to be readily available. These investments are stated at fair value as determined under the direction of the Trustees. Such fair value is expected to be determined by utilizing information furnished by a pricing service which determines valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

     If any securities held by a Portfolio are restricted as to resale, their fair value will be determined following procedures approved by the Trustees. The fair value of such securities is generally determined as the amount which the Portfolio could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. The valuation procedures applied in any specific instance are likely to vary from case to case. However, consideration is generally given to the financial position of the issuer and other fundamental analytical data relating to the investment and to the nature of the restrictions on disposition of the securities (including any registration expenses that might be borne by the Portfolio in connection with such disposition). In addition, specific factors are also generally considered, such as the cost of the investment, the market value of any unrestricted securities of the same class (both at the time of purchase and at the time of valuation), the size of the holding, the prices of any recent transactions or offers with respect to such securities and any available analysts' reports regarding the issuer.

     Notwithstanding the foregoing, short-term debt securities with maturities of 60 days or less will be valued at amortized cost.

     The TCW Money Market Portfolio's investment policies and method of securities valuation are intended to permit the Portfolio generally to maintain a constant net asset value of $1.00 per share by computing the net asset value per share to the nearest $.01 per share. The Portfolio is permitted to use the amortized cost method of valuation for its portfolio securities pursuant to regulations of the Securities and Exchange Commission. This method may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Portfolio would receive if it sold the instrument. The net asset value per share would be subject to fluctuation upon any significant changes in the value of the Portfolio's securities. The value of debt securities, such as those in the Portfolio, usually reflects yields generally available on securities of similar yield, quality and duration. When such yields decline, the value of a portfolio holding such securities can be expected to decline. Although the Portfolio seeks to maintain the net asset value per share of the Portfolio at $1.00, there can be no assurance that net asset value will not vary.

     The Trustees of the Fund have undertaken to establish procedures reasonably designed, taking into account current market conditions and the Portfolio's investment objective, to stabilize the net asset value per share for purposes of sales and redemptions at $1.00. These procedures include the determination, at such intervals as the Trustees deem appropriate, of the extent, if any, to which the net asset value per share calculated by using available market quotations deviates from $1.00 per share. In the event such deviation exceeds one half of one percent, the Trustees are required to promptly consider what action, if any, should be initiated.

     With respect to the Portfolios other than the TCW Money Market Portfolio, foreign securities traded outside the United States are generally valued as of the time their trading is complete, which is usually different from the close of the New York Stock Exchange. Occasionally, events affecting the value of such securities may occur between such times and the close of the New York Stock Exchange that will not be reflected in the computation of the Portfolio's net asset value. If events materially affecting the value of such securities occur during such period, these securities will be valued at their fair value according to procedures decided upon in good faith by the Fund's Board of Trustees. All securities and other assets of a Portfolio initially expressed in foreign currencies will be converted to U.S. dollar values at the mean of the bid and offer prices of such currencies against U.S. dollars last quoted on a valuation date by any recognized dealer.

                                     TAXES

Federal Income Taxes

     Each Portfolio intends to qualify each year as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). By so qualifying, a Portfolio will not be subject to federal income taxes to the extent that its net investment income and net realized capital gains are distributed.

     In order to so qualify, a Portfolio must, among other things, (1) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stocks or securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stocks or securities;
(2) derive less than 30% of its gross income in each taxable year from the sale or other disposition of stocks or securities held less than three months (the Portfolio's transactions in future transactions, straddles and options may be restricted in order to comply with this requirement); and (3) diversify its holdings so that, at the end of each quarter of the Portfolio's taxable year,
(a) at least 50% of the market value of the Portfolio's assets is represented by cash, government securities and other securities limited in respect of any one issuer to 5% of the value of the Portfolio's assets and to not more than 10% of the voting securities of such issuer, and (b) not more than 25% of the value of its assets is invested in securities of any one issuer (other than government securities).

     As a regulated investment company, a Portfolio will not be subject to federal income tax on net investment income and capital gains (short- and long-term), if any, that it distributes to its shareholders if at least 90% of its net investment income and net short-term capital gains for the taxable year are distributed, but will be subject to tax at regular corporate rates on any income or gains that are not distributed. In general, dividends will be treated as paid when actually distributed, except that dividends declared in October, November or December and made payable to shareholders of record in such a month will be treated as having been paid by the Portfolio (and received by shareholders) on December 31, provided the dividend is paid in the following January. Each Portfolio intends to satisfy the distribution requirement in each taxable year.

     The Portfolios will not be subject to the 4% federal excise tax imposed on registered investment companies that do not distribute all of their income and gains each calendar year because such tax does not apply to a registered investment company whose only shareholders are segregated asset accounts of life insurance companies held in connection with variable annuity and/or variable life insurance policies.

     The Fund intends to comply with section 817(h) of the Code and the regulations issued thereunder. As required by regulations under that section, the only shareholders of the Fund and its Portfolios will be life insurance company segregated asset accounts (also referred to as separate accounts) that fund variable life insurance or annuity contracts and the general account of PFL Life Insurance Company which provided the initial capital for the Portfolios of the Fund. See the prospectus or other material for the Contracts for additional discussion of the taxation of segregated asset accounts and of the owner of the particular Contract described therein.

     Section 817(h) of the Code and Treasury Department regulations thereunder impose certain diversification requirements on the segregated asset accounts investing in the Portfolios of the Fund. These requirements, which are in addition to the diversification requirements applicable to the Fund under the 1940 Act and under the regulated investment company provisions of the Code, may limit the types and amounts of securities in which the Portfolios may invest. Failure to meet the requirements of section 817(h) could result in current taxation of the owner of the Contract on the income of the Contract.


     The Fund may therefore find it necessary to take action to ensure that a Contract continues to qualify as a Contract under federal tax laws. The Fund, for example, may be required to alter the investment objectives of a Portfolio or substitute the shares of one Portfolio for those of another. No such change of investment objectives or substitution of securities will take place without notice to the shareholders of the affected Portfolio and the approval of a majority of such shareholders and without prior approval of the Securities and Exchange Commission, to the extent legally required.

                  ORGANIZATION AND CAPITALIZATION OF THE FUND

     The Fund is a Massachusetts business trust organized on November 18, 1988. A copy of the Fund's Agreement and Declaration of Trust, as amended, which is governed by Massachusetts law, is on file with the Secretary of State of The Commonwealth of Massachusetts.

     The Trustees of the Fund have authority to issue an unlimited number of shares of beneficial interest without par value of one or more series. Currently, the Trustees have established and designated ten series. Each series of shares represents the beneficial interest in a separate Portfolio of assets of the Fund, which is separately managed and has its own investment objective and policies. The Trustees of the Fund have authority, without the necessity of a shareholder vote, to establish additional portfolios and series of shares. The shares outstanding are, and those offered hereby when issued will be, fully paid and nonassessable by the Fund. The shares have no preemptive, conversion or subscription rights and are fully transferable.

     The assets received from the sale of shares of a Portfolio, and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, constitute the underlying assets of the Portfolio. The underlying assets of a Portfolio are required to be segregated on the Fund's books of account and are to be charged with the expenses with respect to that Portfolio. Any general expenses of the Fund not readily attributable to a Portfolio will be allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the Portfolio and the other Portfolios.

     Each share has one vote, with fractional shares voting proportionately. Shareholders of a Portfolio are not entitled to vote on any matter that requires a separate vote of the shares of another Portfolio but which does not affect the Portfolio. The Agreement and Declaration of Trust does not require the Fund to hold annual meetings of shareholders. Thus, there will ordinarily be no annual shareholder meetings, unless otherwise required by the 1940 Act. The Trustees of the Fund may appoint their successors until fewer than a majority of the Trustees have been elected by shareholders, at which time a meeting of shareholders will be called to elect Trustees. Under the Agreement and Declaration of Trust, any Trustee may be removed by vote of two-thirds of the outstanding shares of the Fund, and holders of 10% or more of the outstanding shares can require the Trustees to call a meeting of shareholders for the purpose of voting on the removal of one or more Trustees. If ten or more shareholders who have been such for at least six months and who hold in the aggregate shares with a net asset value of at least $25,000 inform the Trustees that they wish to communicate with other shareholders, the Trustees either will give such shareholders access to the shareholder lists or will inform them of the cost involved if the Fund forwards materials to the shareholders on their behalf. If the Trustees object to mailing such materials, they must inform the Securities and Exchange Commission and thereafter comply with the requirements of the 1940 Act.

     PFL will vote shares of the Fund as described under the caption "Voting Rights" in the prospectus or other material for the Contracts which accompanies the Prospectus.

     As of March 31, 1997, the PFL Endeavor Variable Annuity Account owned of record the following approximate percentages of the outstanding shares of each
Portfolio: 75% of the TCW Money Market Portfolio; 95% of the TCW Managed Asset Allocation Portfolio; 89% of the T. Rowe Price International Stock Portfolio; 85% of the Value Equity Portfolio; 88% of the Dreyfus Small Cap Value Portfolio; 83% of the Dreyfus U.S. Government Securities Portfolio; 83% of the T. Rowe Price Equity Income Portfolio; 81% of the T. Rowe Price Growth Stock Portfolio; and 77% of the Opportunity Value Portfolio. As of March 31, 1997, the PFL Endeavor Platinum Variable Annuity Account owned of record the following approximate percentages of the outstanding shares of each Portfolio: 23% of the TCW Money Market Portfolio; 4% of the TCW Managed Asset Allocation Portfolio; 8% of the T. Rowe Price International Stock Portfolio; 12% of the Value Equity Portfolio; 9% of the Dreyfus Small Cap Value Portfolio; 14% of the Dreyfus U.S. Government Securities Portfolio; 14% of the T. Rowe Price Equity Income Portfolio; 10% of the T. Rowe Price Growth Stock Portfolio; and 14% of the Opportunity Value Portfolio. As of March 31, 1997, the AUSA Endeavor Variable Annuity Account owned of record the following approximate percentages of the outstanding shares of each Portfolio: 2% of the TCW Money Market Portfolio; 1% of the TCW Managed Asset Allocation Portfolio; 3% of the T. Rowe Price International Stock Portfolio; 2% of the Value Equity Portfolio; 2% of the Dreyfus Small Cap Value Portfolio; 3% of the Dreyfus U.S. Government Securities Portfolio; 3% of the T. Rowe Price Equity Income Portfolio; 3% of the T. Rowe Price Growth Stock Portfolio; and 9% of the Opportunity Value Portfolio.

     Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund. However, the Agreement and Declaration of Trust disclaims shareholder liability for acts and obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Fund or the Trustees. The Agreement and Declaration of Trust provides for indemnification out of Fund property for all loss and expense of any shareholders held personally liable for obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations. The likelihood of such circumstances is remote.

                                 LEGAL MATTERS

     Certain legal matters are passed on for the Fund by Sullivan & Worcester LLP of Washington, D.C.

                                   CUSTODIAN

     Boston Safe Deposit and Trust Company, located at One Boston Place, Boston, Massachusetts 02108, serves as the custodian of the Fund. Under the Custody Agreement, Boston Safe holds the Portfolios' securities and keeps all necessary records and documents.

                             FINANCIAL STATEMENTS

     The financial statements of the TCW Money Market Portfolio, TCW Managed Asset Allocation Portfolio, T. Rowe Price International Stock Portfolio, Value Equity Portfolio, Dreyfus Small Cap Value Portfolio, Dreyfus U.S. Government Securities Portfolio, T. Rowe Price Equity Income Portfolio, T. Rowe Price Growth Stock Portfolio and Opportunity Value Portfolio for the fiscal year ended December 31, 1996, including notes to the financial statements and supplementary information and the Independent Auditors' Report are included in the Fund's Annual Report to Shareholders. A copy of the Annual Report accompanies this Statement of Additional Information. The financial statements (including the Independent Auditors' Report) included in the Annual Report are incorporated herein by reference. Interim financial statements (unaudited) for the Opportunity Value Portfolio for the period January 1, 1997 through March 31, 1997 accompany this Statement of Additional Information.

                                   APPENDIX

                              SECURITIES RATINGS

Standard & Poor's Bond Ratings

     A Standard & Poor's corporate debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong. Debt rated "AA" has a very strong capacity to pay interest and to repay principal and differs from the highest rated issues only in small degree. Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt of a higher rated category. Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and to repay principal for debt in this category than for higher rated categories. Bonds rated "BB", "B", "CCC" and "CC" are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. The ratings from "AA" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Moody's Bond Ratings

     Bonds rated "Aaa" by Moody's are judged to be of the best quality and to carry the smallest degree of investment risk. Bonds rated "Aa" are judged to be of high quality by all standards. Bonds rated "A" possess many favorable investment attributes and are to be considered as higher medium grade obligations. Bonds rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured and have speculative characteristics as well. Bonds are rated "Ba", "B", "Caa", "Ca", "C" when protection of interest and principal payments is questionable. A "Ba" rating indicates some speculative elements while "Ca" represents a high degree of speculation and "C" represents the lowest rated class of bonds. "Caa", "Ca" and "C" bonds may be in default. Moody's applies numerical modifiers "1", "2" and "3" in each generic rating classification from "Aa" to "B" in its corporate bond rating system. The modifier "1" indicates that the security ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates that the issue ranks at the lower end of its generic rating category.

Standard & Poor's Commercial Paper Ratings

     "A" is the highest commercial paper rating category utilized by Standard & Poor's, which uses the numbers "1+", "1", "2" and "3" to denote relative strength within its "A" classification. Commercial paper issuers rated "A" by Standard & Poor's have the following characteristics. Liquidity ratios are better than industry average. Long-term debt rating is "A" or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow are in an upward trend. Typically, the issuer is a strong company in a well-established industry and has superior management. Issues rated "B" are regarded as having only an adequate capacity for timely payment. However, such capacity may be damaged by changing conditions or short-term adversities. The rating "C" is assigned to short-term debt obligations with a doubtful capacity for repayment. An issue rated "D" is either in default or is expected to be in default upon maturity.

Moody's Commercial Paper Ratings

     "Prime-1" is the highest commercial paper rating assigned by Moody's, which uses the numbers "1", "2" and "3" to denote relative strength within its highest classification of Prime. Commercial paper issuers rated Prime by Moody's have the following characteristics. Their short-term debt obligations carry the smallest degree of investment risk. Margins of support for current indebtedness are large or stable with cash flow and asset protection well assured. Current liquidity provides ample coverage of near-term liabilities and unused alternative financing arrangements are generally available. While protective elements may change over the intermediate or longer terms, such changes are most unlikely to impair the fundamentally strong position of short-term obligations.

     IBCA Limited/IBCA Inc. Commercial Paper Ratings. Short-term obligations, including commercial paper, rated A-1+ by IBCA Limited or its affiliate IBCA Inc., are obligations supported by the highest capacity for timely repayment. Obligations rated A-1 have a very strong capacity for timely repayment. Obligations rated A-2 have a strong capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

     Fitch Investors Service LLP. Commercial Paper Ratings. Fitch Investors Service LLP employs the rating F-1+ to indicate issues regarded as having the strongest degree of assurance for timely payment. The rating F-1 reflects an assurance of timely payment only slightly less in degree than issues rated F-1+, while the rating F-2 indicates a satisfactory degree of assurance for timely payment, although the margin of safety is not as great as indicated by the F-1+ and F-1 categories.

     Duff & Phelps Inc. Commercial Paper Ratings. Duff & Phelps Inc. employs the designation of Duff 1 with respect to top grade commercial paper and bank money instruments. Duff 1+ indicates the highest certainty of timely payment: short-term liquidity is clearly outstanding, and safety is just below risk-free U.S. Treasury short-term obligations. Duff 1- indicates high certainty of timely payment. Duff 2 indicates good certainty of timely payment: liquidity factors and company fundamentals are sound.

     Thomson BankWatch, Inc. ("BankWatch") Commercial Paper Ratings. BankWatch will assign both short-term debt ratings and issuer ratings to the issuers it rates. BankWatch will assign a short-term rating ("TBW-1", "TBW-2", "TBW-3", or "TBW-4") to each class of debt (e.g., commercial paper or non-convertible debt), having a maturity of one-year or less, issued by a holding company structure or an entity within the holding company structure that is rated by BankWatch. Additionally, BankWatch will assign an issuer rating ("A", "A/B", "B", "B/C", "C", "C/D", "D", "D/E", and "E") to each issuer that it rates.

     Various of the NRSROs utilize rankings within rating categories indicated by a + or -. The Portfolios, in accordance with industry practice, recognize such rankings within categories as graduations, viewing for example Standard & Poor's rating of A-1+ and A-1 as being in Standard & Poor's highest rating category.

Portfolio of Investments
Endeavor Series Trust
Opportunity Value Portfolio
March 31, 1997 (Unaudited)


                                                                   Value
   Shares                                                         (Note 1)
   ------                                                         --------
COMMON STOCK - 58.5%
                Banking - 10.1%
       2,500    Bank of Boston Corporation....................    $167,500
       1,700    Citicorp .....................................     184,025
         600    Wells Fargo & Company ........................     170,475
                                                                  --------
                                                                   522,000
                                                                  --------

                Insurance - 4.9%
       2,400    ACE, Ltd. ....................................     153,600
       2,300    EXEL Ltd. Ord.................................      97,175
                                                                  --------
                                                                   250,775
                                                                  --------

                Restaurants - 4.6%
       5,000    McDonald's Corporation .......................     236,250
                                                                  --------


                Energy - 4.5%
       4,000    Tenneco Inc ..................................     156,000
       2,000    Triton Energy Corporation+....................      77,500
                                                                  --------
                                                                   233,500
                                                                  --------

                Manufacturing and Engineering - 4.4%
       2,800    Caterpillar, Inc .............................     224,700
                                                                  --------


                Diversified Chemicals - 4.0%
       1,600    duPont (E.I.) de Nemours & Company ...........     169,600
         300    Hercules, Inc. ...............................      12,675
         600    Monsanto Company .............................      22,950
                                                                  --------
                                                                   205,225
                                                                  --------

                Financial Services - 3.5%
       4,600    Federal Home Loan Mortgage Corporation .......     125,350
       1,600    Federal National Mortgage Association ........      57,800
                                                                  --------
                                                                   183,150
                                                                  --------

                Paper and Paper Products - 3.5%
       4,000    Champion International Corporation ...........     182,000
                                                                  --------


                Aerospace and Defense - 3.5%
       1,400    Lockheed Martin Corporation...................     117,600
       1,000    McDonnell Douglas Corporation ................      61,000
                                                                  --------
                                                                   178,600
                                                                  --------

                See Notes to Financial Statements.

Endeavor Series Trust
Opportunity Value Portfolio
March 31, 1997 (Unaudited)


                                                                    Value
  Shares                                                           (Note 1)
  ------                                                           ---------
COMMON STOCK - (Continued)
              Electronics - 3.0%
     2,800    National Semiconductor Corporation+..............      $77,000
     1,500    Varian Associates, Inc...........................       80,250
                                                                   ---------
                                                                     157,250
                                                                   ---------

              Telecommunications - 3.0%
    13,000    Tele-Communications, Inc., Class A+ .............      156,000
                                                                   ---------


              Waste Disposal - 2.9%
     2,000    Browning-Ferris Industries, Inc....................     57,750
     3,000    WMX Technologies, Inc............................       91,875
                                                                   ---------
                                                                     149,625
                                                                   ---------

              Toys, Games and Hobbies - 2.8%
     6,000    Mattel, Inc .....................................      144,000
                                                                   ---------


              Food and Beverages - 2.3%
     3,000    Heinz (H.J.) Company.............................      118,500
                                                                   ---------


              Transportation - 0.8%
       700    Union Pacific Corporation........................       39,725
                                                                   ---------


              Metals and Mining - 0.4%
       700    Freeport McMoRan Copper & Gold, Inc., Class B ...       21,263
                                                                   ---------


              Drugs and Medical Products - 0.3%
       400    Becton, Dickinson & Company .....................       18,000
                                                                   ---------



              Total Common Stock
                 (Cost $3,149,798).............................    3,020,563
                                                                   ---------


              See Notes to Financial Statements.

Endeavor Series Trust
Opportunity Value Portfolio
March 31, 1997 (Unaudited)


  Principal                                                                      Value
    Amount                                                                      (Note 1)
  ---------                                                                    ---------
AGENCY SECURITIES - 20.5%
                 Federal Farm Credit Bank (FFCB) - 12.9%
                 FFCB, Discount Notes:
     $120,000       5.200%# due 04/07/1997.....................                 $119,896
      550,000       5.340%# due 04/30/1997.....................                  547,634
                                                                               -----------
                                                                                  667,530
                                                                               -----------

                 Federal Home Loan Bank (FHLB) - 7.6%
      395,000    FHLB, Discount Note,
                    5.370%# due 04/17/1997.....................                   394,057
                                                                               ----------

                 Total Agency Securities
                    (Cost $1,061,587)..........................                 1,061,587
                                                                               ----------

COMMERCIAL PAPER - 24.2%  (Cost $1,249,389)
     1,255,000   Ford Motor Credit Corporation,
                     5.550%# due 04/30/1997....................                 1,249,389
                                                                               ----------


TOTAL INVESTMENTS (Cost $5,460,774*)...........................     103.2 %     5,331,539
OTHER ASSETS AND LIABILITIES (Net).............................      (3.2)       (164,070)
                                                                 ---------     ----------
NET ASSETS.....................................................     100.0 %    $5,167,469
                                                                 =========     ==========

* Aggregate cost for federal tax purposes.
+ Non-income producing security.
# Rate represents annualized yield at date of purchase.

Abbreviation:
Ord. - Ordinary
--------------------------------------------------------------------------------
Statement of Assets and Liabilities
Endeavor Series Trust
Opportunity Value Portfolio
March 31, 1997 (Unaudited)
--------------------------------------------------------------------------------

     ASSETS:
     Investments, at value (Cost $5,460,774) (Note 1)
        See accompanying schedule................................................              $    5,331,539
     Cash........................................................................                       8,515
     Receivable for Portfolio shares sold........................................                     173,798
     Unamortized organization costs (Note 5).....................................                      24,073
     Dividends receivable........................................................                       2,948
     Receivable from investment manager (Note 2).................................                       2,802
                                                                                               --------------
     Total Assets................................................................                   5,543,675

     LIABILITIES:
     Payable for investment securities purchased.................................  $    344,092
     Organization costs payable (Note 5).........................................        26,000
     Investment management fee payable (Note 2)..................................         2,972
     Custodian fees payable (Note 2).............................................         1,205
     Transfer agent fees payable ................................................           167
     Accrued Trustees' fees and expenses (Note 2)................................           148
     Accrued expenses and other payables.........................................         1,622
                                                                                   ------------

     Total Liabilities...........................................................                     376,206
                                                                                               --------------
     NET ASSETS..................................................................              $    5,167,469
                                                                                               ==============

     NET ASSETS consist of:
     Undistributed net investment income..........................................             $       13,737
     Accumulated net realized gain on investments sold............................                      1,956
     Net unrealized depreciation of investments...................................                   (129,235)
     Paid-in capital..............................................................                  5,281,011
                                                                                               --------------
     Total Net Assets.............................................................             $    5,167,469
                                                                                               ==============

     NET ASSET VALUE,
        offering price and redemption price per share:
        ($5,167,469 / 515,792 shares of beneficial interest outstanding)..........             $        10.02
                                                                                               ==============

                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
Statement of Assets and Liabilities
Endeavor Series Trust
Opportunity Value Portfolio
For the Three Months Ended March 31, 1997 (Unaudited)
--------------------------------------------------------------------------------

     INVESTMENT INCOME:
     Interest.............................................................................               $       15,822
     Dividends............................................................................                        6,495
                                                                                                          -------------
     Total Investment Income..............................................................                       22,317

     EXPENSES:
     Investment management fee (Note 2)...................................................  $   5,354
     Custodian fees (Note 2)..............................................................      1,721
     Amortization of organization costs (Note 5)..........................................      1,300
     Transfer agent fees..................................................................        202
     Trustees fees and expenses (Note 2)..................................................         50
     Other................................................................................        245
                                                                                            ---------
        Total expenses....................................................................                        8,872
                                                                                                          -------------
     NET INVESTMENT INCOME................................................................                       13,445
                                                                                                          -------------
     REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
       (Notes 1 and 3):
        Net realized gain on investments during the period................................                        1,956
        Net change in unrealized depreciation of investments during the period............                    (129,395)
                                                                                                         -------------
     Net realized and unrealized loss on investments......................................                    (127,439)
                                                                                                         -------------
     NET DECREASE IN NET ASSETS RESULTING FROM
       OPERATIONS.........................................................................               $    (113,994)
                                                                                                         =============

                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
Statement of Changes in Net Assets
Endeavor Series Trust
Opportunity Value Portfolio
--------------------------------------------------------------------------------

                                                                                             Three months
                                                                                                 Ended
                                                                                                03/31/97
                                                                                              (unaudited)
                                                                                            ------------
    Net investment income...............................................................   $      13,445
    Net realized gain on investments during the period..................................           1,956
    Net unrealized depreciation of investments during the period........................        (129,395)
                                                                                            ------------
    Net decrease in net assets resulting from operations................................        (113,994)
    Net increase in net assets from Portfolio share transactions (Note 4)...............       4,580,338
                                                                                            ------------
    Net increase in net assets..........................................................       4,466,344

    NET ASSETS:
    Beginning of period.................................................................         701,125
                                                                                            ------------
    End of period (including undistributed net investment income of $13,737)............   $   5,167,469
                                                                                            ============


                      See Notes to Financial Statements.



Financial Highlights
Endeavor Series Trust
Opportunity Value Portfolio
For a Portfolio share outstanding throughout the period

                                                                                          Three Months
                                                                                             Ended
                                                                                            03/31/97
                                                                                         (unaudited)+++
                                                                                         ---------------
Operating performance:
Net asset value, beginning of period.................................................     $        10.06
                                                                                          --------------
Net investment income................................................................               0.05
Net realized and unrealized loss on investments......................................              (0.09)
                                                                                          --------------
Net decrease in net assets resulting from investment operations......................              (0.04)
                                                                                          --------------
Net asset value, end of period.......................................................     $        10.02
                                                                                          ==============
Total return ++......................................................................              (0.04)%
                                                                                          ==============
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's).................................................     $        5,167
Ratio of net investment income to average net assets.................................              1.97%+
Ratio of operating expenses to average net assets....................................              1.30%+
Portfolio turnover rate..............................................................                 4%
Average commission rate (per share of security)(a)...................................     $        0.0564

---------------------------------------
+    Annualized.
++   Total return represents aggregate total return for the period indicated.
+++ Per share amounts have been calculated using the monthly average share method which more appropriately presents the per share data for the period since use of the undistributed method did not accord with results of operations.
(a) Average commission rate paid per share of securities purchased and sold by the Portfolio.
                      See Notes to Financial Statements

ENDEAVOR SERIES TRUST
OPPORTUNITY VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (Unaudited)

1. Significant Accounting Policies

   Endeavor Series Trust (the "Fund") was organized as a Massachusetts business trust on November 19, 1988 under the laws of the Commonwealth of Massachusetts. The Fund is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. As of the date of these financial statements, the Fund offers nine managed investment portfolios. The information presented in these financial statements pertains only to the Opportunity Value Portfolio (the "Portfolio"). The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Portfolio Valuation:

   Generally, the Portfolio's investments are valued at market value or, in the absence of market value with respect to any portfolio securities, at fair value as determined by, or under the direction of, the Board of Trustees. Portfolio securities for which the primary market is on a domestic or foreign exchange, or which are traded over-the-counter and quoted on the NASDAQ System, are valued at the last sale price on the day of valuation or, if there was no sale that day, at the last reported bid price using prices as of the close of trading. Portfolio securities not quoted on the NASDAQ System that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued at the most recently quoted bid price provided by the principal market makers. In the case of any securities which are not actively traded, these investments are stated at fair value as determined under the direction of the Board of Trustees. Short-term investments that mature in 60 days or less are valued at amortized cost.

   Foreign securities traded outside the United States are generally valued as of the time their trading is complete, which is usually different from the close of the New York Stock Exchange. Occasionally, events affecting the value of such securities may occur between such times and the close of the New York Stock Exchange that will not be reflected in the computation of the Portfolio's net asset value. If events materially affecting the value of such securities occur during such period, these securities will be valued at their fair value according to procedures decided upon in good faith by the Fund's Board of Trustees. All securities and other assets of the Portfolio initially expressed in foreign currencies will be converted to U.S. dollar values at the mean of the bid and offer prices of such currencies against U.S. dollars last quoted on a valuation date by any recognized dealer.

Securities Transactions and Investment Income:

   Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

   Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Interest income is not accrued until settlement date.


ENDEAVOR SERIES TRUST
OPPORTUNITY VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Forward Foreign Currency Contracts:

   The Opportunity Value Portfolio may engage in forward foreign currency exchange contracts. The Portfolio engages in forward foreign currency exchange transactions to protect against changes in future exchange rates. Forward foreign currency exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by the Portfolio as an unrealized gain or loss. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the Portfolio's securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

Foreign Currency:

   The books and records of the Portfolio are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investment securities, and items of income and expense are translated on the respective dates of such transactions. Unrealized gains and losses which result from changes in foreign currency exchange rates have been included in the unrealized appreciation/ (depreciation) of investments and net other assets. Net realized foreign currency gains and losses include the effect of changes in exchange rates between trade date and settlement date on investment security transactions, foreign currency transactions and interest and dividends received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gains and losses on investment securities sold.

Dividends and Distributions to Shareholders:

   Dividends from net investment income of the Portfolio are declared and paid at least annually. For the Portfolio, all net realized long-term or short-term capital gains, if any, will be declared and distributed at least annually.

   Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income, gains and losses on various investment securities held by the Portfolio, timing differences in the recognition of income, gains and losses and differing characterizations of distributions made by the Fund.

ENDEAVOR SERIES TRUST
OPPORTUNITY VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)


Federal Income Taxes:

   The Fund intends that the Portfolio qualify annually as a regulated investment company, if such qualification is in the best interest of its shareholders, by complying with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and by distributing substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

2. Investment Management Fee, Administrative Fee, Investment Advisory Fee and Other Related Party Transactions

   The Fund is managed by Endeavor Investment Advisers (the "Investment Manager") pursuant to a management agreement. The Investment Manager is a general partnership of which Endeavor Management Co. is the managing partner. The Investment Manager is responsible for providing investment management and administrative services to the Fund, including selecting the investment adviser (the "Adviser") for the Fund's Portfolio. As compensation for these services, the Portfolio pays the Investment Manager a monthly fee at the annual rate of 0.80% of the Portfolio's average daily net assets.

   From the investment management fees, the Investment Manager pays the expenses of providing investment advisory services to the Portfolio, including the fees of the Adviser of the Portfolio. The Investment Manager also pays the fees and expenses of First Data Investor Services Group, Inc. ("FDISG"), a wholly-owned subsidiary of First Data Corporation. FDISG assists the Investment Manager in the performance of its administrative responsibilities to the Portfolio. As compensation for these services, the Investment Manager pays FDISG a fee computed and payable monthly at an annual rate of .10% of the Fund's aggregate daily net assets on the first $600 million, .06% on the next $400 million and
 .01% on assets exceeding $1 billion, with a minimum annual fee for the Portfolio of $40,000 until its assets reach $40 million.

   OpCap Advisors ("OpCap"), a subsidiary of Oppenheimer Capital, serves as the Adviser to the Portfolio pursuant to a separate investment advisory agreement between the Investment Manager and OpCap. As compensation for its services as investment adviser, the Investment Manager pays OpCap a monthly fee at the annual rate of .40% of the average daily net assets of the Portfolio.

   From time to time the Investment Manager may waive a portion or all of the fees otherwise payable to it and/or reimburse expenses. The Investment Manager has voluntarily undertaken to waive its fees and has agreed to bear certain expenses so that total expenses of the Portfolio do not exceed 1.30% of the Portfolio's average daily net assets. For the three month period ended March 31, 1997, the Investment Manager did not waive fees or reimburse expenses of the Portfolio.

   Boston Safe Deposit and Trust Company, an indirect wholly-owned subsidiary of Mellon Bank Corporation, serves as the Fund's custodian. FDISG serves as the Fund's transfer agent.


ENDEAVOR SERIES TRUST
OPPORTUNITY VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

   For the three month period ended March 31, 1997, the Portfolio incurred total brokerage commissions of $2,900 of which $2,035 was paid to Oppenheimer & Company, Inc., an affiliate broker-dealer of the Adviser.

   No director, officer or employee of the Investment Manager, Endeavor Management Co., the Adviser or FDISG received any compensation from the Portfolio for serving as an officer or Trustee of the Fund. The Fund pays each Trustee who is not a director, officer or employee of the Investment Manager, Endeavor Management Co., the Adviser, FDISG or any of their affiliates $2,500 per annum plus $500 per regularly scheduled meeting attended and reimburses them for travel and out-of-pocket expenses. Each series of the Fund, including the Portfolio, bears its proportionate share of such fees and expenses.

3. Purchases and Sales of Securities

   Purchases of securities, excluding short-term investments, for the three month period ended March 31, 1997 were $180,713. Purchases and proceeds from sales of securities excluding U.S. government securities and short-term investments, for the three month period ended March 31, 1997 were $2,789,128 and $64,645, respectively.

   At March 31, 1997, aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $27,152 and $156,387, respectively.

4. Shares of Beneficial Interest

   The Fund has authorized an unlimited number of shares of beneficial interest without par value. Changes in shares of beneficial interest for the Portfolio were as follows:


                    Three Month
                   Period Ended
                     03/31/97
                   ------------
                Shares      Amount
                -------   ----------
Sold..........  458,614   $4,708,736
Redeemed......  (12,535)    (128,398)
                -------   ----------
Net increase..  446,079   $4,580,338
                =======   ==========


ENDEAVOR SERIES TRUST
OPPORTUNITY VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

5. Organization Costs

   Organization costs are amortized on a straight-line basis over a period of five years from the commencement of operations of the Portfolio. In the event that any of the 10 initial shares of the Portfolio owned by a separate account of PFL Life Insurance Company are redeemed during such amortization period, the redemption proceeds will be reduced for any unamortized organization costs in the same proportion as the number of shares redeemed bears to the number of initial shares outstanding at the time of the redemption. The Fund bears the expense of registering and qualifying the shares of the Portfolio for distribution under Federal and state securities regulations.


ENDEAVOR SERIES TRUST
OPPORTUNITY VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)


--------------------------------------------------------------------------------
        The Financial Statements contained herein are submitted for the general information of the policyholders of The Endeavor Variable Annuity. This report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
--------------------------------------------------------------------------------

                             WRL SERIES FUND, INC.

                               GROWTH PORTFOLIO

                      STATEMENT OF ADDITIONAL INFORMATION

  This Statement of Additional Information is not a prospectus but supplements and should be read in conjunction with the Prospectus for the Growth Portfolio of the WRL Series Fund, Inc. (the "Fund"). A copy of the Prospectus may be obtained by writing PFL Life Insurance Company, Administrative and Service Office, Financial Markets Division--Variable Annuity Dept., 4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499 or by calling (800) 525-6205.

               -------------------------------------------------

                     WRL INVESTMENT MANAGEMENT, INC.

                              Investment Adviser

                           JANUS CAPITAL CORPORATION

                                  Sub-Adviser

               -------------------------------------------------

  The date of the Prospectus to which this Statement of Additional Information relates and the date of this Statement of Additional Information is May 1, 1997.

                               TABLE OF CONTENTS

                                  PAGE IN THIS STATEMENT OF CROSS-REFERENCE TO
                                   ADDITIONAL INFORMATION   PAGE IN PROSPECTUS
                                  ------------------------- ------------------
Investment Objective and
 Policies........................              3                     5
  Investment Restrictions........              3                     6
  Repurchase and Reverse Repur-
   chase Agreements..............              5                    10
  Lending of Portfolio
   Securities....................              5                     6
  Foreign Securities.............              6                    12
  Non-Investment Grade Debt
   Securities....................              6                     6
  Investments in Futures, Options
   and Other Derivative
   Instruments...................              7                     8
Management of the Fund...........             19                    14
  Directors and Officers.........             19                    14
  The Investment Adviser.........             22                    14
  Distribution and Service Plans.             24                    16
  The Sub-Adviser................             25                    17
  Joint Trading Accounts.........             25                    18
Portfolio Transactions and
 Brokerage.......................             26                    18
  Portfolio Turnover.............             26                     7
  Placement of Portfolio
   Brokerage.....................             26                    18
Purchase and Redemption of
 Shares..........................             28                    19
  Offering of the Shares and
   Determination of Offering
   Price.........................             28                    20
  Portfolio Net Asset Valuation..             28                    19
Investment Experience
 Information.....................             29                     4
Calculation of Performance Re-
 lated Information...............             29                     4
  Total Return...................             29                     4
Taxes............................             30                    21
Capital Stock of the Fund........             32                    19
Registration Statement...........             32                   N/A
Financial Statements.............             32                    21
Other Information................             32                    21
Appendix A--Description of Port-
 folio Securities................            A-1                     8
Appendix B--Description of
 Selected Corporate Bond and Com-
 mercial Paper Ratings...........            B-1                     6

                       INVESTMENT OBJECTIVE AND POLICIES

  The investment objective of the Growth Portfolio (the "Portfolio") of the Fund is described in the Portfolio's Prospectus. Shares of the Portfolio are sold only to the separate accounts of Western Reserve Life Assurance Co. of Ohio ("WRL"), PFL Life Insurance Company, an affiliate of WRL, and to separate accounts of certain of their affiliated life insurance companies (collectively, the "Separate Accounts") to fund benefits under certain variable life insurance policies (the "Policies") and variable annuity contracts (the "Annuity Contracts", or "Contracts").

  As indicated in the Prospectus, the Portfolio's investment objective and, unless otherwise noted, its investment policies and techniques, may be changed by the Board of Directors of the Fund without approval of shareholders or owners of the Policies or the Annuity Contracts (collectively, "Contract Owners"). A change in the investment objective or policies of the Portfolio may result in the Portfolio's having an investment objective or policies different from those which a Contract Owner deemed appropriate at the time of investment.

INVESTMENT RESTRICTIONS

  As indicated in the Prospectus, the Portfolio is subject to certain fundamental policies and restrictions which may not be changed without the approval of the holders of a majority of the outstanding voting shares of the Portfolio. "Majority" for this purpose and under the Investment Company Act of 1940, as amended (the "1940 Act") means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares of the Portfolio are represented or (ii) more than 50% of the outstanding shares of the Portfolio. A complete statement of all such fundamental policies is set forth below.

  The Portfolio may not, as a matter of fundamental policy:

  1. With respect to 75% of the Portfolio's total assets, purchase the securities of any one issuer (other than cash items and "Government securities" as defined in the 1940 Act) if immediately after and as a result of such purchase (a) the value of the holdings of the Portfolio in the securities of such issuer exceeds 5% of the value of the Portfolio's total assets, or (b) the Portfolio owns more than 10% of the outstanding voting securities of any one class of securities of such issuer;

  2. Invest more than 25% of the value of the Portfolio's assets in any particular industry (other than Government securities);

  3. Purchase or sell physical commodities other than foreign currencies unless acquired as a result of ownership of securities (but this restriction shall not prevent the Portfolio from purchasing or selling options, futures contracts, caps, floors and other derivative instruments, engaging in swap transactions or investing in securities or other instruments backed by physical commodities);

  4. Invest directly in real estate or interests in real estate, including limited partnership interests; however, the Portfolio may own debt or equity securities issued by companies engaged in those businesses;

  5. Act as underwriter of securities issued by others, except to the extent that it may be deemed an underwriter in connection with the disposition of portfolio securities of the Portfolio; and

  6. Lend any security or make any other loan if, as a result, more than 25% of its total assets would be lent to other parties (but this limitation does not apply to purchases of commercial paper, debt securities or to repurchase agreements).

  Furthermore, the Portfolio has adopted the following non-fundamental investment restrictions which may be changed by the Board of Directors of the Fund without shareholder or Contract Owner approval:

  (A) The Portfolio may not, as a matter of non-fundamental policy: (i) enter into any futures contracts or options on futures contracts for purposes other than bona fide hedging transactions within the meaning of Commodity Futures Trading Commission regulations if the aggregate initial margin deposits and premiums required to establish positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions would exceed 5% of the fair market value of the Portfolio's net assets, after taking into account unrealized profits and losses on such contracts it has entered into and (ii) enter into any futures contracts or options on futures contracts if the aggregate amount of the Portfolio's commitments under outstanding futures contracts positions and options on futures contracts would exceed the market value of its total assets;

  (B) The Portfolio may not mortgage or pledge any securities owned or held by the Portfolio in amounts that exceed, in the aggregate, 15% of the Portfolio's net assets, provided that this limitation does not apply to reverse repurchase agreements or in the case of assets deposited to provide margin or guarantee positions in options, futures contracts, swaps, forward contracts or other derivative instruments or segregation of assets in connection with such transactions;

  (C) The Portfolio may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in options, futures contracts, swaps, forward contracts and other derivative instruments are not deemed to constitute selling securities short;

  (D) The Portfolio may not purchase securities on margin, except that the Portfolio may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits made in connection with transactions in options, futures contracts, swaps, forward contracts, and other derivative instruments shall not be deemed to constitute purchasing securities on margin;

  (E) The Portfolio may borrow money only for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 25% of the value of the Portfolio's total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that exceed 25% of the value of the Portfolio's total assets by reason of a decline in net assets will be reduced within three business days to the extent necessary to comply with the 25% limitation. This policy shall not prohibit reverse repurchase agreements or deposits of assets to provide margin or guarantee positions in connection with transactions in options, futures contracts, swaps, forward contracts, or other derivative instruments or the segregation of assets in connection with such transactions;

  (F) The Portfolio may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 or any securities for which the Board of Directors or the Sub-Adviser, as appropriate, has made a determination of liquidity, as permitted under the 1940 Act;

  (G) The Portfolio may not (i) purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid, or (ii) purchase or retain securities issued by other open-end investment companies. Restrictions (i) and (ii) do not apply to money market funds or to securities received as dividends, through offers to exchange, or as a result of reorganization, consolidation, or merger. If the Portfolio invests in a money market fund, the Investment Adviser will reduce its advisory fee by the amount of any investment advisory or administrative service fees paid to the investment manager of the money market fund;

  (H) The Portfolio may not invest directly in oil, gas or other mineral development or exploration programs or leases; however, the Portfolio may own debt or equity securities of companies engaged in those businesses;

  (I) The Portfolio may not invest more than 25% of its net assets at the time of purchase in the securities of foreign issuers and obligors;

  (J) The Portfolio may not invest in companies for the purpose of exercising control or management; and

  (K) The Portfolio may not issue senior securities, except as permitted by the 1940 Act.

  Except with respect to borrowing money, if a percentage limitation set forth above is complied with at the time of the investment, a subsequent change in the percentage resulting from any change in value or of the Portfolio's net assets will not result in a violation of such restriction. State laws and regulations may impose additional limitations on borrowing, lending and use of options, futures, and other derivative instruments. In addition, such laws and regulations may require the Portfolio's investments in foreign securities to meet additional diversification and other requirements.

REPURCHASE AND REVERSE REPURCHASE AGREEMENTS

  In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed upon incremental amount that is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked-to-market daily) of the underlying security. The Portfolio may engage in a repurchase agreement with respect to any security in which it is authorized to invest. While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delays and costs to the Portfolio in connection with bankruptcy proceedings), it is the policy of the Portfolio to limit repurchase agreements to those parties whose creditworthiness has been reviewed and found satisfactory by the Sub-Adviser.

  In a reverse repurchase agreement, the Portfolio sells a portfolio security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, the Portfolio will maintain cash and appropriate liquid assets in a segregated custodial account to cover its obligation under the agreement. The Portfolio will enter into reverse repurchase agreements only with parties that the Sub-Adviser deems creditworthy.

LENDING OF PORTFOLIO SECURITIES

  The Portfolio may lend its portfolio securities subject to the restrictions stated in this Statement of Additional Information. Under applicable regulatory requirements (which are subject to change), the following conditions apply to securities loans: (a) the loan must be continuously secured by liquid assets maintained on a current basis in an amount at least equal to the market value of the securities loaned; (b) the Portfolio must receive any dividends or interest paid by the issuer on such securities; (c) the Portfolio must have the right to call the loan and obtain the securities loaned at any time upon notice of not more than five business days, including the right to call the loan to permit voting of the securities; and (d) the Portfolio must receive either interest from the investment of collateral or a fixed fee from the borrower. Securities loaned by the Portfolio remain subject to fluctuations in market value. The Portfolio may pay reasonable finders, custodian and administrative fees in connection with a loan. Securities lending, as with other extensions of credit, involves the risk that the borrower may default. Although securities loans will be fully collateralized at all times, the Portfolio may experience delays in, or be prevented from, recovering the collateral. During the period that the Portfolio seeks to enforce its rights against the borrower, the collateral and the securities loaned remain subject to fluctuations in market value. The Portfolio does not have the right to vote securities on loan, but would terminate the loan and regain the right to vote if it were considered important with respect to the investment. The Portfolio may also incur expenses in enforcing its rights. If the Portfolio has sold a loaned security, it may not be able to settle the sale of the security and may incur potential liability to the buyer of the security on loan for its costs to cover the purchase.

FOREIGN SECURITIES

  Subject to the limitations set forth above, the Portfolio may purchase certain foreign securities. Investments in foreign securities, particularly those of non-governmental issuers, involve considerations which are not ordinarily associated with investing in domestic issuers. These considerations include changes in currency rates, currency exchange control regulations, the possibility of expropriation, the unavailability of financial information or the difficulty of interpreting financial information prepared under foreign accounting standards, less liquidity and more volatility in foreign securities markets, the impact of political, social or diplomatic developments, and the difficulty of assessing economic trends in foreign countries. It is possible that market quotations for foreign securities will not be readily available. In such event, these securities shall be valued at fair market value as determined in good faith by the Sub-Adviser under the supervision of the Board of Directors. If it should become necessary, the Portfolio could encounter greater difficulties in invoking legal processes abroad than would be the case in the United States. Transaction costs with respect to foreign securities may be higher. The Investment Adviser and the Sub-Adviser will consider these and other factors before investing in foreign securities. The Portfolio will not concentrate its investments in any particular foreign country.

  To the extent the Portfolio invests directly in foreign securities, the Portfolio will engage in foreign exchange transactions. The foreign currency exchange market is subject to little government regulation, and such transactions generally occur directly between parties rather than on an exchange or in an organized market. This means that the Portfolio is subject to the full risk of default by a counterparty in such a transaction. Because such transactions often take place between different time zones, the Portfolio may be required to complete a currency exchange transaction at a time outside of normal business hours in the counterparty's location, making prompt settlement of such transaction impossible. This exposes the Portfolio to an increased risk that the counterparty will be unable to settle the transaction. Although the counterparty in such transactions is often a bank or other financial institution, currency transactions are generally not covered by insurance otherwise applicable to such institutions. For a more detailed explanation regarding the special risks of investing in foreign securities, see "Foreign Investments and Special Risks" in the Prospectus.

NON-INVESTMENT GRADE DEBT SECURITIES

  The Portfolio may, but does not currently invest, or intend to invest, in debt securities below the four highest grades ("lower grade debt securities") as determined by Moody's Investors

Service, Inc. ("Moody's") (Baa) or Standard & Poor's (BBB). The Portfolio does not currently intend to invest more than 5% of its assets in non-investment grade securities. Before investing in any lower-grade debt securities, the Sub-Adviser will determine that such investments meet the Portfolio's investment objectives and that the lower-grade debt securities' ratings are supported by an internal credit review, which the Sub-Adviser will conduct in each such instance. Lower-grade debt securities usually have moderate to poor protection of principal and interest payments, have certain speculative characteristics (see Appendix B for a description of the ratings), and involve greater risk of default or price declines due to changes in the issuer's creditworthiness than investment-grade debt securities. Because the market for lower-grade debt securities may be thinner and less active than for investment grade debt securities, there may be market price volatility for these securities and limited liquidity in the resale market. Market prices for lower-grade debt securities may decline significantly in periods of general economic difficulty or rising interest rates. Through portfolio diversification and credit analysis, investment risk can be reduced, although there can be no assurance that losses will not occur.

  The quality limitation set forth in the Portfolio's investment policies is determined immediately after the Portfolio's acquisition of a given security. Accordingly, any later change in ratings will not be considered when determining whether an investment complies with the Portfolio's investment policies.

INVESTMENTS IN FUTURES, OPTIONS AND OTHER DERIVATIVE INSTRUMENTS

  Futures Contracts. The Portfolio may enter into contracts for the purchase or sale for future delivery of fixed-income securities, foreign currencies or contracts based on financial indices including interest rates or indices of U.S. Government or foreign government securities or equity or fixed-income securities ("futures contracts"). U.S. futures contracts are traded on exchanges that have been designated "contract markets" by the Commodity Futures Trading Commission ("CFTC") and must be executed through a futures commission merchant ("FCM"), or brokerage firm, which is a member of the relevant contract market. Through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange. Since all transactions in the futures market are made through a member of, and are offset or fulfilled through a clearinghouse associated with, the exchange on which the contracts are traded, the Portfolio will incur brokerage fees when it buys or sells futures contracts.

  When the Portfolio buys or sells a futures contract, it incurs a contractual obligation to receive or deliver the underlying instrument (or a cash payment based on the difference between the underlying instrument's closing price and the price at which the contract was entered into) at a specified price on a specified date. Transactions in futures contracts will not be made for speculation and will not be made other than to seek to hedge against potential changes in interest or currency exchange rates or the price of a security or a securities index which might correlate with or otherwise adversely affect either the value of the Portfolio's securities or the prices of securities which the Portfolio is considering buying at a later date.

  The buyer or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the buyer and seller are required to deposit "initial margin" for the benefit of an FCM when the contract is entered into. Initial margin deposits are equal to a percentage of the contract's value, as set by the exchange on which the contract is traded, and may be maintained in cash or certain high-grade liquid assets. If the value of either party's position declines, that party will be required to make additional "variation margin" payments with an FCM to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments are similar to good faith deposits or performance bonds, unlike margin extended by a securities broker, and initial and variation margin payments do not constitute purchasing securities on margin for purposes of the Portfolio's investment limitations. In the event of the bankruptcy of an FCM that holds margin on behalf of the Portfolio, the Portfolio may be entitled to return of margin owed to the Portfolio only in proportion to the amount received by the FCM's other customers. The Sub-Adviser will attempt to minimize the risk by careful monitoring of the creditworthiness of the FCM's with which the Portfolio does business and by depositing margin payments in a segregated account with the custodian when practical or otherwise required by law.

  Although the Portfolio would hold cash and liquid assets in a segregated account with a value sufficient to cover the Portfolio's open futures obligations, the segregated assets would be available to the Portfolio immediately upon closing out the futures position, while settlement of securities transactions could take several days. However, because the Portfolio's cash that may otherwise be invested would be held uninvested or invested in high-grade liquid assets so long as the futures position remains open, the Portfolio's return could be diminished due to the opportunity cost of foregoing other potential investments.

  The acquisition or sale of a futures contract may occur, for example, when the Portfolio holds or is considering purchasing equity securities and seeks to protect itself from fluctuations in prices without buying or selling those securities. For example, if prices were expected to decrease, the Portfolio might sell equity index futures contracts, thereby hoping to offset a potential decline in the value of equity securities in the Portfolio by a corresponding increase in the value of the futures contract position held by the Portfolio and thereby preventing the Portfolio's net asset value from declining as much as it otherwise would have. The Portfolio also could seek to protect against potential price declines by selling portfolio securities and investing in money market instruments. However, since the futures market is more liquid than the cash market, the use of futures contracts as an investment technique allows the Portfolio to maintain a defensive position without having to sell portfolio securities.

  Similarly, when prices of equity securities are expected to increase, futures contracts may be bought to attempt to hedge against the possibility of having to buy equity securities at higher prices. This technique is sometimes known as an anticipatory hedge. Since the fluctuations in the value of futures contracts should be similar to those of equity securities, the Portfolio could take advantage of the potential rise in the value of equity securities without buying them until the market has stabilized. At that time, the futures contracts could be liquidated and the Portfolio could buy equity securities on the cash market. To the extent the Portfolio enters into futures contracts for this purpose, the assets in the segregated asset account maintained to cover the Portfolio's obligations with respect to futures contracts will consist of high-grade liquid assets from its portfolio in an amount equal to the difference between the contract price and the aggregate value of the initial and variation margin payments made by the Portfolio with respect to the futures contracts.

  The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial margin and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close out futures contracts through offsetting transactions which could distort the normal price relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced and prices in the futures market distorted. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of the foregoing distortions, a correct forecast of general price trends by the Sub-Adviser still may not result in a successful use of futures contracts.

  Futures contracts entail risks. Although the Sub-Adviser believes that use of such contracts can benefit the Portfolio, if the Sub-Adviser's investment judgment is incorrect, the Portfolio's overall performance could be worse than if the Portfolio had not entered into futures contracts. For example, if the Portfolio has attempted to hedge against the effects of a possible decrease in prices of securities held by the Portfolio and prices increase instead, the Portfolio may lose part or all of the benefit of the increased value of these securities because of offsetting losses in the Portfolio's futures positions. In addition, if the Portfolio has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements. Those sales may, but will not necessarily, be at increased prices which reflect the rising market and may occur at a time when the sales are disadvantageous to the Portfolio.

  The prices of futures contracts depend primarily on the value of their underlying instruments. Because there are a limited number of types of futures contracts, it is possible that the standardized futures contracts available to the Portfolio will not match exactly the Portfolio's current or potential investments. The Portfolio may buy and sell futures contracts based on underlying instruments with different characteristics from the securities in which it typically invests--for example, by hedging investments in portfolio securities with a futures contract based on a broad index of securities--which involves a risk that the futures position will not correlate precisely with the performance of the Portfolio's investments.

  Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments correlate with the Portfolio's investments. Futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instruments, and the time remaining until expiration of the contract. Those factors may affect securities prices differently from futures prices. Imperfect correlations between the Portfolio's investments and its futures positions may also result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, and from imposition of daily price fluctuation limits for futures contracts. The Portfolio may buy or sell futures contracts with a greater or lesser value than the securities it wishes to hedge or is considering purchasing in order to attempt to compensate for differences in historical volatility between the futures contract and the securities, although this may not be successful in all cases. If price changes in the Portfolio's futures positions are poorly correlated with its other investments, its futures positions may fail to produce desired gains or result in losses that are not offset by the gains in the Portfolio's other investments.

  Because futures contracts are generally settled within a day from the date they are closed out, compared with a settlement period of seven days for some types of securities, the futures markets can provide superior liquidity to the securities markets. Nevertheless, there is no assurance a liquid secondary market will exist for any particular futures contract at any particular time. In addition, futures exchanges may establish daily price fluctuation limits for futures contracts and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached, it may be impossible for the Portfolio to enter into new positions or close out existing positions. If the secondary market for a futures contract is not liquid because of price fluctuation limits or otherwise, the Portfolio may not be able to promptly liquidate unfavorable positions and potentially be required to continue to hold a futures position until the delivery date, regardless of changes in its value. As a result, the Portfolio's access to other assets held to cover its futures positions also could be impaired.

  Although futures contracts by their terms call for the delivery or acquisition of the underlying commodities or a cash payment based on the value of the underlying commodities, in most cases the contractual obligation is offset before the delivery date of the contract by buying, in the case of a contractual obligation to sell, or selling, in the case of a contractual obligation to buy, an identical futures contract on a commodities exchange. Such a transaction cancels the obligation to make or take delivery of the commodities.

  The Portfolio intends to comply with guidelines of eligibility for exclusion from the definition of the term "commodity pool operator" with the CFTC and the National Futures Association, which regulate trading in the futures markets. Such guidelines presently require that to the extent that the Portfolio enters into futures contracts or options on a futures position that are not for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums on these positions (excluding the amount by which options are "in-the-money") may not exceed 5% of the Portfolio's net assets.

  Options on Futures Contracts. The Portfolio may buy and write options on futures contracts for only hedging purposes. An option on a futures contract gives the Portfolio the right (but not the obligation) to buy or sell a futures contract at a specified price on or before a specified date. The purchase and writing of options on futures contracts is similar in some respects to the purchase and writing of options on individual securities. See "Options on Securities" on page 14. Transactions in options on futures contracts will not be made for speculation and will not be made other than to attempt to hedge against potential changes in interest rates or currency exchange rates or the price of a security or a securities index which might correlate with or otherwise adversely affect either the value of the Portfolio's securities or the prices of securities which the Portfolio is considering buying at a later date.

  The purchase of a call option on a futures contract may or may not be less risky than ownership of the futures contract or the underlying instrument, depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying instrument. As with the purchase of futures contracts, when the Portfolio is not fully invested it may buy a call option on a futures contract to attempt to hedge against a market advance.

  The writing of a call option on a futures contract may constitute a partial hedge against declining prices of the security or foreign currency which is deliverable under, or of the index comprising, the futures contract. If the futures price at the expiration of the option is below the exercise price, the Portfolio will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Portfolio's holdings. The writing of a put option on a futures contract may constitute a partial hedge against increasing prices of the security or foreign currency which is deliverable under, or of the index comprising, the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Portfolio will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Portfolio is considering buying. If a call or put option the Portfolio has written is exercised, the Portfolio will incur loss which will be reduced by the amount of the premium it received. Depending on the degree of correlation between change in the value of its portfolio securities and changes in the value of the futures positions, the Portfolio's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

  The purchase of a put option on a futures contract is similar in some respect to the purchase of protective put options on portfolio securities. For example, the Portfolio may buy a put option on a futures contract to attempt to hedge the Portfolio's securities against the risk of falling prices.

  The amount of risk the Portfolio assumes when it buys an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the options bought.

  Forward Contracts. The Portfolio may enter into forward foreign currency exchange contracts ("forward currency contracts") to attempt to minimize the risk to the Portfolio from adverse changes in the relationship between the U.S. dollar and other currencies. A forward currency contract is an obligation to buy or sell an amount of a specified currency for an agreed price (which may be in U.S. dollars or a foreign currency) at a future date which is individually negotiated between currency traders and their customers. The Portfolio may invest in forward currency contracts with stated contract values of up to the value of the Portfolio's assets.

  The Portfolio may exchange foreign currencies for U.S. dollars and for other foreign currencies in the normal course of business and may buy and sell currencies through forward currency contracts in order to fix a price for securities it has agreed to buy or sell. The Portfolio may enter into a forward currency contract, for example, when it enters into a contract to buy or sell a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of the security ("transaction hedge").

  Additionally, when the Sub-Adviser believes that a foreign currency in which portfolio securities are denominated may suffer a substantial decline against the U.S. dollar, the Portfolio may enter into a forward currency contract to sell an amount of that foreign currency (or a proxy currency whose performance is expected to replicate the performance of that currency) for U.S. dollars approximating the value of some or all of the portfolio securities denominated in that currency (not exceeding the value of the Portfolio's assets denominated in that currency) or by participating in options or futures contracts with respect to the currency, or, when the Sub-Adviser believes that the U.S. dollar may suffer a substantial decline against a foreign currency, the Portfolio may enter into a forward currency contract to buy that foreign currency for a fixed U.S. dollar amount ("position hedge"). This type of hedge seeks to minimize the effect of currency appreciation as well as depreciation, but does not protect against a decline in the security's value relative to other securities denominated in the foreign currency.

  The Portfolio also may enter into a forward currency contract with respect to a currency where the Portfolio is considering the purchase of investments denominated in that currency but has not yet done so ("anticipatory hedge").

  In any of the above circumstances the Portfolio may, alternatively, enter into a forward currency contract with respect to a different foreign currency when the Sub-Adviser believes that the U.S. dollar value of that currency will correlate with the U.S. dollar value of the currency in which portfolio securities of, or being considered for purchase by, the Portfolio are denominated ("cross-hedge"). For example, if the Sub-Adviser believes that a particular foreign currency may decline relative to the U.S. dollar, the Portfolio could enter into a contract to sell that currency or a proxy currency (up to the value of the Portfolio's assets denominated in that currency) in exchange for another currency that the Sub-Adviser expects to remain stable or to appreciate relative to the U.S. dollar. Shifting the Portfolio's currency exposure from one foreign currency to another removes the Portfolio's opportunity to profit from increases in the value of the original currency and involves a risk of increased losses to the Portfolio if the Sub-Adviser's projection of future exchange rates is inaccurate.

  The Portfolio also may enter into forward contracts to buy or sell at a later date instruments in which the Portfolio may invest directly or on financial indices based on those instruments. The market for those types of forward contracts is developing and it is not currently possible to identify instruments on which forward contracts might be created in the future.

  Forward contracts are currently considered illiquid. Accordingly, the Fund's custodian will place cash or high-grade liquid assets in a segregated account of the Portfolio having a value equal to the aggregate amount of the Portfolio's commitments under forward contracts entered into with respect to position hedges and cross-hedges. If the value of the securities placed in the segregated account declines, additional cash or high-grade liquid assets will be placed in the account on a daily basis so that the value of the account will be equal to the amount of the Portfolio's commitments with respect to such contracts. As an alternative to maintaining all or part of the segregated account, the Portfolio may buy call options permitting the Portfolio to buy the amount of foreign currency subject to the hedging transaction by a forward sale contract or the Portfolio may buy put options permitting the Portfolio to sell the amount of foreign currency subject to a forward buy contract.

  While forward contracts are not currently regulated by the CFTC, the CFTC may in the future assert authority to regulate forward contracts. In such event the Portfolio's ability to utilize forward contracts in the manner set forth in the Prospectus may be restricted. Forward contracts will reduce the potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. Unforeseen changes in currency prices may result in poorer overall performance for the Portfolio than if it had not entered into such contracts. The use of foreign currency forward contracts will not eliminate fluctuations in the underlying U.S. dollar equivalent value of the proceeds of or rates of return on the Portfolio's foreign currency denominated portfolio securities.

  The matching of the increase in value of a forward contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedging transaction generally will not be precise. In addition, the Portfolio may not always be able to enter into forward contracts at attractive prices and accordingly may be limited in its ability to use these contracts in seeking to hedge the Portfolio's assets.

  Also, with regard to the Portfolio's use of cross-hedging transactions, there can be no assurance that historical correlations between the movement of certain foreign currencies relative to the U.S. dollar will continue. Thus, at any time poor correlation may exist between movements in the exchange rates of the foreign currencies underlying the Portfolio's cross-hedges and the movements in the exchange rates of the foreign currencies in which the Portfolio's assets that are subject of the cross-hedging transaction are denominated.

  Options on Foreign Currencies. The Portfolio may buy put and call options and may write covered put and call options on foreign currencies for hedging purposes in a manner similar to that in which futures contracts or forward contracts on foreign currencies may be utilized. For example, a decline in the U.S. dollar value of a foreign currency in which portfolio securities are denominated will reduce the U.S. dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Portfolio may buy put options on the foreign currency. If the value of the currency declines, the Portfolio will have the right to sell such currency for a fixed amount in U.S. dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

  Conversely, when a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Portfolio may buy call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates, although, in the event of exchange rate movements adverse to the Portfolio's option position, the Portfolio could sustain losses on transactions in foreign currency options which would require that the Portfolio lose a portion or all of the benefits of advantageous changes in those rates. In addition, in the case of other types of options, the benefit to the Portfolio from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs.

  The Portfolio may write options on foreign currencies for the same types of hedging purposes. For example, in attempting to hedge against a potential decline in the U.S. dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates, the Portfolio could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised and the diminution in value of portfolio securities will be offset by the amount of the premium received.

  Similarly, instead of purchasing a call option to attempt to hedge against a potential increase in the U.S. dollar cost of securities to be acquired, the Portfolio could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Portfolio to hedge the increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium received, and only if exchange rates move in the expected direction. If that does not occur, the option may be exercised and the Portfolio would be required to buy or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Portfolio also may lose all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

  The Portfolio may write covered call options on foreign currencies. A call option written on a foreign currency by the Portfolio is "covered" if the Portfolio owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if the Portfolio has a call on the same foreign currency and in the same principal amount as the call written if the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written, and if the difference is maintained by the Portfolio in cash or high-grade liquid assets in a segregated account with the Fund's custodian.

  The Portfolio may also write call options on foreign currencies for cross-hedging purposes that may not be deemed to be covered. A call option on a foreign currency is for cross-hedging purposes if it is not covered but is designed to provide a hedge against a decline due to an adverse change in the exchange rate in the U.S. dollar value of a security which the Portfolio owns or has the right to acquire and which is denominated in the currency underlying the option. In such circumstances, the Portfolio collateralizes the option by maintaining, in a segregated account with the Fund's custodian, cash or high-grade liquid assets in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily.

  The Portfolio may buy or write options in privately negotiated transactions on the types of securities and indices based on the types of securities in which the Portfolio is permitted to invest directly. The Portfolio will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy, and only pursuant to procedures adopted by the Sub-Adviser for monitoring the creditworthiness of those entities. To the extent that an option bought or written by the Portfolio in a negotiated transaction is illiquid, the value of an option bought or the amount of the Portfolio's obligations under an option written by the Portfolio, as the case may be, will be subject to the Portfolio's limitation on illiquid investments. In the case of illiquid options, it may not be possible for the Portfolio to effect an offsetting transaction at the time when the Sub-Adviser believes it would be advantageous for the Portfolio to do so.

  Options on Securities. In an effort to reduce fluctuations in net asset value, the Portfolio may write covered put and call options and may buy put and call options and warrants on securities that are traded on United States and foreign securities exchanges and over-the-counter. The Portfolio also may write call options that are not covered for cross-hedging purposes. The Portfolio may write and buy options on the same types of securities that the Portfolio could buy directly and may buy options on financial indices as described above with respect to futures contracts. There are no specific limitations on the Portfolio's writing and buying options on securities.

  A put option gives the holder the right, upon payment of a premium, to deliver a specified amount of a security to the writer of the option on or before a fixed date at a predetermined price. A call option gives the holder the right, upon payment of a premium, to call upon the writer to deliver a specified amount of a security on or before a fixed date at a predetermined price.

  A put option written by the Portfolio is "covered" if the Portfolio (i) maintains cash not available for investment or high-grade liquid assets with a value equal to the exercise price in a segregated account with its custodian or (ii) holds a put on the same security and in the same principal amount as the put written and the exercise price of the put held is equal to or greater than the exercise price of the put written. The premium paid by the buyer of an option will reflect, among other things, the relationship of the exercise price to the market price and the volatility of the underlying security, the remaining term of the option, supply and demand and interest rates.

  A call option written by the Portfolio is "covered" if the Portfolio owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or has segregated additional cash consideration with its custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also deemed to be covered if the Portfolio holds a call on the same security and in the same principal amount as the call written and the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written if the difference is maintained by the Portfolio in cash and high-grade liquid assets in a segregated account with its custodian.

  The Portfolio collateralizes its obligation under a written call option for cross-hedging purposes by maintaining in a segregated account with its custodian cash or high-grade liquid assets in an amount not less than the market value of the underlying security, marked-to-market daily. The Portfolio would write a call option for cross-hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction would exceed that which would be received from writing a covered call option and the Sub-Adviser believes that writing the option would achieve the desired hedge.

  If a put or call option written by the Portfolio was exercised, the Portfolio would be obligated to buy or sell the underlying security at the exercise price. Writing a put option involves the risk of a decrease in the market value of the underlying security, in which case the option could be exercised and the underlying security would then be sold by the option holder to the Portfolio at a higher price than its current market value. Writing a call option involves the risk of an increase in the market value of the underlying security, in which case the option could be exercised and the underlying security would then be sold by the Portfolio to the option holder at a lower price than its current market value. Those risks could be reduced by entering into an offsetting transaction. The Portfolio retains the premium received from writing a put or call option whether or not the option is exercised.

  The writer of an option may have no control when the underlying security must be sold, in the case of a call option, or bought, in the case of a put option, since with regard to certain options, the writer may be assigned an exercise notice at any time prior to the termination of the obligation. Whether or not an option expires unexercised, the writer retains the amount of the premium. This amount, of course, may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security. If a put option is exercised, the writer must fulfill the obligation to buy the underlying security.

  The writer of an option that wishes to terminate its obligation may effect a "closing purchase transaction". This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be canceled by the clearing corporation. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate its position by effecting a "closing sale transaction". This is accomplished by selling an option of the same series as the option previously bought. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.

  Effecting a closing transaction in the case of a written call option will permit the Portfolio to write another call option on the underlying security with either a different exercise price or expiration date or both or, in the case of a written put option, will permit the Portfolio to write another put option to the extent that the exercise price thereof is secured by deposited high-grade liquid assets. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other portfolio investments. If the Portfolio desires to sell a particular security on which the Portfolio has written a call option, the Portfolio will effect a closing transaction prior to or concurrent with the sale of the security.

  The Portfolio may realize a profit from a closing transaction if the price of the purchase transaction is less than the premium received from writing the option or the price received from a sale transaction is more than the premium paid to buy the option; the Portfolio may realize a loss from a closing transaction if the price of the purchase transaction is more than the premium received from writing the option or the price received from a sale transaction is less than the premium paid to buy the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Portfolio.

  An option position may be closed out only where there exists a secondary market for an option of the same series. If a secondary market does not exist, it might not be possible to effect closing transactions in particular options with the result that the Portfolio would have to exercise the options in order to realize any profit. If the Portfolio is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or the Portfolio delivers the underlying security upon exercise. Reasons for the absence of a liquid secondary market may include the following: (i) there may be insufficient trading interest in certain options, (ii) restrictions may be imposed by a national securities exchange on which the option is traded ("Exchange") on opening or closing transactions or both, (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities, (iv) unusual or unforeseen circumstances may interrupt normal operations on an Exchange, (v) the facilities of an Exchange or the Options Clearing Corporation ("OCC") may not at all times be adequate to handle current trading volume, or (vi) one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options on that Exchange that had been issued by the OCC as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

  The Portfolio may write options in connection with buy-and-write transactions; that is, the Portfolio may buy a security and then write a call option against that security. The exercise price of the call the Portfolio determines to write will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below ("in-the-money"), equal to

("at-the-money") or above ("out-of-the-money") the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will remain flat or decline moderately during the option period. Buy-and-write transactions using at-the-money call options may be used when it is expected that the price of the underlying security will remain fixed or advance moderately during the option period. Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, the Portfolio's maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between the Portfolio's purchase price of the security and the exercise price. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset by the amount of premium received.

  The writing of covered put options is similar in terms of risk and return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and the Portfolio's gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, the Portfolio may elect to close the position or take delivery of the security at the exercise price and the Portfolio's return will be the premium received from the put option minus the amount by which the market price of the security is below the exercise price.

  The Portfolio may buy put options to attempt to hedge against a decline in the value of its securities. By using put options in this way, the Portfolio will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs.

  The Portfolio may buy call options to attempt to hedge against an increase in the price of securities that the Portfolio may buy in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Portfolio upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Portfolio.

  In purchasing an option, the Portfolio would be in a position to realize a gain if, during the option period, the price of the underlying security increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid and would realize a loss if the price of the underlying security did not increase (in the case of a call) or decrease (in the case of a put) during the period by more than the amount of the premium. If a put or call option bought by the Portfolio were permitted to expire without being sold or exercised, the Portfolio would lose the amount of the premium.

  Although they entitle the holder to buy equity securities, warrants on and options to purchase equity securities do not entitle the holder to dividends or voting rights with respect to the underlying securities, nor do they represent any rights in the assets of the issuer of those securities.

  Interest Rate Swaps and Swap-Related Products. In order to attempt to protect the value of the Portfolio's investments from interest rate or currency exchange rate fluctuations, the Portfolio may enter into interest rate swaps, and may buy or sell interest rate caps and floors. The Portfolio expects to enter into these transactions primarily to attempt to preserve a return or spread on a particular investment or portion of its portfolio. The Portfolio also may enter into these transactions to attempt to protect against any increase in the price of securities the Portfolio may consider buying at a later date. The Portfolio does not intend to use these transactions as a speculative investment. Interest rate swaps involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The exchange commitments can involve payments to be made in the same currency or in different currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate floor.

  Swap and swap-related products are specialized over-the-counter instruments and their use involves risks specific to the markets in which they are entered into. The Portfolio will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of the Portfolio's obligations over its entitlements with respect to each interest rate swap will be calculated on a daily basis and an amount of cash or high-grade liquid assets having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Fund's custodian. If the Portfolio enters into an interest rate swap on other than a net basis, the Portfolio would maintain a segregated account in the full amount accrued on a daily basis of the Portfolio's obligations with respect to the swap. The Portfolio will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in one of the three highest rating categories of at least one nationally recognized statistical rating organization at the time of entering into such transaction. The Sub-Adviser will monitor the creditworthiness of all counterparties on an ongoing basis. If there is a default by the other party to such a transaction, the Portfolio will have contractual remedies pursuant to the agreements related to the transaction.

  The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. The Sub-Adviser has determined that, as a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent the Portfolio sells (i.e., writes) caps and floors, it will maintain in a segregated account cash or high-grade liquid assets having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of the Portfolio's obligations with respect to any caps or floors.

  There is no limit on the amount of interest rate swap transactions that may be entered into by the Portfolio; although the Portfolio does not presently intend to engage in such transactions in excess of 5% of its total assets. These transactions may in some instances involve the delivery of securities or other underlying assets by the Portfolio or its counterparty to collateralize obligations under the swap. Under the documentation currently used in those markets, the risk of loss with respect to interest rate swaps is limited to the net amount of the interest payments that the Portfolio is contractually obligated to make. If the other party to an interest rate swap that is not collateralized defaults, the Portfolio would risk the loss of the net amount of the payments that the Portfolio contractually is entitled to receive. The Portfolio may buy and sell (i.e., write) caps and floors without limitation, subject to the segregated account requirement described above.

  In addition to the instruments, strategies and risks described in this Statement of Additional Information and in the Prospectus, there may be additional opportunities in connection with options, futures contracts, forward currency contracts and other hedging techniques, that become available as the Sub-Adviser develops new techniques, as regulatory authorities broaden the range of permitted transactions and as new instruments and techniques are developed. The Sub-Adviser may use these opportunities to the extent they are consistent with the Portfolio's respective investment objectives and are permitted by the Portfolio's respective investment limitations and applicable regulatory requirements.

  Special Investment Considerations and Risks. The successful use of the investment practices described above with respect to futures contracts, options on futures contracts, forward contracts, options on securities and on foreign currencies, and swaps and swap-related products draws upon skills and experience which are different from those needed to select the other instruments in which the Portfolio invests. Should interest or exchange rates or the prices of securities or financial indices move in an unexpected manner, the Portfolio may not achieve the desired benefits of futures, options, swaps and forwards or may realize losses and thus be in a worse position than if such strategies had not been used. Unlike many exchange-traded futures contracts and options on futures contracts, there are no daily price fluctuation limits with respect to options on currencies, forward contracts and other negotiated or over-the-counter instruments, and adverse market movements could therefore continue to an unlimited extent over a period of time. In addition, the correlation between movements in the price of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses.

  The Portfolio's ability to dispose of its positions in the foregoing instruments will depend on the availability of liquid markets in the instruments. Markets in a number of the instruments are relatively new and still developing, and it is impossible to predict the amount of trading interest that may exist in those instruments in the future. Particular risks exist with respect to the use of each of the foregoing instruments and could result in such adverse consequences to the Portfolio as the possible loss of the entire premium paid for an option bought by the Portfolio, the inability of the Portfolio, as the writer of a covered call option, to benefit from the appreciation of the underlying securities above the exercise price of the option and the possible need to defer closing out positions in certain instruments to avoid adverse tax consequences. As a result, no assurance can be given that the Portfolio will be able to use those instruments effectively for the purposes set forth above.

  In connection with certain of its hedging transactions, the Portfolio must place assets in a segregated account with the Fund's Custodian bank to ensure that the Portfolio will be able to meet its obligations under these instruments. Assets held in a segregated account generally may not be disposed of during the period the Portfolio maintains the positions giving rise to the segregation requirement. Segregation of a large percentage of the Portfolio's assets could impede implementation of the Portfolio's investment policies or the Portfolio's ability to meet redemption requests or other current obligations.

  Additional Risks of Options on Foreign Currencies, Forward Contracts and Foreign Instruments. Unlike transactions entered into by the Portfolio in futures contracts, options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. Similarly, options on currencies may be traded over-the-counter. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the buyer of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, an option writer and a buyer or seller of futures or forward contracts could lose amounts substantially in excess of any premium received or initial margin or collateral posted due to the potential additional margin and collateral requirements associated with such positions.

  Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges are available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the OCC, thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting the Portfolio to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

  The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign government restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement.

  In addition, options on U.S. Government securities, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges and over-the-counter in foreign countries. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Portfolio's ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) low trading volume.

                            MANAGEMENT OF THE FUND

DIRECTORS AND OFFICERS

  The directors and executive officers of the Fund and their principal occupations for at least the last five years are set forth below:

NAME, RELATIONSHIP WITH                     PRINCIPAL OCCUPATION
THE FUND, AND ADDRESS (1)                      PAST FIVE YEARS
-------------------------                   --------------------
PETER R. BROWN (68)        Chairman of the Board, Peter Brown Construction Company
Director                   (construction contractors and engineers), Largo,
1475 South Belcher Road    Florida (1963 - present); Trustee of IDEX Series Fund;
Largo, Florida 33771       former Trustee of IDEX Fund, IDEX II Series Fund and
                           IDEX Fund 3; Rear Admiral (Ret.) U.S. Navy Reserve,
                           Civil Engineer Corps.

NAME, RELATIONSHIP WITH                     PRINCIPAL OCCUPATION
THE FUND, AND ADDRESS (1)                      PAST FIVE YEARS
-------------------------                   --------------------
CHARLES C. HARRIS (66)     Retired (1988 - present); Senior Vice President,
Director                   Treasurer (1966 - 1988), Western Reserve Life Assurance
35 Winston Drive           Co. of Ohio; Trustee of IDEX Series Fund; former
Clearwater, Florida        Trustee of IDEX Fund; IDEX II Series Fund and IDEX Fund
34616                      3; Vice President, Treasurer (1968 - 1988), Director
                           (1968 - 1987), Pioneer Western Corporation; Vice
                           President of the Fund (1986 to December, 1990).

RUSSELL A. KIMBALL, Jr.    General Manager, Sheraton Sand Key Resort (resort
(52)                       hotel), Clearwater, Florida (1975 - present).
Director
1160 Gulf Boulevard
Clearwater Beach,
Florida 34630

JOHN R. KENNEY (59)        Chairman of the Board of Directors (1987 - present),
Chairman of the Board of   Chief Executive Officer (1982 - present), President
Directors and President    (1978 - 1987 and December, 1992 - present), Director
(2)                        (1978 - present), Western Reserve Life Assurance Co. of
                           Ohio; Chairman of the Board of Directors (September
                           1996 - present), WRL Investment Management, Inc.
                           (investment adviser), Largo, Florida; Chairman of the
                           Board of Directors (September, 1996 - present), WRL
                           Investment Services, Inc., Largo, Florida; Director,
                           AEGON Asset Management Services, Inc. (February, 1997 -
                           present) Largo, Florida; Chairman of the Board of
                           Directors and Chief Executive Officer (1988 to
                           February, 1991), President (1988 - 1989), Director
                           (1976 to February, 1991), Executive Vice President
                           (1972 - 1988), Pioneer Western Corporation (financial
                           services), Largo, Florida; President and Director
                           (1985 - September, 1990) and Director (December, 1990
                           to present), Idex Management, Inc. (investment
                           adviser), Largo, Florida; Trustee (1987 - September,
                           1996), Chairman (December, 1989 to September, 1990 and
                           November, 1990 to September, 1996) and President and
                           Chief Executive Officer (November, 1986 to September,
                           1990), IDEX Fund, IDEX II Series Fund and IDEX Fund 3;
                           Trustee and Chairman (September, 1996 - present) of
                           IDEX Series Fund, (investment companies), all of Largo,
                           Florida.

G. JOHN HURLEY (48)        Executive Vice President (June 1993 - present), Chief
Director and Executive     Operating Officer (March, 1994 - January, 1997) Western
Vice President (2)         Reserve Life Assurance Co. of Ohio; Director
                           (September, 1996 - present), WRL Investment Management,
                           Inc. (investment adviser), Largo, Florida; Director
                           (September, 1996 - present), WRL Investment Services,
                           Inc., Largo, Florida; Director, President and Chief
                           Executive Officer, AEGON Asset Management Services,
                           Inc. (February, 1997 - present), Largo, Florida;
                           President and Chief Executive Officer (September,
                           1990 - September, 1996), Trustee (June, 1990 -
                            September, 1996) and Executive Vice President (June,
                           1988 -September, 1990) of IDEX Fund, IDEX II Series
                           Fund and IDEX Fund 3 (investment companies); Trustee,
                           President and Chief Financial Officer (September,
                           1996 - present) of IDEX Series Fund; President, Chief
                           Executive Officer and Director of InterSecurities, Inc.
                           (May, 1988 - present); Assistant Vice

NAME, RELATIONSHIP WITH                     PRINCIPAL OCCUPATION
THE FUND, AND ADDRESS (1)                      PAST FIVE YEARS
-------------------------                   --------------------
                           President of AEGON USA Managed Portfolios, Inc.
                           (September, 1991 - August, 1992); Vice President of
                           Pioneer Western Corporation (May, 1988 -February, 1991)
                           (financial services), all of Largo, Florida.

ALLAN J. HAMILTON (40)     Vice President and Controller (1987 - present),
Treasurer, Principal Fi-   Treasurer (February, 1997 - present), Assistant Vice
nancial Officer (2)        President and Assistant Controller (1983 - 1987),
                           Western Reserve Life Assurance Co. of Ohio; Vice
                           President and Controller (1988 - February, 1991),
                           Pioneer Western Corporation (financial services), all
                           of Largo, Florida.

ALAN M. YAEGER (50)        Executive Vice President (June, 1993 - present), Chief
Executive Vice President   Financial Officer (December, 1995 - present), Senior
(2)                        Vice President (1981-June, 1993) and Actuary (1972-
                           present), Western Reserve Life Assurance Co. of Ohio;
                           Director (September, 1996 - present), WRL Investment
                           Management, Inc., (investment adviser) Largo, Florida;
                           Director (September, 1996 - present) WRL Investment
                           Services, Inc., Largo, Florida.

REBECCA A. FERRELL (36)    Vice President and Associate General Counsel (March,
Secretary, Vice Presi-     1997 - present) Assistant Vice President and Counsel
dent, and Counsel (2)      (June, 1995 - March, 1997), Attorney (August, 1993 -
                            June, 1995), Western Reserve Life Assurance Co. of
                           Ohio; Secretary, Vice President and Counsel of IDEX
                           Series Fund (September, 1996 - present), Vice President
                           and Associate General Counsel (February, 1997 -
                            present) AEGON Asset Management Services, Inc., Largo,
                           Florida; Secretary and Assistant Vice President (March,
                           1994 - September, 1995), Vice President and Counsel
                           (September, 1995 - September, 1996) of IDEX Fund, IDEX
                           II Series Fund and IDEX Fund 3; Attorney (September,
                           1992 - August, 1993), Hearne, Graziano, Nader & Buhr,
                           P.A.; Legal Writing Instructor (August, 1991 - June,
                           1992), Florida State University College of Law.

--------
(1) The principal business address of each person listed, unless otherwise indicated, is Western Reserve Life Assurance Co. of Ohio, P.O. Box 5068, Clearwater, Florida 34618.
(2) Interested person as defined in the 1940 Act and affiliated person of Investment Adviser.

  The Fund pays no salaries or compensation to any of its officers, all of whom are employees of WRL. The Fund pays an annual fee of $6,000 to each Director who is not affiliated with the Investment Adviser or the Sub-Adviser. Each Director also receives $500, plus expenses, per each regular and special Board meeting attended. For the year ended December 31, 1996, the Portfolio paid Directors' fees and expenses of $8,449. The following table provides compensation amounts paid to disinterested Directors of the Fund for the fiscal year ended December 31, 1996.

                              COMPENSATION TABLE

                                              PENSION OR
                                              RETIREMENT
                              AGGREGATE        BENEFITS
                          COMPENSATION FROM   ACCRUED AS   TOTAL  COMPENSATION PAID TO
                                 WRL           PART OF      DIRECTORS FROM WRL SERIES
NAME OF PERSON, POSITION  SERIES FUND, INC. FUND EXPENSES* FUND, INC., IDEX SERIES FUND
------------------------  ----------------- -------------- ----------------------------
Peter R. Brown, Director       $9,500             $0                 $34,000
Charles C. Harris, Di-
 rector                        $9,500              0                 $34,000
Russell A. Kimball, Jr.,
 Director                      $9,000              0                 $ 9,000

--------

* The Plan became effective January 1, 1996.

  Commencing on January 1, 1996, a non-qualified deferred compensation plan (the "Plan") became available to directors who are not interested persons of the Fund. Under the Plan, compensation may be deferred that would otherwise be payable by the Fund or IDEX Series Fund, to a disinterested Director or Trustee on a current basis for services rendered as director. (IDEX Fund and IDEX Fund 3 were merged with and into the Growth Portfolio of IDEX II Series Fund on September 20, 1996, at which time IDEX II Series Fund was renamed IDEX Series Fund.) Deferred compensation amounts will accumulate based on the value of Class A shares of a portfolio of IDEX II Series Fund (without imposition of sales charges), as elected by the directors. It is not anticipated that the Plan will have any impact on the Fund.

  As of March 1, 1997, the Directors and officers of the Fund beneficially owned in the aggregate less than 1% of the Fund's shares through ownership of the Contract indirectly invested in the Fund. The Board of Directors has established an Audit Committee consisting of Messrs. Brown, Harris and Kimball.

THE INVESTMENT ADVISER

  The information that follows supplements the information provided about the Investment Adviser under the caption "Management of the Fund--The Investment Adviser" in the Prospectus.

  WRL Investment Management, Inc. ("WRL Management" or the "Investment Adviser") serves as the investment adviser to the Portfolio pursuant to an Investment Advisory Agreement dated January 1, 1997 with the Fund. The Investment Adviser is a direct, wholly-owned subsidiary of WRL, which is a wholly-owned subsidiary of First AUSA Life Insurance Company ("First AUSA"), a stock life insurance company which is wholly-owned by AEGON USA, Inc. ("AEGON"). AEGON is a financial services holding company whose primary emphasis is on life and health insurance and annuity and investment products. AEGON is a wholly-owned indirect subsidiary of AEGON nv, a Netherlands corporation, which is a publicly traded international insurance group. Prior to January 1, 1997, WRL served as investment adviser to the Fund.

  The Investment Advisory Agreement was approved by the Fund's Board of Directors, including a majority of the Directors who are not "interested persons" of the Fund (as defined in the 1940 Act), on October 3, 1996 and by the shareholders of the Portfolio on December 16, 1996. The Investment Advisory Agreement provides that it will continue in effect for an initial term ending January 1, 1999, and from year to year thereafter, if approved annually (a) by the Board of Directors of the Fund or by a majority of the outstanding shares of the Portfolio, and (b) by a majority of the Directors who are not parties to such contract or "interested persons" of any such party. The Investment Advisory Agreement may be terminated without penalty on 60 days' written notice at the option of either party or by the vote of the shareholders of the Portfolio and terminates automatically in the event of its assignment (within the meaning of the 1940 Act).

  While the Investment Adviser is at all times subject to the direction of the Board of Directors of the Fund, the Investment Advisory Agreement provides that the Investment Adviser, subject to review by the Board of Directors, is responsible for the actual management of the Portfolio and has responsibility for making decisions to buy, sell or hold any particular security. The Investment Adviser also is obligated to provide all the office space, facilities, equipment and personnel necessary to perform its duties under the Agreement. For further information about the management of the Portfolio, see "The Sub-Adviser", below.

  Advisory Fee. The method of computing the investment advisory fee is fully described in the Prospectus. For the years ended December 31, 1996, 1995 and 1994, the Investment Adviser was paid fees for its services to the Portfolio in the following amounts:

                                  ADVISORY FEES
                                    YEAR ENDED
      ----------------------------------------------------------------------------------------
      DECEMBER 31,                   DECEMBER 31,                                 DECEMBER 31,
          1996                           1995                                         1994
      ------------                   ------------                                 ------------
      $11,137,321                     $7,847,750                                   $6,850,340

  Payment of Expenses. Under the terms of the Investment Advisory Agreement, the Investment Adviser is responsible for providing investment advisory services and furnishing office space for officers and employees of the Investment Adviser connected with investment management of the Portfolio. The Portfolio pays: all expenses incurred in connection with the formation and organization of the Portfolio, including the preparation (and filing, when necessary) of the Portfolio's contracts, plans, and documents, conducting meetings of organizers, directors and shareholders; preparing and filing the post-effective amendment to the Fund's registration statement effecting registration of the Portfolio and its shares under the 1940 Act and the Securities Act of 1933 Act and all other matters relating to the information and organization of the Portfolio and the preparation for offering its shares; expenses in connection with ongoing registration or qualification requirements under Federal and state securities laws; investment advisory fees; pricing costs (including the daily calculations of net asset value); brokerage commissions and all other expenses in connection with execution of portfolio transactions, including interest; all federal, state and local taxes (including stamp, excise, income and franchise taxes) and the preparation and filing of all returns and reports in connection therewith; any compensation, fees, or reimbursements which the Fund pays to its Directors who are not "interested persons," as that phrase is defined in the 1940 Act, of the Fund or WRL Management; compensation of the Fund's custodian, administrative and transfer agent; registrar and dividend disbursing agent; legal, accounting and printing expenses; other administrative, clerical, recordkeeping and bookkeeping expenses; auditing fees; certain insurance premiums; services for shareholders (including allocable telephone and personnel expenses); costs of certificates and the expenses of delivering such certificates to the purchaser of shares relating thereto; expenses of local representation in Maryland; fees and/or expenses payable pursuant to any plan of distribution adopted with respect to the Fund in accordance with Rule 12b-1 under the 1940 Act; expenses of shareholders' meetings and of preparing, printing, and distributing notices, proxy statements and reports to shareholders and Contract Owners; expenses of preparing and filing reports with Federal and state regulatory authorities; all costs and expenses, including fees and disbursements, of counsel and auditors, filing and renewal fees and printing costs in connection with the filing of any required amendments, supplements or renewals of registration statement, qualifications or prospectuses under the Securities Act of 1933 and the securities laws of any states or territories, subsequent to the effectiveness of the initial registration statement under the Securities Act of 1933; all costs involved in preparing and printing prospectuses of the Fund; extraordinary expenses; and all other expenses properly payable by the Fund or the Portfolio.

  The Investment Adviser has voluntarily undertaken, until at least April 30, 1998, to pay expenses on behalf of the Portfolio to the extent normal operating expenses (including investment advisory fees but excluding interest, taxes, brokerage fees, commissions and extraordinary charges) exceed, as a percentage of the Portfolio's average daily net assets, 1.00%. There were no expenses paid by the Investment Adviser on behalf of the Portfolio for the fiscal years ended December 31, 1996, 1995 and 1994, inasmuch as the normal operating expenses of the Portfolio did not exceed the limitations described above.

  Service Agreement. Effective January 1, 1997, the Fund entered into an
  ------------------
Administrative Services and Transfer Agency Agreement ("Services Agreement") with WRL Investment Services, Inc. ("WRL Services"), an affiliate of WRL Management and WRL, to furnish the Fund with administrative services to assist the Fund in carrying out certain of its functions and operations. The Service Agreement was approved by the Fund's Board of Directors, including a majority of Directors who are not "interested persons" of the Fund (as defined in the 1940 Act) on October 3, 1996. Under this Agreement, WRL Services shall furnish to each Portfolio, subject to the overall supervision of the Fund's Board, supervisory, administrative, and transfer agency services, including recordkeeping and reporting. WRL Services is reimbursed by the Fund monthly on a cost incurred basis.

  Distribution Agreement. Effective January 1, 1997, the Fund adopted a
  -----------------------
distribution plan ("Distribution Plan") pursuant to Rule 12b-1 under the 1940 Act, as amended. Pursuant to the Distribution Plan, the Fund entered into a Distribution Agreement with InterSecurities, Inc. ("ISI"), whose principal office is located at 201 Highland Avenue, Largo, Florida 33770. The Distribution Plan and related Agreement were approved by the Fund's Board of Directors, including a majority of Directors who are not "interested persons" of the Fund (as defined in the 1940 Act) on October 3, 1996, and the Distribution Plan was approved by the shareholders and Contract Owners of each Portfolio of the Fund on December 16, 1996. ISI is an affiliate of the Investment Adviser.

  Under the Distribution Plan and Distribution Agreement, the Fund, on behalf of the Portfolios, will reimburse ISI after each calendar month for certain Fund distribution expenses incurred or paid by ISI, provided that these expenses in the aggregate do not exceed 0.15%, on an annual basis, of the average daily net asset value of shares of each Portfolio.

  Distribution expenses for which ISI may be reimbursed under the Distribution Plan and Distribution Agreement include, but are not limited to, expenses of printing and distributing the Fund's prospectus and statement of additional information to potential Contract Owners; developing and preparing Fund advertisements; sales literature and other promotional materials; holding seminars and sales meetings designed to promote distribution of Fund shares; the development of consumer-oriented sales materials describing and/or relating to the Fund; and expenses attributable to "distribution-related services" provided to the Fund, which include such things as salaries and benefits, office expenses, equipment expenses, training costs, travel costs, printing costs, supply expenses, computer programming time, and data center expenses, each as they relate to the promotion of the sale of Fund shares.

  ISI submits to the Directors of the Fund for approval annual distribution budgets and quarterly reports of distribution expenses with respect to each Portfolio. ISI allocates to each Portfolio distribution expenses specifically attributable to the distribution of shares of such Portfolio. Distribution expenses not specifically attributable to the distribution of shares of a particular Portfolio are allocated among the Portfolios, based upon the ratio of net asset value of each Portfolio to the net asset value of all Portfolios, or such other factors as ISI deems fair and are approved by the Fund's Board of Directors. ISI has determined that will not seek payment by the Fund of distribution expenses with respect to any Portfolio during the fiscal year ending December 31, 1997. Prior to ISI seeking reimbursement, Policyowners will be notified in advance.

  It is anticipated that benefits provided by the Distribution Plan may include lower fixed costs as a percentage of assets as Fund assets increase through the growth of the Fund due to enhanced marketing efforts.

THE SUB-ADVISER

  This discussion supplements the information provided about the Sub-Adviser under the caption "Management of the Fund--The Sub-Adviser" in the Prospectus.

  Janus Capital Corporation (the "Sub-Adviser") serves as the Sub-Adviser for the Portfolio pursuant to a Sub-Advisory Agreement dated January 1, 1997 between WRL Management and the Sub-Adviser on behalf of the Portfolio. The Sub-Advisory Agreement was approved by the Board of Directors of the Fund, including a majority of the Directors who were not "interested persons" of the Fund (as defined in the 1940 Act), on October 3, 1996 and by the shareholders and Contract Owners of the Portfolio on December 16, 1996. The Sub-Advisory Agreement provides that it will continue in effect for an initial term ending January 1, 1999, and from year to year thereafter, if approved annually (a) by the Board of Directors of the Fund or by a majority of the outstanding shares of the Portfolio, and (b) by a majority of the Directors who are not parties to such Agreement or "interested persons" (as defined in the 1940 Act) of any such party. The Sub-Advisory Agreement may be terminated without penalty on 60 days' written notice at the option of either party or by the vote of the shareholders of the Portfolio and terminates automatically in the event of assignment (within the meaning of the 1940 Act) or termination of the Investment Advisory Agreement.

  Pursuant to the Sub-Advisory Agreement, the Sub-Adviser provides investment advisory assistance and portfolio management advice to the Investment Adviser with respect to the Portfolio. Subject to review by the Investment Adviser and the Board of Directors of the Fund, the Sub-Adviser is responsible for the actual management of the Portfolio and for making decisions to buy, sell or hold any particular security. The Sub-Adviser provides the portfolio managers for the Portfolio. Such managers consider analyses from various sources, make the necessary decisions and effect transactions accordingly. The Sub-Adviser bears all of its expenses in connection with the performance of its services under the Sub-Advisory Agreement, such as compensating and furnishing office space for its officers and employees connected with investment and economic research, trading and investment management of the Portfolio. The method of computing the Sub-Adviser's fee is set forth in the Prospectus. For the years ended December 31, 1996, 1995 and 1994, the Sub-Adviser was paid fees in the amount of $5,568,661, $3,923,875 and $3,425,888, respectively.

  The Sub-Adviser, located at 100 Fillmore Street, Denver, Colorado 80206, has been engaged in the management of Janus funds since 1969. Janus Capital Corporation also serves as investment adviser or sub-adviser to other mutual funds, and for individual, corporate, charitable and retirement accounts. The aggregate market value of the assets managed by the Sub-Adviser was over $50 billion as of January 31, 1997. Kansas City Southern Industries, Inc. ("KCSI") owns 83% of the Sub-Adviser. KCSI, whose address is 114 West 11th Street, Kansas City, Missouri 64105-1804, is a publicly-traded holding company whose largest subsidiary, the Kansas City Southern Railway Company, is primarily engaged in the transportation industry. Other KCSI subsidiaries are engaged in financial services and real estate.

JOINT TRADING ACCOUNTS

  As described in the Prospectus, the Portfolio and other clients of the Sub-Adviser and its affiliates may place assets in joint trading accounts for the purpose of making short-term investments in money market instruments. The Board of Directors of the Fund must approve the participation of each Portfolio in these joint trading accounts, and procedures pursuant to which the joint accounts will operate. The joint trading accounts are to be operated pursuant to an exemptive order issued to the Sub-Adviser and certain of its affiliates by the SEC. All joint account participants including the Portfolio, will bear the expenses of the joint trading accounts in proportion to their investments. Financial difficulties of other participants in the joint accounts could cause delays or other difficulties for the Portfolio in withdrawing their assets from joint trading accounts.

                     PORTFOLIO TRANSACTIONS AND BROKERAGE

PORTFOLIO TURNOVER

  The information that follows supplements the information provided about portfolio turnover under the caption "The Growth Portfolio and the Fund-- Portfolio Turnover" in the Prospectus. In computing the portfolio turnover rate for the Portfolio, securities whose maturities or expiration dates at the time of acquisition are one year or less are excluded. Subject to this exclusion, the turnover rate for the Portfolio is calculated by dividing (a) the lesser of purchases or sales of portfolio securities for the fiscal year by (b) the monthly average of portfolio securities owned by the Portfolio during the fiscal year. The portfolio turnover rates for the years 1996, 1995 and 1994 were 45.21%, 130.48%, and 107.33%, respectively. The Fund's management is unable to predict precisely the Portfolio's future annual turnover rate, although an annual turnover rate in excess of 150% is not presently anticipated. Higher turnover rates tend to result in higher brokerage fees.

  There are no fixed limitations regarding the portfolio turnover of the Portfolio. Portfolio turnover rates are expected to fluctuate under constantly changing economic conditions and market circumstances. Securities initially satisfying the basic policies and objectives of the Portfolio may be disposed of when they are no longer deemed suitable.

PLACEMENT OF PORTFOLIO BROKERAGE

  Subject to policies established by the Board of Directors, the Sub-Adviser is primarily responsible for placement of the Portfolio's securities transactions. In placing orders, it is the policy of the Portfolio to obtain the most favorable net results, taking into account various factors, including price, dealer spread or commissions, if any, size of the transaction and difficulty of execution. While the Sub-Adviser generally will seek reasonably competitive spreads or commissions, the Portfolio will not necessarily be paying the lowest spread or commission available. The Portfolio does not have any obligation to deal with any broker, dealer or group of brokers or dealers in the execution of transactions in portfolio securities.

  Decisions as to the assignment of portfolio brokerage business for the Portfolio and negotiation of its commission rates are made by the Sub-Adviser, whose policy is to obtain "best execution" (prompt and reliable execution at the most favorable security price) of all portfolio transactions. In placing portfolio transactions, the Sub-Adviser may give consideration to brokers who provide supplemental investment research, in addition to such research obtained for a flat fee, to the Sub-Adviser, and pay spreads or commissions to such brokers or dealers furnishing such services which are in excess of spreads or commissions which another broker or dealer may charge for the same transaction.

  In selecting brokers and in negotiating commissions, the Sub-Adviser considers such factors as: the Sub-Adviser's knowledge of currently available negotiated commission rates or prices of securities currently available and other current transaction costs; the nature of the security being traded; the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the desired timing of the trade; the activity existing and expected in the market for the particular security; confidentiality; the quality of execution, clearance, and settlement services; financial stability; the existence of actual or apparent operational problems of any broker or dealer; and research products or services to be provided.

  These products and services may include furnishing advice, either directly or through publications or writings, as to the value of securities, the advisability of purchasing or selling specific securities and the availability of securities or purchasers or sellers of securities; furnishing seminars, information, analyses and reports concerning issuers, industries, securities, trading markets and methods, legislative developments, changes in accounting practices, economic factors and trends and portfolio strategy; access to research analysts, corporate management personnel, industry experts, economists and government officials; comparative performance evaluation and technical measurement services and quotation services, and products and other services (such as third party publications, reports and analyses, and computer and electronic access, equipment, software, information and accessories that deliver, process or otherwise utilize information), including the research described above.

  Supplemental research obtained through brokers or dealers will be in addition to and not in lieu of the services required to be performed by the Sub-Adviser. The expenses of the Sub-Adviser will not necessarily be reduced as a result of the receipt of such supplemental information. The Sub-Adviser may use such research products and services in servicing other accounts in addition to the Portfolio. If the Sub-Adviser determines that any research product or service has a mixed use, such that it also serves functions that do not assist in the investment decision-making process, the Sub-Adviser will allocate the costs of such service or product accordingly. The portion of the product or service that a Sub-Adviser determines will assist it in the investment decision-making process may be paid for in brokerage commission dollars. Such allocation may create a conflict of interest for the Sub-Adviser. Conversely, such supplemental information obtained by the placement of business for the Sub-Adviser will be considered by and may be useful to the Sub-Adviser in carrying out its obligations to the Portfolio.

  When the Portfolio purchases or sells a security in the over-the-counter market, the transaction takes place directly with a principal market-maker, without the use of a broker, except in those circumstances where, in the opinion of the Sub-Adviser, better prices and executions are likely to be achieved through the use of a broker. The Portfolio does not have any obligation to deal with any broker, dealer or group of brokers or dealers in the execution of transactions in portfolio securities.

  Normally, the Portfolio will deal directly with the underwriters or dealers who make a market in the securities involved unless better prices and execution are available elsewhere. Such dealers usually act as principals for their own account. On occasion, securities may be purchased directly from the issuer. Bonds and money market securities are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes. The cost of portfolio securities transactions of the Portfolio that are transactions with principals will consist primarily of brokerage commissions or dealer or underwriter spreads between the bid and asked price, although purchases from underwriters of portfolio securities include a commission or concession paid by the issuer. No stated commission is generally applicable to securities traded in the U.S. over-the-counter markets, but the prices of those securities include undisclosed commissions or mark-ups.

  Securities held by the Portfolio may also be held by other separate accounts, mutual funds or other accounts for which the Investment Adviser or Sub-Adviser serves as an adviser, or held by the Investment Adviser or Sub-Adviser for their own accounts. Because of different investment objectives or other factors, a particular security may be bought by the Investment Adviser or Sub-Adviser for one or more clients when one or more clients are selling the same security. If purchases or sales of securities for the Portfolio or other entities for which they act as investment adviser or for their advisory clients arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective entities and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Investment Adviser or Sub-Adviser during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

  On occasions when the Investment Adviser or the Sub-Adviser deems the purchase or sale of a security to be in the best interests of the Portfolio as well as other accounts or companies, it may to the extent permitted by applicable laws and regulations, but will not be obligated to, aggregate the securities to be sold or purchased for the Portfolio with those to be sold or purchased for such other accounts or companies in order to obtain favorable execution and lower brokerage commissions. In that event, allocation of the securities purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to the Portfolio and to such other accounts or companies. In some cases this procedure may adversely affect the size of the position obtainable for the Portfolio.

  The Board of Directors of the Fund periodically reviews the brokerage placement practices of the Sub-Adviser on behalf of the Portfolio, and reviews the prices and commissions, if any, paid by the Portfolio to determine if they were reasonable.

  The Board of Directors of the Fund has authorized the Sub-Adviser to consider sales of the Policies and Annuity Contracts issued by a broker-dealer as a factor in the selection of broker-dealers to execute Portfolio transactions. In addition, the Sub-Adviser may occasionally place portfolio business with affiliated brokers of the Investment Adviser or the Sub-Adviser, including: DST Securities, Inc., 301 West 11th Street, Kansas City, Missouri 64105; and InterSecurities, Inc., P.O. Box 5068, Clearwater, Florida 33518. As stated above, any such placement of portfolio business will be subject to the ability of the broker-dealer to provide best execution and to the Conduct Rules of the National Association of Securities Dealers, Inc.

  The Portfolio paid aggregate commissions for the years ended December 31, 1996, 1995 and 1994 in the amount of $720,978, $1,577,115, and $1,466,443, respectively. For the years ended December 31, 1996 and 1995, the Portfolio did not pay any brokerage commissions to DST Securities, Inc. For the year ended December 31, 1994, the Portfolio paid commissions to DST Securities, Inc. in the amount of $2,796. The percentage of the Portfolio's aggregate brokerage commissions and aggregate dollar amount of transactions paid to DST Securities, Inc. during the Portfolio's most recent fiscal year did not exceed one percent.

                       PURCHASE AND REDEMPTION OF SHARES

OFFERING OF THE SHARES AND DETERMINATION OF OFFERING PRICE

  Shares of the Portfolio are currently sold only to the Separate Accounts. The Separate Account invests in shares of the Portfolio in accordance with the allocation instructions received from owners of the Contract ("Owners"). Such allocation rights are further described in the prospectus and disclosure documents for the Contract. Shares of the Portfolio are sold and redeemed at their net asset value as described in the Prospectus. Net asset value of the Portfolio's shares is determined, once daily, as of the close of the regular session of business on the New York Stock Exchange ("Exchange") (usually 4:00 p.m., Eastern time), on each day the Exchange is open. (Currently the Exchange is closed on New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.)

  Net asset value of a Portfolio share is computed by dividing the value of the net assets of the Portfolio by the total number of shares of the Portfolio outstanding.

PORTFOLIO NET ASSET VALUATION

  As stated in the Prospectus and above, the net asset value of a Portfolio share is determined, once daily, as of the close of the regular session of business on the Exchange (usually 4:00 p.m., Eastern time), on each day the Exchange is open. The per share net asset value of the Portfolio is determined by dividing the total value of the securities and other assets, less liabilities, by the total number of shares outstanding. In determining asset value, securities listed on the national securities exchanges and the NASDAQ National Market are valued at the closing prices on such markets, or if such a price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Other securities which are traded on the over-the-counter market are valued at bid price. Foreign securities and currencies are converted to U.S. dollars using the exchange rate in effect at the close of the Exchange. Other securities for which quotations are not readily available, and other assets, are valued at fair values as determined in good faith by the Sub-Adviser under the supervision of the Fund's Board of Directors. Money market instruments maturing in 60 days or less are valued on the amortized cost basis discussed above.

                       INVESTMENT EXPERIENCE INFORMATION

  The information provided in this section shows the historical investment experience of the Portfolio. It does not represent or project future investment performance.

  The Portfolio commenced operations on October 2, 1986. The rates of return shown below depict the actual investment experience of the Portfolio for the periods shown.

                CALCULATION OF PERFORMANCE RELATED INFORMATION

TOTAL RETURN

  The rates of return shown below are based on the actual investment performance, after the deduction of investment advisory fees and direct Portfolio expenses. The rates are average annual compounded rates of return for the periods ended on December 31, 1996.

  The rates of return do not reflect charges or deductions against the Separate Accounts, or charges and deductions against the Policies or Contracts. Accordingly, these rates of return do not illustrate how actual investment performance will affect benefits under the Contract. The prospectuses for the Contracts contains relevant performance information. Moreover, these rates of return are not an estimate, projection or guarantee of future performance.

  Also shown are comparable figures for the unmanaged Standard & Poor's Index of 500 Common Stocks, a widely used measure of stock market performance.


                   AVERAGE ANNUAL COMPOUNDED RATES OF RETURN
                FOR THE PERIODS ENDED ON DECEMBER 31, 1996

                         INCEPTION* 10 YEARS 5 YEARS 1 YEAR
                         ---------- -------- ------- ------
Growth Portfolio           17.66%    17.98%   11.11% 17.96%
Standard & Poor's Index
 of 500 Common Stocks      15.46%    15.28%   15.22% 22.96%

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* The Portfolio commenced operations on October 2, 1986.

  Additional information regarding the investment performance of the Portfolio appears in the Prospectus.

    Total Return for the Portfolio

    Total return quotations for the Portfolio are computed by finding the average annual compounded rates of return over the relevant periods that would equate the initial amount invested to the ending redeemable value, according to the following equation:

                                 P(1+T)n = ERV

Where:  P = a hypothetical initial payment of $1,000

     T = average annual total return

     N = number of years

     ERV = ending redeemable value (at the end of the applicable period of a hypothetical $1,000 payment made at the beginning of the applicable period).

  The total return quotation calculations for the Portfolio reflect the deduction of a proportionate share of the Portfolio's investment advisory fee and Portfolio expenses and assume that all dividends and capital gains during the period are reinvested in the Portfolio when made. The calculations also assume a complete redemption as of the end of the particular period.

                                     TAXES

  Shares of the Portfolio are offered to the Separate Account of PFL that funds the Contracts. See the prospectus for the Contract for a discussion of the special taxation of insurance companies with respect to the Separate Account and the Contract, and the owners thereof.

  The Portfolio has qualified and expects to continue to qualify as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code"). In order to qualify for that treatment, the Portfolio must distribute to its Contract Owners for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income, net short-term capital gain, and net gains from certain foreign currency transactions) ("Distribution Requirement") and must meet several additional requirements. These requirements include the following: (1) the Portfolio must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in securities or those currencies ("Income Requirement"); (2) the Portfolio must derive less than 30% of its gross income each taxable year from the sale or other disposition of securities, or any of the following, that were held for less than three months--options, futures or forward contracts (other than those on foreign currencies), or foreign currencies (or options, futures or forward contracts thereon) that are not directly related to the Portfolio's principal business of investing in securities (or options and futures with respect thereto) ("Short-Short Limitation"); (3) at the close of each quarter of the Portfolio's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs, and other securities that, with respect to any one issuer, do not exceed 5% of the value of the Portfolio's total assets and that do not represent more than 10% of the outstanding voting securities of the issuer; and (4) at the close of each quarter of the Portfolio's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer.

  As noted in the Prospectus, the Portfolio must, and intends to, comply with the diversification requirements imposed by section 817(h) of the Code and the regulations thereunder. These requirements, which are in addition to the diversification requirements mentioned above, place certain limitations on the proportion of the Portfolio's assets that may be represented by any single investment (which includes all securities of the same issuer). For purposes of section 817(h), all securities of the same issuer, all interests in the same real property project, and all interests in the same commodity are treated as a single investment. In addition, each U.S. Government agency or instrumentality is treated as a separate issuer, while a particular foreign government and its agencies, instrumentalities and political subdivisions all are considered the same issuer. For information concerning the consequences of failure to meet the requirements of section 817(h), see the respective prospectus for the Contract.

  The Portfolio will not be subject to the 4% Federal excise tax imposed on RICs that do not distribute substantially all their income and gains each calendar year because that tax does not apply to a RIC whose only shareholders are segregated asset accounts of life insurance companies held in connection with variable annuity contracts and/or variable life insurance policies.

  Dividends and interest received by the Portfolio may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on its securities. Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes, however, and foreign countries generally do not impose taxes on capital gains in respect of investments by foreign investors.

  The Portfolio may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is a foreign corporation that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, the Portfolio will be subject to Federal income tax on a portion of any "excess distribution" received on the stock of a PFIC or of any gain on disposition of that stock (collectively "PFIC income"), plus interest thereon, even if the Portfolio distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Portfolio's investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders. If the Portfolio invests in a PFIC and elects to treat the PFIC as a "qualified electing fund," then in lieu of the foregoing tax and interest obligation, the Portfolio will be required to include in income each year its pro rata share of the qualified electing fund's annual ordinary earnings and net capital gain (the excess of net long-term capital gain over net short-term capital loss), even if they are not distributed to the Portfolio; those amounts would be subject to the Distribution Requirement. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

  The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward contracts, involves complex rules that will determine for income tax purposes the character and timing of recognition of the income received in connection therewith by the Portfolio. Income from the disposition of foreign currencies (except certain gains therefrom that may be excluded by future regulations), and income from transactions in options, futures and forward contracts derived by the Portfolio with respect to its business of investing in securities or foreign currencies, will qualify as permissible income under the Income Requirement. However, income from the disposition of options and futures contracts (other than those on foreign currencies) will be subject to the Short-Short Limitation if they are held for less than three months. Income from the disposition of foreign currencies, and options, futures, and forward contracts on foreign currencies, that are not directly related to the Portfolio's principal business of investing in securities (or options and futures with respect thereto) also will be subject to the Short-Short Limitation if they are held for less than three months.

  If the Portfolio satisfies certain requirements, any increase in value on a position that is part of a "designated hedge" will be offset by any decrease in value (whether realized or not) of the offsetting hedging position during the period of the hedge for purposes of determining whether the Portfolio satisfies the Short-Short Limitation. Thus, only the net gain (if any) from the designated hedge will be included in gross income for purposes of that limitation. The Portfolio intends that, when it engages in hedging transactions, they will qualify for this treatment, but at the present time it is not clear whether this treatment will be available for all of the Portfolio's hedging transactions. To the extent this treatment is not available, the Portfolio may be forced to defer the closing out of certain options and futures contracts beyond the time when it otherwise would be advantageous to do so, in order for the Portfolio to qualify as a RIC.

  The foregoing is only a general summary of some of the important Federal income tax considerations generally affecting the Portfolio and its Owners. No attempt is made to present a complete explanation of the Federal tax treatment of the Portfolio's activities, and this discussion and the discussion in the prospectus or statement of additional information for the Contract are not intended as a substitute for careful tax planning. Accordingly, potential investors are urged to consult their own tax advisors for more detailed information and for information regarding any state, local, or foreign taxes applicable to the Contract and the holders thereof.

                           CAPITAL STOCK OF THE FUND

  As described in the Prospectus, the Fund offers a separate class of common stock for each portfolio of the Fund.

                            REGISTRATION STATEMENT

  The Fund has filed with the Securities and Exchange Commission, Washington, D.C., a Registration Statement under the Securities Act of 1933, as amended, with respect to the securities to which this Statement of Additional Information relates. If further information is desired with respect to the Portfolio or such securities, reference is made to the Registration Statement and the exhibits filed as part thereof.

                             FINANCIAL STATEMENTS

  The audited financial statements for the Portfolio described in this Statement of Additional Information for the year ended December 31, 1996 and the report of the Fund's independent accountants are included in the Fund's 1996 Annual Report and are incorporated herein by reference to such Report. A copy of the Annual Report may be obtained without charge upon request.

                            OTHER INFORMATION

INDEPENDENT ACCOUNTANTS

  Price Waterhouse LLP, located at 1055 Broadway, 10th Floor, Kansas City, Missouri 64105, serves as the Fund's independent accountants. The Fund has engaged Price Waterhouse LLP to examine, in accordance with generally accepted auditing standards, its annual report. In addition, Price Waterhouse LLP signs the tax returns for the Portfolio of the Fund.

CUSTODIAN

  Investors Bank & Trust Company ("IBT"), located at 89 South Street, Boston, Massachusetts 02111, serves as the Fund's Custodian and Dividend Disbursing Agent. IBT provides comprehensive asset administrative services to the Fund and other members of the financial industry which include: multi-currency accounting; institutional transfer agency services; domestic and global custody; performance measures; foreign exchange; and securities lending and mutual fund administrative services.

                                  APPENDIX A

                      DESCRIPTION OF PORTFOLIO SECURITIES

  The following is intended only as a supplement to the information contained in the Prospectus and should be read only in conjunction with the Prospectus. Terms defined in the Prospectus and not defined herein have the same meanings as those in the Prospectus.

  1. Certificate of Deposit.* A certificate of deposit generally is a short-term, interest bearing negotiable certificate issued by a commercial bank or savings and loan association against funds deposited in the issuing institution.

  2. Eurodollar Certificate of Deposit.* A Eurodollar certificate of deposit is a short-term obligation of a foreign subsidiary of a U.S. bank payable in U.S. dollars.

  3. Floating Rate Note.* A floating rate note is debt issued by a corporation or commercial bank that is typically several years in term but whose interest rate is reset every one to six months.

  4. Time Deposit.* A time deposit is a deposit in a commercial bank for a specified period of time at a fixed interest rate for which a negotiable certificate is not received.

  5. Bankers' Acceptance.* A bankers' acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with international commercial transactions (to finance the import, export, transfer or storage of goods). The borrower is liable for payment as well as the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in secondary markets prior to maturity.

  6. Variable Amount Master Demand Note.* A variable amount master demand note is a note which fixes a minimum and maximum amount of credit and provides for lending and repayment within those limits at the discretion of the lender. Before investing in any variable amount master demand notes, the Portfolio will consider the liquidity of the issuer through periodic credit analysis based upon publicly available information.

  7. Commercial Paper.* Commercial paper is a short-term promissory note issued by a corporation primarily to finance short-term credit needs.

  8. Repurchase Agreement.* A repurchase agreement is an instrument under which the Portfolio acquires ownership of a debt security and the seller agrees to repurchase the obligation at a mutually agreed upon time and price. The total amount received on repurchase is calculated to exceed the price paid by the Portfolio, reflecting an agreed upon market rate of interest for the period from the time of the Portfolio's purchase of the security to the settlement date (i.e., the time of repurchase), and would not necessarily relate to the interest rate on the underlying securities. The Portfolio will only enter into repurchase agreements with respect to underlying securities consisting of U.S. Government or government agency securities, certificates of deposit, commercial paper or bankers' acceptances, and will be entered only with primary dealers. While the Portfolio may invest in repurchase agreements for periods up to 30 days, it is expected that typically such periods will be for a week or less. The staff of the Securities and Exchange Commission has taken the position that repurchase agreements of greater than seven days together with other illiquid investments should be limited to an amount not in excess of 15% of the Portfolio's net assets.

  Although repurchase transactions usually do not impose market risks on the purchaser, the Portfolio would be subject to the risk of loss if the seller fails to repurchase the securities for any
--------

* Short-term Securities.

reason and the value of the securities is less than the agreed upon repurchase price. In addition, if the seller defaults, the Portfolio may incur disposition costs in connection with liquidating the securities. Moreover, if the seller is insolvent and bankruptcy proceedings are commenced, under current law, the Portfolio could be ordered by a court not to liquidate the securities for an indeterminate period of time and the amount realized by the Portfolio upon liquidation of the securities may be limited.

  9. Reverse Repurchase Agreement. A reverse repurchase agreement involves the sale of securities held by the Portfolio, with an agreement to repurchase the securities at an agreed upon price, date and interest payment. The Portfolio will use the proceeds of the reverse repurchase agreements to purchase other money market securities maturing, or under an agreement to resell, at a date simultaneous with or prior to the expiration of the reverse repurchase agreement. The Portfolio will utilize reverse repurchase agreements when the interest income to be earned from the investment of the proceeds from the transaction is greater than the interest expense of the reverse repurchase transaction.

  10. Asset-Backed Securities. The Portfolio may invest in securities backed by automobile receivables and credit-card receivables and other securities backed by other types of receivables or other assets. Credit support for asset-backed securities may be based on the underlying assets and/or provided through credit enhancements by a third party. Credit enhancement techniques include letters of credit, insurance bonds, limited guarantees (which are generally provided by the issuer), senior-subordinated structures and over-collateralization. The Portfolio will only purchase an asset-backed security if it is rated at least "A" by S&P or Moody's.

  11. Mortgage-Backed Securities. The Portfolio may purchase mortgage-backed securities issued by government and non-government entities such as banks, mortgage lenders, or other financial institutions. Mortgage-backed securities include mortgage pass-through securities, mortgage-backed bonds, and mortgage pay-through securities. A mortgage pass-through security is a pro-rata interest in a pool of mortgages where the cash flow generated from the mortgage collateral is passed through to the security holder. Mortgage-backed bonds are general obligations of their issuers, payable out of the issuers' general funds and additionally secured by a first lien on a pool of mortgages. Mortgage pay-through securities exhibit characteristics of both pass-through and mortgage-backed bonds. Mortgage-backed securities also include other debt obligations secured by mortgages on commercial real estate or residential properties. Other types of mortgage-backed securities will likely be developed in the future, and the Portfolio may invest in them if it is determined they are consistent with the Portfolio's investment objective and policies.

  12. Collateralized Mortgage Obligations. (CMOs) are pay-through securities collateralized by mortgages or mortgage-backed securities. CMOs are issued in classes and series that have different maturities and often are retired in sequence.

  13. Stripped Mortgage-Backed Securities. Stripped mortgage-backed securities are created when the principal and interest payments of a mortgage-backed security are separated by a U.S. Government agency or a financial institution. The holder of the "principal-only" security receives the principal payments made by the underlying mortgage-backed security, while the holder of the "interest-only" security receives interest payments from the same underlying security.

  The value of mortgage-backed securities may change due to changes in the market's perception of issuers. In addition, the mortgage securities market in general may be adversely affected by regulatory or tax changes. Non-governmental mortgage-backed securities may offer a higher yield than those issued by government entities but also may be subject to greater price change then government securities.

  Like most mortgage securities, mortgage-backed securities are subject to prepayment risk. When prepayment occurs, unscheduled or early payments are made on the underlying mortgages, which may shorten the effective maturities of those securities and may lower their total returns. Furthermore, the prices of stripped mortgage-backed securities can be significantly affected by changes in interest rates as well. As interest rates fall, prepayment rates tend to increase, which in turn tends to reduce prices of "interest-only" securities and increase prices of "principal-only" securities. Rising interest rates can have the opposite effect.

 14. Zero Coupon Bonds. Zero coupon bonds are created three ways:

  1) U.S. TREASURY STRIPS (Separate Trading of Registered Interest and Principal of Securities) are created when the coupon payments and the principal payment are stripped from an outstanding Treasury bond by the Federal Reserve Bank. Bonds issued by the Resolution Funding Corporation (REFCORP) and the Financial Corporation (FICO) also can be stripped in this fashion.

  2) STRIPS are created when a dealer deposits a Treasury Security or a Federal agency security with a custodian for safe keeping and then sells the coupon payments and principal payments that will be generated by this security separately. Proprietary receipts, such as Certificates of Accrual on Treasury Securities (CATS), Treasury Investment Growth Receipts (TIGRS), and generic Treasury Receipts (TRs), are stripped U.S. Treasury securities separated into their component parts through custodial arrangements established by their broker sponsors. FICO bonds have been stripped in this fashion. The Portfolio has been advised that the staff of the Division of Investment Management of the Securities and Exchange Commission does not consider such privately stripped obligations to be U.S. Government securities, as defined by the 1940 Act. Therefore, the Portfolio will not treat such obligations as U.S. Government securities for purposes of the 65% portfolio composition ratio.

  3) ZERO COUPON BONDS can be issued directly by Federal agencies and instrumentalities, or by corporations. Such issues of zero coupon bonds are originated in the form of a zero coupon bond and are not created by stripping an outstanding bond.

  Zero coupon bonds do not make regular interest payments. Instead they are sold at a deep discount from their face value. Because a zero coupon bond does not pay current income, its price can be very volatile when interest rates change. In calculating its dividends, the fund takes into account as income a portion of the difference between a zero coupon bond's purchase price and its face value.

                                  APPENDIX B

                  DESCRIPTION OF SELECTED CORPORATE BOND AND

                           COMMERCIAL PAPER RATINGS

CORPORATE BONDS--MOODY'S INVESTORS SERVICE, INC.

  Aaa--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large, or by an exceptionally stable, margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position on such issues.

  Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

  A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

  Baa--Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

  Ba--Bonds which are rated Ba are judged to have speculative elements and their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safe-guarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

  B--Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

  Unrated--Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

  Should no rating be assigned, the reason may be one of the following:

    1. An application for rating was not received or accepted.

    2. The issue or issuer belongs to a group of securities or companies that are not rated as a matter of policy.

    3. There is a lack of essential data pertaining to the issue or issuer.

    4. The issue was privately placed, in which case the rating is not published in Moody's publications.

  Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

CORPORATE BONDS--STANDARD & POOR'S CORPORATION

  AAA--This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

  AA--Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

  A--Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

  BBB--Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they exhibit an adequate degree of protection, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

  BB, B, CCC and CC--Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

  Plus (+) or Minus (-)--The ratings from "AA" to "BBB" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

  Unrated--Indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

COMMERCIAL PAPER--MOODY'S INVESTORS SERVICE, INC.

  "Prime-1"--Commercial paper issuers rated Prime-1 are judged to be of the best quality. Their short-term debt obligations carry the smallest degree of investment risk. Margins of support for current indebtedness are large or stable with cash flow and asset protection well assured. Current liquidity provides ample coverage of near-term liabilities and unused alternative financing arrangements are generally available. While protective elements may change over the intermediate or longer term, such changes are most unlikely to impair the fundamentally strong position of short-term obligations.

  "Prime-2"--Issuers in the Commercial Paper market rated Prime-2 are high quality. Protection for short-term holders is assured with liquidity and value of current assets as well as cash generation in sound relationship to current indebtedness. They are rated lower than the best commercial paper issuers because margins of protection may not be as large or because fluctuations of protective elements over the near or immediate term may be of greater amplitude. Temporary increases in relative short and overall debt load may occur. Alternative means of financing remain assured.

COMMERCIAL PAPER--STANDARD & POOR'S CORPORATION

  "A"--Issues assigned this highest rate are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designation 1, 2 and 3 to indicate the relative degree of safety.

  "A-1"--This designation indicates that the degree of safety regarding timely payment is very strong.

  "A-2"--Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not overwhelming as for issues designated "A-1".

  "A-3"--Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designation.

                                                                 APRIL 25, 1997

                      STATEMENT OF ADDITIONAL INFORMATION

                   MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
  P.O. BOX 9011, PRINCETON, NEW JERSEY 08543-9011 . PHONE NO. (609) 282-2800

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  Merrill Lynch Variable Series Funds, Inc. (the "Company") is an open-end management investment company which has a wide range of investment objectives among its sixteen separate funds (hereinafter referred to as the "Funds" or individually as a "Fund"): Merrill Lynch Domestic Money Market Fund, Merrill Lynch Reserve Assets Fund, Merrill Lynch Prime Bond Fund, Merrill Lynch High Current Income Fund, Merrill Lynch Quality Equity Fund, Merrill Lynch Equity Growth Fund, Merrill Lynch Natural Resources Focus Fund, Merrill Lynch American Balanced Fund, Merrill Lynch Global Strategy Focus Fund, Merrill Lynch Basic Value Focus Fund, Merrill Lynch Global Bond Focus Fund, Merrill Lynch Global Utility Focus Fund, Merrill Lynch International Equity Focus Fund, Merrill Lynch Developing Capital Markets Focus Fund, Merrill Lynch Government Bond Fund and Merrill Lynch Index 500 Fund. A separate class of Class A Common Stock is issued for each Fund. The Company may issue Class B Common Stock for one or more Funds in 1997.

  The shares of the Funds are sold to separate accounts ("Separate Accounts") of certain insurance companies (the "Insurance Companies") including Merrill Lynch Life Insurance Company ("MLLIC") and ML Life Insurance Company of New York ("ML of New York") to fund benefits under variable annuity contracts (the "Variable Annuity Contracts") and/or variable life insurance contracts (together with the Variable Annuity Contracts, the "Contracts") issued by such companies. The Insurance Companies will redeem shares to the extent necessary to provide benefits under the respective Contracts or for such other purposes as may be consistent with the respective Contracts. MLLIC and ML of New York are wholly owned subsidiaries of Merrill Lynch & Co., Inc., as is the Company's investment adviser, Merrill Lynch Asset Management, L.P. (the "Investment Adviser").

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 THIS STATEMENT OF ADDITIONAL INFORMATION OF  THE COMPANY IS NOT A PROSPECTUS
  AND SHOULD BE READ IN CONJUNCTION  WITH THE PROSPECTUS OF THE COMPANY (THE
    "PROSPECTUS") DATED  APRIL  25, 1997  WHICH  HAS BEEN  FILED  WITH THE
     SECURITIES  AND  EXCHANGE COMMISSION  AND  WHICH  IS AVAILABLE  UPON
       REQUEST AND WITHOUT CHARGE BY  CALLING OR WRITING THE COMPANY  AT
        THE ADDRESS AND TELEPHONE NUMBER SET FORTH ABOVE.

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              MERRILL LYNCH ASSET MANAGEMENT--INVESTMENT ADVISER
              MERRILL LYNCH FUNDS DISTRIBUTOR, INC.--DISTRIBUTOR

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
Investment Objectives and Policies.........................................   3
Investment Restrictions....................................................   3
Management of the Company..................................................  11
Investment Advisory Arrangements...........................................  15
Determination of Net Asset Value...........................................  17
Portfolio Transactions and Brokerage.......................................  18
Redemption of Shares.......................................................  20
Dividends, Distributions and Taxes.........................................  20
Distribution Arrangements..................................................  21
Performance Data...........................................................  21
Additional Information.....................................................  24
Independent Auditors' Report...............................................  25
Audited Financial Statements...............................................  26
Unaudited Financial Statements for the Index 500 Fund...................... 142

                      INVESTMENT OBJECTIVES AND POLICIES

  The investment objectives and certain investment policies of the Funds are as follows: The Domestic Money Market Fund seeks preservation of capital, liquidity and the highest possible current income consistent with the foregoing objectives by investing in short-term domestic money market securities. The Reserve Assets Fund seeks the preservation of capital, liquidity and the highest possible current income consistent with the foregoing objectives by investing in short-term money market securities. The Prime Bond Fund seeks to attain as high a level of current income as is consistent with prudent investment management, and as a secondary objective, capital appreciation when consistent with the foregoing objective, by investing primarily in long-term corporate bonds rated A or better by either Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Rating Group ("Standard & Poor's"). The High Current Income Fund seeks to attain as high a level of current income as is consistent with its investment policies and prudent investment management, and as a secondary objective, capital appreciation when consistent with the foregoing objective; the Fund invests principally in fixed-income securities which are rated in the lower rating categories of the established rating services or in unrated securities of comparable quality. The Quality Equity Fund seeks to attain the highest total investment return consistent with prudent risk; the Fund uses a fully managed investment policy utilizing equity securities, primarily common stocks of large-capitalization companies, as well as investment grade debt and convertible securities. The Equity Growth Fund seeks to attain long-term capital growth by investing primarily in common shares, of small companies and of emerging growth companies regardless of size. The Natural Resources Focus Fund seeks to attain long-term growth of capital and the protection of the purchasing power of shareholders' capital by investing primarily in equity securities of domestic and foreign companies with substantial natural resource assets. The American Balanced Fund seeks a level of current income and a degree of stability of principal not normally available from an investment solely in equity securities and the opportunity for capital appreciation greater than normally available from an investment solely in debt securities by investing in a balanced portfolio of fixed income and equity securities. The Global Strategy Focus Fund seeks high total investment return by investing primarily in a portfolio of equity and fixed income securities of U.S. and foreign issuers. The Basic Value Focus Fund seeks to attain capital appreciation and, secondarily, income by investing in securities, primarily equities, that management of the Fund believes are undervalued and therefore represent basic investment value. The Global Bond Focus Fund seeks to attain high total investment return by investing in a global portfolio of fixed income securities denominated in various currencies, including multinational currency units. The Global Utility Focus Fund seeks to attain capital appreciation and current income through investment of at least 65% of its total assets in equity and debt securities issued by domestic and foreign companies which are, in the opinion of the Investment Adviser, primarily engaged in the ownership or operation of facilities used to generate, transmit or distribute electricity, telecommunications, gas or water. The International Equity Focus Fund seeks to attain capital appreciation and, secondarily, income, through investment in securities, principally equities, of issuers in countries other than the United States. The Developing Capital Markets Focus Fund seeks long-term capital appreciation through investment in securities, principally equities, of issuers in countries having smaller capital markets. The Government Bond Fund seeks the highest possible current income consistent with the protection of capital afforded by investing in debt securities issued or guaranteed by the United States Government, its agencies or instrumentalities. The Index 500 Fund seeks to provide investment results that, before expenses, correspond to the aggregate price and yield performance of Standard & Poor's 500 Composite Stock Price Index (the "S&P 500 Index").

  Investors are referred to "Investment Objectives and Policies of the Funds" in the Prospectus for a more complete discussion of the investment objectives and policies of the Company.

                            INVESTMENT RESTRICTIONS

  The Company has adopted the following fundamental and non-fundamental restrictions and policies relating to the investment of the assets of the Funds and their activities. The fundamental policies set forth below may not be changed without the approval of the holders of a majority of the outstanding voting shares of each Fund affected (which for this purpose and under the Investment Company Act of 1940 means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares of the affected Fund are represented or (ii) more than 50% of the outstanding shares of the affected Fund).

RESTRICTIONS APPLICABLE TO THE DOMESTIC MONEY MARKET FUND

  The Domestic Money Market Fund may not purchase any security other than money market and other securities described under "Investment Objectives and Policies of the Funds--Domestic Money Market Fund" in the Prospectus. In addition, the Domestic Money Market Fund may not purchase securities of foreign issuers (including Eurodollar and Yankeedollar obligations). In addition, the Domestic Money Market Fund may not:

    (1) invest more than 10% of its total assets (taken at market value at the time of each investment) in the securities (other than U.S. Government or government agency securities) of any one issuer (including repurchase agreements with any one bank) except that up to 25% of the value of the Fund's total assets may be invested without regard to such 10% limitation.

    (2) alone, or together with any other Fund or Funds, make investments for the purpose of exercising control or management.

    (3) purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization.

    (4) purchase or sell interests in oil, gas or other mineral exploration or development programs, commodities, commodity contracts or real estate, except that the Fund may invest in securities secured by real estate or interests therein or securities issued by companies which invest in real estate or interest therein.

    (5) purchase any securities on margin except that the Company may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.

    (6) make short sales of securities or maintain a short position or write, purchase or sell puts, calls, straddles, spreads or combination thereof.

    (7) make loans to other persons; provided that the Fund may purchase money market securities or enter into repurchase agreements; lend securities owned or held by it pursuant to (8) below; and provided further that for purposes of this restriction the acquisition of a portion of an issue of publicly distributed bonds, debentures or other corporate debt securities or of government obligations, short-term commercial paper, certificates of deposit and bankers' acceptances shall not be deemed the making of a loan.

    (8) lend its portfolio securities in excess of 20% of its total assets, taken at market value at the time of the loan, provided that such loans are made according to the guidelines set forth below and the guidelines of the Securities and Exchange Commission and the Company's Board of Directors, including maintaining collateral from the borrower equal at all times to the current market value of the securities loaned.

    (9) borrow amounts in excess of 20% of its total assets, taken at market value, and then only from banks as a temporary measure for extraordinary or emergency purposes. The borrowing provisions shall not apply to reverse repurchase agreements. Usually only "leveraged" investment companies may borrow in excess of 5% of their assets; however, the Fund will not borrow to increase income but only to meet redemption requests which might otherwise require untimely dispositions of portfolio securities. The Fund will not purchase securities while borrowings are outstanding.

    (10) mortgage, pledge, hypothecate or in any manner transfer (except as provided in (8) above), as security for indebtedness, any securities owned or held by the Fund except as may be necessary in connection with borrowings mentioned in (9) above, and then such mortgaging, pledging or hypothecating may not exceed 25% of the Fund's total assets, taken at market value at the time thereof. Although the Fund has the authority to mortgage, pledge or hypothecate more than 10% of its total assets under this investment restriction (10), as a matter of operating policy, the Fund will not mortgage, pledge or hypothecate in excess of 10% of total net assets.

    (11) act as an underwriter of securities, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in selling portfolio securities.

    (12) purchase, either alone or together with any other Fund or Funds, more than 10% of the outstanding securities of an issuer except that such restriction does not apply to U.S. Government or government agency securities, bank money instruments or repurchase agreements.

    (13) invest in securities (except for repurchase agreements or variable amount master notes) with legal or contractual restrictions on resale or for which no readily available market exists or in securities of issuers (other than issuers of government agency securities) having a record, together with predecessors, of less than three years of continuous operation if, regarding all such securities, more than 10% of its total assets (taken at market value) would be invested in such securities.

    (14) enter into repurchase agreements if, as a result thereof, more than 10% of the Fund's total assets (taken at market value at the time of each investment) would be subject to repurchase agreements maturing in more than seven days.

    (15) enter into reverse repurchase agreements if, as a result thereof, the Fund's obligations with respect to reverse repurchase agreements would exceed one-third of the Fund's net assets (defined to be total assets, taken at market value, less liabilities other than reverse repurchase agreements).

    (16) invest more than 25% of its total assets (taken at market value at the time of each investment) in the securities of issuers in any particular industry (other than U.S. Government securities, government agency securities or bank money instruments).

RESTRICTIONS APPLICABLE TO THE RESERVE ASSETS FUND

  The Reserve Assets Fund may not purchase any security other than money market and other securities described under "Investment Objectives and Policies of the Funds--Reserve Assets Fund" in the Prospectus. In addition, the Reserve Assets Fund may not:

    (1) invest more than 10% of its total assets (taken at market value at the time of each investment) in the securities (other than U.S. Government or government agency securities) of any one issuer (including repurchase agreements with any one bank) except that up to 25% of the value of the Fund's total assets may be invested without regard to such 10% limitation.

    (2) alone, or together with any other Fund or Funds, make investments for the purpose of exercising control or management.

    (3) purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization.

    (4) purchase or sell interests in oil, gas or other mineral exploration or development programs, commodities, commodity contracts or real estate, except that the Fund may invest in securities secured by real estate or interests therein or securities issued by companies which invest in real estate or interest therein.

    (5) purchase any securities on margin except that the Company may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.

    (6) make short sales of securities or maintain a short position or write, purchase or sell puts, calls, straddles, spreads or combinations thereof.

    (7) make loans to other persons; provided that the Fund may purchase money market securities or enter into repurchase agreements; lend securities owned or held by it pursuant to (8) below; and provided further that for purposes of this restriction the acquisition of a portion of an issue of publicly-distributed bonds, debentures or other corporate debt securities or of government obligations, short-term commercial paper, certificates of deposit and bankers' acceptances shall not be deemed the making of a loan.

    (8) lend its portfolio securities in excess of 20% of its total assets, taken at market value at the time of the loan, provided that such loans are made according to the guidelines set forth below and the guidelines of the Securities and Exchange Commission and the Company's Board of Directors, including maintaining collateral from the borrower equal at all times to the current market value of the securities loaned.

    (9) borrow amounts in excess of 20% of its total assets, taken at market value and then only from banks as a temporary measure for extraordinary or emergency purposes. The borrowing provisions shall not apply to reverse repurchase agreements. Usually only "leveraged" investment companies may borrow in excess of 5% of their assets; however, the Fund will not borrow to increase income but only to meet redemption requests which might otherwise require untimely dispositions of portfolio securities. The Fund will not purchase securities while borrowings are outstanding.

    (10) mortgage, pledge, hypothecate or in any manner transfer (except as provided in (8) above), as security for indebtedness, any securities owned or held by the Fund except as may be necessary in connection with borrowings mentioned in (9) above, and then such mortgaging, pledging or hypothecating may not exceed 25% of the Fund's total assets, taken at market value at the time thereof. As a matter of operating policy, the Fund will not mortgage, pledge or hypothecate in excess of 10% of total net assets.

    (11) act as an underwriter of securities, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in selling portfolio securities.

    (12) purchase, either alone or together with any other Fund or Funds, more than 10% of the outstanding securities of an issuer except that such restriction does not apply to U.S. Government or government agency securities, bank money instruments or repurchase agreements.

    (13) invest in securities (except for repurchase agreements or variable amount master notes) with legal or contractual restrictions on resale or for which no readily available market exists or in securities of issuers (other than issuers of government agency securities) having a record, together with predecessors, of less than three years of continuous operation if, regarding all such securities, more than 5% of its total assets (taken at market value) would be invested in such securities.

    (14) enter into repurchase agreements if, as a result thereof, more than 10% of the Fund's total assets (taken at market value at the time of each investment) would be subject to repurchase agreements maturing in more than seven days.

    (15) enter into reverse repurchase agreements if, as a result thereof, the Fund's obligations with respect to reverse repurchase agreements would exceed one-third of the Fund's net assets (defined to be total assets, taken at market value, less liabilities other than reverse repurchase agreements).

    (16) invest more than 25% of its total assets (taken at market value at the time of each investment) in the securities of issuers in any particular industry (other than U.S. Government securities, government agency securities or bank money instruments).

RESTRICTIONS APPLICABLE TO EACH OF THE FUNDS (EXCEPT THE DOMESTIC MONEY MARKET FUND AND THE RESERVE ASSETS FUND)

  Under the fundamental investment restrictions, each of the Funds (unless noted otherwise below) may not:

    1. Make any investment inconsistent with the Fund's classification as a diversified company under the Investment Company Act.(1)

    2. Invest more than 25% of its assets, taken at market value, in the securities of issuers in any particular industry (excluding the U.S. Government and its agencies and instrumentalities).(2)

    3. Make investments for the purpose of exercising control or management.

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(1) The Developing Capital Markets Focus, Global Bond Focus, Global Strategy Focus, Index 500 and Natural Resource Focus Funds are classified as non-diversified investment companies under the Investment Company Act, and therefore this restriction is not applicable to those Funds.

(2) For purposes of this restriction, states, municipalities and their political subdivisions are not considered to be part of any industry, and utilities will be divided according to their services; for example, gas, gas transmission, electricity, telecommunications and water each will be considered a separate industry for purposes of this restriction. In addition, this restriction will not restrict (i) the Global Utility Focus Fund, under normal circumstances, from investing 65% or more of its total assets in equity and debt securities issued by domestic and foreign companies in the utilities industries (i.e., electricity, telecommunications, gas or water), and (ii) the Natural Resources Focus Fund from investing greater than 25% of its assets in gold-related companies.

    4. Purchase or sell real estate, except that the Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

    5. Make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers acceptances, repurchase agreements or any similar instruments shall not be deemed to be the making of a loan, and except further that the Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law and the guidelines set forth in the Prospectus and Statement of Additional Information, as they may be amended from time to time.

    6. Issue senior securities to the extent such issuance would violate applicable law.

    7. Borrow money, except that (i) the Fund may borrow from banks (as defined in the Investment Company Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) the Fund may borrow up to an additional 5% of its total assets for temporary purposes, (iii) the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) the Fund may purchase securities on margin to the extent permitted by applicable law. The Fund may not pledge its assets other than to secure such borrowings or, to the extent permitted by the Fund's investment policies as set forth in the Prospectus and Statement of Additional Information, as they may be amended from time to time, in connection with hedging transactions, short sales, when-issued and forward commitment transactions and similar investment strategies.

    8. Underwrite securities of other issuers except insofar as the Fund technically may be deemed an underwriter under the Securities Act of 1933 in selling portfolio securities.

    9. Purchase or sell commodities or contracts on commodities, except to the extent the Fund may do so in accordance with applicable law and the Prospectus and Statement of Additional Information, as they may be amended from time to time, and without registering as a commodity pool operator under the Commodity Exchange Act.

  Under the non-fundamental investment restrictions, each of the Funds (unless noted otherwise below) may not:

    a. Purchase securities of other investment companies, except to the extent such purchases are permitted by applicable law.

    b. Engage in short sales of securities or maintain a short position except to the extent permitted by applicable law. The Fund does not currently intend to engage in short sales or maintain a short position, except for short sales "against the box."(3)

    c. Invest in securities which cannot be readily resold because of legal or contractual restrictions or which cannot otherwise be marketed, redeemed or put to the issuer or a third party, if at the time of acquisition more than 15% of its total assets would be invested in such securities. This restriction shall not apply to securities which mature within seven days or securities which the Board of Directors has otherwise determined to be liquid pursuant to applicable law. Securities purchased in accordance with Rule 144A under the Securities Act and determined to be liquid by the Board of Directors of the Company are not subject to the limitations set forth in this investment restriction.

    d. Invest in warrants if, at the time of acquisition, its investments in warrants, valued at the lower of cost or market value, would exceed 5% of the Fund's total assets; included within such limitation, but not to exceed 2% of the Fund's total assets, are warrants which are not listed on the New York Stock Exchange or American Stock Exchange or a major foreign exchange. For purposes of this restriction, warrants acquired by the Fund in units or attached to securities may be deemed to be without value.

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(3) The Global Bond Focus, Global Strategy Focus, International Equity Focus and Natural Resources Focus Funds may maintain short positions in forward currency contracts, options, futures contracts and options on futures contracts.

    e. Invest in securities of companies having a record, together with predecessors, of less than three years of continuous operation, except to the extent permitted under applicable law. This restriction shall not apply to mortgage-backed securities, asset-backed securities or obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

    f. Purchase or retain the securities of any issuer, if those individual officers and directors of the Company, the officers and general partner of the Investment Adviser, the directors of such general partner or the officers and directors of any subsidiary thereof each owning beneficially more than one-half of one percent of the securities of such issuer own in the aggregate more than 5% of the securities of such issuer.

    g. Invest in real estate limited partnership interests or interests in oil, gas or other mineral leases, or exploration or development programs, except that the Fund may invest in securities issued by companies that engage in oil, gas or other mineral exploration or development activities.

    h. Write, purchase or sell puts, calls, straddles, spreads or combinations thereof, except to the extent permitted in the Prospectus and Statement of Additional Information, as they may be amended from time to time.

    i. Notwithstanding fundamental investment restriction number 7 above, borrow amounts in excess of 5% (20% in the case of the Developing Capital Markets Focus and Global Bond Focus Funds and 10% in the case of the Global Strategy Focus, Government Bond, International Equity Focus and Natural Resources Focus Funds) of the total assets of the Fund, taken at market value, and then only from banks as a temporary measure for extraordinary or emergency purposes such as the redemption of Fund shares.(4)

    j. Pledge greater than 10% (20% in the case of the Developing Capital Markets Focus Fund) of its total assets, taken at market value at the time of the pledge. For the purpose of this restriction, collateral arrangements with respect to (i) transactions in options, foreign currency contracts, futures contracts and options on futures contracts and (ii) initial and variation margin are not deemed to be a pledge of assets.

    k. Lend its portfolio securities in excess of 20% of its total assets, taken at market value at the time of the loan, provided however that the Quality Equity Fund may only make loans to New York Stock Exchange Member firms, other brokerage firms having net capital of at least $10 million and financial institutions, such as registered investment companies, banks and insurance companies, having at least $10 million in capital and surplus.

    l. In the case of the Global Utility Focus Fund only, invest less than 65% of its total assets in equity and debt securities issued by domestic and foreign companies in the utilities industries, except during temporary defensive periods.

    m. In the case of each of the American Balanced Fund, the Basic Value Focus Fund, the Equity Growth Fund, the High Current Income Fund, the Prime Bond Fund and the Quality Equity Fund, invest in the securities of foreign issuers except that each such Fund (except the American Balanced Fund) may invest in securities of foreign issuers if at the time of acquisition no more than 10% (25% in the case of the Quality Equity Fund) of its total assets, taken at market value at the time of the investment, would be invested in such securities. Consistent with the general policy of the Securities and Exchange Commission, the nationality or domicile of an issuer for determination of foreign issuer status may be (i) the country under whose laws the issuer is organized, (ii) the country in which the issuer's securities are principally traded, or (iii) a country in which the issuer derives a significant proportion (at least 50%) of its revenues or profits from goods produced or sold, investments made, or services performed in the country, or in which at

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(4) In addition, the American Balanced, Basic Value Focus, Developing Capital Markets Focus, Equity Growth, Global Strategy Focus, High Current Income, Natural Resources Focus, Prime Bond and Quality Equity Funds will not purchase securities while borrowings are outstanding, except, in the case of the Developing Capital Markets Focus Fund, (a) to honor prior commitments or (b) to exercise subscription rights where outstanding borrowings have been obtained exclusively for settlements of other securities transactions. The Global Bond Focus, Global Utility Focus and International Equity Focus Funds will not purchase securities while borrowings in excess of 5% of its total assets are outstanding.

  least 50% of the assets of the issuer are situated. See "Other Portfolio Strategies--Foreign Securities" in the Prospectus.(5)

OVER-THE-COUNTER OPTIONS

  The staff of the Commission has taken the position that purchased OTC options and the assets used as cover for written OTC options are illiquid securities. Therefore, the Company has adopted an investment policy pursuant to which it will not purchase or sell OTC options if, as a result of such transactions, the sum of the market value of OTC options currently outstanding which are held by a Fund, the market value of the underlying securities covered by OTC call options currently outstanding which were sold by the Fund and margin deposits on the Fund's existing OTC options on futures contracts exceeds 15% of the total assets of the Fund, taken at market value, together with all other assets of the Fund which are illiquid or are otherwise not readily marketable. However, if an OTC option is sold by a Fund to a primary U.S. Government securities dealer recognized by the Federal Reserve Bank of New York and if the Fund has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the Fund will treat as illiquid such amount of the underlying securities equal to the repurchase price less the amount by which the option is "in-the-money" (i.e., current market value of the underlying securities minus the option's strike price). The repurchase price with the primary dealers is typically a formula price which is generally based on a multiple of the premium received for the option, plus the amount by which the option is "in-the-money." This policy as to OTC options is not a fundamental policy of any Fund and may be amended by the Directors of the Company without the approval of the Company's shareholders. However, the Company will not change or modify this policy prior to the change or modification by the Commission staff of its position.

RESTRICTED SECURITIES

  From time to time a Fund may invest in securities the disposition of which is subject to legal restrictions, such as restrictions imposed by the Securities Act of 1933 (the "Securities Act") on the resale of securities acquired in private placements. If registration of such securities under the Securities Act is required, such registration may not be readily accomplished and if such securities may be sold without registration, such resale may be permissible only in limited quantities. In either event, a Fund may not be able to sell its restricted securities at a time which, in the judgement of the Investment Adviser, would be most opportune.

  Each of the Funds is subject to limitations on the amount of securities which are illiquid, because of restrictions under the Securities Act or otherwise, they may purchase. Each Fund may, however, purchase without regard to that limitation securities that are not registered under the Securities Act, but that can be offered and sold to "qualified institutional buyers" under Rule 144A under the Securities Act, provided that the Company's Board of Directors continuously determines, based on the trading markets for the specific Rule 144A security, that it is liquid. The Board of Directors may adopt guidelines and delegate to the Investment Adviser the daily function of determining and monitoring liquidity of restricted securities. The Board has determined that securities which are freely tradeable in their primary market offshore should be deemed liquid. The Board, however, will retain sufficient oversight and be ultimately responsible for the determinations.

  Since it is not possible to predict with assurance exactly how the market for restricted securities sold and offered under Rule 144A will develop, the Board of Directors will carefully monitor the Fund's investments in these securities, focusing on such factors, among others, as valuation, liquidity and availability of information. This investment practice could have the effect of increasing the level of illiquidity in a Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities.

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(5) Notwithstanding this restriction, each of the Prime Bond Fund and the High Current Income Fund may invest up to 25% of its total assets in securities
    (i) issued, assumed or guaranteed by foreign governments, or political subdivisions or instrumentalities thereof, (ii) assumed or guaranteed by domestic issuers, including Eurodollar securities or (iii) issued, assumed or guaranteed by foreign issuers having a class of securities listed for trading on the New York Stock Exchange.

PORTFOLIO STRATEGIES

  Liquidity. In order to assure that each Fund has sufficient liquidity, as a matter of operating policy no Fund may invest more than 10% of its net assets, except that the Developing Capital Markets Focus Fund may not invest more than 15% of its net assets in securities for which market disposition is not readily available. Market disposition may not be readily available for repurchase agreements maturing in more than seven days and for securities having restrictions on resale.

  Lending of Portfolio Securities. Subject to any applicable investment restriction above, each Fund may from time to time loan securities from its portfolio to brokers, dealers and financial institutions and receive collateral in cash, securities issued or guaranteed by the U.S. Government or, in the case of the Domestic Money Market and Reserve Assets Fund, cash equivalents which while the loan is outstanding will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Such cash collateral will be invested in short-term securities, the income from which will increase the return to the Fund. The Fund will retain all rights of beneficial ownership as to the loaned portfolio securities, including voting rights and rights to interest or other distributions, and will have the right to regain record ownership of loaned securities to exercise such beneficial rights. Such loans will be terminable at any time. The Fund may pay reasonable finders', administrative and custodial fees to persons unaffiliated with the Fund in connection with the arranging of such loans. The dividends, interest and other distributions received by the Company on loaned securities may, for tax purposes, be treated as income other than qualified income for the 90% test discussed under "Dividends, Distributions and Taxes--Federal Income Taxes." The Company intends to lend portfolio securities only to the extent that such activity does not jeopardize the Company's qualification as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended.

  Forward Commitments. Securities may be purchased or sold on a delayed delivery basis or may be purchased on a forward commitment basis by each of the Company's Funds at fixed purchase terms with periods of up to 180 days between the commitment and settlement dates. The purchase will be recorded on the date the purchasing Fund enters into the commitment and the value of security will thereafter be reflected in the calculation of the Fund's net asset value. The value of the security on the delivery date may be more or less than its purchase price. A separate account of the Fund will be established with The Bank of New York or Brown Brothers Harriman & Co. (for Developing Capital Markets Focus Fund) (the "Custodian") consisting of cash or liquid securities having a market value at all times until the delivery date at least equal to the amount of its commitments in connection with such delayed delivery and purchase transactions. Although a Fund will generally enter into forward commitments with the intention of acquiring securities for its portfolio, it may dispose of a commitment prior to settlement if the Investment Adviser deems it appropriate to do so. There can, of course, be no assurance that the judgement upon which these techniques are based will be accurate or that such techniques when applied will be effective. The Funds will enter into forward commitment arrangements only with respect to securities in which they may otherwise invest as described under "Investment Objectives and Policies of the Funds" in the Prospectus.

  Eurodollar and Yankeedollar Obligations. The Reserve Assets Fund (and, for temporary or defensive purposes, the Natural Resources Focus, Global Strategy Focus, Global Bond Focus, Global Utility Focus, International Equity Focus and Developing Capital Markets Focus Funds) may invest in obligations issued by foreign branches or subsidiaries of U.S. banks ("Eurodollar" obligations), by U.S. branches or subsidiaries of foreign banks ("Yankeedollar" obligations), or by foreign depository institutions and their foreign branches and subsidiaries ("foreign bank obligations"). Investment in such obligations may involve different risks from the risks of investing in obligations of U.S. banks. Such risks include adverse political and economic developments, the possible imposition of withholding taxes on interest income payable on such obligations, the possible seizure or nationalization of foreign deposits and the possible establishment of exchange controls or other foreign governmental laws or restrictions which might adversely affect the payment of principal and interest. Generally the issuers of such obligations are subject to fewer U.S. regulatory requirements than are applicable to U.S. banks. Foreign depository institutions and their foreign branches and subsidiaries, and foreign branches or subsidiaries of U.S. banks, may be subject to less stringent reserve requirements than U.S. banks. U.S. branches or subsidiaries of foreign banks are subject to the reserve requirements of the state in which they are located.

There may be less publicly available information about a foreign depository institution, branch or subsidiary, or a U.S. branch or subsidiary of a foreign bank, than about a U.S. bank, and such institutions may not be subject to the same accounting, auditing and financial record keeping standards and requirements as U.S. banks. Evidence of ownership of Eurodollar and foreign bank obligations may be held outside of the United States, and a Fund may be subject to the risks associated with the holding of such property overseas. Eurodollar and foreign bank obligations of the Fund held overseas will be held by foreign branches of the Custodian for the Fund or by other U.S. or foreign banks under subcustodian arrangements complying with the requirements of the Investment Company Act of 1940.

  The Investment Adviser will consider the above factors in making investments in Eurodollar, Yankeedollar and foreign bank obligations and will not knowingly purchase obligations which, at the time of purchase, are subject to exchange controls or withholding taxes. Generally, the Reserve Assets Fund will limit its Yankeedollar investments to obligations of banks organized in Canada, France, Germany, Japan, the Netherlands, Switzerland, the United Kingdom and other western industrialized nations.

  Standby Commitment Agreements. The High Current Income Fund, Global Utility Focus Fund, International Equity Focus Fund and Developing Capital Markets Focus Fund may from time to time enter into standby commitment agreements. Such agreements commit a Fund, for a stated period of time, to purchase a stated amount of a fixed income security which may be issued and sold to the Fund at the option of the issuer. The price and coupon of the security is fixed at the time of the commitment. At the time of entering into the agreement the Fund is paid a commitment fee, regardless of whether or not the security is ultimately issued, which is typically approximately 0.5% of the aggregate purchase price of the security which the Fund has committed to purchase. A Fund will enter into such agreements only for the purpose of investing in the security underlying the commitment at a yield and price which is considered advantageous to the Fund. A Fund will not enter into a standby commitment with a remaining term in excess of 45 days and will limit its investment in such commitments so that the aggregate purchase price of the securities subject to such commitments, together with the value of portfolio securities subject to legal restrictions on resale, will not exceed 10% of its assets taken at the time of acquisition of such commitment or security. A Fund will at all times maintain a segregated account with its custodian of cash or liquid securities in an amount equal to the purchase price of the securities underlying the commitment.

  There can be no assurance that the securities subject to a standby commitment will be issued and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, a Fund may bear the risk of a decline in the value of such security and may not benefit from an appreciation in the value of the security during the commitment period.

  The purchase of a security subject to a standby commitment agreement and the related commitment fee will be recorded on the date on which the security can reasonably be expected to be issued and the value of the security will thereafter be reflected in the calculation of a Fund's net asset value. If the security is issued, the cost basis of the security will be adjusted by the amount of the commitment fee. In the event the security is not issued, the commitment fee will be recorded as income on the expiration date of the standby commitment.

                           MANAGEMENT OF THE COMPANY

  The Directors and executive officers of the Company and their ages and principal occupations for at least the last five years are set forth below. Unless otherwise noted, the address of each executive officer and director is P.O. Box 9011, Princeton, New Jersey 08543-9011.

  Arthur Zeikel (64)--President and Director(1)(2)--President of the Investment Adviser (which term as used herein includes its corporate predecessors) since 1977; President of Fund Asset Management, L.P. ("FAM") (which term as used herein includes its corporate predecessors) since 1977; President and Director of Princeton Services, Inc. ("Princeton Services") since 1993; Executive Vice President of Merrill Lynch & Co., Inc. ("ML&Co.") since 1990; Director of the Merrill Lynch Funds Distributor, Inc. (the "Distributor").

  Walter Mintz (68)--Director--1114 Avenue of the Americas, New York, New York 10036. Special Limited Partner of Cumberland Partners (investment partnership) since 1982.

  Melvin R. Seiden (67)--Director--780 Third Avenue, Suite 2502, New York, New York 10017. Director of Silbanc Properties, Ltd. (real estate, consulting and investments) since 1996 and President thereof since 1987; Chairman and President of Seiden & de Cuevas, Inc. (private investment firm) from 1964 to 1987.

  Stephen B. Swensrud (63)--Director--24 Federal Street, Suite 400, Boston, Massachusetts 02110. Chairman of Fernwood Associates (financial consultants) since 1996 and Principal thereof since 1975.

  Joe Grills (62)--Director--183 Soundview Lane, New Canaan, Connecticut 06840. Member of the Committee of Investment of Employee Benefit Assets of the Financial Executives Institute ("CIEBA") since 1986, member of CIEBA's Executive Committee since 1988 and its Chairman from 1991 to 1992; Assistant Treasurer of International Business Machines Incorporated ("IBM") and Chief Investment Officer of IBM Retirement Funds from 1986 until 1993; Member of the Investment Advisory Committee of the State of New York Common Retirement Fund; Director, Duke Management Company since 1993; Director, LaSalle Street Fund since 1995; Director, Kimco Realty Corporation since January 1997.

  Robert S. Salomon, Jr. (60)--Director--106 Dolphin Cove Quay, Stamford, Connecticut 06902. Principal of STI Management (investment adviser); Director, Common Fund and the Norwalk Community Technical College Foundation; Chairman and CEO of Salomon Brothers Asset Management from 1992 until 1995; Chairman of Salomon Brothers equity mutual funds from 1992 until 1995; Director of Stock Research and U.S. Equity Strategist at Salomon Brothers from 1975 until 1991.

  Terry K. Glenn (56)--Executive Vice President(1)(2)--Executive Vice President of the Investment Adviser and FAM since 1983; Executive Vice President and Director of Princeton Services since 1993; President of the Distributor since 1986 and Director thereof since 1991; President of Princeton Administrators, L.P. since 1988.

  Norman Harvey (63)--Senior Vice President(1)(2)--Senior Vice President of the Investment Adviser and FAM since 1982.

  Peter A. Lehman (38)--Senior Vice President(1)(2)--Vice President of the Investment Adviser since 1994 and employee of the Investment Adviser since 1992.

  Joseph T. Monagle, Jr. (48)--Senior Vice President(1)(2)--Senior Vice President of the Investment Adviser since 1990; Vice President of MLAM from 1978 to 1990.

  Donald C. Burke (36)--Vice President(1)(2)--Vice President of the Investment Adviser since 1990.

  Vincent T. Lathbury, III (56)--Vice President(1)(2)--Vice President of the Investment Adviser and FAM and Portfolio Manager of the Investment Adviser and FAM since 1982.

  Thomas R. Robinson (53)--Vice President(1)(2)--Senior Portfolio Manager of the Investment Adviser since November 1995; Manager of International Equity Strategy of ML&Co.'s Global Securities Research and Economics Group from 1989 to 1995.

  Kevin Rendino (30)--Vice President(1)(2)--Vice President of the Investment Adviser since December 1993; Senior Research Analyst from 1990 to 1992; Corporate Analyst from 1988 to 1990.

  Walter D. Rogers (54)--Vice President(1)(2)--Vice President of the Investment Adviser since 1987; Vice President of Continental Insurance Asset Management from 1984 to 1987.

  Grace Pineda (40)--Vice President(1)(2)--Vice President of the Investment Adviser since 1989. Prior to joining the Investment Adviser, Ms. Pineda was a portfolio manager with Clemente Capital, Inc.

  Andrew John Bascand (33)--Vice President(1)(2)--Director of Merrill Lynch Asset Management U.K. Limited since 1993 and Director of Merrill Lynch Global Asset Management Limited since 1994; Senior Economist of A.M.P. Asset Management plc in London from 1992 to 1993 and Chief Economist of A.M.P. Investments (NZ) in New Zealand from 1989 to 1991; Economic Adviser to the Chief Economist of the Reserve Bank of New Zealand from 1987 to 1989.

  Robert Parish (42)--Vice President(1)(2)--Vice President and Portfolio Manager of the Investment Adviser since 1991; Portfolio Manager of Templeton International from 1986 to 1991 and Vice President thereof from 1989.

  Jay C. Harbeck (62)--Vice President(1)(2)--Vice President of the Investment Adviser since 1986.

  Jacqueline Rogers (38)--Vice President(1)(2)--Vice President of the Investment Adviser since January 1986.

  Aldona A. Schwartz (48)--Vice President(1)(2)--Vice President of the Investment Adviser since 1991 and an employee of the Investment Adviser since 1986.

  Sean Casey (41)--Vice President--Vice President of the Investment Adviser since 1995; Chief Investment Officer, Chase Asset Management from 1990 to 1995.

  P. Valle (39)--Vice President--Vice President of the Investment Adviser since 1992.

  Gerald M. Richard (47)--Treasurer(1)(2)--Senior Vice President and Treasurer of the Investment Adviser and FAM since 1984; Treasurer of the Distributor since 1984 and Vice President since 1981; and Senior Vice President and Treasurer of Princeton Administrators, Inc. since 1988.

  Ira P. Shapiro (34)--Secretary(1)(2)--Vice President of the Investment Adviser since 1997 and Attorney associated with the Investment Adviser and FAM since 1993. Prior to 1993 Mr. Shapiro was an attorney in private practice.

-------------------------
(1) Interested person, as defined in the Investment Company Act of 1940, of the Company.

(2) The Officers of the Company are officers of certain other investment companies for which the Investment Adviser or FAM acts as investment adviser.

  The following table sets forth for the fiscal year ended December 31, 1996, compensation paid by the Fund to the non-interested Directors and for the calendar year ended December 31, 1996, the aggregate compensation paid by all investment companies (including the Company) advised by the Investment Adviser and its affiliate, FAM ("MLAM/FAM Advised Funds") to the non-interested
Directors:

                                          PENSION OR RETIREMENT  TOTAL COMPENSATION FROM
                              AGGREGATE     BENEFITS ACCRUED           COMPANY AND
                             COMPENSATION      AS PART OF            MLAM/FAM ADVISED
       NAME OF DIRECTOR      FROM COMPANY    COMPANY EXPENSE    FUNDS PAID TO DIRECTORS(1)
       ----------------      ------------ --------------------- --------------------------
   Walter Mintz(1).........    $20,000            NONE                   $164,000
   Melvin R. Seiden(1).....    $20,000            NONE                   $164,000
   Stephen B. Swensrud(1)..    $17,500            NONE                   $154,250
   Joe Grills(1)...........    $20,000            NONE                   $164,000
   Robert S. Salomon,
    Jr.(1).................    $18,750            NONE                   $187,167

-------------------------
(1) The Directors serve on the boards of other MLAM/FAM Advised Funds as follows: Mr. Grills (18 registered investment companies consisting of 37 portfolios); Mr. Mintz (18 registered investment companies consisting of 37 portfolios); Mr. Salomon (18 registered investment companies consisting of 37 portfolios); Mr. Seiden (18 registered investment companies consisting of 38 portfolios); and Mr. Swensrud (24 registered investment companies consisting of 52 portfolios).

  Mr. Zeikel and the officers of the Company owned on March 31, 1997 in the aggregate less than 1% of the outstanding Common Stock of Merrill Lynch & Co., Inc. The Company has an Audit Committee consisting of all of the directors of the Company who are not interested persons of the Company.

  Pursuant to the terms of the Investment Advisory Agreements, the Investment Adviser pays all compensation of officers and employees of the Company as well as the fees of all directors of the Company who are affiliated persons of Merrill Lynch & Co., Inc. or its subsidiaries. The fees payable by the Company to non-interested directors are $5,000 per year plus $1,250 per quarterly meeting of the Board of Directors attended, $5,000 per year for serving on the Audit Committee of the Board of Directors plus $1,250 per meeting of the Audit Committee attended if such meeting is held on a day other than a day on which the Board of Directors meets, and reimbursement of out-of-pocket expenses. For the year ended December 31, 1996, such fees and expenses aggregated $88,545.

                       INVESTMENT ADVISORY ARRANGEMENTS

  The Company has entered into seven separate investment advisory agreements (the "Investment Advisory Agreements") relating to the Funds with the Investment Adviser, which is a wholly owned subsidiary of Merrill Lynch & Co., Inc. The principal business address of the Investment Adviser is 800 Scudders Mill Road, Plainsboro, New Jersey 08536. The Investment Adviser and FAM currently act as the investment adviser to over 130 other registered investment companies.

  The principal executive officers and directors of the Investment Adviser are Arthur Zeikel, President; Terry K. Glenn, Executive Vice President; Vincent R. Giordano, Senior Vice President; Elizabeth Griffin, Senior Vice President; Norman R. Harvey, Senior Vice President; Michael J. Hennewinkel, Senior Vice President; N. John Hewitt, Senior Vice President; Philip L. Kirstein, Senior Vice President, General Counsel, Director and Secretary; Ronald M. Kloss, Senior Vice President and Controller; Richard L. Reller, Senior Vice President; Stephen M. M. Miller, Senior Vice President; Joseph T. Monagle, Senior Vice President; Michael L. Quinn, Senior Vice President; Gerald M. Richard, Senior Vice President and Treasurer; Ronald L. Welburn, Senior Vice President; and Anthony Wiseman, Senior Vice President.

  Securities held by any Fund may also be held by other funds for which the Investment Adviser or FAM acts as an adviser or by investment advisory clients of the Investment Adviser. Because of different investment objectives or other factors, a particular security may be bought for one or more clients when one or more clients are selling the same security. If purchases or sales of securities for any Fund or other funds for which the Investment Adviser or FAM acts as investment adviser or for their advisory clients arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Investment Adviser or FAM during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

  Advisory Fee. As compensation for its services to the Company and its Funds, the Investment Adviser receives a fee from the Company at the end of each month at an annual rate of 0.75% of the average daily net assets of the Equity Growth Fund and International Equity Focus Fund, 0.65% of the average daily net assets of each of the Natural Resources Focus Fund and Global Strategy Focus Fund, 0.55% of the average daily net assets of the American Balanced Fund, 0.50% of the average daily net assets of the Domestic Money Market Fund and Government Bond Fund, 0.60% of the average daily net assets of the Basic Value Focus Fund, Global Bond Focus Fund and Global Utility Focus Fund, 1.00% of the average daily net assets of the Developing Capital Markets Focus Fund, 0.30% of the average daily net assets of the Index 500 Fund and at the following annual rates with respect to the other Funds:

RESERVE ASSETS FUND

  Portion of average daily value of net assets of the Fund:

                                                                        ADVISORY
                                                                          FEE
                                                                        --------
     Not exceeding $500 million........................................  0.500%
     In excess of $500 million but not exceeding $750 million..........  0.425%
     In excess of $750 million but not exceeding $1 billion............  0.375%
     In excess of $1 billion but not exceeding $1.5 billion............  0.350%
     In excess of $1.5 billion but not exceeding $2 billion............  0.325%
     In excess of $2 billion but not exceeding $2.5 billion............  0.300%
     In excess of $2.5 billion.........................................  0.275%

QUALITY EQUITY FUND

  Portion of average daily value of net assets of the Fund:

     Not exceeding $250 million.......................................... 0.500%
     In excess of $250 million but not exceeding $300 million............ 0.450%
     In excess of $300 million but not exceeding $400 million............ 0.425%
     In excess of $400 million........................................... 0.400%

PRIME BOND FUND AND HIGH CURRENT INCOME FUND

  Portion of aggregate average daily value of net assets of both Funds:

                                                            ADVISORY FEE
                                                       -----------------------
                                                       HIGH CURRENT PRIME BOND
                                                       INCOME FUND     FUND
                                                       ------------ ----------
Not exceeding $250 million............................     0.55%       0.50%
In excess of $250 million but not more than $500 mil-
 lion.................................................     0.50%       0.45%
In excess of $500 million but not more than $750 mil-
 lion.................................................     0.45%       0.40%
In excess of $750 million.............................     0.40%       0.35%

  These fee rates are applied to the average daily net assets of each Fund, with the reduced rates shown below applicable to portions of each Fund to the extent that the aggregate of the average daily net assets of the combined Fund exceed $250 million, $300 million, $400 million and $800 million (each such amount being a "breakpoint level"). The portion of the assets of a Fund to which the rate at each breakpoint level applies will be determined on a "uniform percentage" basis. The uniform percentage applicable to a breakpoint level is determined by dividing the amount of the aggregate of the average daily net assets of the combined Fund that falls within that breakpoint level by the aggregate of the average daily net assets of the combined Fund. The amount of the fee for a Fund at each breakpoint level is determined by multiplying the average daily net assets of that Fund by the uniform percentage applicable to that breakpoint level and multiplying the product by the advisory fee rate.

  The Investment Adviser and Merrill Lynch Life Agency, Inc. ("MLLA") entered into two reimbursement agreements, dated April 30, 1985 and February 11, 1992 (the "Reimbursement Agreements"), that provide that the expenses paid by each Fund (excluding interest, taxes, brokerage fees and commissions and extraordinary charges such as litigation costs) will be limited to 1.25% of its average net assets. Any expenses in excess of this percentage will be reimbursed to the Fund by the Investment Adviser which, in turn, will be reimbursed by MLLA. The Reimbursement Agreements may be amended or terminated by the parties thereto upon prior written notice to the Company. For the fiscal year ended December 31, 1994, the Investment Adviser earned fees of $16,313,767 from the Company and reimbursed $8,915 for the Developing Capital Markets Focus Fund, $55,475 for the International Bond Fund (now part of the Global Bond Focus Fund) and $50,942 for the Government Bond Fund. For the fiscal year ended December 31, 1995, the Investment Adviser earned fees of $21,376,742 and reimbursed $49,477 for the Developing Capital Markets Focus Fund, $190,005 for the Government Bond Fund, and $112,261 for the International Bond Fund (now part of the Global Bond Focus Fund). Except to the extent required pursuant to the aforementioned agreements, the Investment Adviser does not intend to reimburse the Global Bond Focus Fund for such Fund's operating expenses. For the fiscal year ended December 31, 1996, the Investment Adviser earned fees of $765,718 for the Developing Capital Markets Focus Fund of which $52,388 was voluntarily waived, $297,926 for the Government Bond Fund of which $264,214 was voluntarily waived, and $1,638 for the Index 500 Fund, all of which was voluntarily waived. In addition, the Investment Adviser has also reimbursed the Index 500 Fund $1,651 in additional expenses.

  The Investment Advisory Agreements relating to the Company's Funds, unless earlier terminated as described below, will continue in effect from year to year if approved annually (a) by the Board of Directors of the Company or by a majority of the outstanding shares of the respective Funds, and (b) by a majority of the directors who are not parties to such contracts or interested persons (as defined in the Investment Company Act of 1940) of any such party. The Board of Directors of the Company approved the continuation of the Investment

Advisory Agreements relating to all Funds, other than the Index 500 Fund, at a meeting held on March 26, 1997. The Board of Directors of the Company approved the Investment Advisory Agreement relating to the Index 500 Fund at a meeting held on October 16, 1996. The Investment Advisory Agreements are not assignable and may be terminated without penalty on 60 days' written notice at the option of either party or by the vote of the shareholders of the respective Funds.

  The Investment Adviser has entered into a sub-advisory agreement (the "Sub-Advisory Agreement") with MLAM U.K., an indirect wholly owned subsidiary of ML & Co., and an affiliate of the Investment Adviser, pursuant to which the Investment Adviser pays MLAM U.K. a fee for providing investment advisory services to the Investment Adviser with respect to the Funds in an amount to be determined from time to time by the Investment Adviser and MLAM U.K. but in no event in excess of the amount that the Investment Adviser actually receives for providing services to the Funds pursuant to the Investment Advisory Agreement.

  The Investment Adviser has entered into administrative services agreements with certain Insurance Companies, including MLLIC and ML of New York, pursuant to which the Investment Adviser compensates such companies for administrative responsibilities relating to the Company which are performed by such Insurance Companies.

  Payment of Expenses. The Investment Advisory Agreements obligate the Investment Adviser to provide investment advisory services and to pay all compensation of and furnish office space for officers and employees of the Company connected with investment and economic research, trading and investment management of the Funds, as well as the fees of all directors of the Company who are affiliated persons of Merrill Lynch & Co., Inc. or any of its subsidiaries. Each Fund will pay all other expenses incurred in its operation, including a portion of the Company's general administrative expenses allocated on the basis of the Fund's asset size. Expenses that will be borne directly by the Funds include redemption expenses, expenses of portfolio transactions, shareholder servicing costs, expenses of registering the shares under federal and state securities laws, pricing costs (including the daily calculation of net asset value), interest, certain taxes, charges of the Custodian and Transfer Agent and other expenses attributable to a particular Fund. Expenses which will be allocated on the basis of size of the respective Funds include directors' fees, legal expenses, state franchise taxes, auditing services, costs of printing proxies and stock certificates, Securities and Exchange Commission fees, accounting costs and other expenses properly payable by the Company and allocable on the basis of size of the respective Funds. Accounting services are provided for the Company by the Investment Adviser, and the Company reimburses the Investment Adviser for its costs in connection with such services. For the fiscal year ended December 31, 1996, the amount of such reimbursement was $903,975. Depending upon the nature of the lawsuit, litigation costs may be directly applicable to the Funds or allocated on the basis of the size of the respective Funds. The Board of Directors has determined that this is an appropriate method of allocation of expenses.

                       DETERMINATION OF NET ASSET VALUE

  As set forth in the Prospectus, since the net investment income of the Domestic Money Market and Reserve Assets Funds (including realized gains and losses on its portfolio securities) is declared as a dividend each time the net income of the Funds are determined (see "Dividends, Distributions and Taxes"), the net asset value per share of the Funds normally remains at $1.00 per share immediately after each such determination and dividend declaration. The Board of Directors of the Company expects that the Domestic Money Market and Reserve Assets Funds will have a positive net income at the time of each determination. If for any reason the net income of either Fund is a negative amount (i.e., net realized and unrealized losses and expenses exceed interest income), that Fund will reduce the number of its outstanding shares. This reduction will be effected by having the Separate Accounts of the Insurance Companies proportionately contribute to the capital of the Fund the necessary shares that represent the amount of the excess upon such determination. It is anticipated that the Insurance Companies will agree to such contribution in these circumstances. Any such contribution will be treated as a negative dividend for purposes of the Net Investment Factor under the Contracts described in the Prospectus for the Contracts. See "Dividends, Distributions and Taxes" for a discussion of the tax effect of such a reduction. This procedure will permit the net asset value per share of the Domestic Money Market and Reserve Assets Funds to be maintained at a constant value of $1.00 per share.

  If in the view of the Board of Directors of the Company it is inadvisable to continue the practice of maintaining the net asset value of the Domestic Money Market and Reserve Assets Funds at $1.00 per share, the Board of Directors of the Company reserves the right to alter the procedure. The Company will notify the Insurance Companies of any such alteration.

  Each of the International Equity Focus Fund, Global Utility Focus Fund, Global Bond Focus Fund and Developing Capital Markets Focus Fund may invest a substantial portion of its assets in foreign securities which are traded on days on which such Fund's net asset value is not computed. On any such day, shares of such a Fund may not be purchased or redeemed since shares of a Fund may only be purchased or redeemed on days on which the Fund's net asset value is computed.

  As set forth in the Prospectus, securities held by the Domestic Money Market and Reserve Assets Funds with a remaining maturity of 60 days or less are valued on an amortized cost basis, unless particular circumstances dictate otherwise. Under this method of valuation, the security is initially valued at cost on the date of purchase (or in the case of securities purchased with more than 60 days remaining to maturity, the market value on the 61st day prior to maturity); and thereafter the Domestic Money Market and Reserve Assets Funds assume a constant proportionate amortization in value until maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. For purposes of this method of valuation, the maturity of a variable rate certificate of deposit is deemed to be the next coupon date on which the interest rate is to be adjusted. If, due to the impairment of the creditworthiness of the issuer of a security held by either Fund or to other factors with respect to such security, the fair value of such security is not fairly reflected through the amortized cost method of valuation, such security will be valued at fair value as determined in good faith by the Board of Directors.

                     PORTFOLIO TRANSACTIONS AND BROKERAGE

  If the securities in which a particular Fund of the Company invests are traded primarily in the over-the-counter market, where possible, the Fund will deal directly with the dealers who make a market in the securities involved, except in those circumstances where better prices and execution are available elsewhere. Such dealers usually are acting as principals for their own account. On occasions, securities may be purchased directly from the issuer. Bonds and money market securities are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes. The cost of executing portfolio securities transactions of each Fund will primarily consist of brokerage commissions or underwriter or dealer spreads. Under the Investment Company Act of 1940, persons affiliated with the Company are prohibited from dealing with the Company as a principal in the purchase and sale of the Company's portfolio securities unless an exemptive order allowing such transactions is obtained from the Securities and Exchange Commission. Since over-the-counter transactions are usually principal transactions, affiliated persons of the Company, including Merrill Lynch Government Securities Inc. ("GSI"), Merrill Lynch Money Markets Inc. ("MMI") and Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch"), may not serve as the Company's dealer in connection with such transactions except pursuant to exemptive orders from the Securities and Exchange Commission, such as the one described below. However, affiliated persons of the Company may serve as its broker in over-the-counter transactions conducted on an agency basis, subject to the Company's policy of obtaining best price and execution. The Company may not purchase securities from any underwriting syndicate of which Merrill Lynch is a member except in accordance with rules and regulations under the Investment Company Act of 1940.

  The Securities and Exchange Commission has issued an exemptive order permitting the Company to conduct principal transactions with respect to the Domestic Money Market and Reserve Assets Funds with GSI and MMI in U.S. Government and government agency securities, and certain other money market securities, subject to a number of conditions, including conditions designed to insure that the prices to the Funds available from GSI and MMI are equal to or better than those available from other sources. GSI and MMI have informed the Company that they will in no way, at any time, attempt to influence or control the activities of the Company or the Investment Adviser in placing such principal transactions. The exemptive order allows GSI and MMI to receive a dealer spread on any transaction with the Company no greater than their customary dealer spreads for transactions of the type involved. Certain court decisions have raised questions as to whether investment companies should seek to "recapture" brokerage commissions and underwriting and dealer spreads by effecting their purchases and sales through affiliated entities. In order to effect such an arrangement, the Company would be required to seek an exemption from the Investment Company Act so that it could engage in principal transactions with affiliates. The Board of Directors has considered the possibilities of seeking to recapture spreads for the benefit of the Company and, after reviewing all factors deemed relevant, has made a determination not to seek such recapture at this time. The Board will reconsider this matter from time to time. The Company will take such steps as may be necessary to effect recapture, including the filing of applications for exemption under the Investment Company Act of 1940, if the Directors should determine that recapture is in the best interests of the Company or otherwise required by developments in the law.

  While the Investment Adviser seeks to obtain the most favorable net results in effecting transactions in the Funds' portfolio securities, dealers who provide supplemental investment research of the Investment Adviser may receive orders for transactions by the Funds. Such supplemental research services ordinarily consist of assessments and analysis of the business or prospects of a company, industry or economic sector. If, in the judgement of the Investment Adviser, a particular Fund or Funds will be benefited by such supplemental research services, the Investment Adviser is authorized to pay spreads or commissions to brokers or dealers furnishing such services which are in excess of spreads or commissions which another broker or dealer may charge for the same transaction. Information so received will be in addition to and not in lieu of the services required to be performed by the Investment Adviser under the Investment Advisory Agreements. The expenses of the Investment Adviser will not necessarily be reduced as a result of the receipt of such supplemental information. In some cases, the Investment Adviser may use such supplemental research in providing investment advice to its other investment advisory accounts. For the fiscal year ended December 31, 1995, the Company paid brokerage commissions of $5,789,335, of which $264,999 was paid to Merrill Lynch. For the fiscal year ended December 31, 1996, the Company paid brokerage commissions of $6,656,814 of which $266,405 was paid to Merrill Lynch.

PORTFOLIO TURNOVER

  Each Fund has a different expected rate of portfolio turnover; however, rate of portfolio turnover will not be a limiting factor when management of the Company deems it appropriate to purchase or sell securities for a Fund. Because of the short-term nature of the securities in which the Domestic Money Market and Reserve Assets Funds will invest, and because such Funds' investments will be constantly changing in response to market conditions, no portfolio turnover rate may be accurately stated for the Domestic Money Market and Reserve Assets Funds.

  Below are portfolio turnover rates for each of the Funds for the fiscal years ended December 31, 1996 and December 31, 1995:

                                                                1996      1995
                                                               -------   -------
   American Balanced Fund..................................... 236.50%    38.40%
   Basic Value Focus Fund.....................................  68.41%    74.10%
   Developing Capital Markets Focus Fund......................  87.33%    62.53%
   Equity Growth Fund.........................................  80.84%    96.79%
   Global Bond Focus Fund*.................................... 267.13%   132.57%
   Global Strategy Focus Fund*................................ 173.44%    27.23%
   Global Utility Focus Fund..................................  11.39%    11.05%
   Government Bond Fund*......................................  21.23%    45.39%
   High Current Income Fund...................................  48.92%    41.60%
   International Equity Focus Fund............................  49.87%   100.02%
   Natural Resources Focus Fund...............................  31.11%    30.15%
   Prime Bond Fund............................................  91.88%    90.12%
   Quality Equity Fund........................................  88.30%   140.32%
   Index 500 Fund.............................................    .04%**     --

-------------------------
* In connection with a reorganization on December 6, 1996 conducted by the Company with respect to certain of its Funds, the Company, with the approval of the affected shareholders of the Funds, caused (i) Global Bond Focus Fund (a) to acquire substantially all of the assets and assume substantially all the liabilities of the International Bond Fund, a separate Fund of the Company, (b) to implement a change in its investment objective and policies from seeking high current income from a global portfolio of fixed income securities, including non-investment grade securities, to seeking a high total investment return by investing in a global portfolio of investment grade fixed income securities and (c) to change its name from the World Income Focus Fund to its current name; (ii) the Government Bond Fund (x) to implement a change in its investment objective so that the Fund may invest in any debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities without regard to remaining maturity and (y) to change its name from the Intermediate Government Bond Fund to its current name; and (iii) the Global Strategy Focus Fund to acquire substantially all of the assets and assume substantially all the liabilities of the Flexible Strategy Fund, a separate Fund of the Company. As a result, the portfolio turnover rates for the fiscal years set forth in the table for the Global Bond Focus Fund, the Global Strategy Focus Fund and the Government Bond Fund may not be indicative of future portfolio turnover rates of such Funds.
** For the period from December 13, 1996 (commencement of operations) to December 31, 1996.

                             REDEMPTION OF SHARES

  The right to redeem shares or to receive payment with respect to any redemption may only be suspended for any period during which trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission or such Exchange is closed (other than customary weekend and holiday closings), for any period during which an emergency exists as defined by the Securities and Exchange Commission as a result of which disposal of portfolio securities or determination of the net asset value of each Fund is not reasonably practicable, and for such other periods as the Securities and Exchange Commission may by order permit for the protection of shareholders of each Fund.

                      DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

  Reference is made to "Dividends, Distributions and Taxes" in the Prospectus.

FEDERAL INCOME TAXES

  Under the Internal Revenue Code of 1986, as amended (the "Code"), each Fund of the Company will be treated as a separate corporation for federal income tax purposes and, thus, each Fund is required to satisfy the qualification requirements under the Code for treatment as a regulated investment company. There will be no offsetting of capital gains and losses among the Funds. Each Fund intends to continue to qualify as a regulated investment company under certain provisions of the Code. Under such provisions, a Fund will not be subject to federal income tax on such part of its net ordinary income and net realized capital gains which it distributes to shareholders. To qualify for treatment as a regulated investment company, a Fund must, among other things, derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities and derive less than 30% of its gross income in each taxable year from the gains (without deduction for losses) from the sale or other disposition of stocks, securities, certain options, futures or forward contracts and certain foreign currencies held for less than three months. In addition, the Code requires that each Fund meet certain diversification requirements, including the requirement that not more than 25% of the value of a Fund's total assets be invested in the securities (other than U.S. Government securities or the securities of other regulated investment companies) of any one issuer.

Each of the Company's Funds, including the Natural Resources Focus Fund, intends to comply with the above-described requirements.

  On occasion, some amount of the distributions of the Domestic Money Market Fund or the Reserve Assets Fund for a fiscal year may constitute a return of capital, in which case such amount would be applied against and reduce the Separate Account's tax basis in shares of such Fund. If such amount were to exceed the Separate Account's tax basis for shares of the Domestic Money Market Fund or the Reserve Assets Fund, the excess would be treated as gain from the sale or exchange of such shares.

  On occasion the net income of the Domestic Money Market Fund or the Reserve Assets Fund may be a negative amount as a result of a net decline in the value of the portfolio securities of the Fund which is in excess of the interest earned. Consequently, the Fund will reduce the number of its outstanding shares to reflect the negative net income. The adjustment may result in gross income to shareholders in excess of the net dividend credited to such shareholders for a period. In such a case, such shareholders' tax basis in the shares of the Domestic Money Market Fund or the Reserve Assets Fund may be adjusted to reflect the difference between taxable income and net dividends actually distributed. Such difference may be realized as a capital loss when the shares are liquidated.

  The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury Regulations promulgated thereunder. The Code and these Regulations are subject to change by legislative or administrative action, and such change may apply retroactively.

                           DISTRIBUTION ARRANGEMENTS

  The Company has entered into a distribution agreement (the "Distribution Agreement") with Merrill Lynch Funds Distributor, Inc. with respect to the sale of the Company's shares to the Distributor for resale to Insurance Companies' accounts. Such shares will be sold at their respective net asset values and therefore will involve no sales charge. The Distributor is a wholly owned subsidiary of the Investment Adviser. The continuation of the Distribution Agreement was approved by the Company's Board of Directors at a meeting held on March 26, 1997 and will continue in effect until June 30, 1998.

  The Distribution Agreement is subject to the same renewal requirements and termination provisions as the Investment Advisory Agreements described above.

                               PERFORMANCE DATA

  From time to time the average annual total return and other total return data, as well as yield, of one or more of the Company's Funds may be included in advertisements or information furnished to present or prospective Contract Owners. Total return and yield figures are based on the Fund's historical performance and are not intended to indicate future performance. Average annual total return and yield are determined in accordance with formulas specified by the Securities and Exchange Commission. In connection with its reorganization on December 6, 1996, the Global Bond Focus Fund (i) acquired substantially all of the assets and assumed substantially all the liabilities of the International Bond Fund, a separate Fund of the Company, (ii) implemented a change in its investment objective and policies from seeking high current income from a global portfolio of fixed income securities, including non-investment grade securities, to seeking a high total investment return by investing in a global portfolio of investment grade fixed income securities and (iii) changed its name from the World Income Focus Fund to its current name. For the period from the commencement of the World Income Focus Fund's operations through its reorganization on December 6, 1996, the portfolio of the Fund included debt securities rated below investment grade (i.e., junk bonds). On December 6, 1996, the Government Bond Fund (i) implemented a change in its investment objective so that the Fund may invest in any debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities without regard to remaining maturity and (ii) changed its name from the Intermediate Government Bond Fund to its current name.

For the period from the commencement of the Fund's operations through December 6, 1996, the portfolio of the Intermediate Government Bond Fund consisted primarily of intermediate-term debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities with a maximum maturity not to exceed fifteen years. As a result of the foregoing changes in the investment objective of each of the Global Bond Focus Fund and the Government Bond Fund, the performance information set forth herein and in the Prospectus for the period prior to December 6, 1996 may not be indicative of future performance of each Fund.

  Average annual total return quotations for the specified periods are computed by finding the average annual compounded rates of return (based on net investment income and any realized and unrealized capital gains or losses on portfolio investments over such periods) that would equate the initial amount invested to the redeemable value of such investment at the end of each period. Average annual total return is computed assuming all dividends and distributions are reinvested and taking into account all applicable recurring and nonrecurring expenses.

  The Reserve Assets Fund and the Domestic Money Market Fund normally compute annualized yield by determining the net change for a seven-day base period, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, dividing the net change in account value by the value of the account at the beginning of the base period to obtain the base period return, and multiplying the base period return by 365 and then dividing by seven. Under this calculation, the yield does not reflect realized and unrealized gains and losses on portfolio securities. The Funds may also include its yield in advertisements, calculated in the same manner as set forth above but including realized and unrealized gains and losses. The Securities and Exchange Commission also permits the calculation of a standardized effective or compounded yield. This is computed by compounding the unannualized base period return by dividing the base period by seven, adding one to the quotient, raising the sum to the 365th power, and subtracting one from the result. This compounded yield calculation also excludes realized or unrealized gains or losses on portfolio securities.

  Set forth below is average annual total return information for the shares of each of the Company's Funds, other than the Reserve Assets Fund and Domestic Money Market Fund. The total return quotations may be of limited use for comparative purposes because they do not reflect charges imposed at the Separate Account level which, if included, would decrease total return.

                          AVERAGE ANNUAL TOTAL RETURN

                                                               REDEEMABLE VALUE
                                              EXPRESSED AS A   OF A HYPOTHETICAL
                                             PERCENTAGE BASED  $1,000 INVESTMENT
                                             ON A HYPOTHETICAL    AT THE END
                                             $1,000 INVESTMENT   OF THE PERIOD
                                             ----------------- -----------------
PRIME BOND FUND:
One Year Ended December 31, 1996............        2.21%          $1,022.10
Five Years Ended December 31, 1996..........        7.04            1,404.90
Ten Years Ended December 31, 1996...........        7.68            2,095.50
HIGH CURRENT INCOME FUND:
One Year Ended December 31, 1996............       11.27%          $1,112.70
Five Years Ended December 31, 1996..........       12.21            1,778.70
Ten Years Ended December 31, 1996...........       11.42            2,948.00
QUALITY EQUITY FUND:
One Year Ended December 31, 1996............       17.90%          $1,179.00
Five Years Ended December 31, 1996..........       10.94            1,680.20
Ten Years Ended December 31, 1996...........       12.50            3,246.10
EQUITY GROWTH FUND:
One Year Ended December 31, 1996............        8.11%          $1,081.10
Five Years Ended December 31, 1996..........       11.38            1,713.80
Ten Years Ended December 31, 1996...........        7.83            2,124.80

                                                              REDEEMABLE VALUE
                                             EXPRESSED AS A   OF A HYPOTHETICAL
                                            PERCENTAGE BASED  $1,000 INVESTMENT
                                            ON A HYPOTHETICAL    AT THE END
                                            $1,000 INVESTMENT   OF THE PERIOD
                                            ----------------- -----------------
INDEX 500 FUND:
December 13, 1996 (commencement of opera-
tions)*
Through December 31, 1996..................        1.70%          $1,017.00
NATURAL RESOURCES FOCUS FUND:
One Year Ended December 31, 1996...........       13.52%          $1,135.20
Five Years Ended December 31, 1996.........        7.76            1,452.80
Inception* Through December 31, 1996.......        5.35            1,564.10
AMERICAN BALANCED FUND:
One Year Ended December 31, 1996...........        9.73%          $1,097.30
Five Years Ended December 31, 1996.........        8.79            1,524.10
Inception* Through December 31, 1996.......       10.12            2,288.30
GLOBAL STRATEGY FOCUS FUND:
One Year Ended December 31, 1996...........       13.17%          $1,131.70
Inception* Through December 31, 1996.......        9.21            1,532.00
BASIC VALUE FOCUS FUND:
One Year Ended December 31, 1996...........       20.69%          $1,206.90
Inception* Through December 31, 1996.......       16.32            1,697.60
GLOBAL BOND FOCUS FUND:
One Year Ended December 31, 1996...........        8.02%          $1,080.20
Inception* Through December 31, 1996.......        7.27            1,278.70
GLOBAL UTILITY FOCUS FUND:
One Year Ended December 31, 1996...........       12.96%          $1,129.60
Inception* Through December 31, 1996.......        9.47            1,372.90
INTERNATIONAL EQUITY FOCUS FUND:
One Year Ended December 31, 1996...........        6.62%          $1,066.20
Inception* Through December 31, 1996.......        6.51            1,247.20
DEVELOPING CAPITAL MARKETS FOCUS FUND:
One Year Ended December 31, 1996...........       10.59%          $1,105.90
Inception* Through December 31, 1996.......        1.49            1,040.30
GOVERNMENT BOND FUND:
One Year Ended December 31, 1996...........        2.86%          $1,028.60
Inception* Through December 31, 1996.......        7.15            1,202.30

-------------------------
* Inception for Natural Resources Focus Fund is June 1, 1988; American Balanced Fund is June 1, 1988; and Global Strategy Focus Fund is February 28, 1992; Basic Value Focus Fund is July 1, 1993; Global Bond Focus Fund is July 1, 1993; Global Utility Focus Fund is July 1, 1993; International Equity Focus Fund is July 1, 1993; Developing Capital Markets Focus Fund is May 2, 1994; Government Bond Fund is May 2, 1994; and Index 500 Fund is December 13, 1996.

                            ADDITIONAL INFORMATION

  Under a separate agreement Merrill Lynch has granted the Company the right to use the "Merrill Lynch" name and has reserved the right to withdraw its consent to the use of such name by the Company at any time, or to grant the use of such name to any other company, and the Company has granted Merrill Lynch, under certain conditions, the use of any other name it might assume in the future, with respect to any corporation organized by Merrill Lynch.

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
Merrill Lynch Variable Series Funds, Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of American Balanced, Basic Value Focus, Developing Capital Markets Focus, Domestic Money Market, Equity Growth, Global Bond Focus, Global Strategy Focus, Global Utility Focus, Government Bond, High Current Income, Index 500, International Equity Focus, Natural Resources Focus, Prime Bond, Quality Equity, and Reserve Assets Funds of Merrill Lynch Variable Series Funds, Inc. as of December 31, 1996, the related statements of operations for the periods then ended and changes in net assets for each of the periods in the two-year period then ended, and the financial highlights for each of the periods presented. These financial statements and the financial highlights are the responsibility of the Funds's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1996, by correspondence with the custodians and brokers or other alternative procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial positions of American Balanced, Basic Value Focus, Developing Capital Markets Focus, Domestic Money Market, Equity Growth, Global Bond Focus, Global Strategy Focus, Global Utility Focus, Government Bond, High Current Income, Index 500, International Equity Focus, Natural Resources Focus, Prime Bond, Quality Equity, and Reserve Assets Funds of Merrill Lynch Variable Series Funds, Inc. as of December 31, 1996, the results of their operations, the changes in their net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
February 21, 1997

------------------------------------------------------------------------------
Merrill Lynch Variable Series Funds, Inc.--American Balanced Fund
Schedule of Investments as of December 31, 1996
------------------------------------------------------------------------------

                                   Shares                                                          Value       Percent of
           Industry                 Held                 Common Stocks               Cost        (Note 1a)     Net Assets
  ---------------------------------------------------------------------------------------------------------------------
Aerospace                             24,000      Northrop Grumman Corp. .....   $  1,590,745   $  1,986,000        0.9%
                                      22,460      United Technologies
                                                    Corp. ....................        721,552      1,482,360        0.7
                                                                                 ------------   ------------     ------
                                                                                    2,312,297      3,468,360        1.6
---------------------------------------------------------------------------------------------------------------------
Auto & Truck                          26,000      General Motors Corp. .......      1,421,298      1,449,500        0.7
---------------------------------------------------------------------------------------------------------------------
Automobile Parts                      61,000      +Lear Corporation...........      2,043,500      2,081,625        1.0
---------------------------------------------------------------------------------------------------------------------
Banking                               58,500      Bank of New York, Co.,
                                                    Inc. .....................      1,383,399      1,974,375        0.9
                                       8,500      BankAmerica Corporation.....        869,637        847,875        0.4
                                      18,800      Citicorp....................      1,441,474      1,936,400        0.9
                                                                                 ------------   ------------     ------
                                                                                    3,694,510      4,758,650        2.2
---------------------------------------------------------------------------------------------------------------------
Building & Construction               35,900      Oakwood Homes Corp. ........        817,893        821,213        0.4
---------------------------------------------------------------------------------------------------------------------
Building Products                     59,500      Spieker Properties, Inc. ...      1,580,921   2,142,000...        1.0
---------------------------------------------------------------------------------------------------------------------
Chemicals                             25,000      +FMC Corporation............      1,771,815      1,753,125        0.8
                                      33,000      PPG Industries, Inc. .......      1,634,499      1,852,125        0.9
                                                                                 ------------   ------------     ------
                                                                                    3,406,314      3,605,250        1.7
---------------------------------------------------------------------------------------------------------------------
Computer                              24,000      +Compaq Computer
                                                    Corporation...............      1,774,301      1,782,000        0.8
---------------------------------------------------------------------------------------------------------------------
Computer Services                     29,000      +cisco Systems, Inc. .......      1,300,503      1,845,125        0.9
                                      12,000      International Business
                                                    Machines Corp. ...........      1,318,751      1,812,000        0.8
                                                                                 ------------   ------------     ------
                                                                                    2,619,254      3,657,125        1.7
---------------------------------------------------------------------------------------------------------------------
Computer Software                     39,750      +Oracle Corp. ..............      1,251,044      1,654,594        0.8
---------------------------------------------------------------------------------------------------------------------
Computer Technology                   41,000      +Gulfstream Aerospace
                                                    Corporation...............      1,012,865        994,250        0.5
---------------------------------------------------------------------------------------------------------------------
Congolomerates                        12,000      AlliedSignal Inc. ..........        882,039        804,000        0.4
---------------------------------------------------------------------------------------------------------------------
Consumer Goods                        12,000      Philip Morris Companies,
                                                    Inc. .....................      1,190,498      1,351,500        0.6
---------------------------------------------------------------------------------------------------------------------
Diversified                           43,500      Corning, Inc. ..............      1,231,615      2,011,875        0.9
---------------------------------------------------------------------------------------------------------------------
Electric & Gas                        83,100      Edison International........      1,548,607      1,651,612        0.8
---------------------------------------------------------------------------------------------------------------------
Electronic Equipment                  15,000      General Electric Co. .......      1,161,154      1,483,125        0.7
                                       9,400      Linear Technology
                                                    Corporation...............        385,494        411,250        0.2
                                                                                 ------------   ------------     ------
                                                                                    1,546,648      1,894,375        0.9
---------------------------------------------------------------------------------------------------------------------
Engineering & Construction            42,400      Foster Wheeler Corp. .......      1,786,990      1,574,100        0.7
---------------------------------------------------------------------------------------------------------------------
Financial Services                    36,500      American Express Company....      1,707,587      2,062,250        1.0
                                      49,000      First Data Corp. ...........      1,732,206      1,788,500        0.8
                                                                                 ------------   ------------     ------
                                                                                    3,439,793      3,850,750        1.8
---------------------------------------------------------------------------------------------------------------------
Food                                  52,000      Heinz (H.J.) Company........      1,702,574      1,859,000        0.9
---------------------------------------------------------------------------------------------------------------------
Hospital Management                   62,600      +Health Management
                                                    Associates, Inc. (Class
                                                    A)........................      1,414,154      1,408,500        0.7
---------------------------------------------------------------------------------------------------------------------
Industrial Equipment                  34,000      +American Standard
                                                    Companies, Inc. ..........      1,109,533      1,300,500        0.6
---------------------------------------------------------------------------------------------------------------------
Insurance                             16,000      Aetna Inc. .................      1,190,736      1,280,000        0.6
                                      33,300      Allstate Corp. .............      1,363,042      1,927,238        0.9
                                      28,000      UNUM Corporation............      1,787,306      2,023,000        1.0
                                                                                 ------------   ------------     ------
                                                                                    4,341,084      5,230,238        2.5
---------------------------------------------------------------------------------------------------------------------
Leisure/Tourism                       64,000      Brunswick Corporation.......      1,583,557      1,536,000        0.7
                                      11,105      TCI Pacific Communications
                                                    (Convertible Preferred)...      1,054,744      1,007,779        0.5
                                                                                 ------------   ------------     ------
                                                                                    2,638,301      2,543,779        1.2
---------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------
Merrill Lynch Variable Series Funds, Inc.--American Balanced Fund
Schedule of Investments as of December 31, 1996 (continued)
------------------------------------------------------------------------------

                                   Shares                                                          Value       Percent of
           Industry                 Held                 Common Stocks               Cost        (Note 1a)     Net Assets
  ---------------------------------------------------------------------------------------------------------------------
Machinery                             49,900      Deere & Co. ................   $  2,076,934   $  2,027,188        1.0%
---------------------------------------------------------------------------------------------------------------------
Natural Gas                           44,000      Enron Corp. ................      1,698,696      1,897,500        0.9
---------------------------------------------------------------------------------------------------------------------
Natural Gas Pipelines                 22,000      IMC Global, Inc.............        852,715        860,750        0.4
---------------------------------------------------------------------------------------------------------------------
Oil Services                          60,300      Dresser Industries, Inc.....      1,197,521      1,869,300        0.9
---------------------------------------------------------------------------------------------------------------------
Paper                                 20,300      Kimberly-Clark
                                                    Corporation...............      1,560,117      1,933,575        0.9
---------------------------------------------------------------------------------------------------------------------
Petroleum                             35,400      Pennzoil Co.................      1,462,787      2,000,100        0.9
                                      49,000      Unocal Corp. ...............      1,649,549      1,990,625        0.9
                                                                                 ------------   ------------     ------
                                                                                    3,112,336      3,990,725        1.8
---------------------------------------------------------------------------------------------------------------------
Pharmaceuticals                       34,900      Abbott Laboratories.........      1,110,169      1,771,175        0.8
                                      23,900      Merck & Co., Inc. ..........        734,284      1,894,075        0.9
                                                                                 ------------   ------------     ------
                                                                                    1,844,453      3,665,250        1.7
---------------------------------------------------------------------------------------------------------------------
Railroads                             18,500      Burlington Northern Santa Fe
                                                    Inc.......................      1,499,672      1,597,937        0.8
---------------------------------------------------------------------------------------------------------------------
Real Estate Investment Trust          41,300      Prentiss Properties Trust...        844,062      1,032,500        0.5
---------------------------------------------------------------------------------------------------------------------
Recreation                            58,746      +Viacom, Inc. (Class B).....      2,151,340      2,048,767        1.0
---------------------------------------------------------------------------------------------------------------------
Retail                                48,000      Sears, Roebuck & Co. .......      2,003,303      2,214,000        1.0
---------------------------------------------------------------------------------------------------------------------
Retail--Drug Stores                   32,760      Rite Aid Corporation........        976,203      1,302,210        0.6
---------------------------------------------------------------------------------------------------------------------
Retail Specialty                      67,500      +Toys 'R' Us, Inc. .........      2,100,037      2,025,000        1.0
---------------------------------------------------------------------------------------------------------------------
Scientific Equipment                  25,000      Fisher Scientific
                                                    International, Inc. ......        783,673      1,178,125        0.6
---------------------------------------------------------------------------------------------------------------------
Software--Computer                    45,000      +BMC Software, Inc. ........      1,677,378      1,861,875        0.9
---------------------------------------------------------------------------------------------------------------------
Steel                                 52,000      AK Steel Holding Corp. .....      2,145,624      2,060,500        1.0
---------------------------------------------------------------------------------------------------------------------
Telecommunications                    75,000      +AirTouch Communications,
                                                    Inc. .....................      2,147,192      1,893,750        0.9
                                      20,000      Bell Atlantic Corp. ........      1,043,470      1,295,000        0.6
                                                                                 ------------   ------------     ------
                                                                                    3,190,662      3,188,750        1.5
---------------------------------------------------------------------------------------------------------------------
Travel & Lodging                      60,000      Carnival Corp. (Class A)....      1,697,029      1,980,000        0.9
---------------------------------------------------------------------------------------------------------------------
Utilities--Gas                        18,000      El Paso Natural Gas
                                                    Company...................        882,267        909,000        0.4
---------------------------------------------------------------------------------------------------------------------
                                                  Total Common Stocks              77,060,055     89,537,748       42.2
---------------------------------------------------------------------------------------------------------------------
                                    Face
                                   Amount                     US Government & Agency Obligations
  ---------------------------------------------------------------------------------------------------------------------
US Government &                                   Federal National
Agency Obligations                                Mortgage Association:
                                 $ 4,352,547      6.00% due 6/01/2001.........      4,309,022      4,299,500        2.0
                                   9,546,755      6.00% due 6/06/2001.........      9,449,796      9,416,979        4.5
                                   5,818,867      6.00% due 2/01/2004.........      5,749,767      5,729,765        2.7
                                                  US Treasury Notes:
                                  18,550,000      5.00% due 1/31/1998.........     18,386,238     18,419,593        8.7
                                  24,225,000      6.25% due 4/30/2001.........     24,540,891     24,278,053       11.4
                                  30,000,000      7.25% due 5/15/2004.........     31,727,344     31,565,700       14.9
                                  24,075,000      7.00% due 7/15/2006.........     25,060,930     25,011,758       11.8
---------------------------------------------------------------------------------------------------------------------
                                                  Total US Government & Agency
                                                  Obligations                     119,223,988    118,721,348       56.0
---------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------
Merrill Lynch Variable Series Funds, Inc.--American Balanced Fund
Schedule of Investments as of December 31, 1996 (concluded)
------------------------------------------------------------------------------

                                    Face                                                           Value       Percent of
                                   Amount            Short-Term Securities           Cost        (Note 1a)     Net Assets
  ---------------------------------------------------------------------------------------------------------------------
Commercial Paper*                $   262,000      General Motors Acceptance
                                                    Corp., 7.50% due
                                                    1/02/1997.................   $    261,891   $    261,891        0.1%
                                   2,029,000      Preferred Receivable Funding
                                                    Corp., 5.65% due
                                                    1/15/1997.................      2,024,223      2,024,223        1.0
---------------------------------------------------------------------------------------------------------------------
                                                  Total Short-Term Securities       2,286,114      2,286,114        1.1
---------------------------------------------------------------------------------------------------------------------
                                                  Total Investments...........   $198,570,157    210,545,210       99.3
                                                                                 ============
                                                  Other Assets Less
                                                    Liabilities...............                     1,501,804        0.7
                                                                                                ------------     ------
                                                  Net Assets..................                  $212,047,014      100.0%
                                                                                                ============     ======
---------------------------------------------------------------------------------------------------------------------

  * Commercial Paper is traded on a discount basis; the interest rates shown are the discount rates paid at the time of purchase by the Fund.

  + Non-income producing security.

See Notes to Financial Statements.

------------------------------------------------------------------------------
Merrill Lynch Variable Series Funds, Inc.--Basic Value Focus Fund
Schedule of Investments as of December 31, 1996
------------------------------------------------------------------------------

                                   Shares                                                          Value       Percent of
           Industry                 Held                     Stocks                  Cost        (Note 1a)     Net Assets
  ---------------------------------------------------------------------------------------------------------------------
Low Price to Book Value
---------------------------------------------------------------------------------------------------------------------
Metals--Non Ferrous                  375,000      ASARCO Inc. ................   $ 10,204,510   $  9,328,125        1.8%
Software--Computer                   400,000      +Advanced Micro Devices,
                                                    Inc.......................      5,528,488     10,300,000        2.0
Banking                              125,000      Bankers Trust New York
                                                    Corp. ....................      7,946,060     10,781,250        2.0
Home--Builders                       350,000      +Beazer Homes USA, Inc.
                                                    (b).......................      5,392,282      6,475,000        1.2
Retail                             1,700,000      +Charming Shoppes, Inc. ....      7,011,954      8,500,000        1.6
Savings & Loans                      753,100      Greater N.Y. Savings
                                                    Bank (b)..................      7,674,112     10,072,713        1.9
Conglomerates                        808,200      Hanson PLC (ADR) (a)........      6,795,411      5,455,350        1.0
Retail                             1,200,000      Hechinger Company
                                                    (Class A).................      5,038,275      2,400,000        0.5
Entertainment                        105,900      +ITT Corporation............      4,710,982      4,593,412        0.9
Software                             622,700      +Mentor Graphics
                                                    Corporation...............      6,403,414      6,071,325        1.2
Airlines                             800,000      +Mesa Airlines, Inc. .......      6,790,323      5,400,000        1.0
Technology                         1,150,000      +Micronics Computers,
                                                    Inc. (b)..................      4,168,442      2,228,125        0.4
Chemicals                            297,700      +Millennium Chemicals
                                                    Inc. .....................      6,093,804      5,284,175        1.0
Savings and Loans                    500,000      +PFF Bancorp, Inc. .........      5,715,000      7,312,500        1.4
Metals--Non Ferrous                  116,000      Phelps Dodge Corporation....      6,867,280      7,830,000        1.5
Computer Services                    801,800      Scitex Corp. Ltd. (ADR)
                                                    (a).......................     11,364,879      7,617,100        1.4
Beverage & Entertainment             200,000      Seagram Company
                                                    Ltd. (The)................      6,791,149      7,750,000        1.5
Technology                           150,000      +Storage Technology
                                                    Corp. ....................      5,098,314      7,143,750        1.4
Oil--Refiners                        700,000      Total Petroleum Ltd. .......      7,941,281      7,262,500        1.4
Healthcare                           900,000      +Transitional Hospitals
                                                    Co. ......................      7,924,083      8,662,500        1.6
Steel                                809,300      +WHX Corp...................      8,623,208      7,182,537        1.4
                                                                                 ------------   ------------     ------
                                                                                  144,083,251    147,650,362       28.1
---------------------------------------------------------------------------------------------------------------------
Below-Average Price/Earnings Ratio
---------------------------------------------------------------------------------------------------------------------
Oil--Domestic                        450,000      +American Exploration
                                                    Co. ......................      5,028,426      7,200,000        1.4
Technology                           950,000      +Computervision Corp. ......      9,196,567      8,787,500        1.7
Retail                               300,000      Dillard Department Stores
                                                    Inc. .....................      9,320,727      9,262,500        1.8
Automotive                           200,000      General Motors Corp. .......      9,267,984     11,150,000        2.1
Banking                              650,000      Hibernia Corporation (Class
                                                    A)........................      7,468,466      8,612,500        1.6
Machinery                            300,000      ITT Industries Inc. ........      6,899,739      7,350,000        1.4
Forest Products & Paper              220,000      International Paper Co. ....      8,418,780      8,882,500        1.7
Electronics                          200,000      Micron Technology, Inc. ....      4,888,098      5,825,000        1.1
Auto-Related                         581,000      National Auto Credit,
                                                    Inc. .....................      5,918,046      6,972,000        1.3
Athletic Footwear                    175,000      Reebok International
                                                    Ltd. .....................      4,847,939      7,350,000        1.4
Information Processing               900,000      +Tandem Computers, Inc......     10,279,044     12,375,000        2.4
Steel                                350,000      +USX-US Steel Group.........     10,551,925     10,981,250        2.1
                                                                                 ------------   ------------     ------
                                                                                   92,085,741    104,748,250       20.0
---------------------------------------------------------------------------------------------------------------------
Above-Average Yield
---------------------------------------------------------------------------------------------------------------------
Pharmaceuticals                       70,000      Bristol-Myers Squibb Co. ...      5,315,433      7,612,500        1.4
Real Estate Investment Trust         253,500      Evans Withycombe
                                                    Residential, Inc. ........      5,128,207      5,323,500        1.0
Automotive                           275,000      Ford Motor Co. .............      8,244,320      8,765,625        1.7
Telecommunications                   150,000      GTE Corporation.............      6,366,750      6,825,000        1.3
Retail                               800,000      +Kmart Corporation..........      8,463,269      8,300,000        1.6
Forest Products & Paper              300,000      Louisiana-Pacific Corp. ....      7,657,924      6,337,500        1.2
Oil--Domestic                        450,000      Occidental Petroleum
                                                    Corp. ....................      9,447,997     10,518,750        2.0
Financial Services                    90,000      Student Loan Marketing
                                                    Association...............      4,439,450      8,381,250        1.6
Oil--International                   450,000      Yacimientos Petroliferos
                                                    Fiscales S.A. (ADR)(a)....      8,832,840     11,362,500        2.2
                                                                                 ------------   ------------     ------
                                                                                   63,896,190     73,426,625       14.0
---------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------
Merrill Lynch Variable Series Funds, Inc.--Basic Value Focus Fund
Schedule of Investments as of December 31, 1996 (concluded)
------------------------------------------------------------------------------

                                   Shares                                                          Value       Percent of
           Industry                 Held                     Stocks                  Cost        (Note 1a)     Net Assets
  ---------------------------------------------------------------------------------------------------------------------
Special Situations
---------------------------------------------------------------------------------------------------------------------
Environmental Services             1,025,000      +Allwaste, Inc. ............   $  5,187,397   $  5,253,125        1.0%
Information Processing               500,000      +Apple Computer, Inc. ......     11,412,685     10,375,000        2.0
Household Products                   400,000      Black & Decker Corporation
                                                    (The).....................     13,217,404     12,050,000        2.3
Photography                           80,000      Eastman Kodak Co. ..........      4,672,300      6,420,000        1.2
Technology                           500,000      +Exabyte Corp. .............      6,796,977      6,687,500        1.3
Health Maintenance
  Organization                       375,000      +Humana, Inc. ..............      7,062,358      7,171,875        1.4
Information Processing                70,000      International Business
                                                    Machines Corp.............      6,661,756     10,570,000        2.0
Semiconductors                       350,000      +National Semiconductor
                                                    Corp. ....................      6,214,269      8,531,250        1.6
Medical Services                     450,000      +Pharmaceutical Product
                                                    Development, Inc. ........      7,292,590     11,250,000        2.1
Electronics                          150,000      Texas Instruments Inc. .....      7,316,356      9,562,500        1.8
Telecommunications                   450,000      +US West Media Group,
                                                    Inc. .....................      7,815,940      8,325,000        1.6
Retail                               500,000      +Woolworth Corp. ...........      6,339,630     10,937,500        2.1
                                                                                 ------------   ------------     ------
                                                                                   89,989,662    107,133,750       20.4
---------------------------------------------------------------------------------------------------------------------
                                                  Total Stocks                    390,054,844    432,958,987       82.5
---------------------------------------------------------------------------------------------------------------------
                                    Face
                                   Amount            Short-Term Securities
  ---------------------------------------------------------------------------------------------------------------------
Commercial Paper*                $10,000,000      Eureka Securitization, Inc.,
                                                    5.38% due 1/30/1997.......      9,955,167      9,955,167        1.9
                                  20,045,000      General Electric Capital
                                                    Corp., 7.10% due
                                                    1/02/1997.................     20,037,093     20,037,093        3.8
                                  10,000,000      Lehman Brothers Holdings,
                                                    Inc., 5.45% due
                                                    2/14/1997.................      9,931,875      9,931,875        1.9
                                  10,000,000      Three Rivers Funding, Corp.,
                                                    5.60% due 1/15/1997.......      9,976,667      9,976,667        1.9
                                                                                 ------------   ------------     ------
                                                                                   49,900,802     49,900,802        9.5
---------------------------------------------------------------------------------------------------------------------
US Government &                    7,000,000      Federal Home Loan Bank,
Agency Obligations*                                 5.22% due 1/09/1997.......      6,990,865      6,990,865        1.3
                                                  Federal National Mortgage
                                                    Association:
                                  10,000,000        5.24% due 2/03/1997.......      9,950,511      9,950,511        1.9
                                  23,000,000        5.26% due 2/10/1997.......     22,862,217     22,862,217        4.4
                                                                                 ------------   ------------     ------
                                                                                   39,803,593     39,803,593        7.6
---------------------------------------------------------------------------------------------------------------------
                                                  Total Short-Term Securities      89,704,395     89,704,395       17.1
---------------------------------------------------------------------------------------------------------------------
                                                  Total Investments...........   $479,759,239    522,663,382       99.6
                                                                                 ============
                                                  Other Assets Less
                                                    Liabilities...............                     2,266,782        0.4
                                                                                                ------------     ------
                                                  Net Assets..................                  $524,930,164      100.0%
                                                                                                ============     ======
---------------------------------------------------------------------------------------------------------------------

  + Non-income producing security.

  * Commercial Paper and certain US Government & Agency Obligations are traded on a discount basis; the interest rates shown are the discount rates paid at the time of purchase by the Fund.

 (a) American Depositary Receipts (ADR).

 (b) Investment in companies 5% or more of whose outstanding securities are held by the Fund (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) are as follows:

  ---------------------------------------------------------------------------------------------------------------------
                                                                                       Net Share       Net       Dividend
         Industry                                     Affiliate                        Activity        Cost       Income
---------------------------------------------------------------------------------------------------------------------
Home--Builders                  Beazer Homes USA, Inc. ..............................    50,000     $  665,558        --
Savings & Loans                 Greater N.Y. Savings Bank............................   328,100      3,770,476   $37,500
Technology                      Micronics Computers, Inc. ...........................   257,500        206,942        --
---------------------------------------------------------------------------------------------------------------------
Total                                                                                               $4,642,976
                                                                                                    ==========
---------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

------------------------------------------------------------------------------
Merrill Lynch Variable Series Funds, Inc.--Developing Capital Markets Focus
Fund
Schedule of Investments as of December 31, 1996                (in US dollars)
------------------------------------------------------------------------------

                                       Shares                                                      Value      Percent of
     AFRICA         Industries          Held                Investments              Cost        (Note 1a)    Net Assets
 ---------------------------------------------------------------------------------------------------------------------
Morocco         Banking                     7,050   Wafa Bank...................  $   337,444   $   445,329        0.4%
---------------------------------------------------------------------------------------------------------------------
                                                    Total Investments in Morocco      337,444       445,329        0.4
---------------------------------------------------------------------------------------------------------------------
South Africa    Beverage &                 15,241   South African Breweries
                                                      Ltd.......................      352,755       386,240        0.4
                                           14,688   South African Breweries Ltd.
                                                      (ADR) (a).................      467,719       370,872        0.4
                                                                                  -----------        ------
                                                                                      820,474       757,112        0.8
                ------------------------------------------------------------------------------------------------------
                Coal                      120,300   Ingwe Coal Corporation
                                                      Ltd.......................      909,851       861,858        0.9
                ------------------------------------------------------------------------------------------------------
                Entertainment             574,700   Sun International, Ltd. ....      789,589       460,891        0.5
                ------------------------------------------------------------------------------------------------------
                Financial Services          6,200   Anglo American Corp. of
                                                      South Africa, Ltd. (ADR)
                                                      (a).......................      389,005       336,350        0.3
                                           39,785   Nedcor Ltd. (Ordinary)......      483,190       544,534        0.6
                                                                                  -----------        ------
                                                                                      872,195       880,884        0.9
                ------------------------------------------------------------------------------------------------------
                Mining                     78,700   Beatrix Mines Ltd...........      679,625       492,296        0.5
                                           23,300   De Beers Centenary AG.......      619,984       667,707        0.7
                                            4,687   Vaal Reefs Exploration &
                                                      Mining Co. Ltd............      403,774       300,706        0.3
                                           24,238   +Western Areas Gold Mining
                                                      Company Ltd...............      384,854       334,335        0.4
                                                                                  -----------        ------
                                                                                    2,088,237     1,795,044        1.9
                ------------------------------------------------------------------------------------------------------
                                                    Total Investments in South
                                                    Africa                          5,480,346     4,755,789        5.0
---------------------------------------------------------------------------------------------------------------------
Zimbabwe        Beverage & Tobacco        327,843   Delta Corporation Ltd.......      781,291     1,152,988        1.2
                ------------------------------------------------------------------------------------------------------
                                                    Total Investments in
                                                    Zimbabwe                          781,291     1,152,988        1.2
---------------------------------------------------------------------------------------------------------------------
                                                    Total Investments in Africa     6,599,081     6,354,106        6.6
---------------------------------------------------------------------------------------------------------------------
     EUROPE
 ---------------------------------------------------------------------------------------------------------------------
Czech Republic  Broadcast--Media           17,500   +Central European Media
                                                      Enterprises Ltd. (Class
                                                      A)(GDR) (b)...............      481,250       546,875        0.6
                ------------------------------------------------------------------------------------------------------
                                                    Total Investments in the
                                                    Czech Republic                    481,250       546,875        0.6
---------------------------------------------------------------------------------------------------------------------
France          Utilities--Water           14,700   Compagnie Generale des Eaux
                                                      S.A.......................    1,607,353     1,821,916        1.9
                ------------------------------------------------------------------------------------------------------
                                                    Total Investments in France     1,607,353     1,821,916        1.9
---------------------------------------------------------------------------------------------------------------------
Greece          Banking                    13,680   Ergo Bank S.A. (Ordinary)...      611,797       694,102        0.7
                ------------------------------------------------------------------------------------------------------
                Beverage                   11,010   Hellenic Bottling Co.
                                                      S.A.......................      215,402       353,137        0.4
                ------------------------------------------------------------------------------------------------------
                Telecommunications         23,400   Hellenic Telecommunication
                                                      Organization S.A..........      387,013       400,191        0.4
                ------------------------------------------------------------------------------------------------------
                                                    Total Investments in Greece     1,214,212     1,447,430        1.5
---------------------------------------------------------------------------------------------------------------------
Hungary         Health/Personal            31,600   Gedeon Richter Ltd. (GDR)
                Care                                  (b).......................      724,600     1,832,800        1.9
                                            1,000   Gedeon Richter Ltd. (GDR)
                                                      (b)(e)....................       40,875        58,000        0.1
                                                                                  -----------        ------
                                                                                      765,475     1,890,800        2.0
                ------------------------------------------------------------------------------------------------------
                Telecommunications          1,100   +Magyar TarKozlesi
                                                      Reszvenytarsasag
                                                      (Ordinary) (e)............      174,885       238,243        0.2
                ------------------------------------------------------------------------------------------------------
                                                    Total Investments in Hungary      940,360     2,129,043        2.2
---------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------
Merrill Lynch Variable Series, Inc.--Developing Capital Markets Focus Fund Schedule of Investments as of December 31, 1996 (continued) (in US dollars)
------------------------------------------------------------------------------

     EUROPE                            Shares                                                      Value      Percent of
  (concluded)       Industries          Held                Investments              Cost        (Note 1a)    Net Assets
 ---------------------------------------------------------------------------------------------------------------------
Italy           Automobiles               300,000   Fiat S.p.A..................      884,110       906,965        0.9
                ------------------------------------------------------------------------------------------------------
                Broadcast--Media          168,000   Mediaset S.p.A..............      805,116       774,576        0.8
                ------------------------------------------------------------------------------------------------------
                                                    Total Investments in Italy      1,689,226     1,681,541        1.7
---------------------------------------------------------------------------------------------------------------------
Netherlands     Electronics                11,250   Philips Electronics N.V.....      457,905       456,257        0.5
                                           11,250   Philips Electronics N.V. (NY
                                                      Registered Shares)........      438,600       450,000        0.4
                ------------------------------------------------------------------------------------------------------
                                                    Total Investments in the
                                                    Netherlands                       896,505       906,257        0.9
---------------------------------------------------------------------------------------------------------------------
Poland          Automotive                 10,000   +T.C. Debica S.A............      211,943       223,339        0.2
                ------------------------------------------------------------------------------------------------------
                Banking                    58,118   Wielkopolsky Bank Kredytowy
                                                      S.A.......................      350,009       393,457        0.4
                ------------------------------------------------------------------------------------------------------
                Electrical &                4,400   Elektrim Towarzystow
                Electronics                           Handlowe S.A..............       25,742        39,922        0.1
                ------------------------------------------------------------------------------------------------------
                Financial Services          9,207   Bank Rozwoju Eksportu S.A.
                                                      (BRE).....................      247,903       276,313        0.3
                ------------------------------------------------------------------------------------------------------
                Multi-Industry            114,551   Mostostal-Export S.A........      302,975       271,827        0.3
                ------------------------------------------------------------------------------------------------------
                                                    Total Investments in Poland     1,138,572     1,204,858        1.3
---------------------------------------------------------------------------------------------------------------------
Portugal        Building Products          45,000   Cimpor-Cimentos de Portugal
                                                      S.A.......................      916,303       969,097        1.0
                ------------------------------------------------------------------------------------------------------
                Multi-Industry             35,100   Sonae Investimentos-SGPS
                                                      S.A.......................      866,343     1,111,877        1.2
                ------------------------------------------------------------------------------------------------------
                                                    Total Investments in
                                                    Portugal                        1,782,646     2,080,974        2.2
---------------------------------------------------------------------------------------------------------------------
Russia          Energy Sources             56,100   A.O. Mosenergo (ADR) (a)....    1,567,968     1,697,025        1.8
                                        1,980,000   +Irkutskenergo (GDR) (b)....      249,592       261,360        0.2
                                                                                  -----------        ------
                                                                                    1,817,560     1,958,385        2.0
                ------------------------------------------------------------------------------------------------------
                Multi-Industry              7,600   Templeton Russia Fund,
                                                      Inc.......................      115,344       167,200        0.2
                ------------------------------------------------------------------------------------------------------
                Natural Gas                27,000   +RAO Gazprom (ADR) (a)(e)...      425,250       479,250        0.5
                ------------------------------------------------------------------------------------------------------
                Oil & Related               8,000   Lukoil Oil Company (ADR)
                                                      (a).......................      331,050       368,000        0.4
                ------------------------------------------------------------------------------------------------------
                Telecommunications         16,500   +Vimpel-Communications (ADR)
                                                      (a).......................      395,943       389,813        0.4
                ------------------------------------------------------------------------------------------------------
                                                    Total Investments in Russia     3,085,147     3,362,648        3.5
---------------------------------------------------------------------------------------------------------------------
Turkey          Metal Fabricating       7,800,000   Eregli Demir Ve Celik
                                                      Fabrikalari T.A.S.........      983,792       936,288        1.0
                ------------------------------------------------------------------------------------------------------
                                                    Total Investments in Turkey       983,792       936,288        1.0
---------------------------------------------------------------------------------------------------------------------
                                                    Total Investments in Europe    13,819,063    16,117,830       16.9
---------------------------------------------------------------------------------------------------------------------
 LATIN AMERICA
 ---------------------------------------------------------------------------------------------------------------------
Argentina       Banking                    64,384   Banco Frances del Rio de la
                                                      Plata S.A. (ADR) (a)......    1,346,566     1,770,557        1.8
                                           60,500   +Bansud S.A. (Class B)......      710,916       724,935        0.8
                                                                                  -----------        ------
                                                                                    2,057,482     2,495,492        2.6
                ------------------------------------------------------------------------------------------------------
                Oil & Related             236,390   Companhia Naviera Perez
                                                      Companc S.A.C.F.I.M.F.A.
                                                      (Class B).................    1,156,335     1,662,154        1.7
                ------------------------------------------------------------------------------------------------------
                Telecommunications         17,354   Telefonica de Argentina S.A.
                                                      (Class B) (ADR) (a).......      497,806       449,035        0.5
                ------------------------------------------------------------------------------------------------------
                                                    Total Investments in
                                                    Argentina                       3,711,623     4,606,681        4.8
---------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------
Merrill Lynch Variable Series, Inc.--Developing Capital Markets Focus Fund Schedule of Investments as of December 31, 1996 (continued) (in US dollars)
------------------------------------------------------------------------------

 LATIN AMERICA                         Shares                                                      Value      Percent of
  (continued)       Industries          Held                Investments              Cost        (Note 1a)    Net Assets
 ---------------------------------------------------------------------------------------------------------------------
Brazil          Banking               103,086,523   Banco Bradesco S.A.
                                                      (Preferred)...............      696,489       747,176        0.8
                ------------------------------------------------------------------------------------------------------
                Beverage                2,452,525   Companhia Cervejaria Brahma
                                                      S.A. PN (Preferred).......      993,758     1,340,874        1.4
                ------------------------------------------------------------------------------------------------------
                Mining                     10,296   Companhia Vale do Rio Doce
                                                      S.A. (Preferred)..........      227,523       198,210        0.2
                ------------------------------------------------------------------------------------------------------
                Oil & Related          11,658,000   Petroleo Brasileiro S.A.
                                                      (Preferred)...............    1,641,531     1,857,156        2.0
                ------------------------------------------------------------------------------------------------------
                Steel                   8,410,000   Companhia Siderurgica
                                                      Nacional S.A..............      202,969       238,805        0.2
                                    1,256,100,000   Usinas Siderurgicas de Minas
                                                      Gerais - Usiminas S.A.
                                                      (Preferred)...............    1,313,468     1,281,611        1.4
                                                                                  -----------        ------
                                                                                    1,516,437     1,520,416        1.6
                ------------------------------------------------------------------------------------------------------
                Telecommuni-               29,685   Telecomunicacoes Brasileiras
                cations                             S.A.--Telebras PN
                                                      (ADR)(a)..................    1,629,450     2,270,903        2.4
                                       13,972,227   Telecomunicacoes Brasileiras
                                                      S.A.--Telebras PN
                                                      (Preferred)...............      737,840     1,075,925        1.1
                                        7,227,925   Telecomunicacoes de Minas
                                                      Gerais S.A.--TELEMIG
                                                      (Class B) (Preferred).....      652,510       894,011        0.9
                                                                                  -----------        ------
                                                                                    3,019,800     4,240,839        4.4
                ------------------------------------------------------------------------------------------------------
                Utilities--Electrical      1,060,000 Centrais Eletricas
                & Gas                                 Brasileiras
                                                      S.A.--Eletrobras..........      367,723       379,555        0.4
                                          155,000   Centrais Eletricas
                                                      Brasileiras
                                                      S.A.--Eletrobras 'B'
                                                      (Preferred)...............       54,645        57,590        0.1
                                            7,513   Companhia Energetica de
                                                      Minas Gerais S.A. (CEMIG)
                                                      (ADR)(a)..................      169,798       253,564        0.2
                                           20,000   Companhia Energetica de
                                                      Minas Gerais S.A. (CEMIG)
                                                      (ADR)(a)(e)...............      426,315       675,000        0.7
                                                                                  -----------        ------
                                                                                    1,018,481     1,365,709        1.4
                ------------------------------------------------------------------------------------------------------
                                                    Total Investments in Brazil     9,114,019    11,270,380       11.8
---------------------------------------------------------------------------------------------------------------------
Mexico          Banking                    10,650   Grupo Financiero Banamex
                                                      --Accival, S.A. de C.V.
                                                      (BANACCI)
                                                      (Class L).................       18,179        20,973        0.0
                ------------------------------------------------------------------------------------------------------
                Beverage & Tobacco         16,100   Panamerican Beverages, Inc.
                                                      (Class A).................      644,974       754,687        0.8
                ------------------------------------------------------------------------------------------------------
                Building &                126,000   Apasco, S.A. de C.V.........      458,715       864,439        0.9
                Construction
                ------------------------------------------------------------------------------------------------------
                Building Materials        154,000   Cementos Mexicanos, S.A. de
                                                      C.V.......................      665,660       600,661        0.6
                ------------------------------------------------------------------------------------------------------
                Financial Services         77,000   +Banca Quadrum, S.A. de C.V.
                                                      (ADR)(a)..................      510,125       279,125        0.3
                                          355,000   Banco Nacional de Mexico,
                                                      S.A. de C.V. (Class B)
                                                      (BANAMEX).................      660,134       749,600        0.8
                                                                                  -----------        ------
                                                                                    1,170,259     1,028,725        1.1
                ------------------------------------------------------------------------------------------------------
                Health/Personal           100,000   Kimberly-Clark de Mexico,
                Care                                  S.A. de C.V...............    1,333,327     1,975,607        2.1
                ------------------------------------------------------------------------------------------------------
                Leisure                   445,787   Grupo Carso, S.A. de C.V.
                                                      'A1'......................    2,700,380     2,350,421        2.5
                ------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------
Merrill Lynch Variable Series, Inc.--Developing Capital Markets Focus Fund Schedule of Investments as of December 31, 1996 (continued) (in US dollars)
------------------------------------------------------------------------------

     LATIN
    AMERICA                            Shares                                                      Value      Percent of
  (concluded)       Industries          Held                Investments              Cost        (Note 1a)    Net Assets
 ---------------------------------------------------------------------------------------------------------------------
Mexico          Retail                     30,000   +Cifra, S.A. de C.V. 'B'
(concluded)                                           (ADR)(a)..................       40,599        35,400        0.0
                                          996,200   +Cifra, S.A. de C.V. 'C'....    1,558,437     1,215,032        1.3
                                                                                  -----------        ------
                                                                                    1,599,036     1,250,432        1.3
                ------------------------------------------------------------------------------------------------------
                Telecommunications         35,979   Telefonos de Mexico, S.A. de
                                                      C.V. (ADR) (a)............    1,145,507     1,187,307        1.2
                ------------------------------------------------------------------------------------------------------
                                                    Total Investments in Mexico     9,736,037    10,033,252       10.5
---------------------------------------------------------------------------------------------------------------------
                                                    Total Investments in Latin
                                                    America                        22,561,679    25,910,313       27.1
---------------------------------------------------------------------------------------------------------------------
  MIDDLE EAST
 ---------------------------------------------------------------------------------------------------------------------
Egypt           Banking                     2,962   +Commercial International
                                                      Bank (Egypt) S.A.E........      350,673       447,622        0.5
                ------------------------------------------------------------------------------------------------------
                Cement                      7,375   Tora Portland Cement Co.....      149,085       149,111        0.1
                ------------------------------------------------------------------------------------------------------
                                                    Total Investments in Egypt        499,758       596,733        0.6
---------------------------------------------------------------------------------------------------------------------
Israel          Banking                     6,000   +Bank Hapoalim Ltd. ........        8,651         9,518        0.0
                                          653,600   +Bank Leumi Israel..........      894,162       899,625        0.9
                                                                                  -----------        ------
                                                                                      902,813       909,143        0.9
                ------------------------------------------------------------------------------------------------------
                Merchandising              72,000   +Blue Square Chain Stores
                                                      Properties & Investments
                                                      Ltd. .....................      522,937       564,392        0.6
                                            4,800   +Blue Square Chain Stores
                                                      Properties & Investments
                                                      Ltd. (ADR)(a).............       66,380        68,400        0.1
                                                                                  -----------        ------
                                                                                      589,317       632,792        0.7
                ------------------------------------------------------------------------------------------------------
                Multi-Industry             10,578   Koor Industries Ltd. .......      968,604       922,812        1.0
                                            3,500   Koor Industries Ltd.
                                                      (ADR)(a)..................       67,069        59,500        0.1
                                                                                  -----------        ------
                                                                                    1,035,673       982,312        1.1
                ------------------------------------------------------------------------------------------------------
                                                    Total Investments in Israel     2,527,803     2,524,247        2.7
---------------------------------------------------------------------------------------------------------------------
                                                    Total Investments in the
                                                    Middle East                     3,027,561     3,120,980        3.3
---------------------------------------------------------------------------------------------------------------------
    PACIFIC
   BASIN/ASIA
 ---------------------------------------------------------------------------------------------------------------------
Australia       Merchandising              19,740   Amway Asia Pacific Ltd.(GDR)
                                                      (b).......................      690,260       836,482        0.9
                ------------------------------------------------------------------------------------------------------
                                                    Total Investments in
                                                    Australia                         690,260       836,482        0.9
---------------------------------------------------------------------------------------------------------------------
China           Telecommunications        622,000   +Eastern Communications Co.,
                                                      Ltd. (Class B)............      502,576       553,580        0.6
                ------------------------------------------------------------------------------------------------------
                                                    Total Investments in China        502,576       553,580        0.6
---------------------------------------------------------------------------------------------------------------------
Hong Kong       Automotive                377,000   Sime Darby (Hong Kong)
                                                      Ltd. .....................      448,773       475,272        0.5
                ------------------------------------------------------------------------------------------------------
                Banking                   440,000   JCG Holdings, Ltd. .........      400,979       429,532        0.4
                                           65,000   +Wing Hang Bank Ltd.........      239,973       294,996        0.3
                                                                                  -----------        ------
                                                                                      640,952       724,528        0.7
                ------------------------------------------------------------------------------------------------------
                Food                    2,659,000   C.P. Pokphand Co. Ltd.
                                                      (Ordinary)................    1,024,250     1,040,015        1.1
                                        7,991,000   +Tingyi (Cayman Islands)
                                                      Holdings Co...............    2,041,042     2,092,291        2.2
                                                                                  -----------        ------
                                                                                    3,065,292     3,132,306        3.3
                ------------------------------------------------------------------------------------------------------
                Industrial              5,066,000   Sinocan Holdings Ltd. ......    1,328,338     2,489,113        2.6
                ------------------------------------------------------------------------------------------------------
                Real Estate             3,699,000   China Overseas Land &
                                                      Investment................    1,047,051     1,877,240        2.0
                ------------------------------------------------------------------------------------------------------
                                                    Total Investments in Hong
                                                    Kong                            6,530,406     8,698,459        9.1
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------
Merrill Lynch Variable Series, Inc.--Developing Capital Markets Focus Fund Schedule of Investments as of December 31, 1996 (continued) (in US dollars)
------------------------------------------------------------------------------

    PACIFIC
   BASIN/ASIA                       Shares Held/                                                   Value      Percent of
  (continued)       Industries      Face Amount             Investments              Cost        (Note 1a)    Net Assets
 ---------------------------------------------------------------------------------------------------------------------
India           Automotive                 89,000   Ashok Leyland Ltd.
                                                      (GDR)(b)..................      947,250       825,475        0.8
                                           39,000   Ashok Leyland Ltd.
                                                      (GDR)(b)(e)...............      532,185       361,725        0.4
                                                                                  -----------        ------
                                                                                    1,479,435     1,187,200        1.2
                ------------------------------------------------------------------------------------------------------
                Building Materials         71,600   Larsen & Toubro Ltd.
                                                      (GDR)(b)(e)...............    1,124,562     1,031,040        1.1
                ------------------------------------------------------------------------------------------------------
                Energy Sources             37,900   Bombay Suburban Electric
                                                      Supply Co. Ltd.(GDR)(b)...      694,175       776,950        0.8
                ------------------------------------------------------------------------------------------------------
                Leisure                    51,800   East India Hotels Ltd.
                                                      (GDR)(b)(e)...............      820,294     1,217,300        1.3
                ------------------------------------------------------------------------------------------------------
                                                    Total Investments in India      4,118,466     4,212,490        4.4
---------------------------------------------------------------------------------------------------------------------
Indonesia       Broadcasting &        US$ 750,000   P.T. Surya Citra Television,
                Publishing                            4% due 7/01/1997
                                                      (Convertible).............      785,697       750,452        0.8
                                      US$  15,000   P.T. Surya Citra Television,
                                                      4% due 7/01/1997
                                                      (Convertible)(e)..........       15,000        15,009        0.0
                                                                                  -----------        ------
                                                                                      800,697       765,461        0.8
                ------------------------------------------------------------------------------------------------------
                Food                      208,000   P.T. Indofood Sukses
                                                      Makmur....................      434,008       414,062        0.4
                ------------------------------------------------------------------------------------------------------
                Multi--Industry           632,000   P.T. Bimantara Citra........      822,513       843,202        0.9
                ------------------------------------------------------------------------------------------------------
                Real Estate             1,008,000   P.T. Ciputra Development....      899,550     1,045,997        1.1
                ------------------------------------------------------------------------------------------------------
                Telecommunications        164,000   P.T. Telekomunikasi
                                                      Indonesia.................      246,872       283,058        0.3
                                            4,000   P.T. Telekomunikasi
                                                      Indonesia (ADR)(a)........      126,560       138,000        0.1
                                                                                  -----------        ------
                                                                                      373,432       421,058        0.4
                ------------------------------------------------------------------------------------------------------
                Telecommunications         21,000   P.T. Kabelmetal Indonesia
                & Equipment                           (Rights)(d)...............            0             0        0.0
                ------------------------------------------------------------------------------------------------------
                                                    Total Investments in
                                                    Indonesia                       3,330,200     3,489,780        3.6
---------------------------------------------------------------------------------------------------------------------
Malaysia        Airlines                  151,000   Malaysian Airline System
                                                      BHD.......................      426,861       391,703        0.4
                ------------------------------------------------------------------------------------------------------
                Banking                    66,000   Commerce Asset Holdings
                                                      BHD.......................      422,451       496,634        0.5
                                          360,000   Public Bank BHD 'Foreign'...      507,714       762,772        0.8
                                                                                  -----------        ------
                                                                                      930,165     1,259,406        1.3
                ------------------------------------------------------------------------------------------------------
                Broadcasting &            110,000   New Straits Times Press
                Publishing                            BHD.......................      579,672       636,040        0.7
                                          134,000   Sistem Televisyen Malaysia
                                                      BHD (Class A).............      195,771       248,364        0.2
                                                                                  -----------        ------
                                                                                      775,443       884,404        0.9
                ------------------------------------------------------------------------------------------------------
                Building Materials    US$ 455,000   Aokam Perdana BHD, 3.50% due
                                                      6/13/2004 (Convertible)...      365,816       277,550        0.3
                                           82,000   Hume Industries (Malaysia)
                                                      BHD (Class A).............      435,693       516,356        0.5
                                                                                  -----------   -----------    -------
                                                                                      801,509       793,906        0.8
                ------------------------------------------------------------------------------------------------------
                Chemicals                 135,000   Nylex (Malaysia) BHD........      354,841       304,752        0.3
                ------------------------------------------------------------------------------------------------------
                Consumer Products &          8,500  +Amway (Malaysia) Holdings
                Services                              BHD (GDR)(b)..............       50,682        48,139        0.1
                ------------------------------------------------------------------------------------------------------
                Diversified                42,300   OYL Industries BHD..........      438,242       443,941        0.5
                Holdings
                ------------------------------------------------------------------------------------------------------
                Engineering &             125,000   Malaysian Resources Corp.
                Construction                          BHD.......................      437,809       492,574        0.5
                ------------------------------------------------------------------------------------------------------
                Food                       54,000   Nestle (Malaysia) BHD.......      420,759       434,139        0.5
                ------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------
Merrill Lynch Variable Series, Inc.--Developing Capital Markets Focus Fund Schedule of Investments as of December 31, 1996 (continued) (in US dollars)
------------------------------------------------------------------------------

    PACIFIC
   BASIN/ASIA                       Shares Held/                                                   Value      Percent of
  (continued)       Industries      Face Amount             Investments              Cost        (Note 1a)    Net Assets
 ---------------------------------------------------------------------------------------------------------------------
Malaysia        Multi-Industry             96,000   Ekran BHD...................      429,945       403,010        0.4
(concluded)                               427,000   Renong BHD..................      723,102       757,608        0.8
                                          130,000   Sime Darby BHD..............      432,179       512,277        0.6
                                           98,000   Sungei Way Holdings BHD.....      255,634       291,089        0.3
                                                                                  -----------   -----------   ----------
                                                                                    1,840,860     1,963,984        2.1
                ------------------------------------------------------------------------------------------------------
                Natural Gas               103,000   Petronas Gas BHD............      425,739       428,317        0.4
                ------------------------------------------------------------------------------------------------------
                Oil & Related              78,000   Petronas Dagangan BHD.......      227,916       200,792        0.2
                ------------------------------------------------------------------------------------------------------
                Telecommunications        341,400   +Technology Resources
                                                      Industries BHD (TRI)......    1,233,355       673,335        0.7
---------------------------------------------------------------------------------------------------------------------
                                                    Total Investments in
                                                    Malaysia                        8,364,181     8,319,392        8.7
---------------------------------------------------------------------------------------------------------------------
Pakistan        Chemicals--Fertilizers         15,000 Fauji Fertilizer Co.
                                                      Ltd. .....................       31,246        25,262        0.0
                ------------------------------------------------------------------------------------------------------
                Telecommunications          2,800   +Pakistan Telecommunications
                                                      Corp......................      258,800       175,350        0.2
                ------------------------------------------------------------------------------------------------------
                                                    Total Investments in
                                                    Pakistan                          290,046       200,612        0.2
---------------------------------------------------------------------------------------------------------------------
Philippines     International Trade        637,500  International Container
                                                      Terminal Services, Inc....      278,784       333,801        0.3
                ------------------------------------------------------------------------------------------------------
                                                    Total Investments in the
                                                    Philippines                       278,784       333,801        0.3
---------------------------------------------------------------------------------------------------------------------
South Korea     Automotive                  6,940   +Dong Ah Tire Industries....      581,436       485,182        0.5
                ------------------------------------------------------------------------------------------------------
                Banking                    69,330   Cho Hung Bank Co. Ltd.......      746,446       559,413        0.6
                                            2,740   Shinhan Bank................       50,472        44,881        0.1
                                                                                  -----------   -----------   ----------
                                                                                      796,918       604,294        0.7
                ------------------------------------------------------------------------------------------------------
                Telecommunications        127,967   Korea Mobile Telecom-
                                                      munications
                                                      Corp.(ADR)(a)(e)..........    1,993,680     1,641,179        1.7
                ------------------------------------------------------------------------------------------------------
                                                    Total Investments in South
                                                    Korea                           3,372,034     2,730,655        2.9
---------------------------------------------------------------------------------------------------------------------
Thailand        Banking                   132,000   Krung Thai Bank Public Co.
                                                      Ltd.......................      623,254       254,767        0.3
                                           93,400   Phatra Thanakit Public Co.
                                                      Ltd.......................      893,341       265,848        0.3
                                           11,000   Siam Commercial Bank Public
                                                      Co. Ltd. "Foreign"........      175,656        79,775        0.1
                                          140,000   +Thai Farmers Bank Co.,
                                                      Ltd.......................    1,521,890       873,396        0.9
                                           17,500   Thai Farmers Bank Co., Ltd.
                                                      "Foreign" (Warrants)(c)...       17,292        16,547        0.0
                                                                                  -----------   -----------   ----------
                                                                                    3,231,433     1,490,333        1.6
                ------------------------------------------------------------------------------------------------------
                Finance                   148,400   Finance One Public Company
                                                      Ltd. "Foreign"............    1,045,477       300,885        0.3
                ------------------------------------------------------------------------------------------------------
                Merchandising              19,300   Siam Makro Public Co.
                                                      Ltd.......................       92,578        81,273        0.1
                ------------------------------------------------------------------------------------------------------
                Real Estate         Chf 1,300,000   Bangkok Land Public Co.
                                                      Ltd., 3.125% due 3/31/2001
                                                      (Convertible).............      456,864       388,408        0.4
                                      US$ 184,000   Bangkok Land Public Co.,
                                                      Ltd., 4.50% due 10/13/2003
                                                      (Convertible).............      135,825       115,920        0.1
                                      US$ 433,000   Hemaraj Land and Development
                                                      Public Co., Ltd., 3.50%
                                                      due 9/09/2003.............      425,104       441,660        0.5
                                      US$ 163,000   Tanayong Public Co. Ltd.,
                                                      3.50% due 3/01/2004
                                                      (Convertible).............      148,167       145,477        0.1
                                                                                  -----------   -----------   ----------
                                                                                    1,165,960     1,091,465        1.1
                ------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------
Merrill Lynch Variable Series, Inc.--Developing Capital Markets Focus Fund Schedule of Investments as of December 31, 1996 (concluded) (in US dollars)
------------------------------------------------------------------------------

    PACIFIC
   BASIN/ASIA                          Shares                                                      Value      Percent of
  (concluded)       Industries          Held                Investments              Cost        (Note 1a)    Net Assets
 ---------------------------------------------------------------------------------------------------------------------
Thailand        Telecommunications         62,900   Advanced Info Service Public
(concluded)                                           Company Ltd. 'Foreign'....    1,150,003       534,651        0.6
                                          454,000   +TelecomAsia Corporation
                                                      Public Company Ltd.
                                                      'Foreign'.................      859,481       947,050        1.0
                                                                                  -----------   -----------   ----------
                                                                                    2,009,484     1,481,701        1.6
                ------------------------------------------------------------------------------------------------------
                                                    Total Investments in
                                                    Thailand                        7,544,932     4,445,657        4.7
---------------------------------------------------------------------------------------------------------------------
                                                    Total Investments in the
                                                    Pacific Basin/Asia             35,021,885    33,820,908       35.4
---------------------------------------------------------------------------------------------------------------------
                                        Face
                                       Amount          Short-Term Securities
 ---------------------------------------------------------------------------------------------------------------------
Commercial                           US$1,000,000   American Brands, Inc., 5.30%
Paper*                                                due 1/06/1997.............      999,117       999,117        1.0

                                        2,884,000   General Motors Acceptance
                                                      Corp., 7.50% due
                                                      1/02/1997.................    2,882,798     2,882,798        3.0
                                        3,000,000   Riverwoods Funding Corp.,
                                                      5.40% due 1/15/1997.......    2,993,250     2,993,250        3.2
                                                                                  -----------   -----------   ----------
                                                                                    6,875,165     6,875,165        7.2
---------------------------------------------------------------------------------------------------------------------
US Government &                         2,000,000   Federal Home Loan Mortgage
Agency                                                Corp., 5.60% due
Obligations*                                          1/07/1997.................    1,997,822     1,997,822        2.1
                                        2,000,000   Federal National Mortgage
                                                      Association, 5.55% due
                                                      1/16/1997.................    1,995,067     1,995,067        2.1
                                                                                  -----------   -----------   ----------
                                                                                    3,992,889     3,992,889        4.2
---------------------------------------------------------------------------------------------------------------------
                                                    Total Investments in Short-
                                                    Term Securities                10,868,054    10,868,054       11.4
---------------------------------------------------------------------------------------------------------------------
                                                    Total Investments...........  $91,897,323    96,192,191      100.6
                                                                                  ===========
                                                    Liabilities in Excess of
                                                      Other Assets..............                   (593,289)      (0.6)
                                                                                                -----------   ----------
                                                    Net Assets..................                $95,598,902      100.0
                                                                                                ===========   ===========
---------------------------------------------------------------------------------------------------------------------

  * Commercial Paper and certain US Government & Agency Obligations are traded on a discount basis; the interest rates shown are the discount rates paid at the time of purchase of the Fund.

  + Non-income producing security.

(a) American Depositary Receipts (ADR).

(b) Global Depositary Receipts (GDR).

(c) Warrants entitle the Fund to purchase a predetermined number of shares of common stock. The purchase price and the number of shares are subject to adjustment under certain conditions until the expiration date.

(d) The rights may be exercised until 2/14/1997.

(e) Restricted security as to resale. The value of the Fund's investment in restricted securities was approximately $5,717,000 representing 6.0% of net assets.
------------------------------------------------------------------------------

                                                                            Acquisition                      Value
                                Issue                                         Date(s)            Cost      (Note 1a)
---------------------------------------------------------------------------------------------------------------------
Ashok Leyland Ltd. (GDR).............................................   3/09/1995-5/22/1996   $  532,185   $  361,725
Companhia Energetica de Minas Gerais S.A. (CEMIG) (ADR)..............   7/20/1995-8/01/1995      426,315      675,000
East India Hotels Ltd. (GDR).........................................  12/12/1994-7/10/1995      820,294    1,217,300
RAO Gazprom (ADR)....................................................       10/21/1996           425,250      479,250
Gedeon Richter Ltd. (GDR)............................................        7/03/1996            40,875       58,000
Korea Mobile Telecommunications Corp.(ADR)...........................        1/18/1996         1,993,680    1,641,179
Larsen & Toubro Ltd. (GDR)...........................................   3/22/1996-3/26/1996    1,124,562    1,031,040
Magyar TarKozlesi Reszvenytarsasag (Ordinary)........................       12/01/1995           174,885      238,243
P.T. Surya Citra Television, 4% due 7/01/1997 (Convertible)..........        6/24/1994            15,000       15,009
---------------------------------------------------------------------------------------------------------------------
Total                                                                                         $5,553,046   $5,716,746
                                                                                              ==========   ==========
---------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

------------------------------------------------------------------------------
Merrill Lynch Variable Series Funds, Inc.--Domestic Money Market Fund
Schedule of Investments as of December 31, 1996
------------------------------------------------------------------------------

                                  Face                                                   Interest    Maturity      Value
                                 Amount                         Issue                     Rate*        Date      (Note 1a)
   ---------------------------------------------------------------------------------------------------------------------
Certificate of Deposit--1.8%   $ 5,000,000      Chase Manhattan Bank USA (Delaware)...     5.60 %     4/01/97   $  5,001,002
---------------------------------------------------------------------------------------------------------------------
                                                Total Certificate of Deposit (Cost--$5,000,000)                    5,001,002
---------------------------------------------------------------------------------------------------------------------
Commercial Paper--46.9%          6,338,000      Allomon Funding Corp. ................     5.31       2/10/97      6,301,094
                                 7,691,000      Bear Stearns Companies, Inc. .........     5.35       1/31/97      7,657,699
                                 5,000,000      Beta Finance Inc. ....................     5.44       3/28/97      4,936,014
                                 4,500,000      Beta Finance Inc. ....................     5.32       5/01/97      4,419,675
                                 4,649,000      CSW Credit, Inc. .....................     5.35       1/22/97      4,635,311
                                 5,000,000      CSW Credit, Inc. .....................     5.45       3/14/97      4,946,553
                                 5,000,000      Eureka Securitization Inc. ...........     5.33       1/17/97      4,988,958
                                 4,188,000      Eureka Securitization Inc. ...........     5.35       1/28/97      4,171,969
                                 7,815,000      Finova Capital Corp. .................     5.38       2/24/97      7,752,756
                                 5,096,000      Finova Capital Corp. .................     5.48       3/20/97      5,036,923
                                10,000,000      Ford Motor Credit Co. ................     5.30       2/07/97      9,946,250
                                 4,000,000      General Electric Capital Corp. .......     5.55       1/10/97      3,995,271
                                 2,000,000      General Electric Capital Corp. .......     5.50       3/03/97      1,981,933
                                 6,665,000      General Electric Capital Corp. .......     5.64       3/05/97      6,602,786
                                   426,000      General Motors Acceptance Corp. ......     5.33       1/13/97        425,310
                                 4,600,000      General Motors Acceptance Corp. ......     5.34       1/23/97      4,585,778
                                 5,402,000      General Motors Acceptance Corp. ......     5.32       2/05/97      5,374,577
                                 2,000,000      General Motors Acceptance Corp. ......     5.34       5/14/97      1,960,400
                                 2,500,000      Goldman Sachs Group, L.P.  ...........     5.68       1/06/97      2,498,522
                                 1,857,000      International Securitization Corp. ...     5.35       1/29/97      1,849,514
                                 5,000,000      International Securitization Corp. ...     5.58       2/28/97      4,957,171
                                 7,000,000      Lehman Brothers Holdings Inc. ........     5.75       1/31/97      6,967,576
                                 4,000,000      Lehman Brothers Holdings Inc. ........     5.40       3/03/97      3,963,867
                                 2,000,000      Morgan Stanley Group, Inc. ...........     5.41       1/27/97      1,992,639
                                 6,000,000      New Center Asset Trust................     5.43       1/29/97      5,975,813
                                 7,000,000      New Center Asset Trust................     5.40       2/07/97      6,962,375
                                 4,000,000      Transamerica Finance Corp. ...........     5.60       3/11/97      3,959,049
---------------------------------------------------------------------------------------------------------------------
                                                Total Commercial Paper (Cost--$128,841,542)                      128,845,783
---------------------------------------------------------------------------------------------------------------------
Bank Notes--1.3%                 3,500,000      Bank of America, Illinois.............     5.63      12/30/97      3,498,247
---------------------------------------------------------------------------------------------------------------------
                                                Total Bank Notes (Cost--$3,499,667)                                3,498,247
---------------------------------------------------------------------------------------------------------------------
Corporate Notes--7.6%            7,000,000      Asset Backed Securities Investment
                                                  Trust 1996-M+.......................     5.605     10/15/97      7,000,000
                                 5,000,000      CIT Group Holdings, Inc. (The)+.......     5.36      10/27/97      4,997,158
                                 9,000,000      SMM Trust 1995-Q+.....................     5.605      1/08/97      9,000,000
---------------------------------------------------------------------------------------------------------------------
                                                Total Corporate Notes (Cost--$20,997,144)                         20,997,158
---------------------------------------------------------------------------------------------------------------------
Funding Agreements--1.8%         5,000,000      Jackson National Life Insurance
                                                  Co.+................................     5.41       4/08/97      5,000,000
---------------------------------------------------------------------------------------------------------------------
                                                Total Funding Agreements (Cost--$5,000,000)                        5,000,000
---------------------------------------------------------------------------------------------------------------------
Master Notes--1.1%               3,000,000      Goldman Sachs Group L.P.+.............     5.88       8/01/97      3,000,000
---------------------------------------------------------------------------------------------------------------------
                                                Total Master Notes (Cost--$3,000,000)                              3,000,000
---------------------------------------------------------------------------------------------------------------------
US Government, Agency &             32,000      Federal Home Loan Mortgage Corp. .....     5.35       2/03/97         31,851
Instrumentality Obligations--      115,000      Federal National Mortgage
Discount--0.2%                                    Association.........................     5.35       2/11/97        114,332
                                   380,000      Federal National Mortgage
                                                  Association.........................     5.33       3/27/97        375,239
---------------------------------------------------------------------------------------------------------------------
                                                Total US Government, Agency & Instrumentality
                                                Obligations--Discount (Cost--$521,438)                               521,422
---------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------
Merrill Lynch Variable Series Funds, Inc.--Domestic Money Market Fund
Schedule of Investments as of December 31, 1996 (concluded)
------------------------------------------------------------------------------

                                  Face                                                   Interest    Maturity      Value
                                 Amount                         Issue                     Rate*        Date      (Note 1a)
   ---------------------------------------------------------------------------------------------------------------------
US Government, Agency &          1,500,000      Federal Farm Credit Bank..............     5.85 %    10/01/97   $  1,502,580
Instrumentality Obligations--    5,000,000      Federal Farm Credit Bank+.............     5.38      11/25/97      4,999,062
Non-Discount--38.7%              4,000,000      Federal Home Loan Bank+...............     5.41      12/10/97      3,998,191
                                 1,040,000      Federal Home Loan Bank+...............     5.60       1/26/98      1,040,299
                                 1,500,000      Federal Home Loan Bank................     6.12       4/15/98      1,499,530
                                 1,000,000      Federal Home Loan Bank................     6.17      11/06/98        999,375
                                 5,000,000      Federal National Mortgage
                                                  Association+........................     5.85       2/14/97      5,002,473
                                12,000,000      Federal National Mortgage
                                                  Association+........................     5.44       2/21/97     12,000,000
                                 2,000,000      Federal National Mortgage
                                                  Association+........................     5.385      5/14/97      1,999,365
                                 9,500,000      Federal National Mortgage
                                                  Association+........................     5.521      5/22/97      9,497,525
                                 5,000,000      Federal National Mortgage
                                                  Association+........................     5.40       7/16/97      4,998,194
                                 2,000,000      Federal National Mortgage
                                                  Association+........................     5.42       8/01/97      1,999,497
                                 2,000,000      Federal National Mortgage
                                                  Association+........................     5.405      9/03/97      1,999,022
                                 1,000,000      Federal National Mortgage
                                                  Association+........................     5.41       9/09/97        999,533
                                 1,000,000      Federal National Mortgage
                                                  Association+........................     5.41       9/29/97        999,559
                                 3,200,000      Federal National Mortgage
                                                  Association*........................     5.47      12/30/97      3,196,016
                                 2,000,000      Federal National Mortgage
                                                  Association*........................     5.19       1/08/98      1,991,380
                                 5,500,000      Federal National Mortgage
                                                  Association+........................     5.46       4/24/98      5,497,250
                                 5,000,000      Student Loan Marketing Association+...     5.62       1/23/97      5,000,249
                                 2,000,000      Student Loan Marketing Association+...     5.54       3/03/97      2,000,038
                                 6,500,000      Student Loan Marketing Association+...     5.57      10/30/97      6,501,136
                                 2,000,000      US Treasury Notes.....................     6.625      3/31/97      2,005,624
                                 2,000,000      US Treasury Notes.....................     8.50       4/15/97      2,017,186
                                 1,750,000      US Treasury Notes.....................     6.50       4/30/97      1,756,563
                                 1,750,000      US Treasury Notes.....................     6.50       5/15/97      1,757,109
                                 1,500,000      US Treasury Notes.....................     6.125      5/31/97      1,503,750
                                 1,800,000      US Treasury Notes.....................     6.00       8/31/97      1,805,062
                                 4,800,000      US Treasury Notes.....................     5.75       9/30/97      4,808,621
                                 3,500,000      US Treasury Notes.....................     5.625     10/31/97      3,502,188
                                 3,800,000      US Treasury Notes.....................     5.375     11/30/97      3,792,278
                                 2,200,000      US Treasury Notes.....................     5.25      12/31/97      2,192,951
                                 1,170,000      US Treasury Notes.....................     5.00       1/31/98      1,161,773
                                 1,200,000      US Treasury Notes.....................     5.625     11/30/98      1,194,937
                                 1,000,000      US Treasury Notes.....................     5.75      12/31/98        998,359
---------------------------------------------------------------------------------------------------------------------
                                                Total US Government, Agency & Instrumentality
                                                Obligations--Non-Discount (Cost--$106,239,960)                   106,216,675
---------------------------------------------------------------------------------------------------------------------
Repurchase Agreements**--2.1%    5,780,000      Lehman Brothers Inc., purchased on
                                                  12/31/1996 to yield 7.10% to
                                                  1/02/1997...........................                             5,780,000
---------------------------------------------------------------------------------------------------------------------
                                                Total Repurchase Agreement (Cost--$5,780,000)                      5,780,000
---------------------------------------------------------------------------------------------------------------------
                                                Total Investments (Cost--
                                                $278,879,751)--101.5%.................                           278,860,287
                                                Liabilities in Excess of Other
                                                Assets--(1.5%)........................                           (4,104,273)
                                                                                                                      ------
                                                Net Assets--100.0%....................                          $274,756,014
                                                                                                                      ======
---------------------------------------------------------------------------------------------------------------------

 * Commercial Paper and certain US Government Obligations are traded on a discount basis; the interest rates shown are the discount rates paid at the time of purchase by the Fund. Other securities bear interest at the rates shown, payable at fixed dates or upon maturity. The interest rates on variable rate securities are adjusted periodically based upon appropriate indexes; the interest rates shown are the rates in effect at December 31, 1996.
** Repurchase Agreements are fully collateralized by US Government
   Obligations.

 + Variable Rate Notes.

See Notes to Financial Statements.

------------------------------------------------------------------------------
Merrill Lynch Variable Series Funds, Inc.--Equity Growth Fund
Schedule of Investments as of December 31, 1996
------------------------------------------------------------------------------

                                   Shares                                                          Value       Percent of
           Industry                 Held                 Common Stocks               Cost        (Note 1a)     Net Assets
  ---------------------------------------------------------------------------------------------------------------------
Advertising                           75,000      +Outdoor Systems Inc. ......   $  1,725,000   $  2,100,000        0.5%
                                      50,000      +Universal Outdoor Holdings
                                                    Inc. .....................      1,850,000      1,150,000        0.2
                                                                                 ------------   ------------     ------
                                                                                    3,575,000      3,250,000        0.7
---------------------------------------------------------------------------------------------------------------------
Automotive                            57,000      +United Auto Group, Inc. ...      1,710,000      1,467,750        0.3
---------------------------------------------------------------------------------------------------------------------
Banking                              159,300      TCF Financial Corp. ........      4,274,782      6,929,550        1.5
---------------------------------------------------------------------------------------------------------------------
Biotechnology                         75,000      +CN Biosciences Inc. .......        937,500      1,368,750        0.3
                                     350,000      +COR Therapeutics Inc. .....      3,820,630      3,456,250        0.8
                                     320,000      +Neoprobe Corp. ............      5,810,262      4,800,000        1.0
                                                                                 ------------   ------------     ------
                                                                                   10,568,392      9,625,000        2.1
---------------------------------------------------------------------------------------------------------------------
Broadcast, Radio & TV                197,000      +Jacor Communications, Inc.
                                                     .........................      5,516,000      5,392,875        1.2
---------------------------------------------------------------------------------------------------------------------
Building Materials                   150,000      Apogee Enterprises, Inc.
                                                     .........................      2,153,512      5,925,000        1.3
                                     265,000      Ply-Gem Industries, Inc. ...      4,750,765      3,279,375        0.7
                                                                                 ------------   ------------     ------
                                                                                    6,904,277      9,204,375        2.0
---------------------------------------------------------------------------------------------------------------------
Business Services                    240,000      +Accustaff, Inc. ...........      6,340,514      5,070,000        1.1
                                     244,000      Reynolds & Reynolds Co.
                                                    (The) (Class A)...........      3,386,946      6,344,000        1.4
                                                                                 ------------   ------------     ------
                                                                                    9,727,460     11,414,000        2.5
---------------------------------------------------------------------------------------------------------------------
Chemicals                            255,000      Crompton & Knowles Corp. ...      4,062,361      4,908,750        1.1
---------------------------------------------------------------------------------------------------------------------
Commercial Services                  155,000      Rollins Inc. ...............      3,898,215      3,100,000        0.7
---------------------------------------------------------------------------------------------------------------------
Computer Software                    265,000      +Activision Inc. ...........      3,858,754      3,312,500        0.7
---------------------------------------------------------------------------------------------------------------------
Computers & Peripherals              112,500      +3d Systems Corp. ..........      1,988,750      1,434,375        0.3
                                     100,000      +Adtran, Inc. ..............      4,873,162      4,150,000        0.9
                                      90,000      +Cabletron Systems, Inc. ...      2,882,223      2,992,500        0.7
                                     262,500      +MicroAge Inc. .............      2,860,757      5,217,187        1.1
                                     100,000      +SCI Systems, Inc. .........      4,467,211      4,462,500        1.0
                                      50,000      +U.S. Robotics Corp. .......      3,213,125      3,600,000        0.8
                                                                                 ------------   ------------     ------
                                                                                   20,285,228     21,856,562        4.8
---------------------------------------------------------------------------------------------------------------------
Diversified                           75,400      Harsco Corp. ...............      4,007,056      5,164,900        1.2
                                     150,000      Lancaster Colony Corp. .....      5,148,124      6,825,000        1.5
                                                                                 ------------   ------------     ------
                                                                                    9,155,180     11,989,900        2.7
---------------------------------------------------------------------------------------------------------------------
Drug Stores                          100,000      +Revco D.S., Inc. ..........      2,555,874      3,700,000        0.8
                                     185,000      Rite Aid Corporation .......      5,592,412      7,353,750        1.6
                                                                                 ------------   ------------     ------
                                                                                    8,148,286     11,053,750        2.4
---------------------------------------------------------------------------------------------------------------------
Electrical Equipment                 190,000      Belden, Inc. ...............      5,864,294      7,030,000        1.6
                                     217,500      Methode Electronics Inc.
                                                    (Class A).................      2,705,417      4,295,625        0.9
                                     200,750      +Vishay Intertechnology,
                                                    Inc. .....................      5,506,140      4,692,531        1.0
                                                                                 ------------   ------------     ------
                                                                                   14,075,851     16,018,156        3.5
---------------------------------------------------------------------------------------------------------------------
Electronic/Instruments               250,500      BMC Industries, Inc. .......      2,162,900      7,890,750        1.8
---------------------------------------------------------------------------------------------------------------------
Electronics                          170,000       Fisher Scientific International
                                                    Inc. .....................      5,111,731      8,011,250        1.8
                                     133,300      +ITI Technologies, Inc. ....      3,796,760      1,999,500        0.4
                                     200,000      +Kemet Corp. ...............      4,131,252      4,575,000        1.0
                                     200,000      +Semitool Inc. .............      3,381,041      1,900,000        0.4
                                                                                 ------------   ------------     ------
                                                                                   16,420,784     16,485,750        3.6
---------------------------------------------------------------------------------------------------------------------
Environmental                        186,718      +TETRA Technologies, Inc. ..      2,121,250      3,641,001        0.8
---------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------
Merrill Lynch Variable Series Funds, Inc.--Equity Growth Fund
Schedule of Investments as of December 31, 1996 (continued)
------------------------------------------------------------------------------

                                   Shares                                                          Value       Percent of
           Industry                 Held                 Common Stocks               Cost        (Note 1a)     Net Assets
  ---------------------------------------------------------------------------------------------------------------------
Financial Services                   115,000      FINOVA Group, Inc. .........      4,281,177      7,388,750        1.6
                                     200,000      +Imperial Credit Industries,
                                                    Inc. .....................      2,581,376      4,175,000        0.9
                                     240,000      +National Auto Credit,
                                                    Inc. .....................      2,690,561      2,880,000        0.7
                                     130,000      +Southern Pacific Funding
                                                    Corp. ....................      2,266,125      4,046,250        0.9
                                                                                 ------------   ------------   ----------
                                                                                   11,819,239     18,490,000        4.1
---------------------------------------------------------------------------------------------------------------------
Healthcare--                         110,000      +Thermedics, Inc. ..........      1,535,333      1,993,750        0.4
Products & Services
---------------------------------------------------------------------------------------------------------------------
Hospital Management                  170,000      +Emcare Holdings Inc........      4,693,754      3,846,250        0.9
                                     190,500      +Health Care & Retirement
                                                    Corp. ....................      4,001,067      5,453,063        1.2
                                     185,000      +OrNda Health Corp. ........      3,182,121      5,411,250        1.2
                                                                                 ------------   ------------   ----------
                                                                                   11,876,942     14,710,563        3.3
---------------------------------------------------------------------------------------------------------------------
Hotels                               200,000      +Extended Stay America
                                                    Inc. .....................      3,567,050      4,000,000        0.9
                                     200,000      La Quinta Inns, Inc. .......      3,919,340      3,825,000        0.8
                                                                                 ------------   ------------   ----------
                                                                                    7,486,390      7,825,000        1.7
---------------------------------------------------------------------------------------------------------------------
Leisure                              167,500      Royal Caribbean Cruises
                                                    Ltd. .....................      3,905,376      3,915,313        0.9
---------------------------------------------------------------------------------------------------------------------
Manufactured Housing                 312,812      Clayton Homes, Inc. ........      3,590,402      4,222,962        0.9
                                     175,000      Oakwood Homes Corporation...      3,867,933      4,003,125        0.9
                                                                                 ------------   ------------   ----------
                                                                                    7,458,335      8,226,087        1.8
---------------------------------------------------------------------------------------------------------------------
Medical                              200,000      +Paracelsus Healthcare
                                                    Corp. ....................      1,700,000        725,000        0.2
---------------------------------------------------------------------------------------------------------------------
Medical Equipment                    435,000      +Angeion Corp. .............      2,509,688      1,495,313        0.3
                                     175,000      +Physio-Control
                                                    International Corp. ......      3,710,000      3,850,000        0.9
                                                                                 ------------   ------------   ----------
                                                                                    6,219,688      5,345,313        1.2
---------------------------------------------------------------------------------------------------------------------
Medical Services                     100,000      +Collaborative Clinical
                                                    Research, Inc.  ..........      1,414,250      1,075,000        0.2
                                     330,000      +Mariner Health Group,
                                                    Inc. .....................      4,886,250      2,722,500        0.6
                                     250,000      +Medpartners/Mullikin
                                                    Inc. .....................      4,971,078      5,250,000        1.2
                                     465,000      +North American Biologicals,
                                                    Inc. .....................      4,211,875      4,068,750        0.9
                                                                                 ------------   ------------   ----------
                                                                                   15,483,453     13,116,250        2.9
---------------------------------------------------------------------------------------------------------------------
Medical Supplies                     285,000      +ATS Medical, Inc. .........      1,845,625      2,208,750        0.5
                                     170,000      Beckman Instruments, Inc. ..      4,949,331      6,523,750        1.5
                                     250,000      +Cholestech Corp. ..........      1,250,000      1,375,000        0.3
                                     165,000      Dentsply International,
                                                    Inc. .....................      6,162,500      7,837,500        1.7
                                     320,000      +Healthdyne Technologies
                                                    Inc. .....................      3,805,625      2,840,000        0.6
                                     130,000      Meridan Diagnostics,
                                                    Inc. .....................      1,315,875      1,690,000        0.4
                                      85,300      +Urologix, Inc. ............      1,281,050      1,364,800        0.3
                                                                                 ------------   ------------   ----------
                                                                                   20,610,006     23,839,800        5.3
---------------------------------------------------------------------------------------------------------------------
Metal Fabricating                    112,500      Valmont Industries, Inc. ...      2,398,750      4,584,375        1.0
---------------------------------------------------------------------------------------------------------------------
Office Equipment                     145,000      Danka Business Systems PLC
                                                    (ADR)*....................      5,003,689      5,129,375        1.1
---------------------------------------------------------------------------------------------------------------------
Oil & Gas                            135,000      Vintage Petroleum, Inc. ....      3,056,706      4,657,500        1.0
---------------------------------------------------------------------------------------------------------------------
Oil & Gas Producers                  175,000      +Barrett Resources Corp. ...      4,132,342      7,459,375        1.7
                                     200,000      +Belden & Blake Energy
                                                    Co. ......................      3,248,647      5,100,000        1.1
                                     125,000      NICOR Inc. .................      3,068,051      4,468,750        1.0
                                     150,000      +Seagull Energy Corp. ......      2,956,364      3,300,000        0.7
                                                                                 ------------   ------------   ----------
                                                                                   13,405,404     20,328,125        4.5
---------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------
Merrill Lynch Variable Series Funds, Inc.--Equity Growth Fund
Schedule of Investments as of December 31, 1996 (continued)
------------------------------------------------------------------------------

                                   Shares                                                          Value       Percent of
           Industry                 Held                 Common Stocks               Cost        (Note 1a)     Net Assets
  ---------------------------------------------------------------------------------------------------------------------
Oil/Gas-- Equipment & Services       300,000      +Pride Petroleum Services,
                                                    Inc. .....................      2,347,880      6,900,000        1.5
                                     100,000      +Trico Marine Services,
                                                    Inc. .....................      1,600,000      4,800,000        1.1
                                     156,000      +Weatherford Enterra,
                                                    Inc. .....................      4,362,012      4,680,000        1.0
                                                                                 ------------   ------------   ----------
                                                                                    8,309,892     16,380,000        3.6
---------------------------------------------------------------------------------------------------------------------
Pharmaceuticals                       95,000      +Flamel Technologies
                                                    S.A.(ADR)*................      1,140,000        688,750        0.2
                                     310,000      Mylan Laboratories Inc. ....      5,551,352      5,192,500        1.2
                                     290,000      +NeXstar Pharmaceuticals,
                                                    Inc. .....................      6,138,688      4,241,250        0.9
                                     100,000      +Sano Corporation...........      1,356,875      1,475,000        0.3
                                                                                 ------------   ------------   ----------
                                                                                   14,186,915     11,597,500        2.6
---------------------------------------------------------------------------------------------------------------------
Printing & Publishing                122,000      Banta Corp. ................      2,822,042      2,745,000        0.6
---------------------------------------------------------------------------------------------------------------------
Railroads                             68,000      +Genesee & Wyoming Inc.
                                                    (Class A).................      1,209,749      2,227,000        0.5
---------------------------------------------------------------------------------------------------------------------
Real Estate Investment Trusts        175,000      Brandywine Realty Trust.....      3,010,862      3,412,500        0.8
                                     162,000      Cali Realty Corp. ..........      3,928,250      5,001,750        1.1

                                     115,000      National Golf Properties
                                                    Inc. .....................      2,565,430      3,636,875        0.8
                                     120,450      National Health Investors,
                                                    Inc. .....................      3,561,600      4,562,044        1.0
                                                                                 ------------   ------------   ----------
                                                                                   13,066,142     16,613,169        3.7
---------------------------------------------------------------------------------------------------------------------
Restaurants                          150,000      Apple South, Inc. ..........      2,079,375      1,968,750        0.4
                                     260,000      Applebee's International,
                                                    Inc. .....................      5,459,375      7,085,000        1.5
                                     100,000      +Boston Chicken, Inc. ......      3,114,250      3,575,000        0.8
                                     170,000      +Outback Steakhouse,
                                                    Inc. .....................      4,681,565      4,505,000        1.0
                                      50,000      +Rainforest Cafe, Inc. .....      1,741,250      1,175,000        0.3
                                                                                 ------------   ------------   ----------
                                                                                   17,075,815     18,308,750        4.0
---------------------------------------------------------------------------------------------------------------------
Retail Specialty                     220,000      +Discount Auto Parts,
                                                    Inc. .....................      5,463,948      5,142,500        1.1
                                     135,000      +Moovies, Inc. .............      1,552,500        700,312        0.2
                                     150,000      +Movie Gallery, Inc. .......      3,620,623      1,950,000        0.4
                                                                                 ------------   ------------   ----------
                                                                                   10,637,071      7,792,812        1.7
---------------------------------------------------------------------------------------------------------------------
Retail Stores                        180,800      +Barnes & Noble, Inc. ......      6,046,946      4,881,600        1.1
---------------------------------------------------------------------------------------------------------------------
Semiconductors                       130,000      +Asyst Technologies,
                                                    Inc. .....................      4,072,189      2,177,500        0.5
                                     100,000      +Electro Scientific
                                                    Industries, Inc. .........      2,437,502      2,600,000        0.6
                                     110,000      +Lattice Semiconductor
                                                    Corp. ....................      3,002,906      5,032,500        1.1
                                      70,000      +Microchip Technology,
                                                    Inc. .....................      1,984,438      3,552,500        0.8
                                                                                 ------------   ------------   ----------
                                                                                   11,497,035     13,362,500        3.0
---------------------------------------------------------------------------------------------------------------------
Telecommunications                    50,000      +LCC International, Inc.
                                                    (Class A).................        800,000        881,250        0.2
---------------------------------------------------------------------------------------------------------------------
Textiles                             138,800      +Galey & Lord, Inc. ........      1,688,953      2,064,650        0.5
                                     185,000      Unifi, Inc. ................      4,347,516      5,943,125        1.3
                                                                                 ------------   ------------   ----------
                                                                                    6,036,469      8,007,775        1.8
---------------------------------------------------------------------------------------------------------------------
Toys                                 140,000      +Galoob Toys, Inc. .........      3,752,652      1,960,000        0.4
---------------------------------------------------------------------------------------------------------------------
Utilities--Gas                       150,000      MCN Corp. ..................      3,004,324      4,331,250        1.0
---------------------------------------------------------------------------------------------------------------------
                                                  Total Common Stocks             336,869,083    389,515,726       86.0
---------------------------------------------------------------------------------------------------------------------
                                    Face
                                   Amount               Corporate Bonds
  ---------------------------------------------------------------------------------------------------------------------
Environmental                    $ 3,500,000      Sanifill, Inc., 5% due
                                                    3/01/2006.................      3,500,000      4,410,000        0.9
---------------------------------------------------------------------------------------------------------------------
                                                  Total Corporate Bonds             3,500,000      4,410,000        0.9
---------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------
Merrill Lynch Variable Series Funds, Inc.--Equity Growth Fund
Schedule of Investments as of December 31, 1996 (concluded)
------------------------------------------------------------------------------

                                    Face                                                           Value       Percent of
                                   Amount            Short-Term Securities           Cost        (Note 1a)     Net Assets
  ---------------------------------------------------------------------------------------------------------------------
Commercial Paper**               $10,275,000      General Motors Acceptance
                                                    Corp., 7.50% due
                                                    1/02/1997.................     10,270,719     10,270,719        2.3
                                  15,000,000      Xerox Credit Corporation,
                                                    5.28% due 1/10/1997.......     14,978,000     14,978,000        3.3
                                                                                 ------------   ------------   ----------
                                                                                   25,248,719     25,248,719        5.6
---------------------------------------------------------------------------------------------------------------------
US Government &                   12,755,000      Federal Home Loan Bank:
Agency Obligations**                                5.20% due 1/08/1997.......     12,740,261     12,740,261        2.8
                                                  Federal National Mortgage
                                                    Association:
                                  10,000,000        5.24% due 2/03/1997.......      9,950,511      9,950,511        2.2
                                  10,000,000        5.26% due 2/10/1997.......      9,940,094      9,940,094        2.2
                                                                                 ------------   ------------   ----------
                                                                                   32,630,866     32,630,866        7.2
---------------------------------------------------------------------------------------------------------------------
                                                  Total Short-Term Securities      57,879,585     57,879,585       12.8
---------------------------------------------------------------------------------------------------------------------
                                                  Total Investments...........   $398,248,668    451,805,311       99.7
                                                                                 =============
                                                  Other Assets Less
                                                    Liabilities...............                     1,223,954        0.3
                                                                                                ------------   ----------
                                                  Net Assets..................                  $453,029,265      100.0%
                                                                                                =============  ===========
---------------------------------------------------------------------------------------------------------------------

  * American Depositary Receipts (ADR).

 ** Commercial Paper and certain US Government & Agency Obligations are traded on a discount basis; the interest rates shown are the discount rates paid at the time of purchase by the Fund.

  + Non-income producing security.

    See Notes to Financial Statements.

------------------------------------------------------------------------------
Merrill Lynch Variable Series Funds, Inc.--Global Bond Focus Fund
Schedule of Investments as of December 31, 1996                (in US dollars)
------------------------------------------------------------------------------

                                      Face                                                         Value     Percent of
 NORTH AMERICA     Industry          Amount          Fixed-Income Investments        Cost        (Note 1a)   Net Assets
 ---------------------------------------------------------------------------------------------------------------------
Canada          Foreign                             Canadian Government Bonds:
                Government
                Obligations     C$        550,000   7% due 9/01/2001...........       408,652       426,752       0.5
                                          350,000   7% due 12/01/2006..........       248,559       266,843       0.3
                                        5,000,000   8% due 6/01/2023...........     4,080,888     4,072,993       4.3
                ------------------------------------------------------------------------------------------------------
                                                    Total Fixed-Income
                                                    Investments in Canada           4,738,099     4,766,588       5.1
---------------------------------------------------------------------------------------------------------------------
United States   Broadcasting/   US$     1,011,242   American Telecasting Inc.,
                Cable                                 12.59%* due
                                                      6/15/2004(c).............       729,105       414,609       0.4
                                        1,000,000   Bell Cablemedia PLC,
                                                      12.03%* due 9/15/2005....       646,110       802,500       0.9
                                        1,000,000   Videotron Holdings PLC,
                                                      11.05%* due 7/01/2004....       731,219       870,000       0.9
                                                                                 ------------   -----------    ------
                                                                                    2,106,434     2,087,109       2.2
                ------------------------------------------------------------------------------------------------------
                Communications          1,375,000   PanAmSat L.P., 11.35%* due
                                                      8/01/2003................     1,108,623     1,278,750       1.4
                ------------------------------------------------------------------------------------------------------
                Energy                    250,000   Consolidated-Hydro Inc.,
                                                      16.05%* due 7/15/2003....       209,492        80,000       0.1
                ------------------------------------------------------------------------------------------------------
                Gaming                  1,100,000   Greate Bay Properties,
                                                      Inc., 10.875% due
                                                      1/15/2004................       990,750       924,000       1.0
                                          500,000   +Harrah's Jazz Company,
                                                      14.25% due 11/15/2001....       482,500       245,625       0.2
                                                                                 ------------   -----------    ------
                                                                                    1,473,250     1,169,625       1.2
                ------------------------------------------------------------------------------------------------------
                Specialty                 500,000   +Bradlees Inc., 11% due
                Retailing                             8/01/2002................       489,375        52,500       0.1
                ------------------------------------------------------------------------------------------------------
                US Government           2,000,000   US Treasury Notes, 6.50%
                Obligations                           due 10/15/2006...........     2,031,875     2,010,940       2.2
                ------------------------------------------------------------------------------------------------------
                Utilities                 233,382   ++Tucson Electric Power
                                                      Co., 10.732% due
                                                      1/01/2013................       223,464       228,713       0.2
                ------------------------------------------------------------------------------------------------------
                                                    Total Fixed-Income
                                                    Investments in the United
                                                    States                          7,642,513     6,907,637       7.4
---------------------------------------------------------------------------------------------------------------------
                                           Shares
                                             Held     Stocks & Warrants
---------------------------------------------------------------------------------------------------------------------
United States   Broadcasting &                  1   K-III Communications Corp.
                Publishing                            (Non-Convertible
                                                      Preferred)...............            79            80       0.0
                                            9,608   On Command Corporation.....       279,101       152,527       0.2
                                            3,057   On Command Corporation
                                                      (Warrants)(a)............        24,456        20,635       0.0
                                                                                 ------------   -----------    ------
                                                                                      303,636       173,242       0.2
                ------------------------------------------------------------------------------------------------------
                Broadcasting/Cable              4,700 American Telecasting Inc.
                                                      (Warrants)(a)............        11,222        10,575       0.0
                ------------------------------------------------------------------------------------------------------
                Entertainment                  13   Time Warner Inc. (Non-
                                                      Convertible Preferred)
                                                      (Series M)...............        13,650        14,105       0.0
                ------------------------------------------------------------------------------------------------------
                Supermarkets               17,674   Grand Union Co.............       917,438        86,161       0.1
---------------------------------------------------------------------------------------------------------------------
                                                    Total Stocks & Warrants in
                                                    the United States               1,245,946       284,083       0.3
---------------------------------------------------------------------------------------------------------------------
                                                    Total Investments in North
                                                    America                        13,626,558    11,958,308      12.8
---------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------
Merrill Lynch Variable Series, Inc.--Global Bond Focus Fund
Schedule of Investments as of December 31, 1996 (continued)    (in US dollars)
------------------------------------------------------------------------------

                                      Face                                                         Value     Percent of
 PACIFIC BASIN     Industry          Amount          Fixed-Income Investments        Cost        (Note 1a)   Net Assets
 ---------------------------------------------------------------------------------------------------------------------
Australia       Foreign                             Australian Government
                Government                            Bonds:
                Obligations     A$      6,000,000     9.75% due 3/15/2002......     5,435,527     5,318,773       5.7
                                          353,000     9.50% due 8/15/2003......       298,116       313,588       0.3
                                        4,200,000     9% due 9/15/2004.........     3,633,191     3,662,566       3.9
                                        3,000,000   Queensland Treasury Corp.,
                                                      8% due 8/14/2001.........     2,479,656     2,472,162       2.7
                ------------------------------------------------------------------------------------------------------
                                                    Total Fixed-Income
                                                    Investments in Australia       11,846,490    11,767,089      12.6
---------------------------------------------------------------------------------------------------------------------
Japan           Banking         Y      65,000,000   Asian Development Bank,
                                                      5.625% due 2/18/2002.....       750,697       662,349       0.7
                                       50,000,000   Export Import Bank of
                                                      Japan, 4.375% due
                                                      10/01/2003...............       503,455       486,399       0.5
                                      225,000,000   IBRD World Bank, 4.75% due
                                                      12/20/2004...............     2,336,316     2,258,938       2.4
                                      112,000,000   World Bank, 4.50% due
                                                      3/20/2003................     1,137,254     1,100,850       1.2
                                                                                 ------------   -----------  ----------
                                                                                    4,727,722     4,508,536       4.8
                ------------------------------------------------------------------------------------------------------
                Foreign                90,000,000   Federal National Mortgage
                Government                            Association, 2% due
                Obligations                           12/20/1999...............       844,636       798,964       0.8
                                       82,600,000   Japanese Government Bond,
                                                      3% due 9/20/2005.........       756,992       735,126       0.8
                                       60,000,000   Republic of Finland, 6% due
                                                      1/29/2002................       654,914       619,689       0.7
                                                                                 ------------   -----------  ----------
                                                                                    2,256,542     2,153,779       2.3
                ------------------------------------------------------------------------------------------------------
                                                    Total Fixed-Income
                                                    Investments in Japan            6,984,264     6,662,315       7.1
---------------------------------------------------------------------------------------------------------------------
New Zealand     Foreign        NZ$      6,200,000   New Zealand Government
                Government                            Bond, 8% due 2/15/2001...     4,523,325     4,536,150       4.8
                Obligations
---------------------------------------------------------------------------------------------------------------------
                                                    Total Fixed-Income
                                                    Investments in New Zealand      4,523,325     4,536,150       4.8
---------------------------------------------------------------------------------------------------------------------
                                                    Total Investments in the
                                                    Pacific Basin                  23,354,079    22,965,554      24.5
---------------------------------------------------------------------------------------------------------------------
WESTERN EUROPE
---------------------------------------------------------------------------------------------------------------------
Denmark         Finance        Dkr     15,940,000   Nykredit, 6% due
                                                      10/01/2026...............     2,306,331     2,348,839       2.5
                ------------------------------------------------------------------------------------------------------
                Foreign                             Denmark Government Bonds:
                Government
                Obligations             2,800,000     8% due 5/15/2003.........       516,582       526,953       0.6
                                       33,200,000     8% due 3/15/2006.........     6,119,857     6,201,919       6.6
                                                                                 ------------   -----------  ----------
                                                                                    6,636,439     6,728,872       7.2
                ------------------------------------------------------------------------------------------------------
                                                    Total Fixed-Income
                                                    Investments in Denmark          8,942,770     9,077,711       9.7
---------------------------------------------------------------------------------------------------------------------
France          Foreign        Frf      2,000,000   French Government 'B-Tan',
                Government                            7% due 10/12/2000........       420,453       422,205       0.5
                Obligations             2,300,000   French OAT, 7.25% due
                                                      4/25/2006................       483,739       490,279       0.5
                ------------------------------------------------------------------------------------------------------
                                                    Total Fixed-Income
                                                    Investments in France             904,192       912,484       1.0
---------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------
Merrill Lynch Variable Series, Inc.--Global Bond Focus Fund
Schedule of Investments as of December 31, 1996 (continued)    (in US dollars)
------------------------------------------------------------------------------

 WESTERN EUROPE                        Face                                                        Value     Percent of
  (concluded)      Industry           Amount         Fixed-Income Investments        Cost        (Note 1a)   Net Assets
 ---------------------------------------------------------------------------------------------------------------------
Germany         Finance          DM     2,450,000   KFW International Finance
                                                      Inc., 6.25% due
                                                      10/15/2003...............  $  1,644,147   $ 1,660,936       1.8%
                ------------------------------------------------------------------------------------------------------
                Foreign                             Bundesrepublik Deutschland:
                Government                625,000     7.50% due 11/11/2004.....       452,947       453,729       0.5
                Obligations               500,000     6.25% due 4/26/2006......       337,334       335,912       0.3
                                        2,000,000   Deutschland Republic, 6.75%
                                                      due 4/22/2003............     1,385,871     1,401,365       1.5
                                        1,900,000   German Unity Fund,
                                                      8% due 1/21/2002.........     1,416,586     1,404,407       1.5
                                                                                 ------------   -----------  ----------
                                                                                    3,592,738     3,595,413       3.8
                ------------------------------------------------------------------------------------------------------
                                                    Total Fixed-Income
                                                    Investments in Germany          5,236,885     5,256,349       5.6
---------------------------------------------------------------------------------------------------------------------
Italy           Foreign                       Skr   Buoni Poliennali del Tesoro
                Government                            (Italian Government
                Obligations                         Bonds):
                               Lit  4,000,000,000     9.50% due 5/01/2001......     2,857,054     2,912,827       3.1
                                    4,000,000,000     8.75% due 7/01/2006......     2,841,855     2,870,673       3.1
                                                    Government of Italy:
                                    2,200,000,000     10.50% due 7/15/2000.....     1,456,374     1,624,080       1.7
                                      750,000,000     8.50% due 4/01/2004......       515,391       529,261       0.6
                ------------------------------------------------------------------------------------------------------
                                                    Total Fixed-Income
                                                    Investments in Italy            7,670,674     7,936,841       8.5
---------------------------------------------------------------------------------------------------------------------
Spain           Foreign                             Government of Spain:
                Government      Pta    75,000,000     10.10% due 2/28/2001.....       650,217       664,414       0.7
                Obligations           290,000,000     10.50% due 10/30/2003....     2,694,264     2,713,544       2.9
                                      135,000,000     8% due 5/30/2004.........     1,094,423     1,127,339       1.2
                ------------------------------------------------------------------------------------------------------
                                                    Total Fixed-Income
                                                    Investments in Spain            4,438,904     4,505,297       4.8
---------------------------------------------------------------------------------------------------------------------
Sweden          Finance         L       4,300,000   Swedish Export Credit
                                                      Corp., 7.625% due
                                                      12/27/2001...............     7,148,129     7,366,739       7.8
                ------------------------------------------------------------------------------------------------------
                Foreign                             Government of Sweden:
                Government      Skr     8,500,000     10.25% due 5/05/2000.....     1,411,881     1,438,926       1.5
                Obligations            17,500,000     6% due 2/09/2005.........     2,407,211     2,489,545       2.7
                                       18,100,000     8% due 8/15/2007.........     2,854,379     2,899,028       3.1
                                                                                 ------------   -----------  ----------
                                                                                    6,673,471     6,827,499       7.3
                ------------------------------------------------------------------------------------------------------
                                                    Total Fixed-Income
                                                    Investments in Sweden          13,821,600    14,194,238      15.1
---------------------------------------------------------------------------------------------------------------------
United Kingdom  Foreign                             United Kingdom Treasury
                Government                            Gilt:
                Obligations     L       2,000,000     8% due 12/07/2000........     3,344,163     3,516,763       3.7
                                        2,500,000     7% due 11/06/2001........     4,113,200     4,230,220       4.5
                                          300,000     8% due 6/10/2003.........       490,794       529,279       0.6
                                          530,000     8.50% due 12/07/2005.....       945,081       965,661       1.0
                                          150,000     9% due 7/12/2011.........       252,238       286,693       0.3
                ------------------------------------------------------------------------------------------------------
                                                    Total Fixed-Income
                                                    Investments in the United
                                                    Kingdom                         9,145,476     9,528,616      10.1
---------------------------------------------------------------------------------------------------------------------
                                                    Total Investments in
                                                    Western Europe                 50,160,501    51,411,536      54.8
---------------------------------------------------------------------------------------------------------------------
                                                    Short-Term Securities
---------------------------------------------------------------------------------------------------------------------
Commercial Paper**              US$     4,161,000   General Electric Capital
                                                      Corp., 7.10% due
                                                      1/02/1997................     4,160,179     4,160,179       4.4
---------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------
Merrill Lynch Variable Series Funds, Inc.--Global Bond Focus Fund
Schedule of Investments as of December 31, 1996 (concluded)    (in US dollars)
------------------------------------------------------------------------------

                                      Face                                                         Value     Percent of
                                     Amount            Short-Term Securities         Cost        (Note 1a)   Net Assets
 ---------------------------------------------------------------------------------------------------------------------
US Government &                                     Federal Home Loan Mortgage
Agency Obligations**                                  Corp.:
                                     US$1,000,000   6.50% due 1/02/1997........  $    999,819   $   999,819       1.1%
                                        4,545,000   5.33% due 1/06/1997........     4,541,635     4,541,635       4.8
                                                    Federal National Mortgage
                                                      Association:
                                        1,000,000   5.25% due 1/10/1997........       998,688       998,688       1.1
                                        3,000,000   5.37% due 1/22/1997........     2,990,603     2,990,603       3.2
                                                    United States Treasury
                                                      Bills(b):
                                          125,000   4.82% due 3/13/1997........       123,812       123,793       0.1
                                          200,000   5.27% due 3/13/1997........       197,921       198,068       0.2
                                                                                 ------------   -----------  ----------
                                                                                    9,852,478     9,852,606      10.5
---------------------------------------------------------------------------------------------------------------------
                                                    Total Investments in
                                                    Short-Term Securities          14,012,657    14,012,785      14.9
---------------------------------------------------------------------------------------------------------------------

                               Total Investments................................  $101,153,795   100,348,183     107.0
                                                                                  =============
                               Variation Margin on Financial Futures
                               Contracts***.....................................                     (17,464)      0.0
                               Unrealized Depreciation on Forward Foreign
                               Exchange Contracts****...........................                     (78,492)     (0.1)
                               Liabilities in Excess of Other Assets............                  (6,462,317)     (6.9)
                                                                                                 -----------  ----------
                               Net Assets.......................................                 $93,789,910     100.0%
                                                                                                 ===========  ===========
---------------------------------------------------------------------------------------------------------------------

 (a) Warrants entitle the Fund to purchase a predetermined number of shares of common stock. The purchase price and number of shares are subject to adjustments under certain conditions until the expiration date.
 (b) Security held as collateral in connection with open financial futures contracts.
 (c) Subject to principal paydowns.
  * Represents a zero coupon or step bond; the interest rate shown is the effective yield at the time of purchase by the Fund.
 ** Commercial Paper and certain US Government & Agency Obligations are traded on a discount basis; the interest rates shown are the discount rates paid at the time of purchase by the Fund.
 *** Financial futures contracts sold as of December 31, 1996 were as follows:
------------------------------------------------------------------------------

                                                                Value
Number of                                    Expiration      (Notes 1a &
Contracts         Issue         Exchange        Date             1b)
--------------------------------------------------------------------------
    15        Italian BTP         LIFFE      March 1997       $2,556,891
    70        UK Gilt             LIFFE      March 1997        6,582,838
--------------------------------------------------------------------------
 Total Financial Futures Contracts Sold (Total Contract
                                      Price-$9,069,181)     $  9,139,729
                                                              ==========
-----------------------------------------------------------------------

****Forward foreign exchange contracts as of December 31, 1996 were as follows:
------------------------------------------------------------------------------


                                                                                                            Unrealized
                                                                                                           Depreciation
                          Foreign Currency Sold                            Expiration Date                  (Note 1b)
 ---------------------------------------------------------------------------------------------------------------------
Dkr 10,000,000...........................................................  January 1997                      $(16,909)
DM  5,436,386............................................................  January 1997                       (35,279)
L   4,000,000............................................................  January 1997                       (24,948)
Y  500,000,000...........................................................  January 1997                        (1,356)
---------------------------------------------------------------------------------------------------------------------
Total Unrealized Depreciation--Net on Forward Foreign Exchange Contracts (US$
Commitment--$16,323,461)                                                                                     $(78,492)
                                                                                                             ========
---------------------------------------------------------------------------------------------------------------------

 + Non-income producing security.
++ Restricted security as to resale. The value of the Fund's investment in restricted securities was approximately $229,000, representing 0.2% of net assets.
------------------------------------------------------------------------------

                                                                                                               Value
                                 Issue                                      Acquisition Date       Cost       (Note 1a)
 ---------------------------------------------------------------------------------------------------------------------
Tucson Electric Power Co., 10.732% due 1/01/2013........................      8/19/1993          $223,464     $228,713
---------------------------------------------------------------------------------------------------------------------
Total                                                                                            $223,464     $228,713
                                                                                                  =======     ========
---------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

------------------------------------------------------------------------------
Merrill Lynch Variable Series Funds, Inc.--Global Strategy Focus Fund
Schedule of Investments as of December 31, 1996                (in US dollars)
------------------------------------------------------------------------------

                                  Shares                                                           Value       Percent of
           Industry                Held              US Stocks & Warrants            Cost        (Note 1a)     Net Assets
  ---------------------------------------------------------------------------------------------------------------------
Aerospace                            64,500     Northrop Grumman Corp.........   $  4,288,238   $  5,337,375        0.6%
                                     55,000     United Technologies Corp......      2,256,982      3,630,000        0.4
                                                                                 ------------   ------------     ------
                                                                                    6,545,220      8,967,375        1.0
---------------------------------------------------------------------------------------------------------------------
Auto & Truck                         70,000     General Motors Corp...........      3,775,240      3,902,500        0.4
---------------------------------------------------------------------------------------------------------------------
Automobile Parts                    173,500     +Lear Corporation.............      5,812,250      5,920,688        0.7
---------------------------------------------------------------------------------------------------------------------
Banking                              38,000     Bank of New York Co., Inc.
                                                  (Warrants)(a)...............        285,875      2,816,750        0.3
                                    115,000     Bank of New York, Co., Inc....      2,904,748      3,881,250        0.4
                                     28,000     BankAmerica Corp..............      2,864,806      2,793,000        0.3
                                     57,000     Citicorp......................      4,452,439      5,871,000        0.7
                                                                                 ------------   ------------     ------
                                                                                   10,507,868     15,362,000        1.7
---------------------------------------------------------------------------------------------------------------------
Building Products                    15,700     Spieker Properties, Inc.......        432,692        565,200        0.1
---------------------------------------------------------------------------------------------------------------------
Building & Construction             134,500     Oakwood Homes Corporation.....      3,064,418      3,076,688        0.4
---------------------------------------------------------------------------------------------------------------------
Business Services                   110,375     +Oracle Corp..................      3,621,396      4,594,359        0.5
---------------------------------------------------------------------------------------------------------------------
Chemicals                            92,000     +FMC Corporation..............      6,520,585      6,451,500        0.7
                                    107,000     PPG Industries, Inc...........      5,294,623      6,005,375        0.7
                                                                                 ------------   ------------     ------
                                                                                   11,815,208     12,456,875        1.4
---------------------------------------------------------------------------------------------------------------------
Computer Services                    97,000     +cisco Systems, Inc...........      4,376,411      6,171,625        0.7
                                    142,200     First Data Corp...............      5,031,267      5,190,300        0.6
                                                                                 ------------   ------------     ------
                                                                                    9,407,678     11,361,925        1.3
---------------------------------------------------------------------------------------------------------------------
Computer Technology                 152,000     +Gulfstream Aerospace
                                                  Corporation.................      3,756,241      3,686,000        0.4
---------------------------------------------------------------------------------------------------------------------
Computers                            81,000     +Compaq Computer Corp.........      6,008,178      6,014,250        0.7
                                     38,500     International Business
                                                  Machines Corp...............      4,230,992      5,813,500        0.7
                                                                                 ------------   ------------     ------
                                                                                   10,239,170     11,827,750        1.4
---------------------------------------------------------------------------------------------------------------------
Conglomerates                        45,800     AlliedSignal Inc..............      3,366,507      3,068,600        0.4
---------------------------------------------------------------------------------------------------------------------
Diversified                         137,500     Corning, Inc..................      4,183,441      6,359,375        0.7
---------------------------------------------------------------------------------------------------------------------
Electrical Equipment                 28,300     Linear Technology
                                                  Corporation.................      1,160,935      1,238,125        0.1
---------------------------------------------------------------------------------------------------------------------
Electronics                          42,000     General Electric Co. .........      3,325,769      4,152,750        0.5
---------------------------------------------------------------------------------------------------------------------
Engineering & Construction          155,900     Foster Wheeler Corp. .........      6,680,398      5,787,788        0.7
---------------------------------------------------------------------------------------------------------------------
Entertainment                       162,399     +Viacom, Inc. (Class B).......      5,963,826      5,663,665        0.7
---------------------------------------------------------------------------------------------------------------------
Financial Services                  102,500     American Express Company......      4,852,027      5,791,250        0.7
---------------------------------------------------------------------------------------------------------------------
Foods                               146,000     Heinz (H.J.) Company..........      4,731,138      5,219,500        0.6
---------------------------------------------------------------------------------------------------------------------
Hospital Management                 234,000     +Health Management Associates,
                                                  Inc. (Class A)..............      5,276,847      5,265,000        0.6
---------------------------------------------------------------------------------------------------------------------
Insurance                            58,000     Aetna Inc. ...................      4,082,043      4,640,000        0.5
                                    220,000     +Airtouch Communications,
                                                  Inc. .......................      6,292,837      5,555,000        0.7
                                     91,200     Allstate Corp. ...............      3,747,599      5,278,200        0.6
                                     81,000     UNUM Corporation..............      5,157,613      5,852,250        0.7
                                                                                 ------------   ------------     ------
                                                                                   19,280,092     21,325,450        2.5
---------------------------------------------------------------------------------------------------------------------
Leisure                             240,000     Brunswick Corporation.........      5,938,252      5,760,000        0.7
---------------------------------------------------------------------------------------------------------------------
Leisure & Entertainment              10,500     +Imax Corporation.............        324,543        322,875        0.0
---------------------------------------------------------------------------------------------------------------------
Leisure & Tourism                    69,177     TCI Pacific Communications
                                                  (Convertible Preferred).....      6,473,121      6,277,813        0.7
---------------------------------------------------------------------------------------------------------------------
Machinery                           126,000     +American Standard Companies,
                                                  Inc. .......................      4,111,697      4,819,500        0.6
                                    136,200     Deere & Co. ..................      5,770,935      5,533,125        0.6
                                                                                 ------------   ------------     ------
                                                                                    9,882,632     10,352,625        1.2
---------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------
Merrill Lynch Variable Series Funds, Inc.--Global Strategy Focus Fund
Schedule of Investments as of December 31, 1996 (continued)    (in US dollars)
------------------------------------------------------------------------------

                                  Shares                                                           Value       Percent of
           Industry                Held              US Stocks & Warrants            Cost        (Note 1a)     Net Assets
  ---------------------------------------------------------------------------------------------------------------------
Natural Gas                         144,000     Enron Corp....................   $  5,443,166   $  6,210,000        0.7%
---------------------------------------------------------------------------------------------------------------------
Natural Gas Pipelines                65,000     IMC Global, Inc. .............      2,519,391      2,543,125        0.3
---------------------------------------------------------------------------------------------------------------------
Oil Services                        196,000     Dresser Industries, Inc. .....      4,324,082      6,076,000        0.7
                                     50,000     Schlumberger Ltd. ............      4,053,012      4,993,750        0.6
                                                                                 ------------   ------------     ------
                                                                                    8,377,094     11,069,750        1.3
---------------------------------------------------------------------------------------------------------------------
Paper                                64,500     Kimberly-Clark Corp. .........      4,955,548      6,143,625        0.7
---------------------------------------------------------------------------------------------------------------------
Petroleum                           108,100     Pennzoil Co. .................      4,485,180      6,107,650        0.7
                                    143,000     Unocal Corp. .................      4,802,812      5,809,375        0.7
                                                                                 ------------   ------------     ------
                                                                                    9,287,992     11,917,025        1.4
---------------------------------------------------------------------------------------------------------------------
Pharmaceuticals                      85,700     Abbott Laboratories...........      3,516,941      4,349,275        0.5
                                     59,000     Merck & Co., Inc. ............      3,072,725      4,675,750        0.5
                                                                                 ------------   ------------     ------
                                                                                    6,589,666      9,025,025        1.0
---------------------------------------------------------------------------------------------------------------------
Railroads                            69,000     Burlington Northern Santa Fe
                                                  Inc. .......................      5,638,407      5,959,875        0.7
---------------------------------------------------------------------------------------------------------------------
Real Estate Investment Trust        156,000     Prentiss Properties Trust.....      3,189,080      3,900,000        0.4
                                     83,700     Starwood Lodging Trust........      3,280,230      4,613,962        0.5
                                                                                 ------------   ------------     ------
                                                                                    6,469,310      8,513,962        0.9
---------------------------------------------------------------------------------------------------------------------
Retail                              126,000     Sears, Roebuck & Co. .........      5,464,285      5,811,750        0.7
---------------------------------------------------------------------------------------------------------------------
Retail--Drug Stores                 157,105     Rite Aid Corp. ...............      4,914,258      6,244,924        0.7
---------------------------------------------------------------------------------------------------------------------
Retail Specialty                    190,000     +Toys 'R' Us, Inc. ...........      5,934,584      5,700,000        0.7
---------------------------------------------------------------------------------------------------------------------
Scientific Instruments              110,000     Fisher Scientific
                                                  International, Inc. ........      3,579,430      5,183,750        0.6
---------------------------------------------------------------------------------------------------------------------
Software--Computer                  147,500     BMC Software, Inc. ...........      5,509,418      6,102,812        0.7
---------------------------------------------------------------------------------------------------------------------
Steel                               110,000     AK Steel Holding Corp. .......      4,459,883      4,358,750        0.5
---------------------------------------------------------------------------------------------------------------------
Telecommunications                   95,800     Bell Atlantic Corporation.....      5,396,243      6,203,050        0.7
---------------------------------------------------------------------------------------------------------------------
Tobacco                              44,000     Philip Morris Companies,
                                                  Inc. .......................      4,329,124      4,955,500        0.6
---------------------------------------------------------------------------------------------------------------------
Travel & Lodging                    185,100     Carnival Corp. (Class A)......      5,310,160      6,108,300        0.7
---------------------------------------------------------------------------------------------------------------------
Utilities--Communications           260,300     Edison International..........      4,944,918      5,173,462        0.6
---------------------------------------------------------------------------------------------------------------------
Utilities--Gas                       54,000     El Paso Natural Gas Co. ......      2,646,557      2,727,000        0.3
---------------------------------------------------------------------------------------------------------------------
                                                Total US Stocks & Warrants        252,186,343    288,257,861       33.2
---------------------------------------------------------------------------------------------------------------------
           Country                                     Foreign Stocks++
  ---------------------------------------------------------------------------------------------------------------------
Argentina                           373,772     Banco de Galicia y Buenos
                                                  Aires S.A. (ADR)* (3).......      6,990,318      9,017,249        1.0
                                    305,933     Banco Frances del Rio de la
                                                  Plata S.A.(ADR)* (3)........      7,017,779      8,413,144        1.0
                                    355,900     Yacimientos Petroliferos
                                                  Fiscales S.A.(ADR)* (21)....      8,033,094      8,986,475        1.0
                                                                                 ------------   ------------     ------
                                                                                   22,041,191     26,416,868        3.0
---------------------------------------------------------------------------------------------------------------------
Brazil                           13,950,000     Companhia Cervejaria Brahma
                                                  S.A. PN (Preferred) (34)....      7,955,613      7,626,913        0.9
                                 58,400,000     Petroleo Brasileiro S.A.--
                                                  Petrobras (Preferred)
                                                  (46)........................      7,234,138      9,303,302        1.1
                                    108,700     Telecomunicacoes Brasileiras
                                                  S.A.--Telebras (ADR)* (27)..      6,472,073      8,315,550        0.9
                                                                                 ------------   ------------     ------
                                                                                   21,661,824     25,245,765        2.9
---------------------------------------------------------------------------------------------------------------------
Canada                              318,600     Canadian Pacific, Ltd.
                                                  (52) .......................      6,091,881      8,442,900        1.0
                                    147,800     Magna International Inc.
                                                  (Class A) (1)...............      6,830,595      8,239,850        0.9
                                    100,100     Potash Corp. of Saskatchewan,
                                                  Inc. (35)...................      7,437,257      8,508,500        1.0
                                                                                 ------------   ------------     ------
                                                                                   20,359,733     25,191,250        2.9
---------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------
Merrill Lynch Variable Series Funds, Inc.--Global Strategy Focus Fund
Schedule of Investments as of December 31, 1996 (continued)    (in US dollars)
------------------------------------------------------------------------------

                                  Shares                                                           Value       Percent of
           Country                 Held                Foreign Stocks++              Cost        (Note 1a)     Net Assets
  ---------------------------------------------------------------------------------------------------------------------
Finland                             132,000     Finnlines OY (36).............   $  2,486,828   $  3,241,129        0.4%
                                    121,500     Nokia Corp. (ADR)* (37).......      4,287,533      7,001,437        0.8
                                    409,900     +UPM-Kymmene OY (38)..........      8,516,525      8,461,463        1.0
                                                                                 ------------   ------------     ------
                                                                                   15,290,886     18,704,029        2.2
---------------------------------------------------------------------------------------------------------------------
France                              130,600     Michelin (C.G.D.E.) S.A.
                                                  (Class B) (47)..............      5,794,743      7,051,091        0.8
                                    126,500     +SGS-Thomson Microelectronics
                                                  N.V. (NY Registered Shares)
                                                  (51)........................      4,655,571      8,855,000        1.0
                                    236,000     Scor S.A. (16)................      8,948,438      8,301,850        1.0
                                    545,000     Usinor-Sacilor S.A. (40)......      8,643,115      7,931,284        0.9
                                                                                 ------------   ------------     ------
                                                                                   28,041,867     32,139,225        3.7
---------------------------------------------------------------------------------------------------------------------
Germany                              13,500     +Henkel KGaA (9)..............        600,048        647,579        0.1
                                    121,500     Henkel KGaA (Preferred) (9)...      5,163,053      6,104,615        0.7
                                     16,900     Mannesmann AG (17)............      4,620,775      7,326,812        0.8
                                     35,800     +Puma AG (48).................      1,176,806      1,214,664        0.1
                                    176,500     Siemens AG (12)...............      8,419,829      8,317,355        1.0
                                                                                 ------------   ------------     ------
                                                                                   19,980,511     23,611,025        2.7
---------------------------------------------------------------------------------------------------------------------
Hong Kong                           404,600     HSBC Holdings PLC (3).........      6,668,545      8,658,042        1.0
                                  4,873,200     Hong Kong Telecommunications,
                                                  Ltd. (27)...................      8,569,151      7,844,756        0.9
                                                                                 ------------   ------------     ------
                                                                                   15,237,696     16,502,798        1.9
---------------------------------------------------------------------------------------------------------------------
Indonesia                           313,380     P.T. Indonesian Satellite
                                                  Corp. (ADR)* (27)...........      9,998,585      8,578,777        1.0
---------------------------------------------------------------------------------------------------------------------
Italy                             1,161,800     Danieli & Company (17)........      4,276,177      4,859,167        0.5
                                  1,659,000     Societa Finanziara Telefonica
                                                  S.p.A. (STET) (27)..........      4,931,175      7,539,667        0.9
                                                                                 ------------   ------------     ------
                                                                                    9,207,352     12,398,834        1.4
---------------------------------------------------------------------------------------------------------------------
Japan                               424,000     Bridgestone Corporation
                                                  (47)........................      7,463,165      8,055,268        0.9
                                    314,000     Canon, Inc. (12)..............      5,242,498      6,941,623        0.8
                                    424,000     Eisai Co., Ltd. (22)..........      7,787,610      8,348,187        1.0
                                    803,000     Maeda Corp. (4)...............      7,177,535      5,942,755        0.7
                                    370,000     Matsushita Electric
                                                  Industries, Ltd. (12).......      5,646,070      6,038,860        0.7
                                  1,395,000     Mitsubishi Electric Corp.
                                                  (11)........................      9,130,689      8,312,176        0.9
                                  1,061,000     Mitsubishi Heavy Industry,
                                                  Ltd. (8)....................      7,818,945      8,429,361        1.0
                                    809,000     Mitsui-Soko Co., Ltd. (42)....      6,794,019      5,288,541        0.6
                                    512,000     Nomura Securities Co., Ltd.
                                                  (33)........................      9,448,726      7,693,264        0.9
                                    906,000     Okumura Corp. (4).............      6,730,420      5,507,979        0.6
                                    124,000     Rohm Company Ltd. (12)........      7,059,616      8,138,169        0.9
                                    808,000     Tokio Marine and Fire
                                                  Insurance Co., Ltd. (16)....      9,454,210      7,605,527        0.9
                                  1,011,000     Toray Industries Ltd. (28)....      6,794,999      6,242,358        0.7
                                                                                 ------------   ------------     ------
                                                                                   96,548,502     92,544,068       10.6
---------------------------------------------------------------------------------------------------------------------
Mexico                              411,400     Carso Global Telecom, S.A. de
                                                  C.V. (ADR)*(27).............      1,954,150      1,851,300        0.2
                                    375,400     Grupo Carso, S.A. de C.V.
                                                  (ADR)*(18)..................      5,559,251      3,894,775        0.4
                                      5,741     Grupo Financiero Inbursa, S.A.
                                                  de C.V. (ADR)*(18)..........        115,192         97,597        0.0
                                    436,300     Kimberly-Clark de Mexico, S.A.
                                                  de C.V. (38)................      8,018,361      8,619,572        1.0
                                    171,000     Panamerican Beverages, Inc.
                                                  (Class A) (34)..............      7,114,640      8,015,625        0.9
                                                                                 ------------   ------------     ------
                                                                                   22,761,594     22,478,869        2.5
---------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------
Merrill Lynch Variable Series Funds, Inc.--Global Strategy Focus Fund
Schedule of Investments as of December 31, 1996 (continued)    (in US dollars)
------------------------------------------------------------------------------

                                  Shares                                                           Value       Percent of
           Country                 Held                Foreign Stocks++              Cost        (Note 1a)     Net Assets
  ---------------------------------------------------------------------------------------------------------------------
Netherlands                         136,000     ABN-AMRO Holdings (3).........   $  7,835,801   $  8,856,547        1.0%
                                        466     ABN-AMRO Holdings N.V.
                                                  (Convertible Preferred)
                                                  (3).........................         15,383         28,916        0.0
                                                                                 ------------   ------------     ------
                                                                                    7,851,184      8,885,463        1.0
---------------------------------------------------------------------------------------------------------------------
Norway                              641,000     Color Line ASA (36)...........      2,499,223      2,984,125        0.4
---------------------------------------------------------------------------------------------------------------------
Philippines                       1,650,000     San Miguel Corp. (Class B)
                                                  (34)........................      5,521,217      7,288,652        0.8
---------------------------------------------------------------------------------------------------------------------
South Korea                         180,600     +Hyundai Engineering &
                                                  Construction Co., Ltd.
                                                  (GDR)** (44)+++.............      2,353,218      1,128,750        0.1
---------------------------------------------------------------------------------------------------------------------
Spain                               238,000     Repsol S.A.(ADR)* (21)........      7,749,030      9,073,750        1.0
---------------------------------------------------------------------------------------------------------------------
Sweden                              454,100     Bure Investment Aktiebolaget
                                                  (45)........................      3,955,365      5,397,227        0.6
                                    278,000     Sparbanken Sverige AB (Class
                                                  A) (3)......................      3,575,154      4,772,707        0.6
                                                                                 ------------   ------------     ------
                                                                                    7,530,519     10,169,934        1.2
---------------------------------------------------------------------------------------------------------------------
Switzerland                           5,200     BBC Brown Boveri & Cie AG
                                                  (11)........................      4,633,631      6,466,985        0.8
                                      7,000     +Novartis AG (22).............      6,960,585      8,015,387        0.9
                                                                                 ------------   ------------     ------
                                                                                   11,594,216     14,482,372        1.7
---------------------------------------------------------------------------------------------------------------------
United Kingdom                      801,000     Boots Company PLC (49)........      7,746,777      8,256,364        0.9
                                  3,085,000     British Steel PLC (50)........      8,295,968      8,497,287        1.0
                                  1,302,000     General Electric PLC
                                                  (Ordinary) (12).............      7,044,453      8,531,178        1.0
                                    517,500     Glaxo Wellcome PLC (22).......      7,417,612      8,393,014        1.0
                                  1,012,400     Grand Metropolitan PLC (34)...      7,201,806      7,967,264        0.9
                                    783,900     Imperial Chemical Industries
                                                  PLC (43)....................     10,154,513     10,306,324        1.2
                                    720,500     National Westminster Bank PLC
                                                  (3).........................      7,832,617      8,455,851        1.0
                                  2,085,000     Vodafone Group PLC (27).......      7,541,528      8,810,534        1.0
                                                                                 ------------   ------------     ------
                                                                                   63,235,274     69,217,816        8.0
---------------------------------------------------------------------------------------------------------------------
                                                Total Foreign Stocks              389,463,622    427,042,370       49.0
---------------------------------------------------------------------------------------------------------------------

                           Face
                          Amount                    Foreign Bonds++
---------------------------------------------------------------------------------------------------------------------
Denmark            Dkr        66,250,000     Government of Denmark,
                                               8% due 3/15/2006(15)........     12,133,252     12,375,817        1.4
---------------------------------------------------------------------------------------------------------------------
Germany             DM         6,500,000     Bundesrepublik Deutschland,
                                               7.125% due 12/20/2002(15)...      4,514,124      4,638,934        0.6
---------------------------------------------------------------------------------------------------------------------
Italy              Lit     27,470,000,000    Buoni Poliennali del Tesoro
                                               (Italian Government Bonds),
                                               8.50% due 1/01/2004 (15)....     19,448,018     19,380,531        2.2
---------------------------------------------------------------------------------------------------------------------
Sweden
                                             Government of Sweden (15):
                   Skr        41,300,000       10.25% due 5/05/2000........      7,052,190      6,991,487        0.8
                             163,000,000       8% due 8/15/2007............     25,654,854     26,107,266        3.0
                                                                              ------------   ------------   ----------
                                                                                32,707,044     33,098,753        3.8
---------------------------------------------------------------------------------------------------------------------
United Kingdom
                                             United Kingdom Treasury Gilt
                                               (15):
                   L           4,000,000       7% due 11/06/2001...........      6,592,392      6,768,352        0.8
                               7,475,000       7.50% due 12/07/2006........     12,576,320     12,772,245        1.5
                                                                              ------------   ------------   ----------
                                                                                19,168,712     19,540,597        2.3
---------------------------------------------------------------------------------------------------------------------
                                             Total Foreign Bonds                87,971,150     89,034,632       10.3
---------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------
Merrill Lynch Variable Series Funds, Inc.--Global Strategy Focus Fund
Schedule of Investments as of December 31, 1996 (continued)    (in US dollars)
------------------------------------------------------------------------------

                                                                                                             Percent of
                        Face                                                                     Value          Net
                       Amount                US Government Obligations             Cost        (Note 1a)       Assets
 ---------------------------------------------------------------------------------------------------------------------
                                       US Treasury Notes:
                   US$    16,250,000   6.25% due 4/30/2001..................   $ 16,463,906   $ 16,285,587        1.9%
                          29,750,000   7% due 7/15/2006.....................     31,584,492     30,907,572        3.5
---------------------------------------------------------------------------------------------------------------------
                                       Total US Government Obligations           48,048,398     47,193,159        5.4
---------------------------------------------------------------------------------------------------------------------
                                               Short-Term Securities
 ---------------------------------------------------------------------------------------------------------------------
US Government &           15,755,000   Federal Home Loan Mortgage
Agency
  Obligations***
                                       Corp. 5.41% due 1/24/1997............     15,700,545     15,700,545        1.8
---------------------------------------------------------------------------------------------------------------------
                                       Total Short-Term Securities               15,700,545     15,700,545        1.8
---------------------------------------------------------------------------------------------------------------------
                 Total Investments..........................................   $793,370,058    867,228,567       99.7
                                                                               =============
                 Unrealized Depreciation on Forward Foreign
                          Exchange Contracts++..............................                    (2,598,413)      (0.3)
                 Other Assets Less Liabilities..............................                     5,572,664        0.6
                                                                                              ------------   ----------
                 Net Assets.................................................                  $870,202,818      100.0%
                                                                                              =============  ===========
---------------------------------------------------------------------------------------------------------------------

   * American Depositary Receipts (ADR).

  ** Global Depositary Receipts (GDR).

 *** Certain US Government & Agency Obligations are traded on a discount basis; the interest rates shown are the discount rates paid at the time of purchase by the Fund.

 (a) Warrants entitle the Fund to purchase a predetermined number of shares of common stock. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.

   + Non-income producing security.

  ++ Corresponding industry groups for foreign stocks and bonds:

     (1) Automobile--Parts              (27) Telecommunications
     (2) Automotive Equipment           (28) Textiles
     (3) Banking                        (29) Toys
     (4) Building & Construction        (30) Trading
     (5) Building Materials             (31) Utilities
     (6) Business & Public Service      (32) Utilities--Electric
     (7) Business Publishing            (33) Financial Services
     (8) Capital Goods                  (34) Beverages
     (9) Chemicals                      (35) Mining
    (10) Diversified                    (36) Transportation
    (11) Electrical Equipment           (37) Communications Equipment
    (12) Electronics                    (38) Paper & Forest Products
    (13) Food                           (39) Industrial Components
    (14) Glass                          (40) Metals
    (15) Government (Bonds)             (41) Photography
    (16) Insurance                      (42) Warehouse & Storage
    (17) Machinery & Equipment          (43) Oil--Integrated
    (18) Multi--Industry                (44) Engineering & Construction
    (19) Natural Gas                    (45) Investment Management
    (20) Packaging                      (46) Oil & Related
    (21) Petroleum                      (47) Tire & Rubber
    (22) Pharmaceutical                 (48) Consumer--Goods
    (23) Printing & Publishing          (49) Merchandising
    (24) Real Estate                    (50) Steel
    (25) Retail Stores                  (51) Semiconductor Capital Equipment
    (26) Shipping                       (52) Natural Resources

------------------------------------------------------------------------------
Merrill Lynch Variable Series Funds, Inc.--Global Strategy Focus Fund
Schedule of Investments as of December 31, 1996 (concluded)    (in US dollars)
------------------------------------------------------------------------------

 +++ Restricted security as to resale. The value of the Fund's investment in restricted securities was approximately $1,129,000, representing 0.1% of net assets.
------------------------------------------------------------------------------

                                                                               Acquisition                        Value
                                 Issue                                            Date               Cost       (Note 1a)
---------------------------------------------------------------------------------------------------------------------
Hyundai Engineering & Construction Co., Ltd.(GDR).......................        3/19/1996         $2,353,218    $1,128,750
---------------------------------------------------------------------------------------------------------------------

Total                                                                                             $2,353,218    $1,128,750
                                                                                                  ==========    ==========
---------------------------------------------------------------------------------------------------------------------

++ Forward foreign exchange contracts as of December 31, 1996 were as follows:

 ---------------------------------------------------------------------------------------------------------------------
                                                                                                             Unrealized
    Foreign                                                                  Expiration                     Depreciation
 Currency Sold                                                                  Date                         (Note 1b)
 ---------------------------------------------------------------------------------------------------------------------
CHF 16,000,000  .........................................................   January 1997                    $   246,564
DM 63,822,188   .........................................................   February 1997                       554,813
Frf  90,000,000 .........................................................   January 1997                       (106,255 )
L   39,555,000  .........................................................   January 1997                     (3,135,589 )
Y10,670,000,000 .........................................................   February 1997                      (157,946 )
---------------------------------------------------------------------------------------------------------------------
Total Unrealized Depreciation on Forward
Foreign Exchange Contracts (US$ Commitment--$228,531,727)                                                   $(2,598,413 )
                                                                                                            ============
---------------------------------------------------------------------------------------------------------------------


See Notes to Financial Statements.

------------------------------------------------------------------------------
Merrill Lynch Variable Series Funds, Inc.--Global Utility Focus Fund
Schedule of Investments as of December 31, 1996                (in US dollars)
------------------------------------------------------------------------------

                                           Shares                                                   Value       Percent of
    Country             Industry            Held              Common Stocks           Cost        (Note 1a)     Net Assets
  ---------------------------------------------------------------------------------------------------------------------
Argentina       Telecommunications             7,900     Central Costanera S.A.
                                                           (ADR)*(a)............  $    261,847   $    238,975        0.2%
                                              25,600     Telecom Argentina STET
                                                           S.A. (ADR)*..........     1,160,819      1,033,600        0.7
                                              44,800     Telefonica de Argentina
                                                           S.A. (ADR)*..........     1,173,168      1,159,200        0.8
                ------------------------------------------------------------------------------------------------------
                                                         Total Common Stocks
                                                         in Argentina                2,595,834      2,431,775        1.7
---------------------------------------------------------------------------------------------------------------------
Australia       Utilities--Gas               434,496     Australian Gas & Light
                                                           Co., Ltd.............     1,238,060      2,470,749        1.8
                ------------------------------------------------------------------------------------------------------
                                                         Total Common Stocks
                                                         in Australia                1,238,060      2,470,749        1.8
---------------------------------------------------------------------------------------------------------------------
Austria         Utilities--Gas                13,560     Energie-Versorgung
                                                           Niederoesterreich AG
                                                         (EVN)..................     1,388,213      2,041,452        1.4
                ------------------------------------------------------------------------------------------------------
                                                         Total Common Stocks
                                                         in Austria                  1,388,213      2,041,452        1.4
---------------------------------------------------------------------------------------------------------------------
Brazil          Telecommunications            30,000     Telecomunicacoes
                                                           Brasileiras S.A.--
                                                           Telebras (ADR)*......     1,523,979      2,295,000        1.6
                ------------------------------------------------------------------------------------------------------
                                                         Total Common Stocks
                                                         in Brazil                   1,523,979      2,295,000        1.6
---------------------------------------------------------------------------------------------------------------------
Canada          Telecommunications            56,000     BC Telecom, Inc........     1,052,989      1,211,971        0.8
                ------------------------------------------------------------------------------------------------------
                Utilities--Gas                70,100     Transcanada Pipeline
                                                           Co., Ltd. (ADR)*.....     1,045,275      1,226,750        0.9
                ------------------------------------------------------------------------------------------------------
                                                         Total Common Stocks
                                                         in Canada                   2,098,264      2,438,721        1.7
---------------------------------------------------------------------------------------------------------------------
Chile           Telecommunications            14,400     Compania de Telefonos
                                                           de Chile S.A.
                                                           (ADR)*...............     1,254,995      1,456,200        1.0
                ------------------------------------------------------------------------------------------------------
                Utilities--Electric           20,000     Chilgener S.A. (ADR)*..       460,000        417,500        0.3
                                              35,100     Distribuidora Chilectra
                                                           Metropolitana,
                                                         S.A. (ADR)*(a).........     1,098,338      1,860,300        1.3
                                              48,300     Enersis S.A. (ADR)*....     1,026,061      1,340,325        1.0
                                                                                   -----------         ------
                                                                                     2,584,399      3,618,125        2.6
                ------------------------------------------------------------------------------------------------------
                                                         Total Common Stocks
                                                         in Chile                    3,839,394      5,074,325        3.6
---------------------------------------------------------------------------------------------------------------------
Denmark         Telecommunications            77,000     Tele Danmark A/S
                                                           (ADR)*...............     1,826,433      2,098,250        1.5
                ------------------------------------------------------------------------------------------------------
                                                         Total Common Stocks
                                                         in Denmark                  1,826,433      2,098,250        1.5
---------------------------------------------------------------------------------------------------------------------
France          Utilities--Water              16,731     Generale des Eaux......     1,907,473      2,073,638        1.4
                                               7,265     Lyonnaise des Eaux-
                                                           Dumez................       736,741        676,228        0.5
                ------------------------------------------------------------------------------------------------------
                                                         Total Common Stocks
                                                         in France                   2,644,214      2,749,866        1.9
---------------------------------------------------------------------------------------------------------------------
Germany         Telecommunications             8,100     +Deutsche Telekom AG...       154,054        170,845        0.1
                ------------------------------------------------------------------------------------------------------
                Utilities--Electric           40,000     Veba AG................     1,305,397      2,313,942        1.6
                ------------------------------------------------------------------------------------------------------
                                                         Total Common Stocks
                                                         in Germany                  1,459,451      2,484,787        1.7
---------------------------------------------------------------------------------------------------------------------
Hong Kong       Utilities--Gas               568,512     The Hong Kong & China
                                                           Gas Co., Ltd.........       755,615      1,098,947        0.8
                ------------------------------------------------------------------------------------------------------
                                                         Total Common Stocks
                                                         in Hong Kong                  755,615      1,098,947        0.8
---------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------
Merrill Lynch Variable Series, Inc.--Global Utility Focus Fund
Schedule of Investments as of December 31, 1996 (continued)    (in US dollars)
------------------------------------------------------------------------------

                                           Shares                                                   Value       Percent of
    Country             Industry            Held              Common Stocks           Cost        (Note 1a)     Net Assets
  ---------------------------------------------------------------------------------------------------------------------
India           Utilities--Electric            1,000     Tata Electric Companies
                                                           (GDR)**(a)...........  $    710,000   $    300,000        0.2%
                ------------------------------------------------------------------------------------------------------
                                                         Total Common Stocks
                                                         in India                      710,000        300,000        0.2
---------------------------------------------------------------------------------------------------------------------
Indonesia       Telecommunications             1,110     P.T. Indonesian
                                                           Satellite Corp.
                                                           (ADR)*...............        35,575         30,386        0.0
                                               8,000     P.T. Telekomunikasi
                                                           Indonesia
                                                         (PERSERO) (ADR)*.......       144,000        276,000        0.2
                ------------------------------------------------------------------------------------------------------
                                                         Total Common Stocks
                                                         in Indonesia                  179,575        306,386        0.2
---------------------------------------------------------------------------------------------------------------------
Italy           Telecommunications           761,900     Societa Finanziara
                                                           Telefonica S.p.A.
                                                         (STET).................     1,629,934      2,571,867        1.8
                                             729,600     Telecom Italia Mobile
                                                           S.p.A................       684,328      1,842,922        1.3
                                             729,600     Telecom Italia
                                                           S.p.A................       950,865      1,893,380        1.3
                                                                                   -----------         ------
                                                                                     3,265,127      6,308,169        4.4
                ------------------------------------------------------------------------------------------------------
                Utilities--Gas               513,400     Italgas Torino.........     1,581,576      2,142,196        1.5
                ------------------------------------------------------------------------------------------------------
                                                         Total Common Stocks
                                                         in Italy                    4,846,703      8,450,365        5.9
---------------------------------------------------------------------------------------------------------------------
Malaysia        Telecommunications           139,000     Telekom Malaysia BHD...       962,438      1,238,614        0.9
                ------------------------------------------------------------------------------------------------------
                                                         Total Common Stocks
                                                         in Malaysia                   962,438      1,238,614        0.9
---------------------------------------------------------------------------------------------------------------------
Mexico          Telecommunications            29,000     Telefonos de Mexico,
                                                           S.A. de C.V.
                                                         (Telemex) (ADR)*.......     1,706,306        957,000        0.7
                ------------------------------------------------------------------------------------------------------
                                                         Total Common Stocks
                                                         in Mexico                   1,706,306        957,000        0.7
---------------------------------------------------------------------------------------------------------------------
New Zealand     Telecommunications            36,800     Telecom Corporation of
                                                           New Zealand Ltd.
                                                         (ADR)*.................     1,680,030      2,980,800        2.1
                ------------------------------------------------------------------------------------------------------
                                                         Total Common Stocks
                                                         in New Zealand              1,680,030      2,980,800        2.1
---------------------------------------------------------------------------------------------------------------------
Peru            Telecommunications            73,000     Telefonica del Peru,
                                                           S.A. (ADR)*..........     1,496,500      1,377,875        1.0
                ------------------------------------------------------------------------------------------------------
                                                         Total Common Stocks
                                                         in Peru                     1,496,500      1,377,875        1.0
---------------------------------------------------------------------------------------------------------------------
Philippines     Telecommunications            21,800     Philippine Long Distance
                                                           Telephone Co.
                                                           (ADR)*...............     1,270,791      1,111,800        0.8
                ------------------------------------------------------------------------------------------------------
                Utilities--Electric           74,100     Manila Electric Co.
                                                           (MERALCO) 'B'........       518,117        606,683        0.4
                ------------------------------------------------------------------------------------------------------
                                                         Total Common Stocks
                                                         in the Philippines          1,788,908      1,718,483        1.2
---------------------------------------------------------------------------------------------------------------------
Portugal        Telecommunications            65,720     Portugal Telecom, S.A.
                                                           (ADR)*...............     1,417,539      1,856,590        1.3
                ------------------------------------------------------------------------------------------------------
                                                         Total Common Stocks
                                                         in Portugal                 1,417,539      1,856,590        1.3
---------------------------------------------------------------------------------------------------------------------
South Korea     Utilities--Electric           40,800     Korea Electric Power
                                                           Corp. (ADR)*.........       821,100        836,400        0.6
                ------------------------------------------------------------------------------------------------------
                                                         Total Common Stocks
                                                         in South Korea                821,100        836,400        0.6
---------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------
Merrill Lynch Variable Series, Inc.--Global Utility Focus Fund
Schedule of Investments as of December 31, 1996 (continued)    (in US dollars)
------------------------------------------------------------------------------

                                           Shares                                                   Value       Percent of
    Country             Industry            Held              Common Stocks           Cost        (Note 1a)     Net Assets
  ---------------------------------------------------------------------------------------------------------------------
Spain           Telecommunications            50,700     Telefonica de Espana
                                                           S.A. (ADR)*..........  $  1,942,165   $  3,510,975        2.5%
                ------------------------------------------------------------------------------------------------------
                Utilities--Electric           36,400     Empresa Nacional de
                                                           Electricidad, S.A.
                                                         (Endesa) (ADR)*........     1,634,684      2,548,000        1.8
                                              15,000     HidroCantabrico,
                                                           S.A..................       503,484        572,303        0.4
                                             131,000     Iberdrola I S.A. ......       879,896      1,856,010        1.3
                                                                                   -----------         ------
                                                                                     3,018,064      4,976,313        3.5
                ------------------------------------------------------------------------------------------------------
                                                         Total Common Stocks
                                                         in Spain                    4,960,229      8,487,288        6.0
---------------------------------------------------------------------------------------------------------------------
Switzerland     Utilities--Electric            1,500     Elektrowatt AG.........       588,618        597,177        0.4
                ------------------------------------------------------------------------------------------------------
                                                         Total Common Stocks
                                                         in Switzerland                588,618        597,177        0.4
---------------------------------------------------------------------------------------------------------------------
Thailand        Telecommunications             2,000     +TelecomAsia
                                                           Corporation Public
                                                           Co., Ltd. (ADR)*.....        43,740         40,000        0.0
                ------------------------------------------------------------------------------------------------------
                Utilities--Electric           68,000     Electricity Generating
                                                           Company of Thailand
                                                         (EGCOMP)...............        60,715        185,597        0.1
                ------------------------------------------------------------------------------------------------------
                                                         Total Common Stocks
                                                         in Thailand                   104,455        225,597        0.1
---------------------------------------------------------------------------------------------------------------------
United          Telecommunications            57,000     British Telecom-
Kingdom                                                  munications PLC........       406,712        385,187        0.3
                                              10,000     British Telecommun-
                                                           ications PLC (ADR)*..       741,450        686,250        0.5
                                              87,000     Vodafone Group PLC
                                                           (ADR)*...............     2,549,289      3,599,625        2.5
                                                                                   -----------         ------
                                                                                     3,697,451      4,671,062        3.3
                ------------------------------------------------------------------------------------------------------
                Utilities--Electric           73,714     London Electricity
                                                           PLC..................       860,944        858,178        0.6
                                             167,500     National Power PLC.....     1,238,839      1,401,274        1.0
                                              92,690     PowerGen PLC...........       678,633        910,215        0.6
                                                                                   -----------         ------
                                                                                     2,778,416      3,169,667        2.2
                ------------------------------------------------------------------------------------------------------
                                                         Total Common Stocks
                                                         in the United Kingdom       6,475,867      7,840,729        5.5
---------------------------------------------------------------------------------------------------------------------
United          Independent Power             40,000     Enron Global Power &
States          Producers                                  Pipelines L.L.C. ....       930,101      1,080,000        0.8
                ------------------------------------------------------------------------------------------------------
                Telecommunications            10,000     AT&T Corp. ............       405,165        435,000        0.3
                                              36,400     +AirTouch
                                                           Communications,
                                                           Inc..................       879,157        919,100        0.6
                                              25,800     Ameritech Corp. .......     1,030,404      1,564,125        1.1
                                               8,000     Bell Atlantic Corp. ...       447,000        518,000        0.4
                                              37,400     BellSouth Corp. .......     1,138,507      1,510,025        1.1
                                              42,000     Frontier Corp. ........       969,520        950,250        0.7
                                              33,500     GTE Corp. .............     1,124,815      1,524,250        1.1
                                               3,240     Lucent Technologies....       159,185        149,850        0.1
                                              20,000     MCI Communications
                                                           Corp. ...............       602,500        652,500        0.4
                                              31,000     NYNEX Corp. ...........     1,184,107      1,491,875        1.0
                                              29,300     SBC Communications,
                                                           Inc..................     1,233,299      1,516,275        1.1
                                              30,000     Sprint Corp............       864,273      1,196,250        0.8
                                              24,900     U S West Com-
                                                           munications Group....       606,619        803,025        0.6
                                                                                   -----------         ------
                                                                                    10,644,551     13,230,525        9.3
                ------------------------------------------------------------------------------------------------------
                Utilities--Electric           65,600     Allegheny Power System,
                                                           Inc..................     1,689,846      1,992,600        1.4
                                              25,000     American Electric Power
                                                           Company, Inc.........     1,092,125      1,028,125        0.7
                                              72,500     Boston Edison Co.......     2,012,799      1,948,437        1.4
                                              84,192     CINergy Corp...........     2,052,668      2,809,908        2.0

------------------------------------------------------------------------------
Merrill Lynch Variable Series, Inc.--Global Utility Focus Fund
Schedule of Investments as of December 31, 1996 (continued)    (in US dollars)
------------------------------------------------------------------------------

                                           Shares                                                   Value       Percent of
    Country             Industry            Held              Common Stocks           Cost        (Note 1a)     Net Assets
  ---------------------------------------------------------------------------------------------------------------------
United          Utilities--                   49,300     Consolidated Edison
States          Electric                                 Co. of New York........  $  1,597,050   $  1,442,025        1.0%
(concluded)     (concluded)                   31,500     DTE Energy.............       989,953      1,019,812        0.7
                                              26,400     Dominion Resources,
                                                           Inc..................     1,242,516      1,016,400        0.7
                                              31,000     Duke Power Co..........     1,172,492      1,433,750        1.0
                                              97,000     Edison International...     1,800,212      1,927,875        1.3
                                              50,000     Enova Corporation
                                                           Holding Co...........     1,184,750      1,137,500        0.8
                                              54,300     Entergy Corp...........     1,905,240      1,506,825        1.1
                                              30,000     FPL Group, Inc.........     1,374,501      1,380,000        1.0
                                              85,200     GPU, Inc...............     2,559,840      2,864,850        2.0
                                             146,200     Houston Industries,
                                                           Inc..................     3,215,466      3,307,775        2.3
                                              56,000     NIPSCO Industries,
                                                           Inc..................     1,787,890      2,219,000        1.5
                                              50,700     New York State Electric
                                                           & Gas Corp...........     1,537,761      1,096,387        0.8
                                              93,800     PECO Energy Co.........     2,719,313      2,368,450        1.7
                                              72,800     PacifiCorp.............     1,401,416      1,492,400        1.0
                                              44,000     Public Service Co. of
                                                           Colorado.............     1,312,146      1,710,500        1.2
                                              86,200     Southern Co............     1,846,654      1,950,275        1.4
                                              55,000     Texas Utilities Co.....     2,237,675      2,241,250        1.6
                                                                                   -----------         ------
                                                                                    36,732,313     37,894,144       26.6
                ------------------------------------------------------------------------------------------------------
                Utilities--Gas                33,100     AGL Resources Inc......       619,896        699,237        0.5
                                              33,000     The Brooklyn Union Gas
                                                           Co...................       855,855        994,125        0.7
                                              52,000     The Coastal Corp.......     1,509,758      2,541,500        1.8
                                              24,800     El Paso Natural Gas
                                                           Co...................       895,148      1,252,400        0.9
                                              55,000     MDU Resources Group,
                                                           Inc..................     1,171,945      1,265,000        0.9
                                              26,100     National Fuel Gas
                                                           Company..............       788,314      1,076,625        0.7
                                              25,000     New Jersey Resources
                                                           Corp.................       656,623        731,250        0.5
                                              53,500     Questar Corp...........     1,908,628      1,966,125        1.4
                                              72,200     Sonat, Inc.............     2,342,585      3,718,300        2.6
                                              49,800     Washington Gas Light
                                                           Co...................     1,046,197      1,126,725        0.8
                                             117,900     Williams Co., Inc......     2,298,643      4,421,250        3.1
                                                                                   -----------         ------
                                                                                    14,093,592     19,792,537       13.9
                ------------------------------------------------------------------------------------------------------
                Utilities--Water              38,000     American Water Works
                                                           Co., Inc.............       714,875        783,750        0.5
                ------------------------------------------------------------------------------------------------------
                                                         Total Common Stocks
                                                         in the United States       63,115,432     72,780,956       51.1
---------------------------------------------------------------------------------------------------------------------
                                                         Total Investments in
                                                         Common Stocks             110,223,157    135,138,132       94.9
---------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------
Merrill Lynch Variable Series, Inc.--Global Utility Focus Fund
Schedule of Investments as of December 31, 1996 (concluded)    (in US dollars)
------------------------------------------------------------------------------

                                             Face              Fixed-Income                         Value       Percent of
    Country             Industry            Amount              Securities            Cost        (Note 1a)     Net Assets
  ---------------------------------------------------------------------------------------------------------------------
Australia       Telecommunications        US$1,040,000     Telstra Corp. Ltd.,
                                                             6.50% due
                                                             7/31/2003(a).......  $  1,084,062   $  1,020,240        0.7%
                ------------------------------------------------------------------------------------------------------
                                                           Total Fixed-Income
                                                           Securities in
                                                             Australia               1,084,062      1,020,240        0.7
---------------------------------------------------------------------------------------------------------------------
Korea           Utilities--Electric          1,000,000     Korea Electric Power
                                                             Corp., 6.375% due
                                                             12/01/2003.........       985,510        971,750        0.7
                ------------------------------------------------------------------------------------------------------
                                                           Total Fixed-Income
                                                           Securities in Korea         985,510        971,750        0.7
---------------------------------------------------------------------------------------------------------------------
                                                           Total Investments in
                                                           Fixed-Income
                                                             Securities              2,069,572      1,991,990        1.4
---------------------------------------------------------------------------------------------------------------------

                                                           Short-Term Securities
  ---------------------------------------------------------------------------------------------------------------------
                Commercial Paper***          5,049,000     General Electric
                                                             Capital Corp.,
                                                             7.10% due
                                                             1/02/1997..........     5,047,008      5,047,008        3.5
                ------------------------------------------------------------------------------------------------------
                                                           Total Investments in
                                                           Short-Term Securities     5,047,008      5,047,008        3.5
---------------------------------------------------------------------------------------------------------------------
                                                           Total Investments....  $117,339,737    142,177,130       99.8
                                                                                  =============
                                                           Other Assets Less
                                                             Liabilities........                      260,671        0.2
                                                                                                 ------------   ----------
                                                           Net Assets...........                 $142,437,801      100.0%
                                                                                                 =============  ===========
---------------------------------------------------------------------------------------------------------------------

  * American Depositary Receipts (ADR).

 ** Global Depositary Receipts (GDR).

*** Commercial Paper is traded on a discount basis; the interest rate shown is the discount rate paid at the time of purchase by the Fund.

  + Non-income producing security.

(a) Restricted security as to resale. The value of the Fund's investment in restricted securities was approximately $3,420,000, representing 2.4% of net assets.
------------------------------------------------------------------------------

                                                                                                               Value
                               Issue                                   Acquisition Date(s)        Cost       (Note 1a)
---------------------------------------------------------------------------------------------------------------------
Central Costanera S.A. (ADR)........................................        12/17/1993         $  261,847    $  238,975
Distribuidora Chilectra Metropolitana, S.A. (ADR)...................   8/06/1993-12/21/1993     1,098,338     1,860,300
Tata Electric Companies (GDR).......................................        2/22/1994             710,000       300,000
Telestra Corp. Ltd., 6.50% due 7/31/2003............................    7/26/1993-9/29/1993     1,084,062     1,020,240
---------------------------------------------------------------------------------------------------------------------
Total                                                                                          $3,154,247    $3,419,515
                                                                                               ==========    ==========
---------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

------------------------------------------------------------------------------
Merrill Lynch Variable Series Funds, Inc.--Government Bond Fund
Schedule of Investments as of December 31, 1996
------------------------------------------------------------------------------

                                    Face                                                                        Value
                                   Amount                          Issue                          Cost        (Note 1a)
 ---------------------------------------------------------------------------------------------------------------------
                                                    US Government & Agency Obligations
---------------------------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage       $ 3,000,000   Federal Home Loan Mortgage Corp.,
Corporation--3.4%                              7.14% due 9/13/2006..........................   $ 3,064,440   $ 3,082,019
---------------------------------------------------------------------------------------------------------------------
                                               Total Federal Home Loan Mortgage Corp.            3,064,440     3,082,019
---------------------------------------------------------------------------------------------------------------------
Federal National Mortgage                      Federal National Mortgage Association:
Association--14.8%                 2,000,000     8.90% due 6/12/2000........................     2,171,480     2,161,880
                                   1,045,000     7.50% due 2/11/2002........................     1,088,232     1,093,007
                                   4,000,000     7.40% due 7/01/2004........................     4,157,540     4,191,880
                                     500,000     7.85% due 9/10/2004........................       499,297       511,720
                                   2,000,000     7.65% due 3/10/2005........................     2,091,140     2,125,320
                                   3,000,000     7.375% due 3/28/2005.......................     3,158,430     3,138,750
---------------------------------------------------------------------------------------------------------------------
                                               Total Federal National Mortgage Association      13,166,119    13,222,557
---------------------------------------------------------------------------------------------------------------------
US Treasury Notes--72.4%                       US Treasury Notes:
                                   2,000,000     7.125% due 2/29/2000.......................     2,004,375     2,059,060
                                   1,000,000     6.875% due 3/31/2000.......................     1,019,375     1,022,500
                                   5,000,000     7.50% due 11/15/2001.......................     5,140,469     5,263,300
                                  11,500,000     6.375% due 8/15/2002.......................    11,488,545    11,575,440
                                   2,000,000     6.25% due 2/15/2003........................     1,992,656     1,997,500
                                   3,000,000     5.75% due 8/15/2003........................     2,835,781     2,910,000
                                  12,000,000     7.25% due 5/15/2004........................    12,468,047    12,626,280
                                   3,000,000     7.25% due 8/15/2004........................     3,219,375     3,157,500
                                   4,000,000     7.875% due 11/15/2004......................     4,440,000     4,365,000
                                   8,000,000     6.50% due 5/15/2005........................     7,732,480     8,053,760
                                   3,000,000     6.875% due 5/15/2006.......................     3,082,187     3,091,410
                                   6,000,000     7.00% due 7/15/2006........................     6,079,687     6,233,460
                                   2,500,000     6.50% due 10/15/2006.......................     2,488,359     2,513,675
---------------------------------------------------------------------------------------------------------------------
                                               Total US Treasury Notes                          63,991,336    64,868,885
---------------------------------------------------------------------------------------------------------------------
                                               Total US Government & Agency
                                               Obligations--90.6%                               80,221,895    81,173,461
---------------------------------------------------------------------------------------------------------------------
                                                 Short-Term Securities
---------------------------------------------------------------------------------------------------------------------
Repurchase Agreements*--5.2%       4,661,000   UBS Securities Funding, Inc. purchased on
                                                 12/31/1996 to yield 6.75% to 1/02/1997.....     4,661,000     4,661,000
---------------------------------------------------------------------------------------------------------------------
US Government                                  US Treasury Bills:
Obligations**--2.2%                1,000,000     4.55% due 1/09/1997........................       998,863       998,863
                                   1,000,000     4.60% due 1/16/1997........................       997,956       997,956
                                                                                               -----------
                                                                                                 1,996,819     1,996,819
---------------------------------------------------------------------------------------------------------------------
                                               Total Short-Term Securities                       6,657,819     6,657,819
---------------------------------------------------------------------------------------------------------------------
                                               Total Investments--98.0%.....................   $86,879,714    87,831,280
                                                                                               ===========
                                               Other Assets Less Liabilities--2.0%..........                   1,749,512
                                               Net Assets--100.0%...........................                 $89,580,792

------------------------------------------------------------------------------

 * Repurchase Agreements are fully collateralized by US Government
   Obligations.

** Certain US Government Obligations are traded on a discount basis; the interest rates shown are the discount rates paid at the time of purchase by the Fund.

See Notes to Financial Statements.

------------------------------------------------------------------------------
Merrill Lynch Variable Series Funds, Inc.--High Current Income Fund
Schedule of Investments as of December 31, 1996
------------------------------------------------------------------------------

                              S&P    Moody's     Face                                                            Value
         Industry           Ratings  Ratings    Amount                     Issue                   Cost        (Note 1a)
  ---------------------------------------------------------------------------------------------------------------------
Airlines--1.0%              B+       B1        $4,000,000     USAir, Inc., 10.375% due
                                                                3/01/2013....................  $  3,935,000   $  4,180,000
---------------------------------------------------------------------------------------------------------------------
Automotive--0.9%            B        B3         2,000,000     Collins & Aikman Corp., 11.50%
                                                                due 4/15/2006................     2,000,000      2,180,000
                            B        B2         2,000,000     Exide Corp., 11.64% due
                                                                12/15/2004(d)................     1,817,902      1,840,000
                                                                                               ------------   ------------
                                                                                                  3,817,902      4,020,000
---------------------------------------------------------------------------------------------------------------------
Broadcasting &              BB       Ba3        4,000,000     Grupo Televisa S.A., 11.375%
Publishing--4.4%                                                due 5/15/2003................     4,025,000      4,295,000
                            BB-      B1         5,000,000     Hollinger, International Inc.,
                                                                9.25% due 2/01/2006..........     4,961,250      4,950,000
                            BB-      Ba3        1,000,000     K-III Communications Corp.,
                                                                10.25% due 6/01/2004.........       995,000      1,040,000
                            B        Caa        4,300,000     NWCG Holding Corp., 13.50% due
                                                                6/15/1999(d).................     3,121,269      3,547,500
                                                              Sinclair Broadcasting Group
                                                                Inc.:
                            B        B2         2,500,000     10% due 12/15/2003.............     2,436,250      2,537,500
                            B        B2         2,000,000     10% due 9/30/2005..............     1,993,750      2,030,000
                                                                                               ------------   ------------
                                                                                                 17,532,519     18,400,000
---------------------------------------------------------------------------------------------------------------------
Broadcasting/               CCC+     Caa        5,023,939     American Telecasting, Inc.,
Cable--11.3%                                                    14.38% due 6/15/2004(d)(e)...     3,531,401      2,059,815
                            B-       B2         1,500,000     Argyle Television Inc., 9.75%
                                                                due 11/01/2005...............     1,447,500      1,522,500
                            CCC+     Caa        8,000,000     Australis Media Ltd., 14.59%
                                                                due 5/15/2003(d).............     4,978,793      4,200,000
                            BB-      B2         9,000,000     Bell Cablemedia PLC, 11.74% due
                                                                9/15/2005(d).................     5,917,159      7,222,500
                            BB-      Ba3        3,000,000     Century Communications Corp.,
                                                                9.50% due 3/01/2005..........     2,953,750      3,075,000
                            CCC+     Caa        5,500,000     Echostar Satellite
                                                                Broadcasting, 13.15% due
                                                                3/15/2004(d).................     3,654,874      4,207,500
                            NR*      NR*        2,000,000     +Globo Communicacoes
                                                                Participacoes, 10.50% due
                                                                12/20/2006...................     2,006,250      2,012,500
                            B        B2         4,000,000     +Intermedia Capital Partners,
                                                                11.25% due 8/01/2006.........     3,997,500      4,160,000
                            BB+      Ba3        5,000,000     Lenfest Communications, Inc.,
                                                                8.375% due 11/01/2005........     4,627,500      4,831,250
                            B        B1         4,000,000     +Olympus Communications L.P.,
                                                                10.625% due 11/15/2006.......     4,000,000      4,095,000
                            B-       B3         2,000,000     SFX Broadcasting Inc., 10.75%
                                                                due 5/15/2006................     1,990,000      2,110,000
                                                              Videotron Holdings PLC:
                            B+       B3         5,500,000     11.77% due 7/01/2004(d)........     4,029,842      4,785,000
                            BB+      Ba3        2,500,000     10.625% due 2/15/2005..........     2,559,375      2,750,000
                                                                                               ------------   ------------
                                                                                                 45,693,944     47,031,065
---------------------------------------------------------------------------------------------------------------------
Building                    BB       B1         2,500,000     +Cemex S.A., 12.75% due
Materials--1.5%                                                 7/15/2006....................     2,500,000      2,793,750
                            B        B3         3,340,000     Pacific Lumber Co., 10.50% due
                                                                3/01/2003....................     3,252,088      3,390,100
                                                                                               ------------   ------------
                                                                                                  5,752,088      6,183,850
---------------------------------------------------------------------------------------------------------------------
Capital Goods--1.6%         B+       B1         1,660,000     Essex Group, Inc., 10% due
                                                                5/01/2003....................     1,668,925      1,701,500
                            B-       B3         4,500,000     International Wire Group Inc.,
                                                                11.75% due 6/01/2005.........     4,490,625      4,815,000
                                                                                               ------------   ------------
                                                                                                  6,159,550      6,516,500
---------------------------------------------------------------------------------------------------------------------
Chemicals -- 1.9%           B+       Ba3        4,100,000     Agricultural Minerals &
                                                                Chemicals Co., L.P., 10.75%
                                                                due 9/30/2003................     4,123,188      4,458,750
                            B+       Ba3        3,500,000     +ISP Holdings Inc., 9.75% due
                                                                2/15/2002....................     3,500,000      3,587,500
                                                                                               ------------   ------------
                                                                                                  7,623,188      8,046,250
---------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------
Merrill Lynch Variable Series, Inc.--High Current Income Fund
Schedule of Investments as of December 31, 1996 (continued)
------------------------------------------------------------------------------

                              S&P    Moody's     Face                                                            Value
         Industry           Ratings  Ratings    Amount                     Issue                   Cost        (Note 1a)
  ---------------------------------------------------------------------------------------------------------------------
Communications--            NR*      NR*       $3,000,000     +Comtel Brasileira Ltd., 10.75%
8.7%                                                            due 9/26/2004................  $  3,000,000   $  3,082,500
                            B-       B3         8,000,000     Millicom International Celular
                                                                S.A., 13.31% due
                                                                6/01/2006(d).................     4,555,660      4,960,000
                            CCC-     B3         6,000,000     Nextel Communications, Inc.,
                                                                14.11% due 8/15/2004(d)......     3,722,677      4,095,000
                            B        B2         3,000,000     +Paging Network, Inc., 10% due
                                                                10/15/2008...................     3,003,750      3,041,250
                            B        B3         3,000,000     Panamsat L.P., 12.16% due
                                                                8/01/2003(d).................     2,413,727      2,790,000
                            BB-      B2         3,000,000     Rogers Communications Inc.,
                                                                10.875% due 4/15/2004........     3,042,500      3,150,000
                            BB-      B1         4,000,000     Telefonica de Argentina S.A.,
                                                                11.875% due 11/01/2004.......     3,917,780      4,420,000
                            BB       B1         7,000,000     TeleWest Communications PLC,
                                                                11.45% due 10/01/2007(d).....     4,520,553      4,882,500
                            B-       B2         3,000,000     USA Mobile Communications
                                                                Holdings, Inc., 9.50% due
                                                                2/01/2004....................     2,710,000      2,850,000
                            B+       B1         1,500,000     Vanguard Cellular Systems,
                                                                9.375% due 4/15/2006.........     1,500,000      1,522,500
                            B-       B3         1,000,000     Western Wireless Corp., 10.50%
                                                                due 2/01/2007................       990,000      1,046,250
                                                                                               ------------   ------------
                                                                                                 33,376,647     35,840,000
---------------------------------------------------------------------------------------------------------------------
Computer Services--         B-       B3         3,000,000     Dictaphone Corp., 11.75% due
0.7%                                                            8/01/2005....................     2,943,750      2,760,000
---------------------------------------------------------------------------------------------------------------------
Congolomerates--            CCC+     B3         2,125,000     Interlake Corp., 12.125% due
2.0%                                                            3/01/2002....................     2,000,750      2,199,375
                            B+       B2         2,000,000     JB Poindexter & Co., 12.50% due
                                                                5/15/2004....................     2,000,000      1,950,000
                            NR*      NR*          890,000     MacAndrews & Forbes Group,
                                                                Inc.,13% due 3/01/1999.......       868,373        890,000
                                                              Sequa Corp.:
                            B+       B1           750,000     9.625% due 10/15/1999..........       740,625        772,500
                            B+       B3         2,500,000     9.375% due 12/15/2003..........     2,512,813      2,550,000
                                                                                               ------------   ------------
                                                                                                  8,122,561      8,361,875
---------------------------------------------------------------------------------------------------------------------
Consumer--                  B        NR*        5,000,000     Coleman Holdings, Inc.,
Products--5.7%                                                11.39% due 5/27/1998(d)........     4,254,825      4,150,000
                            B+       Ba3        1,250,000     Coty Inc., 10.25% due
                                                                5/01/2005....................     1,250,000      1,356,250
                            B+       Ba2        7,000,000     International Semi-Tech
                                                                Microelectronics, Inc.,
                                                                13.13% due 8/15/2003(d)......     4,229,935      4,515,000
                            B-       B2         3,619,000     Polymer Group Inc., 12.25% due
                                                                7/15/2002....................     3,678,048      3,953,758
                            B-       B2         4,500,000     Samsonite Corp., 11.125% due
                                                                7/15/2005....................     4,348,750      4,927,500
                            B+       B1         4,500,000     Sealy Corp., 9.50% due
                                                                5/01/2003....................     4,453,125      4,545,000
                                                                                               ------------   ------------
                                                                                                 22,214,683     23,447,508
---------------------------------------------------------------------------------------------------------------------
Defense--0.7%               B+       B1         3,000,000     +Newport News Ship, 9.25% due
                                                                12/01/2006...................     3,000,000      3,090,000
---------------------------------------------------------------------------------------------------------------------
Diversified--0.6%                                             Foamex L.P.:
                            B+       B1           530,000     9.50% due 6/01/2000............       517,413        537,950
                            B        B1         1,950,000     11.25% due 10/01/2002..........     1,936,375      2,067,000
                                                                                               ------------   ------------
                                                                                                  2,453,788      2,604,950
---------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------
Merrill Lynch Variable Series, Inc.--High Current Income Fund
Schedule of Investments as of December 31, 1996 (continued)
------------------------------------------------------------------------------

                              S&P    Moody's     Face                                                            Value
         Industry           Ratings  Ratings    Amount                     Issue                   Cost        (Note 1a)
  ---------------------------------------------------------------------------------------------------------------------
Energy--6.2%                B        B2        $4,500,000     Benton Oil & Gas Co, 11.625%
                                                                due 05/01/2003...............  $  4,500,000   $  4,983,750
                            B+       B1         1,750,000     +Parker Drilling Co., 9.75% due
                                                                11/15/2006...................     1,758,750      1,846,250
                            NR*      NR*        3,000,000     +Petroleo Brasileiro S.A.--
                                                                Petrobras, 10% due
                                                                10/17/2006...................     3,000,313      3,033,750
                            NR*      NR*        4,000,000     +Transamerican Exploration
                                                                Corp., 14% due 9/19/1998.....     3,960,000      4,040,000
                            CCC+     Caa        3,400,000     Transamerican Refining Corp.,
                                                                19.11% due 2/15/2002(d)......     2,731,372      2,805,000
                            BB-      B2         4,500,000     TransTexas Gas Corp., 11.50%
                                                                due 6/15/2002................     4,498,750      4,860,000
                            BB-      B1         4,500,000     Yacimientos Petroliferos
                                                                Fiscales S.A., 8% due
                                                                2/15/2004....................     3,694,375      4,342,500
                                                                                               ------------   ------------
                                                                                                 24,143,560     25,911,250
---------------------------------------------------------------------------------------------------------------------
Entertainment--1.1%         B        B2         5,000,000     Six Flags Theme Parks Corp.,
                                                                12.25% due 6/15/2005(d)......     4,237,019      4,700,000
---------------------------------------------------------------------------------------------------------------------
Financial Services--1.0%    BB-      B1         4,000,000     Reliance Group Holdings Inc.,
                                                                9.75% due 11/15/2003.........     3,898,750      4,160,000
---------------------------------------------------------------------------------------------------------------------
Food &                      B+       B1         4,500,000     Chiquita Brands International
Beverage--3.5%                                                Inc., 9.125% due 3/01/2004.....     4,448,750      4,545,000
                            NR*      NR*        1,893,000     Cumberland Farms, Inc., 10.50%
                                                                due 10/01/2003...............     1,852,774      1,807,815
                            CCC+     Caa        2,500,000     Del Monte Corp., 10% due
                                                                5/01/2003....................     2,310,000      2,387,500
                            B-       B3         1,500,000     Envirodyne Industries, Inc.,
                                                                10.25% due 12/01/2001........     1,528,125      1,436,250
                            B        B3         4,500,000     Specialty Foods Corp., 11.125%
                                                                due 10/01/2002...............     4,444,375      4,275,000
                                                                                               ------------   ------------
                                                                                                 14,584,024     14,451,565
---------------------------------------------------------------------------------------------------------------------
Foreign Government          BB-      B1         4,000,000     Republic of Argentina, 8.375%
Obligations--0.9%                                               due 12/20/2003...............     3,175,000      3,765,000
---------------------------------------------------------------------------------------------------------------------
Gaming--2.5%                B        B3         4,000,000     Greate Bay Properties, Inc.,
                                                                10.875% due 1/15/2004........     3,590,000      3,360,000
                            D        Caa        4,500,000     Harrah's Jazz Company, 14.25%
                                                                due 11/15/2001(c)............     4,468,750      2,210,625
                            BB-      B1         5,000,000     Trump Atlantic City
                                                                Association, 11.25% due
                                                                5/01/2006....................     4,961,250      4,950,000
                                                                                               ------------   ------------
                                                                                                 13,020,000     10,520,625
---------------------------------------------------------------------------------------------------------------------
Health Services--2.1%       B+       B1         4,000,000     Beverly Enterprises, Inc., 9%
                                                                due 2/15/2006................     3,740,000      4,020,000
                            B+       B2         3,000,000     Quest Diagnostic Inc., 10.75%
                                                                due 12/15/2006...............     3,000,000      3,150,000
                            B        B3         2,000,000     Unilab Corp., 11% due
                                                                4/01/2006....................     1,995,000      1,350,000
                                                                                               ------------   ------------
                                                                                                  8,735,000      8,520,000
---------------------------------------------------------------------------------------------------------------------
Home-Builders--0.6%         B-       B2         2,500,000     Del Webb Corporation, 9% due
                                                                2/15/2006....................     2,497,500      2,437,500
---------------------------------------------------------------------------------------------------------------------
Hotels--1.1%                BB-      Ba3        4,500,000     HMC Acquisition Properties, 9%
                                                                due 12/15/2007...............     4,202,500      4,567,500
---------------------------------------------------------------------------------------------------------------------
Independent Power           BB-      Ba3        2,750,000     AES China Generating Co. Ltd.
Producers--2.1%                                                 (Class A), 10.125% due
                                                                12/15/2006...................     2,747,360      2,860,000
                            BB       B2         2,500,000     California Energy Company,
                                                                Inc., 9.875% due 6/30/2003...     2,518,750      2,625,000
                            NR*      NR*        1,500,000     Consolidated Hydro, Inc.,
                                                                11.80% due 7/15/2003(d)......     1,256,950        480,000
                                                              Midland Cogeneration Venture
                                                                L.P.:
                            BB       Ba3        2,327,454     10.33% due 7/23/2002(e)........     2,367,215      2,478,739
                            B-       B2           250,000     11.75% due 7/23/2005...........       250,000        276,790
                                                                                               ------------   ------------
                                                                                                  9,140,275      8,720,529
---------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------
Merrill Lynch Variable Series, Inc.--High Current Income Fund
Schedule of Investments as of December 31, 1996 (continued)
------------------------------------------------------------------------------

                              S&P    Moody's     Face                                                            Value
         Industry           Ratings  Ratings    Amount                     Issue                   Cost        (Note 1a)
  ---------------------------------------------------------------------------------------------------------------------
Metals & Mining--           B-       B2        $4,500,000     Kaiser Aluminum Corp., 12.75%
1.8%                                                            due 2/01/2003................  $  4,770,000   $  4,837,500
                            B-       B3         3,000,000     Maxxam Group, Inc., 12.25% due
                                                                8/01/2003(d).................     2,484,169      2,557,500
                                                                                               ------------   ------------
                                                                                                  7,254,169      7,395,000
---------------------------------------------------------------------------------------------------------------------
Packaging--2.1%                                               Owens-Illinois, Inc.:
                            B+       B2         2,000,000       10% due 8/01/2002............     2,000,000      2,090,000
                            BB       Ba3        2,000,000       11% due 12/01/2003...........     2,145,312      2,225,000
                            B        B2         4,000,000     Portola Packaging Inc., 10.75%
                                                                due 10/01/2005...............     4,000,000      4,170,000
                                                                                               ------------   ------------
                                                                                                  8,145,312      8,485,000
---------------------------------------------------------------------------------------------------------------------
Paper--4.6%                 B        B3         4,000,000     Crown Paper Co., 11% due
                                                                9/01/2005....................     3,663,750      3,760,000
                            B        B2         3,000,000     Fort Howard Corp., 9% due
                                                                2/01/2006....................     2,895,000      3,030,000
                            BB-      B2         3,000,000     Repap Wisconsin Finance, Inc.,
                                                                9.25% due 2/01/2002..........     2,760,000      3,022,500
                            B        B3         4,000,000     Riverwood International Corp.,
                                                                10.875% due 4/01/2008........     3,978,750      3,700,000
                            B+       B1         2,000,000     S.D. Warren Co., 12% due
                                                                12/15/2004...................     2,000,000      2,160,000
                                                              Stone Container Corp.:
                            B+       B1         1,950,000       9.875% due 2/01/2001.........     1,869,375      1,969,500
                            BB-      B1         1,300,000       10.75% due 10/01/2002........     1,287,000      1,369,875
                                                                                               ------------   ------------
                                                                                                 18,453,875     19,011,875
---------------------------------------------------------------------------------------------------------------------
Real Estate--0.5%           NR*      NR*        3,000,000     Rockefeller Center Properties,
                                                                11.09% Inc., due 12/31/2000
                                                                (Convertible)(d).............     1,965,742      1,852,500
---------------------------------------------------------------------------------------------------------------------
Restaurants--1.5%                                             Foodmaker, Inc.:
                            B        B1         4,000,000       9.25% due 3/01/1999..........     4,010,000      4,090,000
                            CCC+     B1         2,000,000       9.75% due 11/01/2003.........     1,972,075      1,965,000
                                                                                               ------------   ------------
                                                                                                  5,982,075      6,055,000
---------------------------------------------------------------------------------------------------------------------
Retail Specialty--0.1%      D        Caa        4,500,000     Bradlees, Inc., 11% due
                                                                8/01/2002(c).................     4,466,562        472,500
---------------------------------------------------------------------------------------------------------------------
Steel--0.8%                 B        B2         3,500,000     Weirton Steel Corp., 10.75% due
                                                                6/01/2005....................     3,346,250      3,430,000
---------------------------------------------------------------------------------------------------------------------
Supermarkets--1.5%          B        B2         3,500,000     Penn Traffic American Corp.,
                                                                8.625% due 12/15/2003........     2,888,750      2,878,750
                            B        B1         1,000,000     Ralph's Grocery Co., 10.45% due
                                                                6/15/2004....................       962,500      1,063,750
                            B        B1         2,000,000     Ralph's Grocery Co. (New),
                                                                10.45% due 6/15/2004.........     1,897,358      2,125,000
                                                                                               ------------   ------------
                                                                                                  5,748,608      6,067,500
---------------------------------------------------------------------------------------------------------------------
Textiles--2.3%              B-       Caa        3,000,000     Decorative Home Accents, Inc.
                                                                (Class F), 13% due
                                                                6/30/2002....................     2,977,008      1,950,000
                            BB-      Ba3        3,500,000     Tultex Corp., 10.625% due
                                                                3/15/2005....................     3,500,000      3,815,000
                            B+       B2         3,500,000     Westpoint Stevens Industries,
                                                                Inc., 9.375% due 12/15/2005..     3,291,250      3,605,000
                                                                                               ------------   ------------
                                                                                                  9,768,258      9,370,000
---------------------------------------------------------------------------------------------------------------------
Transportation--2.5%        BB-      B1         4,000,000     Sea Containers Ltd., 12.50% due
                                                                12/01/2004...................     4,380,000      4,400,000
                            B-       B3         3,700,000     Transtar Holdings Inc., 11.02%
                                                                due 12/15/2003(d)............     2,720,132      2,960,000
                            BB       Ba2        3,000,000     Viking Star Shipping Co.,
                                                                9.625% due 7/15/2003.........     2,905,937      3,138,750
                                                                                               ------------   ------------
                                                                                                 10,006,069     10,498,750
---------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------
Merrill Lynch Variable Series, Inc.--High Current Income Fund
Schedule of Investments as of December 31, 1996 (continued)
------------------------------------------------------------------------------

                              S&P    Moody's     Face                                                            Value
         Industry           Ratings  Ratings    Amount                     Issue                   Cost        (Note 1a)
  ---------------------------------------------------------------------------------------------------------------------
Utilities--4.8%             B+       B1        $3,453,000     Beaver Valley Funding Corp., 9%
                                                                due 6/01/2017................  $  3,252,225   $  3,297,580
                                                              CTC Mansfield Funding Corp.:
                            B+       Ba3          995,000       10.25% due 3/30/2003.........       978,850      1,009,686
                            B+       Ba3        2,300,000       11.125% due 9/30/2016........     2,402,500      2,426,500
                            BB       Ba2        2,000,000     Cleveland Electric Illuminating
                                                                Co., 9.50% due 5/15/2005.....     1,996,160      2,108,760
                            BB-      B1         4,000,000     Metrogas S.A., 12% due
                                                                8/15/2000....................     3,935,000      4,390,000
                            BBB-     NR*        3,000,000     +Trans Gas de Occidente S.A.,
                                                                9.79% due 11/01/2010.........     3,000,000      3,105,000
                                                              +Tucson Electric & Power Co.:
                            NR*      NR*        3,070,687       10.21% due 1/01/2009.........     2,948,074      2,990,357
                            NR*      NR*          500,000       10.732% due 1/01/2013........       461,050        489,995
                                                                                               ------------   ------------
                                                                                                 18,973,859     19,817,878
---------------------------------------------------------------------------------------------------------------------
Waste                       D        Ca         3,500,000     Mid-American Waste Systems,
Management--0.3%                                                Inc., 12.25% due 2/15/2003...     3,555,000      1,225,000
---------------------------------------------------------------------------------------------------------------------
                                                              Total Investments in Corporate
                                                              Bonds--84.9%                      347,925,027    351,916,970
---------------------------------------------------------------------------------------------------------------------
                                                Shares
                                                 Held                Preferred Stocks
  ---------------------------------------------------------------------------------------------------------------------
Broadcasting &                                     15,259     K-III Communications Corp.
Publishing--1.8%                                                (Series B)(a)................     1,513,108      1,533,622
                                                    5,375     Time Warner Inc. (Series
                                                                M)(a)........................     5,376,812      5,831,875
                                                                                               ------------   ------------
                                                                                                  6,889,920      7,365,497
---------------------------------------------------------------------------------------------------------------------
Communications--0.7%                                3,000     +Paxson Communications(a)......     2,835,000      2,857,500
---------------------------------------------------------------------------------------------------------------------
Industrials--0.7%                                  30,000     Cablevision Systems Corp.,
                                                                (Series M)(a)................     2,617,500      2,760,000
---------------------------------------------------------------------------------------------------------------------
Packaging--0.6%                                     2,578     +Silgan Holdings Inc.(a).......     2,581,120      2,758,460
---------------------------------------------------------------------------------------------------------------------
Steel--0.7%                                       120,000     USX Capital Corp...............     3,000,000      3,045,000
---------------------------------------------------------------------------------------------------------------------
                                                              Total Investments in Preferred
                                                              Stocks--4.5%                       17,923,540     18,786,457
---------------------------------------------------------------------------------------------------------------------
                                                                       Common Stocks
  ---------------------------------------------------------------------------------------------------------------------
Broadcasting &                                     93,747     On Command Corporation (c).....     2,744,654      1,488,234
Publishing--0.3%
---------------------------------------------------------------------------------------------------------------------
Food & Beverage--0.0%                               4,300     FoodBrands America, Inc.(c)....       240,909         59,125
---------------------------------------------------------------------------------------------------------------------
Gaming--0.0%                                        2,500     Goldriver Hotel & Casino
                                                                Finance Corp. (Class B) (c)..        18,603              0
---------------------------------------------------------------------------------------------------------------------
Hotel--0.0%                                           107     Buckhead America Corp.(c)......           575            642
---------------------------------------------------------------------------------------------------------------------
Industrial Services--0.0%                             311     Thermadyne Industries,
                                                                Inc.(c)......................         4,495          8,242
---------------------------------------------------------------------------------------------------------------------
Supermarkets--0.1%                                 53,022     Grand Union Co.(c).............     3,090,000        258,482
---------------------------------------------------------------------------------------------------------------------
Textiles--0.0%                                      3,000     +Decorative Home Accents, Inc.
                                                                (Class F)(c).................        22,992         16,500
---------------------------------------------------------------------------------------------------------------------
                                                              Total Investments in Common
                                                              Stocks--0.4%                        6,122,228      1,831,225
---------------------------------------------------------------------------------------------------------------------
                                                                    Trusts and Warrants
  ---------------------------------------------------------------------------------------------------------------------
Broadcasting &                                     29,830     On Command Corporation
  Publishing--0.1%                                              (Warrants)(b)................       238,640        201,353
---------------------------------------------------------------------------------------------------------------------
Broadcasting/Cable--0.0%                           23,350     American Telecasting, Inc.
                                                                (Warrants)(b)................         4,776         52,537
---------------------------------------------------------------------------------------------------------------------
Energy--0.0%                                       42,733     Transamerican Refining Corp.
                                                                (Warrants) (b)...............        99,622         85,466
---------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------
Merrill Lynch Variable Series Funds, Inc.--High Current Income Fund
Schedule of Investments as of December 31, 1996 (concluded)
------------------------------------------------------------------------------

                                                 Shares                                                          Value
         Industry                                 Held              Trusts and Warrants            Cost        (Note 1a)
  ---------------------------------------------------------------------------------------------------------------------
Gaming--0.0%                                           250     +Goldriver Hotel & Casino
                                                                 Finance Corp., (Liquidating
                                                                 Trust)(c)...................  $      6,000   $      2,141
---------------------------------------------------------------------------------------------------------------------
                                                               Total Investments in Trusts
                                                               and Warrants--0.1%                   349,038        341,497
---------------------------------------------------------------------------------------------------------------------
                                                  Face
                                                 Amount            Short-Term Securities
  ---------------------------------------------------------------------------------------------------------------------
Commercial Paper**--3.5%                       $14,421,000     General Electric Capital
                                                                 Corp., 7.10% due
                                                                 1/02/1997...................    14,415,312     14,415,312
---------------------------------------------------------------------------------------------------------------------
US Government & Agency                                         Federal Home Loan Bank:
Obligations**--5.7%                              8,000,000       5.21% due 1/02/1997.........     7,997,684      7,997,684
                                                 8,000,000       5.49% due 1/23/1997.........     7,971,940      7,971,940
                                                 2,618,000     Federal Home Loan Mortgage
                                                                 Corp., 6.50% due 1/02/1997..     2,617,055      2,617,055
                                                 5,000,000     Federal National Mortgage
                                                                 Association, 5.45% due
                                                                 1/14/1997...................     4,989,403      4,989,403
                                                                                               ------------   ------------
                                                                                                 23,576,082     23,576,082
---------------------------------------------------------------------------------------------------------------------
                                                               Total Investments in Short-
                                                               Term Securities--9.2%             37,991,394     37,991,394
---------------------------------------------------------------------------------------------------------------------
                                                               Total Investments--99.1%......  $410,311,227    410,867,543
                                                                                               =============
                                                               Other Assets Less
                                                                 Liabilities--0.9%...........                    3,747,375
                                                                                                              ------------
                                                               Net Assets--100.0%............                 $414,614,918
                                                                                                              =============
---------------------------------------------------------------------------------------------------------------------

  * Not Rated.

 ** Commercial Paper and certain US Government & Agency Obligations are traded on a discount basis; the interest rates shown are the discount rates paid at the time of purchase by the Fund.

 (a) Represents a pay-in-kind security which may pay interest/dividend in additional face/shares.

 (b) Warrants entitle the portfolio to purchase a predetermined number of shares of common stock/face amount of bonds. The purchase price and number of shares/face amount are subject to adjustment under certain conditions until the expiration date.

 (c) Non-income producing security.

 (d) Represents a zero coupon or step bond; the interest rate shown is the effective yield at the time of purchase by the Fund.

 (e) Subject to principal paydowns.

  + Restricted security as to resale. The value of the Fund's investment in restricted securities was approximately $47,002,000, representing 11.3% of net assets.

    -----------------------------------------------------------------------------------------------------------------
                                                                                                              Value
                             Issue                                  Acquisition Date(s)        Cost         (Note 1a)
    -----------------------------------------------------------------------------------------------------------------
    Cemex S.A., 12.75% due 7/15/2006.......................                     7/16/1996   $ 2,500,000    $ 2,793,750
    Comtel Brasileira Ltd., 10.75% due 9/26/2004...........                     9/18/1996     3,000,000      3,082,500
    Decorative Home Accents, Inc. (Class F)................           6/30/1995-9/21/1995        22,992         16,500
    Globo Communicacoes Participacoes, 10.50% due
      12/20/2006...........................................         12/10/1996-12/12/1996     2,006,250      2,012,500
    Goldriver Hotel & Casino Finance Corp. (Liquidating
      Trust)...............................................                     8/31/1992         6,000          2,141
    ISP Holdings Inc., 9.75% due 2/15/2002.................                    10/21/1996     3,500,000      3,587,500
    Intermedia Capital Partners, 11.25% due 8/01/2006......         10/30/1996-11/20/1996     3,997,500      4,160,000
    Newport News Ship, 9.25% due 12/01/2006................                    11/21/1996     3,000,000      3,090,000
    Olympus Communications L.P. 10.625% due 11/15/2006.....                    11/06/1996     4,000,000      4,095,000
    Paging Network, Inc., 10% due 10/15/2008...............          11/25/1996-1/26/1996     3,003,750      3,041,250
    Parker Drilling Co., 9.75% due 11/15/2006..............                     11/6/1996     1,758,750      1,846,250
    Paxson Communications..................................                    12/19/1996     2,835,000      2,857,500
    Petroleo Brasileiro S.A. -- Petrobras,
      10% due 10/17/2006...................................         10/21/1996-11/25/1996     3,000,313      3,033,750
    Silgan Holdings Inc. ..................................           7/17/1996-10/3/1996     2,581,120      2,758,460
    Trans Gas de Occidente S.A., 9.79% due 11/01/2010......                    11/02/1995     3,000,000      3,105,000
    Transamerican Exploration Corp., 14% due 9/19/1998.....                     9/19/1996     3,960,000      4,040,000
    Tucson Electric & Power Co., 10.21% due 1/01/2009......           6/16/1993-4/01/1996     2,948,074      2,990,357
    Tucson Electric & Power Co., 10.732% due 1/01/2013.....                     3/01/1993       461,050        489,995
    -----------------------------------------------------------------------------------------------------------------
    Total                                                                                   $45,580,799    $47,002,453
                                                                                            ===========    ===========
    -----------------------------------------------------------------------------------------------------------------
    Ratings of issues shown have not been audited by Deloitte & Touche LLP.

See Notes to Financial Statements.

------------------------------------------------------------------------------
Merrill Lynch Variable Series Funds, Inc.--Index 500 Fund
Schedule of Investments as of December 31, 1996
------------------------------------------------------------------------------

                                  Shares         Value
        Common Stocks              Held        (Note 1a)
 -------------------------------------------------------
General Electric Co.++ ......         2,758   $   272,697
Coca-Cola Co.................         4,168       219,341
Exxon Corp...................         2,080       203,840
Intel Corp. .................         1,375       179,953
+Microsoft Corporation.......         2,000       165,250
Merck & Co., Inc. ...........         2,019       160,006
Philip Morris Companies,
  Inc. ......................         1,364       153,620
Royal Dutch Petroleum Co. ...           898       153,333
International Business
  Machines Corp. ............           867       130,917
Procter & Gamble Co. ........         1,143       122,872
American Telephone &
  Telegraph Co. .............         2,714       118,059
Johnson & Johnson Co. .......         2,231       110,992
Bristol-Myers Squibb Co. ....           839        91,241
Pfizer, Inc. ................         1,080        89,505
duPont (E.I.) de Nemours &
  Co. .......................           943        88,996
Wal-Mart Companies, Inc. ....         3,843        87,909
Hewlett-Packard Co. .........         1,703        85,576
American International
  Group, Inc. ...............           787        85,193
Citicorp.....................           788        81,164
Mobil Corp. .................           660        80,685
Disney (Walt) Company
  (The) .....................         1,136        79,094
PepsiCo, Inc. ...............         2,603        76,138
GTE Corp. ...................         1,611        73,301
Gillette Co. ................           927        72,074
Chevron Corp. ...............         1,093        71,045
General Motors Corp. ........         1,266        70,580
+cisco Systems, Inc. ........         1,100        69,988
Federal National Mortgage
  Association................         1,829        68,130
Lilly (Eli) & Co. ...........           924        67,452
BellSouth Corp. .............         1,664        67,184
Amoco Corp. .................           833        67,057
Abbott Laboratories..........         1,301        66,026
Chase Manhattan Corp. .......           735        65,599
Boeing Co. ..................           600        63,825
Ford Motor Co. ..............         1,986        63,304
American Home Products
  Corp. .....................         1,070        62,729
Motorola, Inc. ..............           993        60,945
BankAmerica Corp. ...........           601        59,950
Minnesota Mining &
  Manufacturing Co...........           700        58,012
Ameritech Corporation........           920        55,775
McDonald's Corp. ............         1,169        52,897
SBC Communications, Inc. ....         1,011        52,319
Lucent Technologies, Inc. ...         1,067        49,349
Travelers Corporation........         1,073        48,687
Bell Atlantic Corp. .........           733        47,462
NationsBank Corp. ...........           482        47,115
Unilever N.V. ...............           268        46,967
Columbia/HCA Healthcare
  Corp. .....................         1,125        45,844
+Oracle Corporation..........         1,100        45,787
Kimberly-Clark Corp. ........           473        45,053
American Express Co. ........           794        44,861
Eastman Kodak Co. ...........           558        44,780
Texaco Inc. .................           443        43,469
Allstate Corporation ........           745        43,117

                                  Shares         Value
        Common Stocks              Held        (Note 1a)
 -------------------------------------------------------
Wells Fargo & Co. ...........           155        41,811
Schlumberger, Ltd. ..........           413        41,248
Home Depot, Inc. ............           805        40,351
Chrysler Corp................         1,221        40,293
Schering-Plough Corp. .......           619        40,080
Monsanto Co. ................           985        38,292
MCI Communications Corp. ....         1,150        37,519
+WorldCom, Inc. .............         1,435        37,310
Emerson Electric Co. ........           376        36,378
Time Warner, Inc. ...........           953        35,737
Atlantic Richfield Co. ......           269        35,643
NYNEX Corp. .................           737        35,468
First Union Corp. ...........           475        35,150
Warner-Lambert Co. ..........           454        34,050
Pharmacia & Upjohn Inc. .....           851        33,721
+Compaq Computer Corp. ......           454        33,710
Anheuser-Busch
  Companies, Inc. ...........           837        33,480
Federal Home Loan Mortgage
  Corp. .....................           300        33,038
Dow Chemical Co. ............           407        31,899
AlliedSignal Inc. ...........           474        31,758
Campbell Soup Co. ...........           392        31,458
BancOne Corp. ...............           716        30,788
Morgan (J.P.) & Co., Inc. ...           312        30,459
Computer Associates
  International, Inc. .......           611        30,397
Sears, Roebuck & Co. ........           656        30,258
Sara Lee Corporation.........           811        30,210
Lockheed Martin Corp. .......           323        29,554
Nike, Inc. (Class B) ........           483        28,859
Sprint Corp. ................           721        28,750
First Chicago Corp. .........           534        28,702
Xerox Corp. .................           544        28,628
First Data Corporation.......           750        27,375
Medtronic, Inc. .............           401        27,268
Norwest Corp. ...............           620        26,970
Northern Telecom Ltd. .......           433        26,792
United Technologies Corp. ...           403        26,598
WMX Technologies, Inc. ......           813        26,524
Pacific Telesis Group........           718        26,386
US West Communications
  Group......................           800        25,800
Southern Co. ................         1,129        25,544
Union Pacific Corp. .........           410        24,651
+Amgen, Inc. ................           450        24,469
Seagram Co. Ltd. ............           625        24,219
Caterpillar, Inc. ...........           321        24,155
Kellogg Co. .................           353        23,166
McDonnell Douglas Corp. .....           355        22,720
Colgate-Palmolive Co. .......           246        22,694
Merrill Lynch & Co., Inc. ...           276        22,494
+Rockwell International
  Corp. .....................           366        22,280
Bank of New York Co.,
  Inc. ......................           657        22,174
Burlington Northern Santa Fe
  Inc. ......................           256        22,112
Heinz (H.J.) Company.........           616        22,022
+3Com Corp. .................           300        21,975
Fleet Financial Group,
  Inc. ......................           439        21,895
General Re Corp. ............           138        21,770
PNC Bank Corp. ..............           571        21,484

------------------------------------------------------------------------------
Merrill Lynch Variable Series Funds, Inc.--Index 500 Fund
Schedule of Investments as of December 31, 1996 (continued)
------------------------------------------------------------------------------

                                  Shares         Value
        Common Stocks              Held        (Note 1a)
 -------------------------------------------------------
+Airtouch Communications,
  Inc. ......................           840        21,210
Automatic Data
  Processing, Inc............           486        20,837
Westinghouse Electric
  Corp.......................         1,046        20,789
+Viacom, Inc. (Class B)......           593        20,681
International Paper Co. .....           503        20,309
Texas Instruments, Inc. .....           318        20,272
Aetna Inc. ..................           252        20,160
ConAgra, Inc. ...............           403        20,049
Archer-Daniels-Midland
  Co. .......................           911        20,042
May Department Stores Co. ...           422        19,728
Phillips Petroleum Co. ......           441        19,514
+US West Media Group,
  Inc. ......................         1,046        19,351
CoreStates Financial
  Corp. .....................           373        19,349
KeyCorp......................           378        19,089
Raytheon Co. ................           395        19,009
Penney (J.C.) Co. ...........           387        18,866
Baxter International,
  Inc. ......................           457        18,737
CPC International, Inc. .....           241        18,678
Aluminum Co. of America......           291        18,551
Sun Trust Banks, Inc. .......           374        18,419
Norfolk & Southern Corp. ....           210        18,375
Enron Corp. .................           426        18,371
Loews Corporation............           193        18,190
+Boston Scientific Corp. ....           298        17,880
Dean Witter, Discover &
  Co. .......................           269        17,821
Corning, Inc. ...............           385        17,806
Gannett Co., Inc. ...........           236        17,671
Deere & Co. .................           433        17,591
PPG Industries, Inc. ........           307        17,230
CIGNA Corp. .................           126        17,215
Barrick Gold Corporation.....           598        17,193
Unocal Corp. ................           420        17,062
National City Corporation....           372        16,693
General Mills, Inc. .........           263        16,668
+Seagate Technology, Inc. ...           420        16,590
Illinois Tool Works Inc. ....           207        16,534
Walgreen Co. ................           412        16,480
Bank of Boston Corp. ........           256        16,448
Boatmen's Bancshares,
  Inc. ......................           250        16,094
+Dell Computer Corp. ........           300        15,938
Weyerhaeuser Co. ............           332        15,728
Chubb Corp. .................           292        15,695
+CUC International, Inc. ....           659        15,651
Wachovia Corp. ..............           277        15,650
Duke Power Company...........           338        15,633
MBNA Corp. ..................           373        15,479
Mellon Bank Corp. ...........           217        15,407
+Sun Microsystems, Inc. .....           600        15,375
First Bank Systems, Inc. ....           225        15,356
CSX Corp. ...................           363        15,337
Texas Utilities Company......           376        15,322
Albertson's, Inc. ...........           422        15,034
Household International,
  Inc. ......................           162        14,945
Morgan Stanley Group,
  Inc. ......................           255        14,567
Pacific Gas and Electric
  Co. .......................           691        14,511
Edison International.........           726        14,429
Gap, Inc. ...................           475        14,309
+TCI Communications, Inc.
  (Class A)..................         1,100        14,300

                                  Shares         Value
        Common Stocks              Held        (Note 1a)
 -------------------------------------------------------
Dayton Hudson Corporation
  (Class A)..................           363        14,248
American Brands, Inc. .......           285        14,143
AMP, Inc. ...................           368        14,122
FPL Group, Inc. .............           307        14,122
Honeywell, Inc. .............           212        13,939
American General Corp. ......           341        13,938
United Healthcare
  Corporation................           308        13,860
Tyco International, Ltd. ....           262        13,853
+Toys 'R' Us, Inc. ..........           459        13,770
Pitney Bowes, Inc. ..........           249        13,570
Barnett Banks, Inc. .........           327        13,448
+AMR Corp. ..................           152        13,395
Goodyear Tire & Rubber
  Co. .......................           260        13,357
Conrail, Inc. ...............           134        13,350
ITT Hartford Group Inc. .....           197        13,297
Textron Inc. ................           139        13,101
Ralston Purina Co. ..........           177        12,987
Air Products and Chemicals,
  Inc. ......................           187        12,926
+EMC Corporation.............           390        12,919
American Electric Power
  Company, Inc. .............           314        12,913
+HFS Inc. ...................           216        12,906
+Tenneco, Inc. ..............           286        12,906
Occidental Petroleum
  Corp. .....................           551        12,880
Alcan Aluminium, Ltd. .......           379        12,744
Avon Products, Inc. .........           223        12,739
Halliburton Co. .............           210        12,653
Mattel, Inc. ................           455        12,626
Fifth Third Bank.............           200        12,550
Marsh & McLennan Companies,
  Inc. ......................           120        12,480
Union Pacific Resources
  Group......................           418        12,226
Praxair, Inc. ...............           262        12,085
+Federated Department
  Stores, Inc. ..............           348        11,876
Marriott International,
  Inc. ......................           214        11,823
Bankers Trust New York
  Corp. .....................           137        11,816
Crown Company, Inc. .........           215        11,691
Dominion Resources, Inc. ....           302        11,627
Consolidated Edison Company
  of New York................           394        11,525
USX Marathon Group, Inc. ....           482        11,508
Panenergy Corporation........           253        11,385
+Tellabs, Inc. ..............           300        11,287
Alco Standard Corp. .........           218        11,254
Aon Corporation..............           181        11,245
Hershey Foods Corporation....           257        11,244
USBANCORP., Inc. ............           250        11,219
Service Corporation..........           395        11,060
International Georgia-Pacific
  Corp. .....................           153        11,016
Wrigley (WM) Jr. Co. (Class
  B).........................           195        10,969
Public Service Enterprise
  Group, Inc. ...............           399        10,873
Hilton Hotels Corporation....           414        10,816
+Applied Materials, Inc. ....           300        10,763
Entergy Corp. ...............           387        10,739
TRW Inc. ....................           213        10,543

------------------------------------------------------------------------------
Merrill Lynch Variable Series Funds, Inc.--Index 500 Fund
Schedule of Investments as of December 31, 1996 (continued)
------------------------------------------------------------------------------

                                  Shares         Value
        Common Stocks              Held        (Note 1a)
 -------------------------------------------------------
Burlington Resources Inc. ...           209        10,528
+Computer Sciences
  Corporation................           127        10,430
Thermo Electron
  Corporation................           249        10,271
Lowe's Companies, Inc. ......           289        10,259
Micron Technology, Inc. .....           350        10,194
PacifiCorp...................           494        10,127
UST, Inc. ...................           312        10,101
ALLTEL Corp. ................           318         9,977
American Stores Company......           244         9,974
Williams Companies, Inc. ....           262         9,844
+Kroger Co. .................           211         9,811
Unicom Corp. ................           361         9,792
Sysco Corp. .................           300         9,787
Comcast Corp.--Special (Class
  A).........................           550         9,763
Morton International,
  Inc. ......................           239         9,739
Masco Corporation............           269         9,684
Freeport-McMoRan Copper &
  Gold Inc. (Class B)........           324         9,680
Pioneer Hi-Bred
  International, Inc.........           138         9,660
Cognizant Corporation........           287         9,471
Dover Corp. .................           188         9,447
Comerica Inc. ...............           180         9,428
+Digital Equipment
  Corporation................           259         9,421
Peco Energy Co. .............           373         9,418
Browning Ferris Industries,
  Inc. ......................           356         9,345
Carolina Power & Light
  Company....................           254         9,271
Lincoln National Corp. ......           175         9,187
Dresser Industries, Inc. ....           294         9,114
Becton, Dickinson and
  Company....................           209         9,065
Central and South West
  Corp. .....................           353         9,046
Amerada Hess Corporation.....           156         9,029
Eaton Corp. .................           129         8,998
Genuine Parts Company........           202         8,989
Inco Ltd. ...................           282         8,989
Houston Industries Inc. .....           393         8,892
UNUM Corporation.............           123         8,887
Greentree Financial Corp. ...           230         8,884
Delta Air Lines, Inc. .......           125         8,859
CINergy Corporation .........           264         8,811
+Price/Costco, Inc. .........           350         8,794
Consolidated Natural
  Gas Co. ...................           159         8,785
Fluor Corporation............           140         8,785
Transamerica Corporation.....           111         8,769
Rohm & Haas Co. .............           107         8,734
Placer Dome Inc. ............           401         8,722
+Cabletron Systems, Inc. ....           262         8,712
Union Carbide Corp. .........           213         8,706
Quaker Oats Company..........           228         8,692
Clorox Company...............            86         8,632
Salomon Inc. ................           183         8,624
Coastal Corp. ...............           176         8,602
+Federal Express Corp. ......           191         8,500
+ITT Corp. ..................           195         8,458
+K Mart Corp. ...............           811         8,414
Newell Co. ..................           266         8,379


                                  Shares         Value
        Common Stocks              Held        (Note 1a)
 -------------------------------------------------------
Baker Hughes, Inc. ..........           242         8,349
Limited, Inc. (The)..........           454         8,342
International Flavors &
  Fragrances, Inc. ..........           185         8,325
Times Mirror Co. ............           166         8,258
Rite Aid Corporation.........           205         8,149
St. Paul Companies, Inc. ....           139         8,149
Ingersoll-Rand Company.......           183         8,144
Tribune Co. .................           103         8,124
Providian Corporation........           157         8,066
Sherwin-Williams Company.....           144         8,064
Northrop Grumman Corp. ......            97         8,027
Winn-Dixie Stores, Inc. .....           253         8,001
+Tenet Healthcare Corp. .....           364         7,962
Donnelley (R.R.) & Sons
  Co. .......................           252         7,907
DTE Energy Holdings
  Company....................           243         7,867
SAFECO Corporation...........           200         7,850
Grace (W.R.) & Co. ..........           149         7,711
McGraw-Hill, Inc. ...........           167         7,703
Cooper Industries, Inc. .....           181         7,625
Republic New York
  Corporation................            93         7,591
MGIC Investment Corp. .......            99         7,524
Nucor Corporation............           147         7,497
General Dynamics
  Corporation................           106         7,473
Newmont Mining Corporation...           167         7,473
+Silicon Graphics, Inc. .....           293         7,471
Sonat, Inc. .................           145         7,467
Hercules Inc. ...............           171         7,396
Phelps Dodge Corporation.....           109         7,357
CVS Corporation..............           177         7,323
MBIA, Inc. ..................            72         7,290
VF Corp. ....................           107         7,222
Eastman Chemical Co. ........           130         7,183
Grainger (W.W.) Inc. ........            89         7,142
Guidant Corp. ...............           124         7,068
Willamette Industries,
  Inc. ......................           100         6,962
Champion International
  Corp. .....................           160         6,920
+Autozone, Inc. .............           250         6,875
General Public Utilities Corp....         202       6,792
+Bay Networks Inc. ..........           325         6,784
Dun & Bradstreet Corp. ......           285         6,769
Jefferson Pilot Corp. .......           119         6,738
Allegheny Teledyne Inc. .....           292         6,716
Case Corp. ..................           123         6,704
Great Western Financial
  Corp. .....................           231         6,699
Baltimore Gas &
  Electric Company...........           247         6,607
Union Electric Company.......           171         6,583
Interpublic Group of
  Companies, Inc. ...........           136         6,460
+Western Atlas, Inc. ........            90         6,379
PP&L Resources Inc. .........           272         6,256
Frontier Corp. ..............           273         6,177
TJX Companies Inc. ..........           130         6,159
New York Times Co. ..........           162         6,156
Avery Dennison Corp. ........           174         6,155
Golden West Financial
  Corporation................            96         6,060
Laidlaw Inc. ................           526         6,049

------------------------------------------------------------------------------
Merrill Lynch Variable Series Funds, Inc.--Index 500 Fund
Schedule of Investments as of December 31, 1996 (continued)
------------------------------------------------------------------------------

                                  Shares         Value
        Common Stocks              Held        (Note 1a)
 -------------------------------------------------------
Reynolds Metals Co. .........           107         6,032
Raychem Corp. ...............            75         6,009
Knight-Ridder, Inc. .........           157         6,005
Torchmark Corp. .............           118         5,959
+Advanced Micro Devices, Inc. ...         229       5,897
Dillard Department
  Stores Inc. ...............           190         5,866
Columbia Gas System, Inc. ...            92         5,854
Kerr-McGee Corp. ............            81         5,832
Whirlpool Corp. .............           125         5,828
Ohio Edison Company..........           256         5,824
+St. Jude Medical, Inc. .....           136         5,797
+LSI Logic Corporation.......           216         5,778
Ahmanson (H.F) & Co. ........           177         5,753
Johnson Controls, Inc. ......            69         5,718
Rubbermaid Inc. .............           251         5,710
Beneficial Corp. ............            90         5,704
+National Semiconductor
  Corp. .....................           232         5,655
Hasbro, Inc. ................           144         5,598
Union Camp Corp. ............           117         5,587
Dana Corp. ..................           171         5,579
Tupperware Corporation.......           104         5,577
Harcourt General Inc. .......           119         5,489
Dow Jones & Co. , Inc. ......           162         5,488
Mallinckrodt Group Inc. .....           124         5,471
+Novell, Inc. ...............           575         5,427
Southwest Airlines Co. ......           243         5,376
Northern States Power Co. ...           116         5,321
Brown-Forman Corp. (Class
  B).........................           116         5,307
Nordstrom, Inc. .............           150         5,306
+Andrew Corp. ...............           100         5,300
+Humana, Inc. ...............           272         5,202
Mead Corp. ..................            88         5,115
PACCAR Inc. .................            75         5,081
Block (H & R), Inc. .........           174         5,046
Temple-Inland Inc. ..........            93         5,034
Great Lakes Chemical
  Corporation................           106         4,956
+General Instrument Corp. ...           229         4,952
Circuit City Stores, Inc. ...           164         4,941
Pall Corp. ..................           193         4,921
Westvaco Corp. ..............           171         4,916
+Woolworth Corp. ............           224         4,900
+Fruit of the Loom, Inc. ....           129         4,886
ITT Industries Inc. .........           198         4,851
Parker Hannifin Corp. .......           125         4,844
Armstrong World
  Industries, Inc. ..........            69         4,796
James River Corp. of
  Virginia...................           144         4,770
Ashland Oil Inc. ............           108         4,739
+Ceridian Corp. .............           116         4,698
Sigma-Aldrich Corp. .........            75         4,678
Liz Claiborne, Inc. .........           120         4,635
Engelhard Corporation........           241         4,609
Deluxe Corporation...........           138         4,520
Harris Corp. ................            65         4,461
Wendy's International,
  Inc. ......................           217         4,448
Black & Decker Corporation...           147         4,428
USX-US Steel Group, Inc......           141         4,424
Pennzoil Co. ................            78         4,407

                                  Shares         Value
        Common Stocks              Held        (Note 1a)
 -------------------------------------------------------
+Oryx Energy Co. ............           176         4,356
+FMC Corporation.............            62         4,348
Pacific Enterprises..........           142         4,313
Tandy Corp. .................            98         4,312
Perkin-Elmer Corporation.....            72         4,239
+Apple Computer, Inc. .......           200         4,150
United States Surgical
  Corp. .....................           105         4,134
Nalco Chemical Company.......           113         4,082
Ecolab Inc. .................           108         4,064
USF&G Corp. .................           194         4,050
Stanley Works................           149         4,023
Whitman Corp. ...............           174         3,980
Brunswick Corp. .............           165         3,960
Thomas & Betts Corp. ........            89         3,949
Harnischfeger Industries,
  Inc. ......................            82         3,946
Allergan, Inc. ..............           110         3,919
Reebok International Ltd. ...            93         3,906
Ryder System, Inc. ..........           137         3,853
Louisiana-Pacific Corp. .....           182         3,845
+ALZA Corp. .................           142         3,674
Owens-Corning Fiberglass
  Corp. .....................            86         3,666
Cyprus Amax Minerals Co. ....           156         3,647
Goodrich (B.F.) Co. .........            90         3,645
Snap-On, Inc. ...............           102         3,634
General Signal Corporation...            84         3,591
+DSC Communications Corp. ...           200         3,575
American Greetings Corp.
  (Class A)..................           125         3,547
Noram Energy Corp. ..........           230         3,536
Homestake Mining Company.....           246         3,506
Giant Food, Inc. (Class A)...           100         3,450
+Harrah's Entertainment,
  Inc. ......................           172         3,419
Moore Corp. Ltd. ............           167         3,403
Santa Fe Pacific Gold
  Corp. .....................           220         3,382
Maytag Corp. ................           168         3,318
Polaroid Corp. ..............            76         3,306
Echlin Inc. .................           104         3,289
Bausch & Lomb, Inc. .........            93         3,255
Bemis Company, Inc. .........            88         3,245
+Rowan Companies, Inc. ......           143         3,235
Pep Boys--Manny, Moe &
  Jack.......................           105         3,229
Super Valu, Inc. ............           113         3,206
Mercantile Stores
  Company, Inc. .............            62         3,061
Louisiana Land &
  Exploration Co. ...........            57         3,057
Cummins Engine
  Company, Inc. .............            66         3,036
Biomet, Inc. ................           200         3,025
National Service
  Industries, Inc. ..........            80         2,990
Millipore Corp. .............            72         2,979
Sun Company, Inc. ...........           122         2,974
NICOR Inc. ..................            83         2,967
Manor Care, Inc. ............           105         2,835
Tektronix, Inc. .............            55         2,819
Cooper Tire & Rubber Co. ....           138         2,726
+Tandem Computers, Inc. .....           198         2,722
Worthington Industries,
  Inc. ......................           150         2,719
ENSERCH Corporation..........           117         2,691

------------------------------------------------------------------------------
Merrill Lynch Variable Series Funds, Inc.--Index 500 Fund
Schedule of Investments as of December 31, 1996 (concluded)
------------------------------------------------------------------------------

                                  Shares         Value
        Common Stocks              Held        (Note 1a)
 -------------------------------------------------------
Bard (C.R.), Inc. ...........            96         2,688
Battle Mountain Gold
  Company....................           376         2,585
Boise Cascade Corp. .........            81         2,572
Foster Wheeler Corp. ........            68         2,525
+USAir Group, Inc. ..........           108         2,524
Stone Container Corp. .......           166         2,469
+Amdahl Corp. ...............           203         2,461
Shared Medical Systems
  Corp. .....................            50         2,456
+Niagara Mohawk Power
  Corp. .....................           242         2,390
Timken Co. ..................            52         2,385
Meredith Corp. ..............            45         2,374
+King World Productions,
  Inc. ......................            63         2,323
Darden Restaurants, Inc. ....           264         2,310
Alberto-Culver Company (Class
  B).........................            47         2,256
Crane Co. ...................            77         2,233
Helmerich & Payne, Inc. .....            42         2,189
+Beverly Enterprises,
  Inc. ......................           166         2,117
Briggs & Stratton Corp. .....            48         2,112
+Santa Fe Energy
  Resources, Inc. ...........           152         2,109
Autodesk, Inc. ..............            75         2,100
Potlatch Corp. ..............            48         2,064
Great Atlantic & Pacific Tea
  Co., Inc. .................            64         2,040
Peoples Energy Corp. ........            59         1,999
+Unisys Corp. ...............           293         1,978
Scientific-Atlanta, Inc. ....           130         1,950
USLIFE Corp. ................            58         1,928
Russell Corp. ...............            64         1,904
Centex Acceptance Corp. .....            48         1,806
ASARCO, Inc. ................            72         1,791
Harland John H. Company......            52         1,716
Trinova Corp. ...............            47         1,710
+Bethlehem Steel Corp. ......           187         1,683
Fleetwood Enterprises,
  Inc. ......................            60         1,650
Inland Steel Co. ............            82         1,640
Longs Drug Stores Corp. .....            33         1,621
Safety-Kleen Corp. ..........            98         1,605
EG&G, Inc. ..................            79         1,590
Echo Bay Mines Ltd. .........           233         1,544

                                  Shares         Value
        Common Stocks              Held        (Note 1a)
 -------------------------------------------------------
McDermott International,
  Inc. ......................            92         1,529
Cincinnati Milacron, Inc. ...            67         1,466
Springs Industries, Inc. ....            34         1,462
ONEOK, Inc. .................            46         1,380
Jostens, Inc. ...............            65         1,373
Ball Corp. ..................            51         1,326
Alexander & Alexander
  Services, Inc. ............            76         1,321
Caliber Systems, Inc. .......            66         1,271
Eastern Enterprises..........            34         1,203
Pulte Corp. .................            39         1,199
+Navistar International
  Corp. .....................           123         1,122
Fleming Companies, Inc. .....            63         1,087
+Data General Corp. .........            66           957
Coors (Adolph) Co. (Class
  B).........................            50           950
+Charming Shoppes, Inc. .....           175           875
Kaufman and Broad Home
  Corp. .....................            65           837
Stride Rite Corp. ...........            83           830
Nacco Industries, Inc. (Class
  A).........................            15           802
+Intergraph Corp. ...........            75           769
+Armco, Inc. ................           179           738
Giddings & Lewis, Inc. ......            50           644
-------------------------------------------------------
Total Common Stocks
(Cost--$9,340,272)--88.3%....                   9,488,361
-------------------------------------------------------
Short-Term Obligations--
US Government Agency               Face
Obligations*                      Amount
-------------------------------------------------------
Federal Home Loan
  Mortgage Corp., 6.50% due
  1/02/1997..................    $1,356,000     1,355,755
-------------------------------------------------------
Total Short-Term Obligations
(Cost--$1,355,755)--12.6%....                   1,355,755
-------------------------------------------------------
Total Investments
(Cost--$10,696,027)--100.9%..                  10,844,116
Variation Margin on Stock
  Index Futures
  Contracts**--(0.3%)........                     (29,200)
Liabilities in Excess of
  Other Assets--(0.6%).......                     (63,076)
                                              -----------
Net Assets--100.0%...........                 $10,751,840
                                              ===========

------------------------------------------------------------------------------

+   Non-income producing security.

++ Portion of holdings pledged as collateral for stock index futures contracts.

* Certain US Government Agency Obligations are traded on a discount basis; the interest rate shown is the discount rate paid at the time of purchase by the Fund.

** Stock index futures contracts purchased as of December 31, 1996 were as follows:

----------------------------------------------------------------
Number of                             Expiration        Value
Contracts            Issue               Date         (Note 1b)
----------------------------------------------------------------
    4         S&P 500 Stock Index     March 1997     $ 1,489,000
----------------------------------------------------------------
Total Stock Index Futures Contracts Purchased
(Contract Price--$1,483,955)....................     $ 1,489,000
                                                     ===========
------------------------------------------------------------

See Notes to Financial Statements.

------------------------------------------------------------------------------
Merrill Lynch Variable Series Funds, Inc.--International Equity Focus Fund
Schedule of Investments as of December 31, 1996                (in US dollars)
------------------------------------------------------------------------------

                                       Shares                                                    Value       Percent of
     AFRICA           Industry          Held               Investments             Cost        (Note 1a)     Net Assets
 ---------------------------------------------------------------------------------------------------------------------
South Africa     Banking                   14,500   Nedcor Ltd. (ADR)(a)(d)..  $    210,250   $    194,010        0.1%
                                          102,858   Nedcor Ltd. (GDR)(b)(e)..     1,097,188      1,376,240        0.4
                                           10,072   Nedcor Ltd. (Ordinary)...       148,818        137,855        0.0
                                                                                -----------         ------
                                                                                  1,456,256      1,708,105        0.5
                 -----------------------------------------------------------------------------------------------------
                 Beverages                138,736   South African Breweries,
                                                      Ltd....................     3,702,680      3,515,872        1.0
                 -----------------------------------------------------------------------------------------------------
                 Entertainment            496,000   Sun International (South
                                                      Africa), Ltd...........       613,843        397,776        0.1
                 -----------------------------------------------------------------------------------------------------
                 Mining                     5,150   Anglo American Corp. of
                                                      South Africa, Ltd......       347,236        283,602        0.1
                                           23,800   Anglo American Corp. of
                                                      South Africa, Ltd.
                                                      (ADR)(a)...............     1,522,851      1,291,150        0.4
                                           47,300   Evander Gold Mines Ltd...       511,564        404,619        0.1
                                                                                -----------         ------
                                                                                  2,381,651      1,979,371        0.6
---------------------------------------------------------------------------------------------------------------------
                                                    Total Investments in
                                                    Africa                        8,154,430      7,601,124        2.2
---------------------------------------------------------------------------------------------------------------------
 LATIN AMERICA
 ---------------------------------------------------------------------------------------------------------------------
Argentina        Banking                   60,853   Banco Frances del Rio de
                                                      la Plata S.A.
                                                      (ADR)(a)...............     1,345,168      1,673,458        0.5
                 -----------------------------------------------------------------------------------------------------
                 Oil & Related            246,594   Companhia Naviera Perez
                                                      Companc
                                                      S.A.C.F.I.M.F.A. (Class
                                                      B).....................     1,604,857      1,733,903        0.5
                 -----------------------------------------------------------------------------------------------------
                 Telecommunications        14,300   Telefonica de Argentina
                                                      S.A. (Class B)
                                                      (ADR)(a)...............       351,750        370,013        0.1
                 -----------------------------------------------------------------------------------------------------
                                                    Total Investments in
                                                    Argentina                     3,301,775      3,777,374        1.1
---------------------------------------------------------------------------------------------------------------------
Brazil           Banking              139,240,000   Banco Bradesco S.A. PN
                                                      (Preferred)............     1,075,689      1,009,219        0.3
                 -----------------------------------------------------------------------------------------------------
                 Beverages              3,270,000   Companhia Cervejaria
                                                      Brahma S.A. PN
                                                      (Preferred)............     1,637,606      1,787,814        0.5
                 -----------------------------------------------------------------------------------------------------
                 Telecommunications        75,755   Telecomunicacoes
                                                      Brasileiras S.A.-
                                                      Telebras (ADR)(a)......     3,897,541      5,795,258        1.7
                 -----------------------------------------------------------------------------------------------------
                 Utilities                 41,000   Companhia Energetica de
                                                      Minas Gerais S.A.
                                                      (CEMIG) (ADR)(a).......     1,253,624      1,383,750        0.4
                 -----------------------------------------------------------------------------------------------------
                                                    Total Investments in
                                                    Brazil                        7,864,460      9,976,041        2.9
---------------------------------------------------------------------------------------------------------------------
Chile            Telecommunications        18,100   Compania de
                                                      Telecomunicaciones de
                                                      Chile S.A. (ADR)(a)....     1,410,403      1,830,363        0.5
                 -----------------------------------------------------------------------------------------------------
                 Utilities                 20,480   Enersis S.A. (ADR)(a)....       530,086        568,320        0.2
                 -----------------------------------------------------------------------------------------------------
                                                    Total Investments in
                                                    Chile                         1,940,489      2,398,683        0.7
---------------------------------------------------------------------------------------------------------------------
Mexico           Beverages                 35,970   Panamerican Beverages,
                                                      Inc. (Class A).........     1,640,662      1,686,094        0.5
                 -----------------------------------------------------------------------------------------------------
                 Broadcast--Media          19,000   Grupo Televisa, S.A. de
                                                      C.V. (GDR)(b)(d).......       530,765        486,875        0.1
                 -----------------------------------------------------------------------------------------------------
                 Building &               264,950   Apasco, S.A. de C.V.
                 Construction                         'A'....................     1,593,376      1,817,723        0.5
                 -----------------------------------------------------------------------------------------------------
                 Health & Personal         65,885   Kimberly-Clark de Mexico,
                                                      S.A. de C.V. (ADR)(a)..     2,460,495      2,520,101        0.7
                 -----------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------
Merrill Lynch Variable Series, Inc.--International Equity Focus Fund
Schedule of Investments as of December 31, 1996 (continued)    (in US dollars)
------------------------------------------------------------------------------

 LATIN AMERICA                         Shares                                                    Value       Percent of
  (concluded)         Industry          Held               Investments             Cost        (Note 1a)     Net Assets
 ---------------------------------------------------------------------------------------------------------------------
Mexico           Multi-Industry           269,200   Grupo Carso, S.A. de C.V.
(concluded)                                           'A1'...................     2,259,825      1,419,362        0.4
                 -----------------------------------------------------------------------------------------------------
                 Telecommunications       269,200   Carso Global Telecom,
                                                      S.A. de C.V. 'A1'
                                                      (d)....................       709,354        625,887        0.2
                 -----------------------------------------------------------------------------------------------------
                                                    Total Investments in
                                                    Mexico                        9,194,477      8,556,042        2.4
---------------------------------------------------------------------------------------------------------------------
                                                    Total Investments in
                                                    Latin America                22,301,201     24,708,140        7.1
---------------------------------------------------------------------------------------------------------------------
    PACIFIC
     BASIN
 ---------------------------------------------------------------------------------------------------------------------
Australia        Food & Beverage          192,019   Coca-Cola Amatil, Ltd.
                                                      (Ordinary).............     1,289,134      2,051,145        0.6
                 -----------------------------------------------------------------------------------------------------
                 Media                     89,939   The News Corp., Ltd.
                                                      (Ordinary).............       431,743        474,292        0.1
                                           52,364   The News Corp., Ltd.
                                                      (Preferred)............       222,611        232,890        0.1
                                                                                -----------         ------
                                                                                    654,354        707,182        0.2
                 -----------------------------------------------------------------------------------------------------
                 Merchandising             18,700   Amway Asia Pacific
                                                      Ltd.(ADR)(a)...........       725,368        792,413        0.2
                 -----------------------------------------------------------------------------------------------------
                 Natural Gas               37,943   Broken Hill Proprietary
                 Pipelines                            Co. ...................       452,087        540,007        0.1
                 -----------------------------------------------------------------------------------------------------
                 Property                 371,927   Lend Lease Corp. ........     4,978,452      7,207,380        2.1
                 -----------------------------------------------------------------------------------------------------
                                                    Total Investments in
                                                    Australia                     8,099,395     11,298,127        3.2
---------------------------------------------------------------------------------------------------------------------
Hong Kong        Banking                  354,242   HSBC Holdings PLC........     4,447,990      7,580,431        2.2
                                           34,000   J.C.G. Holdings Ltd......        32,167         33,191        0.0
                                                                                -----------         ------
                                                                                  4,480,157      7,613,622        2.2
                 -----------------------------------------------------------------------------------------------------
                 Diversified              854,140   Hutchison Whampoa Ltd. ..     4,945,751      6,709,207        1.9
                 -----------------------------------------------------------------------------------------------------
                 Foods                  3,166,000   C.P. Pokphand Co.,
                                                      Ltd. ..................     1,084,557      1,238,318        0.4
                                        4,224,000   Tingyi (Cayman Islands)
                                                      Holdings Co. (d).......     1,113,725      1,105,974        0.3
                                                                                -----------         ------
                                                                                  2,198,282      2,344,292        0.7
                 -----------------------------------------------------------------------------------------------------
                 Insurance                176,000   National Mutual Asia
                                                      Ltd. ..................       184,973        167,261        0.0
                 -----------------------------------------------------------------------------------------------------
                 Multi-Industry           399,000   Swire Pacific Ltd. (Class
                                                      A).....................     2,742,209      3,804,791        1.1
                 -----------------------------------------------------------------------------------------------------
                 Property                 527,000   Cheung Kong (Holdings)
                                                      Ltd. ..................     3,684,755      4,684,672        1.4
                                        4,192,000   China Overseas Land &
                                                      Investment.............     1,182,026      2,127,437        0.6
                                                                                -----------         ------
                                                                                  4,866,781      6,812,109        2.0
                 -----------------------------------------------------------------------------------------------------
                                                    Total Investments in Hong
                                                    Kong                         19,418,153     27,451,282        7.9
---------------------------------------------------------------------------------------------------------------------
Japan            Automobiles              440,000   Suzuki Motor Corp.
                                                      (Ordinary).............     4,988,943      4,027,634        1.2
                 -----------------------------------------------------------------------------------------------------
                 Capital Goods            911,000   Mitsubishi Heavy
                                                      Industries, Ltd........     7,221,146      7,237,651        2.1
                 -----------------------------------------------------------------------------------------------------
                 Chemicals                347,000   Shin-Etsu Chemical Co.,
                                                      Ltd. (Ordinary)........     6,674,107      6,322,712        1.8
                 -----------------------------------------------------------------------------------------------------
                 Electrical                84,000   Chudenko Corp.
                 Construction                         (Ordinary).............     2,961,934      2,422,798        0.7
                                           61,000   Taihei Dengyo Kaisha,
                                                      Ltd. ..................     1,103,158        605,786        0.2
                                                                                -----------         ------
                                                                                  4,065,092      3,028,584        0.9
                 -----------------------------------------------------------------------------------------------------
                 Electrical               219,000   Murata Manufacturing Co.,
                 Equipment                            Ltd. ..................     8,117,559      7,281,088        2.1
                                          515,000   NEC Corp. ...............     6,701,653      6,226,252        1.8
                                          118,000   Rohm Co., Ltd. ..........     4,979,943      7,744,387        2.2
                                          261,000   Sharp Corporation........     4,076,502      3,718,912        1.0
                                                                                -----------         ------
                                                                                 23,875,657     24,970,639        7.1
                 -----------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------
Merrill Lynch Variable Series, Inc.--International Equity Focus Fund
Schedule of Investments as of December 31, 1996 (continued)    (in US dollars)
------------------------------------------------------------------------------

    PACIFIC
     BASIN                             Shares                                                    Value       Percent of
  (continued)         Industry          Held               Investments             Cost        (Note 1a)     Net Assets
 ---------------------------------------------------------------------------------------------------------------------
Japan            Insurance                365,000   Dai-Tokyo Fire & Marine
(concluded)                                           Insurance Co., Ltd. ...     2,575,006      1,938,472        0.5
                                          187,000   Koa Fire & Marine
                                                      Insurance Co., Ltd. ...     1,281,743        907,548        0.3
                                          166,000   Mitsui Fire & Marine
                                                      Insurance Co., Ltd. ...     1,353,118        893,074        0.2
                                          118,000   Nichido Fire & Marine
                                                      Insurance Co., Ltd. ...       917,801        672,539        0.2
                                          152,000   Nippon Fire & Marine
                                                      Insurance Co., Ltd. ...     1,069,498        689,119        0.2
                                          498,000   Sumitomo Marine & Fire
                                                      Insurance Co., Ltd. ...     4,176,958      3,096,373        0.9
                                          330,000   Tokio Marine & Fire
                                                      Insurance Co., Ltd.
                                                      (Ordinary).............     3,890,208      3,106,218        0.9
                                          268,000   Yasuda Marine & Fire
                                                      Insurance Co., Ltd. ...     2,004,769      1,393,230        0.4
                                                                               ------------   ------------   ----------
                                                                                 17,269,101     12,696,573        3.6
                 -----------------------------------------------------------------------------------------------------
                 Office Equipment         408,000   Canon, Inc. (Ordinary)...     7,392,805      9,019,689        2.6
                 -----------------------------------------------------------------------------------------------------
                 Packaging                194,000   Toyo Seikan Kaisha, Ltd.
                                                      (Ordinary).............     6,036,561      4,674,093        1.3
                 -----------------------------------------------------------------------------------------------------
                 Pharmaceuticals          197,000   Sankyo Co., Ltd.
                                                      (Ordinary).............     4,452,652      5,579,965        1.6
                                          140,000   Taisho Pharmaceutical
                                                      Co., Ltd. (Ordinary)...     2,828,042      3,300,518        0.9
                                                                               ------------   ------------   ----------
                                                                                  7,280,694      8,880,483        2.5
                 -----------------------------------------------------------------------------------------------------
                 Retailing                127,000   Ito Yokado Co., Ltd.
                                                      (Ordinary).............     7,163,905      5,527,461        1.6
                 -----------------------------------------------------------------------------------------------------
                 Tire & Rubber            197,000   Bridgestone Corp.........     3,447,899      3,742,660        1.1
                 -----------------------------------------------------------------------------------------------------
                                                    Total Investments in
                                                    Japan                        95,415,910     90,128,179       25.8
---------------------------------------------------------------------------------------------------------------------
Malaysia         Airlines                 351,000   Malaysian Airline System
                                                      BHD....................       895,065        910,515        0.3
                 -----------------------------------------------------------------------------------------------------
                 Banking                  247,000   Arab-Malaysian Merchant
                                                      Bank Holding BHD.......     1,760,803      2,073,822        0.6
                                          257,000   Malayan Banking BHD......     2,320,535      2,849,901        0.8
                                          598,666   Public Bank (Malaysia)
                                                      BHD 'Foreign'..........     1,055,118      1,268,461        0.4
                                                                               ------------   ------------   ----------
                                                                                  5,136,456      6,192,184        1.8
                 -----------------------------------------------------------------------------------------------------

                 Building Products        300,500   Hume Industries
                                                      (Malaysia) BHD.........     1,773,006      1,892,257        0.5
                 -----------------------------------------------------------------------------------------------------
                 Diversified              690,000   Renong Berhad............     1,129,538      1,224,238        0.3
                 Holdings
                 -----------------------------------------------------------------------------------------------------
                 Printing/Publishing       232,000  The New Straits Times
                                                      Press BHD (Malaysia)...     1,308,148      1,341,465        0.4
                 -----------------------------------------------------------------------------------------------------
                 Telecommunications       568,000   Technology Resources
                                                      Industries BHD (d).....     1,803,275      1,120,253        0.3
                                            8,000   Telekom Malaysia BHD
                                                      (d)....................        69,490         71,287        0.0
                                                                               ------------   ------------   ----------
                                                                                  1,872,765      1,191,540        0.3
                 -----------------------------------------------------------------------------------------------------
                 Utilities--Electric       114,000  Tenaga Nasional BHD......       523,137        546,297        0.2
                 -----------------------------------------------------------------------------------------------------
                                                    Total Investments in
                                                    Malaysia                     12,638,115     13,298,496        3.8
---------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------
Merrill Lynch Variable Series, Inc.--International Equity Focus Fund
Schedule of Investments as of December 31, 1996 (continued)    (in US dollars)
------------------------------------------------------------------------------

    PACIFIC
     BASIN                             Shares                                                    Value       Percent of
  (concluded)         Industry          Held               Investments             Cost        (Note 1a)     Net Assets
 ---------------------------------------------------------------------------------------------------------------------
New Zealand      Chemicals                 10,000   Fernz Corporation
                                                      Ltd. ..................        27,213         34,319        0.0
                 -----------------------------------------------------------------------------------------------------
                 Electronics               17,000   PDL Holdings Ltd. .......        82,587         92,023        0.0
                 -----------------------------------------------------------------------------------------------------
                 Foods                    548,600   Wrightson Ltd. ..........       418,731        477,473        0.2
                 -----------------------------------------------------------------------------------------------------
                 Telecommunications        60,000   Telecom Corporation of
                                                      New Zealand............       256,371        306,532        0.1
                 -----------------------------------------------------------------------------------------------------
                 Textiles                  93,450   Lane Walker Rudkin
                                                      Industries, Ltd. ......       109,531        112,413        0.0
                 -----------------------------------------------------------------------------------------------------
                                                    Total Investments in New
                                                    Zealand                         894,433      1,022,760        0.3
---------------------------------------------------------------------------------------------------------------------

South Korea      Telecommunications        79,207   Korea Mobile
                                                      Telecommunications
                                                      Corp. (ADR)(a).........       986,349      1,019,790        0.3
                 -----------------------------------------------------------------------------------------------------
                 Utilities                 17,580   Korea Electric Power
                                                      Corp. .................       752,967        513,315        0.1
                 -----------------------------------------------------------------------------------------------------
                                                    Total Investments in
                                                    South Korea                   1,739,316      1,533,105        0.4
---------------------------------------------------------------------------------------------------------------------
Thailand         Banking                  108,500   Finance One Public Co.,
                                                      Ltd 'Foreign'..........       856,748        219,987        0.1
                                          430,500   Krung Thai Bank Public
                                                      Co., Ltd. .............     2,013,799        830,887        0.3
                                          410,800   Phatra Thanakit Public
                                                      Co., Ltd. 'Foreign'....     2,925,216      1,169,275        0.3
                                                                               ------------   ------------   ----------
                                                                                  5,795,763      2,220,149        0.7
                 -----------------------------------------------------------------------------------------------------
                 Utilities--              518,000   TelecomAsia Corporation
                 Communications                       Public Company Ltd.
                                                      'Foreign' (d)..........       990,931      1,080,555        0.3
                 -----------------------------------------------------------------------------------------------------
                                                    Total Investments in
                                                    Thailand                      6,786,694      3,300,704        1.0
---------------------------------------------------------------------------------------------------------------------
                                                    Total Investments in the
                                                    Pacific Basin               144,992,016    148,032,653       42.4
---------------------------------------------------------------------------------------------------------------------
 SOUTHEAST ASIA
 ---------------------------------------------------------------------------------------------------------------------
India            Automobiles               26,300   Ashok Leyland Ltd.
                                                      (GDR)(b)...............       302,506        243,933        0.1
                                           20,000   Ashok Leyland Ltd.
                                                      (GDR)(b)(e)............       255,800        185,500        0.0
                                                                               ------------   ------------   ----------
                                                                                    558,306        429,433        0.1
                 -----------------------------------------------------------------------------------------------------
                 Hotels                    14,700   East India Hotels Ltd.
                                                      (GDR)(b)(d)(e).........       404,100        345,450        0.1
                                           13,300   Indian Hotels Co., Ltd.
                                                      (GDR)(b)(e)............       299,250        339,150        0.1
                                                                               ------------   ------------   ----------
                                                                                    703,350        684,600        0.2
                 -----------------------------------------------------------------------------------------------------
                 Machinery &               49,500   Larsen & Toubro Ltd.
                 Engineering                          (GDR)(b)(e)............       888,875        712,800        0.2
                 -----------------------------------------------------------------------------------------------------
                 Utilities                103,750   BSES Ltd.(GDR)(b)........     2,025,897      2,126,875        0.6
                 -----------------------------------------------------------------------------------------------------
                                                    Total Investments in
                                                    India                         4,176,428      3,953,708        1.1
---------------------------------------------------------------------------------------------------------------------
Indonesia        Building Materials       305,000   PT Semen Gresik..........       992,608        981,787        0.3
                 -----------------------------------------------------------------------------------------------------
                 Food & Household         614,000   PT Wicaksana Overseas
                 Products                             International..........       574,396        702,160        0.2
                 -----------------------------------------------------------------------------------------------------
                 Telecommunications        50,000   P.T. Kabelmetal Indonesia
                                                      (Rights)++.............             0              0        0.0
                                           24,100   P.T. Telekomunikasi
                                                      Indonesia (ADR)(a).....       786,702        831,450        0.2
                                                                               ------------   ------------   ----------
                                                                                    786,702        831,450        0.2
                 -----------------------------------------------------------------------------------------------------
                                                    Total Investments in
                                                    Indonesia                     2,353,706      2,515,397        0.7
---------------------------------------------------------------------------------------------------------------------
                                                    Total Investments in
                                                    Southeast Asia                6,530,134      6,469,105        1.8
---------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------
Merrill Lynch Variable Series, Inc.--International Equity Focus Fund
Schedule of Investments as of December 31, 1996 (continued)    (in US dollars)
------------------------------------------------------------------------------


                                       Shares                                                    Value       Percent of
 WESTERN EUROPE       Industry          Held               Investments             Cost        (Note 1a)     Net Assets
 ---------------------------------------------------------------------------------------------------------------------
Czech Republic   Broadcast--Media          10,000   Central European Media
                                                      Enterprises Ltd. (Class
                                                      A) (d).................       275,000        312,500        0.1
                 -----------------------------------------------------------------------------------------------------
                                                    Total Investments in the
                                                    Czech Republic                  275,000        312,500        0.1
---------------------------------------------------------------------------------------------------------------------
Finland          Diversified               24,500   Outokumpu OY.............       412,272        417,907        0.1
                 -----------------------------------------------------------------------------------------------------
                 Paper & Forest           154,100   Enso-Gutzeit OY (Class A)
                 Products                             (d)....................     1,154,546      1,248,980        0.4
                                          149,200   Metsa Serla OY (Class
                                                      B).....................     1,124,023      1,118,489        0.3
                                           73,900   UPM-Kymmene OY (d).......     1,409,376      1,525,499        0.4
                                                                               ------------   ------------   ----------
                                                                                  3,687,945      3,892,968        1.1
                 -----------------------------------------------------------------------------------------------------
                                                    Total Investments in
                                                    Finland                       4,100,217      4,310,875        1.2
---------------------------------------------------------------------------------------------------------------------
France           Automobiles                6,027   Peugeot S.A..............       792,975        678,444        0.2
                 -----------------------------------------------------------------------------------------------------
                 Banking                   15,900   Compagnie Financiere de
                                                      Paribas (Ordinary).....       867,231      1,075,426        0.3
                                           18,900   Compangie Financiere de
                                                      Suez (Ordinary)........       743,625        803,651        0.2
                                            6,050   Societe Generale de
                                                      Surveillance S.A.
                                                      (Class A) (Ordinary)...       634,340        654,212        0.2
                                                                               ------------   ------------   ----------
                                                                                  2,245,196      2,533,289        0.7
                 -----------------------------------------------------------------------------------------------------
                 Building &                 8,777   Bouygues S.A.............       908,125        910,182        0.3
                 Construction
                 -----------------------------------------------------------------------------------------------------
                 Communication             10,027   Alcatel Alsthom Cie
                 Equipment                            Generale d'Electricite
                                                      S.A....................       932,571        805,562        0.2
                 -----------------------------------------------------------------------------------------------------
                 Foods                      4,300   Groupe Danone S.A........       683,124        599,248        0.2
                 -----------------------------------------------------------------------------------------------------
                 Insurance                 16,340   Assurances Generales de
                                                      France S.A. (AGF)......       416,753        527,554        0.2
                 -----------------------------------------------------------------------------------------------------
                 Multi-Industry             2,969   EuraFrance S.A...........       918,349      1,283,057        0.4
                 -----------------------------------------------------------------------------------------------------
                 Oil & Related             13,220   Societe Nationale Elf
                                                      Aquitaine..............       967,228      1,203,509        0.3
                 -----------------------------------------------------------------------------------------------------
                 Semiconductor              5,650   SGS-Thomson
                                                      Microelectronics N.V.
                                                      (d)....................       259,759        399,682        0.1
                 -----------------------------------------------------------------------------------------------------
                 Steel                     75,498   Usinor-Sacilor S.A.......     1,116,040      1,098,708        0.3
                 -----------------------------------------------------------------------------------------------------
                                                    Total Investments in
                                                    France                        9,240,120     10,039,235        2.9
---------------------------------------------------------------------------------------------------------------------
Germany          Automobiles                3,418   Volkswagen AG............     1,285,442      1,421,852        0.4
                 -----------------------------------------------------------------------------------------------------
                 Banking                   29,610   Commerzbank AG...........       700,836        752,519        0.2
                                            3,100   Deutsche Bank AG
                                                      (Ordinary).............       151,032        144,875        0.0
                                           19,800   Deutsche Bank AG
                                                      (Warrants)(c)..........       169,779        111,966        0.0
                                                                               ------------   ------------   ----------
                                                                                  1,021,647      1,009,360        0.2
                 -----------------------------------------------------------------------------------------------------
                 Chemicals                  4,199   Henkel KGaA (d)..........       180,333        201,421        0.1
                                           42,527   Henkel KGaA (Preferred)..     1,764,347      2,136,716        0.6
                                                                               ------------   ------------   ----------
                                                                                  1,944,680      2,338,137        0.7
                 -----------------------------------------------------------------------------------------------------
                 Engineering &              1,800   Philipp Holzmann AG (d)..       688,665        421,190        0.1
                 Construction
                 -----------------------------------------------------------------------------------------------------
                 Machinery                 17,250   Kloeckner Werke AG (d)...     1,232,262        801,674        0.2
                 -----------------------------------------------------------------------------------------------------
                 Machinery &                3,511   Thyssen AG (Ordinary)....       652,027        623,011        0.2
                 Equipment
                 -----------------------------------------------------------------------------------------------------
                 Metals                     1,290   Degussa AG...............       462,391        584,001        0.2
                 -----------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------
Merrill Lynch Variable Series, Inc.--International Equity Focus Fund
Schedule of Investments as of December 31, 1996 (continued)    (in US dollars)
------------------------------------------------------------------------------

    WESTERN                            Shares
     EUROPE                             Held/                                                    Value       Percent of
  (continued)         Industry       Face Amount           Investments             Cost        (Note 1a)     Net Assets
 ---------------------------------------------------------------------------------------------------------------------
Germany          Retail                     1,940   Karstadt AG..............       757,073        655,704        0.2
(concluded)      -----------------------------------------------------------------------------------------------------
                 Retail Specialty           5,500   Moebel Walther...........       306,369        296,718        0.1
                 -----------------------------------------------------------------------------------------------------
                                                    Total Investments in
                                                    Germany                       8,350,556      8,151,647        2.3
---------------------------------------------------------------------------------------------------------------------
Greece           Banking                   10,850   Ergo Bank S.A.
                                                      (Registered)...........       471,469        550,512        0.2
                 -----------------------------------------------------------------------------------------------------
                 Beverages                 44,109   Hellenic Bottling Co.
                                                      S.A....................     1,176,157      1,414,760        0.4
                 -----------------------------------------------------------------------------------------------------
                                                    Total Investments in
                                                    Greece                        1,647,626      1,965,272        0.6
---------------------------------------------------------------------------------------------------------------------
Hungary          Telecommunications         5,500   Magyar TarKozlesi
                                                      Reszvenytarsasag
                                                      (Ordinary) (d)(e)......       910,789      1,191,213        0.4
                 -----------------------------------------------------------------------------------------------------
                                                    Total Investments in
                                                    Hungary                         910,789      1,191,213        0.4
---------------------------------------------------------------------------------------------------------------------
Ireland          Insurance                157,000   Irish Life PLC...........       526,948        727,894        0.2
                 -----------------------------------------------------------------------------------------------------
                 Packaging &              297,800   Jefferson Smurfit Group
                 Containers                           PLC (Ordinary).........       888,436        858,467        0.3
                 -----------------------------------------------------------------------------------------------------
                                                    Total Investments in
                                                    Ireland                       1,415,384      1,586,361        0.5
---------------------------------------------------------------------------------------------------------------------
Italy            Building Materials       109,418   Italcementi S.p.A........       607,540        612,582        0.2
                 -----------------------------------------------------------------------------------------------------
                 Chemicals              2,243,560   Montedison S.p.A. (d)....     1,966,796      1,527,970        0.4
                 -----------------------------------------------------------------------------------------------------
                 Diversified            1,411,500   Compagnie Industrial
                                                      Riunite S.p.A. (CIR)
                                                      (d)....................     1,306,203        869,259        0.3
                                          335,500   Compagnie Industrial
                                                      Riunite S.p.A. (CIR)
                                                      (NC Savings) (d).......       157,313        109,163        0.0
                                                                               ------------   ------------   ----------
                                                                                  1,463,516        978,422        0.3
                 -----------------------------------------------------------------------------------------------------
                 Insurance                 60,500   Assicurazioni Generali
                                                      S.p.A..................     1,392,767      1,145,645        0.3
                                          713,560   Istituto Nazionale della
                                                      Assicurazioni (INA)
                                                      S.p.A..................     1,027,949        928,697        0.3
                                                                               ------------   ------------   ----------
                                                                                  2,420,716      2,074,342        0.6
                 -----------------------------------------------------------------------------------------------------
                 Oil & Related            264,000   Ente Nazionale
                                                      Idrocarburi S.p.A.
                                                      (ENI)..................     1,102,238      1,353,690        0.4
                 -----------------------------------------------------------------------------------------------------
                 Telecommunications       643,016   Stet Societa Finanziaria
                                                      Telefonica S.p.A.......     1,452,678      2,170,563        0.6
                 -----------------------------------------------------------------------------------------------------
                 Tire & Rubber   Lit   967,974,800  Pirelli S.p.A. 5% due
                                                      12/31/1998.............       681,998        706,097        0.2
                 -----------------------------------------------------------------------------------------------------
                                                    Total Investments in
                                                    Italy                         9,695,482      9,423,666        2.7
---------------------------------------------------------------------------------------------------------------------
Netherlands      Chemicals                  6,660   Akzo Nobel N.V...........       823,170        910,637        0.3
                                           24,770   European Vinyls
                                                      Corporation
                                                      International N.V......     1,064,893        786,440        0.2
                                                                               ------------   ------------   ----------
                                                                                  1,888,063      1,697,077        0.5
                 -----------------------------------------------------------------------------------------------------
                 Electrical                29,250   Philips Electronics
                 Equipment                            N.V....................     1,055,864      1,186,269        0.3
                 -----------------------------------------------------------------------------------------------------
                 Engineering &              8,550   Kondor Wessels Groep NV..       301,062        346,260        0.1
                 Construction
                 -----------------------------------------------------------------------------------------------------
                 Holding Company           13,600   Internatio-Muller NV.....       300,713        341,970        0.1
                 -----------------------------------------------------------------------------------------------------
                 Insurance                 56,055   Internationale Nederlanden
                                                      Groep N.V..............     1,629,332      2,020,059        0.6
                 -----------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------
Merrill Lynch Variable Series, Inc.--International Equity Focus Fund
Schedule of Investments as of December 31, 1996 (continued)    (in US dollars)
------------------------------------------------------------------------------

    WESTERN
     EUROPE                            Shares                                                    Value       Percent of
  (continued)         Industry          Held               Investments             Cost        (Note 1a)     Net Assets
 ---------------------------------------------------------------------------------------------------------------------
Netherlands      Telecommunications        25,700   Koninklijke PTT Nederland
(concluded)                                           N.V....................       600,608        561,350        0.1
                 -----------------------------------------------------------------------------------------------------
                 Transportation            22,350   KLM Royal Dutch Airlines
                                                      N.V....................       655,652        629,322        0.2
                 -----------------------------------------------------------------------------------------------------
                                                    Total Investments in the
                                                    Netherlands                   6,431,294      6,782,307        1.9
---------------------------------------------------------------------------------------------------------------------
Norway           Consumer Goods            17,618   Orkla A.S. (Class A).....       918,190      1,216,618        0.3
                 -----------------------------------------------------------------------------------------------------
                 Oil & Gas Producers        36,005  Saga Petroleum A.S.
                                                      (Class B)..............       396,180        558,728        0.2
                 -----------------------------------------------------------------------------------------------------
                                                    Total Investments in
                                                    Norway                        1,314,370      1,775,346        0.5
---------------------------------------------------------------------------------------------------------------------
Poland           Automotive &              19,000   T.C. Debica S.A. (d).....       299,311        424,344        0.1
                 Equipment
                 -----------------------------------------------------------------------------------------------------
                 Banking                   17,078   Wielkopolsky Bank
                                                      Kredytowy S.A..........       108,118        115,617        0.1
                 -----------------------------------------------------------------------------------------------------
                 Engineering &            188,300   Mostostal-Export S.A.....       512,705        446,831        0.1
                 Construction
                 -----------------------------------------------------------------------------------------------------
                                                    Total Investments in
                                                    Poland                          920,134        986,792        0.3
---------------------------------------------------------------------------------------------------------------------
Portugal         Forest Products           38,273   Sonae Investimentos --
                                                      SGPS S.A...............       880,494      1,212,390        0.3
                 -----------------------------------------------------------------------------------------------------
                                                    Total Investments in
                                                    Portugal                        880,494      1,212,390        0.3
---------------------------------------------------------------------------------------------------------------------
Russia           Natural Gas               36,194   RAO Gazprom
                                                      (ADR)(a)(d)(e).........       622,839        642,444        0.2
                 -----------------------------------------------------------------------------------------------------
                                                    Total Investments in
                                                    Russia                          622,839        642,444        0.2
---------------------------------------------------------------------------------------------------------------------
Spain            Engineering &              3,500   Fomento de Construciones Y
                 Construction                         Contratas S.A..........       289,804        326,095        0.1
                 -----------------------------------------------------------------------------------------------------
                 Financial Services        16,500   Argentaria Corp. Bancaria
                                                      de Espana..............       704,967        738,161        0.2
                 -----------------------------------------------------------------------------------------------------
                                                    Total Investments in
                                                    Spain                           994,771      1,064,256        0.3
---------------------------------------------------------------------------------------------------------------------
Sweden           Appliances                20,481   Electrolux AB............     1,002,283      1,190,092        0.3
                 -----------------------------------------------------------------------------------------------------
                 Banking                    7,549   Sparbanken Sverige AB
                                                      (Class A)..............        93,787        129,601        0.0
                 -----------------------------------------------------------------------------------------------------
                 Building Related          47,531   Svedala Industry AB......       690,761        805,551        0.2
                 -----------------------------------------------------------------------------------------------------
                 Engineering               27,400   SKF AB 'A'...............       496,206        629,215        0.2
                 -----------------------------------------------------------------------------------------------------
                 Forest Products           37,800   Mo Och Domsjo AB-'B'
                                                      Free...................       962,403      1,064,945        0.3
                                          432,300   Rottneros Bruks AB.......       666,730        548,701        0.2
                                           91,500   Stora Kopparbergs
                                                      Bergslags AB...........     1,152,700      1,262,069        0.4
                                                                               ------------   ------------   ----------
                                                                                  2,781,833      2,875,715        0.9
                 -----------------------------------------------------------------------------------------------------
                 Insurance                 50,335   Forsakrings AB Skandia...     1,198,333      1,425,481        0.4
                 -----------------------------------------------------------------------------------------------------
                 Metals & Mining           46,553   Avesta Sheffield AB......       411,954        502,076        0.1
                 -----------------------------------------------------------------------------------------------------
                 Pharmaceutical--          19,005   Astra 'A' Fria...........       833,308        939,792        0.3
                 Prescription
                 -----------------------------------------------------------------------------------------------------
                                                    Total Investments in
                                                    Sweden                        7,508,465      8,497,523        2.4
---------------------------------------------------------------------------------------------------------------------
Switzerland      Banking                   10,360   CS Holding AG
                                                      (Registered)...........     1,060,531      1,064,013        0.3
                 -----------------------------------------------------------------------------------------------------
                 Chemicals                  1,375   Clariant AG
                                                      (Registered)...........       449,723        588,493        0.2
                 -----------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------
Merrill Lynch Variable Series, Inc.--International Equity Focus Fund
Schedule of Investments as of December 31, 1996 (continued)    (in US dollars)
------------------------------------------------------------------------------

    WESTERN
     EUROPE                            Shares                                                    Value       Percent of
  (concluded)         Industry          Held               Investments             Cost        (Note 1a)     Net Assets
 ---------------------------------------------------------------------------------------------------------------------
Switzerland      Diversified               13,805   Oerlikon-Buehrle Holdings
(concluded)                                           AG (d).................     1,459,291      1,361,114        0.4
                 -----------------------------------------------------------------------------------------------------
                 Jewelry                    4,738   SMH AG (Societe Suisse pour
                                                      la Microelectronique et
                                                      l'Horlogerie)..........       673,901        675,947        0.2
                 -----------------------------------------------------------------------------------------------------
                 Leisure                      798   Fotolabo S.A.............       331,433        309,949        0.1
                 -----------------------------------------------------------------------------------------------------
                 Machinery                    417   Saurer AG (d)............       181,527        180,654        0.0
                 -----------------------------------------------------------------------------------------------------
                                                    Total Investments in
                                                    Switzerland                   4,156,406      4,180,170        1.2
---------------------------------------------------------------------------------------------------------------------
Turkey           Beverages              7,915,658   Erciyas Biracilik Ve Malt
                                                      Sanayii A.S............     1,131,316        858,809        0.2
                 -----------------------------------------------------------------------------------------------------
                 Metal Fabricating      7,949,486   Eregli Demir Ve Celik
                                                      Fabrikalari T.A.S......       941,635        954,232        0.3
                 -----------------------------------------------------------------------------------------------------
                 Retail Stores          1,398,387   Migros Turk A.S..........       997,813      1,710,861        0.5
                 -----------------------------------------------------------------------------------------------------
                                                    Total Investments in
                                                    Turkey                        3,070,764      3,523,902        1.0
---------------------------------------------------------------------------------------------------------------------
United Kingdom   Beverages                151,140   Grand Metropolitan PLC
                                                      (Ordinary) (d).........       958,951      1,189,423        0.3
                                           42,433   Matthew Clark PLC........       411,176        188,745        0.1
                                                                               ------------   ------------   ----------
                                                                                  1,370,127      1,378,168        0.4
                 -----------------------------------------------------------------------------------------------------
                 Chemicals                 94,500   Inspec Group PLC.........       285,567        342,742        0.1
                                            6,183   Millennium Chemicals Inc.
                                                      (d)....................       177,414        109,748        0.0
                                                                               ------------   ------------   ----------
                                                                                    462,981        452,490        0.1
                 -----------------------------------------------------------------------------------------------------
                 Computer Services         26,190   Misys PLC................       323,536        497,793        0.1
                 -----------------------------------------------------------------------------------------------------
                 Congolomerates           432,825   Hanson PLC (Ordinary)....       734,719        607,191        0.2
                 -----------------------------------------------------------------------------------------------------
                 Diversified              100,000   Peninsular & Oriental
                                                      Steam Navigation Co.
                                                      (The)..................       802,965      1,009,372        0.3
                 -----------------------------------------------------------------------------------------------------
                 Food & Household          85,336   Cadbury Schweppes PLC....       679,109        719,015        0.2
                 Products
                 -----------------------------------------------------------------------------------------------------
                 Food Manufacturing        62,660   Unilever PLC.............     1,180,687      1,518,470        0.4
                 -----------------------------------------------------------------------------------------------------
                 Industrial--Other        134,000   Tomkins PLC (d)..........       461,257        618,967        0.2
                 -----------------------------------------------------------------------------------------------------
                 Insurance                110,150   Prudential Corp. PLC.....       588,540        926,205        0.3
                 -----------------------------------------------------------------------------------------------------
                 Pharmaceuticals           51,700   Glaxo Holdings PLC.......       679,333        838,490        0.2
                 -----------------------------------------------------------------------------------------------------
                 Real Estate               60,000   Land Securities PLC......       593,293        766,781        0.2
                 -----------------------------------------------------------------------------------------------------
                 Retail                   196,500   Tesco PLC (Ordinary).....       901,348      1,193,411        0.3
                 -----------------------------------------------------------------------------------------------------
                 Retail Trade             389,160   ASDA Group PLC...........       716,019        818,903        0.2
                 -----------------------------------------------------------------------------------------------------
                 Tobacco                   43,282   Imperial Tobacco Group
                                                      PLC (d)................       301,618        279,897        0.1
                 -----------------------------------------------------------------------------------------------------
                 Utilities                 60,000   Anglian Water PLC........       491,821        605,623        0.2
                                           60,000   Severn Trent PLC.........       514,675        683,636        0.2
                                          115,500   United Utilities PLC.....     1,024,248      1,227,080        0.4
                                           50,000   Yorkshire Water PLC......       482,984        603,057        0.2
                                                                               ------------   ------------   ----------
                                                                                  2,513,728      3,119,396        1.0
                 -----------------------------------------------------------------------------------------------------
                 Utilities--              104,623   Cable & Wireless PLC.....       698,024        868,992        0.3
                 Communications
                 -----------------------------------------------------------------------------------------------------
                                                    Total Investments in the
                                                    United Kingdom               13,007,284     15,613,541        4.5
---------------------------------------------------------------------------------------------------------------------
                                                    Total Investments in
                                                    Western Europe               74,541,995     81,259,440       23.3
---------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------
Merrill Lynch Variable Series, Inc.--International Equity Focus Fund
Schedule of Investments as of December 31, 1996 (continued)    (in US dollars)
------------------------------------------------------------------------------

   SHORT-TERM                           Face                                                     Value       Percent of
   SECURITIES                          Amount         Short-Term Securities        Cost        (Note 1a)     Net Assets
 ---------------------------------------------------------------------------------------------------------------------
                 Commercial Paper*   US$5,000,000   Alpine Securitization
                                                      Co., 5.33% due
                                                      1/16/1997..............     4,988,156      4,988,156        1.4
                                        7,000,000   Dean Witter, Discover &
                                                      Co., 5.45% due
                                                      1/15/1997..............     6,984,104      6,984,104        2.0
                                       16,682,000   General Motors Accept-
                                                      ance Corp., 7.50% due
                                                      1/02/1997..............    16,675,049     16,675,049        4.8
                                                                               ------------   ------------   ----------
                                                                                 28,647,309     28,647,309        8.2
                 -----------------------------------------------------------------------------------------------------
                 Commercial          A$10,660,744   Westpac Banking Corp.,
                 Paper -- Foreign*                    6.17% due 5/15/1997....     8,238,547      8,288,961        2.4
                 -----------------------------------------------------------------------------------------------------
                 Foreign Government  L  4,250,000   UK Treasury Bill, 6.11%
                 Obligations*                         due 2/17/1997..........     6,996,929      7,217,474        2.0
                 -----------------------------------------------------------------------------------------------------
                 US Government &                    Federal National
                 Agency                               Mortgage Association:
                 Obligations*        US$5,000,000     5.23% due 1/07/1997....     4,994,915      4,994,915        1.4
                                        5,000,000     5.49% due 1/24/1997....     4,981,700      4,981,700        1.4
                                                    United States Treasury
                                                    Bills+:
                                       11,000,000     4.93% due 1/09/1997....    10,986,443     10,989,660        3.2
                                       12,000,000     4.98% due 1/09/1997....    11,985,060     11,988,720        3.5
                                          350,000     4.94% due 1/30/1997....       348,559        348,681        0.1
                                        1,600,000     4.99% due 1/30/1997....     1,593,347      1,593,968        0.5
                                           10,000     4.75% due 2/27/1997....         9,923          9,923        0.0
                                           30,000     4.81% due 2/27/1997....        29,768         29,768        0.0
                                           90,000     4.82% due 2/27/1997....        89,301         89,305        0.0
                                          150,000     5% due 2/27/1997.......       148,792        148,842        0.0
                                          320,000     5.01% due 2/27/1997....       317,417        317,530        0.1
                                                                               ------------   ------------   ----------
                                                                                 35,485,225     35,493,012       10.2
---------------------------------------------------------------------------------------------------------------------
                                                    Total Investments in
                                                    Short-Term Securities        79,368,010     79,646,756       22.8
---------------------------------------------------------------------------------------------------------------------
                                       Nominal
                                    Value/Number
                                    of Contracts
    OPTIONS                          Covered by                                  Premiums
   PURCHASED                           Options                Issue                Paid
 ---------------------------------------------------------------------------------------------------------------------
                 Call Options                 348   Nikkei, expiring June
                 Purchased                            1997 at 22,000.........       106,592         57,556        0.0
                 -----------------------------------------------------------------------------------------------------
                 Currency Put           5,600,000   German Deutschemark,
                 Options Purchased                    expiring July 1997 at
                                                      DM1.55.................        64,848         94,640        0.0
                                        1,600,000   Japanese Yen, expiring
                                                     February 1997 at Y115...         9,040         22,997        0.0
                                       17,000,000   Japanese Yen, expiring
                                                      July 1997 at Y115.5....       237,575        306,000        0.1
                                        4,600,000   Swiss Franc, expiring
                                                      July 1997 at
                                                      Chf1.285...............        62,100        194,120        0.1
                                                                               ------------   ------------   ----------
                                                                                    373,563        617,757        0.2
                 -----------------------------------------------------------------------------------------------------
                 Put Options                   35   Bovespa, expiring Febru-
                 Purchased                            ary 1997 at 64,469.....       117,250         29,962        0.0
                 -----------------------------------------------------------------------------------------------------
                                                    Total Options Purchased         597,405        705,275        0.2
---------------------------------------------------------------------------------------------------------------------
                                                    Total Investments           336,485,191    348,422,493       99.8
---------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------
Merrill Lynch Variable Series Funds, Inc.--International Equity Focus Fund Schedule of Investments as of December 31, 1996 (concluded) (in US dollars)
------------------------------------------------------------------------------

                                       Nominal
                                    Value/Number
                                    of Contracts
                                     Covered by                                  Premiums        Value       Percent of
OPTIONS WRITTEN                        Options                Issue              Received      (Note 1a)     Net Assets
 ---------------------------------------------------------------------------------------------------------------------
                 Call Options                  35   Bovespa, expiring
                 Written                              February 1997 at
                                                      64,469.................      (117,250)      (154,869)       0.0
                 -----------------------------------------------------------------------------------------------------
                                                    Total Options Written          (117,250)      (154,869)       0.0
---------------------------------------------------------------------------------------------------------------------
                 Total Investments, Net of Options Written...................  $336,367,941    348,267,624       99.8
                                                                               =============
                 Variation Margin on Stock Index Futures Contracts**.........                       51,556        0.0
                 Unrealized Depreciation on Forward Foreign Exchange
                 Contracts***................................................                         (305)       0.0
                 Other Assets Less Liabilities...............................                      760,954        0.2
                                                                                              ------------   ----------
                 Net Assets..................................................                 $349,079,829      100.0%
                                                                                              =============  ===========
---------------------------------------------------------------------------------------------------------------------
(a) American Depositary Receipts (ADR).
(b) Global Depositary Receipts (GDR).
(c) Warrants entitle the Fund to purchase a predetermined number of shares of common stock. The purchase price and the number of shares are subject to adjustment under certain conditions until the expiration date.
(d) Non-income producing security.

(e) Restricted security as to resale. The value of the Fund's investment in restricted securities was approximately $4,793,000 representing 1.4% of net assets.

------------------------------------------------------------------------------

                                                                                   Acquisition                     Value
     Issue                                                                           Date(s)           Cost      (Note 1a)
   ---------------------------------------------------------------------------------------------------------------------
Ashok Leyland Ltd. (GDR)....................................................          3/09/1995     $  255,800   $  185,500
East India Hotels Ltd. (GDR)................................................         4/23/1996-        404,100      345,450
                                                                                      4/24/1996
Indian Hotels Co., Ltd. (GDR)...............................................          3/08/1996        299,250      339,150
Larsen & Toubro (GDR).......................................................         3/06/1996-        888,875      712,800
                                                                                      4/23/1996
Magyar Tar Kozlesi Reszvenytarsasag (Ordinary)..............................         2/15/1995-        910,789    1,191,213
                                                                                     12/01/1995
Nedcor Ltd. (GDR)...........................................................         5/23/1995-      1,097,188    1,376,240
                                                                                      5/22/1996
RAO Gazprom (ADR)...........................................................        10/21/1996-        622,839      642,444
                                                                                     12/06/1996
---------------------------------------------------------------------------------------------------------------------
Total                                                                                               $4,478,841   $4,792,797
                                                                                                    ==========   ==========
---------------------------------------------------------------------------------------------------------------------
 * Commercial Paper, Commercial Paper -- Foreign and certain Foreign and US Government & Agency Obligations are traded on a discount basis; the interest rates shown are the rates paid at the time of purchase by the Fund.

** Stock index futures contracts purchased as of December 31, 1996 were as follows:
------------------------------------------------------------------------------

 Number of                                                                                Expiration         Value
 Contracts                                 Issue                              Exchange       Date       (Note 1a & 1b)
 ---------------------------------------------------------------------------------------------------------------------
        250     All Ordinaries..............................................
                                                                                   SFE     March 1997     $12,156,224
         36     Nikkei 225..................................................
                                                                                 SIMEX     March 1997       3,006,995
         61     TOPIX.......................................................
                                                                                   TSE     March 1997       7,754,059
  ---------------------------------------------------------------------------------------------------------------------
                    Total Stock Index Futures Contracts Purchased (Total Contract Price--$22,724,370)     $22,917,278
  ---------------------------------------------------------------------------------------------------------------------
           Stock index futures contracts sold as of December 31, 1996 were as follows:
  ---------------------------------------------------------------------------------------------------------------------
 Number of                                                                                Expiration         Value
 Contracts                                 Issue                              Exchange       Date       (Note 1a & 1b)
 ---------------------------------------------------------------------------------------------------------------------
         42     FTSE 100....................................................
                                                                                 LIFFE     March 1997     $ 7,408,106
         17     Hang Seng...................................................
                                                                                  HKFE   January 1997       1,479,312
  ---------------------------------------------------------------------------------------------------------------------
Total Stock Index Futures Contracts Sold (Total Contract Price--$8,607,499)                               $ 8,887,418
  ---------------------------------------------------------------------------------------------------------------------
***Forward foreign exchange contracts as of December 31, 1996 were as follows:
  ---------------------------------------------------------------------------------------------------------------------
                                                                                                          Unrealized
                                                                                          Expiration     Depreciation
                         Foreign Currency Purchased                                          Date          (Note 1b)
 ---------------------------------------------------------------------------------------------------------------------
DM15,978,060    ......................................................................
                                                                                         January 1997     $     (305)
  ---------------------------------------------------------------------------------------------------------------------
                                                    Total (US$ Commitment--10,400,000)                    $     (305)
  ---------------------------------------------------------------------------------------------------------------------

++ The rights may be exercised until February 18, 1997.
+ Securities held as collateral in connection with open futures contracts.

See Notes to Financial Statements.

------------------------------------------------------------------------------
Merrill Lynch Variable Series Funds, Inc.--Natural Resources Focus Fund Schedule of Investments as of December 31, 1996
------------------------------------------------------------------------------

                                   Shares                                                          Value       Percent of
           Industry                 Held                Common Stocks                Cost        (Note 1a)     Net Assets
  ---------------------------------------------------------------------------------------------------------------------
Aluminum                             15,000     Alcan Aluminium, Ltd. ........   $    314,175   $    504,375        1.1%
                                      7,600     +Alumax, Inc. ................        250,293        253,650        0.6
                                      4,300     Aluminum Co. of America.......        224,399        274,125        0.6
                                                                                 ------------   ------------     ------
                                                                                      788,867      1,032,150        2.3
---------------------------------------------------------------------------------------------------------------------
Chemicals                             4,300     Air Products & Chemicals,
                                                  Inc. .......................        245,939        297,238        0.7
                                     72,000     Asahi Chemical Industry Co.,
                                                  Ltd. .......................        530,650        407,876        0.9
                                     17,000     BASF AG.......................        407,600        655,028        1.4
                                     10,400     Dow Chemical Co. .............        646,664        815,100        1.8
                                      6,700     duPont (E.I.) de Nemours &
                                                  Co. ........................        323,847        632,313        1.4
                                                                                 ------------   ------------     ------
                                                                                    2,154,700      2,807,555        6.2
---------------------------------------------------------------------------------------------------------------------
Diversified Resources                20,000     Asahi Glass Co., Ltd. ........        240,000        188,256        0.4
Companies                            12,800     Canadian Pacific, Ltd. .......        197,224        339,200        0.7
                                      5,100     Coastal Corp. ................        137,570        249,263        0.6
                                     33,000     Cyprus Amax Minerals Co. .....        921,470        771,375        1.7
                                     25,500     Norcen Energy Resources
                                                  Ltd. .......................        378,524        565,839        1.3
                                     20,000     Occidental Petroleum Corp. ...        391,200        467,500        1.0
                                     52,300     RGC Ltd. .....................        206,473        232,190        0.5
                                                                                 ------------   ------------     ------
                                                                                    2,472,461      2,813,623        6.2
---------------------------------------------------------------------------------------------------------------------
Gold                                122,000     +Acacia Resources Ltd. .......        250,570        237,386        0.5
                                     43,700     +Amax Gold, Inc. .............        259,987        278,588        0.6
                                     17,500     Ashanti Goldfields Co. Ltd.
                                                  (GDR)***....................        434,367        216,563        0.5
                                     23,500     Cambior Inc. .................        315,479        346,496        0.8
                                    173,300     +Delta Gold N.L. .............        333,170        324,818        0.7
                                     30,600     Driefontein Consolidated
                                                  Ltd. .......................        477,914        322,295        0.7
                                    133,000     Great Central Mines N.L. .....        411,933        378,150        0.8
                                     51,600     +Miramar Mining Corporation...        268,637        225,985        0.5
                                     45,000     Newcrest Mining Ltd. .........        192,990        178,695        0.4
                                     20,864     Newmont Mining Corp. .........        828,080        933,664        2.1
                                     45,000     Placer Dome Inc. .............      1,018,177        978,750        2.2
                                     24,800     Prime Resources Group,
                                                  Inc. .......................        242,631        175,591        0.4
                                     42,900     Santa Fe Pacific Gold
                                                  Corp. ......................        535,350        659,588        1.5
                                     22,000     +TVX Gold, Inc. ..............        179,135        170,500        0.4
                                                                                 ------------   ------------     ------
                                                                                    5,748,420      5,427,069       12.1
---------------------------------------------------------------------------------------------------------------------
Integrated Oil                       12,300     Amerada Hess Corp. ...........        646,044        711,863        1.6
Companies                            10,500     Amoco Corp. ..................        554,378        845,250        1.9
                                      5,200     British Petroleum, Co. PLC
                                                  (ADR)*......................        396,812        735,150        1.6
                                     14,000     ENI Societa per Azioni
                                                  (ADR)*......................        654,500        722,750        1.6
                                      2,000     OMV AG........................        214,068        225,547        0.5
                                     25,000     Petro-Canada (Installment
                                                  Receipts)(c)................        195,677        271,875        0.6
                                      7,300     Repsol, S.A. .................        210,174        279,926        0.6
                                      3,000     Repsol, S.A. (ADR)* ..........         86,490        114,375        0.2
                                     17,800     Societe Nationale Elf
                                                  Aquitaine (ADR)* ...........        645,343        805,450        1.8
                                     12,000     Total, S.A. (Class B).........        728,842        976,099        2.2
                                     19,700     Yacimientos Petroliferos
                                                  Fiscales, S.A. (ADR)*.......        427,078        497,425        1.1
                                                                                 ------------   ------------     ------
                                                                                    4,759,406      6,185,710       13.7
---------------------------------------------------------------------------------------------------------------------
Metals & Mining                      10,800     ASARCO Inc. ..................        305,116        268,650        0.6
                                    259,000     +Centaur Mining & Exploration
                                                  Ltd. .......................        390,350        401,111        0.9
                                     25,600     Falconbridge Ltd. (Installment
                                                  Receipts) (a)...............        384,069        366,248        0.8
                                      7,400     Inco Ltd......................        244,911        235,875        0.5
                                     51,300     Industrias Penoles, S.A. de
                                                  C.V. .......................        230,560        181,841        0.4
                                    465,000     M.I.M. Holdings Ltd. .........        867,286        649,973        1.4
                                     34,370     Minsur S.A. (T Shares)........        111,555        119,542        0.3

------------------------------------------------------------------------------
Merrill Lynch Variable Series Funds, Inc.--Natural Resources Focus Fund Schedule of Investments as of December 31, 1996 (continued)
------------------------------------------------------------------------------

                                   Shares                                                          Value       Percent of
           Industry                 Held                Common Stocks                Cost        (Note 1a)     Net Assets
  ---------------------------------------------------------------------------------------------------------------------
Metals & Mining                      91,000     Mitsubishi Materials Corp. ...        461,572        367,772        0.8
(concluded)                          32,400     Noranda Inc. .................        600,505        722,496        1.6
                                     25,500     Outokumpu OY..................        455,626        434,964        1.0
                                      9,400     ++P.T. Tambang Timah
                                                  (GDR)***....................        115,742        169,905        0.4
                                    144,400     Pasminco Ltd. ................        195,275        227,071        0.5
                                      6,700     Phelps Dodge Corp. ...........        382,311        452,250        1.0
                                    108,000     QNI Ltd. .....................        216,381        217,007        0.5
                                     52,400     (The) RTZ Corp. PLC ..........        680,570        840,879        1.9
                                     28,000     Resolute Ltd. ................         60,351         58,263        0.1
                                      6,000     Rio Algom Ltd. ...............        116,616        134,015        0.3
                                    410,000     Savage Resources Ltd. ........        313,412        449,358        1.0
                                     41,000     Savage Resources Ltd.
                                                  (Warrants) (b)..............          5,506         10,420        0.0
                                     46,000     Sumitomo Metal Mining Co.
                                                  Ltd. .......................        383,546        310,242        0.7
                                     34,000     Trelleborg 'B' Fria...........        454,495        451,504        1.0
                                     23,000     +Westmin Resources, Inc. .....        120,329        111,642        0.2
                                    164,900     WMC Ltd. .....................        964,809      1,038,541        2.3
                                                                                 ------------   ------------     ------
                                                                                    8,060,893      8,219,569       18.2
---------------------------------------------------------------------------------------------------------------------
Oil & Gas Producers                  21,400     Apache Corp. .................        573,935        757,025        1.7
                                     37,000     +Chauvco Resources Ltd. ......        437,096        380,803        0.8
                                     10,200     +Chieftain International, Inc.
                                                  (f) ........................        227,716        265,200        0.6
                                     23,100     Enserch Exploration Inc. .....        230,541        271,425        0.6
                                     68,300     Enterprise Oil PLC............        449,045        753,667        1.7
                                     37,300     +Gulf Canada Resources,
                                                  Ltd. .......................        264,784        272,263        0.6
                                      7,300     Louisiana Land and Exploration
                                                  Co. (The)...................        283,067        391,463        0.9
                                     21,400     Mitchell Energy & Development
                                                  Corp. (Class B).............        374,226        473,475        1.0
                                     28,600     +Northrock Resources Ltd. ....        227,905        256,774        0.6
                                     13,000     +Oryx Energy Co. .............        216,739        321,750        0.7
                                      4,000     PanCanadian Petroleum Ltd. ...        152,305        157,956        0.4
                                     93,000     Ranger Oil Ltd. ..............        625,617        918,375        2.0
                                      8,200     Sonat, Inc. ..................        269,737        422,300        0.9
                                      9,800     Vastar Resources, Inc. .......        268,604        372,400        0.8
                                                                                 ------------   ------------     ------
                                                                                    4,601,317      6,014,876       13.3
---------------------------------------------------------------------------------------------------------------------
Oil Services                         12,500     +Coflexip Stena Offshore, Inc.
                                                  (ADR)*......................        259,460        326,562        0.7
                                      9,800     IHC Caland N.V. ..............        214,018        560,406        1.3
                                     10,600     +Petroleum Geo-Services ASA
                                                  (ADR)*......................        309,952        412,075        0.9
                                      6,400     Schlumberger Ltd. ............        382,287        639,200        1.4
                                     10,300     +Smedvig ASA (ADR)*...........        218,875        207,288        0.5
                                      7,200     Transocean Offshore Inc.
                                                  (d).........................        440,451        450,900        1.0
                                                                                 ------------   ------------     ------
                                                                                    1,825,043      2,596,431        5.8
---------------------------------------------------------------------------------------------------------------------
Paper & Forest Products              24,533     Aracruz Celulose S.A.
                                                  (ADR)*......................        196,788        202,397        0.5
                                     31,400     Avenor Inc. ..................        611,175        465,270        1.0
                                     15,800     Empresa Nacional de Celulosas,
                                                  S.A. .......................        233,184        189,181        0.4
                                      8,700     Georgia-Pacific Corp. ........        615,783        626,400        1.4
                                     14,800     International Paper Co. ......        497,368        597,550        1.3
                                     57,500     Metsa Serla OY 'B'............        499,397        431,053        1.0
                                     16,800     Mo Och Domsjo AB 'B' Co. .....        373,697        473,309        1.0
                                     52,000     Slocan Forest Products
                                                  Ltd. .......................        523,964        588,321        1.3
                                      9,520     +UPM-Kymmene OY (e)...........        169,172        196,519        0.4
                                     17,200     Weyerhaeuser Co. .............        687,415        814,850        1.8
                                      9,000     Willamette Industries,
                                                  Inc. .......................        376,875        626,625        1.4
                                                                                 ------------   ------------     ------
                                                                                    4,784,818      5,211,475       11.5
---------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------
Merrill Lynch Variable Series Funds, Inc.--Natural Resources Focus Fund Schedule of Investments as of December 31, 1996 (concluded)
------------------------------------------------------------------------------

                                   Shares                                                          Value       Percent of
           Industry                 Held                Common Stocks                Cost        (Note 1a)     Net Assets
  ---------------------------------------------------------------------------------------------------------------------
Plantations                         136,000     Golden Hope Plantations BHD...        240,608        231,604        0.5
                                     90,000     Kuala Lumpur Kepong BHD.......        120,553        228,119        0.5
                                                                                 ------------   ------------     ------
                                                                                      361,161        459,723        1.0
---------------------------------------------------------------------------------------------------------------------
Refining                             45,300     Total Petroleum (North
                                                  America), Ltd. (ADR)*.......        579,947        469,987        1.0
---------------------------------------------------------------------------------------------------------------------
Steel                                83,000     British Steel PLC.............        218,182        228,614        0.5
                                    135,000     +Kobe Steel, Ltd. ............        390,945        284,456        0.6
                                     12,800     Koninklijke Nederlandsche
                                                  Hoogovens en Staalfabrienken
                                                  N.V. .......................        529,034        533,951        1.2
                                    148,000     Nippon Steel Corp. ...........        501,972        437,098        1.0
                                    244,000     Sumitomo Metal Industries,
                                                  Ltd. .......................        773,176        600,518        1.3
                                                                                 ------------   ------------     ------
                                                                                    2,413,309      2,084,637        4.6
---------------------------------------------------------------------------------------------------------------------
Wood Products                        18,400     Louisiana-Pacific Corp. ......        467,929        388,700        0.8
                                     26,800     Riverside Forest Products
                                                  Ltd.........................        352,710        348,204        0.8
                                                                                 ------------   ------------     ------
                                                                                      820,639        736,904        1.6
---------------------------------------------------------------------------------------------------------------------
                                                Total Common Stocks                39,370,981     44,059,709       97.5
---------------------------------------------------------------------------------------------------------------------
                                    Face
                                   Amount           Short-Term Investments
  ---------------------------------------------------------------------------------------------------------------------
Commercial Paper**               $1,352,000     General Electric Capital
                                                  Corp., 7.10% due
                                                  1/02/1997...................      1,351,467      1,351,467        3.0
---------------------------------------------------------------------------------------------------------------------
                                                Total Short-Term Investments        1,351,467      1,351,467        3.0
---------------------------------------------------------------------------------------------------------------------
                                                Total Investments.............   $ 40,722,448     45,411,176      100.5
                                                                                 ============
                                                Liabilities in Excess of Other
                                                  Assets......................                      (214,181)      (0.5)
                                                                                                ------------     ------
                                                Net Assets....................                  $ 45,196,995      100.0%
                                                                                                ============     ======
---------------------------------------------------------------------------------------------------------------------

(a) Receipts evidence payment by the Fund of 67% of the purchase price common stock of Falconbridge Ltd. The Fund is obligated to pay the remaining 33%, approximately $360,000, over the next year.

(b) Warrants entitle the Fund to purchase a predetermined number of shares of common stock. The purchase price and the number of shares are subject to adjustment under certain conditions until the expiration date.

(c) Receipts evidence payment by the Fund of 71% of the purchase price common stock of Petro-Canada. The Fund is obligated to pay the remaining 29%, approximately $189,000, over the next year.

(d) Created as a result of the merger of Sonat Offshore and Transocean.

(e) Created as a result of the merger of Kymmene Corporation and Repola Ltd.

(f) Investment in companies 5% or more of whose outstanding securities are held by the Fund (such companies are defined as "Affiliated Companies" in
    Section 2(a)(3) of the Investment Company Act of 1940) were as follows:
------------------------------------------------------------------------------

                                                                                       Net Share         Net      Dividend
         Industry                                    Affiliate                          Activity         Cost      Income
  ---------------------------------------------------------------------------------------------------------------------
Oil & Gas Producers             Chieftain International, Inc. .....................       10,200       $227,716      --
---------------------------------------------------------------------------------------------------------------------
Total                                                                                                  $227,716
                                                                                                        =======
---------------------------------------------------------------------------------------------------------------------

  * American Depositary Receipts (ADR).

 ** Commercial Paper is traded on a discount basis; the interest rates shown are the discount rates paid at the time of purchase by the Fund.

*** Global Depositary Receipts (GDR).

  + Non-income producing security.

 ++ Restricted security as to resale. The value of the Fund's investment in restricted securities was approximately $170,000, representing 0.4% of net assets.
------------------------------------------------------------------------------

                                                                                   Acquisition                 Value
                                      Issue                                           Date          Cost     (Note 1a)
---------------------------------------------------------------------------------------------------------------------
P.T. Tambang Timah (GDR).........................................................   10/06/1995    $115,742   $169,905
---------------------------------------------------------------------------------------------------------------------
Total                                                                                             $115,742   $169,905
                                                                                                  ========   ========
---------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

------------------------------------------------------------------------------
Merrill Lynch Variable Series Funds, Inc.--Prime Bond Fund
Schedule of Investments as of December 31, 1996
------------------------------------------------------------------------------

                            S&P    Moody's      Face                                                              Value
        Industry          Ratings  Ratings     Amount            Corporate Bonds & Notes            Cost        (Note 1a)
   ---------------------------------------------------------------------------------------------------------------------
Asset-Backed              AAA      Aaa       $ 9,000,000   Banc One Credit Card Master
Securities++--3.3%                                           Trust (Series B),
                                                             7.55% due 12/15/1999.............  $  9,171,523   $  9,129,330
                          AAA      Aaa         4,000,000   Citibank, Credit Card Master Trust
                                                             I, 5.62% due 12/10/2008..........     3,998,440      3,996,240
                          AAA      Aaa         4,462,458   Fifth Third Auto Grantor Trust,
                                                             6.45% due 3/15/2002..............     4,460,715      4,480,575
                                                                                                ------------   ------------
                                                                                                  17,630,678     17,606,145
---------------------------------------------------------------------------------------------------------------------
Banks & Thrifts--12.0%                                     Bank of New York Co., Inc.:
                          A-       A2          4,000,000     7.625% due 7/15/2002.............     4,306,000      4,159,160
                          A-       A2          2,000,000     7.875% due 11/15/2002............     2,213,400      2,106,200
                                                           BankAmerica Corp.:
                          A        A2          7,000,000     8.375% due 3/15/2002.............     7,361,550      7,499,310
                          A+       A1          1,000,000     7.125% due 5/12/2005.............       985,500      1,007,540
                          BBB+     A2          2,000,000   First Interestate Bancorp, 11.25%
                                                             due 3/27/2001....................     2,354,060      2,303,520
                          BBB+     A1          5,000,000   +First Union Capital Corp., 7.85%
                                                             due 1/01/2027....................     4,991,300      4,991,300
                          A-       A2          1,500,000   First Union Corp., 7.50% due
                                                             7/15/2006........................     1,500,690      1,539,720
                          A-       A3          2,000,000   Golden West Financial Corp., 9.15%
                                                             due 5/23/1998....................     2,271,480      2,075,860
                          BBB+     A3          1,000,000   +HSBC Americas Inc., 7.808% due
                                                             12/15/2026.......................       988,460        966,100
                          AA-      Aa2         3,000,000   JPM Capital Trust, 7.54% due
                                                             1/15/2027........................     3,000,000      2,931,870
                                                           NationsBank Corp.:
                          A        A2          2,000,000     7.50% due 2/15/1997..............     1,998,280      2,003,740
                          A-       A3          5,000,000     6.50% due 8/15/2003..............     4,755,150      4,887,850
                                                           Norwest Corp.:
                          AA-      Aa3         5,000,000     6.25% due 4/15/1999..............     4,983,600      5,004,000
                          AA-      Aa3         2,500,000     6.75% due 5/12/2000..............     2,529,975      2,528,250
                          A        A2         12,950,000   US Bancorp, 6.95% due 11/28/1997...    13,048,032     13,082,738
                          AA+      Aa2         3,000,000   Wachovia Corp., 6.55% due
                                                             6/09/1997........................     2,997,810      3,012,780
                          BBB      A1          4,500,000   Wells Fargo Capital I, 7.96% due
                                                             12/15/2026.......................     4,421,515      4,498,065
                                                                                                ------------   ------------
                                                                                                  64,706,802     64,598,003
---------------------------------------------------------------------------------------------------------------------
Canadian                                                   Province of Quebec (Canada) (2):
Province*--2.4%           A+       A2          3,500,000     8.80% due 4/15/2003..............     3,944,780      3,852,135
                          A+       A2          9,500,000     7.125% due 2/09/2024.............     7,990,800      9,123,230
                                                                                                ------------   ------------
                                                                                                  11,935,580     12,975,365
---------------------------------------------------------------------------------------------------------------------
Federal                   AAA      Aaa         3,000,000   Federal Home Loan Banks, 6.65%
Agencies--1.9%                                               due 11/13/2001...................     2,997,656      2,992,020
                          AAA      Aaa         7,000,000   Federal National Mortgage
                                                             Association, 7.85% due
                                                             9/10/2004........................     6,925,569      7,164,080
                                                                                                ------------   ------------
                                                                                                   9,923,225     10,156,100
---------------------------------------------------------------------------------------------------------------------
Finance--4.5%                                              Associates Corp. of North America:
                          AA-      Aa3         5,000,000     8.375% due 1/15/1998.............     5,016,100      5,115,700
                          AA-      Aa3         1,500,000     5.25% due 9/01/1998..............     1,454,385      1,478,085
                          AA-      Aa3         1,000,000     7.25% due 9/01/1999..............       987,620      1,021,960
                          A+       Aa3         5,500,000   CIT Group Holdings, Inc., 7% due
                                                             9/30/1997........................     5,547,490      5,545,705
                                                           Commercial Credit Co.:
                          A+       A1          3,250,000     10.00% due 5/01/1999.............     3,626,350      3,506,393
                          A+       A1          3,000,000     6.70% due 8/01/1999..............     3,022,580      3,018,030
                          AAA      Aaa         3,245,000   General Electric Capital Corp.,
                                                             8.125% due 5/15/2012.............     3,449,052      3,587,347
                          A+       A2          1,000,000   Transamerica Financial Corp., 6.80%
                                                             due 3/15/1999....................       999,730      1,010,520
                                                                                                ------------   ------------
                                                                                                  24,103,307     24,283,740
---------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------
Merrill Lynch Variable Series Funds, Inc.--Prime Bond Fund
Schedule of Investments as of December 31, 1996 (continued)
------------------------------------------------------------------------------

                            S&P    Moody's      Face                                                              Value
        Industry          Ratings  Ratings     Amount            Corporate Bonds & Notes            Cost        (Note 1a)
   ---------------------------------------------------------------------------------------------------------------------
Finance--                                                  Bear Stearns Companies
Other--14.4%                                               Inc.(The):
                          A        A2         10,000,000     6.75% due 8/15/2000..............     9,936,500     10,059,900
                          A        A2          1,000,000     6.70% due 8/01/2003..............     1,002,800        983,990
                                                           Dean Witter, Discover & Co.:
                          A        A2          3,500,000     6.75% due 8/15/2000..............     3,486,805      3,525,375
                          A        A2          4,000,000     6.30% due 1/15/2006..............     3,982,400      3,778,688
                          A        A2          3,500,000     6.75% due 1/01/2016..............     3,500,000      3,222,170
                          A+       A2          4,000,000   Equitable Cos. Inc., 9% due
                                                             12/15/2004.......................     4,416,200      4,478,800
                                                           Equitable Life Assurance Society:
                          A        A2          4,355,000    +6.95% due 12/01/2005.............     4,110,249      4,272,168
                          A        A2          3,500,000    +7.70% due 12/01/2015.............     3,476,060      3,498,530
                          A        Baa1       10,000,000   Lehman Brothers Holdings, Inc.,
                                                             7.375% due 8/15/1997.............     9,987,000     10,065,300
                          BBB+     A3          5,000,000   MBNA Corporation, 5.681% due
                                                             9/14/1998........................     5,000,000      5,001,980
                          AA-      A2          6,100,000   +Pacific Mutual Life Insurance
                                                             Company, 7.90% due 12/30/2023....     5,999,655      6,242,496
                                                           PaineWebber Group, Inc.:
                          BBB+     Baa1        3,000,000     9.25% due 12/15/2001.............     3,501,570      3,288,240
                          BBB+     Baa1        2,000,000     8.875% due 3/15/2005.............     2,012,540      2,169,240
                                                           Smith Barney Holdings, Inc.:
                          A-       A2          2,000,000     5.875% due 2/01/2001.............     1,993,680      1,943,496
                          A-       A2          4,000,000     6.50% due 10/15/2002.............     3,980,560      3,933,680
                          A-       A2          2,000,000     6.625% due 11/15/2003............     1,988,320      1,969,380
                          A        A1          2,000,000   Travelers Capital II, 7.75% due
                                                             12/01/2036.......................     2,003,400      1,923,120
                                                           Travelers Corp. (The):
                          A+       A1          1,000,000     9.50% due 3/01/2002..............     1,084,200      1,119,190
                          A+       A1          6,000,000     7.875% due 5/15/2025.............     6,053,840      6,266,940
                                                                                                ------------   ------------
                                                                                                  77,515,779     77,742,683
---------------------------------------------------------------------------------------------------------------------
Industrial--                                               Anheuser-Busch Cos., Inc.:
Consumer                  AA-      A1          2,500,000     8.75% due 12/01/1999.............     2,839,090      2,656,250
Goods--3.8%               AA-      A1          5,000,000     7.375% due 7/01/2023.............     5,127,300      4,947,100
                          A-       A3          7,000,000   IBP, Inc., 6.125% due 2/01/2006....     6,431,460      6,600,510
                          AA       Aa2         2,000,000   Kimberly-Clark Corporation, 7.875%
                                                             due 2/01/2023....................     2,033,960      2,082,080
                          A        A2          4,000,000   Philip Morris Companies, Inc., 9%
                                                             due 1/01/2001....................     4,071,540      4,303,480
                                                                                                ------------   ------------
                                                                                                  20,503,350     20,589,420
---------------------------------------------------------------------------------------------------------------------
Industrial--              AA       Aa3         2,000,000   BP America Inc., 9.375% due
Energy--2.6%                                                 11/01/2000.......................     2,204,960      2,200,980
                          AA-      A1          7,000,000   Consolidated Natural Gas Co., 8.75%
                                                             due 6/01/1999....................     7,448,861      7,361,900
                          A-       A1          3,000,000   Dresser Industries, Inc., 7.60% due
                                                             8/15/2096........................     2,991,270      3,062,790
                          A+       A1          1,500,000   Texaco Capital Inc., 9% due
                                                             12/15/1999.......................     1,731,670      1,606,110
                                                                                                ------------   ------------
                                                                                                  14,376,761     14,231,780
---------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------
Merrill Lynch Variable Series Funds, Inc.--Prime Bond Fund
Schedule of Investments as of December 31, 1996 (continued)
------------------------------------------------------------------------------

                            S&P    Moody's      Face                                                              Value
        Industry          Ratings  Ratings     Amount            Corporate Bonds & Notes            Cost        (Note 1a)
   ---------------------------------------------------------------------------------------------------------------------
Industrial--              A-       A3          6,500,000   Chrysler Finance Corporation
Manufacturing--8.2%                                          10.95% due 8/01/2017.............     7,380,520      7,007,260
                          AA-      Aa3         2,950,000   du Pont (E.I.) de Nemours & Co.,
                                                             8.25% due 1/15/2022..............     3,066,304      3,102,751
                                                           Ford Motor Credit Company:
                          A+       A1          3,000,000     7% due 9/25/2001.................     2,988,060      3,044,730
                          A+       A1          5,000,000     7.50% due 6/15/2004..............     5,140,200      5,147,300
                          A+       A1          2,500,000     7.75% due 3/15/2005..............     2,497,725      2,603,625
                                                           General Motors Acceptance Corp.:
                          A-       A3          3,000,000     7.125% due 5/11/1998.............     3,033,840      3,045,660
                          A-       A3          4,000,000     7.70% due 4/15/2016..............     3,967,000      4,136,920
                          A-       A3          3,500,000     7.40% due 9/01/2025..............     3,471,790      3,461,290
                                                           Lockheed Martin Corp.:
                          BBB+     A3          7,000,000     6.625% due 6/15/1998.............     6,999,090      7,053,970
                          BBB+     A3          2,500,000     6.55% due 5/15/1999..............     2,498,800      2,511,675
                          A-       Baa2        3,000,000   McDonnell Douglas Corporation,
                                                             8.625% due 4/01/1997.............     3,050,010      3,019,710
                                                                                                ------------   ------------
                                                                                                  44,093,339     44,134,891
---------------------------------------------------------------------------------------------------------------------
Industrial--              A+       A1          2,500,000   Bass America, Inc., 8.125% due
Services--11.1%                                              3/31/2002........................     2,668,930      2,656,825
                          A        A2          4,000,000   Carnival Cruise Lines, Inc., 7.70%
                                                             due 7/15/2004....................     4,208,480      4,159,680
                                                           Columbia/HCA Healthcare Corp.:
                          A-       A2          5,000,000     6.41% due 6/15/2000..............     4,997,000      4,987,400
                          A-       A2          1,845,000     7.05% due 12/01/2027.............     1,729,946      1,756,643
                          A-       A2          3,000,000     7.75% due 7/15/2036..............     2,976,840      3,058,500
                                                           Dillard Department Stores, Inc.:
                          A+       A2          5,000,000     7.375% due 6/15/1999.............     5,305,840      5,089,200
                          A+       A2          3,000,000     9.125% due 8/01/2011.............     3,240,150      3,465,210
                          A        A2          2,000,000   +Disney Enterprises Inc., 6.85% due
                                                             1/10/2007........................     1,998,660      1,998,580
                          A+       A1          7,000,000   +Electronic Data Systems Corp.,
                                                             6.85% due 5/15/2000..............     6,994,470      7,085,547
                          A        A3          5,000,000   Hertz Corp., 6% due 1/15/2003......     4,823,600      4,804,800
                          AAA      Aaa         3,000,000   Johnson & Johnson Co., 8.72% due
                                                             11/01/2024.......................     3,000,000      3,338,040
                          A        A2          2,000,000   May Department Stores Company,
                                                             10.625% due 11/01/2010...........     2,419,800      2,588,400
                          A-       A2          7,000,000   Sears, Roebuck & Co., 6.82% due
                                                             10/17/2002.......................     7,014,280      7,009,520
                          AA       A2          7,000,000   Wal-Mart Stores, Inc., 8.50% due
                                                             9/15/2024........................     7,036,810      7,490,350
                                                                                                ------------   ------------
                                                                                                  58,414,806     59,488,695
---------------------------------------------------------------------------------------------------------------------
Industrial                AA       A1          9,500,000   Boeing Co., 6.35% due 6/15/2003....     8,549,905      9,348,760
Transportation--                                           Southwest Airlines, Inc.:
3.4%                      A-       A3          3,500,000     9.40% due 7/01/2001..............     4,021,990      3,804,500
                          A-       A3          4,000,000     8% due 3/01/2005.................     3,980,450      4,231,480
                          A-       A3          1,000,000     7.875% due 9/01/2007.............       992,600      1,032,790
                                                                                                ------------   ------------
                                                                                                  17,544,945     18,417,530
---------------------------------------------------------------------------------------------------------------------
Supranational--
0.6%                      AAA      Aaa         1,000,000   Asian Development Bank, 10.75%
                                                           due 6/01/1997......................     1,084,890      1,019,170
                          AAA      Aaa         2,000,000   Inter-American Development Bank
                                                             Co., 8.875% due 6/01/2009........     2,481,700      2,330,520
                                                                                                ------------   ------------
                                                                                                   3,566,590      3,349,690
---------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------
Merrill Lynch Variable Series Funds, Inc.--Prime Bond Fund
Schedule of Investments as of December 31, 1996 (continued)
------------------------------------------------------------------------------

                            S&P    Moody's      Face                                                              Value
        Industry          Ratings  Ratings     Amount            Corporate Bonds & Notes            Cost        (Note 1a)
   ---------------------------------------------------------------------------------------------------------------------
Utilities--                                                GTE Corp.:
Communications--          BBB+     A3          1,000,000     8.85% due 3/01/1998..............     1,143,360      1,031,020
2.5%                      BBB+     A3          1,500,000     9.375% due 12/01/2000............     1,647,090      1,648,305
                          BBB+     A3          3,500,000     9.10% due 6/01/2003..............     3,965,330      3,904,215
                          BBB+     A3          2,000,000     10.30% due 11/15/2017............     2,187,020      2,164,900
                          AAA      Aaa         2,500,000   Indiana Bell Telephone Co. Inc.,
                                                             7.30% due 8/15/2026..............     2,495,725      2,537,100
                                                           Southwestern Bell Telcommunications
                                                             Corp.:
                          AA       Aa3         1,000,000     6.125% due 3/01/2000.............     1,005,000        993,580
                          AA       Aa3         1,000,000     6.625% due 4/01/2005.............       958,450        989,450
                                                                                                ------------   ------------
                                                                                                  13,401,975     13,268,570
---------------------------------------------------------------------------------------------------------------------
Utilities--               AA-      Aa2         7,000,000   Duke Power Co., 8% due
Electric--3.8%                                               11/01/1999.......................     6,966,520      7,288,190
                          A+       A1          3,000,000   Georgia Power Co., 6.125% due
                                                             9/01/1999........................     2,892,720      2,983,140
                          AA-      A1          2,000,000   Northern States Power Company,
                                                             7.125% due 7/01/2025.............     2,122,360      1,960,120
                          A        A2          7,500,000   Virginia Electric & Power Co.,
                                                             8.625% due 10/01/2024............     7,416,540      8,114,235
                                                                                                ------------   ------------
                                                                                                  19,398,140     20,345,685
---------------------------------------------------------------------------------------------------------------------
Yankee                                                     ABN AMRO Bank (1):
Corporates*--             AA-      Aa2         1,500,000     7.55% due 6/28/2006..............     1,499,790      1,553,055
10.9%                     AA-      Aa2         1,000,000     7.30% due 12/01/2026.............       977,900        950,800
                          A+       A1          6,000,000   Australia & New Zealand Banking
                                                             Group Ltd., 7.55% due 9/15/2006
                                                             (1)..............................     5,990,880      6,176,640
                          AA-      Aa3         6,500,000   CRA Finance Ltd., 6.50% due
                                                             12/01/2003 (1)...................     6,509,920      6,333,535
                          A        A3          2,000,000   China Light & Power Co., Ltd.,
                                                             7.50% due 4/15/2006 (5)..........     1,987,260      2,016,640
                          AA+      Aa1         1,000,000   Deutsche Bank Financial Inc., 6.70%
                                                             due 12/13/2006 (1)...............       996,910        981,360
                                                           Enersis S.A.(4):
                          A-       Baa1        8,000,000     6.90% due 12/01/2006.............     7,979,360      7,807,920
                          A-       Baa1        2,000,000     7.40% due 12/01/2016.............     1,989,440      1,940,480
                          A+       A1          2,000,000   Ford Capital, B.V., 9.50% due
                                                             6/01/2010 (1)....................     2,217,880      2,375,320
                                                           Grand Metropolitan Investment Corp.
                                                             (1):
                          A+       A2          5,500,000     6.50% due 9/15/1999..............     5,615,810      5,503,190
                          A+       A2          1,000,000     8.625% due 8/15/2001.............     1,049,910      1,079,190
                          BBB+     A3          3,000,000   HSBC Americas Inc., 7% due
                                                             11/01/2006 (1)...................     2,974,800      2,961,600
                          AA-      A1          6,000,000   Korea Electric Power Corporation,
                                                             8% due 7/01/2002 (5).............     6,312,060      6,330,780
                          A+       A1          1,000,000   +Petronas Corp., 6.875% due
                                                             7/01/2003 (4)....................       986,480      1,001,430
                          BBB+     A3          3,000,000   Philips Electronics N.V., 7.20% due
                                                             6/01/2026 (4)....................     2,993,220      3,041,250
                                                           Pohang Iron & Steel Co., Ltd. (3):
                          A+       A2          4,500,000     7.375% due 5/15/2005.............     4,581,720      4,561,695
                          A+       A2          4,000,000     7.125% due 11/01/2006............     3,995,480      3,989,080
                                                                                                ------------   ------------
                                                                                                  58,658,820     58,603,965
---------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------
Merrill Lynch Variable Series Funds, Inc.--Prime Bond Fund
Schedule of Investments as of December 31, 1996 (concluded)
------------------------------------------------------------------------------

                            S&P    Moody's      Face                                                              Value
                          Ratings  Ratings     Amount            Corporate Bonds & Notes            Cost        (Note 1a)
   ---------------------------------------------------------------------------------------------------------------------
Yankee                    AAA      Aaa         2,000,000   Export-Import Bank of Japan, 8.35%
Sovereign*--2.7%                                             due 12/01/1999 (1)...............     2,113,320      2,107,060
                          AA-      A1          3,000,000   Korea Development Bank, 6.625% due
                                                             11/21/2003 (2)...................     3,011,060      2,970,000
                                                           Metropolis of Tokyo (Japan) (2):
                          AAA      Aaa         3,000,000     8.70% due 10/05/1999.............     3,469,410      3,184,290
                          AAA      Aaa           250,000     9.25% due 11/08/2000.............       268,427        273,657
                          BBB      A3          6,000,000   People's Republic of China, 6.625%
                                                             due 1/15/2003 (2)................     5,970,960      5,839,254
                                                                                                ------------   ------------
                                                                                                  14,833,177     14,374,261
---------------------------------------------------------------------------------------------------------------------
                                                           Total Corporate Bonds &
                                                           Notes--88.1%.......................   470,607,274    474,166,523
---------------------------------------------------------------------------------------------------------------------
                                                                US Government Obligations
   ---------------------------------------------------------------------------------------------------------------------
                                                           US Treasury Notes
                          AAA      Aaa         2,500,000     5.875% due 6/30/2000.............     2,502,025      2,481,250
                          AAA      Aaa         2,500,000     8.75% due 8/15/2000..............     2,976,172      2,709,375
                          AAA      Aaa         1,000,000     6.25% due 2/15/2003..............       982,500        998,750
                          AAA      Aaa         5,500,000     5.75% due 8/15/2003..............     5,371,953      5,335,000
                          AAA      Aaa        11,000,000     6.50% due 5/15/2005..............    10,668,276     11,073,920
                          AAA      Aaa         3,000,000     6.50% due 10/15/2006.............     2,985,469      3,016,410
---------------------------------------------------------------------------------------------------------------------
                                                           Total US Government
                                                           Obligations--4.7%                      25,486,395     25,614,705
---------------------------------------------------------------------------------------------------------------------
                                                                  Short-Term Securities
   ---------------------------------------------------------------------------------------------------------------------
Commercial Paper**--0.9%                       5,000,000   General Electric Capital Corp., 6%
                                                             due 1/03/1997....................     4,997,500      4,997,500
---------------------------------------------------------------------------------------------------------------------
Repurchase                                    24,932,000   Lehman Brothers Inc., purchased on
Agreements***--4.7%                                          12/31/96 to yield 7.10% to
                                                             1/02/97..........................    24,932,000     24,932,000
---------------------------------------------------------------------------------------------------------------------
                                                           Total Short-Term Securities--5.6%      29,929,500     29,929,500
---------------------------------------------------------------------------------------------------------------------
                                                           Total Investments--98.4%...........  $526,023,169    529,710,728
                                                                                                ============
                                                           Other Assets Less
                                                           Liabilities--1.6%..................                    8,683,000
                                                                                                               ------------
                                                           Net Assets--100.0%.................                 $538,393,728
                                                                                                               ============
---------------------------------------------------------------------------------------------------------------------

  * Corresponding industry groups for foreign securities, which are denominated in US dollars.

    (1) Financial Institution                             (4) Industrial

    (2) Government Entity                              (5) Utility

    (3) Industrial Mining and Metals

 ** Commercial Paper is traded on a discount basis; the interest rate shown is the discount rate paid at the time of purchase by the Fund.

*** Repurchase Agreements are fully collateralized by US Government and Agency
    Obligations.

  + Restricted security as to resale. The value of the Fund's investment in restricted securities was approximately $30,056,000, representing 5.6% of net assets.

------------------------------------------------------------------------------

                                                                                Acquisition                    Value
                                    Issue                                          Date          Cost        (Note 1a)
---------------------------------------------------------------------------------------------------------------------
Disney Enterprises Inc., 6.85% due 1/10/2007..................................   12/18/1996   $ 1,998,660   $ 1,998,580
Electronic Data Systems, Corp., 6.85% due 5/15/2000 ..........................    5/26/1995     6,994,470     7,085,547
Equitable Life Assurance Society, 6.95% due 12/01/2005........................    6/11/1996     4,110,249     4,272,168
Equitable Life Assurance Society, 7.70% due 12/01/2015........................   10/17/1996     3,476,060     3,498,530
First Union Capital Corp., 7.85% due 1/01/2027................................   12/27/1996     4,991,300     4,991,300
HSBC Americas Inc., 7.808% due 12/15/2026.....................................   12/04/1996       988,460       966,100
Pacific Mutual Life Insurance Company, 7.90% due 12/30/2023...................    9/24/1996     5,999,655     6,242,496
Petronas Corp., 6.875% due 7/01/2003..........................................    8/10/1995       986,480     1,001,430
---------------------------------------------------------------------------------------------------------------------
Total                                                                                         $29,545,334   $30,056,151
                                                                                              ===========   ===========
---------------------------------------------------------------------------------------------------------------------

++ Subject to principal paydowns.

Ratings of issues shown have not been audited by Deloitte & Touche LLP.

See Notes to Financial Statements.

------------------------------------------------------------------------------
Merrill Lynch Variable Series Funds, Inc.--Quality Equity Fund
Schedule of Investments as of December 31, 1996
------------------------------------------------------------------------------

                                   Shares                                                          Value       Percent of
           Industry                 Held               Stocks & Warrants             Cost        (Note 1a)     Net Assets
  ---------------------------------------------------------------------------------------------------------------------
Aerospace                            176,000      Northrop Grumman Corp. .....   $ 11,530,816   $ 14,564,000        1.8%
                                     190,000      United Technologies
                                                    Corp. ....................      7,831,355     12,540,000        1.6
                                                                                 ------------   ------------     ------
                                                                                   19,362,171     27,104,000        3.4
---------------------------------------------------------------------------------------------------------------------
Automobile                           205,000      General Motors Corp. .......     10,846,146     11,428,750        1.4
---------------------------------------------------------------------------------------------------------------------
Automobile Parts                     338,000      +Lear Corporation...........     11,323,000     11,534,250        1.5
---------------------------------------------------------------------------------------------------------------------
Banking                              320,000      Bank of New York Co.,
                                                    Inc.......................      6,531,925     10,800,000        1.3
                                      60,000      Bank of New York Co., Inc.
                                                    (Warrants) (c)............        433,750      4,447,500        0.6
                                      67,100      BankAmerica Corporation ....      6,865,310      6,693,225        0.8
                                     121,000      Citicorp....................      8,956,427     12,463,000        1.6
                                                                                 ------------   ------------     ------
                                                                                   22,787,412     34,403,725        4.3
---------------------------------------------------------------------------------------------------------------------
Building & Construction              277,800      Oakwood Homes Corp..........      6,329,367      6,354,675        0.8
---------------------------------------------------------------------------------------------------------------------
Chemicals                            163,000      +FMC Corporation............     11,552,704     11,430,375        1.4
                                     240,000      PPG Industries Inc. ........     11,911,956     13,470,000        1.7
                                                                                 ------------   ------------     ------
                                                                                   23,464,660     24,900,375        3.1
---------------------------------------------------------------------------------------------------------------------
Communications                        96,834      TCI Pacific Communications
                                                    (Convertible Preferred)...      9,353,653      8,787,686        1.1
---------------------------------------------------------------------------------------------------------------------
Computer Services                    215,000      cisco Systems, Inc. ........     10,373,567     13,679,375        1.7
                                     255,000      Electronic Data Systems
                                                    Corp. ....................     11,193,379     11,028,750        1.4
                                      86,000      International Business
                                                    Machines Corp. ...........      9,370,635     12,986,000        1.6
                                                                                 ------------   ------------     ------
                                                                                   30,937,581     37,694,125        4.7
---------------------------------------------------------------------------------------------------------------------
Computer Technology                  295,500      +Gulfstream Aerospace
                                                    Corp......................      7,274,816      7,165,875        0.9
---------------------------------------------------------------------------------------------------------------------
Computers                            203,000      +Compaq Computer Corp. .....     15,028,761     15,072,750        1.9
---------------------------------------------------------------------------------------------------------------------
Congolomerates                       100,200      AlliedSignal Inc. ..........      7,365,309      6,713,400        0.9
---------------------------------------------------------------------------------------------------------------------
Electrical Equipment                 114,000      General Electric Co. .......      8,855,064     11,271,750        1.4
                                      80,300      Linear Technology
                                                    Corporation...............      3,295,002      3,513,125        0.5
                                                                                 ------------   ------------     ------
                                                                                   12,150,066     14,784,875        1.9
---------------------------------------------------------------------------------------------------------------------
Electronics/Instruments              387,500      Corning Inc. ...............     11,485,244     17,921,875        2.3
---------------------------------------------------------------------------------------------------------------------
Energy & Related                     690,300      Edison International........     13,122,844     13,719,712        1.7
---------------------------------------------------------------------------------------------------------------------
Engineering & Construction           274,400      Foster Wheeler
                                                    Corporation...............     11,706,877     10,187,100        1.3
---------------------------------------------------------------------------------------------------------------------
Entertainment                        245,351      Viacom, Inc. (Class B)......      9,184,077      8,556,616        1.1
---------------------------------------------------------------------------------------------------------------------
Financial Services                   307,000      American Express Company....     14,499,680     17,345,500        2.2
                                     302,800      First Data Corp.............   10,714,914..     11,052,200        1.4
                                                                                 ------------   ------------     ------
                                                                                   25,214,594     28,397,700        3.6
---------------------------------------------------------------------------------------------------------------------
Foods                                362,000      Heinz (H.J.) Company........     11,901,557     12,941,500        1.6
---------------------------------------------------------------------------------------------------------------------
Foreign--Argentina*                  255,000      Yacimientos Petroliferos
                                                    Fiscales S.A. (ADR)
                                                    (a)(1)....................      5,330,905      6,438,750        0.8
---------------------------------------------------------------------------------------------------------------------
Foreign--Canada*                     240,000      Canadian Pacific, Ltd.(2)...      4,915,307      6,360,000        0.8
                                     118,400      Magna International, Inc.
                                                    (Class A)(3)..............      5,437,021      6,600,800        0.8
                                      73,900      Potash Corp. of Saskatchewan
                                                    Inc.(4) ..................      5,014,349      6,281,500        0.8
                                                                                 ------------   ------------     ------
                                                                                   15,366,677     19,242,300        2.4
---------------------------------------------------------------------------------------------------------------------
Foreign--France*                     130,000      Scor SA (ADR) (a)(5)........      4,959,500      4,468,750        0.5
                                     111,100      +SGS-Thompson
                                                    Microelectronics N.V. (NY
                                                    Registered Shares)(6).....      4,089,372      7,777,000        1.0
                                                                                 ------------   ------------     ------
                                                                                    9,048,872     12,245,750        1.5
---------------------------------------------------------------------------------------------------------------------
Foreign--Mexico*                     140,000      Panamerican Beverages, Inc.
                                                    (Class A) (7).............      5,529,885      6,562,500        0.8
---------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------
Merrill Lynch Variable Series Funds, Inc.--Quality Equity Fund
Schedule of Investments as of December 31, 1996 (continued)
------------------------------------------------------------------------------

                                   Shares                                                          Value       Percent of
           Industry                 Held               Stocks & Warrants             Cost        (Note 1a)     Net Assets
  ---------------------------------------------------------------------------------------------------------------------
Foreign--South Korea*                175,700      Hyundai Engineering &
                                                    Construction Co., Ltd.
                                                    (GDR) (b)(8)++............      2,289,371      1,098,125        0.1
---------------------------------------------------------------------------------------------------------------------
Foreign--Switzerland*                113,000      +Novartis AG (ADR) (a)(9)...      4,932,475      6,313,875        0.8
---------------------------------------------------------------------------------------------------------------------
Foreign--United Kingdom*             208,000      British Steel PLC (ADR)
                                                    (a)(10)...................      5,476,712      5,720,000        0.7
                                     205,000      Glaxo Wellcome PLC (ADR)
                                                    (a)(9)....................      5,547,641      6,508,750        0.8
                                     197,000      Grand Metropolitan PLC (ADR)
                                                    (a)(7)....................      5,337,393      6,230,125        0.8
                                      47,000      Imperial Chemical Industries
                                                    PLC (ADR) (a)(11).........      2,416,395      2,444,000        0.3
                                      88,600      National Westminster Bank
                                                    PLC (ADR) (a)(12).........      5,587,192      6,157,700        0.8
                                     147,000      Vodafone Group PLC (ADR)
                                                    (a)(13)...................      5,117,125      6,082,125        0.8
                                                                                 ------------   ------------     ------
                                                                                   29,482,458     33,142,700        4.2
---------------------------------------------------------------------------------------------------------------------
Hospital Management                  417,000      +Health Management
                                                    Associates, Inc. (Class
                                                    A)........................      9,396,499      9,382,500        1.2
---------------------------------------------------------------------------------------------------------------------
Hospital Supplies                    305,000      Abbott Laboratories.........     12,470,021     15,478,750        2.0
---------------------------------------------------------------------------------------------------------------------
Insurance                            103,000      Aetna Inc. .................      6,648,424      8,240,000        1.0
                                     285,000      Allstate Corp. .............      9,378,920     16,494,375        2.1
                                     196,000      UNUM Corporation............     12,508,249     14,161,000        1.8
                                                                                 ------------   ------------     ------
                                                                                   28,535,593     38,895,375        4.9
---------------------------------------------------------------------------------------------------------------------
Leisure                              426,000      Brunswick Corporation.......     10,541,056     10,224,000        1.3
---------------------------------------------------------------------------------------------------------------------
Machinery                            206,000      +American Standard
                                                    Companies, Inc. ..........      6,825,765      7,879,500        1.0
                                     300,000      Deere & Co. ................     12,310,813     12,187,500        1.5
                                                                                 ------------   ------------     ------
                                                                                   19,136,578     20,067,000        2.5
---------------------------------------------------------------------------------------------------------------------
Manufacturing                        200,000      Fisher Scientific
                                                    International, Inc. ......      6,606,669      9,425,000        1.2
---------------------------------------------------------------------------------------------------------------------
Natural Gas                          330,000      Enron Corp. ................     12,657,402     14,231,250        1.8
---------------------------------------------------------------------------------------------------------------------
Natural Gas Pipelines                170,000      IMC Global, Inc. ...........      6,589,268      6,651,250        0.8
---------------------------------------------------------------------------------------------------------------------
Oil Service                          350,000      Dresser Industries, Inc. ...      8,202,968     10,850,000        1.4
                                      78,000      Schlumberger Ltd. ..........      6,580,141      7,790,250        1.0
                                                                                 ------------   ------------     ------
                                                                                   14,783,109     18,640,250        2.4
---------------------------------------------------------------------------------------------------------------------
Paper                                146,000      Kimberly-Clark
                                                    Corporation ..............     11,227,298     13,906,500        1.8
---------------------------------------------------------------------------------------------------------------------
Petroleum                            261,600      Pennzoil Co. ...............     10,752,129     14,780,400        1.9
                                     357,000      Unocal Corp. ...............     12,002,947     14,503,125        1.8
                                                                                 ------------   ------------     ------
                                                                                   22,755,076     29,283,525        3.7
---------------------------------------------------------------------------------------------------------------------
Pharmaceuticals                      195,000      Merck & Co., Inc. ..........     11,792,491     15,453,750        1.9
---------------------------------------------------------------------------------------------------------------------
Railroads                            154,000      Burlington Northern Santa Fe
                                                    Inc. .....................     12,636,886     13,301,750        1.7
---------------------------------------------------------------------------------------------------------------------
Real Estate                          279,000      Prentiss Properties Trust...      5,708,700      6,975,000        0.8
Investment Trusts                    137,700      Starwood Lodging Trust......      5,396,590      7,590,712        1.0
                                                                                 ------------   ------------     ------
                                                                                   11,105,290     14,565,712        1.8
---------------------------------------------------------------------------------------------------------------------
Retail                               591,400      Limited, Inc. (The).........     12,739,046     10,866,975        1.4
                                     260,000      Sears, Roebuck & Co. .......     10,339,207     11,992,500        1.5
                                                                                 ------------   ------------     ------
                                                                                   23,078,253     22,859,475        2.9
---------------------------------------------------------------------------------------------------------------------
Retail Specialty                     347,100      Rite Aid Corporation........     11,147,442     13,797,225        1.7
                                     426,000      +Toys 'R' Us, Inc. .........     13,238,973     12,780,000        1.6
                                                                                 ------------   ------------     ------
                                                                                   24,386,415     26,577,225        3.3
---------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------
Merrill Lynch Variable Series Funds, Inc.--Quality Equity Fund
Schedule of Investments as of December 31, 1996 (concluded)
------------------------------------------------------------------------------

                                   Shares                                                          Value       Percent of
           Industry                 Held               Stocks & Warrants             Cost        (Note 1a)     Net Assets
  ---------------------------------------------------------------------------------------------------------------------
Software--Computer                   311,600      BMC Software, Inc. .........   $ 11,552,980   $ 12,892,450        1.6%
                                     302,750      Oracle Corp. ...............     10,052,946     12,601,969        1.6
                                                                                 ------------   ------------     ------
                                                                                   21,605,926     25,494,419        3.2
---------------------------------------------------------------------------------------------------------------------
Steel                                267,000      AK Steel Holding Corp. .....     11,024,039     10,579,875        1.3
---------------------------------------------------------------------------------------------------------------------
Telecommunications                   478,000      +Airtouch Communications,
                                                    Inc. .....................     13,584,871     12,069,500        1.5
                                     220,000      Bell Atlantic Corp..........     13,554,148     14,245,000        1.8
                                                                                 ------------   ------------     ------
                                                                                   27,139,019     26,314,500        3.3
---------------------------------------------------------------------------------------------------------------------
Tobacco                               71,000      Philip Morris Companies,
                                                    Inc. .....................      6,752,180      7,996,375        1.0
---------------------------------------------------------------------------------------------------------------------
Travel & Lodging                     453,300      Carnival Corp. (Class A)....     13,364,651     14,958,900        1.9
---------------------------------------------------------------------------------------------------------------------
Utilities--Gas                       140,000      El Paso Natural Gas
                                                    Company ..................      6,860,804      7,070,000        0.9
---------------------------------------------------------------------------------------------------------------------
                                                  Total Stocks & Warrants         655,263,301    754,070,370       94.9
---------------------------------------------------------------------------------------------------------------------
                                    Face
                                   Amount            Short-Term Securities
  ---------------------------------------------------------------------------------------------------------------------
Commercial Paper**               $ 5,000,000      Clipper Receivables Corp.,
                                                    5.42% due 1/09/1997.......      4,993,225      4,993,225        0.6
                                   8,511,000      General Motors Acceptance
                                                    Corp., 7.50% due
                                                    1/02/1997.................      8,507,454      8,507,454        1.1
                                  10,000,000      Goldman Sachs Group, L.P.,
                                                    5.42% due 1/06/1997.......      9,990,966      9,990,966        1.2
                                   7,000,000      International Securitization
                                                    Corp., 5.75% due
                                                    1/21/1997.................      6,976,521      6,976,521        0.9
                                                                                 ------------   ------------     ------
                                                                                   30,468,166     30,468,166        3.8
---------------------------------------------------------------------------------------------------------------------
US Government Agency              10,000,000      Federal Home Loan Mortgage
Obligations**                                       Corp., 5.40% due
                                                    1/03/1997.................      9,995,500      9,995,500        1.3
---------------------------------------------------------------------------------------------------------------------
                                                  Total Short-Term Securities      40,463,666     40,463,666        5.1
---------------------------------------------------------------------------------------------------------------------
                                                  Total Investments...........   $695,726,967    794,534,036      100.0
                                                                                 ============
                                                  Liabilities In Excess of
                                                    Other Assets..............                      (258,808)       0.0
                                                                                                ------------     ------
                                                  Net Assets..................                  $794,275,228      100.0%
                                                                                                ============     ======
---------------------------------------------------------------------------------------------------------------------

(a) American Depositary Receipts (ADR).

(b) Global Depositary Receipts (GDR).

(c) Warrants entitle the Fund to purchase a predetermined number of shares of common stock. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.

  * Corresponding industry groups for foreign securities:

     (1) Petroleum                      (6) Semiconductors                   (11) Chemicals
     (2) Natural Resources              (7) Beverages                        (12) Banking
     (3) Automobile Parts               (8) Engineering & Construction       (13) Communications
     (4) Natural Gas Pipelines          (9) Pharmaceuticals
     (5) Insurance                      (10) Steel

 ** Commercial Paper and certain US Government Agency Obligations are traded on a discount basis; the interest rates shown are the discount rates paid at the time of purchase by the Fund.

  + Non-income producing security.

 ++ Restricted security as to resale, the value of the Fund's investment in restricted securities was approximately $1,098,000, representing 0.1% of net assets.

    -----------------------------------------------------------------------------------------------------------------
                                                                          Acquisition                          Value
    Issue                                                                    Date              Cost          (Note 1a)
    -----------------------------------------------------------------------------------------------------------------
    Hyundai Engineering & Construction Co., Ltd. (GDR)..................   3/19/1996        $2,289,371       $1,098,125
    -----------------------------------------------------------------------------------------------------------------
    Total                                                                                   $2,289,371       $1,098,125
                                                                                            ==========       ===========
    -----------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

------------------------------------------------------------------------------
Merrill Lynch Variable Series Funds, Inc.--Reserve Assets Fund
Schedule of Investments as of December 31, 1996
------------------------------------------------------------------------------

                           Face                                                       Interest   Maturity      Value
                          Amount                          Issue                        Rate*       Date      (Note 1a)
 ---------------------------------------------------------------------------------------------------------------------
Bank Notes--1.3%        $  300,000   Bank of America, Illinois......................    5.63%     12/30/97  $   299,850
---------------------------------------------------------------------------------------------------------------------
                                     Total Bank Notes (Cost--$299,971)                                          299,850
---------------------------------------------------------------------------------------------------------------------
Certificates of            500,000   Chase Manhattan Bank USA, Delaware.............    5.60       4/01/97      500,100
Deposit--2.2%
---------------------------------------------------------------------------------------------------------------------
                                     Total Certificates of Deposit (Cost--$500,000)                             500,100
---------------------------------------------------------------------------------------------------------------------
Commercial                 282,000   Allomon Funding Corp...........................    5.35       1/17/97      281,377
Paper--43.5%               587,000   Allomon Funding Corp...........................    5.33       1/21/97      585,358
                           364,000   Bear Stearns Companies, Inc. (The).............    5.35       1/31/97      362,424
                           800,000   Beta Finance Inc...............................    5.35       4/07/97      788,558
                           750,000   Caisse des Depots et Consignations.............    5.30       2/03/97      746,417
                           500,000   Finova Capital Corp............................    5.48       3/20/97      494,204
                           500,000   General Electric Capital Corp..................    5.50       3/03/97      495,483
                           333,000   General Electric Capital Corp..................    5.64       3/05/97      329,892
                           300,000   General Electric Capital Corp..................    5.45       3/25/97      296,296
                           720,000   General Motors Acceptance Corp.................    5.34       1/23/97      717,774
                           400,000   General Motors Acceptance Corp.................    5.33       6/02/97      390,940
                           502,000   Greenwich Funding Corporation..................    5.33       1/28/97      500,078
                           526,000   Korea Development Bank.........................    5.32       1/23/97      524,374
                            87,000   Korea Development Bank.........................    5.35       1/23/97       86,731
                         1,000,000   National Fleet Funding Corp....................    5.34       1/15/97      998,072
                           500,000   New Center Asset Trust.........................    5.43       1/29/97      497,984
                           600,000   New Center Asset Trust.........................    5.50       2/25/97      595,131
                           500,000   Toshiba International Finance (UK) PLC.........    5.35       1/17/97      498,896
                            58,000   Toshiba International Finance (UK) PLC.........    5.37       1/27/97       57,787
                           712,000   Windmill Funding Corp..........................    5.35       1/24/97      709,694
---------------------------------------------------------------------------------------------------------------------
                                     Total Commercial Paper (Cost--$9,957,326)                                9,957,470
---------------------------------------------------------------------------------------------------------------------

Corporate Notes--8.7%    1,000,000   LABS Trust Series 1996-C Senior Notes+.........   5.625      12/29/97    1,000,000
                         1,000,000   Short-Term Card Account Trust (1995-1)+........   5.615       1/15/97    1,000,000
---------------------------------------------------------------------------------------------------------------------
                                     Total Corporate Notes (Cost--$1,999,996)                                 2,000,000
---------------------------------------------------------------------------------------------------------------------
Funding                  1,000,000   Jackson National Life Insurance Co.+...........    5.41       4/08/97    1,000,000
Agreements--4.4%
---------------------------------------------------------------------------------------------------------------------
                                     Total Funding Agreements (Cost--$1,000,000)                              1,000,000
---------------------------------------------------------------------------------------------------------------------
Master Notes--4.4%       1,000,000   Goldman Sachs Group, L.P.+.....................    5.88       8/01/97    1,000,000
---------------------------------------------------------------------------------------------------------------------
                                     Total Master Notes (Cost--$1,000,000)                                    1,000,000
---------------------------------------------------------------------------------------------------------------------
US Government, Agency       70,000   Federal Farm Credit Bank.......................    5.52       1/21/97       69,796
& Instrumentality           90,000   Federal Farm Credit Bank.......................    5.50       2/13/97       89,451
Obligations--              120,000   Federal Home Loan Bank.........................    5.62       5/05/97      117,823
Discount--5.6%              40,000   Federal National Mortgage Association..........    5.35       3/13/97       39,582
                           110,000   Federal National Mortgage Association..........    5.41       3/13/97      108,851
                           165,000   Federal National Mortgage Association..........    5.38       3/14/97      163,253
                           300,000   Federal National Mortgage Association..........    5.30       3/17/97      296,689
                           110,000   Federal National Mortgage Association..........    5.34       3/18/97      108,769
                            50,000   Federal National Mortgage Association..........    5.40       3/24/97       49,396
                            20,000   Federal National Mortgage Association..........    5.28       4/03/97       19,731
                            15,000   Federal National Mortgage Association..........    5.26       4/10/97       14,782
                           210,000   International Bank for Reconstruction and
                                     Development....................................    5.54       2/20/97      208,482
---------------------------------------------------------------------------------------------------------------------
                                     Total US Government, Agency & Instrumentality
                                     Obligations--Discount (Cost--$1,286,426)                                 1,286,605
---------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------
Merrill Lynch Variable Series Funds, Inc.--Reserve Assets Fund
Schedule of Investments as of December 31, 1996 (concluded)
------------------------------------------------------------------------------

                           Face                                                       Interest   Maturity      Value
                          Amount                          Issue                        Rate*       Date      (Note 1a)
 ---------------------------------------------------------------------------------------------------------------------
US Government, Agency      105,000   Federal Home Loan Bank.........................    6.12%      4/15/98      104,967
& Instrumentality        1,000,000   Federal National Mortgage Association+.........    5.85       2/14/97    1,000,494
Obligations--            1,000,000   Federal National Mortgage Association+.........    5.70       5/19/97    1,000,000
Non-Discount--30.7%        500,000   Federal National Mortgage Association+.........   5.521       5/22/97      499,870
                           300,000   Federal National Mortgage Association..........    5.47      12/30/97      299,541
                           500,000   Federal National Mortgage Association+.........    5.46       4/24/98      499,750
                         1,000,000   Federal National Mortgage Association+.........    5.75       5/14/98    1,000,000
                           365,000   Student Loan Marketing Association+............    5.62       1/23/97      365,018
                           200,000   US Treasury Notes..............................   6.125       5/31/97      200,500
                           400,000   US Treasury Notes..............................    8.50       7/15/97      406,437
                           200,000   US Treasury Notes..............................    6.00       8/31/97      200,562
                           250,000   US Treasury Notes..............................    5.75       9/30/97      250,449
                           650,000   US Treasury Notes..............................   5.625      10/31/97      650,406
                           200,000   US Treasury Notes..............................   5.375      11/30/97      199,594
                           150,000   US Treasury Notes..............................    5.25      12/31/97      149,519
                           200,000   US Treasury Notes..............................   5.625      11/30/98      199,156
---------------------------------------------------------------------------------------------------------------------
                                     Total US Government, Agency &
                                     Instrumentality Obligations--
                                     Non-Discount (Cost--$7,026,821)                                          7,026,263
---------------------------------------------------------------------------------------------------------------------
                                     Total Investments
                                     (Cost--$23,070,540)--100.8%....................                         23,070,288
                                     Liabilities in Excess of Other
                                     Assets--(0.8%).................................                           (184,917)
                                                                                                            -----------
                                     Net Assets--100.0%.............................                        $22,885,371
                                                                                                            ===========
---------------------------------------------------------------------------------------------------------------------

* Commercial Paper and certain US Government, Agency & Instrumentality Obligations are traded on a discount basis; the interest rates shown are the discount rates paid at the time of purchase by the Fund. Other securities bear interest rates at the rates shown, payable at fixed dates or upon maturity. The interest rates on variable rate securities are adjusted periodically based upon appropriate indexes; the interest rates shown are the rates in effect at December 31, 1996.

+ Variable Rate Notes.

See Notes to Financial Statements.

------------------------------------------------------------------------------
Merrill Lynch Variable Series Funds, Inc.
Statements of Assets and Liabilities as of December 31, 1996
------------------------------------------------------------------------------

                                                                               Basic        Developing       Domestic
                                                               American        Value         Capital          Money
                                                               Balanced        Focus         Markets          Market
                                                                 Fund           Fund        Focus Fund         Fund
 ---------------------------------------------------------------------------------------------------------------------
Assets:
Investments, at value* (Note 1a)...........................  $210,545,210   $522,663,382   $ 96,192,191   $  278,860,287
Cash.......................................................           993             --             71           10,370
Foreign cash (Note 1c).....................................            --             --        724,487               --
Receivable for securities sold.............................            --      3,242,613        435,288               --
Interest receivable........................................     1,786,475             --         40,392        1,069,959
Receivable for capital shares sold.........................            --        936,960        971,206               --
Dividends receivable.......................................       151,604        519,497         68,281               --
Deferred organization expenses (Note 1f)...................            --          1,440             --               --
Prepaid registration fees and other assets (Note 1f).......         3,441          1,794         27,135            2,392
                                                             ------------   ------------    -----------     ------------
  Total assets.............................................   212,487,723    527,365,686     98,459,051      279,943,008
                                                             ------------   ------------    -----------     ------------
---------------------------------------------------------------------------------------------------------------------
Liabilities:
Payable for securities purchased...........................       166,848      1,672,743      2,753,565        3,197,475
Payable for capital shares redeemed........................       135,085        322,896             26        1,832,621
Payable to investment adviser (Note 2).....................       103,518        273,971         27,327          114,211
Accrued expenses and other liabilities.....................        35,258        165,912         79,231           42,687
                                                             ------------   ------------    -----------     ------------
  Total liabilities........................................       440,709      2,435,522      2,860,149        5,186,994
                                                             ------------   ------------    -----------     ------------
---------------------------------------------------------------------------------------------------------------------
Net Assets.................................................  $212,047,014   $524,930,164   $ 95,598,902   $  274,756,014
                                                             ============   ============    ===========     ============
---------------------------------------------------------------------------------------------------------------------
Net Assets Consist of:
Common Stock, $0.10 par value+.............................  $  1,324,286   $  3,562,243   $    950,806   $   27,477,548
Paid-in capital in excess of par...........................   174,548,138    422,337,791     92,662,419      247,297,930
Undistributed investment income--net.......................     3,604,288      3,224,622      1,752,408               --
Undistributed (accumulated) realized capital gains (losses)
  on investments and foreign currency transactions--net
  (Note 5).................................................    20,595,249     52,901,365     (4,054,029)              --
Unrealized appreciation (depreciation) on investments and
  foreign currency transactions--net.......................    11,975,053     42,904,143      4,287,298          (19,464)
                                                             ------------   ------------    -----------     ------------
Net Assets.................................................  $212,047,014   $524,930,164   $ 95,598,902   $  274,756,014
                                                             ============   ============    ===========     ============
---------------------------------------------------------------------------------------------------------------------
Capital Shares Outstanding.................................    13,242,862     35,622,430      9,508,063      274,775,478
                                                             ============   ============    ===========     ============
Net Asset Value, Offering and Redemption Price Per Share...  $      16.01   $      14.74   $      10.05   $         1.00
                                                             ============   ============    ===========     ============
---------------------------------------------------------------------------------------------------------------------
* Identified cost..........................................  $198,570,157   $479,759,239   $ 91,897,323   $  278,879,751
                                                             ============   ============    ===========     ============
+ Authorized shares........................................   100,000,000    100,000,000    100,000,000    1,300,000,000
                                                             ============   ============    ===========     ============
---------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

------------------------------------------------------------------------------
Merrill Lynch Variable Series Funds, Inc.
Statements of Assets and Liabilities as of December 31, 1996 (continued)
------------------------------------------------------------------------------

                                                                                Global         Global         Global
                                                                 Equity          Bond         Strategy       Utility
                                                                 Growth         Focus          Focus          Focus
                                                                  Fund          Fund++          Fund           Fund
 ---------------------------------------------------------------------------------------------------------------------
Assets:
Investments, at value* (Note 1a)............................  $451,805,311   $100,348,183   $867,228,567   $142,177,130
Cash........................................................           608         10,072        194,752         25,262
Foreign cash (Note 1c)......................................            --         60,267     15,583,973            340
Interest receivable.........................................        58,494      2,094,950      3,816,480         33,360
Receivable for forward foreign exchange contracts (Note
  1b).......................................................            --        141,607      3,709,150             --
Receivable for securities sold..............................     1,151,250      2,666,378             --             --
Dividends receivable........................................       312,385             --      1,082,249        430,750
Receivable for capital shares sold..........................       703,607            779            414         78,173
Deferred organization expenses (Note 1f)....................            --          2,367             --          2,414
Prepaid registration fees and other assets (Note 1f)........         2,555            642          3,600            918
                                                              ------------   ------------   ------------   ------------
  Total assets..............................................   454,034,210    105,325,245    891,619,185    142,748,347
                                                              ------------   ------------   ------------   ------------
---------------------------------------------------------------------------------------------------------------------
Liabilities:
Unrealized depreciation on forward foreign exchange
  contracts (Note 1b).......................................            --         78,492      2,598,413             --
Payable for securities purchased............................       561,675     11,126,689     16,114,249             --
Payable for capital shares redeemed.........................        48,793        104,824        691,642        177,446
Payable to investment adviser (Note 2)......................       293,221         43,076        496,049         74,269
Accrued expenses and other liabilities......................       101,256        164,790      1,434,257         58,831
Payable for forward foreign exchange contracts (Note 1b)....            --             --         81,757             --
Variation margin on stock index futures contracts (Note
  1b).......................................................            --         17,464             --             --
                                                              ------------   ------------   ------------   ------------
  Total liabilities.........................................     1,004,945     11,535,335     21,416,367        310,546
                                                              ------------   ------------   ------------   ------------
---------------------------------------------------------------------------------------------------------------------
Net Assets..................................................  $453,029,265   $ 93,789,910   $870,202,818   $142,437,801
                                                              ============   ============   ============   ============
---------------------------------------------------------------------------------------------------------------------
Net Assets Consist of:
Common Stock, $0.10 par value+..............................  $  1,727,480   $    960,915   $  6,272,330   $  1,168,693
Paid-in capital in excess of par............................   374,280,783     94,976,976    746,052,734    117,927,335
Undistributed investment income--net........................     1,422,632        118,851     20,579,673      1,132,021
Undistributed (accumulated) realized capital gains (losses) on investments and foreign currency transactions--net (Note
  5)........................................................    22,041,727     (1,230,690)    26,215,075     (2,628,376)
Unrealized appreciation (depreciation) on investments and
  foreign currency transactions--net........................    53,556,643     (1,036,142)    71,083,006     24,838,128
                                                              ------------   ------------   ------------   ------------
Net Assets..................................................  $453,029,265   $ 93,789,910   $870,202,818   $142,437,801
                                                              ============   ============   ============   ============
---------------------------------------------------------------------------------------------------------------------
Capital Shares Outstanding..................................    17,274,795      9,609,151     62,723,303     11,686,930
                                                              ============   ============   ============   ============
Net Asset Value, Offering and Redemption Price Per Share....  $      26.22   $       9.76   $      13.87   $      12.19
                                                              ============   ============   ============   ============
---------------------------------------------------------------------------------------------------------------------
* Identified cost...........................................  $398,248,668   $101,153,795   $793,370,058   $117,339,737
                                                              ============   ============   ============   ============
+ Authorized shares.........................................   100,000,000    100,000,000    200,000,000    100,000,000
                                                              ============   ============   ============   ============
---------------------------------------------------------------------------------------------------------------------

++ International Bond Fund was acquired by World Income Focus Fund. Subsequent to the acquisition, World Income Focus Fund changed its name to Global Bond Focus Fund.

See Notes to Financial Statements.

------------------------------------------------------------------------------
Merrill Lynch Variable Series Funds, Inc.
Statements of Assets and Liabilities as of December 31, 1996 (continued)
------------------------------------------------------------------------------

                                                                                 High
                                                               Government      Current                     International
                                                                  Bond          Income       Index 500     Equity Focus
                                                                 Fund++          Fund         Fund++++         Fund
 ---------------------------------------------------------------------------------------------------------------------
Assets:
Investments, at value* (Note 1a)............................  $ 87,831,280   $410,867,543   $ 10,844,116   $ 347,717,218
Options purchased, at value (premiums paid-$597,405) (Notes
  1a & 1b)..................................................            --             --             --         705,275
Variation margin on stock index futures contracts (Note
  1b).......................................................            --             --             --          51,556
Cash........................................................           776             --             --          11,007
Foreign cash (Note 1c)......................................            --             --             --         814,905
Receivable for options written..............................            --             --             --          26,960
Interest receivable.........................................     1,419,180      6,689,392             --             210
Receivable for capital shares sold..........................       365,988          2,353             --         287,014
Dividends receivable........................................            --             --          7,216         306,875
Receivable for securities sold..............................            --             --          1,881         294,641
Receivable for forward foreign exchange contracts (Note
  1b).......................................................            --             --             --         217,542
Receivable from investment adviser (Note 2).................            --             --          1,651              --
Receivable for loaned securities (Note 6)...................            83             --             --              --
Deferred organization expenses (Note 1f)....................            --             --         14,852              --
Prepaid registration fees and other assets (Note 1f)........           717          5,893             --           3,416
                                                              ------------   ------------   ------------    ------------
  Total assets..............................................    89,618,024    417,565,181     10,869,716     350,436,619
                                                              ------------   ------------   ------------    ------------
---------------------------------------------------------------------------------------------------------------------
Liabilities:
Options written, at value (premiums received-$117,250)
  (Notes 1a & 1b)...........................................            --             --             --         154,869
Unrealized depreciation on forward foreign exchange
  contracts (Note 1b).......................................            --             --             --             305
Payable for custodian bank (Note 1h)........................            --      2,604,491             --              --
Payable for securities purchased............................            --             --         63,798         604,180
Payable to investment adviser (Note 2)......................        12,244        172,193             --         225,798
Payable for capital shares redeemed.........................            --         83,294             22           8,823
Variation margin on stock index futures contracts (Note
  1b).......................................................            --             --         29,200              --
Accrued expenses and other liabilities......................        24,988         90,285         24,856         362,815
                                                              ------------   ------------   ------------    ------------
  Total liabilities.........................................        37,232      2,950,263        117,876       1,356,790
                                                              ------------   ------------   ------------    ------------
---------------------------------------------------------------------------------------------------------------------
Net Assets..................................................  $ 89,580,792   $414,614,918   $ 10,751,840   $ 349,079,829
                                                              ============   ============   ============    ============
---------------------------------------------------------------------------------------------------------------------
Net Assets Consist of:
Common Stock, $0.10 par value+..............................  $    861,700   $  3,638,978   $    105,735   $   3,002,760
Paid-in capital in excess of par............................    87,437,337    412,111,475     10,476,301     329,573,888
Undistributed investment income--net........................       484,603      3,786,391         16,863       4,510,300
Undistributed (accumulated) realized capital gains (losses)
  on investments and foreign currency
  transactions--net (Note 5)................................      (154,414)    (5,478,242)          (193)        192,008
Unrealized appreciation on investments and foreign currency
  transactions--net.........................................       951,566        556,316        153,134      11,800,873
                                                              ------------   ------------   ------------    ------------
Net Assets..................................................  $ 89,580,792   $414,614,918   $ 10,751,840   $ 349,079,829
                                                              ============   ============   ============    ============
---------------------------------------------------------------------------------------------------------------------
Capital Shares Outstanding..................................     8,617,002     36,389,781      1,057,347      30,027,594
                                                              ============   ============   ============    ============
Net Asset Value, Offering and Redemption Price Per Share....  $      10.40   $      11.39   $      10.17   $       11.63
                                                              ============   ============   ============    ============
---------------------------------------------------------------------------------------------------------------------
* Identified cost...........................................  $ 86,879,714   $410,311,227   $ 10,696,027   $ 335,887,786
                                                              ============   ============   ============    ============
+ Authorized shares.........................................   100,000,000    100,000,000    100,000,000     100,000,000
                                                              ============   ============   ============    ============
---------------------------------------------------------------------------------------------------------------------

 ++ Formerly known as Intermediate Government Bond Fund.

++++ The Fund commenced operations on December 13, 1996.

See Notes to Financial Statements.

------------------------------------------------------------------------------
Merrill Lynch Variable Series Funds, Inc.
Statements of Assets and Liabilities as of December 31, 1996 (concluded)
------------------------------------------------------------------------------

                                                                Natural
                                                               Resources        Prime         Quality        Reserve
                                                                 Focus           Bond          Equity         Assets
                                                                  Fund           Fund           Fund           Fund
 ---------------------------------------------------------------------------------------------------------------------
Assets:
Investments, at value* (Note 1a)............................  $ 45,411,176   $529,710,728   $794,534,036   $ 23,070,288
Cash........................................................           507            654             85          6,098
Interest receivable.........................................            --      8,433,549             --         88,796
Receivable for securities sold..............................        39,532      5,093,200             --             --
Dividends receivable........................................        59,829             --      1,227,381             --
Receivable for capital shares sold..........................            --        498,018        365,270         39,787
Receivable for loaned securities (Note 6)...................            --            610             --             --
Prepaid registration fees and other assets (Note 1f)........           403          7,494          5,695          2,561
                                                              ------------   ------------   ------------   ------------
  Total assets..............................................    45,511,447    543,744,253    796,132,467     23,207,530
                                                              ------------   ------------   ------------   ------------
---------------------------------------------------------------------------------------------------------------------
Liabilities:
Payable for securities purchased............................       220,652      4,996,751      1,289,280        299,763
Payable to investment adviser (Note 2)......................        25,855        201,657        304,791          9,534
Payable for capital shares redeemed.........................        50,989         54,060        110,758            820
Accrued expenses and other liabilities......................        16,956         98,057        152,410         12,042
                                                              ------------   ------------   ------------   ------------
  Total liabilities.........................................       314,452      5,350,525      1,857,239        322,159
                                                              ------------   ------------   ------------   ------------
---------------------------------------------------------------------------------------------------------------------
Net Assets..................................................  $ 45,196,995   $538,393,728   $794,275,228   $ 22,885,371
                                                              ============   ============   ============   ============
---------------------------------------------------------------------------------------------------------------------
Net Assets Consist of:
Common Stock, $0.10 par value+..............................  $    344,378   $  4,521,158   $  2,419,424   $  2,288,562
Paid-in capital in excess of par............................    36,969,567    542,786,415    651,091,058     20,597,061
Undistributed investment income--net........................       221,415      3,129,844      5,217,038             --
Undistributed (accumulated) realized capital gains (losses) on investments and foreign currency transactions--net (Note
  5)........................................................     2,970,842    (15,731,248)    36,740,639             --
Unrealized appreciation (depreciation) on investments and
  foreign currency transactions--net........................     4,690,793      3,687,559     98,807,069           (252)
                                                              ------------   ------------   ------------   ------------
Net Assets..................................................  $ 45,196,995   $538,393,728   $794,275,228   $ 22,885,371
                                                              ============   ============   ============   ============
---------------------------------------------------------------------------------------------------------------------
Capital Shares Outstanding..................................     3,443,783     45,211,583     24,194,244     22,885,622
                                                              ============   ============   ============   ============
Net Asset Value, Offering and Redemption Price Per Share....  $      13.12   $      11.91   $      32.83   $       1.00
                                                              ============   ============   ============   ============
---------------------------------------------------------------------------------------------------------------------
* Identified cost...........................................  $ 40,722,448   $526,023,169   $695,726,967   $ 23,070,540
                                                              ============   ============   ============   ============
+ Authorized shares.........................................   100,000,000    100,000,000    100,000,000    500,000,000
                                                              ============   ============   ============   ============
---------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

------------------------------------------------------------------------------
Merrill Lynch Variable Series Funds, Inc.
Statements of Operations for the Year Ended December 31, 1996
------------------------------------------------------------------------------

                                                                                     Basic      Developing    Domestic
                                                                     American        Value       Capital        Money
                                                                     Balanced        Focus       Markets       Market
                                                                       Fund          Fund       Focus Fund      Fund
---------------------------------------------------------------------------------------------------------------------
Investment Income (Notes 1d & 1e):
Interest and discount earned......................................  $ 6,807,063   $ 2,321,975   $  557,486   $15,317,537
Dividends*........................................................    1,833,183     5,869,178    2,257,621            --
                                                                    -----------   -----------   ----------   -----------
Total income......................................................    8,640,246     8,191,153    2,815,107    15,317,537
                                                                    -----------   -----------   ----------   -----------
---------------------------------------------------------------------------------------------------------------------
Expenses:
Investment advisory fees (Note 2).................................    1,186,936     2,414,605      765,718     1,386,726
Custodian fees....................................................       27,739        39,578      192,342        17,641
Accounting services (Note 2)......................................       47,193        94,151       17,633        49,358
Professional fees.................................................       20,794        27,988        8,370        29,810
Registration fees (Note 1f).......................................        2,869        62,939       10,191            24
Directors' fees and expenses......................................        5,004         7,451        1,383         6,723
Transfer agent fees (Note 2)......................................        5,006         4,958        5,007         5,020
Pricing services..................................................          685           232        6,224            --
Amortization of organization expenses (Note 1f)...................           --           720        2,667         1,340
Other.............................................................        4,250         5,250           --        10,742
                                                                    -----------   -----------   ----------   -----------
Total expenses before reimbursement...............................    1,300,476     2,657,872    1,009,535     1,507,384
Reimbursement of expenses (Note 2)................................           --            --      (52,388)           --
                                                                    -----------   -----------   ----------   -----------
Total expenses after reimbursement................................    1,300,476     2,657,872      957,147     1,507,384
                                                                    -----------   -----------   ----------   -----------
Investment income--net............................................    7,339,770     5,533,281    1,857,960    13,810,153
                                                                    -----------   -----------   ----------   -----------
---------------------------------------------------------------------------------------------------------------------
Realized & Unrealized Gain (Loss) on Investments & Foreign
  Currency Transactions--Net (Notes 1b, 1c, 1e & 3):
Realized gain (loss) on investments--net..........................   21,869,723    56,406,548      (51,709)       12,359
Realized loss on foreign currency transactions--net...............           --            --     (105,274)           --
Change in unrealized appreciation/depreciation on
  investments--net................................................   (9,430,963)   13,550,612    4,837,024      (157,747)
Change in unrealized appreciation/depreciation on foreign currency
  transactions....................................................           --            --       (7,883)           --
                                                                    -----------   -----------   ----------   -----------
Total realized and unrealized gain (loss) on investments and
  foreign currency transactions--net..............................   12,438,760    69,957,160    4,672,158      (145,388)
                                                                    -----------   -----------   ----------   -----------
Net Increase in Net Assets Resulting from Operations..............  $19,778,530   $75,490,441   $6,530,118   $13,664,765
                                                                    ===========   ===========   ==========   ===========
---------------------------------------------------------------------------------------------------------------------
* Net of withholding tax on dividends.............................  $       873   $   159,174   $  103,221            --
                                                                    ===========   ===========   ==========   ===========
---------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

------------------------------------------------------------------------------
Merrill Lynch Variable Series Funds, Inc.
Statements of Operations for the Year Ended December 31, 1996 (continued)
------------------------------------------------------------------------------

                                                                                 Global         Global        Global
                                                                   Equity         Bond         Strategy       Utility
                                                                   Growth         Focus         Focus          Focus
                                                                    Fund          Fund           Fund          Fund
 ---------------------------------------------------------------------------------------------------------------------
Investment Income (Notes 1d & 1e):
Interest and discount earned*..................................  $ 2,906,699   $7,362,977    $ 11,236,222   $   659,024
Dividends**....................................................    2,359,527       68,036       8,177,095     6,059,957
Other income...................................................           --       42,863           4,675            --
                                                                 -----------   ----------    ------------   -----------
Total income...................................................    5,266,226    7,473,876      19,417,992     6,718,981
                                                                 -----------   ----------    ------------   -----------
---------------------------------------------------------------------------------------------------------------------
Expenses:
Investment advisory fees (Note 2)..............................    3,010,613      518,022       3,715,122       880,959
Custodian fees.................................................       42,130       30,154         165,186        29,004
Accounting services (Note 2)...................................       90,851       18,069         107,351        31,814
Professional fees..............................................       29,504       11,372          50,835        15,356
Registration fees (Note 1f)....................................       49,227          562              --            19
Directors' fees and expenses...................................        8,142        1,898          12,226         3,283
Transfer agent fees (Note 2)...................................        5,002        5,002           5,006         5,007
Pricing services...............................................           --        5,093           3,930            --
Amortization of organization expenses (Note 1f)................           --        1,578              --           863
Other..........................................................        5,389        2,016          17,599         4,391
                                                                 -----------   ----------    ------------   -----------
Total expenses.................................................    3,240,858      593,766       4,077,255       970,696
                                                                 -----------   ----------    ------------   -----------
Investment income--net.........................................    2,025,368    6,880,110      15,340,737     5,748,285
                                                                 -----------   ----------    ------------   -----------
---------------------------------------------------------------------------------------------------------------------
Realized & Unrealized Gain (Loss) on Investments & Foreign
  Currency Transactions--Net (Notes 1b, 1c, 1e & 3):
Realized gain on investments--net..............................   22,199,518      905,735      45,320,331     1,243,231
Realized gain (loss) on foreign currency transactions--net.....           --      (75,020 )    15,637,082       (46,439)
Change in unrealized appreciation/depreciation on
  investments--net.............................................    5,970,999     (531,602 )    37,056,845    10,440,233
Change in unrealized appreciation/depreciation on foreign
  currency transactions........................................           --     (174,496 )   (12,458,193)       (9,723)
                                                                 -----------   ----------    ------------   -----------
Total realized and unrealized gain on investments and foreign
  currency transactions--net...................................   28,170,517      124,617      85,556,065    11,627,302
                                                                 -----------   ----------    ------------   -----------
Net Increase in Net Assets Resulting from Operations...........  $30,195,885   $7,004,727    $100,896,802   $17,375,587
                                                                 ===========   ==========    ============   ===========
---------------------------------------------------------------------------------------------------------------------
 * Net of withholding tax on interest..........................  $        --   $   32,711    $     80,349   $        --
                                                                 ===========   ==========    ============   ===========
** Net of withholding tax on dividends.........................  $     3,500   $       --    $    462,853   $   350,006
                                                                 ===========   ==========    ============   ===========
---------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

------------------------------------------------------------------------------
Merrill Lynch Variable Series Funds, Inc.
Statements of Operations for the Year Ended December 31, 1996 (continued)
------------------------------------------------------------------------------

                                                                                     High                   International
                                                                    Government      Current                    Equity
                                                                       Bond         Income      Index 500       Focus
                                                                       Fund          Fund         Fund+         Fund
---------------------------------------------------------------------------------------------------------------------
Investment Income (Notes 1d & 1e):
Interest and discount earned*.....................................  $3,898,013    $37,867,841   $  9,587     $ 3,616,175
Dividends**.......................................................          --        883,127      7,276       5,353,531
Other income......................................................       7,464        254,493         --              --
                                                                    -----------   -----------   --------     -----------
Total income......................................................   3,905,477     39,005,461     16,863       8,969,706
                                                                    -----------   -----------   --------     -----------
---------------------------------------------------------------------------------------------------------------------
Expenses:
Investment advisory fees (Note 2).................................     297,926      1,881,541      1,638       2,358,140
Custodian fees....................................................      12,035         38,264        500         278,327
Accounting services (Note 2)......................................      13,454         85,714        120          68,951
Professional fees.................................................       7,193         35,064         --          26,860
Registration fees (Note 1f).......................................      14,717         26,617        441          27,017
Pricing services..................................................       1,264          9,274         25          22,351
Directors' fees and expenses......................................       1,009          8,229         --           6,266
Transfer agent fees (Note 2)......................................       4,991          4,960        417           4,589
Amortization of organization expenses (Note 1f)...................          --             --        148           1,383
Other.............................................................       1,191          6,439         --           9,054
                                                                    -----------   -----------   --------     -----------
Total expenses before reimbursement...............................     353,780      2,096,102      3,289       2,802,938
Reimbursement of expenses (Note 2)................................    (264,214 )           --     (3,289 )            --
                                                                    -----------   -----------   --------     -----------
Expenses after reimbursement......................................      89,566      2,096,102         --       2,802,938
                                                                    -----------   -----------   --------     -----------
Investment income--net............................................   3,815,911     36,909,359     16,863       6,166,768
                                                                    -----------   -----------   --------     -----------
---------------------------------------------------------------------------------------------------------------------
Realized & Unrealized Gain (Loss) on Investments & Foreign
  Currency Transactions--Net (Notes 1b, 1c, 1e & 3):
Realized gain (loss) on investments--net..........................    (154,413 )   (3,777,610)      (193 )     9,049,271
Realized gain on foreign currency transactions--net...............          --             --         --         889,867
Change in unrealized appreciation/depreciation on
  investments--net................................................  (1,012,273 )    8,565,962    153,134       3,256,180
Change in unrealized appreciation/depreciation on foreign currency
  transactions....................................................          --             --         --        (745,643)
                                                                    -----------   -----------   --------     -----------
Total realized and unrealized gain (loss) on investments and
  foreign currency transactions--net..............................  (1,166,686 )    4,788,352    152,941      12,449,675
                                                                    -----------   -----------   --------     -----------
Net Increase in Net Assets Resulting from Operations..............  $2,649,225    $41,697,711   $169,804     $18,616,443
                                                                    ===========   ===========   ========     ===========
---------------------------------------------------------------------------------------------------------------------
 * Net of withholding tax on interest.............................  $       --    $        --   $     --     $       977
                                                                    ===========   ===========   ========     ===========
** Net of withholding tax on dividends............................  $       --    $        --   $     --     $   555,297
                                                                    ===========   ===========   ========     ===========
---------------------------------------------------------------------------------------------------------------------

+The Fund commenced operations on December 13, 1996.

See Notes to Financial Statements.

------------------------------------------------------------------------------
Merrill Lynch Variable Series Funds, Inc.
Statements of Operations for the Year Ended December 31, 1996 (concluded)
------------------------------------------------------------------------------

                                                                Natural
                                                               Resources        Prime         Quality        Reserve
                                                                 Focus           Bond          Equity         Assets
                                                                  Fund           Fund           Fund           Fund
---------------------------------------------------------------------------------------------------------------------
Investment Income (Notes 1d & 1e):
Interest and discount earned................................  $     75,317   $ 35,506,054   $  5,883,776   $  1,323,908
Dividends*..................................................       939,896             --     11,052,176             --
Other income................................................            --         58,223          3,074             --
                                                                ----------    -----------   ------------     ----------
Total income................................................     1,015,213     35,564,277     16,939,026      1,323,908
                                                                ----------    -----------   ------------     ----------
---------------------------------------------------------------------------------------------------------------------
Expenses:
Investment advisory fees (Note 2)...........................       297,742      2,160,063      3,136,852        118,827
Accounting services (Note 2)................................        10,026        107,314        158,146          3,830
Custodian fees..............................................        31,761         45,793         60,419         10,988
Professional fees...........................................         7,148         42,418         56,245          6,043
Registration fees (Note 1f).................................            16         29,647         52,190             --
Directors' fees and expenses................................         1,018         10,976         14,937             --
Transfer agent fees (Note 2)................................         5,002          5,005          4,982          4,997
Pricing services............................................         4,735          8,819            214             --
Other.......................................................         1,434          8,811         11,246             --
                                                                ----------    -----------   ------------     ----------
Total expenses..............................................       358,882      2,418,846      3,495,231        144,685
                                                                ----------    -----------   ------------     ----------
Investment income--net......................................       656,331     33,145,431     13,443,795      1,179,223
                                                                ----------    -----------   ------------     ----------
---------------------------------------------------------------------------------------------------------------------
Realized & Unrealized Gain (Loss) on Investments & Foreign
  Currency Transactions--Net (Notes 1b, 1c, 1e & 3):
Realized gain on investments--net...........................     2,970,830        215,210     36,740,673          3,049
Realized gain (loss) on foreign currency
  transactions--net.........................................       (13,371)            --            147             --
Change in unrealized appreciation/depreciation on
  investments--net..........................................     2,055,840    (21,044,224)    67,969,744        (14,201)
Change in unrealized appreciation/depreciation on foreign
  currency transactions.....................................         2,033             --             --             --
                                                                ----------    -----------   ------------     ----------
Total realized and unrealized gain (loss) on investments and
  foreign currency transactions--net........................     5,015,332    (20,829,014)   104,710,564        (11,152)
                                                                ----------    -----------   ------------     ----------
Net Increase in Net Assets Resulting from Operations........  $  5,671,663   $ 12,316,417   $118,154,359   $  1,168,071
                                                                ==========    ===========   ============     ==========
---------------------------------------------------------------------------------------------------------------------
* Net of withholding tax on dividends.......................  $     75,184   $         --   $    262,454   $         --
                                                                ==========    ===========   ============     ==========
---------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

------------------------------------------------------------------------------
Merrill Lynch Variable Series Funds, Inc.
Statements of Changes in Net Assets
------------------------------------------------------------------------------

                                                                                        American Balanced Fund
                                                                                  ----------------------------------
                                                                                      For the Year Ended December 31,
                                                                                   ----------------------------------
                      Increase (Decrease) in Net Assets:                              1996                   1995
  ---------------------------------------------------------------------------------------------------------------------
Operations:
Investment income--net.........................................................   $  7,339,770           $  8,022,508
Realized gain (loss) on investments--net.......................................     21,869,723               (311,392)
Change in unrealized appreciation/depreciation on investments--net.............     (9,430,963)            27,587,655
                                                                                  ------------           ------------
Net increase in net assets resulting from operations...........................     19,778,530             35,298,771
                                                                                  ------------           ------------
---------------------------------------------------------------------------------------------------------------------
Dividends & Distributions to Shareholders (Note 1g):
Investment income--net.........................................................     (7,882,096)            (7,173,644)
Realized gain on investments--net..............................................       (328,715)                    --
                                                                                  ------------           ------------
Net decrease in net assets resulting from dividends and distributions to
shareholders...................................................................     (8,210,811)            (7,173,644)
                                                                                  ------------           ------------
---------------------------------------------------------------------------------------------------------------------
Capital Share Transactions (Note 4):
Net increase (decrease) in net assets derived from capital share
  transactions.................................................................    (12,432,919)            25,836,347
                                                                                  ------------           ------------
---------------------------------------------------------------------------------------------------------------------
Net Assets:
Total increase (decrease) in net assets........................................       (865,200)            53,961,474
Beginning of year..............................................................    212,912,214            158,950,740
                                                                                  ------------           ------------
End of year*...................................................................   $212,047,014           $212,912,214
                                                                                  ============           ============
---------------------------------------------------------------------------------------------------------------------
*Undistributed investment income--net..........................................   $  3,604,288           $  4,146,614
                                                                                  ============           ============
---------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

==============================================================================

      Basic Value Focus Fund
----------------------------------
    For the Year Ended December 31,
 ----------------------------------
    1996                   1995
----------------------------------
$  5,533,281           $  3,967,636
  56,406,548             13,595,994
  13,550,612             34,077,480
------------           ------------
  75,490,441             51,641,110
------------           ------------
----------------------------------
  (4,571,085)            (3,296,595)
 (16,947,347)            (7,106,929)
------------           ------------
 (21,518,432)           (10,403,524)
------------           ------------
----------------------------------
 164,495,262            100,918,588
------------           ------------
----------------------------------
 218,467,271            142,156,174
 306,462,893            164,306,719
------------           ------------
$524,930,164           $306,462,893
============           ============
----------------------------------
$  3,224,622           $  2,262,426
============           ============
----------------------------------

------------------------------------------------------------------------------
Merrill Lynch Variable Series Funds, Inc.
Statements of Changes in Net Assets (continued)
------------------------------------------------------------------------------

                                                                                           Developing Capital
                                                                                           Markets Focus Fund
                                                                                    --------------------------------
                                                                                      For the Year Ended December 31,
                                                                                     --------------------------------
                       Increase (Decrease) in Net Assets:                             1996                   1995
 -------------------------------------------------------------------------------------------------------------------
Operations:
Investment income--net..........................................................   $ 1,857,960            $ 1,186,414
Realized gain (loss) on investments and foreign currency transactions--net......      (156,983)            (3,129,641)
Change in unrealized appreciation/depreciation on investments and foreign
currency transactions--net......................................................     4,829,141              1,803,333
                                                                                   -----------            -----------
Net increase (decrease) in net assets resulting from operations.................     6,530,118               (139,894)
                                                                                   -----------            -----------
---------------------------------------------------------------------------------------------------------------------
Dividends & Distributions to Shareholders (Note 1g):
Investment income--net..........................................................    (1,385,673)              (332,002)
Realized gain on investments--net...............................................            --                     --
                                                                                   -----------            -----------
Net decrease in net assets resulting from dividends and distributions to
shareholders....................................................................    (1,385,673)              (332,002)
                                                                                   -----------            -----------
---------------------------------------------------------------------------------------------------------------------
Capital Share Transactions (Note 4):
Net increase (decrease) in net assets derived from capital share transactions...    35,245,827             19,004,774
                                                                                   -----------            -----------
---------------------------------------------------------------------------------------------------------------------
Net Assets:
Total increase (decrease) in net assets.........................................    40,390,272             18,532,878
Beginning of year...............................................................    55,208,630             36,675,752
                                                                                   -----------            -----------
End of year*....................................................................   $95,598,902            $55,208,630
                                                                                   ===========            ===========
---------------------------------------------------------------------------------------------------------------------
*Undistributed investment income--net (Note 1i).................................   $ 1,752,408            $ 1,184,973
                                                                                   ===========            ===========
---------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

==============================================================================

          Domestic Money
            Market Fund
----------------------------------
    For the Year Ended December 31,
 ----------------------------------
    1996                   1995
----------------------------------
$ 13,810,153           $ 17,526,423
      12,359                 44,778
    (157,747)               334,598
                       ------------
  13,664,765             17,905,799
                       ------------
----------------------------------
 (13,810,153)           (17,526,423)
     (12,359)               (44,778)
                       ------------
            )
 (13,822,512            (17,571,201)
                       ------------
----------------------------------
 (28,998,068)           (59,621,869)
                       ------------
----------------------------------
 (29,155,815)           (59,287,271)
 303,911,829            363,199,100
                       ------------
$274,756,014           $303,911,829
                       ============
----------------------------------
$         --           $         --
                       ============
----------------------------------

------------------------------------------------------------------------------
Merrill Lynch Variable Series Funds, Inc.
Statements of Changes in Net Assets (continued)
------------------------------------------------------------------------------

                                                                                          Equity Growth Fund
                                                                                  ----------------------------------
                                                                                      For the Year Ended December 31,
                                                                                   ----------------------------------
                      Increase (Decrease) in Net Assets:                              1996                   1995
 -------------------------------------------------------------------------------------------------------------------
Operations:
Investment income--net.........................................................   $  2,025,368           $  1,785,602
Realized gain on investments and foreign currency transactions--net............     22,199,518             45,385,878
Change in unrealized appreciation/depreciation on investments and foreign
currency transactions--net.....................................................      5,970,999             44,941,516
                                                                                  ------------           ------------
Net increase in net assets resulting from operations...........................     30,195,885             92,112,996
                                                                                  ------------           ------------
---------------------------------------------------------------------------------------------------------------------
Dividends & Distributions to Shareholders (Note 1g):
Investment income--net.........................................................     (1,882,603)              (889,063)
Realized gain on investments--net..............................................    (43,561,906)                    --
                                                                                  ------------           ------------
Net decrease in net assets resulting from dividends and distributions to
shareholders...................................................................    (45,444,509)              (889,063)
                                                                                  ------------           ------------
---------------------------------------------------------------------------------------------------------------------
Capital Share Transactions (Note 4):
Net proceeds from issuance of capital shares...................................    128,356,735             78,653,598
Net proceeds from issuance of capital shares resulting from reorganization.....             --                     --
                                                                                  ------------           ------------
Net increase in net assets derived from capital share transactions.............    128,356,735             78,653,598
                                                                                  ------------           ------------
---------------------------------------------------------------------------------------------------------------------
Net Assets:
Total increase in net assets...................................................    113,108,111            169,877,531
Beginning of year..............................................................    339,921,154            170,043,623
                                                                                  ------------           ------------
End of year*...................................................................   $453,029,265           $339,921,154
                                                                                  ============           ============
---------------------------------------------------------------------------------------------------------------------
*Undistributed investment income--net (Note 1i)................................   $  1,422,632           $  1,279,867
                                                                                  ============           ============
---------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

==============================================================================

      Global Bond Focus Fund
 --------------------------------
   For the Year Ended December 31,
  --------------------------------
   1996                   1995
 --------------------------------
$ 6,880,110            $ 6,952,991
    830,715                510,287
   (706,098)             4,502,738
                       ------------
  7,004,727             11,966,016
                       ------------
--------------------------------
 (6,810,949)            (6,851,555)
         --                     --
                       ------------
           )
 (6,810,949             (6,851,555)
                       ------------
--------------------------------
 (6,069,072)             1,580,255
 17,820,572                     --
                       ------------
 11,751,500              1,580,255
                       ------------
--------------------------------
 11,945,278              6,694,716
 81,844,632             75,149,916
                       ------------
$93,789,910            $81,844,632
                       ============
--------------------------------
$   118,851            $   765,308
                       ============
--------------------------------

------------------------------------------------------------------------------
Merrill Lynch Variable Series Funds, Inc.
Statements of Changes in Net Assets (continued)
------------------------------------------------------------------------------

                                                                                      Global Strategy Focus Fund
                                                                                  ----------------------------------
                                                                                      For the Year Ended December 31,
                                                                                   ----------------------------------
                      Increase (Decrease) in Net Assets:                              1996                   1995
  ---------------------------------------------------------------------------------------------------------------------
Operations:
Investment income--net.........................................................   $ 15,340,737           $ 17,146,054
Realized gain (loss) on investments and foreign currency transactions--net.....     60,957,413            (23,380,052)
Change in unrealized appreciation/depreciation on investments and foreign
currency transactions--net.....................................................     24,598,652             58,162,628
                                                                                  ------------           ------------
Net increase in net assets resulting from operations...........................    100,896,802             51,928,630
                                                                                  ------------           ------------
---------------------------------------------------------------------------------------------------------------------
Dividends & Distributions to Shareholders (Note 1g):
Investment income--net.........................................................    (12,699,527)           (16,913,134)
In excess of realized gains on investments--net................................             --               (199,509)
                                                                                  ------------           ------------
Net decrease in net assets resulting from dividends and distributions to
shareholders...................................................................    (12,699,527)           (17,112,643)
                                                                                  ------------           ------------
---------------------------------------------------------------------------------------------------------------------
Capital Share Transactions (Note 4):
Net redemptions from capital shares............................................    (52,564,882)            (9,981,690)
Net proceeds from issuance of capital shares resulting from reorganization.....    294,328,812                     --
                                                                                  ------------           ------------
Net increase (decrease) in net assets derived from capital share
  transactions.................................................................    241,763,930             (9,981,690)
                                                                                  ------------           ------------
---------------------------------------------------------------------------------------------------------------------
Net Assets:
Total increase (decrease) in net assets........................................    329,961,205             24,834,297
Beginning of year..............................................................    540,241,613            515,407,316
                                                                                  ------------           ------------
End of year*...................................................................   $870,202,818           $540,241,613
                                                                                  ============           ============
---------------------------------------------------------------------------------------------------------------------
*Undistributed investment income--net (Note 1i)................................   $ 20,579,673           $  7,489,615
                                                                                  ============           ============
---------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

==============================================================================

     Global Utility Focus Fund
----------------------------------
    For the Year Ended December 31,
 ----------------------------------
    1996                   1995
----------------------------------
$  5,748,285           $  5,942,408
   1,196,792             (2,380,178)
  10,430,510             26,090,740
                       ------------
  17,375,587             29,652,970
                       ------------
----------------------------------
  (6,739,387)            (5,144,108)
          --                     --
                       ------------
  (6,739,387)            (5,144,108)
                       ------------
----------------------------------
  16,423,676              2,526,392
          --                     --
                       ------------
 (16,423,676)            (2,526,392)
                       ------------
----------------------------------
  (5,787,476)            21,982,470
 148,225,277            126,242,807
                       ------------
$142,437,801           $148,225,277
                       ============
----------------------------------
$  1,132,021           $  2,159,534
                       ============
----------------------------------

------------------------------------------------------------------------------
Merrill Lynch Variable Series Funds, Inc.
Statements of Changes in Net Assets (continued)
------------------------------------------------------------------------------

                                                                                               Government
                                                                                               Bond Fund
                                                                                    --------------------------------
                                                                                      For the Year Ended December 31,
                                                                                     --------------------------------
                       Increase (Decrease) in Net Assets:                             1996                   1995
  ---------------------------------------------------------------------------------------------------------------------
Operations:
Investment income--net..........................................................   $ 3,815,911            $ 1,796,464
Realized gain (loss) on investments--net........................................      (154,413)               192,982
Change in unrealized appreciation/depreciation on investments--net..............    (1,012,273)             2,024,581
                                                                                   -----------            -----------
Net increase in net assets resulting from operations............................     2,649,225              4,014,027
                                                                                   -----------            -----------
---------------------------------------------------------------------------------------------------------------------
Dividends & Distributions to Shareholders (Note 1g):
Investment income--net..........................................................    (3,530,361)            (1,670,786)
Realized gain on investments--net...............................................      (137,668)                    --
                                                                                   -----------            -----------
Net decrease in net assets resulting from dividends and distributions to
shareholders....................................................................    (3,668,029)            (1,670,786)
                                                                                   -----------            -----------
---------------------------------------------------------------------------------------------------------------------
Capital Share Transactions (Note 4):
Net increase in net assets derived from capital share transactions..............    49,603,169             20,842,535
                                                                                   -----------            -----------
---------------------------------------------------------------------------------------------------------------------
Net Assets:
Total increase in net assets....................................................    48,584,365             23,185,776
Beginning of year...............................................................    40,996,427             17,810,651
                                                                                   -----------            -----------
End of year*....................................................................   $89,580,792            $40,996,427
                                                                                   ===========            ===========
---------------------------------------------------------------------------------------------------------------------
*Undistributed investment income--net (Note 1i).................................   $   484,603            $   199,053
                                                                                   ===========            ===========
---------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

==============================================================================

           High Current
            Income Fund
----------------------------------
    For the Year Ended December 31,
 ----------------------------------
    1996                   1995
----------------------------------
$ 36,909,359           $ 30,889,361
  (3,777,610)               589,358
   8,565,962             16,336,511
                       ------------
  41,697,711             47,815,230
                       ------------
----------------------------------
 (36,130,450)           (30,645,264)
          --                     --
                       ------------
 (36,130,450)           (30,645,264)
                       ------------
----------------------------------
  52,695,717             83,463,234
                       ------------
----------------------------------
  58,262,978            100,633,200
 356,351,940            255,718,740
                       ------------
$414,614,918           $356,351,940
                       ============
----------------------------------
$  3,786,391           $  2,822,298
                       ============
----------------------------------

------------------------------------------------------------------------------
Merrill Lynch Variable Series Funds, Inc.
Statements of Changes in Net Assets (continued)
------------------------------------------------------------------------------

                                                                                                       Index 500
                                                                                                          Fund
                                                                                                    ---------------
                                                                                                     For the Period
                                                                                                     Dec. 13, 1996+
                               Increase (Decrease) in Net Assets:                                   to Dec. 31, 1996
  ---------------------------------------------------------------------------------------------------------------------
Operations:
Investment income--net...........................................................................     $     16,863
Realized gain (loss) on investments and foreign currency transactions--net.......................             (193)
Change in unrealized appreciation/depreciation on investments and foreign currency
transactions--net................................................................................          153,134
                                                                                                       -----------
Net increase in net assets resulting from operations.............................................          169,804
                                                                                                       -----------
---------------------------------------------------------------------------------------------------------------------
Dividends & Distributions to Shareholders (Note 1g):
Investment income--net...........................................................................               --
Realized gain on investments--net................................................................               --
In excess of realized gain on investments--net...................................................               --
                                                                                                       -----------
Net decrease in net assets resulting from dividends and distributions to shareholders............               --
                                                                                                       -----------
---------------------------------------------------------------------------------------------------------------------
Capital Share Transactions (Note 4):
Net increase in net assets derived from capital share transactions...............................          582,036
                                                                                                       -----------
---------------------------------------------------------------------------------------------------------------------
Net Assets:
Total increase in net assets.....................................................................          751,840
Beginning of period..............................................................................       10,000,000
                                                                                                       -----------
End of period*...................................................................................     $ 10,751,840
                                                                                                       ===========
---------------------------------------------------------------------------------------------------------------------
*Undistributed investment income--net (Note 1i)..................................................     $     16,863
                                                                                                       ===========
---------------------------------------------------------------------------------------------------------------------

+ Commencement of Operations.

See Notes to Financial Statements.

==============================================================================

       International Equity
            Focus Fund
----------------------------------
    For the Year Ended December 31,
 ----------------------------------
    1996                   1995
----------------------------------
$  6,166,768           $  4,728,612
   9,939,138             (7,417,463)
   2,510,537             15,585,541
                       ------------
  18,616,443             12,896,690
                       ------------
----------------------------------
  (3,669,329)              (151,930)
          --             (3,904,078)
          --             (5,275,618)
                       ------------
  (3,669,329)            (9,331,626)
                       ------------
----------------------------------
  68,530,474             14,153,402
                       ------------
----------------------------------
  83,477,588             17,718,466
 265,602,241            247,883,775
                       ------------
$349,079,829           $265,602,241
                       ============
----------------------------------
$  4,510,300           $  4,974,839
                       ============
----------------------------------

------------------------------------------------------------------------------
Merrill Lynch Variable Series Funds, Inc.
Statements of Changes in Net Assets (continued)
------------------------------------------------------------------------------

                                                                                           Natural Resources
                                                                                               Focus Fund
                                                                                    --------------------------------
                                                                                      For the Year Ended December 31,
                                                                                     --------------------------------
                       Increase (Decrease) in Net Assets:                             1996                   1995
  ---------------------------------------------------------------------------------------------------------------------
Operations:
Investment income--net..........................................................   $   656,331            $   745,572
Realized gain on investments and foreign currency transactions--net.............     2,957,459                789,560
Change in unrealized appreciation/depreciation on investments and foreign
currency transactions--net......................................................     2,057,873              3,506,951
                                                                                   -----------            -----------
Net increase in net assets resulting from operations............................     5,671,663              5,042,083
                                                                                   -----------            -----------
---------------------------------------------------------------------------------------------------------------------
Dividends & Distributions to Shareholders (Note 1g):
Investment income--net..........................................................      (722,544)              (719,125)
Realized gain on investments--net...............................................      (740,711)              (116,046)
                                                                                   -----------            -----------
Net decrease in net assets resulting from dividends and distributions to
shareholders....................................................................    (1,463,255)              (835,171)
                                                                                   -----------            -----------
---------------------------------------------------------------------------------------------------------------------
Capital Share Transactions (Note 4):
Net increase (decrease) in net assets derived from capital share transactions...    (2,113,764)              (819,422)
                                                                                   -----------            -----------
---------------------------------------------------------------------------------------------------------------------
Net Assets:
Total increase in net assets....................................................     2,094,644              3,387,490
Beginning of year...............................................................    43,102,351             39,714,861
                                                                                   -----------            -----------
End of year*....................................................................   $45,196,995            $43,102,351
                                                                                   ===========            ===========
---------------------------------------------------------------------------------------------------------------------
*Undistributed investment income-net (Note 1i)..................................   $   221,415            $   315,714
                                                                                   ===========            ===========
---------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

------------------------------------------------------------------------------

------------------------------------------------------------------------------

          Prime Bond Fund
----------------------------------
    For the Year Ended December 31,
 ----------------------------------
    1996                   1995
----------------------------------
$ 33,145,431           $ 30,681,580
     215,210              2,850,926
 (21,044,224)            46,631,310
                       ------------
  12,316,417             80,163,816
                       ------------
----------------------------------
 (32,511,472)           (30,585,478)
          --                     --
                       ------------
 (32,511,472)           (30,585,478)
                       ------------
----------------------------------
  68,750,815             49,025,455
                       ------------
----------------------------------
  48,555,760             98,603,793
 489,837,968            391,234,175
                       ------------
$538,393,728           $489,837,968
                       ============
----------------------------------
$  3,129,844           $  2,495,885
                       ============
----------------------------------

------------------------------------------------------------------------------
Merrill Lynch Variable Series Funds, Inc.
Statements of Changes in Net Assets (concluded)
------------------------------------------------------------------------------

                                                                                         Quality Equity Fund
                                                                               ----------------------------------------
                                                                                   For the Year Ended December 31,
                                                                               ----------------------------------------
                    Increase (Decrease) in Net Assets:                            1996                     1995
  ---------------------------------------------------------------------------------------------------------------------
Operations:
Investment income--net....................................................   $   13,443,795           $   10,721,106
Realized gain on investments and foreign currency transactions--net.......       36,740,820               84,589,225
Change in unrealized appreciation/depreciation on investments and foreign
currency transactions--net................................................       67,969,744               17,627,851
                                                                               ------------             ------------
Net increase in net assets resulting from operations......................      118,154,359              112,938,182
                                                                               ------------             ------------
---------------------------------------------------------------------------------------------------------------------
Dividends & Distributions to Shareholders (Note 1g):
Investment income--net....................................................      (14,235,069)              (8,042,730)
Realized gain on investments--net.........................................      (84,325,410)              (9,959,874)
                                                                               ------------             ------------
Net decrease in net assets resulting from dividends and distributions to
shareholders..............................................................      (98,560,479)             (18,002,604)
                                                                               ------------             ------------
---------------------------------------------------------------------------------------------------------------------
Capital Share Transactions (Note 4):
Net increase (decrease) in net assets derived from capital share
  transactions............................................................      130,130,747               85,255,141
                                                                               ------------             ------------
---------------------------------------------------------------------------------------------------------------------
Net Assets:
Total increase (decrease) in net assets...................................      149,724,627              180,190,719
Beginning of year.........................................................      644,550,601              464,359,882
                                                                               ------------             ------------
End of year*..............................................................   $  794,275,228           $  644,550,601
                                                                               ============             ============
---------------------------------------------------------------------------------------------------------------------
*Undistributed investment income--net (Note 1i)...........................   $    5,217,038           $    6,008,129
                                                                               ============             ============
---------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

==============================================================================

         Reserve Assets Fund
------------------------------------
   For the Year Ended December 31,
------------------------------------
    1996                    1995
------------------------------------
$   1,179,223           $   1,572,494
        3,049                  10,309
      (14,201)                 41,873
                         ------------
    1,168,071               1,624,676
                         ------------
------------------------------------
   (1,179,223)             (1,572,494)
       (3,049)                (10,309)
                         ------------
   (1,182,272)             (1,582,803)
                         ------------
------------------------------------
   (2,650,297)             (6,688,035)
                         ------------
------------------------------------
   (2,664,498)             (6,646,162)
   25,549,869              32,196,031
                         ------------
$  22,885,371           $  25,549,869
                         ============
------------------------------------
$          --           $          --
                         ============
------------------------------------

------------------------------------------------------------------------------
Merrill Lynch Variable Series Funds, Inc.
Financial Highlights
------------------------------------------------------------------------------

                                                                               American Balanced Fund
   The following per share data and ratios have been         -----------------------------------------------------------
   derived from information provided in the financial                      For the Year Ended December 31,
                      statements.                            -----------------------------------------------------------
        Increase (Decrease) in Net Asset Value:                1996         1995         1994         1993        1992
---------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value, beginning of year......................     $  15.17     $  13.08     $  14.08     $  12.85     $ 12.82
                                                             --------     --------     --------     --------     -------
Investment income--net..................................          .53          .59          .48          .32         .31
Realized and unrealized gain (loss) on
  investments--net......................................          .89         2.06        (1.06)        1.37         .37
                                                             --------     --------     --------     --------     -------
Total from investment operations........................         1.42         2.65         (.58)        1.69         .68
                                                             --------     --------     --------     --------     -------
Less dividends and distributions:
  Investment income--net................................         (.56)        (.56)        (.37)        (.34)       (.37)
  Realized gain on investments--net.....................         (.02)          --           --         (.12)       (.28)
  In excess of realized gain on investments--net........           --           --         (.05)          --          --
                                                             --------     --------     --------     --------     -------
Total dividends and distributions.......................         (.58)        (.56)        (.42)        (.46)       (.65)
                                                             --------     --------     --------     --------     -------
Net asset value, end of year............................     $  16.01     $  15.17     $  13.08     $  14.08     $ 12.85
                                                             ========     ========     ========     ========     =======
---------------------------------------------------------------------------------------------------------------------
Total Investment Return:*
Based on net asset value per share......................        9.73%       20.81%       (4.19%)      13.49%       5.72%
                                                             ========     ========     ========     ========     =======
---------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
Expenses................................................         .60%         .61%         .63%         .70%        .97%
                                                             ========     ========     ========     ========     =======
Investment income--net..................................        3.39%        4.22%        3.95%        3.20%       3.71%
                                                             ========     ========     ========     ========     =======
---------------------------------------------------------------------------------------------------------------------
Supplemental Data:
Net assets, end of year (in thousands)..................     $212,047     $212,912     $158,951     $115,420     $24,918
                                                             ========     ========     ========     ========     =======
Portfolio turnover......................................      236.50%       38.40%       35.36%       12.55%      36.34%
                                                             ========     ========     ========     ========     =======
Average commission rate paid**..........................     $  .0610           --           --           --          --
                                                             ========     ========     ========     ========     =======
---------------------------------------------------------------------------------------------------------------------

  * Total investment returns exclude insurance-related fees and expenses.
 ** For the fiscal years beginning on or after September 1, 1995, the Fund is required to disclose its average commission rate per share for purchases and sales of equity securities.

See Notes to Financial Statements.

------------------------------------------------------------------------------
Merrill Lynch Variable Series Funds, Inc.
Financial Highlights (continued)
------------------------------------------------------------------------------

                                                                                   Basic Value Focus Fund
                                                                   ------------------------------------------------------
                                                                           For the Year Ended
                                                                              December 31,                For the Period
The following per share data and ratios have been derived from     ----------------------------------    July 1, 1993+ to
  information provided in the financial statements. Increase                                               December 31,
                (Decrease) in Net Asset Value:                       1996         1995         1994            1993
---------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value, beginning of period..........................     $  13.10     $  11.10     $  10.95        $  10.00
                                                                   --------     --------     --------         -------
Investment income--net........................................          .17          .18          .17             .04
Realized and unrealized gain on investments--net..............         2.37         2.49          .08             .91
                                                                   --------     --------     --------         -------
Total from investment operations..............................         2.54         2.67          .25             .95
                                                                   --------     --------     --------         -------
Less dividends and distributions:
  Investment income--net......................................         (.18)        (.19)        (.10)             --
  Realized gain on investments--net...........................         (.72)        (.48)          --              --
                                                                   --------     --------     --------         -------
Total dividends and distributions.............................         (.90)        (.67)        (.10)             --
                                                                   --------     --------     --------         -------
Net asset value, end of period................................     $  14.74     $  13.10     $  11.10        $  10.95
                                                                   ========     ========     ========         =======
---------------------------------------------------------------------------------------------------------------------
Total Investment Return:**
Based on net asset value per share............................       20.69%       25.49%        2.36%           9.50%++
                                                                   ========     ========     ========         =======
---------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
Expenses......................................................         .66%         .66%         .72%            .86%*
                                                                   ========     ========     ========         =======
Investment income--net........................................        1.37%        1.68%        2.08%           1.69%*
                                                                   ========     ========     ========         =======
---------------------------------------------------------------------------------------------------------------------
Supplemental Data:
Net assets, end of period (in thousands)......................     $524,930     $306,463     $164,307        $ 47,207
                                                                   ========     ========     ========         =======
Portfolio turnover............................................       68.41%       74.10%       60.55%          30.86%
                                                                   ========     ========     ========         =======
Average commission rate paid++++..............................     $  .0549           --           --              --
                                                                   ========     ========     ========         =======
---------------------------------------------------------------------------------------------------------------------

  * Annualized.
 ** Total investment returns exclude insurance-related fees and expenses.
  + Commencement of Operations.
  ++ Aggregate total investment return.
 ++++ For the fiscal years beginning on or after September 1, 1995, the Fund is required to disclose its average commission rate per share for purchases and sales of equity securities.

See Notes to Financial Statements.

------------------------------------------------------------------------------
Merrill Lynch Variable Series Funds, Inc.
Financial Highlights (continued)
------------------------------------------------------------------------------

                                                                                       Developing Capital
                                                                                       Markets Focus Fund
                                                                          --------------------------------------------
                                                                             For the Year Ended
                                                                                December 31,           For the Period
   The following per share data and ratios have been derived from         ------------------------    May 2, 1994+ to
information provided in the financial statements. Increase (Decrease)                                   December 31,
                         in Net Asset Value:                                1996            1995            1994
---------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value, beginning of period.................................     $   9.32         $  9.51        $  10.00
                                                                          --------         --------       --------
Investment income--net...............................................          .20             .20             .09
Realized and unrealized gain (loss) on investments and foreign
  currency transactions--net.........................................          .76            (.30)           (.58)
                                                                          --------         --------       --------
Total from investment operations.....................................          .96            (.10)           (.49)
                                                                          --------         --------       --------
Less dividends from investment income--net...........................         (.23)           (.09)             --
                                                                          --------         --------       --------
Net asset value, end of period.......................................     $  10.05         $  9.32        $   9.51
                                                                          ========         ========       ========
---------------------------------------------------------------------------------------------------------------------
Total Investment Return:**
Based on net asset value per share...................................       10.59%          (1.08%)         (4.90%)++
                                                                          ========         ========       ========
---------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
Expenses, net of reimbursement.......................................        1.25%           1.25%           1.29%*
                                                                          ========         ========       ========
Expenses.............................................................        1.31%           1.36%           1.35%*
                                                                          ========         ========       ========
Investment income--net...............................................        2.42%           2.73%           2.18%*
                                                                          ========         ========       ========
---------------------------------------------------------------------------------------------------------------------
Supplemental Data:
Net assets, end of period (in thousands).............................     $ 95,599         $55,209        $ 36,676
                                                                          ========         ========       ========
Portfolio turnover...................................................       87.33%          62.53%          29.79%
                                                                          ========         ========       ========
Average commission rate paid++.......................................     $ 0.0003         $    --        $     --
                                                                          ========         ========       ========
---------------------------------------------------------------------------------------------------------------------

  * Annualized.
 ** Total investment returns exclude insurance-related fees and expenses.
  + Commencement of Operations.
 ++ For the fiscal years beginning on or after September 1, 1995, the Fund is required to disclose its average commission rate per share for purchases and sales of equity securities. The "Average Commission Rate Paid" includes commissions paid in foreign currencies, which have been converted into US dollars using the prevailing exchange rate on the date of the transaction. Such conversions may significantly affect the rate shown.
  ++ Aggregate total investment return.

See Notes to Financial Statements.

------------------------------------------------------------------------------
Merrill Lynch Variable Series Funds, Inc.
Financial Highlights (continued)
------------------------------------------------------------------------------

                                                                              Domestic Money Market Fund
                                                              ----------------------------------------------------------
                                                                         For the Year Ended
The following per share data and ratios have been derived                   December 31,                  For the Period
  from information provided in the financial statements.      -----------------------------------------   Feb. 20, 1992+
                                                                                                           to Dec. 31,
         Increase (Decrease) in Net Asset Value:                1996       1995       1994       1993          1992
---------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value, beginning of period......................    $   1.00   $   1.00   $   1.00   $   1.00     $     1.00
                                                              --------   --------   --------   --------       --------
Investment income--net....................................       .0504      .0547      .0386      .0302          .0302
Realized and unrealized gain (loss) on investments--net...      (.0005)     .0012     (.0007)     .0005          .0013
                                                              --------   --------   --------   --------       --------
Total from investment operations..........................       .0499      .0559      .0379      .0307          .0315
                                                              --------   --------   --------   --------       --------
Less dividends and distributions:
  Investment income--net..................................      (.0504)    (.0547)    (.0386)    (.0302)        (.0302)
  Realized gain on investments--net.......................      (.0001)    (.0002)        --     (.0005)        (.0010)
                                                              --------   --------   --------   --------       --------
Total dividends and distributions.........................      (.0505)    (.0549)    (.0386)    (.0307)        (.0312)
                                                              --------   --------   --------   --------       --------
Net asset value, end of period............................    $   1.00   $   1.00   $   1.00   $   1.00     $     1.00
                                                              ========   ========   ========   ========       ========
---------------------------------------------------------------------------------------------------------------------
Total Investment Return:**
Based on net asset value per share........................       5.13%      5.64%      3.93%      3.10%          3.65%*
                                                              ========   ========   ========   ========       ========
---------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
Expenses, net of reimbursement............................        .54%       .55%       .50%       .36%           .32%*
                                                              ========   ========   ========   ========       ========
Expenses..................................................        .54%       .55%       .57%       .63%           .88%*
                                                              ========   ========   ========   ========       ========
Investment income--net, and realized gain on
  investments--net........................................       4.97%      5.50%      4.02%      3.03%          3.48%*
                                                              ========   ========   ========   ========       ========
---------------------------------------------------------------------------------------------------------------------
Supplemental Data:
Net assets, end of period (in thousands)..................    $274,756   $303,912   $363,199   $170,531     $   41,128
                                                              ========   ========   ========   ========       ========
---------------------------------------------------------------------------------------------------------------------

  * Annualized.
 ** Total investment returns exclude insurance-related fees and expenses.
  + Commencement of Operations.

See Notes to Financial Statements.

------------------------------------------------------------------------------
Merrill Lynch Variable Series Funds, Inc.
Financial Highlights (continued)
------------------------------------------------------------------------------

                                                                                  Equity Growth Fund+
                                                                --------------------------------------------------------
 The following per share data and ratios have been derived                         For the Year Ended
  from information provided in the financial statements.                              December 31,
                                                                --------------------------------------------------------
          Increase (Decrease) in Net Asset Value:                 1996        1995        1994        1993        1992
---------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value, beginning of year.........................     $  27.98    $  19.26    $  20.96    $  17.80     $ 17.96
                                                                --------    --------    --------    --------     -------
Investment income (loss)--net..............................          .13         .17         .05        (.01)        .01
Realized and unrealized gain (loss) on investments--net....         1.84        8.64       (1.56)       3.17        (.10)
                                                                --------    --------    --------    --------     -------
Total from investment operations...........................         1.97        8.81       (1.51)       3.16        (.09)
                                                                --------    --------    --------    --------     -------
Less dividends and distributions:
  Investment income--net...................................         (.14)       (.09)         --          --++      (.07)
  Realized gain on investments--net........................        (3.59)         --        (.19)         --          --
                                                                --------    --------    --------    --------     -------
Total dividends and distributions..........................        (3.73)       (.09)       (.19)         --        (.07)
                                                                --------    --------    --------    --------     -------
Net asset value, end of year...............................     $  26.22    $  27.98    $  19.26    $  20.96     $ 17.80
                                                                ========    ========    ========    ========     =======
---------------------------------------------------------------------------------------------------------------------
Total Investment Return:*
Based on net asset value per share.........................        8.11%      45.90%      (7.27%)     17.78%       (.53%)
                                                                ========    ========    ========    ========     =======
---------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
Expenses...................................................         .81%        .81%        .83%        .96%       1.18%
                                                                ========    ========    ========    ========     =======
Investment income (loss)--net..............................         .50%        .72%        .27%       (.05%)       .04%
                                                                ========    ========    ========    ========     =======
---------------------------------------------------------------------------------------------------------------------
Supplemental Data:
Net assets, end of year (in thousands).....................     $453,029    $339,921    $170,044    $ 98,976     $23,167
                                                                ========    ========    ========    ========     =======
Portfolio turnover.........................................       80.84%      96.79%      88.48%     131.75%      98.64%
                                                                ========    ========    ========    ========     =======
Average commission rate paid++.............................     $  .0598    $     --    $     --    $     --     $    --
                                                                ========    ========    ========    ========     =======
---------------------------------------------------------------------------------------------------------------------

  * Total investment returns exclude insurance-related fees and expenses.
  + Based on average shares outstanding during the year.
 ++ Amount is less than $.01 per share.
  ++ For the fiscal years beginning on or after September 1, 1995, the Fund is required to disclose its average commission rate per share for purchases and sales of equity securities.

See Notes to Financial Statements.

------------------------------------------------------------------------------
Merrill Lynch Variable Series Funds, Inc.
Financial Highlights (continued)
------------------------------------------------------------------------------

                                                                                 Global Bond Focus Fund
                                                                 ----------------------------------------------------
                                                                         For the Year Ended
 The following per share data and ratios have been derived                  December 31,                For the Period
   from information provided in the financial statements.        ----------------------------------    July 1, 1993+ to
                                                                                                         December 31,
          Increase (Decrease) in Net Asset Value:                 1996++       1995++        1994            1993
---------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value, beginning of period........................     $   9.79     $   9.17     $  10.38        $  10.00
                                                                 --------     --------     --------         -------
Investment income--net......................................          .78          .85          .76             .25
Realized and unrealized gain (loss) on investments and
  foreign currency transactions--net........................         (.03)         .61        (1.19)            .33
                                                                 --------     --------     --------         -------
Total from investment operations............................          .75         1.46         (.43)            .58
                                                                 --------     --------     --------         -------
Less dividends and distributions:
  Investment income--net....................................         (.78)        (.84)        (.76)           (.20)
  In excess of realized gain on investments--net............           --           --         (.02)             --
                                                                 --------     --------     --------         -------
Total dividends and distributions...........................         (.78)        (.84)        (.78)           (.20)
                                                                 --------     --------     --------         -------
Net asset value, end of period..............................     $   9.76     $   9.79     $   9.17        $  10.38
                                                                 ========     ========     ========         =======
---------------------------------------------------------------------------------------------------------------------
Total Investment Return:**
Based on net asset value per share..........................        8.02%       16.69%       (4.21%)          5.90%++
                                                                 ========     ========     ========         =======
---------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
Expenses....................................................         .69%         .68%         .75%            .94%*
                                                                 ========     ========     ========         =======
Investment income--net......................................        7.95%        8.99%        8.01%           6.20%*
                                                                 ========     ========     ========         =======
---------------------------------------------------------------------------------------------------------------------
Supplemental Data:
Net assets, end of period (in thousands)....................     $ 93,790     $ 81,845     $ 75,150        $ 50,737
                                                                 ========     ========     ========         =======
Portfolio turnover..........................................      267.13%      132.57%      117.58%          54.80%
                                                                 ========     ========     ========         =======
---------------------------------------------------------------------------------------------------------------------

  * Annualized.
 ** Total investment returns exclude insurance-related fees and expenses.
  + Commencement of Operations.
 ++ Based on average shares outstanding during the year.
  ++ Aggregate total investment return.

See Notes to Financial Statements.

------------------------------------------------------------------------------
Merrill Lynch Variable Series Funds, Inc.
Financial Highlights (continued)
------------------------------------------------------------------------------

                                                                           Global Strategy Focus Fund
                                                        --------------------------------------------------------------
                                                                     For the Year Ended
 The following per share data and ratios have been                      December 31,                     For the Period
derived from information provided in the financial      ---------------------------------------------   Feb. 28, 1992+ to
                    statements.                                                                           December 31,
      Increase (Decrease) in Net Asset Value:             1996        1995         1994        1993           1992
---------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value, beginning of period...............     $  12.55    $  11.73     $  12.17    $  10.22        $ 10.00
                                                         -------     -------      -------     -------
Investment income--net.............................          .28         .39          .30         .16            .13
Realized and unrealized gain (loss) on investments
  and foreign currency transactions--net...........         1.33         .82         (.48)       1.96            .13
                                                         -------     -------      -------     -------
Total from investment operations...................         1.61        1.21         (.18)       2.12            .26
                                                         -------     -------      -------     -------
Less dividends and distributions:
  Investment income--net...........................         (.29)       (.39)        (.21)       (.17)          (.04)
  Realized gain on investments--net................           --          --++       (.04)         --             --
  In excess of realized gain on investments--net...           --          --         (.01)
                                                         -------     -------      -------     -------
Total dividends and distributions..................         (.29)       (.39)        (.26)       (.17)          (.04)
                                                         -------     -------      -------     -------
Net asset value, end of period.....................     $  13.87    $  12.55     $  11.73    $  12.17        $ 10.22
                                                         =======     =======      =======     =======
---------------------------------------------------------------------------------------------------------------------
Total Investment Return:**
Based on net asset value per share.................       13.17%      10.60%       (1.46%)     21.03%          2.62%++
                                                         =======     =======      =======     =======
---------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
Expenses, net of reimbursement.....................         .71%        .72%         .77%        .88%          1.25%*
                                                         =======     =======      =======     =======
Expenses...........................................         .71%        .72%         .77%        .88%          1.35%*
                                                         =======     =======      =======     =======
Investment income--net.............................        2.68%       3.33%        2.85%       2.41%          2.66%*
                                                         =======     =======      =======     =======
---------------------------------------------------------------------------------------------------------------------
Supplemental Data:
Net assets, end of period (in thousands)...........     $870,203    $540,242     $515,407    $269,627        $15,527
                                                         =======     =======      =======     =======
Portfolio turnover.................................      173.44%      27.23%       21.03%      17.07%         14.47%
                                                         =======     =======      =======     =======
Average commission rate paid+++....................     $  .0143    $     --     $     --    $     --        $    --
                                                         =======     =======      =======     =======
---------------------------------------------------------------------------------------------------------------------

   * Annualized.
  ** Total investment returns exclude insurance-related fees and expenses.
   + Commencement of Operations.
  ++ Amount is less than $.01 per share.
 +++ For the fiscal years beginning on or after September 1, 1995, the Fund is required to disclose its average commission rate per share for purchases and sales of equity securities. The "Average Commission Rate Paid" includes commissions paid in foreign currencies, which have been converted into US dollars using the prevailing exchange rate on the date of the transaction. Such conversions may significantly affect the rate shown.
   ++ Aggregate total investment return.

See Notes to Financial Statements.

------------------------------------------------------------------------------
Merrill Lynch Variable Series Funds, Inc.
Financial Highlights (continued)
------------------------------------------------------------------------------

                                                                               Global Utility Focus Fund
                                                                -----------------------------------------------------
                                                                        For the Year Ended
                                                                           December 31,                 For the Period
 The following per share data and ratios have been derived      ----------------------------------     July 1, 1993+ to
   from information provided in the financial statements.                                                December 31,
          Increase (Decrease) in Net Asset Value:                 1996         1995         1994             1993
---------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value, beginning of period........................    $  11.30     $   9.45     $  10.66         $  10.00
                                                                --------     --------     --------         --------
Investment income--net......................................         .46          .45          .35              .04
Realized and unrealized gain (loss) on investments and
  foreign currency transactions--net........................         .95         1.79        (1.25)             .64
                                                                --------     --------     --------         --------
Total from investment operations............................        1.41         2.24         (.90)             .68
                                                                --------     --------     --------         --------
Less dividends and distributions:
  Investment income--net....................................        (.52)        (.39)        (.29)            (.02)
  In excess of realized gain on investments--net............          --           --         (.02)              --
                                                                --------     --------     --------         --------
Total dividends and distributions...........................        (.52)        (.39)        (.31)            (.02)
                                                                --------     --------     --------         --------
Net asset value, end of period..............................    $  12.19     $  11.30     $   9.45         $  10.66
                                                                ========     ========     ========         ========
---------------------------------------------------------------------------------------------------------------------
Total Investment Return:**
Based on net asset value per share..........................      12.96%       24.33%       (8.51%)           6.85%++
                                                                ========     ========     ========         ========
---------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
Expenses....................................................        .66%         .66%         .73%             .89%*
                                                                ========     ========     ========         ========
Investment income--net......................................       3.90%        4.44%        3.68%            2.84%*
                                                                ========     ========     ========         ========
---------------------------------------------------------------------------------------------------------------------
Supplemental Data:
Net assets, end of period (in thousands)....................    $142,438     $148,225     $126,243         $104,517
                                                                ========     ========     ========         ========
Portfolio turnover..........................................      11.39%       11.05%        9.52%            1.72%
                                                                ========     ========     ========         ========
Average commission rate paid++..............................    $  .0522     $     --     $     --         $     --
                                                                ========     ========     ========         ========
---------------------------------------------------------------------------------------------------------------------

  * Annualized.
 ** Total investment returns exclude insurance-related fees and expenses.
  + Commencement of Operations.
 ++ For the fiscal years beginning on or after September 1, 1995, the Fund is required to disclose its average commission rate per share for purchases and sales of equity securities. The "Average Commission Rate Paid" includes commissions paid in foreign currencies, which have been converted into US dollars using the prevailing exchange rate on the date of the transaction. Such conversions may significantly affect the rate shown.
  ++ Aggregate total investment return.

See Notes to Financial Statements.

------------------------------------------------------------------------------
Merrill Lynch Variable Series Funds, Inc.
Financial Highlights (continued)
------------------------------------------------------------------------------

                                                                                    Government Bond Fund
                                                                        ---------------------------------------------
                                                                           For the Year Ended
                                                                              December 31,            For the Period
   The following per share data and ratios have been derived from       -------------------------     May 2, 1994+ to
         information provided in the financial statements.                                             December 31,
              Increase (Decrease) in Net Asset Value:                     1996             1995            1994
---------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value, beginning of period................................    $  10.79         $   9.97        $   10.00
                                                                        --------         --------         --------
Investment income--net..............................................         .65              .62              .25
Realized and unrealized gain (loss) on investments--net.............        (.36)             .81             (.07)
                                                                        --------         --------         --------
Total from investment operations....................................         .29             1.43              .18
                                                                        --------         --------         --------
Less dividends and distributions:
  Investment income--net............................................        (.64)            (.61)            (.21)
  Realized gain on investments--net.................................        (.04)              --               --
                                                                        --------         --------         --------
Total dividends and distributions...................................        (.68)            (.61)            (.21)
                                                                        --------         --------         --------
Net asset value, end of period......................................    $  10.40         $  10.79        $    9.97
                                                                        ========         ========         ========
---------------------------------------------------------------------------------------------------------------------
Total Investment Return:**
Based on net asset value per share..................................       2.86%           14.83%            1.79%++
                                                                        ========         ========         ========
---------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
Expenses, net of reimbursement......................................        .15%             .00%             .00%*
                                                                        ========         ========         ========
Expenses............................................................        .59%             .66%             .80%*
                                                                        ========         ========         ========
Investment income--net..............................................       6.39%            6.28%            4.66%*
                                                                        ========         ========         ========
---------------------------------------------------------------------------------------------------------------------
Supplemental Data:
Net assets, end of period (in thousands)............................    $ 89,581         $ 40,996        $  17,811
                                                                        ========         ========         ========
Portfolio turnover..................................................      21.23%           45.39%          103.03%
                                                                        ========         ========         ========
---------------------------------------------------------------------------------------------------------------------

 * Annualized.
** Total investment returns exclude insurance-related fees and expenses.
 + Commencement of Operations.
 ++ Aggregate total investment return.

See Notes to Financial Statements.

------------------------------------------------------------------------------
Merrill Lynch Variable Series Funds, Inc.
Financial Highlights (continued)
------------------------------------------------------------------------------

                                                                             High Current Income Fund
   The following per share data and ratios have been        -----------------------------------------------------------
   derived from information provided in the financial                     For the Year Ended December 31,
                      statements.                           -----------------------------------------------------------
        Increase (Decrease) in Net Asset Value:              1996+         1995         1994         1993        1992
---------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value, beginning of year......................    $  11.25     $  10.61     $  12.06     $  11.13     $ 10.23
                                                            --------     --------     --------     --------     -------
Investment income--net..................................        1.08         1.09         1.05          .95        1.07
Realized and unrealized gain (loss) on
  investments--net......................................         .12          .65        (1.47)         .95         .90
                                                            --------     --------     --------     --------     -------
Total from investment operations........................        1.20         1.74         (.42)        1.90        1.97
                                                            --------     --------     --------     --------     -------
Less dividends from investment income--net..............       (1.06)       (1.10)       (1.03)        (.97)      (1.07)
                                                            --------     --------     --------     --------     -------
Net asset value, end of year............................    $  11.39     $  11.25     $  10.61     $  12.06     $ 11.13
                                                            ========     ========     ========     ========     =======
---------------------------------------------------------------------------------------------------------------------
Total Investment Return:*
Based on net asset value per share......................      11.27%       17.21%       (3.59%)      17.84%      20.05%
                                                            ========     ========     ========     ========     =======
---------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
Expenses................................................        .54%         .55%         .61%         .72%        .89%
                                                            ========     ========     ========     ========     =======
Investment income--net..................................       9.50%        9.92%        9.73%        8.62%      10.06%
                                                            ========     ========     ========     ========     =======
---------------------------------------------------------------------------------------------------------------------
Supplemental Data:
Net assets, end of year (in thousands)..................    $414,615     $356,352     $255,719     $163,428     $26,343
                                                            ========     ========     ========     ========     =======
Portfolio turnover......................................      48.92%       41.60%       51.88%       35.67%      28.21%
                                                            ========     ========     ========     ========     =======
---------------------------------------------------------------------------------------------------------------------

* Total investment returns exclude insurance-related fees and expenses. + Based on average shares outstanding during the year.

See Notes to Financial Statements.

------------------------------------------------------------------------------
Merrill Lynch Variable Series Funds, Inc.
Financial Highlights (continued)
------------------------------------------------------------------------------

                                                                                                        Index 500
                                                                                                           Fund
                                                                                                    -----------------
                                                                                                      For the Period
  The following per share data and ratios have been derived from information provided in the        Dec. 13, 1996+ to
                 financial statements. Increase (Decrease) in Net Asset Value:                        Dec. 31, 1996
---------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value, beginning of period...........................................................          $  10.00
                                                                                                         --------
Investment income--net.........................................................................               .02
Realized and unrealized gain on investments--net...............................................               .15
                                                                                                         --------
Total from investment operations...............................................................               .17
                                                                                                         --------
Net asset value, end of period.................................................................          $  10.17
                                                                                                         ========
---------------------------------------------------------------------------------------------------------------------
Total Investment Return:**
Based on net asset value per share.............................................................             1.70%++
                                                                                                         ========
---------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
Expenses, net of reimbursement.................................................................              .00%*
                                                                                                         ========
Expenses.......................................................................................              .60%*
                                                                                                         ========
Investment income--net.........................................................................             3.08%*
                                                                                                         ========
---------------------------------------------------------------------------------------------------------------------
Supplemental Data:
Net assets, end of period (in thousands).......................................................          $ 10,752
                                                                                                         ========
Portfolio turnover.............................................................................              .04%
                                                                                                         ========
Average commission rate paid...................................................................          $  .0120
                                                                                                         ========
---------------------------------------------------------------------------------------------------------------------

 * Annualized
** Total investment returns exclude insurance-related fees and expenses.
 + Commencement of Operations.
 ++ Aggregate total investment return.

See Notes to Financial Statements.

------------------------------------------------------------------------------
Merrill Lynch Variable Series Funds, Inc.
Financial Highlights (continued)
------------------------------------------------------------------------------

                                                                               International Equity Focus Fund
                                                                     ----------------------------------------------------
                                                                            For the Year Ended
                                                                               December 31,              For the Period
 The following per share data and ratios have been derived from      --------------------------------   July 1, 1993+ to
   information provided in the financial statements. Increase                                             December 31,
                 (Decrease) in Net Asset Value:                       1996++       1995        1994           1993
---------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value, beginning of period............................     $  11.06    $  10.90    $  11.03        $ 10.00
                                                                     --------    --------    --------        -------
Investment income--net..........................................          .23         .20         .19            .01
Realized and unrealized gain (loss) on investments and foreign
  currency transactions--net....................................          .49         .37        (.13)          1.02
                                                                     --------    --------    --------        -------
Total from investment operations................................          .72         .57         .06           1.03
                                                                     --------    --------    --------        -------
Less dividends and distributions:
  Investment income--net........................................         (.15)       (.01)       (.18)            --
  Realized gain on investments--net.............................           --        (.17)       (.01)            --
  In excess of realized gain on investments--net................           --        (.23)         --             --
                                                                     --------    --------    --------        -------
Total dividends and distributions...............................         (.15)       (.41)       (.19)            --
                                                                     --------    --------    --------        -------
Net asset value, end of period..................................     $  11.63    $  11.06    $  10.90        $ 11.03
                                                                     ========    ========    ========        =======
---------------------------------------------------------------------------------------------------------------------
Total Investment Return:**
Based on net asset value per share..............................        6.62%       5.48%        .55%         10.30%++
                                                                     ========    ========    ========        =======
---------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
Expenses........................................................         .89%        .89%        .97%          1.14%*
                                                                     ========    ========    ========        =======
Investment income--net..........................................        1.96%       1.95%       1.09%           .30%*
                                                                     ========    ========    ========        =======
---------------------------------------------------------------------------------------------------------------------
Supplemental Data:
Net assets, end of period (in thousands)........................     $349,080    $265,602    $247,884        $76,906
                                                                     ========    ========    ========        =======
Portfolio turnover..............................................       49.87%     100.02%      58.84%         17.39%
                                                                     ========    ========    ========        =======
Average commission rate paid***.................................     $  .0004    $     --    $     --        $    --
                                                                     ========    ========    ========        =======
---------------------------------------------------------------------------------------------------------------------

  * Annualized.
 ** Total investment returns exclude insurance-related fees and expenses.
*** For the fiscal years beginning on or after September 1, 1995, the Fund is required to disclose its average commission rate per share for purchases and sales of equity securities. The "Average Commission Rate Paid" includes commissions paid in foreign currencies, which have been converted into US dollars using the prevailing exchange rate on the date of the transaction. Such conversions may significantly affect the rate shown.
  + Commencement of Operations.
 ++ Based on average shares outstanding during the period.
  ++ Aggregate total investment return.

See Notes to Financial Statements.

------------------------------------------------------------------------------
Merrill Lynch Variable Series Funds, Inc.
Financial Highlights (continued)
------------------------------------------------------------------------------

                                                                           Natural Resources Focus Fund
                                                              -------------------------------------------------------
The following per share data and ratios have been derived                 For the Year Ended December 31,
  from information provided in the financial statements.      -------------------------------------------------------
         Increase (Decrease) in Net Asset Value:               1996        1995        1994        1993        1992
---------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value, beginning of year........................    $ 11.95     $ 10.82     $ 10.82     $  9.84     $ 10.06
                                                              -------     -------     -------     -------     -------
Investment income--net....................................        .18         .20         .17         .11         .18
Realized and unrealized gain (loss) on investments and
  foreign currency transactions--net......................       1.40        1.15        (.02)        .92        (.05)
                                                              -------     -------     -------     -------     -------
Total from investment operations..........................       1.58        1.35         .15        1.03         .13
                                                              -------     -------     -------     -------     -------
Less dividends and distributions:
  Investment income--net..................................       (.20)       (.19)       (.15)       (.05)       (.29)
  Realized gain on investments--net.......................       (.21)       (.03)         --          --        (.06)
                                                              -------     -------     -------     -------     -------
Total dividends and distributions.........................       (.41)       (.22)       (.15)       (.05)       (.35)
                                                              -------     -------     -------     -------     -------
Net asset value, end of year..............................    $ 13.12     $ 11.95     $ 10.82     $ 10.82     $  9.84
                                                              =======     =======     =======     =======     =======
---------------------------------------------------------------------------------------------------------------------
Total Investment Return:*
Based on net asset value per share........................     13.52%      12.65%       1.44%      10.47%       1.36%
                                                              =======     =======     =======     =======     =======
---------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
Expenses, net of reimbursement............................       .78%        .78%        .87%       1.13%       1.25%
                                                              =======     =======     =======     =======     =======
Expenses..................................................       .78%        .78%        .87%       1.13%       1.27%
                                                              =======     =======     =======     =======     =======
Investment income--net....................................      1.43%       1.75%       1.91%       1.34%       2.00%
                                                              =======     =======     =======     =======     =======
---------------------------------------------------------------------------------------------------------------------
Supplemental Data:
Net assets, end of year (in thousands)....................    $45,197     $43,102     $39,715     $14,778     $ 4,144
                                                              =======     =======     =======     =======     =======
Portfolio turnover........................................     31.11%      30.15%      10.94%      58.44%      22.88%
                                                              =======     =======     =======     =======     =======
Average commission rate paid**............................    $ .0225          --          --          --          --
                                                              =======     =======     =======     =======     =======
---------------------------------------------------------------------------------------------------------------------

 * Total investment returns exclude insurance-related fees and expenses.
**For fiscal years beginning on or after September 1, 1995, the Fund is required to disclose its average commission rate per share for purchases and sales of equity securities. The "Average Commission Rate Paid" includes commissions paid in foreign currencies, which have been converted into US dollars using the prevailing exchange rate on the date of the transaction. Such conversions may significantly affect the rate shown.

See Notes to Financial Statements.

------------------------------------------------------------------------------
Merrill Lynch Variable Series Funds, Inc.
Financial Highlights (continued)
------------------------------------------------------------------------------

                                                                                  Prime Bond Fund
   The following per share data and ratios have been        -----------------------------------------------------------
   derived from information provided in the financial                     For the Year Ended December 31,
                      statements.                           -----------------------------------------------------------
        Increase (Decrease) in Net Asset Value:               1996         1995         1994         1993        1992
---------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value, beginning of year......................    $  12.45     $  11.12     $  12.64     $  12.04     $ 12.02
                                                            --------     --------     --------     --------     -------
Investment income--net..................................         .80          .82          .77          .70         .79
Realized and unrealized gain (loss) on
  investments--net......................................        (.55)        1.34        (1.36)         .71         .04
                                                            --------     --------     --------     --------     -------
Total from investment operations........................         .25         2.16         (.59)        1.41         .83
                                                            --------     --------     --------     --------     -------
Less dividends and distributions:
  Investment income--net................................        (.79)        (.83)        (.76)        (.70)       (.81)
  Realized gain on investments--net.....................          --           --           --         (.11)         --
  In excess of realized gain on investments--net........          --           --         (.17)          --          --
                                                            --------     --------     --------     --------     -------
Total dividends and distributions.......................        (.79)        (.83)        (.93)        (.81)       (.81)
                                                            --------     --------     --------     --------     -------
Net asset value, end of year............................    $  11.91     $  12.45     $  11.12     $  12.64     $ 12.04
                                                            ========     ========     ========     ========     =======
---------------------------------------------------------------------------------------------------------------------
Total Investment Return:*
Based on net asset value per share......................       2.21%       20.14%       (4.80%)      12.02%       7.27%
                                                            ========     ========     ========     ========     =======
---------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
Expenses................................................        .49%         .50%         .54%         .63%        .78%
                                                            ========     ========     ========     ========     =======
Investment income--net..................................       6.67%        7.00%        6.74%        5.86%       6.76%
                                                            ========     ========     ========     ========     =======
---------------------------------------------------------------------------------------------------------------------
Supplemental Data:
Net assets, end of year (in thousands)..................    $538,394     $489,838     $391,234     $314,091     $84,810
                                                            ========     ========     ========     ========     =======
Portfolio turnover......................................      91.88%       90.12%      139.89%      115.26%      82.74%
                                                            ========     ========     ========     ========     =======
---------------------------------------------------------------------------------------------------------------------

* Total investment returns exclude insurance-related fees and expenses.

See Notes to Financial Statements.

------------------------------------------------------------------------------
Merrill Lynch Variable Series Funds, Inc.
Financial Highlights (continued)
------------------------------------------------------------------------------

                                                                                   Quality Equity Fund
                                                                 -------------------------------------------------------
 The following per share data and ratios have been derived                   For the Year Ended December 31,
   from information provided in the financial statements.        -------------------------------------------------------
          Increase (Decrease) in Net Asset Value:                 1996+       1995+       1994+        1993       1992
---------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value, beginning of year..........................     $  32.76    $  27.74    $  29.02    $  25.48    $ 26.35
                                                                 --------    --------    --------    --------    -------
Investment income--net......................................          .58         .58         .38         .24        .34
Realized and unrealized gain (loss) on investments and
  foreign currency transactions--net........................         4.44        5.48        (.74)       3.46        .32
                                                                 --------    --------    --------    --------    -------
Total from investment operations............................         5.02        6.06        (.36)       3.70        .66
                                                                 --------    --------    --------    --------    -------
Less dividends and distributions:
  Investment income--net....................................         (.66)       (.45)       (.25)       (.12)      (.58)
  Realized gain on investments--net.........................        (4.29)       (.59)       (.67)       (.04)      (.95)
                                                                 --------    --------    --------    --------    -------
Total dividends and distributions...........................        (4.95)      (1.04)       (.92)       (.16)     (1.53)
                                                                 --------    --------    --------    --------    -------
Net asset value, end of year................................     $  32.83    $  32.76    $  27.74    $  29.02    $ 25.48
                                                                 ========    ========    ========    ========    =======
---------------------------------------------------------------------------------------------------------------------
Total Investment Return:*
Based on net asset value per share..........................       17.90%      22.61%      (1.20%)     14.57%      2.69%
                                                                 ========    ========    ========    ========    =======
---------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
Expenses....................................................         .49%        .51%        .54%        .62%       .74%
                                                                 ========    ========    ========    ========    =======
Investment income--net......................................        1.89%       1.94%       1.39%       1.07%      1.54%
                                                                 ========    ========    ========    ========    =======
---------------------------------------------------------------------------------------------------------------------
Supplemental Data:
Net assets, end of year (in thousands)......................     $794,275    $644,551    $464,360    $309,420    $87,977
                                                                 ========    ========    ========    ========    =======
Portfolio turnover..........................................       88.30%     140.32%      60.57%      88.25%     62.54%
                                                                 ========    ========    ========    ========    =======
Average commission rate paid++..............................     $  .0615          --          --          --         --
                                                                 ========    ========    ========    ========    =======
---------------------------------------------------------------------------------------------------------------------

 * Total investment returns exclude insurance-related fees and expenses.
 + Based on average shares outstanding during the period.
++For fiscal years beginning on or after September 1, 1995, the Fund is required to disclose its average commission rate per share for purchases and sales of equity securities. The "Average Commission Rate Paid" includes commissions paid in foreign currencies, which have been converted into US dollars using the prevailing exchange rate on the date of the transaction. Such conversions may significantly affect the rate shown.

See Notes to Financial Statements.

------------------------------------------------------------------------------
Merrill Lynch Variable Series Funds, Inc.
Financial Highlights (concluded)
------------------------------------------------------------------------------

                                                                                      Reserve Assets Fund
                                                                      ---------------------------------------------------
The following per share data and ratios have been derived from                  For the Year Ended December 31,
information provided in the financial statements.                     ---------------------------------------------------
Increase (Decrease) in Net Asset Value:                                1996       1995       1994       1993       1992
---------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value, beginning of year...............................     $  1.00    $  1.00    $  1.00    $  1.00    $  1.00
                                                                      --------   --------   --------   --------   -------
Investment income--net...........................................       .0501      .0543      .0371      .0268      .0320
Realized and unrealized gain (loss) on investments--net..........      (.0005)     .0018     (.0009)     .0005      .0007
                                                                      --------   --------   --------   --------   -------
Total from investment operations.................................       .0496      .0561      .0362      .0273      .0327
                                                                      --------   --------   --------   --------   -------
Less dividends and distributions:
  Investment income--net.........................................      (.0501)    (.0543)    (.0362)    (.0268)    (.0320)
  Realized gain on investments--net..............................      (.0001)    (.0004)        --     (.0005)    (.0005)
                                                                      --------   --------   --------   --------   -------
Total dividends and distributions................................      (.0502)    (.0547)    (.0362)    (.0273)    (.0325)
                                                                      --------   --------   --------   --------   -------
Net asset value, end of year.....................................     $  1.00    $  1.00    $  1.00    $  1.00    $  1.00
                                                                      ========   ========   ========   ========   =======
---------------------------------------------------------------------------------------------------------------------
Total Investment Return:*
Based on net asset value per share...............................       5.13%      5.61%      3.79%      2.77%      3.29%
                                                                      ========   ========   ========   ========   =======
---------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
Expenses.........................................................        .61%       .61%       .65%       .70%       .79%
                                                                      ========   ========   ========   ========   =======
Investment income--net, and realized gain on investments--net....       4.96%      5.47%      3.75%      2.73%      3.36%
                                                                      ========   ========   ========   ========   =======
---------------------------------------------------------------------------------------------------------------------
Supplemental Data:
Net assets, end of year (in thousands)...........................     $22,885    $25,550    $32,196    $30,168    $26,767
                                                                      ========   ========   ========   ========   =======
---------------------------------------------------------------------------------------------------------------------

* Total investment returns exclude insurance-related fees and expenses.

See Notes to Financial Statements.

------------------------------------------------------------------------------
Merrill Lynch Variable Series Funds, Inc.
Notes to Financial Statements
---------------------------------------------------------

1. Significant Accounting Policies:

Merrill Lynch Variable Series Funds, Inc. (the "Company") is an open-end management investment company, which is comprised of 16 separate funds ("Funds" or "Fund") offering 16 separate classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect wholly-owned subsidiaries of Merrill Lynch & Co., Inc. "ML & Co."), and other insurance companies, which are not affiliated with ML & Co., for their separate accounts to fund benefits under certain variable annuity contracts. Each Fund is classified as "diversified", as defined in the Investment Company Act of 1940, except for Developing Capital Markets Focus Fund, Global Bond Focus Fund, Global Strategy Focus Fund, and Natural Resources Focus Fund, all of which are classified as "non-diversified". The following is a summary of significant accounting policies followed by the Funds.

  (a) Valuation of investments--Money market securities maturing more than sixty days after the valuation date are valued at the most recent bid price or yield equivalent as obtained from dealers that make markets in the securities. When such securities are valued with sixty days or less to maturity, the difference between the valuation existing on the sixty-first day before maturity and maturity value is amortized on a straight-line basis to maturity. Investments maturing within sixty days from their date of acquisition are valued at amortized cost, which approximates market value.

  Portfolio securities which are traded on stock exchanges are valued at the last sale price as of the close of business on the day the securities are being valued, or lacking any sales, at the closing bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. Portfolio securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and it is expected that for debt securities this ordinarily will be the over-the-counter market. Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last asked price. Options purchased are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last bid price. Futures contracts are valued at settlement price at the close of the applicable exchange. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company.

  (b) Derivative financial instruments--Certain Funds may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity, debt and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

- Forward foreign exchange contracts--Certain Funds are authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Funds' records. However, the effect on operations is recorded from the date the Funds enter into such contracts. Premium or discount is amortized over the life of the contracts.

- Options--Certain Funds may write and purchase call and put options. When a Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid or received is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

  Written and purchased options are non-income producing investments.

- Financial futures contracts--Certain Funds may purchase or sell futures contracts and options on such futures contracts for the pur-

------------------------------------------------------------------------------

pose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

- Foreign currency options and futures--Certain Funds may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

  (c) Foreign currency transactions--
Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets and liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

  (d) Income taxes--It is the Company's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

  (e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income (including amortization of premium and discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

  (f) Deferred organization expenses and prepaid registration fees--Deferred organization expenses are charged to expense on a straight-line basis over a five-year period. Prepaid registration fees are charged to expense as the related shares are issued.

  (g) Dividends and distributions--Dividends and distributions paid by the Funds are recorded on the ex-dividend dates.

  (h) Custodian bank--The Fund recorded an amount payable to the custodian bank reflecting an overnight overdraft which resulted from a failed trade which settled the next day.

  (i) Reclassification--Generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment Advisory Agreement and Transactions with Affiliates:

  The Company has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of ML & Co., which is the limited partner. MLAM is responsible for the management of the Company's portfolios and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Funds.

  For such services, the Company pays a monthly fee based upon the average daily value of each Funds' net assets at the following annual rates: 0.65% of the average daily net assets of each of the Natural Resources Focus Fund and Global Strategy Focus Fund, 0.55% of the average daily net assets of the American Balanced Fund, 0.50% of the average daily net assets of each of the Domestic Money Market Fund and Government Bond Fund, 0.60% of the average daily net assets of each of the Basic Value Focus Fund, Global Bond Focus Fund and Global Utility Focus Fund, 0.75% of the average daily net assets of each of the Equity Growth Fund and the International Equity Focus Fund, 0.30% of the average daily net assets of the Index 500 Fund, 1.00% of the average daily net assets of the Developing Capital Markets Focus

------------------------------------------------------------------------------

Fund, and at the following annual rates with respect to the other Funds:

Reserve Assets Fund

--------------------------------------------------------------------------
   Portion of average daily value of net assets of the Fund:
--------------------------------------------------------------------------
                                                                  Advisory
                                                                      Fee
--------------------------------------------------------------------------
Not exceeding $500 million......................................    0.500%
In excess of $500 million but not exceeding $750 million........    0.425%
In excess of $750 million but not exceeding $1 billion..........    0.375%
In excess of $1 billion but not exceeding $1.5 billion..........    0.350%
In excess of $1.5 billion but not exceeding $2 billion..........    0.325%
In excess of $2 billion but not exceeding $2.5 billion..........    0.300%
In excess of $2.5 billion.......................................    0.275%
--------------------------------------------------------------------------

Quality Equity Fund

--------------------------------------------------------------------------
   Portion of average daily value of net assets of the Fund:
--------------------------------------------------------------------------
                                                                  Advisory
                                                                      Fee
--------------------------------------------------------------------------
Not exceeding $250 million......................................    0.500%
In excess of $250 million but not exceeding $300 million........    0.450%
In excess of $300 million but not exceeding $400 million........    0.425%
In excess of $400 million.......................................    0.400%
--------------------------------------------------------------------------

High Current Income Fund and Prime Bond Fund

-------------------------------------------------------------------------
Portion of aggregate average daily value of net
assets of both Funds:                                    Advisory Fee
-------------------------------------------------------------------------
                                                     High Current   Prime
                                                        Income      Bond
                                                          Fund      Fund
-------------------------------------------------------------------------
Not exceeding $250 million.........................      0.55%      0.50%
In excess of $250 million but not more
 than $500 million.................................      0.50%      0.45%
In excess of $500 million but not more
 then $750 million.................................      0.45%      0.40%
In excess of $750 million..........................      0.40%      0.35%
------------------------------------------------------------------------

  MLAM and Merrill Lynch Life Agency, Inc. ("MLLA") have entered into an agreement which limits the operating expenses paid by each Fund to 1.25% of its average daily net assets. Any expenses in excess of 1.25% of average daily net assets will be reimbursed to the Fund by MLAM which, in turn, will be reimbursed by MLLA.

  For the year ended December 31, 1996, MLAM earned fees of $765,718 for the Developing Capital Markets Fund of which $52,388 was waived, $297,926 for the Government Bond Fund of which $264,214 was voluntarily waived, and $1,638 for the Index 500 Fund, all of which was voluntarily waived. In addition, MLAM has also reimbursed the Index 500 Fund $1,651 in additional expenses.

  For the year ended December 31, 1996, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), an affiliate of MLAM, earned commissions on the execution of portfolio security transactions as follows:

--------------------------------------------------------------------------
American Balanced Fund...........................................  $ 5,808
Basic Value Focus Fund...........................................   24,040
Developing Capital Markets Focus Fund............................   45,365
Equity Growth Fund...............................................    1,500
Global Bond Focus Fund...........................................      625
Global Strategy Focus Fund.......................................   51,412
Global Utility Focus Fund........................................    6,780
High Current Income Fund.........................................    3,750
International Equity Focus Fund..................................   55,842
Natural Resources Focus Fund.....................................    3,285
Quality Equity Fund..............................................   67,998
--------------------------------------------------------------------------

  Accounting services are provided to the Company by MLAM at cost.

  For the year ended December 31, 1996, Merrill Lynch Security Pricing Service, an affiliate of MLPF&S, earned fees for providing security price quotations to compute the Fund's net asset values as follows:

--------------------------------------------------------------------------
American Balanced Fund...........................................  $   278
Global Bond Focus Fund...........................................    3,020
Global Strategy Focus Fund.......................................      175
Global Utility Focus Fund........................................       77
Government Bond Fund.............................................      822
High Current Income Fund.........................................    7,269
Prime Bond Fund..................................................    5,884
--------------------------------------------------------------------------

  Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Company's transfer agent.

  Certain officers and/or directors of the Company are officers and/or directors of MLAM, PSI, MLFDS, Merrill Lynch Funds Distributor, Inc., a wholly-owned subsidiary of Merrill Lynch Group, Inc., which is the Funds' distributor, and/or ML & Co.

------------------------------------------------------------------------------

3. Investments:

  Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 1996 were as follows:

------------------------------------------------------------------------------

                                                   Purchases          Sales
-------------------------------------------------------------------------------
American Balanced Fund........................   $  468,212,355    $448,976,551
Basic Value Focus Fund........................      324,382,250     244,338,802
Developing Capital Markets Focus Fund.........       97,734,651      60,019,618
Domestic Money Market Fund....................               --              --
Equity Growth Fund............................      363,579,751     282,977,363
Global Bond Focus Fund........................      204,794,563     211,818,050
Global Strategy Focus Fund....................      994,958,721     869,964,495
Global Utility Focus Fund.....................       15,474,733      22,987,878
Government Bond Fund..........................       59,565,793      11,232,578
High Current Income Fund......................      202,112,872     171,527,776
Index 500 Fund................................        9,342,346           1,881
International Equity Focus Fund...............      181,926,488     121,558,312
Natural Resources Focus Fund..................       13,662,240      15,112,240
Prime Bond Fund...............................      488,860,103     421,701,849
Quality Equity Fund...........................      826,913,708     523,148,231
Reserve Assets Fund...........................               --              --
--------------------------------------------------------------------------------

  Transactions in options written for the year ended December 31, 1996, were as follows:

International Equity Focus Fund
--------------------------------------------------------------------------------

                                               Nominal Value/
                                             Number of Contracts
                                                 Covered by        Premiums
           Call Options Written                Written Options     Received
--------------------------------------------------------------------------------
Outstanding call options written, beginning
 of year...................................          6,800         $  54,253
Options written............................          9,004           685,805
Options expired............................        (15,769)         (622,808)
                                                  --------          --------
Outstanding call options written, end of
 year......................................             35         $ 117,250
                                                  ========          ========
--------------------------------------------------------------------------------

International Equity Focus Fund
--------------------------------------------------------------------------------

                                                Nominal Value/
                                              Number of Contracts
                                                  Covered by        Premiums
            Put Options Written                 Written Options     Received
--------------------------------------------------------------------------------
Outstanding put options written, beginning
 of year....................................              914       $ 21,437
Options written.............................        1,240,000          8,866
Options expired.............................       (1,240,914)       (30,303)
                                                   ----------        -------
Outstanding put options written, end of
 year.......................................               --       $     --
                                                   ==========        =======
--------------------------------------------------------------------------------

Global Bond Focus Fund
--------------------------------------------------------------------------------

                                               Nominal Value/
                                             Number of Contracts
                                                 Covered by        Premiums
           Call Options Written                Written Options     Received
--------------------------------------------------------------------------------
Outstanding call options written, beginning
 of year...................................                --             --
Options written............................        17,530,792      $ 203,117
Options expired............................        (4,782,042)       (84,608)
Options closed.............................       (12,748,750)      (118,509)
                                                     --------       --------
Outstanding call options written, end of
 year......................................                --      $      --
                                                     ========       ========
-------------------------------------------------------------------------------

  At December 31, 1996, net unrealized appreciation (depreciation) and aggregate cost for Federal income tax purposes were as follows:
------------------------------------------------------------------------------

                                         Basic       Developing      Domestic
                        American         Value         Capital        Money
                        Balanced         Focus         Markets        Market
                          Fund           Fund        Focus Fund        Fund
-------------------------------------------------------------------------------
Appreciated
 securities......... $ 13,527,140   $  61,508,505   $11,560,298   $     26,805
Depreciated
 securities.........   (1,612,879)    (19,839,815)   (7,410,808)       (46,269)
                      ------------   -------------   -----------   ------------
Net unrealized
 appreciation
 (depreciation)..... $ 11,914,261   $  41,668,690   $ 4,149,490  $     (19,464)
                      ============   =============   ===========   ============
Cost for Federal
 income tax
 purposes........... $198,630,949   $ 480,994,692   $92,042,701  $ 278,879,751
                     ============   =============   ===========  =============
-------------------------------------------------------------------------------

                                       Global          Global         Global
                        Equity          Bond          Strategy       Utility
                        Growth          Focus          Focus          Focus
                         Fund           Fund            Fund           Fund
-------------------------------------------------------------------------------
Appreciated
 securities........ $ 83,280,830   $   1,830,484   $ 94,154,461   $ 28,483,400
Depreciated
 securities........  (29,835,984)     (2,656,113)   (20,709,668)    (3,646,007)
Net unrealized
 appreciation
 (depreciation).... $ 53,444,846   $    (825,629)  $ 73,444,793   $ 24,837,393
Cost for Federal
 income tax
 purposes.......... $398,360,465   $ 101,173,812   $793,783,774   $117,339,737
--------------------------------------------------------------------------------

                                         High                      International
                       Government       Current         Index         Equity
                          Bond          Income           500          Focus
                          Fund           Fund           Fund           Fund
--------------------------------------------------------------------------------
Appreciated
 securities......... $  1,117,721   $  19,337,378   $   229,986   $ 33,699,478
Depreciated
 securities.........     (166,155)    (19,093,901)      (81,897)   (22,707,701)
                        ----------    ------------   -----------   ------------
Net unrealized
 appreciation....... $    951,566   $     243,477   $   148,089   $ 10,991,777
                       ==========    ============   ===========   ============
Cost for Federal
 income tax
 purposes*.......... $ 86,879,714   $ 410,624,066   $10,696,027   $336,658,090
                       ==========    ============   ===========   ============
--------------------------------------------------------------------------------

                       Natural
                      Resources         Prime         Quality        Reserve
                        Focus           Bond           Equity         Assets
                         Fund           Fund            Fund           Fund
--------------------------------------------------------------------------------
Appreciated
 securities........  $  7,011,676   $   8,898,661  $109,167,111   $      2,247
Depreciated
 securities........    (2,329,143)     (5,291,507)  (10,826,689)        (2,499)
                     ------------    ------------   ------------   ------------
Net unrealized       $  4,682,533   $   3,607,154  $ 98,340,422   $       (252)
 appreciation
 (depreciation)....  $  4,682,533   $   3,607,154  $ 98,340,422   $       (252)
                     ============    ============   ============   ============
Cost for Federal
 income tax
 purposes..........  $ 40,728,643   $ 526,103,574  $696,193,614   $ 23,070,540
                     ============    ============  ============   ============
-------------------------------------------------------------------------------
*Net of premiums received on options written.

--------------------------------------------------------------------------------

  At December 31, 1996, net realized and unrealized gains (losses) were as follows:
--------------------------------------------------------------------------------

                                  American                   Basic Value
                               Balanced Fund                 Focus Fund
                         --------------------------   -------------------------
                          Realized
                            Gains       Unrealized     Realized     Unrealized
                          (Losses)        Gains          Gains         Gains
-------------------------------------------------------------------------------
Long-term investments..  $21,874,118   $ 11,975,053   $56,406,548   $42,904,143
Short-term
 investments...........       (4,395)           --            --            --
                         -----------    -----------   -----------   -----------
                         $21,869,723   $ 11,975,053   $56,406,548   $42,904,143
                         ===========    ===========   ===========   ===========
-------------------------------------------------------------------------------

                                     Developing Capital       Domestic Money
                                        Markets Fund           Market Fund
                                   ----------------------   ------------------
                                   Realized    Unrealized
                                     Gains       Gains      Realized  Unrealized
                                   (Losses)     (Losses)     Gains     Losses
--------------------------------------------------------------------------------
Long-term investments............  $ (51,802)  $4,294,868        --         --
Short-term investments...........         93           --   $12,359   $(19,464)
Foreign currency transactions....   (105,274)      (7,570)       --         --
                                   ---------   ----------   -------   --------
                                   $(156,983)  $4,287,298   $12,359   $(19,464)
                                   =========   ==========   =======   ========
--------------------------------------------------------------------------------

                                 Equity Growth               Global Bond
                                     Fund                     Focus Fund
                           -------------------------   ------------------------
                            Realized                    Realized    Unrealized
                              Gains      Unrealized      Gains         Gains
                            (Losses)        Gains       (Losses)     (Losses)
--------------------------------------------------------------------------------
Long-term investments....  $22,199,566   $53,556,643   $1,224,648   $  (805,740)
Short-term investments...          (48)           --          168           128
Financial futures
 contracts...............           --            --     (321,503)      (70,548)
Options written..........           --            --        2,422            --
Currency options
 purchased...............           --            --      (59,398)           --
Currency options
 written.................           --            --     (119,980)           --
Foreign currency
 transactions............           --            --      483,430       (81,490)
Forward foreign exchange
 contracts...............           --            --     (379,072)      (78,492)
                           -----------   -----------    ---------   -----------
                           $22,199,518   $53,556,643   $  830,715   $(1,036,142)
                           ===========   ===========    =========   ===========
--------------------------------------------------------------------------------

                                Global Strategy             Global Utility
                                  Focus Fund                  Focus Fund
                           -------------------------   ------------------------
                            Realized     Unrealized     Realized
                              Gains         Gains        Gains      Unrealized
                            (Losses)      (Losses)      (Losses)       Gains
--------------------------------------------------------------------------------
Long-term investments....  $45,325,716   $73,858,509   $1,243,303   $24,837,393
Short-term investments...       (5,385)           --          (72)           --
Foreign currency
 transactions............      105,281      (177,090)     (46,439)          735
Forward foreign exchange
 contracts...............   15,531,801    (2,598,413)          --            --
                           -----------   -----------    ---------   -----------
                           $60,957,413   $71,083,006   $1,196,792   $24,838,128
                           ===========   ===========    =========   ===========
--------------------------------------------------------------------------------

                                      Government             High Current
                                      Bond Fund              Income Fund
                                 --------------------   ----------------------
                                 Realized
                                   Gains     Unrealized  Realized     Unrealized
                                 (Losses)     Gains       Losses       Gains
--------------------------------------------------------------------------------
Long-term investments..........  $(155,827)  $951,566   $(3,777,593)  $556,316
Short-term investments.........      1,414         --           (17)        --
                                 ---------   --------   -----------   --------
                                 $(154,413)  $951,566   $(3,777,610)  $556,316
                                 =========   ========   ===========   ========
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      Index 500          International Equity
                                        Fund                  Focus Fund
                                 -------------------   ------------------------
                                                        Realized    Unrealized
                                 Realized   Unrealized   Gains         Gains
                                  Losses     Gains      (Losses)     (Losses)
--------------------------------------------------------------------------------
Long-term investments..........    $(193)   $148,089   $6,741,641   $11,550,686
Short-term investments.........      --           --        9,058       278,746
Stock index futures
 contracts.....................      --        5,045    2,000,430       (87,011)
Options purchased..............      --           --      (71,729)     (136,324)
Options written................      --           --      104,705       (37,619)
Foreign currency
 transactions..................      --           --     (170,376)      (11,494)
Forward foreign exchange
 contracts.....................      --           --       89,755          (305)
Currency options written.......      --           --        8,866            --
Currency options purchased.....      --           --    1,226,788       244,194
                                   ----     --------   ----------   -----------
                                   $(193)   $153,134   $9,939,138   $11,800,873
                                   ====     ========   ==========   ===========
--------------------------------------------------------------------------------

                                 Natural Resources
                                    Focus Fund              Prime Bond Fund
                              -----------------------   -----------------------
                               Realized
                                Gains      Unrealized    Realized    Unrealized
                               (Losses)      Gains        Gains        Gains
--------------------------------------------------------------------------------
Long-term investments.......  $2,970,799   $4,688,728   $  215,210   $3,687,559
Short-term investments......          31           --           --           --
Foreign currency
 transactions...............     (13,371)       2,065           --           --
                               ---------   ----------      -------     --------
                              $2,957,459   $4,690,793   $  215,210   $3,687,559
                               =========   ==========      =======     ========
--------------------------------------------------------------------------------

                                Quality Equity Fund        Reserve Assets Fund
                             -------------------------     --------------------
                              Realized
                                Gains      Unrealized    Realized   Unrealized
                              (Losses)        Gains       Gains       Losses
-------------------------------------------------------------------------------
Long-term investments......  $36,744,079   $98,807,069        --             --
Short-term investments.....       (3,406)           --    $3,049    $      (252)
Foreign currency
 transactions..............          147            --        --             --
                             -----------   -----------    ------          -----
                             $36,740,820   $98,807,069    $3,049    $      (252)
                             ===========   ===========    ======          =====
--------------------------------------------------------------------------------

4. Capital Share Transactions:

  Transactions in capital shares were as follows:
American Balanced Fund
--------------------------------------------------------------------------------

               For the Year Ended                                   Dollar
               December 31, 1996                    Shares          Amount
--------------------------------------------------------------------------------
Shares sold.....................................     578,134     $  8,724,352
Shares issued to shareholders in reinvestment of
 dividends and distributions....................     554,530        8,210,811
                                                  ----------     ------------
Total issued....................................   1,132,664       16,935,163
Shares redeemed.................................  (1,921,234)     (29,368,082)
                                                  ----------     ------------
Net decrease....................................    (788,570)    $(12,432,919)
                                                  ==========     ============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
               For the Year Ended                                   Dollar
               December 31, 1995                    Shares          Amount
--------------------------------------------------------------------------------
Shares sold.....................................   2,201,026     $ 30,814,364
Shares issued to shareholders in reinvestment of
 dividends......................................     529,259        7,173,644
                                                   ---------     ------------
Total issued....................................   2,730,285       37,988,008
Shares redeemed.................................    (850,020)     (12,151,661)
                                                   ---------     ------------
Net increase....................................   1,880,265     $ 25,836,347
                                                   =========     ============
-------------------------------------------------------------------------------

Basic Value Focus Fund
-------------------------------------------------------------------------------

               For the Year Ended                                   Dollar
               December 31, 1996                    Shares          Amount
-------------------------------------------------------------------------------
Shares sold.....................................  11,000,199     $149,832,843
Shares issued to shareholders in reinvestment of
 dividends and distributions....................   1,724,353       21,518,432
                                                  ----------     ------------
Total issued....................................  12,724,552      171,351,275
Shares redeemed.................................    (493,551)      (6,856,013)
                                                  ----------     ------------
Net increase....................................  12,231,001     $164,495,262
                                                  ==========     ============
-------------------------------------------------------------------------------

------------------------------------------------------------------------------

---------------------------------------------------------
                For the Year Ended                                  Dollar
                 December 31, 1995                    Shares        Amount
          ---------------------------------------------------------
Shares sold........................................  7,762,209   $ 98,591,635
Shares issued to shareholders in reinvestment of
 dividends and distributions.......................  1,538,264     10,403,524
                                                     ---------   ------------
Total issued.......................................  9,300,473    108,995,159
Shares redeemed....................................   (711,444)    (8,076,571)
                                                     ---------   ------------
Net increase.......................................  8,589,029   $100,918,588
                                                     =========   ============
                    ---------------------------------------------------------

Developing Capital Markets Focus Fund
---------------------------------------------------------

                For the Year Ended                                    Dollar
                December 31, 1996                      Shares         Amount
           ---------------------------------------------------------
Shares sold.......................................    4,462,492    $ 44,124,402
Shares issued to shareholders in reinvestment of
 dividends........................................      151,274       1,385,673
                                                     -----------   ------------
Total issued......................................    4,613,766      45,510,075
Shares redeemed...................................   (1,027,712)    (10,264,248)
                                                     -----------   ------------
Net increase......................................    3,586,054    $ 35,245,827
                                                     ===========   ============
                      ---------------------------------------------------------

---------------------------------------------------------
                 For the Year Ended                                   Dollar
                 December 31, 1995                      Shares        Amount
           ---------------------------------------------------------
Shares sold.........................................   2,555,725    $23,265,598
Shares issued to shareholders in reinvestment of
 dividends..........................................      36,009        332,002
                                                       -----------  ------------
Total issued........................................   2,591,734     23,597,600
Shares redeemed.....................................    (525,636)    (4,592,826)
                                                       -----------  ------------
Net increase........................................   2,066,098    $19,004,774
                                                       ===========  ============
                      ---------------------------------------------------------

Domestic Money Market Fund
---------------------------------------------------------

              For the Year Ended                                   Dollar
               December 31, 1996                    Shares         Amount
          ---------------------------------------------------------
Shares sold....................................   103,681,145   $ 103,681,145
Shares issued to shareholders in reinvestment
 of dividends and distributions................    13,824,990      13,824,990
                                                 ------------   -------------
Total issued...................................   117,506,135     117,506,135
Shares redeemed................................  (146,504,203)   (146,504,203)
                                                 ------------   -------------
Net decrease...................................   (28,998,068)  $ (28,998,068)
                                                 ============   =============
                    ---------------------------------------------------------

---------------------------------------------------------
               For the Year Ended                                   Dollar
               December 31, 1995                     Shares         Amount
          ---------------------------------------------------------
Shares sold.....................................   111,267,159   $111,267,159
Shares issued to shareholders in reinvestment of
 dividends and distributions....................    17,571,280     17,571,280
                                                  ------------   ------------
Total issued....................................   128,838,439    128,838,439
Shares redeemed.................................  (188,460,308)  (188,460,308)
                                                  ------------   ------------
Net decrease....................................   (59,621,869)  $(59,621,869)
                                                  ============   ============
                    ---------------------------------------------------------

Equity Growth Fund
---------------------------------------------------------

                For the Year Ended                                  Dollar
                 December 31, 1996                    Shares        Amount
          ---------------------------------------------------------
Shares sold........................................  3,897,758   $ 99,038,352
Shares issued to shareholders in reinvestment of
 dividends and distributions.......................  1,870,190     45,444,509
                                                     ---------   ------------
Total issued.......................................  5,767,948    144,482,861
Shares redeemed....................................   (639,891)   (16,126,126)
                                                     ---------   ------------
Net increase.......................................  5,128,057   $128,356,735
                                                     =========   ============
                    ---------------------------------------------------------

---------------------------------------------------------
               For the Year Ended                                   Dollar
               December 31, 1995                     Shares         Amount
          ---------------------------------------------------------
Shares sold.....................................     3,628,361   $ 86,301,010
Shares issued to shareholders in reinvestment of
 dividends......................................        41,296        889,063
                                                  ------------   ------------
Total issued....................................     3,669,657     87,190,073
Shares redeemed.................................      (353,757)    (8,536,475)
                                                  ------------   ------------
Net increase....................................     3,315,900   $ 78,653,598
                                                  ============   ============
                    ---------------------------------------------------------

Global Bond Focus Fund
---------------------------------------------------------

               For the Year Ended                                   Dollar
               December 31, 1996                     Shares         Amount
          ---------------------------------------------------------
Shares sold.....................................       844,095   $  8,236,250
Shares issued to shareholders in reinvestment of
 dividends......................................       704,764      6,810,949
Shares issued resulting from reorganization.....     1,883,889     17,820,572
                                                    ----------   ------------
Total issued....................................     3,432,748     32,867,771
Shares redeemed.................................    (2,183,963)   (21,116,271)
                                                    ----------   ------------
Net increase....................................     1,248,785   $ 11,751,500
                                                    ==========   ============
                    ---------------------------------------------------------

---------------------------------------------------------
               For the Year Ended                                   Dollar
               December 31, 1995                     Shares         Amount
          ---------------------------------------------------------
Shares sold.....................................       481,318   $  4,592,255
Shares issued to shareholders in reinvestment of
 dividends......................................       727,949      6,851,555
                                                    ----------   ------------
Total issued....................................     1,209,267     11,443,810
Shares redeemed.................................    (1,045,651)    (9,863,555)
                                                    ----------   ------------
Net increase....................................       163,616   $  1,580,255
                                                    ==========   ============
                    ---------------------------------------------------------

Global Strategy Focus Fund
---------------------------------------------------------

                For the Year Ended                                  Dollar
                December 31, 1996                     Shares        Amount
          ---------------------------------------------------------
---------------------------------------------------------
Shares sold.......................................   1,190,964   $ 14,964,723
Shares issued to shareholders in reinvestment of
 dividends........................................   1,034,164     12,699,527
Shares issued resulting from reorganization.......  23,634,508    294,328,812
                                                    ----------   ------------
Total issued......................................  25,859,636    321,993,062
Shares redeemed...................................  (6,200,613)   (80,229,132)
                                                    ----------   ------------
Net increase......................................  19,659,023   $241,763,930
                                                    ==========   ============
                    ---------------------------------------------------------

---------------------------------------------------------
                For the Year Ended                                  Dollar
                December 31, 1995                     Shares        Amount
          ---------------------------------------------------------
Shares sold.......................................   2,383,467   $ 28,913,701
Shares issued to shareholders in reinvestment of
 dividends and distributions......................   1,452,481     17,112,643
                                                    ----------   ------------
Total issued......................................   3,835,948     46,026,344
Shares redeemed...................................  (4,725,965)   (56,008,034)
                                                    ----------   ------------
Net decrease......................................    (890,017)  $ (9,981,690)
                                                    ==========   ============
                    ---------------------------------------------------------

Global Utility Focus Fund
---------------------------------------------------------

                For the Year Ended                                  Dollar
                December 31, 1996                     Shares        Amount
          ---------------------------------------------------------
Shares sold.......................................     858,704   $  9,800,413
Shares issued to shareholders in reinvestment of
 dividends........................................     595,856      6,739,387
                                                    ----------   ------------
Total issued......................................   1,454,560     16,539,800
Shares redeemed...................................  (2,881,155)   (32,963,476)
                                                    ----------   ------------
Net decrease......................................  (1,426,595)  $(16,423,676)
                                                    ==========   ============
                    ---------------------------------------------------------

---------------------------------------------------------
                For the Year Ended                                  Dollar
                December 31, 1995                     Shares        Amount
          ---------------------------------------------------------
Shares sold.......................................     782,432   $  7,896,815
Shares issued to shareholders in reinvestment of
 dividends........................................     517,492      5,144,108
                                                    ----------   ------------
Total issued......................................   1,299,924     13,040,923
Shares redeemed...................................  (1,545,955)   (15,567,315)
                                                    ----------   ------------
Net decrease......................................    (246,031)  $ (2,526,392)
                                                    ==========   ============
                    ---------------------------------------------------------

------------------------------------------------------------------------------

Government Bond Fund
---------------------------------------------------------

                                                                    Dollar
For the Year Ended December 31, 1996                   Shares       Amount
          ---------------------------------------------------------
Shares sold.........................................  4,677,811   $48,169,342
Shares issued to shareholders in reinvestment of
 dividends and distributions........................    354,243     3,668,029
                                                      ---------   -----------
Total issued........................................  5,032,054    51,837,371
Shares redeemed.....................................   (215,188)   (2,234,202)
                                                      ---------   -----------
Net increase........................................  4,816,866   $49,603,169
                                                      =========   ===========
                    ---------------------------------------------------------

---------------------------------------------------------           Dollar
For the Year Ended December 31, 1995                  Shares        Amount
          ---------------------------------------------------------
Shares sold........................................  2,173,331   $ 22,410,622
Shares issued to shareholders in reinvestment of
 dividends.........................................    161,544      1,670,786
                                                     ---------    -----------
Total issued.......................................  2,334,875     24,081,408
Shares redeemed....................................   (321,060)    (3,238,873)
                                                     ---------    -----------
Net increase.......................................  2,013,815   $ 20,842,535
                                                     =========    ===========
                    ---------------------------------------------------------

High Current Income Fund
---------------------------------------------------------

                                                                      Dollar
For the Year Ended December 31, 1996                   Shares         Amount
           ---------------------------------------------------------
Shares sold.......................................    3,441,094    $ 38,643,510
Shares issued to shareholders in reinvestment of
 dividends........................................    3,229,888      36,130,450
                                                     ----------    ------------
Total issued......................................    6,670,982      74,773,960
Shares redeemed...................................   (1,968,366)    (22,078,243)
                                                     ----------    ------------
Net increase......................................    4,702,616    $ 52,695,717
                                                     ==========    ============
                      ---------------------------------------------------------

---------------------------------------------------------             Dollar
For the Year Ended December 31, 1995                   Shares         Amount
           ---------------------------------------------------------
Shares sold.......................................    5,980,682    $ 65,910,048
Shares issued to shareholders in reinvestment of
 dividends........................................    2,792,967      30,645,264
                                                     -----------   ------------
Total issued......................................    8,773,649      96,555,312
Shares redeemed...................................   (1,184,474)    (13,092,078)
                                                     -----------   ------------
Net increase......................................    7,589,175    $ 83,463,234
                                                     ===========   ============
                      ---------------------------------------------------------

Index 500 Fund
          ---------------------------------------------------------

For the Period December 13, 1996+ to December 31,                     Dollar
1996                                                    Shares        Amount
           ---------------------------------------------------------
Shares sold.........................................      57,357    $   582,138
Shares redeemed.....................................         (10)          (102)
                                                       -----------  ------------
Net increase........................................      57,347    $   582,036
                                                       ===========  ============
                      ---------------------------------------------------------

 +Prior to December 13, 1996 (commencement of operations), the Fund issued
  1,000,000 shares to MLLA for $10,000,000.

International Equity Focus Fund
---------------------------------------------------------

For the Year Ended                                                  Dollar
December 31, 1996                                  Shares           Amount
          ---------------------------------------------------------
Shares sold..................................      6,562,205     $ 75,036,616
Shares issued to shareholders in reinvestment
 of dividends................................        334,488        3,669,329
                                                   ---------     ------------
Total issued.................................      6,896,693       78,705,945
Shares redeemed..............................       (886,963)     (10,175,471)
                                                   ---------     ------------
Net increase.................................      6,009,730     $ 68,530,474
                                                   =========     ============
                    ---------------------------------------------------------

---------------------------------------------------------
For the Year Ended                                                  Dollar
December 31, 1995                                  Shares           Amount
          ---------------------------------------------------------
Shares sold..................................      2,540,187     $ 26,767,717
Shares issued to shareholders in reinvestment
 of dividends and distributions..............        898,135        9,331,626
                                                    --------        ---------
Total issued.................................      3,438,322       36,099,343
Shares redeemed..............................     (2,161,108)     (21,945,941)
                                                    --------        ---------
Net increase.................................      1,277,214     $ 14,153,402
                                                 ============
                    ---------------------------------------------------------

Natural Resources Focus Fund
---------------------------------------------------------

For the Year Ended                                                  Dollar
December 31, 1996                                   Shares          Amount
          ---------------------------------------------------------
Shares sold....................................      450,602     $  5,663,127
Shares issued to shareholders in reinvestment
 of dividends and distributions................      122,221        1,463,255
                                                     -------        ---------
Total issued...................................      572,823        7,126,382
Shares redeemed................................     (737,357)      (9,240,146)
                                                     -------        ---------
Net decrease...................................     (164,534)    $ (2,113,764)
                                                   ============
                    ---------------------------------------------------------

---------------------------------------------------------
For the Year Ended                                                  Dollar
December 31, 1995                                       Shares      Amount
          ---------------------------------------------------------
Shares sold..........................................   474,971   $ 5,198,076
Shares issued to shareholders in reinvestment of
 dividends and distributions.........................    63,806       835,171
                                                       --------   -----------
Total issued.........................................   538,777     6,033,247
Shares redeemed......................................  (601,388)   (6,852,669)
                                                       --------   -----------
Net decrease.........................................   (62,611)  $  (819,422)
                                                       ========   ===========
                    ---------------------------------------------------------

Prime Bond Fund
---------------------------------------------------------

For the Year Ended                                                  Dollar
December 31, 1996                                      Shares       Amount
          ---------------------------------------------------------
Shares sold........................................   5,521,436   $65,068,417
Shares issued to shareholders in reinvestment of
 dividends.........................................   2,739,002    32,511,472
                                                     ----------   ------------
Total issued.......................................   8,260,439    97,579,889
Shares redeemed....................................  (2,399,918)  (28,829,074)
                                                     ----------   ------------
Net increase.......................................   5,860,520   $68,750,815
                                                     ==========   ============
                    ---------------------------------------------------------

---------------------------------------------------------
For the Year Ended                                                  Dollar
December 31, 1995                                      Shares       Amount
          ---------------------------------------------------------
Shares sold........................................   3,880,829   $45,621,465
Shares issued to shareholders in reinvestment of
 dividends.........................................   2,612,921    30,585,478
                                                     ----------   ------------
Total issued.......................................   6,493,750    76,206,943
Shares redeemed....................................  (2,316,349)  (27,181,488)
                                                     ----------   ------------
Net increase.......................................   4,177,401   $49,025,455
                                                     ==========   ============
                    ---------------------------------------------------------

Quality Equity Fund
---------------------------------------------------------

For the Year Ended                                                  Dollar
December 31, 1996                                     Shares        Amount
          ---------------------------------------------------------
Shares sold........................................  1,934,738   $ 58,210,337
Shares issued to shareholders in reinvestment of
 dividends and distributions.......................  3,478,605     98,560,479
                                                     ---------   ------------
Total issued.......................................  5,413,343    156,770,816
Shares redeemed....................................   (895,337)   (26,640,069)
                                                     ---------   ------------
Net increase.......................................  4,518,006   $130,130,747
                                                     =========   ============
                    ---------------------------------------------------------

---------------------------------------------------------
For the Year Ended                                                  Dollar
December 31, 1995                                     Shares        Amount
          ---------------------------------------------------------
Shares sold........................................  2,793,165   $ 82,433,320
Shares issued to shareholders in reinvestment of
 dividends and distributions.......................    651,881     18,002,604
                                                     ---------   ------------
Total issued.......................................  3,445,046    100,435,924
Shares redeemed....................................   (509,752)   (15,180,783)
                                                     ---------   ------------
Net increase.......................................  2,935,294   $ 85,255,141
                                                     =========   ============
                    ---------------------------------------------------------

Reserve Assets Fund
---------------------------------------------------------

                                                                    Dollar
For the Year EndedDecember 31, 1996                  Shares         Amount
          ---------------------------------------------------------
Shares sold......................................    6,967,844   $  6,967,844
Shares issued to shareholders in reinvestment of
 dividends and distributions.....................    1,182,349      1,182,349
                                                   -----------    -----------
Total issued.....................................    8,150,193      8,150,193
Shares redeemed..................................  (10,800,490)   (10,800,490)
                                                   -----------    -----------
Net decrease.....................................   (2,650,297)  $ (2,650,297)
                                                   ===========    ===========
                    ---------------------------------------------------------

------------------------------------------------------------------------------

---------------------------------------------------------
For the Year Ended                                                  Dollar
December 31, 1995                                    Shares         Amount
          ---------------------------------------------------------
Shares sold......................................    6,811,139   $  6,811,139
Shares issued to shareholders in reinvestment of
 dividends and distributions.....................    1,582,801      1,582,801
                                                   -----------    -----------
Total issued.....................................    8,393,940      8,393,940
Shares redeemed..................................  (15,081,975)   (15,081,975)
                                                   -----------    -----------
Net decrease.....................................   (6,688,035)  $ (6,688,035)
                                                   ===========    ===========
                    ---------------------------------------------------------

5. Capital Loss Carryforward:

  At December 31, 1996, the Company had net capital loss carryforwards of approximately $3,909,000 in the Developing Capital Markets Focus Fund, of which $91,000 expires in 2003 , $3,728,000 expires in 2003 and $90,000 expires in 2004; $514,000 in the Global Bond Focus Fund, all of which expires in 2002; $2,331,000 in the Global Utility Focus Fund, of which $121,000 expires in 2002 and $2,210,000 expires in 2003; $71,000 in the Government Bond Fund, all of which expires in 2004; $295,000 in the High Current Income Fund, all of which expires in 2003; $15,651,000 in the Prime Bond Fund, of which $14,796,000 expires in 2002 and $855,000 expires in 2003. These amounts will be available to offset like amounts of any future taxable gains.

6. Loaned Securities:

  At December 31, 1996, the Government Bond Fund, the Prime Bond Fund and the Quality Equity Fund held US Treasury bonds having aggregate values of approximately $2,600,000, $6,798,000 and $6,514,000, respectively, as collateral for portfolio securities loaned having market values of approximately $2,514,000, $6,515,000 and $6,579,000, respectively.

7. Commitments:

  At December 31, 1996, the following Portfolios had entered into foreign exchange contracts, in addition to the contracts listed on the Schedules of Investments, under which they agreed to purchase and sell various foreign currencies with values of approximately:

---------------------------------------------------------
                                          Purchase         Sell
    ---------------------------------------------------------
Development Capital Markets..........    $1,282,000     $   79,000
Global Bond Focus Fund...............     4,107,000      2,659,000
International Equity Focus Fund......            --        298,000
Natural Resources Focus Fund.........       222,000         39,000
         ---------------------------------------------------------

8. Acquisition of Flexible Strategy Fund and International Bond Fund:

  On December 9, 1996, Global Strategy Focus Fund acquired all the net assets of Flexible Strategy Fund pursuant to a plan of reorganization. The acquisition was accomplished by a tax-free exchange of 23,634,508 Common Stock shares of Global Strategy Focus Fund for 20,765,107 Common Stock shares of Flexible Strategy Fund. Flexible Strategy Fund's net assets on that date of $325,430,454, including $30,966,642 of unrealized appreciation, were combined with those of Global Strategy Focus Fund. The aggregate net assets of Global Strategy Focus Fund after the acquisition amounted to $874,098,755.

  On December 9, 1996, World Income Focus Fund acquired all the net assets of International Bond Fund pursuant to a plan of reorganization. The acquisition was accomplished by a tax-free exchange of 1,883,889 Common Stock shares of World Income Focus Fund for 1,788,555 Common Stock shares of International Bond Fund. International Bond Fund's net assets on that date of $18,188,183, including $232,608 of unrealized appreciation, were combined with those of World Income Focus Fund. The aggregate net assets of World Income Focus Fund after the acquisition amounted to $97,534,880. Subsequent to the acquisition, World Income Focus Fund changed its name to Global Bond Focus Fund.

9. Subsequent Event:

  On January 2, 1997, the Board of Directors declared ordinary income dividends and capital gains distributions per share payable on January 9, 1997 to shareholders of record as of December 31, 1996 as follows:

---------------------------------------------------------
                                                     Ordinary       Capital
Fund                                                  Income         Gains
         ---------------------------------------------------------
American Balanced Fund..........................    $ .603285      $1.228672
Basic Value Focus Fund..........................      .665501        .943093
Developing Capital Markets Focus Fund...........      .182600             --
Equity Growth Fund..............................      .533168        .831606
Global Strategy Focus Fund......................      .432947        .289873
Global Utility Focus Fund.......................      .096870             --
Index 500 Fund..................................      .017480        .002863
International Equity Focus Fund.................      .214967        .087059
Natural Resources Focus Fund....................      .205662        .723589
Quality Equity Fund.............................     1.195788        .557701
                   ---------------------------------------------------------

             UNAUDITED FINANCIAL STATEMENTS FOR THE INDEX 500 FUND

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INDEX 500 FUND
SCHEDULE OF INVESTMENTS AS OF MARCH 31, 1997 (UNAUDITED)
--------------------------------------------------------------------------------

                                                              SHARES    VALUE
COMMON STOCKS                                                   HELD  (NOTE 1A)
--------------------------------------------------------------------------------
General Electric Company++................................... 21,366 $ 2,120,576
Coca-Cola Co. ............................................... 32,289   1,804,148
Exxon Corp.++................................................ 16,114   1,736,284
Intel Corporation............................................ 10,658   1,482,794
+Microsoft Corporation++..................................... 15,612   1,431,425
Merck & Co., Inc. ........................................... 15,643   1,317,923
Royal Dutch Petroleum Co. N.V. (NY Shares) (ADR)*............  6,957   1,217,475
Phillip Morris Companies, Inc. .............................. 10,569   1,206,187
Procter & Gamble Co. ........................................  8,851   1,017,865
International Business Machines Corp. .......................  6,716     922,611
Johnson & Johnson Co. ....................................... 17,282     913,786
Wal-Mart Companies, Inc. .................................... 29,767     829,755
du Pont (E.I.) de Nemours & Co. .............................  7,306     774,436
Bristol-Myers Squibb Co. .................................... 12,996     766,764
American Telephone & Telegraph Co. .......................... 21,026     730,654
American International Group, Inc. ..........................  6,094     715,283
Pfizer, Inc. ................................................  8,366     703,790
Hewlett-Packard Co. ......................................... 13,196     702,687
Mobil Corporation............................................  5,113     667,886
PepsiCo, Inc. ............................................... 20,161     657,753
Citicorp.....................................................  6,005     650,041
Walt Disney Co...............................................  8,802     642,546
Chevron Corp. ...............................................  8,468     589,585
Lilly (Eli) & Co. ...........................................  7,160     588,910
GTE Corp. ................................................... 12,481     581,927
Abbott Laboratories.......................................... 10,081     565,796
Amoco Corp. .................................................  6,453     558,991
NationsBank Corp. ...........................................  9,970     552,089
BellSouth Corporation........................................ 12,893     544,729
General Motors Corp. ........................................  9,811     543,284
Chase Manhattan Corp. .......................................  5,695     533,194
Gillette Co..................................................  7,198     522,755
Federal National Mortgage Association........................ 14,170     511,891
American Home Products Corporation...........................  8,289     497,340
Ford Motor Company........................................... 15,384     482,673
BankAmerica Corp. ...........................................  4,657     469,193
Motorola, Inc. ..............................................  7,693     464,465
Boeing Co. ..................................................  4,650     458,606
Minnesota Mining & Manufacturing Co. ........................  5,424     458,328
Ameritech Corp. .............................................  7,128     438,372
Lucent Technologies, Inc. ...................................  8,262     435,820
McDonald's Corp. ............................................  9,055     427,849
SBC Communications Inc. .....................................  7,834     412,264
+Cisco Systems, Inc. ........................................  8,533     410,651
Standard & Poors Depositary Receipts.........................  5,300     399,984
Travelers Corporation........................................  8,311     397,889
Unilever N.V. (ADR)*.........................................  2,077     386,841

                                                               SHARES   VALUE
COMMON STOCKS                                                    HELD (NOTE 1A)
--------------------------------------------------------------------------------
Texaco Inc. ..................................................  3,432 $  375,804
American Express Company......................................  6,150    368,231
Kimberly-Clark Corp. .........................................  3,666    364,309
Schering-Plough Corp. ........................................  4,794    348,763
Bell Atlantic Corporation.....................................  5,681    345,831
Schlumberger, Ltd. ...........................................  3,197    342,878
Allstate Corp. ...............................................  5,770    342,594
Wells Fargo & Company.........................................  1,201    341,234
+Oracle Corp. ................................................  8,778    338,502
Home Depot, Inc. .............................................  6,233    333,466
Eastman Kodak Co. ............................................  4,324    328,084
Time Warner Inc. .............................................  7,379    319,142
MCI Communications Corp. .....................................  8,895    316,884
Warner-Lambert Co. ...........................................  3,520    304,480
First Union Corporation.......................................  3,681    298,621
Columbia/HCA Healthcare Corp. ................................  8,713    292,975
Monsanto Co. .................................................  7,631    291,886
Atlantic Richfield Company....................................  2,087    281,745
Campbell Soup Co. ............................................  6,068    281,404
Chrysler Corp. ...............................................  9,121    273,630
Anheuser-Busch Companies, Inc. ...............................  6,482    273,054
+Compaq Computer Corp. .......................................  3,515    269,337
Emerson Electric Co. .........................................  5,820    261,900
AlliedSignal Inc. ............................................  3,670    261,488
NYNEX Corp. ..................................................  5,710    260,519
Sears, Roebuck & Co. .........................................  5,081    255,320
Sara Lee Corporation..........................................  6,279    254,299
Sprint Corporation............................................  5,586    254,163
Federal Home Loan Mortgage Corp. .............................  9,284    252,989
Dow Chemical Company (The)....................................  3,154    252,320
+WorldCom, Inc. .............................................. 11,211    246,642
Pharmacia & Upjohn Inc. ......................................  6,594    241,505
Xerox Corp. ..................................................  4,212    239,557
Morgan (J.P.) & Company, Inc. ................................  2,419    237,667
United Technologies Corp. ....................................  3,120    234,780
Nike, Inc. (Class B)..........................................  3,739    231,818
First Chicago Corp. ..........................................  4,138    223,969
Norwest Corporation...........................................  4,806    222,277
BancOne Corp. ................................................  5,547    220,493
Northern Telecom Ltd. ........................................  3,354    219,268
US West Communications Group..................................  6,198    210,732
Lockheed Martin Corp. ........................................  2,500    210,000
Pacific Telesis Group.........................................  5,559    209,852
Caterpillar, Inc. ............................................  2,485    199,421
First Data Corp. .............................................  5,808    196,746
Fleet Financial Group Inc. ...................................  3,404    194,879
Medtronic, Inc. ..............................................  3,109    193,535
WMX Technologies..............................................  6,296    192,815
Amgen, Inc. ..................................................  3,415    190,813
Colgate-Palmolive Co. ........................................  1,906    189,885
Heinz (H.J.) Company..........................................  4,772    188,494

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INDEX 500 FUND
SCHEDULE OF INVESTMENTS AS OF MARCH 31, 1997 (CONTINUED)
--------------------------------------------------------------------------------

                                                              SHARES    VALUE
COMMON STOCKS                                                   HELD  (NOTE 1A)
--------------------------------------------------------------------------------
Bank of New York Company, Inc. ..............................  5,091 $   187,094
Seagram Company Ltd. ........................................  4,842     185,206
Southern Company (The).......................................  8,742     184,675
Texas Instruments, Inc. .....................................  2,465     184,567
Computer Associates International Inc. ......................  4,734     184,034
Rockwell International Corp. ................................  2,836     183,985
Kellogg Co. .................................................  2,735     183,929
Merrill Lynch & Co., Inc.,...................................  2,138     183,601
Union Pacific Corp. .........................................  3,178     180,351
PNC Bank Corp. ..............................................  4,324     172,960
ConAgra Inc. ................................................  3,124     169,477
General Re Corporation.......................................  1,072     169,376
McDonnell Douglas Corporation................................  2,753     167,933
Aetna Inc. ..................................................  1,955     167,886
Automatic Data Processing Inc. ..............................  3,768     157,785
+Dell Computer Corp. ........................................  2,327     157,363
Gannett Co., Inc. ...........................................  1,829     157,065
Aluminum Co. of America......................................  2,251     153,068
CPC International, Inc. .....................................  1,866     153,012
Baxter International, Inc. ..................................  3,542     152,749
Penney (J.C.) Co. ...........................................  3,195     152,162
+Viacom, Inc. (Class B)......................................  4,592     152,110
International Paper Co. .....................................  3,895     151,418
+US West Media Group ,Inc. ..................................  8,106     150,974
+Airtouch Communications, Inc. ..............................  6,508     149,684
Burlington Northern Santa Fe Inc. ...........................  1,986     146,964
+Seagate Technology, Inc. ...................................  3,254     146,023
Deere & Co. .................................................  3,353     145,856
Dean Witter, Discover & Co. .................................  4,171     145,464
May Department Stores Co. ...................................  3,169     144,189
KeyCorp......................................................  2,925     142,594
+Boston Scientific Corp. ....................................  2,309     142,581
CIGNA Corporation............................................    975     142,472
Phillips Petroleum Company...................................  3,416     139,629
+Sun Microsystems, Inc. .....................................  4,816     139,062
Westinghouse Electric Corporation............................  7,832     139,018
Norfolk & Southern Corp. ....................................  1,624     138,446
Raytheon Company.............................................  3,063     138,218
CoreStates Financial Corp. ..................................  2,889     137,228
National City Corporation....................................  2,879     134,233
SunTrust Banks, Inc. ........................................  2,894     134,209
Walgreen Co. ................................................  3,193     133,707
Bank of Boston Corp. ........................................  1,986     133,062
Loews Corporation............................................  1,493     132,690
Corning, Inc. ...............................................  2,985     132,459
Illinois Tool Works Inc. ....................................  1,608     131,253
CSX Corp. ...................................................  2,815     130,898
General Mills, Inc. .........................................  2,096     130,214
PPG Industries, Inc. ........................................  2,379     128,466

                                                              SHARES    VALUE
COMMON STOCKS                                                   HELD  (NOTE 1A)
--------------------------------------------------------------------------------
First Bank Systems, Inc.. ...................................  1,745 $   127,385
Edison International.........................................  5,622     126,495
Archer-Daniels-Midland Co. ..................................  7,061     126,215
Pennsylvania Gas & Electric Corporation......................  5,350     125,725
Enron Corp. .................................................  3,302     125,476
Unocal Corp. ................................................  3,249     123,868
Mellon Bank Corp. ...........................................  1,680     122,220
Chubb Corporation............................................  2,259     121,704
MONA Corp. ..................................................  4,336     120,866
Gap, Inc. ...................................................  3,580     119,930
Tyco International, Ltd. ....................................  2,162     118,910
Barnett Banks, Inc. .........................................  2,532     117,738
Dayton Hudson Corporation (Class A)..........................  2,812     117,401
Conrail, Inc. ...............................................  1,038     117,035
Wachovia Corp. ..............................................  2,144     116,848
Morgan Stanley Group Inc. ...................................  1,977     116,149
+CUC International Inc. .....................................  5,149     115,853
Duke Power Company...........................................  2,617     115,475
Weyerhaeuser Co. ............................................  2,573     114,820
United Healthcare Corporation................................  2,388     113,728
+EMC Corporation.............................................  3,190     113,245
Pitney Bowes, Inc. ..........................................  1,927     113,211
Textron Inc. ................................................  1,073     112,665
American Brands, Inc. .......................................  2,209     111,831
Honeywell, Inc. .............................................  1,641     111,383
Albertson's Inc. ............................................  3,270     111,180
Halliburton Company..........................................  1,625     110,094
Barrick Gold Corporation.....................................  4,634     110,058
ITT Hartford Group Inc. .....................................  1,524     109,919
Micron Technology, Inc. .....................................  2,711     109,795
Household Interntional, Inc. ................................  1,257     108,259
+Applied Materials, Inc. ....................................  2,324     107,776
American General Corp. ......................................  2,639     107,539
Ralston Purina Co. ..........................................  1,375     107,422
Fifth Third Bank.............................................  1,377     106,718
Marsh & McLennan Companies, Inc. ............................    932     105,549
+Toys "R' Us, Inc. ..........................................  3,769     105,532
Goodyear Tire & Rubber Co. ..................................  2,016     105,336
Occidental Pete Corp. .......................................  4,268     105,099
FPL Group, Inc. .............................................  2,375     104,797
USX Marathon Group, Inc. ....................................  3,732     104,029
TCI Communications, Inc. (Class A)...........................  8,662     103,944
USBANCORP., Inc. ............................................  1,922     102,827
American Electric Power Company, Inc. .......................  2,433     100,361
Texas Utilities Company......................................  2,914      99,804
Hershey Foods Corporation....................................  1,992      99,600
Alcan Aluminum, Ltd. ........................................  2,936      99,457
+HFS Inc. ...................................................  1,670      98,321
Air Products and Chemicals, Inc. ............................  1,447      98,215

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INDEX 500 FUND
SCHEDULE OF INVESTMENTS AS OF MARCH 31, 1997 (CONTINUED)
--------------------------------------------------------------------------------

                                                              SHARES    VALUE
COMMON STOCKS                                                  HELD   (NOTE 1A)
--------------------------------------------------------------------------------
AMP, Inc. ...................................................  2,851 $    98,003
+AMR Corp. ..................................................  1,181      97,433
+Tenet Healthcare Corp. .....................................  3,911      96,308
Consolidated Edison Company of New York......................  3,050      91,500
Praxair, Inc. ...............................................  2,030      91,096
Service Corporation..........................................  3,059      91,005
Williams Companies, Inc. ....................................  2,036      90,602
Avon Products, Inc. .........................................  1,725      90,563
Mattel, Inc. ................................................  3,747      89,928
+ITT Corp. ..................................................  1,511      88,960
+Federated Department Store, Inc. ...........................  2,697      88,664
Wrigley (WM) Jr. Co. (Class B)...............................  1,508      88,029
Bankers Trust New York Corp. ................................  1,061      87,002
Union Pacific Resources Group................................  3,242      86,723
Tenneco, Inc. ...............................................  2,216      86,424
Aon Corporation..............................................  1,405      86,056
Georgia Pacific Corp. .......................................  1,186      85,985
Crown Company, Inc. .........................................  1,664      85,904
TRW Inc. ....................................................  1,649      85,336
Dominion Resources, Inc. ....................................  2,338      85,045
Panenergy Corporation........................................  1,960      84,525
American Stores Company......................................  1,890      84,105
+Tellabs, Inc. ..............................................  2,319      83,774
Lowe's Companies, Inc. ......................................  2,241      83,757
+Kroger Co. (The)............................................  1,636      83,027
Marriott International, Inc. ................................  1,660      82,585
PacifiCorp...................................................  3,825      81,759
Delta Air Lines, Inc. .......................................    969      81,517
Public Service Enterprise Group, Inc. .......................  3,094      81,217
ALLTEL Corp. ................................................  2,461      79,983
Browning-Ferris Industries, Inc. ............................  2,758      79,637
Sysco Corporation............................................  2,321      79,204
Comerica Inc. ...............................................  1,395      78,643
Morton International, Inc. ..................................  1,849      78,120
Milton Hotels Corporation....................................  3,207      77,770
Conseco, Inc. ...............................................  2,183      77,769
+HealthSouth Corp. ..........................................  4,058      77,609
+Federal Express Corp. ......................................  1,479      77,093
Transamerica Corporation.....................................    860      76,970
Dover Corp. .................................................  1,460      76,650
Freeport-McMoRan Copper & Gold Inc. (Class B)................  2,509      76,211
+K Mart Corp. ...............................................  6,279      76,133
Clorox Company...............................................    670      75,124
+COSTCO Companies Inc. ......................................  2,711      74,891
Masco Corporation............................................  2,083      74,467
+3Com Corp. .................................................  2,271      74,375
+Advanced Micro Devices Inc. ................................  1,773      73,580

                                                              SHARES    VALUE
COMMON STOCKS                                                  HELD   (NOTE 1A)
--------------------------------------------------------------------------------
Entergy Corp. ...............................................  2,997 $    73,427
Union Carbide Corp. .........................................  1,653      73,145
Genuine Parts Company........................................  1,563      72,875
Becton, Dickinson and Company................................  1,616      72,720
Lincoln National Corp. ......................................  1,355      72,492
Great Western Financial Corp. ...............................  1,788      72,191
Baker Hughes, Inc. ..........................................  1,876      71,992
Inco Ltd. ...................................................  2,185      71,286
Carolina Power & Light Company...............................  1,965      71,231
Comcast Corporation..........................................  4,207      70,993
Eaton Corp. .................................................  1,001      70,946
Salomon Inc. ................................................  1,415      70,573
Times Mirror Co. ............................................  1,283      70,084
CINERGY Corp. ...............................................  2,046      69,820
St. Paul Companies, Inc. ....................................  1,076      69,805
UNUM Corporation.............................................    949      69,277
Burlington Resources Inc. ...................................  1,619      69,212
Newell Co. ..................................................  2,061      69,043
Dresser Industries, Inc. ....................................  2,280      68,970
Donnelley (R.R.) & Sons Company..............................  1,951      68,041
UST, Inc. ...................................................  2,416      67,346
Pioneer Hi-Bred International, Inc. .........................  1,068      67,150
Rite Aid Corporation.........................................  1,589      66,738
McGraw-Hill, Inc. ...........................................  1,291      66,002
Coastal Corp. ...............................................  1,366      65,568
Providian Corporation........................................  1,216      65,056
Winn-Dixie Stores, Incorporated..............................  1,962      64,746
Tribune Co. .................................................  1,598      64,719
Cognizant Corporation........................................  2,220      64,658
Limited, Inc. (The)..........................................  3,517      64,625
Quaker Oats Company..........................................  1,764      64,386
SAFECO Corporation...........................................  1,603      64,120
Amerada Hess Corp. ..........................................  1,208      64,024
Allegheny Teledyne Inc. .....................................  2,262      63,619
Houston Industries Inc. .....................................  3,041      63,481
CVS Corporation..............................................  1,371      63,237
Republic New York Corporation................................    717      63,186
International Flavors & Fragrances Inc. .....................  1,436      62,825
Rohm & Haas Co. .............................................    830      62,146
Consolidated Natural Gas Co. ................................  1,231      62,012
Ingersoll-Rand Company.......................................  1,420      61,948
Phelps Dodge Corporation.....................................    841      61,498
Sonat Inc. ..................................................  1,119      60,985
+Computer Sciences Corporation...............................    985      60,824
Cooper Industries, Inc. .....................................  1,401      60,768
Greentree Financial Corp. ...................................  1,783      60,176

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INDEX 500 FUND
SCHEDULE OF INVESTMENTS AS OF MARCH 31, 1997 (CONTINUED)
--------------------------------------------------------------------------------

                                                              SHARES    VALUE
COMMON STOCKS                                                  HELD   (NOTE 1A)
--------------------------------------------------------------------------------
Sherwin-Williams Company ....................................  2,228 $    60,156
+Thermo Electron Corporation.................................  1,935      59,743
+Cabletron Systems, Inc. ....................................  2,027      59,290
Guidant Corp. ...............................................    962      59,163
PECO Energy Co. .............................................  2,887      58,823
IKON Office Solutions, Inc. .................................  1,748      58,558
Central and South West Corp. ................................  2,736      58,482
+LSI Logic Corporation.......................................  1,671      58,067
Fluer Corporation............................................  1,085      56,963
Northrop Grumman Corp. ......................................    749      56,643
Champion International Corp. ................................  1,240      56,420
Placer Dome Inc. ............................................  3,108      56,332
Hercules Incorporated........................................  1,328      56,108
Dun & Bradstreet Corp. ......................................  2,209      56,053
Laidlaw Inc. ................................................  4,074      56,017
Interpublic Group of Companies, Inc. ........................  1,053      55,546
New York Times Co. ..........................................  1,256      55,421
VF Corporation...............................................    826      55,239
General Dynamic Corporation..................................    819      55,180
+Digital Equipment Corporation...............................  2,010      55,024
Unicom Corp. ................................................  2,798      54,561
East Chemical Co. ...........................................  1,008      54,180
MGIC Investment Corp. .......................................    765      54,124
MBIA, Inc. ..................................................    560      53,690
Nucor Corporation............................................  1,138      52,063
Avery Dennison Corporation...................................  1,352      52,052
Baltimore Gas & Electric Company.............................  1,916      51,253
Reynolds Metals Company......................................    826      51,212
Grace (W.R.) & Co. ..........................................  1,078      51,070
Grainger (W.W.) Inc. ........................................    689      50,986
Dow Jones & Company, Inc. ...................................  1,253      50,903
DTE Energy Holdings Company..................................  1,883      50,606
Torchmark Corporation........................................    913      50,557
General Public Utilities Corp. ..............................  1,565      50,276
Jefferson Pilot Corp. .......................................    924      50,242
Newmont Mining Corporation...................................  1,293      50,104
Ahmanson (H.P.) & Co. .......................................  1,369      49,969
+National Semiconductor Corporation..........................  1,797      49,417
Union Electric Company.......................................  1,325      48,859
Knight-Ridder, Inc. .........................................  1,218      48,568
Rubbermaid Inc. .............................................  1,944      48,357
Case Corp. ..................................................    952      48,314
Raychem Corporation..........................................    581      47,860
Golden West Financial Corporation, Com.......................    744      46,686
+Humana Inc. ................................................  2,110      46,420
Dillard Department Stores Inc. ..............................  1,473      46,400
Whirlpool Corporation........................................    965      45,958
Hasbro, Inc. ................................................  1,677      45,908

                                                              SHARES    VALUE
COMMON STOCKS                                                  HELD   (NOTE 1A)
--------------------------------------------------------------------------------
+Bay Networks Inc. ..........................................  2,561 $    45,778
Willamette Industries, Inc. .................................    725      45,312
Beneficial Corp. ............................................    697      45,044
+Silicon Graphics, Inc. .....................................  2,270      44,265
+Autozone, Inc. .............................................  1,947      43,808
Stanley Works................................................  1,154      43,708
Dana Corp. ..................................................  1,321      43,428
Johnson Controls, Inc. ......................................    537      43,228
+Novell, Inc. ...............................................  4,536      43,092
TJX Companies Inc. ..........................................  1,008      43,092
Harcourt General Inc. .......................................    923      42,920
Brown-Forman Corp. (Class B).................................    896      42,784
PP&L Resources Inc. .........................................  2,107      42,667
Union Camp Corp. ............................................    904      42,601
Northern Status Power Company................................    896      42,448
Circuit City Stores, Inc. ...................................  1,271      42,420
+Western Atlas, Inc. ........................................    697      42,256
Andrew Corporation...........................................  1,167      42,158
Ohio Edison Company..........................................  1,981      41,849
Southwest Airlines Co. ......................................  1,882      41,639
Columbia Gas System, Inc. ...................................    716      41,439
+Fruit of the Loom, Inc. ....................................    998      41,417
Parker Mannifin Corp. .......................................    965      41,254
+General Instrument Corp. ...................................  1,777      40,649
+Woolworth Corp. ............................................  1,733      40,509
Liz Claiborne, Incorporated..................................    928      40,484
Nordstrom, Inc. .............................................  1,060      40,147
Block (H&R), Inc. ...........................................  1,349      39,627
Mallinckradt Group Inc. .....................................    959      39,439
Sigma-Aldrich Corporation....................................  1,275      39,366
Black & Decker
 Corporation.................................................  1,224      39,321
Engelhard Corporation........................................  1,867      39,207
Kerr-Mogee Corporation.......................................    630      38,981
Harris Corp. ................................................    505      38,822
Frontier Corp. ..............................................  2,123      37,949
Tandy Corp. .................................................    757      37,945
Temple-Inland Inc.  .........................................    720      37,800
Great Lakes Chemical Corporation.............................    821      37,766
Pall Corporation.............................................  1,628      37,647
Parkin-Elmer Corporation.....................................    560      36,050
Mead Corp. ..................................................    679      35,987
+St. Jude Medical, Inc. .....................................  1,051      35,077
Armstrong World Industries, Inc. ............................    536      34,706
Wendy's International, Inc. .................................  1,679      34,629
Deluxe Corporation...........................................  1,068      34,577
PACCAR Inc. .................................................    515      34,376
Brunswick Corporation........................................  1,277      34,319
ITT Industries Inc. .........................................  1,532      34,279
Ashland Oil Inc. ............................................    836      33,649
Pacific Enterprises..........................................  1,103      33,366

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INDEX 500 FUND
SCHEDULE OF INVESTMENTS AS OF MARCH 31, 1997 (CONTINUED)
--------------------------------------------------------------------------------

                                                              SHARES    VALUE
COMMON STOCKS                                                   HELD  (NOTE 1A)
--------------------------------------------------------------------------------
Westvaco Corporation.........................................  1,322 $    33,215
Whitman Corporation..........................................  1,346      32,977
Nalco Chemical Company.......................................    874      32,666
James River Corp. of Virginia................................  1,117      32,533
Reebok International Ltd. ...................................    721      32,355
USF&G Corporation............................................  1,501      32,271
+Ceridian Corp. .............................................    896      32,144
+DSC Communications Corp. ...................................  1,526      31,951
Ecolab Inc. .................................................    838      31,844
Pennzoil Company.............................................    605      31,309
American Greetings Corp. (Class A)...........................    979      31,267
Ryder System, Inc. ..........................................  1,063      31,093
Snap-On, Inc. ...............................................    790      30,612
+ALZA Corp. .................................................  1,099      30,223
Harnischreger Industries, Inc. ..............................    637      29,621
+FMC Corporation.............................................    482      29,523
Thomas & Betts Corporation...................................    688      29,412
Louisiana-Pacific Corp. .....................................  1,410      29,257
USX-US Steel Group, Inc. ....................................  1,095      29,154
+Apple Computer Inc. ........................................  1,590      29,018
Homestake Mining Company.....................................  1,904      28,798
Cyprus Amax Minerals Co. ....................................  1,211      28,761
Bausch & Lomb, Incorporated..................................    720      28,440
Santa Fe Pacific Gold Corp. .................................  1,705      28,132
Echlin Inc. .................................................    804      27,336
Bemis Company, Inc. .........................................    679      27,160
Tupperware Corporation.......................................    808      27,068
Owens Corning Fiberglass Corp. ..............................    669      26,927
Maytag Corp. ................................................  1,300      26,812
Cummins Engine Company, Inc. ................................    513      26,291
+Oryx Energy Co. ............................................  1,360      26,180
Noram Energy Corp. ..........................................  1,782      26,062
Super Valu, Inc. ............................................    873      25,972
Moore Corp Ltd. .............................................  1,297      25,940
Goodrich (B.F.) Comp.  ......................................    697      25,528
Biomet, Incorporated.........................................  1,512      25,515
General Signal Corporation...................................    647      25,314
+Rowan Companies, Inc. ......................................  1,109      25,091
United States Surgical Corporation...........................    814      24,827
Giant Food, Inc. (Class A)...................................    775      24,800
Allergan, Inc. ..............................................    850      24,756
Sun Company, Inc. ...........................................    947      24,740
Pep Boys-Manny, Moe & Jack...................................    811      24,330
National Service Industries, Inc. ...........................    617      24,140
Millipore Corporation........................................    561      23,772
Polaroid Corp. ..............................................    590      23,452
Worthington Industries, Inc. ................................  1,217      23,275
+Harrah's Entertainment, Inc. ...............................  1,335      22,862
Mercantile Stores Company, Inc. .............................    478      22,167

                                                              SHARES    VALUE
COMMON STOCKS                                                   HELD  (NOTE 12)
--------------------------------------------------------------------------------
Timken Company (The).........................................    406 $    21,721
Tektronix, Inc. .............................................    426      21,513
Bard (C.R.) Inc. ............................................    740      21,090
Louisiana Land & Exploration Co. ............................    443      20,987
USLIFE Corporation...........................................    448      20,944
NICOR Inc. ..................................................    646      20,672
+USAir Group, Inc. ..........................................    834      20,433
Manor Care, Inc. ............................................    814      19,841
Cooper Tire & Rubber Company.................................  1,068      19,758
Battle Mountain Gold Company.................................  2,915      19,312
Boise Cascade Corporation....................................    629      19,185
Alberto-Culver Company (Class B).............................    724      18,915
Crane Co.....................................................    596      18,700
Foster Wheeler Corp. ........................................    527      18,643
ENSERCH Corporation..........................................    905      18,553
+Beverly Enterprises, Inc....................................  1,288      18,354
+Tandem Computers, Inc.......................................  1,534      18,216
Autodesk, Inc................................................    574      17,794
+King World Productions, Inc. ...............................    485      17,702
Russell Corp. ...............................................    495      17,696
Briggs & Stratton Corporation................................    375      16,828
+Santa Fe Energy Resources, Inc. ............................  1,177      16,331
Darden Restaurants, Inc. ....................................  2,046      16,112
Meredith Corporation.........................................    694      16,049
+Niagara Mohawk Power Corp. .................................  1,874      15,929
ASARCO, Inc. ................................................    556      15,638
Potlatch Corporation.........................................    374      15,381
Scientific-Atlanta, Inc. ....................................  1,004      15,311
McDermott International, Inc. ...............................    712      15,219
Peoples Energy Corporation...................................    453      15,006
Helmerich & Payne, Inc. .....................................    323      14,939
+Amdahl Corporation..........................................  1,574      14,756
+Unisys Corp. ...............................................  2,269      14,465
Stone Container Corp. .......................................  1,287      14,318
Shared Medical Systems Corporation...........................    305      14,182
Caliber Systems, Inc. .......................................    508      13,462
Centex Acceptance Corp. .....................................    369      13,007
EG&G, Inc. ..................................................    615      12,838
Great Atlantic & Pacific Tea Co., Inc. ......................    495      12,561
Inland Steel Co. ............................................    636      12,402
Trinova Corporation..........................................    363      12,160
Echo Bay Mines Ltd. .........................................  1,807      11,971
+Bethlehem Steel Corporation.................................  1,450      11,963
Longs Drug Stores Corp. .....................................    507      11,914
Springs Industries, Inc. ....................................    262      11,724
Fleetwood Enterprises, Inc. .................................    462      11,550
Jostens, Inc. ...............................................    503      11,380
Safety-Kleen Corp. ..........................................    756      11,151

-------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INDEX 500 FUND
SCHEDULE OF INVESTMENTS AS OF MARCH 31, 1997 (CONCLUDED)
-------------------------------------------------------------------------------

                                                              SHARES       VALUE
COMMON STOCKS                                                   HELD   (NOTE 1A)
--------------------------------------------------------------------------------
Ball Corporation.............................................    397 $    10,521
Coors (Adolph) Company,
 (Class B)...................................................    482      10,243
Cincinnati Milacron, Inc.....................................    518       9,713
Stride Rite Corp. ...........................................    643       9,645
Harland John H. Company (The)................................    402       9,548
ONEOK, Inc. .................................................    354       9,204
+Navistar International Corporation..........................    956       8,962
Pulte Corporation............................................    302       8,833
+Data General Corporation....................................    509       8,653
Fleming Companies, Inc. .....................................    490       8,575
Eastern Enterprises..........................................    264       8,151
+Charming Shoppes, Inc. .....................................  1,342       7,213
Kaufman and Broad Home Corp. ................................    505       6,691
Giddings & Lewis, Inc. ......................................    440       6,545
+Armco, Inc. ................................................  1,384       5,536
Nacco Industries Incorporation, (Class A)....................    107       5,270
+Intergraph Corporation......................................    592       4,588
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
 (COST--78,189,988)--76.4%                                            75,633,792
--------------------------------------------------------------------------------

                                                              FACE       VALUE
SHORT-TERM OBLIGATIONS--COMMERCIAL PAPER**                  AMOUNT   (NOTE 1A)
-------------------------------------------------------------------------------
American Home Products Corporation, 5.42% due
 4/11/1997............................................  $2,500,000 $ 2,496,236
CSW Credit, Inc., 5.55% due 4/14/1997.................   4,300,000   4,291,382
International Securitization Corp., 5.40% due
 4/14/1997............................................   5,000,000   4,990,250
McKenna Triangle National Corp., 5.57% due 4/04/1997..   2,500,000   2,498,840
                                                                   -----------
                                                                    14,276,708
-------------------------------------------------------------------------------
SHORT-TERM OBLIGATIONS--US GOVERNMENT AGENCY
OBLIGATIONS**
-------------------------------------------------------------------------------
Federal Home Loan Banks, 5.40% due 4/01/1997..........   6,965,000   6,965,000
Federal Home Loan Mortgage Corp., 5.26% due
 4/18/1997............................................   3,000,000   2,992,548
                                                                   -----------
                                                                     9,957,548
-------------------------------------------------------------------------------
TOTAL SHORT-TERM OBLIGATIONS (COST--24,234,256)--24.5%              24,234,256
-------------------------------------------------------------------------------
TOTAL INVESTMENTS (COST--$102,424,244)--101.1%........              99,868,048
VARIATION MARGIN ON STOCK INDEX FUTURES CONTRACTS***--
 (1.2)%...............................................              (1,229,855)
OTHER ASSETS LESS LIABILITIES--0.1%...................                 112,968
                                                                   -----------
NET ASSETS--100.0%....................................             $98,751,161
                                                                   ===========

-------------------------------------------------------------------------------
+ Non-income producing security.
++ Portion of holdings pledged as collateral for open stock index futures contracts.

* American Depositary Receipts (ADR).

** Commercial Paper and certain US Government Agency Obligations are traded on a discount basis; the interest rate shown is the discount rate paid at the time of purchase by the Fund.

*** Stock index futures contracts purchased as of March 31, 1997 were as follows:

------------------------------------------------------------------------------------------
NUMBER OF                                              EXPIRATION                    VALUE
CONTRACTS                 ISSUE                           DATE                     (NOTE 1B)
------------------------------------------------------------------------------------------
67                 S&P 500 Stock Index                 June 1997                  $25,393,000
------------------------------------------------------------------------------------------
TOTAL STOCK INDEX FUTURES CONTRACTS PURCHASED
 (CONTRACT PRICE--$26,906,070)..........................                          $25,393,000
                                                                                  ===========
------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
STATEMENT OF ASSETS AND LIABILITIES AS OF MARCH 31, 1997 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                   INDEX 500
                                                                      FUND
-------------------------------------------------------------------------------
ASSETS:
Investments, at value (identified cost--
 $102,424,244) (Note 1a)...........................               $ 99,868,048
Cash...............................................                    703,472
Receivables:
 Securities sold...................................  $  5,555,000
 Capital shares sold...............................       695,078
 Dividends.........................................       135,600    6,385,678
                                                     ------------
Deferred organization expenses (Note 1f)...........                     14,852
Prepaid registration fees and other assets (Note
 1f)...............................................                      7,910
                                                                  ------------
 Total assets......................................                106,979,960
                                                                  ------------
-------------------------------------------------------------------------------
LIABILITIES:
Payables:
 Securities purchased..............................     6,975,453
 Variation margin on stock index futures contracts
  (Note 1b)........................................     1,229,855
 Investment adviser (Note 2).......................         5,066
 Capital shares redeemed...........................            34    8,210,408
                                                     ------------
Accrued expenses and other liabilities.............                     18,391
                                                                  ------------
 Total liabilities.................................                  8,228,799
                                                                  ------------
-------------------------------------------------------------------------------
NET ASSETS.........................................               $ 98,751,161
                                                                  ============
-------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Common Stock, $0.10 par value, 100,000,000 shares
 authorized........................................               $    950,821
Paid-in capital in excess of par...................                101,025,846
Undistributed investment income--net...............                    452,226
Undistributed realized capital gains on invest-
 ments--net........................................                    391,534
Unrealized depreciation on investments--net........                 (4,069,266)
                                                                  ------------
NET ASSETS--Equivalent to $10.39 per share based on
 9,508,208 shares outstanding......................               $ 98,751,161
                                                                  ============
-------------------------------------------------------------------------------


See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
STATEMENT OF OPERATIONS FOR THE PERIOD JANUARY 1, 1997 TO MARCH 31, 1997 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                   INDEX 500
                                                                     FUND
------------------------------------------------------------------------------
INVESTMENT INCOME (NOTES 1d & 1e):
Dividends (net of $366 foreign withholding tax)..... $   245,433
Interest and discount earned........................     218,743
                                                     -----------
Total income........................................              $   464,176
                                                                  -----------
------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees (Note 2)...................      45,906
Registration fees (Note 1f).........................       4,096
Accounting services (Note 2)........................       2,699
Custodian fees......................................       2,280
Amortization of organization expenses (Note 1f).....       1,962
Professional fees...................................         970
Transfer agent fees (Note 2)........................         727
Directors' fees and expenses........................         133
Pricing services....................................          93
Other...............................................         173
                                                     -----------
Total expenses before reimbursement.................      59,039
Reimbursement of expenses (Note 2)..................     (47,099)
                                                     -----------
Expenses after reimbursement........................                   11,940
                                                                  -----------
Investment income--net..............................                  452,236
                                                                  -----------
------------------------------------------------------------------------------
REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS--
 NET (NOTES 1b, 1e, & 3):
Realized gain on investment--net....................                  396,577
Change in unrealized appreciation--net..............               (4,222,400)
                                                                  -----------
NET DECREASE IN NET ASSETS RESULTING FROM OPERA-
 TIONS..............................................              $(3,373,587)
                                                                  ===========
------------------------------------------------------------------------------


See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                        INDEX 500
                                                           FUND
                                           ------------------------------------
                                             FOR THE PERIOD
                                           JANUARY 1, 1997 TO  FOR THE PERIOD
                                               MARCH 31,      DEC. 13, 1996+ TO
                                                  1997            DEC. 31,
INCREASE (DECREASE) IN NET ASSETS:            (UNAUDITED)           1996
-------------------------------------------------------------------------------
OPERATIONS:
Investment income--net...................     $   452,236        $    16,863
Realized gain (loss) on investments--
 net.....................................         396,577               (193)
Change in unrealized appreciation on in-
 vestments--net..........................      (4,222,400)           153,134
                                              -----------        -----------
Net increase (decrease) in net assets re-
 sulting from operations.................      (3,373,587)           169,804
                                              -----------        -----------
-------------------------------------------------------------------------------
DIVIDENDS & DISTRIBUTIONS TO SHAREHOLDERS
 (NOTE 1g):
Investment income--net...................         (16,873)               --
Realized gain on investments--net........          (4,850)               --
                                              -----------        -----------
Net decrease in net assets resulting from
 dividends and distributions to
 shareholders............................         (21,723)               --
                                              -----------        -----------
-------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE 4):
Net increase in net assets derived from
 capital share transactions..............      91,394,631            582,036
                                              -----------        -----------
-------------------------------------------------------------------------------
NET ASSETS:
Total increase in net assets.............      87,999,321            751,840
Beginning of period......................      10,751,840         10,000,000
                                              -----------        -----------
End of period*...........................     $98,751,161        $10,751,840
                                              ===========        ===========
-------------------------------------------------------------------------------
* Undistributed investment income--net...     $   452,226        $    16,863
                                              ===========        ===========
-------------------------------------------------------------------------------
+ Commencement of Operations.
-------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

THE FOLLOWING PER SHARE DATA AND RATIOS
HAVE BEEN DERIVED
FROM INFORMATION PROVIDED IN THE FINANCIAL             INDEX 500 FUND
STATEMENTS.                                 ------------------------------------
                                              FOR THE PERIOD    FOR THE PERIOD
                                            JANUARY 1, 1997 TO DEC. 13, 1996+ TO
                                              MARCH 31, 1997     DEC. 31, 1996
INCREASE (DECREASE) IN NET ASSET VALUE:        (UNAUDITED)
--------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period......       $ 10.17            $ 10.00
                                                 -------            -------
Investment income--net....................           .05                .02
Realized and unrealized gain on invest-
 ments--net...............................           .19                .15
                                                 -------            -------
Total from investment operations..........           .24                .17
                                                 -------            -------
Less dividends and distributions:
 Investment income--net...................          (.02)               --
 Realized gain on investments--net........           -- ##              --
                                                 -------            -------
Total dividends and distributions.........          (.02)               --
                                                 -------            -------
Net asset value, end of period............       $ 10.39            $ 10.17
                                                 =======            =======
--------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share........          2.37%#            1.70%#
                                                 =======            =======
--------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses, net of reimbursement............          .08%*              .00%*
                                                 =======            =======
Expenses..................................          .39%*              .60%*
                                                 =======            =======
Investment income--net....................         2.96%*             3.08%*
                                                 =======            =======
--------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)..       $98,751            $10.752
                                                 =======            =======
Portfolio turnover........................          .15%               .04%
                                                 =======            =======
Average commission rate paid..............       $ .0161            $ .0120
                                                 =======            =======
--------------------------------------------------------------------------------

 * Annualized.
** Total investment returns exclude insurance-related fees and expenses.
 + Commencement of Operations.
 # Aggregate total investment return.
## Amount is less than $.01 per share.


See Notes to Financial Statements.

-------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
NOTES TO FINANCIALS STATEMENTS (UNAUDITED)
-------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

Merrill Lynch Variable Series Funds, Inc. (the "Company") is an open-end man-agement investment company, which is comprised of 16 separate funds ("Funds" or "Fund") offering 16 separate classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect wholly-owned subsidiaries of Merrill Lynch & Co., Inc. "ML & Co."), and other insur-ance companies, which are not affiliated with ML & Co., for their separate ac-counts to fund benefits under certain variable annuity contracts. These unau-dited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. Each Fund is classified as "diversified", as defined in the Investment Company Act of 1940, except for Developing Capital Markets Focus Fund, Global Bond Focus Fund, Global Strategy Focus Fund, and Natural Resources Focus Fund, all of which are classified as "non-diversified". The following is a summary of sig-nificant accounting policies followed by the Funds.

 (a) Valuation of investments--Money market securities maturing more than sixty days after the valuation date are valued at the most recent bid price or yield equivalent as obtained from dealers that make markets in the securities. When such securities are valued with sixty days or less to maturity, the dif-ference between the valuation existing on the sixty-first day before maturity and maturity value is amortized on a straight-line basis to maturity. Invest-ments maturing within sixty days from their date of acquisition are valued at amortized cost, which approximates market value.

 Portfolio securities which are traded on stock exchanges are valued at the last sale price as of the close of business on the day the securities are be-ing valued, or lacking any sales, at the closing bid price. Securities traded in the over-the-counter market are valued at the last available sale price prior to the time of valuation. Portfolio securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and it is expected that for debt securities this ordinarily will be the over-the-counter market. Options writ-ten are valued at the last sale price in the case of exchange-traded options or, in the case of option traded in the over-the-counter market, the last asked price. Options purchased are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last bid price. Futures contracts are valued at settlement price at the close of the applicable exchange. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company.

 (b) Derivative financial instruments--Certain Funds may engage in various portfolio strategies to seek to increase their returns by hedging its portfo-lio against adverse movements in the equity, debt and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

 . Forward foreign exchange contracts--Certain Funds are authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Funds' records. However, the effect on operations is recorded from the date the Funds enter into such contracts. Premium or discount is amortized over the life of the contracts.

 . Options--Certain Funds may write and purchase call and put options. When a Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid or received is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a clos-ing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

 Written and purchased options are non-income producing investments.

 . Financial futures contracts--Certain Funds may purchase or sell futures con-tracts and options on such futures contracts for the purpose

-------------------------------------------------------------------------------
of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the con-tract at the time it was opened and the value at the time it was closed.

 . Foreign currency options and futures--Certain Funds may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or an-ticipated to be purchased by the Fund.

 (c) Foreign currency transactions--Transactions denominated in foreign cur-rencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets and liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

 (d) Income taxes--It is the Company's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

 (e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently re-corded when the Fund has determined the ex-dividend date. Interest income (in-cluding amortization of premium and discount) is recognized on the accrual ba-sis. Realized gains and losses on security transactions are determined on the identified cost basis.

 (f) Deferred organization expenses and prepaid registration fees--Deferred organization expenses are charged to expense on a straight-line basis over a five-year period. Prepaid registration fees are charged to expense as the related shares are issued.

 (g) Dividends and distributions--Dividends and distributions paid by the Funds are recorded on the ex-dividend dates.

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

 The Company has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Prince-ton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of ML & Co., which is the limited partner. MLAM is responsible for the management of the Company's portfolios and provides the necessary personnel, facilities, equip-ment and certain other services necessary to the operations of the Funds.

 For such services, the Company pays a monthly fee based upon the average daily value of each Funds' net assets at the following annual rates: 0.30% of the average daily net assets of the Index 500 Fund.

 MLAM and Merrill Lynch Life Agency, Inc. ("MLLA") have entered into an agree-ment which limits the operating expenses paid by each Fund to 1.25% of its av-erage daily net assets. Any expenses in excess of 1.25% of average daily net assets will be reimbursed to the Fund by MLAM which, in turn, will be reim-bursed by MLLA.

 For the period January 1, 1997 to March 31, 1997, MLAM earned fees of $45,906 for the Index 500 Fund, all of which was voluntarily waived. In addition, MLAM has also reimbursed the Index 500 Fund $1,193 in additional expenses.

 Accounting services are provided to the Company by MLAM at cost.

 Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsid-iary of ML & Co., is the Company's transfer agent.

-------------------------------------------------------------------------------

 Certain officers and/or directors of the Company are officers and/or direc-tors of MLAM, PSI, MLFDS, Merrill Lynch Funds Distributor, Inc., a wholly-owned subsidiary of Merrill Lynch Group, Inc., which is the Funds' distribu-tor, and/or ML & Co.

3. INVESTMENTS:

 Purchases and sales of investments, excluding short-term securities, for the period January 1, 1997 to March 31, 1997 were as follows:

--------------------------------------------------------------------------------
                                                              PURCHASES   SALES
--------------------------------------------------------------------------------
Index 500 Fund.............................................. $68,915,885 $70,709
--------------------------------------------------------------------------------

 Transactions in options written for the period January 1, 1997 to March 31, 1997 were as follows:

INDEX 500 FUND
------------------------------------------------------------------------------
                                                      NOMINAL VALUE/
                                                         NUMBER OF
                                                         CONTRACTS
                                                        COVERED BY    PREMIUMS
PUT OPTIONS WRITTEN                                   WRITTEN OPTIONS RECEIVED
------------------------------------------------------------------------------
Outstanding put options written, beginning of peri-
 od..................................................        --            --
Options written......................................       300       $ 5,541
Options closed.......................................      (300)       (5,541)
                                                           ----       -------
Outstanding put options written, end of period.......        --            --
                                                           ====       =======
------------------------------------------------------------------------------

 At March 31, 1997, net unrealized appreciation/depreciation and aggregate cost for Federal income tax purposes were as follows:

-------------------------------------------------------------------------------
                                                                     INDEX
                                                                      500
                                                                      FUND
-------------------------------------------------------------------------------
Appreciated securities........................................... $    988,294
Depreciated securities...........................................   (3,544,490)
                                                                  ------------
Net unrealized depreciation...................................... $ (2,556,196)
                                                                  ============
Cost for Federal income tax purposes............................. $102,424,244
                                                                  ============
-------------------------------------------------------------------------------

 At March 31, 1997, net realized and unrealized gains (losses) were as fol-lows:

-------------------------------------------------------------------------------
                                                              INDEX 500
                                                                 FUND
                                                         ---------------------
                                                         REALIZED
                                                          GAINS    UNREALIZED
                                                         (LOSSES)   (LOSSES)
-------------------------------------------------------------------------------
Long-term investments................................... $  4,539  $(2,556,196)
Short-term Investments..................................     (936)          --
Financial futures contracts.............................  383,535   (1,513,070)
Investment options purchased............................    5,707           --
Investment options written..............................    3,732           --
                                                         --------  -----------
                                                         $396,577  $(4,069,266)
                                                         ========  ===========
-------------------------------------------------------------------------------

4. CAPITAL SHARE TRANSACTIONS:

 Transactions in capital shares were as follows:

INDEX 500 FUND
--------------------------------------------------------------------------------
FOR THE PERIOD JANUARY 1, 1997 TO                                     DOLLAR
MARCH 31, 1997 (UNAUDITED)                               SHARES       AMOUNT
--------------------------------------------------------------------------------
Shares sold...........................................  9,436,509  $102,247,743
Shares issued to shareholders in reinvestment of divi-
 dends and distributions..............................      1,829        18,482
                                                        ---------  ------------
Total issued..........................................  9,438,338   102,266,225
Shares redeemed.......................................   (987,477)  (10,871,594)
                                                        ---------  ------------
Net increase..........................................  8,450,861  $ 91,394,631
                                                        =========  ============
--------------------------------------------------------------------------------
FOR THE PERIOD DECEMBER 13, 1996+                                     DOLLAR
TO DECEMBER 31, 1996                                     SHARES       AMOUNT
--------------------------------------------------------------------------------
Shares sold...........................................     57,357  $    582,138
Shares redeemed.......................................        (10)         (102)
                                                        ---------  ------------
Net increase..........................................     57,347  $    582,036
                                                        =========  ============
--------------------------------------------------------------------------------

+ Prior to December 13, 1996 (commencement of operations), the Fund issued
  1,000,000 shares to MLA for $10,000,000.